UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  Last day of February

Date of reporting period: March 1, 2010 through August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Municipal Bond Funds

August 31, 2010 (Unaudited)

JPMorgan Arizona Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Short-Intermediate Municipal Bond Fund
JPMorgan Tax Free Bond Fund

CONTENTS

CEO’s Letter	1
A Message From Gary J. Madich	2
Market Overview	3
Fund Commentaries:
JPMorgan Arizona Municipal Bond Fund	4
JPMorgan Michigan Municipal Bond Fund	6
JPMorgan Municipal Income Fund	8
JPMorgan Ohio Municipal Bond Fund	10
JPMorgan Short-Intermediate Municipal Bond Fund	12
JPMorgan Tax Free Bond Fund	14
Schedules of Portfolio Investments	16
Financial Statements	64
Financial Highlights	76
Notes to Financial Statements	88
Schedule of Shareholder Expenses	103
Board Approval of Investment Advisory Agreements	106

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER
SEPTEMBER 17, 2010 (Unaudited)

Dear Shareholder:

Earlier this year, investors embraced signs that Wall Street finally seemed to be on the mend. The economy appeared to be recovering, with improvements in housing starts, industrial production, and productivity growth all suggesting that the economy was coming out of recession.

“The economy appeared to be recovering, with improvements in housing starts, industrial production, and productivity growth all suggesting that the economy was coming out of recession.”

These positive developments helped the U.S. stock market maintain the strong momentum it had enjoyed since March 2009. But in April 2010, investors received a painful reminder of just how sensitive the markets continue to be to the health of the economy. A wave of discouraging U.S. economic data, compounded by the global economic crisis and a rapidly accelerating Chinese economy, cast doubt on the recovery, resulting in heightened volatility and a major market correction.

Today, the market continues to be sensitive to signs of soft economic growth, including ongoing consumer deleveraging, a still-troubled global financial system, and a weak housing market. However, we are encouraged by the recent release of positive economic data, including rising corporate profits, which are now within striking distance of their all-time high set in 2007.

Investors’ aversion to risk drive yields to record lows

A combination of near-zero official policy rates, central bank bond purchases, investor aversion to risk, and concerns over economic recovery have driven U.S. Treasury yields to historic lows. The yield on 30-year U.S. Treasury bond yields dropped from 4.6% to 3.5%, the benchmark 10-year U.S. Treasury bond yields declined from 3.6% to 2.5%, and the two-year U.S. Treasury note dipped from 0.8% to 0.5% as of the six-month reporting period ending August 31st, 2010.

Equities start strong, but end on a discouraging note

While U.S. equity indices started the reporting period strong, slow U.S. domestic growth and deflation fears began to draw investors away from equities in April, as many rotated into the safety of U.S. Treasuries and gold. By August, equity investors had clearly taken a summer vacation, and stocks limped to their worst August since 2001. The Standard & Poor’s 500 Index closed at 1,049 on August 31st, 2010, posting a decline of 4.0% from February 26th, 2010.

An important perspective on recovery

Recently, when testifying to Congress about the state of the economy, Federal Reserve Chairman Ben Bernanke described the outlook as being “unusually uncertain.” I suspect most investors would agree with this outlook. Depending on whether you choose to look at the lackluster economy, the sharp revival in corporate profits, or the volatile markets, you can paint three very different pictures of the investment environment.

Regardless of how you view the environment however, we believe it’s important to refrain from making emotional investment decisions based on what may have happened over the past decade, or what you think may lie ahead. Certainly, timing any reacceleration in economic growth can be very difficult, as the economy remains vulnerable to a number of risks that could lead to a relapse. Thus, as the economy slowly moves through the difficult waters of recovery, we believe investors should take a balanced approach to investing, and try to remain as broadly diversified as possible.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas
J.P. Morgan Asset Management

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   1

A MESSAGE FROM GARY J. MADICH
Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group
OCTOBER 21, 2010 (Unaudited)

With the recent market turmoil still fresh in the minds of many investors, new assets have poured into bond funds since the market bottomed in March 2009. Investors seem to be drawn to the perception of bonds’ relative safety versus other investments, likely a reaction to the sharp decline in stock prices in 2008 and early 2009 and the general uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events, a risk that has garnered recent attention as many states have seen their growing budget deficit challenges become the topic of newspaper headlines. Acknowledging the challenges that are facing many states and municipalities, our municipal and tax free funds have maintained their bias towards bonds with high credit quality and sectors that have historically demonstrated lower volatility. However, it is important to note that, given their inherent geographic concentration, state-specific municipal bond funds may experience a disproportionately negative impact as a result of unfavorable economic or political developments in the state or region where the funds are primarily invested.

While we certainly believe that municipal bond funds are a valuable tool for many investors, the risks associated with these funds serve as a stark reminder about the importance of a well-diversified portfolio. As an investor, the best way to guard against any type of risk is to proactively build a well-diversified portfolio, a portfolio that is able to withstand and benefit from a variety of future outcomes.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich

2   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW
SIX MONTHS ENDED AUGUST 31, 2010

Strong corporate earnings buoyed investor sentiment early in the reporting period, as investors’ appetite for risk continued to recover following the March 2009 market bottom. Credit spreads initially narrowed but finished the reporting period modestly wider as risk aversion returned to the market in late April 2010 amid the threat of systemic fallout from Europe’s debt crisis (generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries). Additionally, concerns about slowing growth in China and disappointing U.S. economic data led many investors to question the strength and sustainability of the recovery. As a result, investors sought haven in U.S. Treasuries, sending their prices higher and yields sharply lower, with the yield for the 10-Year U.S. Treasury note falling below 3.00% for the first time since April 2009, while the yield for 2-Year notes fell to an historical low.

Yields also fell to historical lows in the tax-free fixed income market, which experienced large asset inflows and a favorable supply/demand environment. New debt issuance in the tax-free market continued to decline and was significantly lower when viewed without Build America Bonds (BABS), which remained a large portion of new issuance during the reporting period. BABS were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. Pre-refunded (bonds that are secured with U.S. government securities) underperformed the broad municipal market while revenue bonds (municipal bonds that repay bondholders with revenues generated by the purpose of the bonds) outperformed.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   3

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.16%
Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index	4.58%

Net Assets as of 8/31/2010 (In Thousands)	$155,851
Duration	5.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Arizona Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

On an absolute basis and relative to the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index (the “Benchmark”), duration was a key driver of performance during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/drop in price as interest rates go down/up versus bonds with longer duration.

Across most sectors, the Fund’s fixed income securities with shorter duration underperformed, while the Fund’s holdings with longer duration outperformed as interest rates declined during the reporting period. The Fund’s prerefunded bonds (bonds that are secured with U.S. government securities) had shorter duration and did not perform as well, while the Fund’s holdings in the electric and water and sewer sectors had longer duration and performed the best.

To enhance the Fund’s geographic diversification, the Fund maintained positions, within its prospectus guidelines, in securities issued outside Arizona. These positions were generally high-grade, liquid securities and they positively contributed to performance during the reporting period.

Meanwhile, the best performing part of the yield curve, which shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time, was the 8–12 year range. The Fund’s performance benefited from an overweight position in this part of the yield curve relative to the Benchmark. The Fund also benefited from an underweight position in the 1–2 year range of the yield curve, since this was the worst performing range.

HOW WAS THE FUND POSITIONED?

From a credit quality perspective, the Fund had an overweight position versus the Benchmark in AAA-rated and A-rated securities, and an underweight in AA-rated securities and BBB-rated securities. The highest rated securities in the Fund were among the best performers during the reporting period.

The Fund began the reporting period with a slightly shorter duration than the Benchmark and finished the reporting period with a slightly longer duration. During the reporting period, the Fund’s portfolio manager bought fixed income securities with 9 to 17 year maturities, increasing the overall duration of the Fund.

CREDIT QUALITY ALLOCATIONS***

AAA	42.7%
AA	37.8
A	15.9
BAA	3.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

4   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		3.97%	6.70%	4.28%	4.52%
With Sales Charge**		0.09	2.68	3.49	4.12
CLASS B SHARES	1/20/97
Without CDSC		3.59	6.04	3.62	3.99
With CDSC***		(1.41)	1.04	3.27	3.99
CLASS C SHARES	2/19/05
Without CDSC		3.62	6.08	3.60	3.85
With CDSC****		2.62	5.08	3.60	3.85
SELECT CLASS SHARES	1/20/97	4.16	7.11	4.55	4.79

*	Not annualized.

**	Sales Charge for Class A Shares is 3.75%.

***	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

****	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   5

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.40%
Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index	4.58%

Net Assets as of 8/31/2010 (In Thousands)	$166,533
Duration	5.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Michigan Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

On an absolute basis and relative to the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index (the “Benchmark”), duration was a key driver of performance during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/drop in price as interest rates go down/up versus bonds with longer duration. The Fund began and finished the reporting period with a slightly shorter duration than the Benchmark. This modestly detracted from the Fund’s relative performance as interest rates declined during the reporting period.

Across most sectors and ratings segments, the Fund’s fixed income securities with shorter duration underperformed, while the Fund’s holdings with longer duration outperformed. On an absolute basis, the Fund’s holdings in the transportation sector had longer duration and performed the best, while the Fund’s prerefunded bonds (bonds that are secured with U.S. government securities) had shorter duration and did not perform as well. However, the Fund was underweight pre-refunded bonds relative to the Benchmark, which helped its relative performance.

To enhance the Fund’s geographic diversification, the Fund maintained positions, within its prospectus guidelines, in securities issued outside Michigan. These positions were generally high-grade, liquid securities and they positively contributed to performance during the reporting period.

The best performing part of the yield curve, which shows the relationship between yields and maturity dates for a set of similar bonds, at a given point in time, was the 8–12 year range. The Fund benefited from an overweight position in this part of the yield curve relative to the Benchmark. The Fund also benefited from an underweight position in the 1–2 year range of the yield curve, since this was the worst performing range.

HOW WAS THE FUND POSITIONED?

From a credit quality perspective, the Fund had an overweight position versus the Benchmark in AA-rated securities, an underweight in BBB-rated securities, and an underweight in AAA-rated issues. The highest rated securities in the Fund were the best performers in the reporting period. The Fund was overweight the hospital sector, which was among the best performing sectors in the portfolio during the reporting period.

CREDIT QUALITY ALLOCATIONS***

AAA	19.3%
AA	55.4
A	21.0
BAA	4.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

6   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/1/93
Without Sales Charge		4.17%	7.55%	4.10%	4.57%
With Sales Charge**		0.26	3.55	3.31	4.16
CLASS B SHARES	9/23/96
Without CDSC		3.87	6.91	3.45	4.04
With CDSC***		(1.13)	1.91	3.10	4.04
CLASS C SHARES	2/19/05
Without CDSC		3.91	6.85	3.46	3.92
With CDSC****		2.91	5.85	3.46	3.92
SELECT CLASS SHARES	2/1/93	4.40	7.83	4.37	4.84

*	Not annualized.

**	Sales Charge for Class A Shares is 3.75%.

***	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

****	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   7

JPMorgan Municipal Income Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.25%
Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index	4.58%

Net Assets as of 8/31/2010 (In Thousands)	$1,241,026
Duration	5.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

On an absolute basis and relative to the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index (the “Benchmark”), duration was the main driver of performance. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/drop in price as interest rates go down/up versus bonds with longer duration. The Fund had a shorter duration than the Benchmark, which hurt its relative performance as rates declined during the reporting period. The Fund’s underweight to pre-refunded bonds (bonds that are secured with U.S. government securities) helped offset the negative impact from the Fund’s shorter duration given that pre-refunded bonds underperformed the Benchmark.

Across most sectors and ratings segments, the Fund’s fixed income securities with longer duration outperformed, while the Fund’s holdings with shorter duration underperformed. The Fund’s holdings in the water and sewer sector had longer duration and performed the best, while the Fund’s holdings in the housing sector had shorter duration and did not perform as well. The Fund’s investments in the housing sector, where the Fund had its largest overweight, were also hurt by concerns of faster prepayment speeds due to expected increased refinancing activity (mortgage refinancing can hurt bondholders by returning the money they invested more quickly than anticipated).

HOW WAS THE FUND POSITIONED?

The Fund, which seeks current income, continued to emphasize yield sectors, particularly the housing sector and was underweight lower-yielding bonds, such as pre-refunded bonds. The Fund was also overweight versus the Benchmark the hospital and education sectors. The Fund’s duration was shorter than the Benchmark and was not adjusted significantly during the reporting period. The majority of the Fund’s assets were invested among high quality securities, with roughly 87% of the Fund’s assets invested in securities rated single A or better.

CREDIT QUALITY ALLOCATIONS***

AAA	32.9%
AA	44.8
A	13.5
BAA	7.4
BA & NR	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

8   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/23/93
Without Sales Charge		3.99%	8.03%	4.18%	4.46%
With Sales Charge**		0.09	3.99	3.38	4.05
CLASS B SHARES	1/14/94
Without CDSC		3.84	7.60	3.59	3.95
With CDSC***		(1.16)	2.60	3.24	3.95
CLASS C SHARES	11/4/97
Without CDSC		3.76	7.53	3.60	3.83
With CDSC****		2.76	6.53	3.60	3.83
SELECT CLASS SHARES	2/9/93	4.25	8.46	4.46	4.73

*	Not annualized.

**	Sales Charge for Class A Shares is 3.75%.

***	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

****	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   9

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.38%
Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index	4.58%

Net Assets as of 8/31/2010 (In Thousands)	$319,325
Duration	5.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Ohio Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

On an absolute basis and relative to the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Benchmark”), duration was the main driver of performance. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/drop in price as interest rates go down/up versus bonds with longer duration. Across sectors and ratings segments, the Fund’s fixed income securities with shorter duration underperformed, while the Fund’s holdings with longer duration outperformed as interest rates declined during the reporting period. The Fund’s holdings in the special tax and education sectors had longer duration and performed the best, while the Fund’s holdings in the housing and electric sectors had shorter duration and did not perform as well.

HOW WAS THE FUND POSITIONED?

The movement of the Fund’s duration essentially mirrored that of the Benchmark and slowly migrated downward over the reporting period, starting with a duration of 5.71 years and finishing the period with a duration of 5.35 years. The Benchmark started the reporting period with a duration of 5.69 years and finished the reporting period with a duration of 5.42 years.

The Fund’s portfolio managers focused on issues from highly rated, large state and local municipalities, which, in their view, were more liquid and had the potential to better withstand the impact of an economic downturn.

The Fund also held roughly 5% of its net assets in a money market fund. This was a modest drag on performance as the yields available from this short-term instrument were low during the reporting period.

CREDIT QUALITY ALLOCATIONS***

AAA	26.3%
AA	54.3
A	16.1
BAA	3.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

10   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		4.23%	7.18%	4.43%	4.61%
With Sales Charge**		0.36	3.15	3.63	4.21
CLASS B SHARES	1/14/94
Without CDSC		3.97	6.59	3.78	4.07
With CDSC***		(1.03)	1.59	3.44	4.07
CLASS C SHARES	2/19/05
Without CDSC		3.89	6.53	3.78	3.95
With CDSC****		2.89	5.53	3.78	3.95
SELECT CLASS SHARES	7/2/91	4.38	7.51	4.70	4.87

*	Not annualized.

**	Sales Charge for Class A Shares is 3.75%.

***	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

****	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   11

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.79%
Barclays Capital 1–5 Year Municipal Blend Index	2.36%

Net Assets as of 8/31/2010 (In Thousands)	$1,352,655
Duration	2.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (“the Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

On an absolute basis and relative to the Barclays Capital 1-5 Year Municipal Blend Index (the “Benchmark”), duration was a key driver of performance during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/drop in price as interest rates go down/up versus bonds with longer duration. The Fund’s lease-revenue bonds had shorter duration and did not perform as well, while the Fund’s transportation holdings had longer duration and performed strongly.

Given the uncertain economic environment and yield environment, the Fund’s portfolio managers employed a “barbell strategy,” allocating a portion of the Fund’s assets between very short duration (1 to 2 years) and longer durations (6 and 7 years) fixed income securities. The strategy is known as a “barbell” approach because assets are invested among short duration and long duration securities but not in middle duration securities, in this case with maturities of 3 to 5 years. Generally, the long-term end of the barbell allows investors to lock into relatively attractive long-term interest rates, while the short-term end of the barbell ensures that investors will have the opportunity to invest elsewhere if the bond market takes a downturn. This strategy detracted from relative performance during the reporting period as securities with maturities of 3 to 5 years performed well. On the positive side, the Fund’s investments in high-quality airport revenue bonds contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to maintain a bias toward higher quality issuances, given the Fund’s portfolio managers ongoing concerns regarding state and local budget deficits.

CREDIT QUALITY ALLOCATIONS***

AAA	48.0%
AA	41.7
A	6.1
BAA	3.3
BA & NR	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

12   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/4/98
Without Sales Charge		1.57%	3.35%	3.29%	3.35%
With Sales Charge**		(0.70)	1.03	2.83	3.11
CLASS B SHARES	5/4/98
Without CDSC		1.30	2.90	2.78	3.03
With CDSC***		(1.70)	(0.10)	2.78	3.03
CLASS C SHARES	11/1/01	1.41	2.94	2.78	2.83
INSTITUTIONAL CLASS SHARES	6/19/09	1.92	3.96	3.64	3.64
SELECT CLASS SHARES	5/4/98	1.79	3.72	3.57	3.61

*	Not annualized.

**	Sales Charge for Class A Shares is 2.25%.

***	Assumes 3% CDSC (contingent deferred sales charge) for the one-year period, 0% CDSC for the five-year period and thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C and Institutional Class Shares prior to their inception are based on the performance of Select Class Shares. Returns for Class C Shares have been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Barclays Capital 1–5 Year Municipal Blend Index and the Lipper Short-Intermediate Municipal Debt Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–5 Year Municipal Blend Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–5 Year Municipal Blend Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   13

JPMorgan Tax Free Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.10%
Barclays Capital Municipal Bond Index	5.42%

Net Assets as of 8/31/2010 (In Thousands)	$711,731
Duration	6.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund invested primarily in high-quality general obligation bonds, prerefunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds, which hurt the Fund’s relative performance as investors preferred riskier lower-quality municipal bonds during the reporting period.

On an absolute basis and relative to the Barclays Capital Municipal Bond Index (the “Benchmark”), duration was a key driver of performance during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/drop in price as interest rates go down/up versus bonds with longer duration. The Fund had shorter duration than the Benchmark, which modestly detracted from the Fund’s relative performance as interest rates came down during the reporting period. Across most sectors and ratings segments, the Fund’s fixed income securities with longer duration outperformed, while the Fund’s holdings with shorter duration underperformed. Meanwhile, the Fund’s overweight of the 10 year portion of the yield curve contributed to relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds, at a given point in time.

HOW WAS THE FUND POSITIONED?

The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund bought shorter duration newly issued debt with relatively higher yields. For liquidity and to enhance the Fund’s overall credit quality, the Fund purchased prerefunded bonds during the reporting period. The Fund lowered its exposure to the housing sector, as the Fund’s portfolio managers were concerned that the U.S. government would implement programs that encourage borrowers to refinance their mortgages (mortgage refinancing can hurt bondholders by returning the money they invested more quickly than anticipated). The Fund reduced its exposure to the tobacco sector due to concerns about downgrade risks.

CREDIT QUALITY ALLOCATIONS***

AAA	21.5%
AA	49.5
A	23.3
BAA	5.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

14   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/1/88
Without Sales Charge		4.10%	7.28%	4.02%	4.85%
With Sales Charge**		0.17	3.27	3.22	4.45
CLASS B SHARES	4/4/95
Without CDSC		3.73	6.54	3.31	4.28
With CDSC***		(1.27)	1.54	2.96	4.28
CLASS C SHARES	7/1/08
Without CDSC		3.67	6.44	3.31	3.77
With CDSC****		2.67	5.44	3.31	3.77
SELECT CLASS SHARES	2/1/95	4.17	7.36	4.19	5.06

*	Not annualized.

**	Sales Charge for Class A Shares is 3.75%.

***	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

****	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Barclays Capital Municipal Bond Index and the Lipper General Municipal Debt Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Barclays Capital Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General Municipal Debt Funds Index represents the total returns of the 30 largest mutual funds in the indicated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   15

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 98.7%
	Arizona — 88.0%
	Certificate of Participation/Lease — 11.7%
	Arizona School Facilities Board,
1,000	COP, 5.250%, 09/01/18	1,100
1,500	Series A, COP, NATL-RE, 5.000%, 09/01/12	1,620
	Arizona State University, Board of Regents,
2,000	COP, NATL-RE, 5.000%, 07/01/17	2,329
1,000	COP, NATL-RE, 5.000%, 07/01/17	1,152
	Pima County, Justice Building Project,
1,065	Series A, COP, AMBAC, 5.000%, 07/01/16	1,207
1,000	Series A, COP, AMBAC, 5.000%, 07/01/17	1,135
1,570	Scottsdale Municipal Property Corp., Rev., COP, 5.000%, 07/01/26	1,934
2,630	State of Arizona, Series A, COP, AGM, 5.000%, 11/01/11	2,757
2,000	State of Arizona, Department of Administration, Series A, COP, AGM, 5.250%, 10/01/19	2,249
	University of Arizona,
1,365	Series A, COP, AMBAC, 5.000%, 06/01/15	1,504
1,000	Series B, COP, AMBAC, 5.000%, 06/01/15	1,080
145	University of Arizona, Unrefunded Balance, Series A, COP, AMBAC, 5.500%, 06/01/12	156
		18,223
	Education — 6.9%
2,700	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 5.000%, 07/01/18	3,039
	Arizona State University,
1,500	Rev., AGM, 5.250%, 07/01/12	1,634
2,000	Rev., AGM, 5.250%, 07/01/12	2,176
1,520	City of Glendale IDA, Midwestern University, Rev., 5.000%, 05/15/14	1,671
1,905	Navajo County, Unified School District No. 20, Whiteriver, Project of 2005, Series A, Rev., NATL-RE, 5.000%, 07/01/18	2,249
		10,769
	General Obligation — 14.7%
3,000	City of Gilbert, GO, NATL-RE, 5.000%, 07/01/16	3,562
2,100	City of Gilbert, Projects of 2006 & 2007, GO, 5.000%, 07/01/18	2,539
1,090	City of Mesa, GO, NATL-RE, FGIC, 5.375%, 07/01/14	1,262
1,000	City of Scottsdale, Projects of 2000 & 2004, GO, 5.000%, 07/01/16	1,205
1,345	City of Scottsdale, Unrefunded Balance, GO, 5.250%, 07/01/11	1,397
1,500	City of Tucson, GO, NATL-RE, 5.000%, 07/01/18	1,815
2,000	Maricopa County, Community College District, Series C, GO, 5.000%, 07/01/19	2,433
1,000	Maricopa County, High School District No. 210-Phoenix, GO, AGM, 5.250%, 07/01/19	1,232
2,000	Maricopa County, School District No. 28-Kyrene Elementary, Capital Appreciation, Series C, GO, NATL-RE, FGIC, Zero Coupon, 01/01/11	1,994
1,265	Maricopa County, School District No. 38-Madison Elementary, Project of 2004, Series A, GO, NATL-RE, 5.000%, 07/01/15	1,428
1,020	Maricopa County, Unified School District No. 11-Peoria, Unrefunded Balance, School Improvement, GO, NATL-RE, FGIC, 4.750%, 07/01/11	1,050
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, Certificates of Ownership, Series A, GO, NATL-RE, FGIC, 5.250%, 07/01/14	1,155
1,560	Pima County, Unified School District No. 12 Sunnyside, GO, AGM, 5.000%, 07/01/14	1,805
		22,877
	Hospital — 4.4%
	Arizona Health Facilities Authority, Banner Health,
1,185	Series A, Rev., 5.000%, 01/01/12	1,242
1,225	Series A, Rev., 5.000%, 01/01/14	1,357
	Scottsdale IDA, Healthcare,
1,000	Series A, Rev., 5.000%, 09/01/15	1,105
1,200	Series A, Rev., 5.000%, 09/01/18	1,280
1,000	Show Low IDA, Navapache Regional Medical Center, Series A, Rev., ACA, 5.500%, 10/04/10	1,001
900	Yavapai County IDA, Yavapai Regional Medical Center, Series A, Rev., AGM, 5.125%, 10/04/10	903
		6,888
	Housing — 0.1%
90	City of Phoenix IDA, Statewide, Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.350%, 09/23/10	90
25	Pima County IDA, Single Family Mortgage, Series A, Rev., 6.400%, 10/04/10	25
		115
	Other Revenue — 6.0%
2,500	Arizona Power Authority, Crossover, Series A, Rev., SO, 5.250%, 10/01/17	3,046

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — Continued
2,500	Arizona Water Infrastructure Finance Authority, Series A, Rev., 5.000%, 10/01/17	3,027
1,000	Greater Arizona Development Authority, Series A, Rev., NATL-RE, 5.000%, 08/01/15	1,078
2,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/20	2,156
		9,307
	Prerefunded — 10.5%
3,000	Arizona School Facilities Board, Series A, COP, NATL-RE, 5.250%, 03/01/13 (p)	3,357
1,500	Arizona Water Infrastructure Finance Authority, Water Quality, Series A, Rev., 5.375%, 10/01/11 (p)	1,583
1,000	City of Phoenix, GO, 5.000%, 07/01/14 (p)	1,168
6,450	Maricopa County IDA, Capital Appreciation, Series 1983 A, Rev., Zero Coupon, 12/31/14 (p)	6,093
2,000	Scottsdale Municipal Property Corp., Rev., 5.000%, 07/01/16 (p)	2,424
1,555	University of Arizona, Series A, COP, AMBAC, 5.500%, 06/01/12 (p)	1,690
		16,315
	Special Tax — 8.8%
2,500	City of Phoenix, Street & Highway, Capital Appreciation, Junior Lien, Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/12	2,434
1,125	City of Tempe, Excise Tax, Rev., 5.000%, 07/01/16	1,337
3,000	Phoenix Civic Improvement Corp., Sub Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/15	3,455
	Scottsdale Municipal Property Corp.,
2,500	Rev., 5.000%, 07/01/14	2,892
3,000	Rev., 5.000%, 07/01/17	3,615
		13,733
	Transportation — 7.5%
	Arizona Transportation Board,
2,000	Series A, Rev., 5.000%, 07/01/18	2,294
2,000	Series A, Rev., 5.250%, 07/01/12	2,190
3,000	Series B, Rev., 5.250%, 07/01/12	3,219
1,000	City of Mesa, Street & Highway, Rev., AGM, 5.000%, 07/01/12	1,079
1,000	Tucson Airport Authority, Inc., Rev., AGM, 5.000%, 06/01/12	1,078
1,670	Tucson Airport Authority, Inc., Sub Lien, Rev., AMT, NATL-RE, 5.000%, 12/01/16	1,772
		11,632
	Utility — 7.2%
3,000	City of Mesa, Utility Systems, Rev., NATL-RE, FGIC, 5.000%, 07/01/20	3,575
	Salt River Project Agricultural Improvement & Power District,
3,600	Series A, Rev., 5.000%, 01/01/18	4,142
1,550	Series A, Rev., 5.000%, 01/01/18	1,809
1,500	Series A, Rev., 5.000%, 01/01/19	1,777
		11,303
	Water & Sewer — 10.2%
	Arizona Water Infrastructure Finance Authority, Water Quality,
2,025	Series A, Rev., 5.000%, 10/01/18	2,352
1,915	Series A, Rev., 5.000%, 10/01/19	2,275
2,020	Series A, Rev., 5.000%, 10/01/19	2,291
	City of Scottsdale, Water & Sewer,
1,430	Rev., 5.250%, 07/01/21	1,832
1,875	Rev., 5.250%, 07/01/23	2,432
2,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/19	2,295
2,000	Phoenix Civic Improvement Corp., Wastewater Systems, Senior Lien, Rev., 5.500%, 07/01/18	2,421
		15,898
	Total Arizona	137,060
	Illinois — 0.7%
	Water & Sewer — 0.7%
1,000	City of Chicago, Wastewater Transmission, Second Lien, Series B, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	1,107
	Michigan — 2.2%
	Prerefunded — 2.2%
3,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	3,379
	Nevada — 1.5%
	Prerefunded — 1.5%
2,000	Clark County School District, Building, Series D, GO, NATL-RE, 5.000%, 12/15/14 (p)	2,347
	Pennsylvania — 0.7%
	Hospital — 0.7%
1,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	1,134

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   17

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	South Carolina — 2.1%
	General Obligation — 1.3%
1,760	Charleston County, Series A, GO, 5.000%, 08/01/19	2,077
	Utility — 0.8%
1,000	South Carolina State Public Service Authority, Santee Cooper, Series A, Rev., 5.375%, 01/01/19	1,147
	Total South Carolina	3,224
	Texas — 3.5%
	General Obligation — 1.3%
1,700	Eagle Mountain & Saginaw Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/17	2,015
	Transportation — 2.2%
3,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.250%, 04/01/14	3,485
	Total Texas	5,500
	Total Municipal Bonds (Cost $142,088)	153,751
SHARES
Short-Term Investment — 0.6%
	Investment Company — 0.6%
988	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $988)	988
	Total Investments — 99.3% (Cost $143,076)	154,739
	Other Assets in Excess of Liabilities — 0.7%	1,112
	NET ASSETS — 100.0%	$155,851

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 99.2%
	Arizona — 2.0%
	Other Revenue — 1.3%
2,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/20	2,233
	Utility — 0.7%
1,000	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/18	1,151
	Total Arizona	3,384
	California — 0.7%
	Water & Sewer — 0.7%
1,000	San Diego Public Facilities Financing Authority, Series B, Rev., 5.500%, 05/15/19	1,175
	District of Columbia — 1.4%
	Special Tax — 1.4%
2,000	District of Columbia, Income Tax, Series A, Rev., 5.000%, 06/01/20	2,310
	Massachusetts — 1.5%
	General Obligation — 1.5%
2,000	Commonwealth of Massachusetts, Series E, GO, AMBAC, 5.000%, 11/01/25	2,446
	Michigan — 85.5%
	Certificate of Participation/Lease — 3.7%
1,800	City of Detroit, Wayne County Stadium Authority, Rev., COP, NATL-RE, FGIC, 5.500%, 10/04/10	1,803
1,250	Michigan State Building Authority, Facilities Program, Series I, Rev., COP, AGM, 5.250%, 10/15/13	1,391
1,500	Michigan Strategic Fund, House of Representatives Facilities, Series A, Rev., COP, AGC, 5.250%, 10/15/18	1,740
1,055	Midland County Building Authority, Rev., COP, AGM, 5.000%, 10/01/15	1,202
		6,136
	Education — 3.8%
1,240	Michigan Higher Education Facilities Authority, Kettering University, Limited Obligation, Rev., AMBAC, 5.500%, 09/01/11 (f) (i)	1,240
	Michigan Higher Education Student Loan Authority,
1,200	Series XII-T, Rev., AMBAC, 5.300%, 09/01/10	1,200
1,000	Series XVII-A, Rev., AMBAC, 5.750%, 12/01/10	961
1,670	Oakland University, Rev., AMBAC, 5.250%, 05/15/14	1,860
1,000	Western Michigan University, Rev., NATL-RE, 5.000%, 11/15/13	1,088
		6,349
	General Obligation — 33.4%
2,300	Caledonia Community Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	2,578
1,675	Charles Stewart Mott Community College, Community College Facilities, GO, NATL-RE, 5.000%, 05/01/15	1,877
2,840	Chippewa Valley Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/13	3,126
1,000	City of Dearborn School District, GO, NATL-RE, FGIC, Q-SBLF, 5.000%, 05/01/17	1,155
	City of Jackson, Capital Appreciation, Downtown Development,
1,620	GO, AGM, Zero Coupon, 06/01/16	1,423
1,710	GO, AGM, Zero Coupon, 06/01/17	1,436
2,060	GO, AGM, Zero Coupon, 06/01/18	1,658
1,200	GO, AGM, Zero Coupon, 06/01/19	923
2,075	East Grand Rapids Public School District, GO, AGM, Q-SBLF, 5.000%, 05/01/14	2,341
1,000	Ecorse Public School District, GO, AGM, Q-SBLF, 5.250%, 05/01/15	1,137
1,105	Emmet County Building Authority, GO, AMBAC, 5.000%, 05/01/13	1,189
1,000	Grand Blanc Community Schools, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/14	1,125
2,660	Hartland Consolidated School District, GO, Q-SBLF, 5.375%, 05/01/11	2,716
1,515	Healthsource Saginaw, Inc., GO, NATL-RE, 5.000%, 05/01/15	1,661
1,600	Howell Public Schools, School Building & Site, GO, Q-SBLF, 5.000%, 11/01/13	1,739
1,620	Jackson Public Schools, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/14	1,805
1,250	Lansing Community College, Building & Site, GO, NATL-RE, 5.000%, 05/01/13	1,372
	Lowell Area Schools, Capital Appreciation,
5,000	GO, NATL-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/14	4,644
1,425	GO, NATL-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/16	1,215
1,210	Newaygo Public Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	1,348
1,910	Pinckney Community Schools, GO, AGM, Q-SBLF, 5.000%, 05/01/14	2,114
	Rochester Community School District,
3,000	GO, AGM, Q-SBLF, 5.000%, 05/01/14	3,352
1,000	GO, NATL-RE, Q-SBLF, 5.000%, 05/01/19	1,151
1,000	Rockford Public School District, GO, AGM, Q-SBLF, 5.000%, 05/01/15	1,121

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   19

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
1,935	South Lyon Community Schools, Series II, GO, NATL-RE, FGIC, Q-SBLF, 5.000%, 05/01/15	2,166
1,500	South Redford School District, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	1,661
1,450	Southfield Library Building Authority, GO, NATL-RE, 5.000%, 05/01/15	1,645
1,345	State of Michigan, Environmental Program, Series A, GO, 5.000%, 05/01/14	1,529
2,000	Walled Lake Consolidated School District, GO, Q-SBLF, 5.250%, 05/01/11	2,051
1,175	Wayne County, Downriver Sewer Disposal, Series B, GO, NATL-RE, 5.125%, 11/01/10	1,183
1,000	Willow Run Community Schools, GO, AGM, Q-SBLF, 5.000%, 05/01/15	1,126
		55,567
	Hospital — 6.6%
	Chelsea Economic Development Corp., United Methodist Retirement,
2,000	Rev., 5.400%, 10/04/10 (f) (i)	1,945
1,075	Rev., 5.400%, 10/04/10 (f) (i)	1,076
1,000	Michigan State Hospital Finance Authority, Ascension Health, Senior Care Group, Rev., 5.000%, 11/15/16	1,156
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
2,000	Series A, Rev., 5.000%, 07/15/14	2,163
1,030	Series A, Rev., 5.000%, 07/15/17	1,109
960	Michigan State Hospital Finance Authority, Port Huron Hospital Obligation, Rev., AGM, 5.375%, 10/04/10	963
	Michigan State Hospital Finance Authority, Sparrow Obligation Group,
1,000	Rev., 5.000%, 11/15/17	1,074
1,500	Rev., NATL-RE, 5.000%, 05/15/15	1,595
		11,081
	Housing — 1.6%
	Michigan State Housing Development Authority, Weston, Limited Obligation,
790	Series A, Rev., GNMA COLL, 4.100%, 12/20/14	813
1,880	Series A, Rev., GNMA COLL, 4.600%, 12/20/14	1,891
		2,704
	Other Revenue — 3.0%
2,500	City of Battle Creek, Tax Allocation, Rev., NATL-RE, 5.000%, 11/01/10	2,517
1,055	Michigan Municipal Bond Authority, Local Government Lien Program, Series 4-A, Rev., AMBAC, 5.000%, 05/01/14	1,144
1,290	Oakland County Economic Development Corp., Cranbrook Educational Community, Rev., 5.000%, 11/01/10	1,297
		4,958
	Prerefunded — 10.3%
	Michigan State Hospital Finance Authority, Mercy Health Services,
1,000	Series R, Rev., AMBAC, 5.375%, 10/04/10 (p)	1,003
3,795	Series U, Rev., 5.625%, 10/04/10 (p)	3,811
6,875	Series W, Rev., AGM, 5.250%, 10/04/10 (p)	6,900
1,000	Otsego Public School District, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/14 (p)	1,157
	Southfield Public Schools, School Building & Site,
3,100	Series B, GO, AGM, Q-SBLF, 5.125%, 05/01/14 (p)	3,578
600	Tawas City Hospital Finance Authority, St. Joseph, Series A, Rev., RADIAN-IBCC, 5.600%, 10/04/10 (p)	630
		17,079
	Special Tax — 6.9%
	State of Michigan,
3,000	Rev., AGM, 5.250%, 11/01/16	3,570
1,500	Rev., AGM, 5.250%, 11/01/17	1,803
3,130	Rev., AGM, 5.250%, 05/15/18	3,743
2,000	Rev., AGM, 5.250%, 05/15/21	2,407
		11,523
	Transportation — 0.7%
1,000	Michigan State Trunk Line, Rev., AGM, 5.250%, 11/01/20	1,199
	Utility — 2.6%
1,500	City of Wyandotte, Electric, Rev., NATL-RE, 4.000%, 04/01/11	1,504
1,245	Michigan Public Power Agency, Combustion Turbine No. 1 Project, Series A, Rev., AMBAC, 5.250%, 01/01/12	1,310
1,170	Michigan Strategic Fund, Detroit Pollution Fund, Series BB, Rev., AMBAC, 7.000%, 05/01/21	1,478
		4,292

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Water & Sewer — 12.9%
	City of Detroit, Capital Appreciation,
5,000	Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/13	4,662
1,500	Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/17	1,163
3,000	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., AGM, 5.000%, 07/01/16	3,299
1,670	City of Grand Rapids, Sanitation Sewer System, Rev., 5.000%, 01/01/23	1,995
1,500	City of Grand Rapids, Water Supply, Rev., NATL-RE, FGIC, 5.750%, 01/01/11	1,524
	Michigan Municipal Bond Authority, Clean Water Revolving Fund,
265	Rev., 2.250%, 10/01/15	277
5,000	Rev., 5.000%, 10/01/20	5,948
1,250	Michigan Municipal Bond Authority, Drinking Water Revolving Fund, Rev., 5.000%, 10/01/14	1,426
1,000	North Kent Sewer Authority, Rev., NATL-RE, 5.000%, 11/01/16	1,123
		21,417
	Total Michigan	142,305
	New York — 1.0%
	Industrial Development Revenue/ Pollution Control Revenue — 1.0%
1,425	New York State Dormitory Authority, Personal Income Tax, Series A, Rev., 5.250%, 02/15/19	1,641
	North Carolina — 1.4%
	Water & Sewer — 1.4%
2,000	City of Charlotte, Water and Sewer Systems, Series B, Rev., 5.000%, 07/01/20	2,368
	Puerto Rico — 1.4%
	General Obligation — 1.4%
2,195	Commonwealth of Puerto Rico, GO, NATL-RE, 6.250%, 07/01/12	2,365
	Texas — 3.3%
	General Obligation — 1.4%
1,000	Conroe Independent School District, Series C, GO, PSF-GTD, 5.000%, 02/15/15	1,144
1,000	Mesquite Independent School District, School Building, Series A, GO, PSF-GTD, 5.000%, 08/15/20	1,178
		2,322
	Transportation — 0.9%
1,450	Dallas Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., 5.000%, 11/01/16	1,590
	Water & Sewer — 1.0%
1,500	City of San Antonio, Rev., NATL-RE, 5.000%, 05/15/15	1,665
	Total Texas	5,577
	Washington — 1.0%
	Water & Sewer — 1.0%
1,500	City of Seattle, Water Systems, Rev., NATL-RE, 5.000%, 09/01/15	1,667
	Total Municipal Bonds (Cost $154,155)	165,238

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
2,016	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $2,016)	2,016
	Total Investments — 100.4% (Cost $156,171)	167,254
	Liabilities in Excess of Other Assets — (0.4)%	(721)
	NET ASSETS — 100.0%	$166,533

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   21

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 97.1%
	Alabama — 0.6%
	Industrial Development Revenue/ Pollution Control Revenue — 0.1%
1,290	Fairfield Industrial Development Board, USX Corp. Project, Rev., VAR, 5.400%, 11/01/11	1,353
	Other Revenue — 0.5%
	Alabama 21st Century Authority, Tobacco Settlement,
1,790	Rev., 5.750%, 10/04/10	1,830
2,000	Rev., 5.750%, 12/01/11	2,028
2,290	Rev., 5.850%, 10/04/10	2,340
		6,198
	Total Alabama	7,551
	Alaska — 2.5%
	Education — 0.9%
	Alaska Student Loan Corp.,
4,500	Series A, Rev., GTD Student Loans, 5.000%, 06/01/11	4,599
3,000	Series A-2, Rev., AMT, 5.000%, 12/01/16	3,226
3,000	Series A-3, Rev., AMT, 5.000%, 06/01/13	3,202
		11,027
	General Obligation — 0.8%
3,160	City of Anchorage Schools, Series B, GO, NATL-RE, 5.000%, 06/01/15	3,689
6,350	City of North Slope Boro, Series A, GO, NATL-RE, Zero Coupon, 06/30/13	6,080
		9,769
	Housing — 0.2%
2,660	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., AMT, NATL-RE, 5.000%, 06/01/15	2,761
	Other Revenue — 0.2%
2,315	Northern Tobacco Securitization Corp., Series A, Rev., 4.625%, 06/01/14	2,251
	Prerefunded — 0.4%
	Four Dam Pool Power Agency, Electrical, Series A, Rev., LOC: Dexia
4,805	Credit Local, 5.000%, 07/01/14 (p)	5,501
	Total Alaska	31,309
	Arizona — 2.5%
	Certificate of Participation/Lease — 0.7%
2,100	Arizona State University, Board of Regents, COP, NATL-RE, 5.000%, 07/01/15	2,413
	Pinal County,
3,065	COP, 5.250%, 12/01/14	3,233
2,910	COP, 5.250%, 12/01/14	3,091
		8,737
	Hospital — 0.5%
2,000	Arizona Health Facilities Authority, Banner Health, Series D, Rev., 5.000%, 01/01/13	2,156
1,000	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 6.000%, 12/01/10	812
3,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/16	3,299
		6,267
	Housing — 0.3%
300	Arizona Housing Finance Authority, Series 2A, Rev., GNMA/FNMA/FHLMC, 5.625%, 07/01/12	313
	Maricopa County IDA, Single Family Mortgage,
1,968	Series 1B, Rev., VAR, GNMA/FNMA, 5.650%, 05/01/16	2,004
360	Series 2B, Rev., GNMA/FNMA/FHLMC, 5.950%, 09/01/12	381
345	Phoenix IDA, Single Family Mortgage, Series 2002-2, Rev., AMT, GNMA/FNMA/FHLMC, 5.950%, 09/01/12	365
550	Tucson & Prima Counties IDA, Single Family Mortgage, Series 1A, Rev., GNMA COLL, 5.625%, 07/01/12	577
		3,640
	Other Revenue — 0.4%
1,250	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 4.000%, 07/01/15	1,343
3,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/20	3,350
		4,693
	Prerefunded — 0.3%
3,595	City of Phoenix, Series B, GO, 5.000%, 07/01/12 (p)	3,881
	Water & Sewer — 0.3%
2,645	City of Scottsdale, Rev., 5.250%, 07/01/22	3,416
	Total Arizona	30,634
	Arkansas — 0.9%
	Hospital — 0.4%
5,000	Baxter County, Hospital Improvement, Series A, Rev., 5.600%, 09/01/21	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
		Housing — 0.0% (g)
780		Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.500%, 01/01/17	836
—	(h)	Stuttgart Public Facilities Board, Single Family Mortgage, Series A, Class A-2, Rev., FNMA COLL, 7.900%, 10/04/10	—	(h)
			836
		Special Tax — 0.5%
		City of Fayetteville, Sales & Use Tax,
35		Rev., AGM, 4.125%, 11/01/15	36
330		Rev., AGM, 4.250%, 11/01/15	350
960		Series A, Rev., AGM, 4.000%, 11/01/16	979
1,330		City of Rogers, Water Revenue Improvement, Capital Improvement, GO, XLCA, 4.250%, 03/01/17	1,512
3,000		City of Springdale, Sales & Use Tax, Rev., AGM, 4.250%, 07/01/13	3,053
			5,930
		Total Arkansas	11,766
		California — 5.1%
		Certificate of Participation/Lease — 0.4%
5,000		Sacramento City Financing Authority, Rev., COP, NATL-RE, FGIC, 5.000%, 12/01/15	5,316
		General Obligation — 2.4%
3,000		Escondido Union High School District, Capital Appreciation, Series A, GO, AGC, Zero Coupon, 08/01/23	1,720
3,000		Mount San Antonio Community College District, GO, Zero Coupon, 05/01/15	2,723
3,400		Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/14	3,237
		State of California,
5,000		GO, 5.000%, 10/01/15	5,752
5,000		GO, 5.125%, 04/01/14	5,448
		State of California, Various Purpose,
5,000		GO, 5.000%, 03/01/14	5,629
5,000		GO, 5.000%, 12/01/17	5,360
			29,869
		Hospital — 0.4%
4,375		Kaweah Delta Health Care District, Rev., 5.000%, 08/01/12	4,437
		Housing — 1.1%
1,480		California Housing Finance Agency, Multi-Family Housing III, Series A, Rev., AMT, 5.375%, 09/20/10	1,481
		California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program,
35		Series A, Rev., GNMA/FNMA, 5.000%, 06/01/11	36
1,670		Series A, Rev., GNMA/FNMA/FHLMC, 5.400%, 06/01/16	1,761
5,170		Series FH-1, Rev., 5.500%, 02/01/16 (f) (i)	2,930
4,525		California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., VAR, LIQ: FNMA, 4.750%, 06/15/11	4,624
3,000		State of California, Veterans, GO, 4.900%, 06/01/15	3,021
			13,853
		Other Revenue — 0.3%
3,000		California Statewide Communities Development Authority, Inland Regional Center Project, Rev., 5.000%, 12/01/17	3,126
1,000		Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	1,038
			4,164
		Transportation — 0.4%
4,000		San Francisco City & County Airports Commission, Series 34E, Rev., AMT, AGM, 5.750%, 05/01/18	4,573
		Water & Sewer — 0.1%
1,050		San Diego Public Facilities Financing Authority, Series B, Rev., 5.500%, 05/15/19	1,233
		Total California	63,445
		Colorado — 4.7%
		General Obligation — 1.2%
		Douglas County School District No. Re-1, Douglas & Elbert Counties,
2,925		GO, 5.250%, 12/15/20	3,685
6,000		GO, NATL-RE-IBC, 5.000%, 12/15/11	6,360
4,000		Jefferson County School District R-001, GO, 5.000%, 12/15/18	4,890
			14,935
		Hospital — 0.7%
6,290		Colorado Health Facilities Authority, Adventist Health, Unrefunded Balance, Series E, Rev., VAR, 5.125%, 11/15/16	6,574

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   23

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Hospital — Continued
2,415	Colorado Health Facilities Authority, Parkview Medical Center Project, Series B, Rev., 5.000%, 09/01/17	2,517
		9,091
	Housing — 1.4%
1,060	Colorado Housing & Facilities Finance Authority, Capital Appreciation, Single Family Program, Series C-1, Rev., AMT, Zero Coupon, 10/04/10	366
	Colorado Housing & Facilities Finance Authority, Multi-Family Project,
550	Series C-3, Class I, Rev., AMT, 4.450%, 04/01/11	557
825	Series C-3, Class I, Rev., AMT, 4.550%, 10/01/12	858
820	Series C-3, Class I, Rev., AMT, 4.650%, 10/01/12	850
	Colorado Housing & Facilities Finance Authority, Single Family Program,
100	Series B-2, Rev., NATL-RE-IBC, 6.800%, 04/01/11	101
850	Series C-2, Rev., AMT, FHA/VA MTGS, 7.050%, 10/04/10	901
9,850	Denver City & County, Capital Appreciation, Single Family Mortgage, Series A, Rev., MGIC, Zero Coupon, 09/20/10	8,007
2,530	Denver City & County, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 08/01/16	2,703
	Denver City & County, Single Family Mortgage, Metropolitan Mayors Caucus,
135	Rev., GNMA/FNMA/FHLMC COLL, 6.000%, 05/01/12	137
320	Rev., GNMA/FNMA/FHLMC COLL, 6.150%, 05/01/12	329
145	Series A, Rev., GNMA/FNMA/FHLMC COLL, 7.300%, 11/01/10	147
1,781	El Paso County, Single Family Mortgage, Series A, Rev., VAR, GNMA/FNMA, 5.350%, 03/01/16	1,884
895	El Paso County, Single Family Mortgage, Southern Front Range, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 10/01/17	968
151	IDK Partners III Trust, Pass-Through Certificates, 5.100%, 08/01/23 (f) (i)	151
		17,959
	Industrial Development Revenue/ Pollution Control Revenue — 0.2%
1,920	City of Aurora, McKesson Corp. Project, Series A, Rev., VAR, 5.375%, 10/04/10	1,925
	Prerefunded — 0.6%
5,030	City of Aurora, Single Family Mortgage, Series A-2, Rev., Zero Coupon, 03/01/13 (p)	3,699
135	Colorado Health Facilities Authority, Adventist Health, Series E, Rev., 5.000%, 11/15/13 (p)	154
3,500	Mesa County, Compound Interest, Rev., Zero Coupon, 12/01/11 (p)	3,474
		7,327
	Transportation — 0.6%
	Denver City & County, Airport,
2,410	Series D, Rev., AGM, 5.500%, 11/15/11	2,546
1,000	Series D, Rev., AGM, 5.500%, 11/15/11	1,054
2,500	Series D, Rev., AGM, 5.500%, 11/15/11	2,631
675	Denver City & County, Special Facilities, Airport, Rental Car Project, Series A, Rev., NATL-RE, 6.000%, 10/04/10	681
		6,912
	Total Colorado	58,149
	Delaware — 0.5%
	Housing — 0.5%
	Delaware State Housing Authority, Single Family Mortgage,
690	Series A-1, Rev., AMBAC, 5.170%, 10/04/10	734
4,000	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 07/01/17	4,357
745	Series D-1, Rev., AMT, 4.625%, 07/01/17	772
	Total Delaware	5,863
	District of Columbia — 1.1%
	Housing — 0.1%
1,285	District of Columbia Housing Finance Agency, Single Family Program, Series B, Rev., AMT, 5.625%, 06/01/15	1,348
	Other Revenue — 0.3%
	District of Columbia, Income Tax,
1,500	Series A, Rev., 5.000%, 12/01/18	1,829
1,650	Series B, Rev., 5.250%, 12/01/19	1,885
		3,714
	Transportation — 0.7%
3,000	Metropolitan Washington Airports Authority, Series A, Rev., AMT, 5.500%, 10/01/18	3,427

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — Continued
4,000	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.250%, 07/01/19	4,607
		8,034
	Total District of Columbia	13,096
	Florida — 6.5%
	Certificate of Participation/Lease — 0.5%
4,000	Collier County School Board, COP, AGM, 5.250%, 02/15/21	4,662
2,000	Miami-Dade County School Board, Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/15	2,234
		6,896
	Education — 0.4%
	Capital Projects Finance Authority, Capital Projects Loan Program,
2,385	Series F-1, Rev., NATL-RE, 5.500%, 08/01/11	2,390
2,880	Series F-1, Rev., NATL-RE, 5.500%, 08/01/11	2,872
		5,262
	Hospital — 0.5%
500	Highlands County Health Facilities Authority, Adventist Health, Series A, Rev., VAR, 5.000%, 11/15/15	560
5,000	South Miami Health Facilities Authority, Baptist Health South Florida Group, Rev., 5.000%, 08/15/17	5,373
		5,933
	Housing — 1.7%
1,400	Broward County Housing Finance Authority, Series B, Rev., AMT, 4.500%, 04/01/17	1,439
	Escambia County, Housing Finance Authority, Single Family Mortgage, Multi-County Program,
2,495	Series A, Rev., GNMA/FNMA/FHLMC, FHA/VA GTD, 4.800%, 04/01/15	2,536
435	Series A-1, Rev., GNMA/FNMA/FHLMC, 4.150%, 04/01/16	442
4,300	Florida Housing Finance Corp., Homeowner Mortgage, Series A-1, Rev., GNMA/FNMA/FHLMC COLL, 5.000%, 07/01/19	4,705
2,000	Florida Housing Finance Corp., Homeowner Mortgage Special Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 01/01/20	2,181
	Hillsborough County Housing Finance Authority,
1,510	Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 04/01/15	1,591
1,040	Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.400%, 10/01/16	1,052
850	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.300%, 04/01/15	895
465	Orange County, Housing Finance Authority, Series B, Rev., AMT, GNMA/FNMA, 5.400%, 09/01/12	498
2,165	Orange County, Housing Finance Authority, Multi-County Program, Series A, Rev., AMT, GNMA, 5.125%, 03/01/17	2,308
	Pinellas County Housing Finance Authority, Multi-County Program,
1,605	Series A-2, Rev., AMT, GNMA/FNMA/FHLMC, 4.900%, 03/01/17	1,643
1,400	Series B-1, Rev., GNMA/FNMA, 5.200%, 03/01/15	1,449
		20,739
	Other Revenue — 0.3%
2,900	Florida Water Pollution Control Financing Corp., Water Pollution Control, Series A, Rev., 5.000%, 07/15/20	3,499
	Resource Recovery — 0.1%
1,135	Lee County, Solid Waste System, Rev., NATL-RE, 5.625%, 10/01/11	1,181
	Special Tax — 0.2%
2,900	Miami-Dade County, Sub Series A, Rev., NATL-RE, Zero Coupon, 10/04/10	2,149
	Transportation — 1.4%
	Hillsborough County Aviation Authority, Tampa International Airport,
7,890	Series A, Rev., NATL-RE, 5.375%, 10/01/13	8,633
5,000	Series A, Rev., NATL-RE, 5.500%, 10/01/13	5,537
3,000	Miami-Dade County, Miami International Airport, Series B, Rev., AMT, AGM-CR, CIFG, 5.000%, 10/01/15	3,313
		17,483
	Utility — 0.9%
5,000	City of Port St. Lucie, Rev., NATL-RE, 5.250%, 09/01/24	5,659
4,640	Fort Pierce Utilities Authority, Rev., AMBAC, 5.000%, 10/01/13	5,074
		10,733
	Water & Sewer — 0.5%
5,000	Tampa Bay Water Utility System, Rev., NATL-RE, FGIC, 5.500%, 10/01/22	6,349
	Total Florida	80,224

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   25

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — 1.2%
	Certificate of Participation/Lease — 0.5%
5,000	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/22	6,090
	General Obligation — 0.5%
5,000	Fulton County School District, GO, 5.500%, 01/01/21	6,427
	Housing — 0.2%
2,180	Atlanta Urban Residential Finance Authority, Multi-Family Housing, Mortgage-Backed Securities, Series B, Rev., GNMA/FNMA/FHLMC, 5.500%, 10/01/17	2,297
	Total Georgia	14,814
	Hawaii — 0.4%
	General Obligation — 0.4%
	City & County of Honolulu,
1,470	Series D, GO, 5.250%, 09/01/19	1,725
2,900	Series D, GO, 5.250%, 09/01/19	3,379
	Total Hawaii	5,104
	Idaho — 0.1%
	Housing — 0.1%
740	Idaho Housing & Finance Association, Series A, Class III, Rev., 5.550%, 07/01/11	771
	Idaho Housing & Finance Association, Single Family Mortgage,
50	Series D, Rev., FHA/VA MTGS, 6.450%, 10/04/10	50
95	Series E-2, Rev., 5.950%, 10/04/10	95
115	Series H, Rev., FHA/VA MTGS, 6.050%, 10/04/10	116
25	Sub Series A, Rev., FHA/VA MTGS, 5.350%, 10/04/10	25
	Total Idaho	1,057
	Illinois — 4.5%
	General Obligation — 1.4%
	Chicago Board of Education,
3,000	Series C, GO, 5.250%, 12/01/18	3,380
2,000	Series C, GO, AGC-ICC, 5.250%, 12/01/18	2,202
350	City of Chicago Heights, Series A, GO, NATL-RE, FGIC, 5.650%, 12/01/10 (p)	354
1,315	City of Chicago, Unrefunded Balance, Series A, GO, AGM, 5.250%, 01/01/14	1,474
8,680	State of Illinois, Series 1, GO, NATL-RE, FGIC, 6.000%, 11/01/26	10,600
		18,010
	Hospital — 0.1%
1,500	Illinois Finance Authority, OSF Healthcare Systems, Rev., 5.250%, 05/15/14	1,523
	Housing — 1.8%
	City of Aurora, Single Family Mortgage,
1,877	Series A, Rev., AMT, GNMA/FNMA/FHLMC, FHA/VA GTD, 5.500%, 12/01/39	1,956
1,943	Series B, Rev., GNMA/FNMA/FHLMC, 5.450%, 12/01/39	2,083
	City of Chicago, Single Family Mortgage,
1,235	Series B, Rev., GNMA/FNMA/FHLMC COLL, 6.000%, 04/01/12	1,306
2,315	Series C, Rev., GNMA/FNMA, 5.750%, 12/01/15	2,519
130	Series C, Rev., GNMA/FNMA/FHLMC, 4.200%, 06/01/22	130
145	Series C, Rev., NATL-RE-IBC, GNMA/FNMA/FHLMC, 7.000%, 10/04/10	149
3,230	Series E, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/16	3,483
2,845	Series K, Rev., GNMA/FNMA/FHLMC, 5.350%, 12/01/16	3,036
	Illinois Developmental Finance Authority, Multi-Family Housing, Lincoln Place,
2,610	Series A, Rev., GNMA COLL, 6.500%, 10/04/10	2,749
4,465	Series A, Rev., GNMA COLL, 6.600%, 10/04/10	4,697
45	Peoria, Moline & Freeport, Single Family Collateral Mortgage, Series A, Rev., GNMA COLL/FHA/VA MTGS, 7.600%, 10/04/10	46
		22,154
	Other Revenue — 0.1%
1,000	Illinois Finance Authority, Gas Supply, Peoples Gas Light & Coke, Rev., VAR, 2.125%, 07/01/14	1,009
	Prerefunded — 0.6%
6,265	City of Chicago, Series A, GO, AGM, 5.250%, 01/01/14 (p)	7,200
	Transportation — 0.5%
5,980	Chicago O’Hare International Airport, 3rd Lien, Series C, Rev., AMT, NATL-RE, 5.250%, 01/01/15	6,226
100	City of Chicago, Midway Airport, Series A, Rev., AMT, AGM, 5.125%, 01/01/11	101
		6,327
	Total Illinois	56,223

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — 2.0%
	Hospital — 0.4%
	Indiana Health & Educational Facilities Finance Authority, Baptist Homes of Indiana,
805	Rev., 5.000%, 11/15/12	845
1,095	Rev., 5.000%, 11/15/15	1,177
1,000	Rev., 5.250%, 11/15/15	1,015
1,750	Indiana Health Facility Financing Authority, Ascension Health, Series A-1, Rev., VAR, 5.000%, 05/01/13	1,921
		4,958
	Housing — 0.4%
	Indiana Housing & Community Development Authority,
2,895	Series B-2, Rev., GNMA/FNMA, 5.000%, 07/01/14	2,975
1,835	Series C-2, Rev., GNMA/FNMA, 5.000%, 01/01/15	1,887
		4,862
	Other Revenue — 0.6%
4,790	Indiana State Finance Authority Revenue, State Revolving Fund Program, Series B, Rev., 5.000%, 02/01/18	5,395
2,000	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/20	2,227
		7,622
	Transportation — 0.3%
3,000	Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series F, Rev., AMBAC, 5.250%, 01/01/14	3,306
	Water & Sewer — 0.3%
4,050	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series F, Rev., NATL-RE, 5.000%, 01/01/16	4,519
	Total Indiana	25,267
	Iowa — 0.4%
	Housing — 0.1%
900	Iowa Finance Authority, Mortgage-Backed Securities Program, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/19	980
	Prerefunded — 0.3%
4,225	Tobacco Settlement Authority of Iowa, Asset-Backed, Series B, Rev., 5.300%, 06/01/11 (p)	4,403
	Total Iowa	5,383
	Kansas — 1.2%
	Housing — 1.2%
	Sedgwick & Shawnee Counties, Single Family Mortgage,
2,470	Series A, Rev., GNMA/FNMA, 5.400%, 12/01/15	2,642
1,040	Series A-3, Rev., GNMA/FNMA, 5.500%, 06/01/15	1,128
475	Series A-3, Rev., GNMA/FNMA, 5.650%, 06/01/15	508
	Sedgwick & Shawnee Counties, Single Family Mortgage-Backed Securities Program,
655	Series A, Rev., GNMA/FNMA, 6.050%, 06/01/13	707
3,585	Series A, Rev., GNMA/FNMA/FHLMC, 5.450%, 06/01/16	3,759
2,545	Series A-4, Rev., GNMA/FNMA/FHLMC, 5.850%, 06/01/17	2,739
2,205	Series B-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 06/01/16	2,353
825	Series B-3, Rev., GNMA/FNMA, 5.750%, 12/01/12	880
30	Series B-5, Rev., GNMA/FNMA/FHLMC, 4.100%, 12/01/16	30
	Total Kansas	14,746
	Kentucky — 0.4%
	Housing — 0.4%
4,295	Kentucky Housing Corp., Series A, Rev., 5.000%, 07/01/19	4,716
	Louisiana — 2.9%
	Certificate of Participation/Lease — 0.1%
1,000	Louisiana State Military Department, CR, Rev., COP, 5.000%, 08/01/15	1,125
	Hospital — 0.9%
5,000	Louisiana Public Facilities Authority, Franciscan Missionaries, Series A, Rev., AGM, 5.750%, 07/01/18	5,663
	St. Tammany Parish Hospital Service District No. 2,
540	Series B, GO, RADIAN, 5.250%, 03/01/11	549
515	Series B, GO, RADIAN, 5.250%, 03/01/12	537
440	St. Tammany Parish Public Trust Financing Authority, Christwood Project, Rev., 5.700%, 10/04/10	429
	Tangipahoa Parish Hospital Service District No. 1, North Oaks Medical Center Project,
2,000	Series A, Rev., 5.375%, 02/01/13	2,101
1,190	Series A, Rev., 5.375%, 02/01/13	1,231
		10,510

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   27

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — 0.6%
	Calcasieu Parish Public Transportation Authority, Single Family Mortgage,
230	Series B, Rev., GNMA/FNMA, 5.000%, 04/01/13	235
2,610	Series B, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 09/01/16	2,759
1,028	East Baton Rouge Mortgage Finance Authority, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 04/01/19	1,134
	Jefferson Parish Finance Authority, Single Family Mortgage,
520	Series B-1, Rev., GNMA/FNMA COLL, 6.650%, 06/01/11	565
2,225	Series C, Rev., GNMA/FNMA, 4.500%, 12/01/13	2,260
205	Jefferson Parish School Board, Sales & Use Tax, Single Family Mortgage, Series D, Rev., GNMA/FNMA/FHLMC, 4.000%, 12/01/16	210
800	Louisiana Housing Finance Agency, Single Family Home Ownership Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/18	853
		8,016
	Other Revenue — 0.7%
	State of Louisiana, Gas And Fuels Tax, Second Lien,
2,750	Series B, Rev., 5.000%, 05/01/20	3,100
2,930	Series B, Rev., 5.000%, 05/01/20	3,344
2,000	Series B, Rev., 5.000%, 05/01/20	2,271
		8,715
	Utility — 0.6%
	Louisiana Energy & Power Authority,
4,320	Rev., AGM, 5.750%, 01/01/12	4,618
2,290	Rev., AGM, 5.750%, 01/01/13	2,560
		7,178
	Total Louisiana	35,544
	Maryland — 2.9%
	General Obligation — 2.7%
5,000	Montgomery County, Public Improvement, Series A, GO, 5.000%, 08/01/18	6,185
	State of Maryland,
4,225	Series B, GO, 5.000%, 03/01/18	5,196
3,000	Series B, GO, 5.000%, 03/01/19	3,721
	State of Maryland, State and Local Facilities Lien,
6,000	Series 1, GO, 5.000%, 03/15/17 (p)	7,270
5,000	Series 2, GO, 5.000%, 08/01/13	5,632
5,450	Series 2, GO, 5.000%, 08/01/13	6,173
		34,177
	Housing — 0.2%
640	Baltimore County, Multi-Family Housing, Compound Interest, Series A, Rev., FHA, Zero Coupon, 10/04/10	300
855	Montgomery County Housing Opportunities Commission, Single Family Mortgage, Series D, Rev., AMT, 5.500%, 01/01/17	909
660	Prince Georges County, Housing Authority, Bristol Pines Apartments Project, Rev., FNMA, 4.500%, 12/15/15	701
120	Prince Georges County, Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.600%, 06/01/12	124
		2,034
	Total Maryland	36,211
	Massachusetts — 2.5%
	Education — 0.2%
	Massachusetts Health & Educational Facilities Authority, Springfield College,
1,050	Rev., 5.000%, 10/15/15	1,185
1,060	Rev., 5.000%, 10/15/17	1,205
		2,390
	General Obligation — 0.7%
	Commonwealth of Massachusetts,
5,250	Series A, GO, 5.000%, 08/01/18	6,052
2,500	Series B, GO, AGM, 5.250%, 09/01/21	3,108
		9,160
	Housing — 0.7%
3,725	Boston Housing Authority, Rev., AGM, 5.000%, 04/01/16	4,176
1,000	Massachusetts Housing Finance Agency, Single Family Housing, Series 124, Rev., AMT, 4.900%, 12/01/15	1,026
	New Bedford Housing Authority, Capital Funding Program,
675	Series A, Rev., 3.400%, 10/01/11	695
700	Series A, Rev., 3.600%, 10/01/12	740
725	Series A, Rev., 3.750%, 10/01/13	785
750	Series A, Rev., 3.900%, 10/01/14	830
		8,252

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 0.4%
3,920	Commonwealth of Massachusetts, Series D, GO, NATL-RE, 5.375%, 08/01/12 (p)	4,272
	Water & Sewer — 0.5%
5,000	Massachusetts State Water Pollution Abatement, MWRA Program, Rev., 5.250%, 08/01/24	6,351
	Total Massachusetts	30,425
	Michigan — 2.4%
	Education — 0.4%
4,000	University of Michigan, Series C, Rev., 5.000%, 04/01/18	4,897
	Hospital — 1.1%
2,055	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	2,168
1,000	Michigan State Hospital Finance Authority, Ascension Health, Rev., 5.000%, 11/15/16	1,156
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
5,000	Rev., 5.500%, 11/01/13	5,248
2,500	Series A, Rev., 5.000%, 07/15/15	2,714
2,500	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 5.125%, 07/01/14	2,529
		13,815
	Housing — 0.4%
	Michigan State Housing Development Authority,
3,185	Series A, Rev., AMT, 5.000%, 12/01/15	3,301
2,030	Series D, Rev., AMT, AGM, 4.950%, 07/01/15	2,087
		5,388
	Water & Sewer — 0.5%
5,430	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., AGM, 5.000%, 07/01/16	5,970
	Total Michigan	30,070
	Minnesota — 2.2%
	General Obligation — 0.4%
4,465	State of Minnesota, Various Purpose, Series K, GO, 5.000%, 11/01/19	5,506
	Housing — 1.5%
5,305	Dakota County Community Development Agency, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.125%, 02/01/17	5,607
797	Dakota County Community Development Agency, Single Family Mortgage, Series B, Rev., GNMA/FNMA/FHLMC, 5.150%, 04/01/16	834
3,978	Minneapolis & St. Paul Housing Finance Board, Mortgage-Backed Securities Program, City Living, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.250%, 02/01/17	4,229
1,625	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.100%, 10/04/10	1,641
	Minnesota Housing Finance Agency, Residential Housing Finance,
1,360	Series D, Rev., VAR, AMT, 5.500%, 07/01/16	1,449
4,895	Series L, Rev., AMT, 5.500%, 01/01/17	5,249
		19,009
	Transportation — 0.3%
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series B, Rev., AMT, 5.000%, 01/01/16	3,376
	Total Minnesota	27,891
	Mississippi — 0.6%
	Education — 0.1%
945	Jackson State University Educational Building Corp., Campus Facilities Project, Rev., VAR, 5.000%, 03/01/11 (p)	968
	Housing — 0.5%
5,780	Mississippi Home Corp., Single Family Mortgage, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.375%, 12/01/17	6,100
	Total Mississippi	7,068
	Missouri — 1.4%
	Housing — 1.1%
	Missouri Housing Development Commission, Home Ownership Loan Program,
1,825	6.000%, 03/01/36	1,930
810	Series B-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.050%, 09/01/16	826
3,945	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.600%, 03/01/17	4,237
1,025	Series E-1, Rev., FHLMC, 5.000%, 11/01/19	1,125
1,895	Series E-1, Rev., AMT, GNMA/FNMA, 5.600%, 03/01/16	2,044
3,630	Missouri Housing Development Commission, Home Ownership Loan Program, Single Family Mortgage, Series B, Rev., AMT, GNMA/FNMA, 5.800%, 09/01/14	3,802
	Missouri Housing Development Commission, Single Family Homeowner Mortgage,
100	Series B-1, Rev., AMT, GNMA/FNMA COLL, 6.150%, 10/04/10	102

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — Continued
145	Series B-1, Rev., AMT, NATL-RE-IBC, 7.450%, 10/04/10	147
		14,213
	Prerefunded — 0.1%
915	Cameron IDA, Community Hospital, Rev., ACA, 6.250%, 12/01/10 (p)	936
	Transportation — 0.2%
2,105	City of St. Louis, Lambert, Series B, Rev., AMT, AGM, 5.000%, 07/01/17	2,266
	Total Missouri	17,415
	Montana — 0.4%
	Housing — 0.4%
	Montana Board of Housing, Single Family Mortgage,
3,220	Series A, Rev., 5.250%, 06/01/15	3,397
200	Series B, Rev., 5.500%, 06/01/15	212
805	Series B-2, Rev., AMT, 6.000%, 09/20/10	825
	Total Montana	4,434
	Nebraska — 0.3%
	Housing — 0.3%
	Nebraska Investment Finance Authority,
1,925	Series C, Rev., 5.500%, 03/01/15	1,978
1,900	Series C, Rev., GNMA/FNMA/FHLMC, 5.250%, 03/01/14	1,944
	Total Nebraska	3,922
	Nevada — 1.5%
	Education — 0.5%
5,445	Nevada System of Higher Education, Series B, Rev., AMBAC, 5.000%, 01/01/16	6,044
	General Obligation — 0.6%
7,000	Clark County School District, Series B, GO, AGM, 5.000%, 06/15/14	7,844
	Housing — 0.2%
855	Nevada Housing Division, Multi-Unit Housing, Citivista Project, Series A, Rev., FNMA COLL, 5.450%, 10/01/15	856
20	Nevada Housing Division, Single Family Mortgage, Sub Series A-1, Rev., AMT, 5.200%, 10/04/10	20
1,850	Nevada Rural Housing Authority, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 03/01/17	1,959
		2,835
	Other Revenue — 0.2%
1,715	Las Vegas Special Improvement District No. 707, Series A, Special Assessment, AGM, 5.400%, 12/01/10	1,726
	Total Nevada	18,449
	New Hampshire — 0.6%
	Housing — 0.1%
1,745	New Hampshire Housing Finance Authority, Single Family Mortgage, Series E, Rev., 6.625%, 01/01/18	1,972
	Other Revenue — 0.5%
	City of Manchester, School Facilities,
3,545	Rev., NATL-RE, 5.500%, 06/01/24	4,547
900	Rev., NATL-RE, 5.500%, 06/01/27	1,153
		5,700
	Total New Hampshire	7,672
	New Jersey — 3.2%
	Education — 0.6%
	New Jersey EDA, School Facilities Construction,
3,000	Series O, Rev., 5.250%, 03/01/14	3,395
3,000	Series P, Rev., 5.250%, 09/01/15	3,478
		6,873
	General Obligation — 0.1%
1,215	Egg Harbor Township School District, GO, AGM, 5.750%, 07/15/24	1,585
	Hospital — 0.1%
1,355	New Jersey Health Care Facilities Financing Authority, Shore Memorial Health Care Systems, Rev., RADIAN, 5.000%, 07/01/11	1,378
	Other Revenue — 0.9%
2,310	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee, Rev., AMBAC, 5.000%, 01/01/15	2,461
	Tobacco Settlement Financing Corp.,
5,000	Series 1A, Rev., 5.000%, 06/01/14	5,224
1,155	Series 1A, Rev., 5.000%, 06/01/16	1,181
2,550	Series 1A, Rev., 5.000%, 06/01/17	2,502
		11,368
	Transportation — 1.5%
	New Jersey Transportation Trust Fund Authority,
2,000	Series A, Rev., 5.500%, 12/15/21	2,446
5,000	Series A, Rev., AMBAC, 5.500%, 12/15/15	5,910

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — Continued
8,690	Series B, Rev., AMBAC, 5.250%, 12/15/22	10,403
		18,759
	Total New Jersey	39,963
	New Mexico — 1.2%
	Education — 0.4%
4,000	State of New Mexico, Severance Tax, Series B, Rev., 5.000%, 07/01/17	4,828
	Housing — 0.8%
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
635	Series B-2, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 4.250%, 01/01/17	621
2,715	Series B-3, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 4.200%, 01/01/17	2,733
850	Series C, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 07/01/15	911
2,820	Series C-2, Rev., AMT, FNMA/GNMA, 4.700%, 09/01/12	2,872
2,415	Series D-1, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 07/01/15	2,651
		9,788
	Total New Mexico	14,616
	New York — 7.1%
	Certificate of Participation/Lease — 2.4%
5,010	New York State Dormitory Authority, Court Facilities Lease, Series A, Rev., COP, AMBAC, 5.500%, 05/15/20	6,097
2,800	New York State Dormitory Authority, Mental Health Services, Unrefunded Balance, Series B, Rev., COP, 6.000%, 08/15/16	3,216
5,900	New York State Dormitory Authority, Personal State Income Tax, Series C, Rev., 5.000%, 03/15/18	6,632
	Tobacco Settlement Financing Corp., Asset-Backed Securities,
4,000	Series A-1, Rev., COP, 5.000%, 06/01/12	4,298
1,675	Series B-1, Rev., COP, XLCA-ICR, 4.000%, 06/01/12	1,770
8,000	Series B-1C, Rev., COP, 5.500%, 06/01/11	8,241
		30,254
	Education — 0.8%
2,000	New York Municipal Bond Bank Agency, Series C, Rev., 5.000%, 06/01/13	2,097
	New York State Dormitory Authority,
5,000	Series A, Rev., 5.000%, 03/15/17	5,725
1,295	Series B, Rev., VAR, 5.250%, 05/15/12	1,391
		9,213
	General Obligation — 1.8%
	New York City,
7,500	Series D, GO, 5.000%, 11/01/14	8,437
5,000	Series G, GO, 5.000%, 08/01/14	5,774
4,000	Series G, GO, 5.250%, 02/01/14	4,536
2,865	New York City, Unrefunded Balance, Series J, GO, 5.500%, 06/01/13	3,261
		22,008
	Housing — 0.2%
2,000	New York State Mortgage Agency, Rev., 5.000%, 05/01/19	2,187
	Other Revenue — 0.1%
1,100	New York State Dormitory Authority, Jewish Board of Family & Children, Rev., AMBAC, 5.000%, 07/01/11	1,129
	Resource Recovery — 0.2%
2,140	Islip Resource Recovery Agency, 1985 Facility, Series F, Rev., AGM, 5.000%, 07/01/13	2,323
	Special Tax — 0.6%
5,000	New York City Transitional Finance Authority, Future Tax Secured, Series A, Rev., VAR, 5.500%, 11/01/11	5,272
2,000	New York State Dormitory Authority, Series A, Rev., 5.250%, 02/15/19	2,348
		7,620
	Transportation — 1.0%
1,000	Metropolitan Transportation Authority, Series C, Rev., 5.250%, 11/15/14	1,148
1,365	Monroe County, Airport Authority, Greater Rochester International, Rev., NATL-RE, 5.250%, 01/01/12	1,417
5,000	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund, Series B, Rev., NATL-RE, FGIC, 5.000%, 10/01/15	5,835
4,000	Port Authority of New York & New Jersey, CONS-131, Series CIFG, Rev., CIFG-TCRS, 5.000%, 06/15/13	4,355
		12,755
	Total New York	87,489

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — 4.0%
	Education — 0.5%
3,300	Board of Governors of the University of North Carolina, Appalachian State Charlotte, Series B1, Rev., 5.250%, 04/01/20	3,871
1,355	University of North Carolina System, Series A, Rev., 5.250%, 10/01/19	1,612
		5,483
	General Obligation — 1.9%
	Mecklenburg County,
2,000	Series A, GO, 5.000%, 08/01/19	2,490
4,000	Series C, GO, 5.000%, 03/01/15	4,716
10,945	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 03/01/15	12,738
3,250	Union County, Series B, GO, 5.000%, 03/01/17	3,933
		23,877
	Housing — 0.6%
540	Asheville Housing Authority, Multi-Family, Battery Park Apartment, Series A, Rev., GNMA, 3.900%, 08/20/14	578
3,605	North Carolina Housing Finance Agency, Series 30-A, Rev., AMT, 5.500%, 01/01/17	3,799
	North Carolina Housing Finance Agency, Home Ownership,
1,670	Series 23-A, Rev., VAR, AMT, 5.000%, 07/01/15	1,733
1,715	Series 26-A, Rev., VAR, AMT, 5.500%, 01/01/16	1,826
		7,936
	Other Revenue — 0.2%
1,000	North Carolina Capital Facilities Finance Agency, Waste Management of Carolinas Project, Rev., 3.375%, 08/01/14	1,010
1,250	Wake County, Hammond Road Detention Center, Rev., 5.000%, 06/01/19	1,448
		2,458
	Utility — 0.5%
5,000	North Carolina Municipal Power Agency No. 1-Catawba Electric, Series A, Rev., 5.250%, 01/01/16	5,832
	Water & Sewer — 0.3%
3,330	City of Charlotte, Water & Sewer System, Rev., 5.250%, 07/01/19	4,064
	Total North Carolina	49,650
	North Dakota — 0.3%
	Housing — 0.2%
2,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series B, Rev., 5.000%, 07/01/19	2,172
	Industrial Development Revenue/ Pollution Control Revenue — 0.1%
2,000	McLean County, Solid Waste Great River Energy Project, Series A, Rev., 4.875%, 07/01/20	2,061
	Total North Dakota	4,233
	Ohio — 2.4%
	General Obligation — 1.1%
	Dublin City School District, Capital Appreciation,
2,885	GO, NATL-RE, FGIC, Zero Coupon, 12/01/13	2,779
3,580	GO, NATL-RE, FGIC, Zero Coupon, 12/01/14	3,377
1,000	Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/25	1,267
5,000	State of Ohio, Infrastructure Improvement, Series A, GO, 5.500%, 02/01/20	6,287
		13,710
	Housing — 0.3%
500	Cuyahoga County, Multi-Family Housing, Carter Manor, Rev., GNMA, 4.000%, 09/20/14	519
105	Lucas County, Swan Creek Apartments Project, Series A, Rev., GNMA COLL, 5.950%, 12/20/10	108
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
115	Series B, Rev., AMT, GNMA COLL, 4.650%, 10/04/10	117
505	Series C, Rev., GNMA COLL, 4.625%, 01/01/11	523
	Summit County Port Authority, Eastland Woods Project,
390	Series A, Rev., FHA, GNMA COLL, 4.000%, 06/20/14	399
580	Series A, Rev., FHA, GNMA COLL, 4.350%, 06/20/14	597
1,020	Series A, Rev., FHA, GNMA COLL, 4.750%, 06/20/14	1,075
		3,338
	Industrial Development Revenue/ Pollution Control Revenue — 0.2%
1,225	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 10/04/10	1,209

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Industrial Development Revenue/ Pollution Control Revenue — Continued
385	Cleveland-Cuyahoga County Port Authority, Cleveland Bond Fund, Series A, Rev., LOC: Fifth Third Bank, 6.250%, 05/15/11	394
520	Cleveland-Cuyahoga County Port Authority, Cleveland City Project, Series B, Tax Allocation, 4.500%, 05/15/14	419
220	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund, Series E, Rev., 6.100%, 11/15/10	221
		2,243
	Other Revenue — 0.2%
2,430	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/15	2,829
	Prerefunded — 0.1%
	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund,
845	Series C, Rev., 5.350%, 11/15/12 (p)	881
160	Series C, Rev., 6.000%, 05/15/11 (p)	164
		1,045
	Water & Sewer — 0.5%
5,000	City of Cincinnati, Water System, Series A, Rev., 5.000%, 12/01/17	6,106
	Total Ohio	29,271
	Oklahoma — 0.7%
	General Obligation — 0.2%
2,550	Tulsa County Independent School District No 3 Broken Arrow, Comb Purpose, GO, 5.000%, 04/01/15	2,998
	Housing — 0.5%
535	Canadian County, Home Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA COLL, 6.700%, 09/13/10	545
	Oklahoma County Home Finance Authority, Mortgage-Backed Securities,
3,640	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.400%, 04/01/16	3,839
1,302	Series A-2, Rev., GNMA, 5.700%, 04/01/15	1,389
		5,773
	Total Oklahoma	8,771
	Oregon — 0.7%
	General Obligation — 0.2%
1,840	Jackson County School District No. 549C, GO, School Board Guaranty, 5.250%, 06/15/16	2,215
	Housing — 0.2%
2,555	Oregon State Facilities Authority, Cascadian Terrace Apartments, Series A, Rev., LOC: Bank of The West, 5.100%, 05/01/13	2,666
	Other Revenue — 0.3%
3,900	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Class B, Rev., AMT, 5.000%, 01/01/20	4,155
	Total Oregon	9,036
	Other Territories — 0.6%
	Housing — 0.6%
2,020	Multi-Family Housing, Bond Pass-Through Certificates, Series 7, Rev., VAR, 5.850%, 06/01/12	1,973
1,235	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., VAR, 5.950%, 12/01/12	1,186
2,410	Multi-Family Housing, Bond Pass-Through Certificates, Town Center Villas, Series 12, Rev., 5.800%, 12/01/11	2,418
1,545	Multi-Family Housing, Bond Pass-Through Certificates, Valencia Apartments of Bernalilo, Series 2, Rev., 5.850%, 06/01/11	1,548
	Total Other Territories	7,125
	Pennsylvania — 3.9%
	Education — 0.5%
2,000	Pennsylvania Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 5.000%, 05/01/12	2,104
4,000	University of Pittsburgh, University Capital Project, Series B, Rev., 5.250%, 09/15/19	4,704
		6,808
	General Obligation — 1.2%
	City of Philadelphia,
3,000	Series A, GO, AGM, 5.000%, 08/01/14	3,405
1,700	Series A, GO, XLCA, 5.000%, 02/15/12	1,788
8,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 03/01/15	9,392
		14,585
	Hospital — 0.4%
1,875	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/17	2,160

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   33

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Hospital — Continued
2,500	Pennsylvania Higher Educational Facilities Authority, Allegheny Delaware Obligation, Health Services, Series A, Rev., NATL-RE, 5.700%, 11/15/11 (f) (i)	2,509
		4,669
	Housing — 0.2%
1,345	Allegheny County Residential Finance Authority, Single Family, Series TT, Rev., GNMA/FNMA, 5.750%, 05/01/16	1,425
800	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 64, Rev., AMT, 5.250%, 10/04/10	800
150	Philadelphia Authority for Industrial Development, Senior Living Arbor House Project, Series E, Rev., 4.700%, 07/01/13	152
125	Philadelphia Authority for Industrial Development, Senior Living Rieder House Project, Series A, Rev., 4.700%, 07/01/13	127
125	Philadelphia Authority for Industrial Development, Senior Living Saligman House Project, Series C, Rev., 4.700%, 07/01/13	126
		2,630
	Industrial Development Revenue/ Pollution Control Revenue — 0.4%
3,000	Bucks County IDA, Wastewater Management, Inc. Project, Rev., VAR, 2.875%, 12/01/13	3,031
1,500	Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project, Series A, Rev., VAR, 3.700%, 05/01/15	1,523
		4,554
	Other Revenue — 0.6%
3,000	Allegheny County Airport Authority, Series 2B, Rev., FGIC, 5.000%, 01/01/18	3,140
1,235	Allegheny County Redevelopment Authority, Waterfront Project, Series A, Tax Allocation, 5.000%, 12/15/11	1,280
3,000	Pennsylvania Economic Development Financing Authority, People Energy Supply, Series A, Rev., VAR, 1.000%, 09/01/15	3,018
		7,438
	Resource Recovery — 0.6%
6,925	Harrisburg Authority, Resource Recovery Improvements, Series D-2, Rev., AGM, 5.000%, 12/01/13	7,097
	Total Pennsylvania	47,781
	South Carolina — 2.3%
	Certificate of Participation/Lease — 0.5%
3,500	Charleston Educational Excellence Finance Corp., Charleston County School District, Rev., COP, 5.250%, 12/01/15	3,920
2,560	City of Columbia, Tourism Development Fee Pledge, COP, AMBAC, 5.250%, 06/01/13	2,782
		6,702
	General Obligation — 0.6%
5,855	York County School District No. 1, Series A, GO, SCSDE, 5.250%, 03/01/19	6,966
	Hospital — 0.5%
	Lexington County, Health Services District,
925	Rev., 6.000%, 05/01/11	954
1,090	Rev., 6.000%, 05/01/14	1,240
4,125	Medical University Hospital Authority, FHA Insured Mortgage, Series A, Rev., NATL-RE, FHA, 5.250%, 08/15/14	4,422
		6,616
	Other Revenue — 0.2%
1,250	South Carolina State Housing Finance & Development Authority, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/19	1,373
1,490	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 10/04/10	1,491
		2,864
	Utility — 0.5%
5,000	South Carolina State Public Service Authority, Series A, Rev., NATL-RE, FGIC, 5.250%, 01/01/16	5,698
	Total South Carolina	28,846
	South Dakota — 0.3%
	Housing — 0.2%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
40	Series D, Rev., 4.800%, 05/01/11	41
50	Series D, Rev., 4.900%, 11/01/11	52
2,790	Series E, Rev., 6.000%, 05/01/18	3,077
		3,170
	Other Revenue — 0.1%
1,000	South Dakota Health & Educational Facilities Authority, Regional Health, Rev., 5.000%, 09/01/17	1,120
	Total South Dakota	4,290

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — 2.5%
	Housing — 1.5%
3,195	Knox County, Health Educational & Housing Facilities Board, Multi-Family, Eastowne Village Project, Rev., VAR, LIQ: FNMA, 4.900%, 06/01/11	3,291
2,000	Memphis Health Educational & Housing Facility Board, Hillcrest Apartments Project, Rev., VAR, AMT, FHLMC, LIQ: FHLMC, 5.000%, 09/13/11	2,172
	Tennessee Housing Development Agency,
2,500	Series A-1, Rev., 5.000%, 07/01/19	2,732
3,225	Series A-2, Rev., 4.200%, 07/01/19	3,319
	Tennessee Housing Development Agency, Home Ownership Program,
4,660	Series 2006-2, Rev., AMT, 5.750%, 01/01/16	4,994
1,780	Series 2007-1, Rev., AMT, 5.500%, 01/01/17	1,909
		18,417
	Transportation — 0.1%
1,000	Memphis-Shelby County Airport Authority, Series B, Rev., AMT, 5.750%, 07/01/20	1,090
	Utility — 0.4%
5,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.250%, 09/01/21	5,200
	Water & Sewer — 0.5%
5,000	Metropolitan Government Nashville & Davidson County, Series A, Rev., AGM, 5.250%, 01/01/21	6,292
	Total Tennessee	30,999
	Texas — 7.5%
	General Obligation — 2.8%
4,685	El Paso County Hospital District, Certificates Obligation, GO, AMBAC, 5.000%, 08/15/15	5,145
4,000	Fort Bend County, GO, 5.250%, 03/01/18	4,529
2,335	Keller Independent School District, School Building, GO, 5.250%, 02/15/19	2,661
	Little Elm Independent School District, Capital Appreciation,
1,930	GO, PSF-GTD, Zero Coupon, 08/15/12	585
1,630	GO, PSF-GTD, Zero Coupon, 08/15/12	463
1,930	GO, PSF-GTD, Zero Coupon, 08/15/12	514
	Northside Independent School District, School Building,
6,035	GO, PSF-GTD, 5.000%, 08/15/17	7,239
1,900	Series C, GO, VAR, PSF-GTD, 4.100%, 12/01/10	1,996
2,000	Port of Houston Authority, Series D-1, GO, 5.000%, 10/01/20	2,377
4,000	State of Texas, Series B1 & B2, GO, VAR, 8.909%, 10/05/10	4,145
1,895	State of Texas, College Student Loans, Series A, GO, 5.250%, 08/01/18	2,232
2,500	Wichita Falls Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/01/17	2,840
		34,726
	Hospital — 0.4%
1,470	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series A, Rev., 5.250%, 12/01/13	1,593
100	Lufkin Health Facilities Development Corp., Memorial Health System, East Texas, Rev., 5.000%, 02/15/13	105
3,000	North Central Texas Health Facility Development Corp., Baylor Health Care System, Rev., 5.000%, 10/04/10	3,005
		4,703
	Housing — 1.0%
5	Galveston Property Finance Authority, Single Family Mortgage, Series A, Rev., 8.500%, 10/04/10	5
325	Houston Housing Finance Corp., Sterlingshire Apartments, Series A-2, Rev., 4.250%, 11/01/12	331
2,505	Nortex Single Family Housing Finance Corp., Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 01/01/16	2,667
1,215	Texas Department of Housing & Community Affairs, Series D, Rev., AMT, 4.400%, 03/01/16	1,259
1,894	Texas State Affordable Housing Corp., Single Family Mortgage, Series C, Rev., GNMA/FNMA/FHLMC, 5.300%, 10/01/16	2,017
4,375	Texas State Affordable Housing Corp., Single Family Mortgage, Professional Educators Home Loan Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.350%, 09/01/15	4,676
675	Texas State Affordable Housing Corp., Single Family Mortgage, Teachers Home Loan Program, Rev., GNMA/FNMA COLL, 6.200%, 09/01/12	689
740	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 02/01/17	783
		12,427

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   35

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Industrial Development Revenue/ Pollution Control Revenue — 0.3%
	Harris County Industrial Development Corp., Deer Park Refining Project,
900	Rev., 4.700%, 05/01/18	974
2,000	Rev., 5.000%, 12/01/19	2,140
		3,114
	Transportation — 2.1%
3,000	City of Austin, Texas Airport System, Prior Lien, Rev., NATL-RE, 5.250%, 11/15/13	3,246
2,000	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/16	2,356
	Dallas-Fort Worth International Airport Facilities Improvement Corp.,
1,500	Series A, Rev., 5.000%, 11/01/16	1,664
6,000	Series A, Rev., AGM, 5.500%, 11/01/13	6,402
	Texas State Transportation Commission, First Tier,
5,000	Series A, Rev., 5.000%, 04/01/16	5,891
6,000	Series A, Rev., 5.000%, 04/01/16	6,864
		26,423
	Utility — 0.4%
	Harris County Cultural Education Facilities Finance Corp., Teco Project,
950	Series A, Rev., 5.000%, 11/15/15	1,098
1,025	Series B, Rev., 5.000%, 11/15/13	1,145
3,000	Lower Colorado River Authority, Transmission Service, Rev., AGM, 5.250%, 05/15/12	3,190
		5,433
	Water & Sewer — 0.5%
5,000	Texas Water Development Board, Revolving Funds, Sub Lien, Series B, Rev., 5.250%, 07/15/17	5,791
	Total Texas	92,617
	Utah — 0.6%
	Education — 0.3%
3,245	Utah State Board of Regents, Student Fee and Housing System, Rev., NATL-RE, 5.250%, 04/01/23	3,989
	Housing — 0.0% (g)
170	Utah State Housing Finance Agency, Single Family Mortgage, Series D-2, Rev., FHA/VA MTGS, 5.350%, 10/04/10	170
	Industrial Development Revenue/ Pollution Control Revenue — 0.3%
3,300	Utah County, Marathon Oil Project, Rev., VAR, 5.050%, 11/01/11	3,421
	Total Utah	7,580
	Vermont — 0.2%
	Other Revenue — 0.2%
2,250	Vermont Municipal Bond Bank, Series 1, Rev., 5.000%, 12/01/19	2,688
	Virginia — 3.1%
	Education — 1.0%
3,770	James City County Economic Development Authority, Public Facilities Projects, Rev., AGM, 5.000%, 06/15/15	4,410
	Virginia Public School Authority, School Financing,
3,205	Series B-1, Rev., 5.000%, 08/01/17	3,899
4,000	Series B-1, Rev., 5.000%, 08/01/19	4,783
		13,092
	General Obligation — 0.8%
5,045	Chesterfield County, Public Improvement, GO, 5.000%, 01/01/17	5,925
3,000	City of Virginia Beach, Public Improvement, Series B, GO, 5.000%, 07/15/19	3,725
		9,650
	Other Revenue — 0.7%
2,050	Virginia Public Building Authority, Public Facilities, Series B, Rev., 5.250%, 08/01/18	2,471
5,000	Virginia Public School Authority, School Financing, Series C, Rev., 5.000%, 08/01/16	6,017
		8,488
	Resource Recovery — 0.2%
	Virginia Resources Authority, Pooled Financing,
1,110	Series A, Rev., 5.000%, 11/01/17	1,363
1,500	Series B, Rev., 5.000%, 11/01/16	1,819
		3,182
	Transportation — 0.4%
4,000	Virginia Commonwealth Transportation Board, U.S. Route 58, Corridor Development, Series C, Rev., 5.000%, 05/15/16	4,597
	Total Virginia	39,009

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — 2.6%
	General Obligation — 1.3%
2,390	King County School District No. 401 Highline, GO, NATL-RE, FGIC, 5.250%, 12/01/14	2,729
4,765	State of Washington, Motor Vehicle Fuel Tax, Series B, GO, 5.000%, 07/01/18	5,494
6,465	State of Washington, Various Purpose, Series 2007A, GO, AGM, 5.000%, 07/01/16	7,460
		15,683
	Housing — 0.2%
2,175	Washington Housing Finance Commission, GNMA Mortgage-Backed Securities Program, Rev., GNMA COLL, 7.000%, 01/01/11	2,301
	Other Revenue — 0.2%
1,000	Port of Seattle, Intermediate Lien, Series C, Rev., AMT, 5.000%, 02/01/16	1,115
1,700	Quinault Indian Nation, Quinault Beach, Series A, Rev., ACA, 5.850%, 10/04/10 (f) (i)	1,630
		2,745
	Prerefunded — 0.1%
1,100	Energy Northwest, Public Power Supply System, Nuclear Project No. 1, Rev., VAR, AGM, 10.562%, 12/30/10 (p)	1,183
	Utility — 0.8%
5,000	City of Seattle, Light & Power, Rev., AGM, 5.000%, 08/01/14	5,685
4,500	Energy Northwest, Public Power Supply System, Nuclear Project No. 2, Series A, Rev., 6.300%, 07/01/12	4,971
		10,656
	Total Washington	32,568
	Wisconsin — 1.6%
	General Obligation — 1.0%
5,000	City of Kenosha, Capital Appreciation, Series D, GO, AMBAC, Zero Coupon, 09/01/15	4,548
6,335	State of Wisconsin, Series C, GO, 5.000%, 05/01/18	7,334
		11,882
	Hospital — 0.4%
5,000	State of Wisconsin, Health & Education, Rev., 4.780%, 05/01/29 (f) (i)	5,060
	Housing — 0.0% (g)
205	Wisconsin Housing & EDA, Home Ownership, Series E, Rev., AMT, 5.750%, 10/04/10	212
	Private Placement — 0.2%
3,000	Wisconsin Health & Education Facilities, Rev., 4.420%, 10/01/27 (f) (i)	3,005
	Total Wisconsin	20,159
	Total Municipal Bonds (Cost $1,145,923)	1,205,139
SHARES
	Investment Company — 0.5%
389	Nuveen Premium Income Municipal Fund (Cost $5,430)	5,751
Short-Term Investment — 2.5%
	Investment Company — 2.5%
31,550	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $31,550)	31,550
	Total Investments — 100.1% (Cost $1,182,903)	1,242,440
	Liabilities in Excess of Other Assets — (0.1)%	(1,414)
	NET ASSETS — 100.0%	$1,241,026

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   37

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 94.9%
	California — 0.8%
	General Obligation — 0.8%
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/17	955
1,500	State of California, GO, 5.000%, 03/01/16	1,643
	Total California	2,598
	Colorado — 1.5%
	Prerefunded — 1.5%
2,350	Colorado Housing & Finance Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	2,233
2,810	El Paso County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 05/01/15 (p)	2,609
	Total Colorado	4,842
	Florida — 0.3%
	Transportation — 0.3%
1,000	Miami-Dade County, Aviation, Series B, Rev., AMT, AGM-CR, XLCA, 5.000%, 10/01/15	1,075
	Hawaii — 0.5%
	Water & Sewer — 0.5%
1,500	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, NATL-RE, 5.250%, 07/01/16	1,660
	Illinois — 1.8%
	Certificate of Participation/Lease — 0.6%
1,500	University of Illinois, Academic Facilities Projects, Series A, COP, AMBAC, 5.000%, 03/15/16	1,684
	General Obligation — 0.7%
2,000	Chicago Park District, Alternative Revenue Source, Series D, GO, NATL-RE, FGIC, 5.000%, 01/01/16	2,209
	Water & Sewer — 0.5%
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.000%, 11/01/16	1,679
	Total Illinois	5,572
	Kansas — 0.7%
	Prerefunded — 0.7%
1,000	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	946
1,390	Saline County, Single Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	1,272
	Total Kansas	2,218
	Louisiana — 0.5%
	Prerefunded — 0.5%
1,685	Jefferson Parish Finance Authority, Single Family Mortgage, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,440
	New York — 0.5%
	General Obligation — 0.5%
1,500	New York City, Series E, GO, AGM, 5.000%, 11/01/14	1,710
	Ohio — 86.6%
	Certificate of Participation/Lease — 9.2%
5,250	City of Cleveland, Cleveland Stadium Project, COP, AMBAC, Zero Coupon, 11/15/11	5,188
	Ohio State Building Authority, Adult Correctional Facilities,
1,745	Series A, Rev., COP, 5.000%, 04/01/19	2,027
1,000	Series A, Rev., COP, AGM, 5.500%, 10/01/11	1,054
2,000	Series B, Rev., COP, 5.000%, 10/01/13	2,257
1,000	Series B, Rev., COP, 5.000%, 10/01/19	1,179
2,030	Series B, Rev., COP, 5.250%, 04/01/15	2,375
	Ohio State Building Authority, State Facilities, Administrative Building Fund,
1,835	Series A, Rev., COP, 5.000%, 04/01/19	2,091
4,000	Series A, Rev., COP, AGM, 5.000%, 10/01/20	4,844
1,800	Ohio State Department of Administrative Services, State Taxation Accounting & Revenue, COP, 5.000%, 09/01/18	2,096
2,000	State of Ohio, Cultural & Sports Capital Appreciation, Series A, Rev., COP, 5.250%, 10/01/20	2,448
2,000	State of Ohio, Higher Education Capital Facilities, Series II-A, Rev., COP, 5.375%, 12/01/12	2,221
1,235	State of Ohio, Parks & Recreation, Series II-A, Rev., COP, 5.000%, 12/01/20	1,467
		29,247
	Education — 5.5%
1,000	Kent State University, General Receipts, Series B, Rev., AGC, 5.000%, 05/01/19	1,202
180	Ohio State University, General Receipts, Unrefunded Balance, Series B, Rev., 5.250%, 06/01/13	200
1,000	State of Ohio, Higher Educational Facility, Baldwin-Wallace College Project, Rev., 5.500%, 06/01/14	1,115
1,650	State of Ohio, Higher Educational Facility, Case Western Reserve University Project, Rev., NATL-RE, 5.250%, 12/01/19	2,021

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Education — Continued
1,500	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/17	1,756
2,185	State of Ohio, Higher Educational Facility, Otterbein College Project, Series A, Rev., 5.500%, 12/01/18	2,500
1,000	State of Ohio, Higher Educational Facility, University of Dayton 2001, Rev., AMBAC, 5.375%, 06/01/11	1,044
1,500	University of Akron, Series A, Rev., AGM, 5.000%, 01/01/18	1,722
	University of Cincinnati,
1,960	Series A, Rev., NATL-RE, 5.000%, 06/01/17	2,178
1,500	Series G, Rev., NATL-RE, 5.000%, 12/01/17	1,729
2,000	University of Toledo, Series A, Rev., 4.000%, 06/01/13	2,155
		17,622
	General Obligation — 27.6%
1,530	Beavercreek City School District, School Improvement, GO, 5.000%, 06/01/19	1,774
	Cincinnati City School District, Classroom Construction & Improvement,
1,000	GO, NATL-RE, FGIC, 5.250%, 12/01/20	1,240
3,000	GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,758
1,800	GO, NATL-RE, FGIC, 5.250%, 12/01/25	2,230
	City of Avon,
1,000	Series B, GO, 5.000%, 12/01/18	1,131
1,000	Series B, GO, 5.000%, 12/01/18	1,138
	City of Cincinnati, Various Purpose,
1,215	Series A, GO, 5.000%, 12/01/15	1,398
1,105	Series A, GO, 5.000%, 06/01/19	1,302
1,500	Series C, GO, 5.000%, 06/01/17	1,785
1,000	City of Cleveland, GO, NATL-RE, 5.750%, 08/01/11	1,045
2,200	City of Cleveland, Various Purpose, Series A, GO, AGC, 5.000%, 06/01/17	2,484
2,000	City of Columbus, Series A, GO, 5.000%, 06/01/16	2,396
1,000	City of Columbus School District, School Facilities Construction & Improvement, GO, 5.000%, 06/01/19	1,147
1,255	City of Dayton, Various Purpose, Series A, GO, 3.250%, 12/01/16	1,369
	City of Dublin, Various Purpose,
1,000	Series A, GO, 3.000%, 12/01/14	1,090
1,030	Series A, GO, 4.000%, 12/01/16	1,185
1,495	City of Newark, Capital Appreciation, GO, NATL-RE, FGIC, Zero Coupon, 12/01/11	1,475
50	City of Strongsville, Unrefunded Balance, GO, 6.700%, 10/04/10	50
	City of Strongsville, Various Purpose,
1,000	GO, 5.000%, 12/01/18	1,131
1,000	GO, 5.000%, 12/01/18	1,126
1,475	City of Westerville, GO, 5.000%, 12/01/15	1,760
1,775	Columbus City School District, Capital Appreciation, Construction & Improvement, Series B, GO, Zero Coupon, 12/01/18	1,408
1,500	Cuyahoga County, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 10/01/13	1,446
	Cuyahoga County, Various Purpose,
1,000	Series A, GO, 4.000%, 12/01/15	1,142
1,000	Series A, GO, 4.000%, 12/01/17	1,154
1,000	Dublin City School District, Capital Appreciation Bonds, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	911
	Dublin City School District, School Facilities, Construction & Improvement,
1,000	GO, 5.000%, 12/01/18	1,158
1,000	GO, NATL-RE, 5.000%, 06/01/16	1,161
1,000	GO, NATL-RE, 5.000%, 12/01/17	1,201
	Lake County, Building Improvement,
1,010	GO, NATL-RE, 5.000%, 06/01/15	1,112
1,060	GO, NATL-RE, 5.000%, 06/01/15	1,162
1,400	Lake Local School District/Stark County, School Improvement, GO, AGM, 5.000%, 06/01/15	1,578
2,450	Lakewood City School District, Capital Appreciation, GO, AGM, Zero Coupon, 12/01/17	2,054
2,500	Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,136
1,120	Lebanon City School District, School Construction, GO, AGM, 5.000%, 06/01/15	1,262
1,930	London City School District, School Facilities, Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/11	2,039
1,430	Marysville Exempt Village School District, GO, AGM, 5.000%, 12/01/15	1,618
	Olentangy Local School District,
2,000	GO, AGM, 5.000%, 06/01/16	2,260
500	GO, NATL-RE, 7.750%, 12/01/11	545
1,235	GO, NATL-RE, FGIC, 5.000%, 12/01/13	1,411
1,405	Olentangy Local School District, School Facilities, Construction & Improvement, GO, 5.000%, 06/01/18	1,636

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   39

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
1,000	Plain Local School District, GO, NATL-RE, FGIC, 5.800%, 06/01/11	1,036
150	Shaker Heights City School District, Series A, GO, 7.100%, 12/15/10	153
1,260	Southwest Licking Local School District, GO, NATL-RE, FGIC, 5.750%, 12/01/14	1,491
1,710	Springfield City School District, Clark County, Capital Appreciation, GO, AMBAC, Zero Coupon, 12/01/12	1,645
1,750	State of Ohio, Series A, GO, 5.375%, 03/01/18	2,069
	State of Ohio, Common Schools,
1,205	Series A, GO, 5.250%, 09/15/12	1,322
1,250	Series B, GO, 5.000%, 03/15/14	1,368
	State of Ohio, Conservation Projects,
2,720	Series A, GO, 5.000%, 09/01/16	3,248
2,000	Series B, GO, 3.500%, 03/01/15	2,205
2,000	State of Ohio, Higher Education, Series A, GO, 5.000%, 08/01/16	2,388
1,500	State of Ohio, Infrastructure Improvements, Series D, GO, 5.000%, 03/01/14	1,628
3,335	State of Ohio, Site Development, Series A, GO, 4.000%, 11/01/14	3,767
1,380	Sylvania City School District, School Improvement, GO, AGC, 5.000%, 06/01/17	1,549
1,000	West Geauga Local School District, School Improvement, GO, AMBAC, 5.000%, 11/01/10	1,007
1,905	Westlake City School District, Capital Appreciation, School Improvement, Series A, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	1,710
		87,994
	Hospital — 6.1%
	Cuyahoga County,
2,500	Series A, Rev., 5.500%, 01/01/13	2,785
1,400	Series A, Rev., 6.000%, 07/01/13	1,561
1,000	Series A, Rev., 6.000%, 07/01/13	1,114
1,000	Cuyahoga County, Metrohealth System, Series A, Rev., NATL-RE, 5.125%, 10/04/10	1,003
890	Cuyahoga County, W.O. Walker Center, Inc., Series I, Rev., AMBAC, 5.250%, 10/04/10	892
1,000	Franklin County, Health Care Facilities, Ohio Presbyterian Services, Rev., 5.500%, 10/04/10	1,001
	Lucas County Hospital, Promedica Healthcare Obligation Group,
1,000	Rev., AMBAC, 5.625%, 10/04/10	1,013
1,000	Rev., AMBAC, 5.625%, 10/04/10	1,013
	Ohio Higher Educational Facility Commission, University Hospital Health System,
1,000	Series A, Rev., 5.000%, 01/15/14	1,091
550	Series A, Rev., 5.000%, 01/15/20	574
1,000	Series A, Rev., 5.250%, 01/15/20	1,078
2,500	Richland County, Hospital Facilities, Medcentral Health Systems, Rev., 5.125%, 11/15/16	2,626
2,000	State of Ohio, Higher Educational Facility, Cleveland Clinic Health, Series A, Rev., 5.000%, 01/01/18	2,150
1,500	State of Ohio, Hospital Facility, Cleveland Clinic Health, Rev., 5.000%, 01/01/19	1,615
		19,516
	Housing — 5.6%
950	Cuyahoga County, Multi-Family Housing, Allerton Apartments, Series A, Rev., FHA, GNMA, 4.900%, 08/20/17	1,038
540	Cuyahoga County, Multi-Family Housing, Clifton Plaza, Rev., GNMA COLL, 4.150%, 06/20/15	566
1,820	Lucas County, Multi-Family Housing, Neighborhood Properties, Inc. Project, Rev., LOC: Keybank N.A., 5.200%, 10/04/10	1,825
600	Montgomery County, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.600%, 11/01/13	637
225	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.900%, 10/04/10	226
	Ohio Housing Finance Agency,
880	Series A, Rev., AGM, 4.500%, 04/01/12	935
1,000	Series A, Rev., AGM, 5.000%, 04/01/17	1,127
500	Series A, Rev., AGM, 5.000%, 04/01/17	545
1,495	Ohio Housing Finance Agency, Mortgage-Backed Securities Program, Series F, Rev., GNMA/FNMA/FHLMC, 4.250%, 09/01/16	1,609
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.850%, 05/20/16	1,444
610	Ohio Housing Finance Agency, Multi-Family Housing, Warren Heights, Series C, Rev., AMT, GNMA COLL, FHA, 4.500%, 11/20/17	606
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
805	Series A, Rev., AMT, GNMA COLL, 4.300%, 03/01/16	838
1,995	Series J, Rev., GNMA/FNMA/FHLMC, 5.900%, 03/01/18	2,196

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — Continued
2,785	Summit County Port Authority, Callis Tower Apartments, Rev., GNMA COLL, FHA, 4.500%, 09/20/17	2,956
1,190	Trumbull County, Multi-Family Housing, Royal Mall Apartments, Rev., FHA, GNMA COLL, 4.800%, 05/20/17	1,266
		17,814
	Industrial Development Revenue/ Pollution Control Revenue — 1.4%
665	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 10/04/10	656
900	Cleveland-Cuyahoga County Port Authority, Cleveland Bottle Supply, Series B, Rev., LOC: Fifth Third Bank, 6.500%, 11/15/11	909
1,250	Franklin County, American Chemical Society Project, Rev., 5.500%, 10/01/10	1,254
885	Summit County Port Authority, Twinsburg Project, Series D, Rev., 5.125%, 05/15/15	793
160	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund, Series E, Rev., 6.100%, 11/15/10	161
515	Toledo-Lucas County Port Authority, Northwest Ohio Bond Fund, Series A, Rev., 5.100%, 10/04/10	515
		4,288
	Other Revenue — 4.6%
2,500	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	2,596
1,310	Cuyahoga County, Economic Development, Shaker Square, Series D, Rev., 5.000%, 12/01/20 (w)	1,462
1,000	Franklin County, Convention Facilities Authority, Tax and Lease, Rev., 5.000%, 12/01/17	1,156
	Ohio State Building Authority,
1,785	Series A, Rev., 5.000%, 10/01/14	2,071
1,000	Series C, Rev., 5.000%, 10/01/15	1,177
	Ohio State Building Authority, State Facilities, Administrative Building Fund,
1,000	Series B, Rev., 5.000%, 10/01/19	1,142
1,000	Series B, Rev., 5.000%, 10/01/19	1,131
1,000	Ohio State University, General Receipts, Series A, Rev., 4.000%, 12/01/15	1,135
2,550	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/15	2,935
		14,805
	Prerefunded — 4.5%
	City of Cleveland,
1,015	GO, AMBAC, 5.250%, 12/01/14 (p)	1,201
1,000	GO, FGIC, 5.600%, 12/01/10 (p)	1,024
320	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage, Series A, Rev., NATL-RE, Zero Coupon, 11/15/11 (p)	318
2,000	City of Columbus School District, School Facilities Construction & Improvement, GO, AGM, 5.250%, 12/01/14 (p)	2,374
1,260	Franklin County, Children’s Hospital Improvement Project, Rev., AMBAC, 5.500%, 05/01/11 (p)	1,316
1,000	Minster Local School District, School Facilities & Construction, GO, AGM, 5.500%, 12/01/10 (p)	1,023
2,685	Ohio Housing Finance Agency, Single Family Mortgage, Rev., FGIC, FHA/VA/PRIV MTGS, Zero Coupon, 07/15/13 (p)	2,256
1,500	Ohio State Turnpike Commission, Rev., 5.500%, 02/15/11 (p)	1,536
820	Ohio State University, General Receipts, Series B, Rev., 5.250%, 06/01/13 (p)	926
2,510	Ohio State Water Development Authority, Fresh Water, Rev., AMBAC, 5.800%, 10/04/10 (p)	2,512
		14,486
	Private Placement — 0.1%
428	City of Columbus, Clintonville II Street Light Assessment, GO, 4.400%, 09/01/15	438
	Special Tax — 2.5%
1,000	City of Akron, Community Learning Centers, Series A, Rev., NATL-RE, FGIC, 5.250%, 12/01/13	1,097
1,000	Hamilton County, Sales Tax, Series A, Rev., AMBAC, 5.000%, 12/01/16	1,141
	State of Ohio,
1,000	Series A, Rev., 5.000%, 04/01/18	1,134
1,500	Series A, Rev., 5.000%, 04/01/18	1,731
1,000	Series A, Rev., 5.000%, 04/01/18	1,144
1,500	State of Ohio, Common Schools, Series C, GO, 5.000%, 09/15/19	1,844
		8,091

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   41

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 7.2%
	City of Cleveland, Airport System,
2,000	Series A, Rev., AGM-CR, AMBAC, 5.250%, 01/01/20	2,318
1,500	Series C, Rev., AGC, 4.000%, 01/01/16	1,649
1,000	Series C, Rev., AGC, 5.000%, 01/01/16	1,149
1,500	Series C, Rev., AGM, 5.000%, 01/01/17	1,665
	City of Cleveland, Parking Facilities,
1,000	Rev., AGM, 5.000%, 09/15/14	1,109
1,370	Rev., AGM, 5.250%, 09/15/21	1,543
2,000	Columbus Regional Airport Authority, Rev., NATL-RE, 5.000%, 01/01/17	2,266
	Ohio State Turnpike Commission,
2,000	Series A, Rev., 5.000%, 02/15/19	2,321
1,185	Series A, Rev., 5.000%, 02/15/19	1,363
5,155	Series A, Rev., NATL-RE, FGIC, 5.500%, 02/15/14	5,966
1,250	State of Ohio, Major Infrastructure Project, Series 2007-1, Rev., AGM, 5.000%, 06/15/17	1,496
		22,845
	Utility — 3.1%
1,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus, Series A, Rev., AGC, 5.000%, 02/15/19	1,111
2,680	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage, Unrefunded Balance, Series A, Rev., NATL-RE, Zero Coupon, 11/15/11	2,641
	City of Cleveland, Public Power Systems,
1,220	Rev., AMBAC, 5.500%, 11/15/11	1,275
1,280	Series A, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	1,467
1,000	Series A-1, Rev., NATL-RE, FGIC, 5.000%, 11/15/16	1,105
	City of Hamilton, Electric Systems,
950	Series A, Rev., AGC, 5.000%, 10/01/19	1,125
1,000	Series A, Rev., AGC, 5.000%, 10/01/19	1,173
		9,897
	Water & Sewer — 9.2%
	City of Akron, Sanitation Sewer System,
1,030	Rev., NATL-RE, FGIC, 5.375%, 12/01/13	1,135
1,070	Rev., NATL-RE, FGIC, 5.500%, 12/01/12	1,156
1,000	City of Akron, Waterworks, Rev., AGC, 5.000%, 03/01/18	1,182
	City of Cincinnati, Water Systems,
1,500	Series A, Rev., 5.000%, 12/01/16	1,765
1,000	Sub Series B, Rev., NATL-RE, 5.000%, 06/01/17	1,145
1,500	City of Cleveland, Series T, Rev., 5.000%, 01/01/19	1,752
1,220	City of Cleveland, Waterworks, Series O, Rev., NATL-RE, 5.000%, 01/01/17	1,411
1,505	City of Cleveland, Waterworks, First Mortgage, Series G, Rev., NATL-RE, 5.500%, 01/01/13	1,556
1,000	City of Toledo, Sewer System, Rev., NATL-RE, 5.250%, 09/10/10	1,021
2,975	Clermont County, Sewer District, Rev., AMBAC, 5.250%, 08/01/13	3,326
1,205	Delaware County, Sanitation Sewer Systems, Rev., AGM, 4.500%, 06/01/17	1,363
1,410	Hamilton County, Sewer Systems, Greater Cincinnati, Series A, Rev., 5.000%, 12/01/18	1,718
2,000	Ohio State Water Development Authority, Capital Appreciation, Water Quality Fund, Series B, Rev., Zero Coupon, 06/01/17	1,709
	Ohio State Water Development Authority, Community Assistance,
1,205	Rev., 5.000%, 12/01/19	1,420
1,275	Rev., 5.000%, 12/01/19	1,489
2,000	Ohio State Water Development Authority, Drinking Water Assistance Fund, Rev., 5.000%, 06/01/18	2,314
2,000	Ohio State Water Development Authority, Fresh Water, Rev., 5.500%, 12/01/21	2,595
1,250	Ohio State Water Development Authority, State Match, Rev., 5.000%, 06/01/14	1,411
		29,468
	Total Ohio	276,511
	Texas — 1.6%
	General Obligation — 0.9%
1,000	Northside Independent School District, Series D, GO, PSF-GTD, 5.000%, 06/15/16	1,171
1,500	State of Texas, Transition Community, Mobility Fund, GO, 5.000%, 04/01/16	1,743
		2,914
	Prerefunded — 0.7%
2,500	Southeast Texas Housing Finance Corp., Rev., NATL-RE, Zero Coupon, 09/01/17 (p)	2,141
	Total Texas	5,055

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — 0.1%
	General Obligation — 0.1%
220	State of Washington, Series A & AT-6, GO, 6.250%, 02/01/11	225
	Total Municipal Bonds (Cost $280,416)	302,906

SHARES
Short-Term Investment — 5.2%
	Investment Company — 5.2%
16,705	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $16,705)	16,705
	Total Investments — 100.1% (Cost $297,121)	319,611
	Liabilities in Excess of Other Assets — (0.1)%	(286)
	NET ASSETS — 100.0%	$319,325

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Collateralized Mortgage Obligations — 0.1%
	Agency CMO — 0.1%
1,146	Federal National Mortgage Association REMICS, Series 2002-36, Class FS, VAR, 0.764%, 09/25/10	1,151
187	Government National Mortgage Association, Series 2000-38, Class F, VAR, 0.666%, 09/20/10	186
		1,337
	Total Collateralized Mortgage Obligations (Cost $1,333)	1,337
Municipal Bonds — 96.7%
	Alabama — 1.0%
	Other Revenue — 0.6%
2,440	Auburn University, Rev., 5.000%, 06/01/15	2,859
5,000	Mobile Industrial Development Board, Alabama Power Co., Barry Plant, Rev., VAR, 1.000%, 08/16/11	5,005
		7,864
	Transportation — 0.4%
5,000	Alabama State Dock Authority, Series B, Rev., NATL-RE, 5.000%, 10/01/10	5,013
	Total Alabama	12,877
	Alaska — 0.1%
	Other Revenue — 0.1%
1,000	Alaska Industrial Development & Export Authority, Revolving Fund, Series A, Rev., 5.000%, 04/01/12	1,068
	Arizona — 0.8%
	Certificate of Participation/Lease — 0.3%
3,625	Salt River Project Agricultural Improvement & Power District, COP, NATL-RE, 5.000%, 12/01/13	3,994
	Hospital — 0.3%
5,000	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.150%, 09/09/10	4,643
	Transportation — 0.2%
2,000	Arizona State Transportation Board, Maricopa County Regional Area Roads, Rev., 5.000%, 07/01/11	2,077
	Total Arizona	10,714
	California — 1.3%
	Certificate of Participation/Lease — 0.1%
2,000	Santa Clara County Financing Authority, Multiple Facilities Projects, Series N, Rev., COP, 4.000%, 05/15/11	2,051
	Hospital — 0.3%
1,000	California Health Facilities Financing Authority, Stanford Hospital, Series A-3, Rev., VAR, 3.450%, 06/15/11	1,022
3,000	California Statewide Communities Development Authority, Kaiser Permanente, Series E, Rev., VAR, 4.000%, 05/02/11	3,066
		4,088
	Other Revenue — 0.3%
3,860	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 4.500%, 06/01/17	3,480
	Prerefunded — 0.6%
5,250	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-4, Rev., 7.800%, 06/01/13 (p)	6,246
1,635	State of California, Economic Recovery, Series A, GO, NATL-RE, 5.250%, 07/01/13 (p)	1,859
		8,105
	Total California	17,724
	Colorado — 1.6%
	General Obligation — 0.2%
2,435	Jefferson County School District R-001, GO, 5.000%, 12/15/15	2,891
	Housing — 0.0% (g)
100	El Paso County, Single Family Mortgage, Series A, Rev., 6.200%, 05/01/12	101
	Prerefunded — 0.4%
2,165	Douglas County School District No Re-1 Douglas & Elbert Counties, GO, NATL-RE, FGIC, 5.750%, 12/15/14 (p)	2,605
2,295	El Paso County School District No. 20 Academy, GO, NATL-RE, FGIC, 5.250%, 12/15/12 (p)	2,548
		5,153
	Transportation — 0.9%
10,000	Colorado Department of Transportation, Series B, Rev., NATL-RE, 5.500%, 06/15/14	11,759
	Utility — 0.1%
2,000	City of Colorado Springs, Utilities Systems, Sub Lien, Series A, Rev., 5.000%, 11/15/11	2,112
	Total Colorado	22,016

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Connecticut — 2.3%
	Education — 0.2%
2,470	Connecticut State Higher Education Supplement Loan Authority, Family Education Loan Program, Series A, Rev., NATL-RE, 4.375%, 11/15/13	2,661
	General Obligation — 2.1%
	State of Connecticut,
5,000	GO, 5.000%, 03/15/12	5,357
5,000	Series E, GO, AGM, 5.500%, 11/15/12	5,561
	State of Connecticut, Economic Recovery,
10,100	Series A, GO, 5.000%, 01/01/13	11,170
5,500	Series A, GO, 5.000%, 01/01/16	6,527
		28,615
	Total Connecticut	31,276
	Delaware — 1.2%
	General Obligation — 0.6%
6,790	State of Delaware, Series A, GO, 5.000%, 07/01/17	8,296
	Transportation — 0.6%
7,500	Delaware Transportation Authority, Motor Fuel Tax Revenue, Series B, Rev., AMBAC, 5.250%, 07/01/12	8,177
	Total Delaware	16,473
	District of Columbia — 0.1%
	Water & Sewer — 0.1%
1,725	District of Columbia Water & Sewer Authority, Sub Lien, Series A, Rev., AGC, 5.000%, 10/01/13	1,949
	Florida — 6.1%
	Education — 0.5%
6,250	Miami-Dade County Educational Facilities Authority, University of Miami, Series B, Rev., 5.000%, 04/01/12	6,600
	Housing — 0.4%
5,930	Florida Housing Finance Corp., Multi-Family Mortgage, Heritage Villas, Series F, Rev., 4.000%, 10/01/10	5,938
	Industrial Development Revenue/ Pollution Control Revenue — 0.4%
4,000	City of Jacksonville, Series C-1, Rev., 5.000%, 10/01/15	4,693
	Other Revenue — 1.5%
2,000	Broward County, Main Court House Project, Series A, Rev., 5.000%, 10/01/15	2,316
5,000	Citizens Property Insurance Corp., High Risk Account, Series A, Rev., NATL-RE, 5.000%, 03/01/12	5,206
10,000	Florida Hurricane Catastrophe Fund Finance Corp., Series A, Rev., 5.000%, 07/01/11	10,297
1,785	Miami-Dade County, Capital Asset Acquisition, Series A, Rev., AMBAC, 5.000%, 04/01/14	1,984
		19,803
	Prerefunded — 1.9%
5,120	Broward County, Series A, GO, 5.250%, 01/01/11 (p)	5,257
2,195	Collier County School Board, COP, AGM, 5.375%, 02/15/12 (p)	2,355
9,440	Hillsborough County School Board, Rev., AMBAC, 5.375%, 10/01/11 (p)	9,955
3,000	Orange County, Tourist Development, Senior Lien, Rev., AMBAC, 5.500%, 04/01/12 (p)	3,242
4,875	Palm Beach County School Board, Series B, COP, VAR, FGIC, 5.000%, 08/01/11 (p)	5,052
		25,861
	Water & Sewer — 1.4%
	Miami-Dade County, Water & Sewer Systems,
1,645	Series B, Rev., AGM, 5.000%, 10/01/13	1,859
5,000	Series B, Rev., AGM, 5.000%, 10/01/14	5,802
	Tampa Bay Water Utility System, Water Supply Authority,
5,000	Rev., NATL-RE, FGIC, 5.000%, 10/01/13	5,653
5,000	Rev., NATL-RE, FGIC, 5.250%, 10/01/15	5,928
		19,242
	Total Florida	82,137
	Georgia — 5.9%
	General Obligation — 3.2%
2,000	Carroll County, Sales Tax, GO, AGC, 5.000%, 07/01/11	2,078
5,365	DeKalb County, Special Transportation Parks & Greenspace, GO, 5.000%, 12/01/15	6,421
2,160	Floyd County, Sales Tax, GO, 5.000%, 04/01/12	2,317
	State of Georgia,
5,000	Series G, GO, 4.000%, 11/01/12	5,395
3,500	Series G, GO, 5.000%, 10/01/10	3,515
7,415	Series G, GO, 5.000%, 10/01/12	8,134
2,780	Series I, GO, 5.000%, 07/01/16	3,354
10,000	Series I, GO, 5.000%, 07/01/18	12,348
		43,562

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   45

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 2.1%
	Metropolitan Atlanta Rapid Transit Authority,
7,390	Rev., NATL-RE, 5.000%, 01/01/13 (p)	8,170
10,000	Rev., NATL-RE, 5.250%, 01/01/13 (p)	11,113
8,850	State of Georgia, Series B, GO, 5.000%, 05/01/12 (p)	9,538
		28,821
	Special Tax — 0.6%
6,870	Georgia State Road & Tollway Authority, Rev., 5.250%, 10/01/12	7,567
	Total Georgia	79,950
	Hawaii — 0.6%
	General Obligation — 0.4%
5,000	City & County of Honolulu, Series A, GO, NATL-RE, 5.000%, 07/01/13	5,637
	Prerefunded — 0.2%
2,750	State of Hawaii, Series CZ, GO, AGM, 5.000%, 07/01/12 (p)	2,984
	Total Hawaii	8,621
	Idaho — 1.0%
	Short Term Note — 0.5%
5,925	State of Idaho, TAN, Rev., 2.000%, 06/30/11	6,008
	Transportation — 0.5%
6,045	Idaho Housing & Finance Association, Federal Highway, Series A, Rev., AGC, 5.250%, 07/15/14	7,011
	Total Idaho	13,019
	Illinois — 4.8%
	Education — 0.4%
5,000	Illinois Finance Authority, Educational Facilities, University of Chicago, Series B-1, Rev., VAR, 1.125%, 02/14/13	5,027
	General Obligation — 0.8%
5,000	City of Chicago, Series A, GO, 5.000%, 12/01/16 (w)	5,821
5,000	Kane Cook & DuPage Counties School District No. U-46 Elgin, GO, 4.000%, 01/01/14	5,482
		11,303
	Hospital — 0.7%
	Illinois Finance Authority, Advocate Health Care,
2,500	Series A-3, Rev., VAR, 3.875%, 05/01/12	2,565
5,665	Series C, Rev., VAR, 0.400%, 03/25/11	5,668
1,010	Sub Series C3B, Rev., VAR, 4.375%, 07/01/14	1,081
		9,314
	Industrial Development Revenue/ Pollution Control Revenue — 0.2%
2,075	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, AMBAC, 4.350%, 06/01/13	2,038
	Other Revenue — 0.2%
1,790	Illinois Educational Facilities Authority, Medical Term-Field Museum, Rev., VAR, 4.450%, 11/01/14	1,919
	Prerefunded — 2.3%
5,000	Chicago Board of Education, Series C, GO, AGM, 5.000%, 12/01/11 (p)	5,294
5,000	Chicago Metropolitan Water Reclamation District-Greater Chicago, Capital Improvement, GO, 5.500%, 12/01/12 (p)	5,374
6,775	City of Chicago, Series A, GO, AGM, 5.000%, 01/01/14 (p)	7,748
5,000	Cook County, Capital Improvement, Series C, GO, AMBAC, 5.500%, 11/15/12 (p)	5,542
1,000	Lake County Forest Preservation District, Land Acquisition and Development, GO, 5.000%, 12/15/10 (p)	1,013
3,735	State of Illinois, First Series, GO, NATL-RE, FGIC, 5.375%, 11/01/11 (p)	3,956
2,305	Will & Kendall Counties Community Consolidated School District 202, School Building, Series A, GO, FGIC, 5.000%, 07/01/13 (p)	2,595
		31,522
	Transportation — 0.2%
2,845	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Section 5309, Rev., AGC, 5.000%, 06/01/14	3,207
	Total Illinois	64,330
	Indiana — 2.2%
	Education — 0.3%
2,375	Indiana University, Student Fee, Series T-1, Rev., 5.000%, 08/01/14	2,765
1,000	Purdue University, Student Fee, Series X, Rev., 5.000%, 07/01/11	1,039
		3,804
	General Obligation — 0.1%
1,000	Indianapolis-Marion County Public Library, GO, 5.000%, 01/01/16	1,173
	Hospital — 0.1%
1,750	Indiana Health Facility Financing Authority, Ascension Health, Series A3, Rev., VAR, 5.000%, 07/01/11	1,814

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 1.7%
4,775	Carmel School Building Corp., First Mortgage, Rev., NATL-RE, 5.000%, 07/15/13 (p)	5,387
2,100	Indiana Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	2,452
9,000	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	10,508
4,155	Wayne Township School Building Corp., Series B, Rev., FGIC, 5.250%, 01/15/14 (p)	4,793
		23,140
	Total Indiana	29,931
	Iowa — 0.2%
	Other Revenue — 0.2%
2,000	Iowa Higher Education Loan Authority, Private College Facility, Rev., 4.000%, 12/01/13	2,222
	Kansas — 0.3%
	General Obligation — 0.2%
2,400	City of Olathe, Series 211, GO, 5.000%, 10/01/12	2,630
	Other Revenue — 0.1%
1,000	Kansas Development Finance Authority, Kansas State Projects, Series E-1, Rev., 5.000%, 11/01/14	1,166
	Total Kansas	3,796
	Kentucky — 2.1%
	Certificate of Participation/Lease — 0.4%
5,000	Kentucky State Property & Buildings Commission, Project 82, Rev., COP, AGM, 5.250%, 10/01/14	5,836
	Other Revenue — 0.5%
	Kentucky State Property & Buildings Commission, Project 95,
3,820	Series A, Rev., 5.000%, 08/01/13	4,276
2,220	Series A, Rev., 5.000%, 08/01/14	2,540
		6,816
	Prerefunded — 0.7%
5,310	Kentucky State Property & Buildings Commission, Project 85, Rev., AGM, 5.000%, 08/01/15 (p)	6,299
2,585	Kentucky State Property & Buildings Commission, Refunding Project 72, Rev., NATL-RE, 5.375%, 10/01/11 (p)	2,726
		9,025
	Transportation — 0.5%
	Kenton County Airport Board,
1,000	Rev., AMT, NATL-RE, 5.000%, 03/01/12	1,049
5,830	Rev., AMT, XLCA, 5.000%, 03/01/12	6,116
		7,165
	Total Kentucky	28,842
	Louisiana — 1.7%
	Hospital — 0.0% (g)
510	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.000%, 05/15/11	520
	Other Revenue — 0.6%
7,605	State of Louisiana, Gas & Fuel Tax Revenue, Second Lien, Series A, Rev., VAR, 1.050%, 09/09/10	7,639
	Prerefunded — 1.1%
3,010	City of Baton Rouge / Parish of East Baton Rouge, Public Improvement, Series ST, Rev., AMBAC, 5.125%, 02/01/14 (p)	3,494
10,000	Ernest N Morial-New Orleans Exhibit Hall Authority, Special Tax, Series A, AMBAC, 5.250%, 07/15/13 (p)	11,344
		14,838
	Resource Recovery — 0.0% (g)
310	Parish of St. Mary, Solid Waste, Rev., 5.400%, 03/01/11	315
	Total Louisiana	23,312
	Maine — 0.6%
	General Obligation — 0.2%
2,675	State of Maine, Series C, GO, 4.000%, 06/01/13	2,932
	Other Revenue — 0.4%
5,215	University of Maine, Rev., AGM, 5.375%, 03/01/12	5,608
	Total Maine	8,540
	Maryland — 6.1%
	General Obligation — 5.8%
	Anne Arundel County, General Improvement,
2,475	GO, 4.000%, 04/01/12	2,620
7,610	GO, 5.000%, 04/01/14	8,780
10,850	Montgomery County, Public Improvement, Series A, GO, 5.000%, 08/01/18	13,423
	Prince George’s County, Public Improvement,
5,000	GO, 5.000%, 07/15/17	6,108
1,500	GO, 5.500%, 10/01/13	1,733
3,000	Series A, GO, 5.000%, 07/15/13	3,394
	State of Maryland, State and Local Facilities,
11,275	Series A, GO, 5.000%, 11/01/14	13,269

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   47

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
19,750	Series C, GO, 5.000%, 11/01/18	24,514
5,000	State of Maryland, State and Local Facilities Capital Improvement, Series A, GO, 5.500%, 03/01/11	5,132
		78,973
	Special Tax — 0.3%
3,190	Maryland State Department of Transportation County Transportation, Rev., 5.000%, 11/01/12	3,510
	Total Maryland	82,483
	Massachusetts — 5.3%
	Education — 1.9%
	Massachusetts School Building Authority,
6,890	Series A, Rev., 4.000%, 05/15/13	7,534
8,385	Series A, Rev., 4.000%, 05/15/14	9,366
7,250	Series A, Rev., 5.000%, 05/15/15	8,520
		25,420
	General Obligation — 1.0%
5,000	Commonwealth of Massachusetts, Series D, GO, NATL-RE, 5.500%, 11/01/13	5,776
6,500	Commonwealth of Massachusetts, Consolidated Loan, Series C, GO, 5.000%, 12/01/15 (w)	7,736
		13,512
	Hospital — 0.0% (g)
375	New Bedford Housing Authority, Capital Funding Program, Series A, Rev., 3.200%, 10/01/10	376
	Industrial Development Revenue/Pollution Control Revenue — 0.1%
1,500	Massachusetts Water Pollution Abatement, State Revolving Fund, Series 14, Rev., 5.000%, 08/01/13	1,698
	Prerefunded — 1.7%
	Commonwealth of Massachusetts,
2,000	Series A, GO, AMBAC, 6.500%, 11/01/14 (p)	2,464
5,500	Series B, GO, 5.000%, 08/01/14 (p)	6,339
5,000	Series D, GO, 5.250%, 10/01/13 (p)	5,667
3,250	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	3,703
3,515	University of Massachusetts Building Authority, Commonwealth Guaranteed, Series 4-A, Rev., NATL-RE, 5.250%, 11/01/14 (p)	4,151
		22,324
	Special Tax — 0.3%
3,000	Massachusetts Bay Transportation Authority, Series B, Rev., 5.250%, 07/01/14	3,512
	Transportation — 0.3%
4,305	Commonwealth of Massachusetts, Series A, Rev., GAN, 5.750%, 12/15/10	4,372
	Total Massachusetts	71,214
	Michigan — 2.0%
	General Obligation — 0.4%
1,470	Kentwood Public Schools, GO, 5.000%, 05/01/12	1,571
1,450	Plymouth-Canton Community School District, GO, AGM, 5.000%, 05/01/13	1,599
1,645	Southfield Public Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	1,874
		5,044
	Prerefunded — 0.9%
5,000	City of Detroit, Senior Lien, Series A, Rev., FGIC, 5.125%, 07/01/11 (p)	5,203
4,420	Delta County Economic Development Corp., Mead Westvaco-Escanaba, Series A, Rev., 6.250%, 04/15/12 (p)	4,839
1,470	Van Buren Charter Township Local Development Finance Authority, Tax Increment, GO, FGIC, 5.250%, 04/01/13 (p)	1,647
		11,689
	Transportation — 0.2%
2,825	Wayne County Airport Authority, Rev., NATL-RE, FGIC, 5.000%, 12/01/14	3,123
	Water & Sewer — 0.5%
10,885	City of Detroit, Sewer Disposal, Series D, Rev., VAR, AGM, 0.957%, 10/01/10	7,355
	Total Michigan	27,211
	Minnesota — 3.8%
	General Obligation — 2.7%
	State of Minnesota,
6,565	GO, 5.000%, 08/01/13	7,430
5,000	GO, 5.000%, 10/01/13	5,692
5,555	GO, 5.000%, 10/01/15	6,631
	State of Minnesota, Various Purposes,
5,000	Series A, GO, 5.000%, 08/01/15	5,948
8,900	Series H, GO, 5.000%, 11/01/14	10,466
		36,167

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Hospital — 0.1%
2,000	St. Paul Housing & Redevelopment Authority, Series A, Rev., NATL-RE, 5.000%, 11/15/14	2,235
	Prerefunded — 1.0%
5,000	Minnesota Public Facilities Authority, Series A, Rev., 5.000%, 03/01/12 (p)	5,351
7,305	State of Minnesota, GO, 5.250%, 11/01/12 (p)	8,066
		13,417
	Total Minnesota	51,819
	Mississippi — 0.2%
	Certificate of Participation/Lease — 0.2%
1,060	Mississippi Development Bank Special Obligation, Marshall County Correctional Facility, Series C, Rev., COP, 5.000%, 08/01/11 (p)	1,106
1,045	Mississippi Development Bank Special Obligation, Wilkinson County Correctional Center, Series D, Rev., COP, 5.000%, 08/01/11 (p)	1,090
	Total Mississippi	2,196
	Missouri — 1.2%
	General Obligation — 0.5%
5,000	Kansas City, Streetlight Project, Series A, GO, NATL-RE, 5.000%, 02/01/13	5,550
665	Riverview Gardens School District, Capital Appreciation, GO, AGM, Zero Coupon, 04/01/11	663
		6,213
	Other Revenue — 0.2%
3,085	Missouri State Board of Public Buildings, Series A, Rev., 5.500%, 10/15/10	3,106
	Transportation — 0.5%
	City of St. Louis, Lambert-St. Louis International Airport,
4,000	Series A-2, Rev., 4.000%, 07/01/11	4,081
1,000	Series A-2, Rev., 4.250%, 07/01/11	1,018
1,250	Missouri Highway & Transportation Commission, Series A, Rev., 5.000%, 05/01/15	1,476
		6,575
	Total Missouri	15,894
	Montana — 0.1%
	General Obligation — 0.1%
1,775	State of Montana, Long Range Building Program, Series A, GO, 3.000%, 08/01/12	1,865
	Nebraska — 0.1%
	Utility — 0.1%
1,160	Nebraska Public Power District, Series B, Rev., 5.000%, 01/01/12	1,228
	Nevada — 1.0%
	Prerefunded — 1.0%
13,185	Truckee Meadows Water Authority, Series A, Rev., AGM, 5.250%, 07/01/11 (p)	13,737
	New Hampshire — 0.4%
	Other Revenue — 0.4%
4,530	New Hampshire Municipal Bond Bank, Series A, Rev., 5.000%, 08/15/15	5,381
	New Jersey — 5.4%
	Education — 1.6%
	New Jersey EDA, School Facilities Construction,
2,475	Series J3, Rev., VAR, AGM, 5.000%, 09/01/14	2,781
4,500	Series J4, Rev., VAR, AGM, 5.000%, 09/01/14	5,056
5,095	Series L, Rev., AGM, 5.250%, 03/01/15	5,902
5,845	New Jersey Educational Facilities Authority, Princeton University, Series D, Rev., 5.250%, 07/01/14	6,864
1,475	New Jersey State Educational Facilities Authority, Stevens Institute of Technology, Series A, Rev., 5.000%, 07/01/13	1,592
		22,195
	Industrial Development Revenue/ Pollution Control Revenue — 0.4%
5,000	New Jersey EDA, Cigarette Tax, Rev., FGIC, 5.000%, 06/15/13	5,195
	Prerefunded — 2.4%
4,675	Garden State Preservation Trust, Series A, Rev., AGM, 5.250%, 11/01/13 (p)	5,363
10,000	New Jersey EDA, School Facilities Construction, Series A, Rev., AMBAC, 5.250%, 06/15/11 (p)	10,396
14,000	Tobacco Settlement Financing Authority, Rev., 6.250%, 06/01/13 (p)	16,186
		31,945
	Special Tax — 0.9%
10,015	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., NATL-RE, 5.250%, 12/15/13	11,432
	Transportation — 0.1%
1,445	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., NATL-RE, 5.500%, 12/15/15	1,708
	Total New Jersey	72,475

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   49

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Mexico — 0.9%
	Other Revenue — 0.9%
	New Mexico Finance Authority, Sub Lien,
5,000	Series A-2, Rev., 5.000%, 12/15/13 (w)	5,706
5,000	Series A-2, Rev., 5.000%, 12/15/14 (w)	5,857
	Total New Mexico	11,563
	New York — 5.2%
	Education — 0.6%
2,060	Erie County Industrial Development Agency, School District Buffalo Project, Series A, Rev., AGM, 5.000%, 05/01/12	2,209
	New York State Dormitory Authority,
3,000	Series B, Rev., VAR, 5.250%, 05/15/12	3,221
2,500	Series B, Rev., VAR, CIFG, 6.000%, 05/15/12	2,715
		8,145
	General Obligation — 0.9%
6,960	City of New York, Series D, GO, 5.000%, 02/01/14	7,918
1,000	New York City, Series F, GO, 5.500%, 12/15/12	1,110
2,740	Suffolk County, Public Improvement, Series B, GO, 4.500%, 11/01/11	2,869
		11,897
	Hospital — 0.1%
1,055	New York State Dormitory Authority, Health Facilities, Series 1, Rev., 5.000%, 01/15/14	1,180
	Other Revenue — 1.6%
1,050	Erie County Industrial Development Agency (The), Series A, Rev., 5.000%, 05/01/14	1,197
6,250	New York City Transitional Finance Authority, New York City Recovery, Sub Series 3B-1, Rev., 5.000%, 11/01/15	7,423
4,000	New York State Thruway Authority, Local Highway & Bridge, Rev., 5.000%, 04/01/15	4,652
3,500	New York State Thruway Authority, Second Generation Highway & Bridge Trust Fund, Series B, Rev., 5.000%, 04/01/11	3,596
5,000	Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/11	5,166
		22,034
	Special Tax — 0.3%
3,500	New York City Transitional Finance Authority, Sub Series 3B-1, Rev., 5.000%, 11/01/12	3,841
	Transportation — 1.1%
2,000	Metropolitan Transportation Authority, Series A, Rev., NATL-RE, FGIC, 5.250%, 11/15/11	2,112
11,575	Triborough Bridge & Tunnel Authority, Series A-1, Rev., VAR, 4.000%, 11/15/12	12,431
		14,543
	Utility — 0.2%
3,000	Long Island Power Authority, Series B, Rev., 5.250%, 12/01/12	3,311
	Water & Sewer — 0.4%
4,315	New York City Municipal Water Finance Authority, Series BB, Rev., 5.000%, 06/15/13	4,841
	Total New York	69,792
	North Carolina — 3.3%
	General Obligation — 2.2%
1,445	City of Charlotte, Series C, GO, 5.000%, 06/01/12	1,564
6,175	Guilford County, Series C, GO, 4.000%, 02/01/13	6,710
5,000	Mecklenburg County, Public Improvement, Series C, GO, 5.000%, 02/01/13	5,558
2,215	New Hanover County, GO, 5.000%, 12/01/12	2,446
10,000	State of North Carolina, Series A, GO, 5.000%, 03/01/15	11,790
2,035	Wake County, Series C, GO, 5.000%, 03/01/14	2,346
		30,414
	Hospital — 0.1%
1,500	North Carolina Medical Care Commission, First Mortgage, Deerfield, Series A, Rev., 3.375%, 11/01/10	1,502
	Utility — 0.7%
4,550	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.000%, 01/01/13	4,981
3,930	North Carolina Municipal Power Agency, No. 1 - Catawba, Series A, Rev., 5.250%, 01/01/13	4,318
		9,299
	Water & Sewer — 0.3%
3,160	City of Raleigh, Series A, Rev., 5.000%, 03/01/15	3,710
	Total North Carolina	44,925
	Ohio — 3.0%
	Certificate of Participation/Lease — 0.4%
5,000	Ohio State Building Authority, State Facilities Administration Building Fund, Project B, Rev., COP, AGM, 5.000%, 10/01/10	5,021

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Education — 0.2%
3,000	Ohio State University, Series A, Rev., 5.000%, 12/01/12	3,305
	General Obligation — 1.4%
5,080	State of Ohio, Common Schools, Series C, GO, 5.000%, 09/15/13	5,758
5,000	State of Ohio, Higher Education, Series C, GO, 5.000%, 08/01/15	5,898
5,800	State of Ohio, Infrastructure Improvement, Series C, GO, 5.000%, 09/01/15	6,852
		18,508
	Housing — 0.0% (g)
350	Columbus Regional Airport Authority, Joseph Knight Towers Project, Series A, Rev., GNMA COLL, 4.300%, 02/20/14	364
	Other Revenue — 0.6%
3,100	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	2,643
5,000	Ohio State Building Authority, Series C, Rev., 5.000%, 10/01/14	5,802
		8,445
	Prerefunded — 0.3%
4,325	Milford Exempt Village School District, School Improvement, GO, AGM, 5.125%, 12/01/11 (p)	4,586
	Utility — 0.1%
1,000	American Municipal Power-Ohio, Inc., Series A, Rev., 5.000%, 02/01/11	1,014
	Total Ohio	41,243
	Oregon — 0.7%
	Certificate of Participation/Lease — 0.7%
	Oregon State Department of Administrative Services,
2,850	Series A, COP, GO, 5.000%, 05/01/15	3,308
6,030	Series D, COP, 5.000%, 11/01/12	6,601
	Total Oregon	9,909
	Pennsylvania — 6.2%
	Education — 0.2%
	Pennsylvania State Higher Educational Facilities Authority, LaSalle University,
1,000	Series A, Rev., 4.125%, 05/01/13	1,055
1,875	Series A, Rev., 5.000%, 05/01/11	1,915
		2,970
	General Obligation — 1.0%
5,000	Commonwealth of Pennsylvania, First Series, GO, NATL-RE, 5.250%, 02/01/12	5,347
	Philadelphia School District,
4,335	Series C, GO, 5.000%, 09/01/11	4,501
3,020	Series C, GO, 5.000%, 09/01/12	3,242
		13,090
	Other Revenue — 0.4%
2,775	Lancaster County Solid Waste Management Authority, Rev., NATL-RE, 5.000%, 12/15/14	3,091
3,000	Pennsylvania Economic Development Financing Authority, Waste Management Project, Rev., VAR, 2.625%, 12/03/12	3,028
		6,119
	Prerefunded — 3.8%
3,060	City of Scranton, Series C, GO, 7.100%, 09/01/11 (p)	3,264
	Commonwealth of Pennsylvania, First Series,
3,500	GO, NATL-RE, 5.000%, 01/01/13 (p)	3,869
6,025	GO, NATL-RE, 5.000%, 02/01/14 (p)	6,910
5,485	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 09/15/11 (p)	5,809
	Philadelphia Authority for Industrial Development,
7,455	Series B, Rev., AGM, 5.500%, 10/01/11 (p)	7,946
	Philadelphia School District,
2,005	Series A, GO, AGM, 5.500%, 02/01/12 (p)	2,152
2,350	Series D, GO, FGIC, 5.125%, 06/01/14 (p)	2,730
5,000	State Public School Building Authority, Rev., FGIC, 5.000%, 11/15/14 (p)	5,858
12,020	State Public School Building Authority, Philadelphia School District Project, Rev., AGM, 5.000%, 06/01/13 (p)	13,484
		52,022
	Special Tax — 0.2%
2,500	Pennsylvania Intergovernmental Cooperation Authority, Special Tax, 5.000%, 06/15/12	2,703
	Transportation — 0.6%
5,000	Pennsylvania Turnpike Commission, Series C, Rev., VAR, 0.820%, 09/09/10	4,993
2,450	Philadelphia Parking Authority, Airport, Rev., 5.000%, 09/01/11	2,544
		7,537
	Total Pennsylvania	84,441

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   51

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Puerto Rico — 0.5%
	Prerefunded — 0.5%
2,820	Puerto Rico Highway & Transportation Authority, Series G, Rev., 5.000%, 07/01/13 (p)	3,183
3,000	Puerto Rico Public Finance Corp., Commonwealth Appropriations, Series A, Rev., NATL-RE, 5.375%, 08/01/11 (p)	3,138
	Total Puerto Rico	6,321
	South Carolina — 2.5%
	General Obligation — 0.4%
5,000	State of South Carolina, Series A, GO, 5.000%, 11/01/15	5,969
	Other Revenue — 0.4%
4,665	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 10/04/10	4,669
	Prerefunded — 0.5%
6,000	South Carolina Transportation Infrastructure Bank, Junior Lien, Series B, Rev., AMBAC, 5.250%, 10/01/11 (p)	6,317
	Utility — 1.2%
6,000	South Carolina State Public Service Authority, Series D, Rev., AGM, 5.250%, 01/01/12	6,383
8,535	South Carolina State Public Service Authority, Santee Cooper, Series E, Rev., 5.000%, 01/01/15	9,932
		16,315
	Total South Carolina	33,270
	Tennessee — 1.4%
	Education — 0.2%
2,550	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University, Series A, Rev., 5.000%, 10/01/13	2,901
	General Obligation — 0.5%
6,325	Shelby County, Public Improvement & Schools, Series A, GO, 5.000%, 04/01/13	7,068
	Other Revenue — 0.5%
3,200	Metropolitan Nashville Airport Authority, Series B, Rev., AGM, 4.000%, 07/01/13	3,476
2,750	Sevier County Public Building Authority, Local Government Public Improvement, Series V-K-1, Rev., AGC, 5.000%, 03/01/11	2,811
		6,287
	Prerefunded — 0.2%
2,195	Tennessee State School Bond Authority, Higher Educational Facilities, Series A, Rev., AGM, 5.000%, 05/01/12 (p)	2,363
	Total Tennessee	18,619
	Texas — 5.3%
	Education — 0.5%
1,110	Austin Community College District, Round Rock Campus, Educational Facilities Project, Rev., 5.250%, 08/01/13	1,249
2,385	Houston Community College System, Junior Lien, Unrefunded Balance, Series A, Rev., NATL-RE, 5.375%, 04/15/11	2,449
	San Leanna Educational Facilities Corp., Higher Education, Saint Edwards University Project,
285	Rev., 4.500%, 06/01/11	290
685	Rev., 4.500%, 06/01/12	714
	University of North Texas, Financing System,
1,250	Series A, Rev., 5.000%, 04/15/15	1,463
1,000	Series A, Rev., 5.000%, 04/15/16	1,185
		7,350
	General Obligation — 0.7%
1,205	Austin Independent School District, Capital Appreciation, GO, NATL-RE, FGIC, Zero Coupon, 08/01/11	1,197
1,000	City of Denton, GO, 5.000%, 02/15/11	1,020
	State of Texas, Public Financing Authority,
2,390	GO, 5.000%, 10/01/11	2,512
2,515	Series A, GO, 5.000%, 10/01/14	2,942
1,000	State of Texas, Water Financial Assistance, Series E, GO, 4.000%, 08/01/14	1,125
		8,796
	Hospital — 0.1%
1,500	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/13	1,618
	Other Revenue — 0.3%
1,000	Lower Colorado River Authority, Rev., 5.000%, 05/15/11	1,031
2,200	Texas State University Systems, Financing System, Rev., 5.000%, 03/15/15	2,575
		3,606
	Prerefunded — 2.4%
5,130	City of Austin, GO, 5.125%, 09/01/11 (p)	5,380
2,685	City of Beaumont, Waterworks & Sewer Systems, Rev., FGIC, 6.250%, 09/01/10 (p)	2,685

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
2,615	City of Frisco, Certificates Obligation, Series A, GO, FGIC, 5.250%, 02/15/11 (p)	2,675
3,125	City of Houston, Water & Sewer Systems, Junior Lien, Series B, Rev., FGIC, 5.250%, 12/01/10 (p)	3,164
5,000	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/14 (p)	5,869
2,205	Houston Community College System, Junior Lien, Series A, Rev., NATL-RE, 5.375%, 04/15/11 (p)	2,276
	University of Texas,
4,425	Series B, Rev., 4.750%, 07/01/14 (p)	5,105
2,650	Series B, Rev., 5.000%, 07/01/15 (p)	3,139
2,335	Williamson County, GO, AGM, 5.500%, 02/15/11 (p)	2,391
		32,684
	Transportation — 0.4%
5,025	Harris County, Toll Road, Senior Lien, Series B-1, Rev., NATL-RE, FGIC, 5.000%, 08/15/14	5,819
	Utility — 0.9%
2,785	City of San Antonio, Electric & Gas Systems, Series A, Rev., 5.000%, 02/01/12	2,966
7,765	Lower Colorado River Authority, Rev., 5.000%, 05/15/14	8,871
		11,837
	Total Texas	71,710
	Utah — 0.2%
	Industrial Development Revenue/ Pollution Control Revenue — 0.2%
2,000	State of Utah, Recapitalization, Series B, Rev., 5.000%, 07/01/15	2,368
	Virginia — 5.8%
	Certificate of Participation/Lease — 0.4%
5,100	Virginia Beach Development Authority, Sentara Health Systems, Series A, Rev., COP, 5.000%, 12/01/11	5,396
	Education — 0.4%
5,185	Virginia College Building Authority, 21st Century College Equipment, Series A, Rev., 5.000%, 02/01/14	5,954
	General Obligation — 1.5%
2,500	Arlington County, Series C, GO, 4.000%, 08/15/16	2,882
3,000	Fairfax County, Series A, GO, 5.000%, 10/01/13	3,417
	Fairfax County, Public Improvement,
5,280	Series A, GO, 5.000%, 04/01/11	5,427
7,275	Series A, GO, 5.250%, 04/01/14	8,474
		20,200
	Industrial Development Revenue/ Pollution Control Revenue — 1.5%
5,090	Virginia Beach Development Authority, Series C, Rev., 5.000%, 08/01/18	6,209
12,245	Virginia Public Building Authority, Series A-1, Rev., 5.000%, 08/01/14	14,269
		20,478
	Prerefunded — 1.1%
11,040	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	13,277
1,015	Virginia College Building Authority, 21st Century College Equipment, Series A, Rev., 5.000%, 02/01/13 (p)	1,125
		14,402
	Transportation — 0.8%
5,000	Virginia Commonwealth Transportation Board, Capital Projects, Series A-1, Rev., 5.000%, 05/15/15	5,911
4,500	Virginia Commonwealth Transportation Board, Federal Highway, Reimbursement Notes, Rev., 5.000%, 09/27/12	4,932
		10,843
	Water & Sewer — 0.1%
1,125	Virginia Resources Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/14	1,318
	Total Virginia	78,591
	Washington — 1.5%
	General Obligation — 0.7%
5,000	Pierce County School District No. 3 Puyallup, GO, AGM, 5.000%, 06/01/14	5,771
1,050	Port of Olympia, Limited Tax, Series B, GO, AMT, AGM, 5.000%, 12/01/10	1,060
1,890	State of Washington, Unrefunded Balance, Series 1998-B & AT-7, GO, 6.000%, 06/01/13	2,170
		9,001
	Prerefunded — 0.4%
5,000	Port of Tacoma, Series A, Rev., AMBAC, 5.250%, 12/01/14 (p)	5,899

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   53

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utility — 0.4%
5,000	Energy Northwest, Columbia Generating, Series A, Rev., 5.000%, 07/01/15	5,900
	Total Washington	20,800
	Wisconsin — 0.7%
	General Obligation — 0.7%
7,710	City of Milwaukee, Promissory Notes, Series N1, GO, 5.000%, 02/01/18	9,373
	Total Municipal Bonds (Cost $1,274,726)	1,307,225
SHARES
Short-Term Investment — 3.6%
	Investment Company — 3.6%
48,906	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $48,906)	48,906
	Total Investments — 100.4% (Cost $1,324,965)	1,357,468
	Liabilities in Excess of Other Assets — (0.4)%	(4,813)
	NET ASSETS — 100.0%	$1,352,655

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 97.2%
	Alaska — 2.1%
	Certificate of Participation/Lease — 0.5%
2,750	Boro of Matanuska-Susitna, Goose Creek Correctional Center, Rev., COP, AGC, 6.000%, 09/01/19	3,282
	Utility — 1.6%
	Alaska Energy Authority Power, Bradley Lake, Fourth Series,
3,485	Rev., AGM, 6.000%, 07/01/17 (m)	4,226
3,915	Rev., AGM, 6.000%, 07/01/19 (m)	4,825
2,500	Alaska Municipal Bond Bank Authority, Series 1, Rev., 5.750%, 09/01/18	2,736
		11,787
	Total Alaska	15,069
	Arizona — 3.0%
	Hospital — 0.7%
5,000	Arizona Health Facilities Authority, Banner Health, Series D, Rev., 5.500%, 01/01/18	5,195
	Special Tax — 2.3%
15,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 6.250%, 01/01/14	15,913
	Total Arizona	21,108
	California — 18.6%
	Certificate of Participation/Lease — 1.1%
2,750	California State Public Works Board, Department of Corrections, Series C, Rev., COP, 5.500%, 12/01/13	2,872
4,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., COP, NATL-RE, 6.250%, 07/01/24	5,108
		7,980
	Education — 2.1%
3,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/18	3,244
	California State University, Systemwide,
5,915	Series A, Rev., NATL-RE, FGIC, 5.000%, 05/01/13	6,029
2,850	Series C, Rev., NATL-RE, 5.000%, 11/01/15	3,120
2,060	University of California, Series G, Rev., NATL-RE, FGIC, 5.000%, 05/15/13	2,267
		14,660
	General Obligation — 4.1%
5,000	Los Angeles Unified School District, Series D, GO, 5.000%, 07/01/19	5,247
50	Pomona Unified School District, Series A, GO, NATL-RE, 6.100%, 02/01/20	60
6,765	Saugus Union School District, Capital Appreciation, GO, NATL-RE, FGIC, Zero Coupon, 08/01/22	3,795
3,000	State of California, GO, 5.250%, 02/01/13	3,244
5,500	State of California, Economic Recovery, Series A, GO, 5.000%, 07/01/11	5,656
4,980	State of California, Unrefunded Balance, GO, XLCA-ICR, 5.000%, 02/01/12	5,223
5,000	State of California, Various Purpose, GO, 6.500%, 04/01/19	5,861
		29,086
	Hospital — 1.9%
	California Health Facilities Financing Authority, Marshall Medical Center,
2,200	Series A, Rev., 5.000%, 11/01/14	2,238
2,000	Series A, Rev., 5.000%, 11/01/14	2,007
2,000	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.500%, 10/01/18	2,317
3,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.500%, 06/01/14	3,140
4,000	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home, Rev., 5.250%, 11/15/13	4,106
		13,808
	Industrial Development Revenue/ Pollution Control Revenue — 0.0% (g)
350	Chico Public Financing Authority, Merged Redevelopment Project, Tax Allocation, NATL-RE, 5.000%, 10/04/10	358
	Other Revenue — 1.0%
325	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	398
	Orange County Development Agency, Santa Ana Heights Project Area, Tax Allocation,
1,265	AMBAC, 5.250%, 09/01/13	1,349
2,120	AMBAC, 5.250%, 09/01/13	2,224
2,555	San Bernardino Joint Powers Financing Authority, Tax Allocation, Series A, AGM, 5.750%, 10/01/25	2,982
		6,953

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 3.0%
2,860	Los Angeles Harbor Department, Rev., 7.600%, 10/01/18 (p)	3,483
10,000	Los Angeles Unified School District, Election of 1997, Series E, GO, NATL-RE, 5.125%, 07/01/12 (p)	10,872
20	State of California, GO, XLCA-ICR, 5.000%, 02/01/12 (p)	21
6,710	University of California, Multiple Purpose Project, Series Q, Rev., AGM, 5.000%, 09/01/11 (p)	7,098
		21,474
	Special Tax — 2.3%
1,805	Pomona Public Financing Authority, Merged Redevelopment, Unrefunded Balance, Series AH, Rev., AMBAC, 5.250%, 02/01/13	1,962
160	San Mateo County Transportation District, Series A, Rev., NATL-RE, 5.250%, 06/01/19	192
	South Orange County Public Financing Authority, Foothill Area, Special Tax,
4,740	Series A, NATL-RE, FGIC, 5.250%, 08/15/14	5,205
3,880	Series A, NATL-RE, FGIC, 5.250%, 08/15/14	4,203
4,550	Sweetwater Union High School District, Special Tax, Series A, AGM, 5.000%, 09/01/15	4,653
		16,215
	Utility — 0.7%
2,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	2,110
2,500	Los Angeles Department of Water & Power System, Sub Series A-1, Rev., 5.250%, 07/01/18	2,724
		4,834
	Water & Sewer — 2.4%
2,555	City of Oakland, Sewer System, Series A, Rev., AGM, 5.000%, 06/15/14	2,666
6,000	Metropolitan Water District of Southern California, Series A, Rev., 5.000%, 07/01/17	6,497
7,500	San Diego Public Facilities Financing Authority, Series A, Rev., 5.250%, 05/15/19	8,148
		17,311
	Total California	132,679
	Colorado — 3.5%
	Education — 1.0%
5,000	Arapahoe County School District No. 6-Littleton, GO, NATL-RE, FGIC, 5.250%, 12/01/12	5,444
1,500	University of Colorado, Series A, Rev., 5.375%, 06/01/19	1,654
		7,098
	General Obligation — 0.3%
2,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, NATL-RE, FGIC, 5.750%, 12/15/14 (p)	2,406
	Prerefunded — 0.5%
3,550	Adams County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 06/01/16 (m) (p)	3,190
	Transportation — 1.4%
4,390	Denver City & County, Airport, Series D, Rev., AMBAC-TCRS, 7.750%, 11/15/13	4,785
10,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., NATL-RE, Zero Coupon, 09/01/22	5,165
		9,950
	Utility — 0.3%
	Colorado Water Resources & Power Development Authority,
1,000	Series A, Rev., AGC, 5.125%, 12/01/18	1,089
1,000	Series A, Rev., AGC, 5.250%, 12/01/18	1,072
		2,161
	Total Colorado	24,805
	Delaware — 0.9%
	Prerefunded — 0.9%
5,000	Delaware State EDA, Osteopathic Hospital Association, Series A, Rev., 6.900%, 01/01/18 (p)	6,211
	District of Columbia — 0.7%
	General Obligation — 0.7%
3,965	District of Columbia, Series B, GO, NATL-RE, 6.000%, 06/01/19	4,998
	Florida — 4.1%
	General Obligation — 0.4%
2,415	Hillsborough County, Parks & Recreation Program, GO, NATL-RE, 5.250%, 07/01/25	3,058
	Hospital — 0.1%
680	Orange County, Health Facilities Authority, Unrefunded Balance, Series C, Rev., NATL-RE, 6.250%, 10/01/12	737

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 1.6%
5,000	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	5,377
	Orange County, Health Facilities Authority,
3,760	Series A, Rev., NATL-RE, 6.250%, 10/01/12 (p)	4,206
1,580	Series C, Rev., NATL-RE, 6.250%, 10/01/12 (p)	1,769
		11,352
	Special Tax — 0.8%
5,000	Port of St. Lucie, Rev., AGC, 5.000%, 09/01/18	5,266
	Transportation — 0.6%
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., NATL-RE, FGIC, 6.000%, 10/01/18	3,974
	Utility — 0.6%
3,750	City of Lakeland, Electric & Water System, First Lien, Series B, Rev., AGM, 6.050%, 10/01/14	4,454
	Total Florida	28,841
	Georgia — 4.3%
	Hospital — 1.4%
10,000	Dalton Development Authority, Hamilton Health Care System, Rev., NATL-RE, 5.500%, 08/15/26 (k)	10,327
	Special Tax — 1.8%
10,485	Metropolitan Atlanta Rapid Transit Authority, Series P, Rev., AMBAC, 6.250%, 07/01/20	12,803
	Utility — 1.1%
	Municipal Electric Authority of Georgia,
4,500	Series BB, Rev., NATL-RE-IBC, 5.250%, 01/01/25	5,042
2,490	Series C, Rev., NATL-RE-IBC, 5.250%, 01/01/25	2,790
		7,832
	Total Georgia	30,962
	Illinois — 5.7%
	Education — 1.1%
2,510	Cook County Community High School District No. 219-Niles Township, Unrefunded Balance, GO, NATL-RE, FGIC, 8.000%, 12/01/15	3,317
3,930	Illinois Health Facilities Authority, Revolving Fund, Series A, Rev., VAR, 5.500%, 08/01/11	4,113
		7,430
	Prerefunded — 0.6%
1,750	Chicago Public Building, Commission Building, Series A, Rev., NATL-RE, 7.000%, 01/01/20 (p)	2,322
1,480	Cook County Community High School District No. 219-Niles Township, GO, FGIC, 8.000%, 12/01/15 (p)	1,985
		4,307
	Special Tax — 1.8%
7,000	Metropolitan Pier & Exposition Authority, McCormick Plan Expansion Project, Rev., NATL-RE, FGIC, 5.500%, 10/04/10	7,097
4,725	State of Illinois, Series P, Rev., 6.500%, 06/15/22	5,770
		12,867
	Transportation — 2.2%
	Regional Transportation Authority,
2,425	Rev., NATL-RE, 6.250%, 07/01/15	2,910
6,000	Rev., NATL-RE, 6.500%, 07/01/30	7,793
4,000	Series D, Rev., NATL-RE, FGIC, 7.750%, 06/01/19	5,264
		15,967
	Total Illinois	40,571
	Indiana — 2.6%
	Certificate of Participation/Lease — 0.2%
1,550	Beech Grove School Building Corp., First Mortgage, Rev., COP, NATL-RE, 6.250%, 07/05/16	1,774
	Prerefunded — 0.0% (g)
295	Indiana Transportation Finance Authority, Highway, Series A, Rev., 7.250%, 06/01/15 (p)	309
	Transportation — 1.9%
8,750	Indiana Transportation Finance Authority, Highway, Series A, Rev., 6.800%, 12/01/16	10,043
2,750	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Airport Facility, Series A, Rev., 7.250%, 06/01/15	3,174
		13,217
	Utility — 0.5%
3,000	Indiana Municipal Power Agency Supply System, Series B, Rev., NATL-RE, 5.500%, 01/01/16	3,390
	Total Indiana	18,690
	Kansas — 0.5%
	General Obligation — 0.5%
3,050	Johnson County Unified School District 232, Series A, GO, AGM, 5.250%, 09/01/15	3,366

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Louisiana — 2.3%
	Special Tax — 1.9%
	St. Bernard Parish, Sales & Use Tax,
2,535	Rev., AGM, 5.000%, 03/01/14	2,840
2,445	Rev., AGM, 5.000%, 03/01/14	2,715
2,760	Rev., AGM, 5.000%, 03/01/14	3,043
1,505	Rev., AGM, 5.000%, 03/01/14	1,647
2,885	Rev., AGM, 5.000%, 03/01/14	3,136
		13,381
	Transportation — 0.4%
	State of Louisiana, Gas & Fuels Tax,
2,000	Series A, Rev., AMBAC, 5.375%, 06/01/12	2,139
1,040	Series A, Rev., AMBAC, 5.375%, 06/01/12	1,112
		3,251
	Total Louisiana	16,632
	Maine — 0.9%
	Transportation — 0.9%
	Maine Turnpike Authority,
2,995	Rev., 6.000%, 07/01/19	3,458
2,680	Rev., 6.000%, 07/01/19	3,082
	Total Maine	6,540
	Massachusetts — 0.5%
	Education — 0.5%
1,495	Massachusetts School Building Authority, Series A, Rev., AMBAC, 5.000%, 08/15/17	1,599
1,975	Massachusetts State College Building Authority, Series A, Rev., Commonwealth GTD, 7.500%, 05/01/14	2,265
	Total Massachusetts	3,864
	Minnesota — 0.1%
	Housing — 0.1%
480	Minnesota Housing Finance Agency, Rental Housing, Series D, Rev., NATL-RE, 5.900%, 10/04/10	482
	Mississippi — 1.3%
	Prerefunded — 1.3%
7,940	Mississippi Development Bank Special Obligation, Gulfport Water & Sewer Project, Rev., AGM, 6.000%, 07/01/12 (p)	8,920
	Missouri — 0.5%
	Certificate of Participation/Lease — 0.2%
1,505	Jackson County, Public Building Corp., Capital Improvements Project, Rev., COP, 5.000%, 12/01/13	1,559
	Education — 0.1%
1,000	University of Missouri, Curators University, Series B, Rev., 5.000%, 11/01/13	1,117
	Utility — 0.2%
1,105	City of Sikeston, Electric, Rev., NATL-RE, 6.000%, 06/01/16	1,230
	Total Missouri	3,906
	Montana — 1.1%
	Certificate of Participation/Lease — 0.2%
	City of Helena,
400	COP, 5.000%, 01/01/19	432
500	COP, 5.150%, 01/01/19	532
		964
	Education — 0.9%
890	Montana State Board of Regents, Higher Education, Series H, Rev., AMBAC, 5.000%, 11/15/14	998
	Montana State Board of Regents, Higher Education, Montana State University,
1,215	Series I, Rev., AMBAC, 5.000%, 11/15/14	1,354
2,500	Series I, Rev., AMBAC, 5.000%, 11/15/14	2,815
1,210	Series I, Rev., AMBAC, 5.000%, 11/15/14	1,356
		6,523
	Total Montana	7,487
	New Jersey — 3.7%
	General Obligation — 0.4%
2,500	State of New Jersey, GO, 5.250%, 08/01/20	3,075
	Housing — 0.8%
4,900	New Jersey Housing & Mortgage Finance Agency, Series AA, Rev., 6.375%, 10/01/18	5,504
	Other Revenue — 0.7%
3,700	Garden State Preservation Trust, Series A, Rev., AGM, 5.750%, 11/01/28	4,715
	Prerefunded — 1.0%
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
1,000	Series A, Rev., 5.750%, 06/15/15 (p)	1,229
5,000	Series C, Rev., NATL-RE, 5.250%, 06/15/15 (p)	6,001
		7,230
	Transportation — 0.8%
25,000	New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems, Series A, Rev., Zero Coupon, 12/15/36	5,928
	Total New Jersey	26,452

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Mexico — 0.5%
	Utility — 0.5%
3,030	Los Alamos County, Utilities, Series A, Rev., AGM, 5.000%, 07/01/13	3,355
	New York — 16.2%
	Certificate of Participation/Lease — 0.6%
4,005	New York State Dormitory Authority, City University System, CONS, Series A, Rev., COP, AGM-CR, 5.750%, 07/01/13	4,255
	Education — 0.6%
3,900	New York Municipal Bond Bank Agency, Series C, Rev., 5.250%, 06/01/13	4,258
	General Obligation — 1.6%
	New York City, Unrefunded Balance,
9,255	GO, 6.000%, 01/15/13	10,262
680	Series A, GO, 6.000%, 09/15/10	690
10	Rome City School District, GO, NATL-RE, FGIC, 5.000%, 06/15/12	11
		10,963
	Housing — 0.9%
	Tobacco Settlement Financing Corp.,
3,000	Series B-1C, Rev., 5.500%, 06/01/13	3,295
3,000	Series B-1C, Rev., 5.500%, 06/01/13	3,286
		6,581
	Other Revenue — 4.5%
3,000	Metropolitan Transportation Authority, Series A, Rev., 5.125%, 07/01/12	3,186
	New York State Environmental Facilities Corp., Revolving Funds, Municipal Water Project,
9,345	Series D, Rev., 5.375%, 06/15/12	10,103
7,270	Series E, Rev., 5.375%, 06/15/12	7,827
7,135	Series E, Rev., 5.375%, 06/15/12	7,714
3,000	Tobacco Settlement Financing Corp., Asset-Backed, Series A-1, Rev., 5.500%, 06/01/13	3,305
		32,135
	Prerefunded — 1.3%
7,885	New York City, Series F, GO, 6.000%, 01/15/13 (p)	8,932
	Transportation — 4.8%
26,000	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.125%, 06/01/24	32,173
2,000	Triborough Bridge and Tunnel Authority, Series C, Rev., 5.000%, 11/15/18	2,157
		34,330
	Utility — 0.8%
4,895	Long Island Power Authority, Series A, Rev., 5.500%, 04/01/19	5,736
	Water & Sewer — 1.1%
2,000	New York City Municipal Water Finance Authority, Second Generation Resolution, Sewer, Series DD, Rev., 5.000%, 06/15/12	2,112
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2009, Series A, Rev., 5.750%, 06/15/18	5,757
		7,869
	Total New York	115,059
	North Carolina — 0.0% (g)
	Housing — 0.0% (g)
25	North Carolina Housing Finance Agency, Single Family Mortgage, Series FF, Rev., AMT, FHA, 6.250%, 10/04/10	26
	North Dakota — 1.2%
	Hospital — 0.6%
4,325	City of Bismarck, Healthcare Facilities, St. Alexius Medical Center, Series A, Rev., AGM, 5.250%, 10/04/10	4,337
	Utility — 0.6%
3,580	Mercer County, Antelope Valley Station, Rev., AMBAC, 7.200%, 06/30/13	3,885
	Total North Dakota	8,222
	Ohio — 1.4%
	General Obligation — 0.3%
	Richland County, Correctional Facilities Improvement,
500	GO, AGC, 5.875%, 12/01/18	587
400	GO, AGC, 6.000%, 12/01/18	465
250	GO, AGC, 6.125%, 12/01/18	286
400	GO, AGC, 6.125%, 12/01/18	453
		1,791
	Industrial Development Revenue/ Pollution Control Revenue — 0.8%
	RiverSouth Authority, Riverfront Area Redevelopment,
3,280	Series A, Rev., 5.250%, 06/01/14	3,655
2,080	Series A, Rev., 5.250%, 06/01/14	2,331
		5,986
	Prerefunded — 0.3%
1,500	Chillicothe City School District, School Improvement, GO, FGIC, 5.250%, 12/01/14 (p)	1,780

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   59

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
340	Toledo-Lucas County, Port Authority, Northwest Ohio Bond Fund, Series A, Rev., 6.000%, 05/15/11 (p)	345
		2,125
	Total Ohio	9,902
	Oklahoma — 1.4%
	Water & Sewer — 1.4%
	Oklahoma City Water Utilities Trust,
6,950	Series A, Rev., 5.000%, 07/01/19	7,781
2,000	Series A, Rev., 5.000%, 07/01/19	2,196
	Total Oklahoma	9,977
	Pennsylvania — 1.4%
	Education — 0.4%
	Pennsylvania State University,
1,700	Series A, Rev., 5.000%, 03/01/19	1,992
1,000	Series A, Rev., 5.000%, 03/01/19	1,151
		3,143
	Industrial Development Revenue/ Pollution Control Revenue — 1.0%
6,500	Pennsylvania IDA, Economic Development, Rev., AMBAC, 5.500%, 07/01/12	6,936
	Total Pennsylvania	10,079
	Puerto Rico — 1.6%
	Utility — 1.6%
10,000	Puerto Rico Electric Power Authority, Series KK, Rev., NATL-RE, 5.500%, 07/01/15	11,491
	South Carolina — 4.6%
	General Obligation — 1.6%
9,515	Laurens County School District, No. 056, GO, AGC, SCSDE, 6.125%, 03/01/19	11,127
	Prerefunded — 2.2%
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.750%, 01/01/20 (p)	5,230
8,945	South Carolina Jobs & EDA, Palmetto Healthcare, Series C, Rev., 6.875%, 08/01/13 (p)	10,480
		15,710
	Utility — 0.8%
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, FGIC, 6.750%, 01/01/20	5,911
	Total South Carolina	32,748
	South Dakota — 1.0%
	Prerefunded — 0.6%
2,341	Heartland Consumers Power District, Rev., 6.375%, 01/01/16 (p)	2,661
1,135	Heartland Consumers Power District, Electric, Rev., 7.000%, 01/01/16 (p)	1,331
		3,992
	Utility — 0.4%
2,500	Heartland Consumers Power District, Electric, Rev., AGM, 6.000%, 01/01/17	2,900
	Total South Dakota	6,892
	Texas — 8.3%
	General Obligation — 1.8%
445	City of Austin, Certificates of Obligation, GO, NATL-RE, 5.000%, 09/01/14	502
	City of Carrollton,
520	GO, 4.000%, 08/15/19	579
1,170	GO, 5.000%, 08/15/19	1,384
535	GO, 5.000%, 08/15/19	612
2,200	City of Forney, Independent School District, School Building, Series A, GO, PSF-GTD, 5.750%, 08/15/18	2,541
1,550	Clear Creek Independent School District, School Improvement, GO, 5.250%, 02/15/18	1,744
5,000	San Jacinto Community College District, GO, 5.000%, 02/15/19	5,356
		12,718
	Hospital — 0.6%
3,500	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/18	4,055
	Other Revenue — 1.2%
5,000	Lower Colorado River Authority, Rev., 5.750%, 05/15/15	5,423
	Midtown Redevelopment Authority, Tax Allocation,
1,570	AMBAC, 5.000%, 01/01/15	1,685
1,650	AMBAC, 5.000%, 01/01/15	1,757
		8,865
	Prerefunded — 2.1%
4,750	City of Brownsville, Priority Refunding, Utilities, Rev., NATL-RE, 6.250%, 09/01/14 (p)	5,249
2,500	City of Houston, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	3,268
4,250	City of San Antonio, Electric & Gas, Rev., 5.000%, 02/01/17 (p)	4,724

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
1,500	Harris County Health Facilities Development Corp., Children Hospital Project, Rev., 5.500%, 10/01/19 (p)	1,792
		15,033
	Transportation — 1.2%
5,000	Dallas Area Rapid Transit, Senior Lien, Rev., 5.250%, 12/01/18	5,370
3,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., NATL-RE, FGIC, 5.500%, 11/01/11	3,090
		8,460
	Utility — 0.7%
5,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.250%, 08/01/16	5,380
	Water & Sewer — 0.7%
4,435	Canyon Regional Water Authority, Wells Ranch Project, Rev., AMBAC, 5.125%, 08/01/17	4,812
	Total Texas	59,323
	Virginia — 0.5%
	General Obligation — 0.5%
	City of Lynchburg Public Improvement,
2,140	GO, 5.000%, 06/01/14	2,458
1,205	GO, 5.000%, 06/01/14	1,374
	Total Virginia	3,832
	Washington — 2.6%
	Education — 0.9%
5,430	Western Washington University, Housing & Dining, Junior Lien, Series A, Rev., AMBAC, 5.500%, 10/01/22	6,658
	Hospital — 0.9%
6,500	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.000%, 08/15/18	6,719
	Utility — 0.8%
5,000	Energy Northwest Electric, Project No. 1, Series A, Rev., NATL-RE, 5.500%, 07/01/12	5,413
	Total Washington	18,790
	Wisconsin — 0.1%
	Hospital — 0.1%
	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Unrefunded Balance,
250	Rev., 5.625%, 10/01/11	264
120	Rev., 5.625%, 10/01/11	126
		390
	Prerefunded — 0.0% (g)
330	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Rev., 5.625%, 10/01/11 (p)	352
	Total Wisconsin	742
	Total Municipal Bonds (Cost $627,904)	692,021

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
12,809	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $12,809)	12,809
	Total Investments — 99.0% (Cost $640,713)	704,830
	Other Assets in Excess of Liabilities — 1.0%	6,901
	NET ASSETS — 100.0%	$711,731

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 08/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(142)	30 Year U.S. Treasury Bond	12/21/10	$(19,174)	$(182)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   61

J.P. Morgan Municipal Bond Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

ACA—	Insured by American Capital Access

AGC—	Insured by American Guaranty Municipal Corp.

AGM—	Insured by Assured Guaranty Municipal Corp.

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

CIFG—	Insured by CDC IXIS Financial Guaranty

CMO—	Collateralized Mortgage Obligation

COLL—	Collateral

CONS—	Consolidated Bonds

COP—	Certificate of Participation

CR—	Custodial Receipts

EDA—	Economic Development Authority

FGIC—	Insured by Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

GAN—	Grant Anticipation Notes

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

IBCC—	Insured Bond Custodial Certificate

ICC—	Insured Custody Certificates

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MGIC—	Insured by Mortgage Guaranty Insurance Corp.

MTGS—	Mortgages

NATL—	Insured by National Public Finance Guarantee Corp.

PRIV—	Private

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RADIAN—	Insured by Radian Asset Assurance

RE—	Reinsured

Rev.—	Revenue

SCSDE—	South Carolina School District Enhancement

SO—	Special Obligation

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2010.

XLCA—	Insured by XL Capital Assurance

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Michigan Municipal Bond Fund	$4,261	2.5%
Municipal Income Fund	15,285	1.2

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of August 31, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   63

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Arizona Municipal Bond Fund	Michigan Municipal Bond Fund	Municipal Income Fund
ASSETS:
Investments in non-affiliates, at value	$153,751	$165,238	$1,210,890
Investments in affiliates, at value	988	2,016	31,550
Total investment securities, at value	154,739	167,254	1,242,440
Receivables:
Investment securities sold	1,953	—	—
Fund shares sold	120	26	1,895
Interest and dividends	1,523	1,912	14,240
Total Assets	158,335	169,192	1,258,575

LIABILITIES:
Payables:
Dividends	150	178	2,862
Investment securities purchased	2,097	2,172	12,802
Fund shares redeemed	56	134	1,073
Accrued liabilities:
Investment advisory fees	39	41	305
Administration fees	13	14	102
Shareholder servicing fees	20	21	200
Distribution fees	26	24	48
Custodian and accounting fees	18	18	62
Trustees’ and Chief Compliance Officer’s fees	2	2	4
Other	63	55	91
Total Liabilities	2,484	2,659	17,549
Net Assets	$155,851	$166,533	$1,241,026

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

	Arizona Municipal Bond Fund	Michigan Municipal Bond Fund	Municipal Income Fund
NET ASSETS:
Paid in capital	$143,676	$154,388	$1,200,284
Accumulated undistributed (distributions in excess of) net investment income	(3)	(1)	43
Accumulated net realized gains (losses)	515	1,063	(18,838)
Net unrealized appreciation (depreciation)	11,663	11,083	59,537
Total Net Assets	$155,851	$166,533	$1,241,026

Net Assets:
Class A	$47,355	$60,202	$103,775
Class B	1,069	4,707	5,935
Class C	24,626	12,024	36,747
Select Class	82,801	89,600	1,094,569
Total	$155,851	$166,533	$1,241,026

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,715	5,457	10,130
Class B	105	450	583
Class C	2,434	1,152	3,615
Select Class	8,152	8,134	107,462

Net Asset Value:
Class A — Redemption price per share	$10.04	$11.03	$10.24
Class B — Offering price per share (a)	10.16	10.47	10.19
Class C — Offering price per share (a)	10.12	10.44	10.17
Select Class — Offering and redemption price per share	10.16	11.02	10.19
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$10.43	$11.46	$10.64

Cost of investments in non-affiliates	$142,088	$154,155	$1,151,353
Cost of investments in affiliates	988	2,016	31,550

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   65

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund		Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$302,906	$1,308,562		$692,021
Investments in affiliates, at value	16,705	48,906		12,809
Total investment securities, at value	319,611	1,357,468		704,830
Receivables:
Investment securities sold	—	2,098		—
Fund shares sold	867	2,902		1,787
Interest and dividends	3,297	15,088		8,161
Total Assets	323,775	1,377,556		714,778

LIABILITIES:
Payables:
Dividends	279	1,267		1,473
Investment securities purchased	3,509	19,125		—
Fund shares redeemed	342	3,849		941
Variation margin on futures contracts	—	—		133
Accrued liabilities:
Investment advisory fees	78	130		175
Administration fees	25	103		59
Shareholder servicing fees	50	232		73
Distribution fees	76	71		84
Custodian and accounting fees	23	43		35
Trustees’ and Chief Compliance Officer’s fees	2	—	(a)	—	(a)
Other	66	81		74
Total Liabilities	4,450	24,901		3,047
Net Assets	$319,325	$1,352,655		$711,731

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

	Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund	Tax Free Bond Fund
NET ASSETS:
Paid in capital	$296,817	$1,363,236	$655,938
Accumulated undistributed (distributions in excess of) net investment income	21	66	(34)
Accumulated net realized gains (losses)	(3)	(43,150)	(8,108)
Net unrealized appreciation (depreciation)	22,490	32,503	63,935
Total Net Assets	$319,325	$1,352,655	$711,731

Net Assets:
Class A	$124,555	$140,190	$235,480
Class B	7,447	686	4,123
Class C	72,119	65,172	53,036
Institutional Class	—	255,117	—
Select Class	115,204	891,490	419,092
Total	$319,325	$1,352,655	$711,731

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	10,885	13,183	18,488
Class B	645	64	325
Class C	6,277	6,080	4,188
Institutional Class	—	23,873	—
Select Class	10,126	83,588	32,997

Net Asset Value:
Class A — Redemption price per share	$11.44	$10.63	$12.74
Class B — Offering price per share (b)	11.54	10.73	12.70
Class C — Offering price per share (b)	11.49	10.72	12.66
Institutional Class — Offering and redemption price per share	—	10.69	—
Select Class — Offering and redemption price per share	11.38	10.67	12.70
Class A maximum sales charge	3.75%	2.25%	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$11.89	$10.87	$13.24

Cost of investments in non-affiliates	$280,416	$1,276,059	$627,904
Cost of investments in affiliates	16,705	48,906	12,809

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   67

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,970		$3,593		$23,950
Dividend income from non-affiliates	—		—		175
Dividend income from affiliates	1		2		19
Total investment income	2,971		3,595		24,144

EXPENSES:
Investment advisory fees	236		253		1,825
Administration fees	73		78		562
Distribution fees:
Class A	59		75		128
Class B	4		20		28
Class C	92		42		131
Shareholder servicing fees:
Class A	59		75		128
Class B	2		7		9
Class C	31		14		44
Select Class	105		115		1,340
Custodian and accounting fees	21		21		64
Interest expense to affiliates	—		—	(a)	—
Professional fees	27		28		27
Trustees’ and Chief Compliance Officer’s fees	1		1		6
Printing and mailing costs	3		3		27
Registration and filing fees	18		12		37
Transfer agent fees	17		16		39
Other	5		4		12
Total expenses	753		764		4,407
Less amounts waived	(86)		(88)		(368)
Less earnings credits	—	(a)	—	(a)	—	(a)
Net expenses	667		676		4,039
Net investment income (loss)	2,304		2,919		20,105

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	576		680		1,330
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	3,176		3,253		27,811
Net realized/unrealized gains (losses)	3,752		3,933		29,141
Change in net assets resulting from operations	$6,056		$6,852		$49,246

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

	Ohio Municipal Bond Fund		Short- Intermediate Municipal Bond Fund		Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,226		$13,010		$16,962
Dividend income from affiliates	10		32		4
Total investment income	6,236		13,042		16,966

EXPENSES:
Investment advisory fees	469		1,648		1,070
Administration fees	144		609		329
Distribution fees:
Class A	154		183		278
Class B	32		3		18
Class C	249		242		172
Shareholder servicing fees:
Class A	154		183		278
Class B	11		1		6
Class C	83		81		57
Institutional Class	—		101		—
Select Class	143		1,131		551
Custodian and accounting fees	26		46		43
Professional fees	29		41		26
Trustees’ and Chief Compliance Officer’s fees	2		9		7
Printing and mailing costs	11		35		21
Registration and filing fees	8		71		46
Transfer agent fees	34		13		44
Other	6		10		2
Total expenses	1,555		4,407		2,948
Less amounts waived	(118)		(989)		(477)
Less earnings credits	—	(a)	—	(a)	— (a)
Net expenses	1,437		3,418		2,471
Net investment income (loss)	4,799		9,624		14,495

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	10		1,874		(1,682)
Futures	—		—		(2,858)
Net realized gain (loss)	10		1,874		(4,540)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	8,000		11,385		18,233
Futures	—		—		24
Change in net unrealized appreciation (depreciation)	8,000		11,385		18,257
Net realized/unrealized gains (losses)	8,010		13,259		13,717
Change in net assets resulting from operations	$12,809		$22,883		$28,212

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,304	$5,106	$2,919	$6,671	$20,105	$42,696
Net realized gain (loss)	576	564	680	383	1,330	1,047
Change in net unrealized appreciation (depreciation)	3,176	3,170	3,253	3,709	27,811	51,686
Change in net assets resulting from operations	6,056	8,840	6,852	10,763	49,246	95,429

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(694)	(1,559)	(1,014)	(1,996)	(1,562)	(3,108)
Class B
From net investment income	(13)	(30)	(78)	(311)	(96)	(312)
Class C
From net investment income	(278)	(493)	(170)	(267)	(454)	(752)
Select Class
From net investment income	(1,318)	(3,026)	(1,654)	(4,102)	(17,889)	(38,629)
Total distributions to shareholders	(2,303)	(5,108)	(2,916)	(6,676)	(20,001)	(42,801)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(9,018)	4,300	(11,782)	(30,633)	(5,117)	(70,775)

NET ASSETS:
Change in net assets	(5,265)	8,032	(7,846)	(26,546)	24,128	(18,147)
Beginning of period	161,116	153,084	174,379	200,925	1,216,898	1,235,045
End of period	$155,851	$161,116	$166,533	$174,379	$1,241,026	$1,216,898
Accumulated undistributed (distributions in excess of) net investment income	$(3)	$(4)	$(1)	$(4)	$43	$(61)

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,799	$9,058	$9,624	$13,385	$14,495	$33,978
Net realized gain (loss)	10	6	1,874	(1,425)	(4,540)	2,203
Change in net unrealized appreciation (depreciation)	8,000	7,245	11,385	19,159	18,257	19,632
Change in net assets resulting from operations	12,809	16,309	22,883	31,119	28,212	55,813

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,917)	(3,713)	(876)	(2,012)	(4,521)	(7,978)
Class B
From net investment income	(104)	(332)	(3)	(18)	(79)	(245)
Class C
From net investment income	(842)	(1,253)	(236)	(445)	(785)	(888)
Institutional Class (a)
From net investment income	—	—	(1,777)	(1,876)	—	—
Select Class
From net investment income	(1,937)	(3,742)	(6,613)	(8,967)	(9,098)	(24,858)
Total distributions to shareholders	(4,800)	(9,040)	(9,505)	(13,318)	(14,483)	(33,969)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,172)	71,258	50,421	1,002,738	(30,176)	(87,333)

NET ASSETS:
Change in net assets	6,837	78,527	63,799	1,020,539	(16,447)	(65,489)
Beginning of period	312,488	233,961	1,288,856	268,317	728,178	793,667
End of period	$319,325	$312,488	$1,352,655	$1,288,856	$711,731	$728,178
Accumulated undistributed (distributions in excess of) net investment income	$21	$22	$66	$(53)	$(34)	$(46)

(a)	Commencement of offering of class of shares effective June 19, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,481	$19,708	$5,320	$19,585	$8,684	$23,275
Dividends and distributions reinvested	490	1,117	754	1,528	1,102	2,162
Cost of shares redeemed	(5,525)	(18,200)	(7,374)	(13,672)	(8,957)	(20,141)
Change in net assets from Class A capital transactions	$(2,554)	$2,625	$(1,300)	$7,441	$829	$5,296
Class B
Proceeds from shares issued	$21	$129	$— (a)	$174	$40	$245
Dividends and distributions reinvested	9	22	51	213	78	249
Cost of shares redeemed	(180)	(231)	(2,126)	(6,364)	(3,387)	(6,020)
Change in net assets from Class B capital transactions	$(150)	$(80)	$(2,075)	$(5,977)	$(3,269)	$(5,526)
Class C
Proceeds from shares issued	$3,774	$16,640	$2,219	$7,907	$7,293	$17,589
Dividends and distributions reinvested	227	398	144	221	339	557
Cost of shares redeemed	(4,704)	(4,006)	(1,373)	(2,654)	(5,161)	(4,774)
Change in net assets from Class C capital transactions	$(703)	$13,032	$990	$5,474	$2,471	$13,372
Select Class
Proceeds from shares issued	$4,541	$14,223	$2,174	$7,330	$156,170	$301,484
Dividends and distributions reinvested	637	1,272	832	1,772	822	1,712
Cost of shares redeemed	(10,789)	(26,772)	(12,403)	(46,673)	(162,140)	(387,113)
Change in net assets from Select Class capital transactions	$(5,611)	$(11,277)	$(9,397)	$(37,571)	$(5,148)	$(83,917)

Total change in net assets from capital transactions	$(9,018)	$4,300	$(11,782)	$(30,633)	$(5,117)	$(70,775)

SHARE TRANSACTIONS:
Class A
Issued	253	2,043	494	1,841	866	2,376
Reinvested	50	115	70	144	110	220
Redeemed	(565)	(1,882)	(684)	(1,284)	(893)	(2,065)
Change in Class A Shares	(262)	276	(120)	701	83	531
Class B
Issued	2	13	— (a)	18	4	25
Reinvested	1	2	5	21	8	26
Redeemed	(18)	(23)	(208)	(629)	(340)	(620)
Change in Class B Shares	(15)	(8)	(203)	(590)	(328)	(569)
Class C
Issued	383	1,708	218	784	732	1,811
Reinvested	23	41	14	22	34	57
Redeemed	(477)	(411)	(135)	(264)	(519)	(489)
Change in Class C Shares	(71)	1,338	97	542	247	1,379
Select Class
Issued	459	1,453	202	689	15,666	30,856
Reinvested	64	130	77	167	82	176
Redeemed	(1,091)	(2,732)	(1,154)	(4,422)	(16,304)	(39,704)
Change in Select Class Shares	(568)	(1,149)	(875)	(3,566)	(556)	(8,672)

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,209	$47,851	$20,952	$132,708	$42,914	$94,267
Net assets acquired in Fund reorganization (See Note 9)	—	—	—	1,989	—	—
Dividends and distributions reinvested	1,300	2,756	734	1,655	3,170	5,487
Cost of shares redeemed	(17,078)	(22,156)	(38,733)	(56,362)	(25,349)	(46,157)
Change in net assets from Class A capital transactions	$(1,569)	$28,451	$(17,047)	$79,990	$20,735	$53,597
Class B
Proceeds from shares issued	$40	$741	$17	$35	$10	$564
Dividends and distributions reinvested	77	249	2	13	56	185
Cost of shares redeemed	(2,951)	(7,115)	(293)	(2,440)	(1,668)	(3,136)
Change in net assets from Class B capital transactions	$(2,834)	$(6,125)	$(274)	$(2,392)	$(1,602)	$(2,387)
Class C
Proceeds from shares issued	$14,411	$42,546	$17,580	$63,044	$17,171	$37,022
Dividends and distributions reinvested	701	1,027	215	413	633	729
Cost of shares redeemed	(7,702)	(6,346)	(18,458)	(20,788)	(5,414)	(4,108)
Change in net assets from Class C capital transactions	$7,410	$37,227	$(663)	$42,669	$12,390	$33,643
Institutional Class (b)
Proceeds from shares issued	$—	$—	$192,669	$127,370	$—	$—
Net assets acquired in Fund reorganization (See Note 9)	—	—	—	84,058	—	—
Dividends and distributions reinvested	—	—	142	118	—	—
Cost of shares redeemed	—	—	(120,046)	(34,367)	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$72,765	$177,179	$—	$—
Select Class
Proceeds from shares issued	$14,026	$38,403	$328,023	$780,541	$10,529	$40,127
Net assets acquired in Fund reorganization (See Note 9)	—	—	—	181,090	—	—
Dividends and distributions reinvested	876	1,591	563	1,016	1,174	2,487
Cost of shares redeemed	(19,081)	(28,289)	(332,946)	(257,355)	(73,402)	(214,800)
Change in net assets from Select Class capital transactions	$(4,179)	$11,705	$(4,360)	$705,292	$(61,699)	$(172,186)

Total change in net assets from capital transactions	$(1,172)	$71,258	$50,421	$1,002,738	$(30,176)	$(87,333)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class A
Issued	1,273	4,357	1,990	12,765	3,421	7,631
Shares issued in connection with Fund reorganization (See Note 9)	—	—	—	192	—	—
Reinvested	116	250	70	159	253	444
Redeemed	(1,532)	(2,007)	(3,685)	(5,413)	(2,023)	(3,731)
Change in Class A Shares	(143)	2,600	(1,625)	7,703	1,651	4,344
Class B
Issued	3	67	2	4	1	46
Reinvested	7	23	— (a)	1	5	15
Redeemed	(263)	(643)	(28)	(233)	(134)	(255)
Change in Class B Shares	(253)	(553)	(26)	(228)	(128)	(194)
Class C
Issued	1,282	3,856	1,659	6,001	1,378	3,008
Reinvested	63	93	20	39	51	59
Redeemed	(687)	(574)	(1,744)	(1,979)	(435)	(335)
Change in Class C Shares	658	3,375	(65)	4,061	994	2,732
Institutional Class (b)
Issued	—	—	18,239	12,129	—	—
Shares issued in connection with Fund reorganization (See Note 9)	—	—	—	8,105	—	—
Reinvested	—	—	13	11	—	—
Redeemed	—	—	(11,361)	(3,263)	—	—
Change in Institutional Class Shares	—	—	6,891	16,982	—	—
Select Class
Issued	1,263	3,504	31,128	74,507	844	3,258
Shares issued in connection with Fund reorganization (See Note 9)	—	—	—	17,474	—	—
Reinvested	79	145	53	97	94	202
Redeemed	(1,721)	(2,583)	(31,609)	(24,564)	(5,885)	(17,414)
Change in Select Class Shares	(379)	1,066	(428)	67,514	(4,947)	(13,954)

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective June 19, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Arizona Municipal Bond Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$9.80	$0.14	$0.25	$0.39	$(0.15)	$—	$(0.15)
Year Ended February 28, 2010	9.58	0.31	0.22 (e)	0.53	(0.31)	—	(0.31)
Year Ended February 28, 2009	9.30	0.33	0.28	0.61	(0.33)	—	(0.33)
Year Ended February 29, 2008	9.54	0.34	(0.22)	0.12	(0.34)	(0.02)	(0.36)
Year Ended February 28, 2007	9.60	0.36	(0.02)	0.34	(0.36)	(0.04)	(0.40)
July 1, 2005 through February 28, 2006 (g)	9.84	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2005	9.76	0.38	0.09	0.47	(0.39)	—	(0.39)

Class B
Six Months Ended August 31, 2010 (Unaudited)	9.92	0.11	0.24	0.35	(0.11)	—	(0.11)
Year Ended February 28, 2010	9.69	0.25	0.22 (e)	0.47	(0.24)	—	(0.24)
Year Ended February 28, 2009	9.39	0.26	0.30	0.56	(0.26)	—	(0.26)
Year Ended February 29, 2008	9.62	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2007	9.69	0.30	(0.03)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 through February 28, 2006 (g)	9.92	0.21	(0.20)	0.01	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2005	9.85	0.32	0.08	0.40	(0.33)	—	(0.33)

Class C
Six Months Ended August 31, 2010 (Unaudited)	9.87	0.11	0.25	0.36	(0.11)	—	(0.11)
Year Ended February 28, 2010	9.65	0.25	0.22 (e)	0.47	(0.25)	—	(0.25)
Year Ended February 28, 2009	9.37	0.27	0.28	0.55	(0.27)	—	(0.27)
Year Ended February 29, 2008	9.60	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2007	9.67	0.31	(0.04)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 through February 28, 2006 (g)	9.92	0.21	(0.22)	(0.01)	(0.21)	(0.03)	(0.24)
February 18, 2005(h) through June 30, 2005	9.96	0.13	(0.02)	0.11	(0.15)	—	(0.15)

Select Class
Six Months Ended August 31, 2010 (Unaudited)	9.91	0.16	0.25	0.41	(0.16)	—	(0.16)
Year Ended February 28, 2010	9.68	0.34	0.22 (e)	0.56	(0.33)	—	(0.33)
Year Ended February 28, 2009	9.39	0.35	0.29	0.64	(0.35)	—	(0.35)
Year Ended February 29, 2008	9.63	0.36	(0.22)	0.14	(0.36)	(0.02)	(0.38)
Year Ended February 28, 2007	9.69	0.39	(0.02)	0.37	(0.39)	(0.04)	(0.43)
July 1, 2005 through February 28, 2006 (g)	9.93	0.27	(0.22)	0.05	(0.26)	(0.03)	(0.29)
Year Ended June 30, 2005	9.84	0.41	0.09	0.50	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.04	3.97%		$47,355	0.88%	2.89%	1.01%	7%
9.80	5.59	(e)	48,783	0.87	3.14	1.01	14
9.58	6.64		45,037	0.88	3.42	1.02	25
9.30	1.30	(f)	37,232	0.88	3.55	1.02	19
9.54	3.61		32,842	0.88	3.77	1.01	30
9.60	0.37		32,964	0.88	3.82	1.01	4
9.84	4.87		26,429	0.86	3.86	0.99	5

10.16	3.59		1,069	1.51	2.27	1.51	7
9.92	4.94	(e)	1,191	1.50	2.51	1.51	14
9.69	6.09		1,243	1.51	2.79	1.52	25
9.39	0.72	(f)	1,410	1.52	2.92	1.52	19
9.62	2.83		1,477	1.51	3.16	1.51	30
9.69	0.05		2,387	1.51	3.18	1.51	4
9.92	4.10		2,158	1.48	3.24	1.59	5

10.12	3.72		24,626	1.51	2.26	1.51	7
9.87	4.90	(e)	24,729	1.50	2.48	1.51	14
9.65	5.98		11,258	1.52	2.78	1.52	25
9.37	0.78	(f)	3,309	1.52	2.91	1.52	19
9.60	2.85		2,456	1.51	3.14	1.51	30
9.67	(0.09)		1,826	1.51	3.20	1.51	4
9.92	1.07		422	1.48	3.20	1.50	5

10.16	4.16		82,801	0.63	3.14	0.76	7
9.91	5.89	(e)	86,413	0.62	3.40	0.76	14
9.68	6.94		95,546	0.63	3.68	0.77	25
9.39	1.52	(f)	110,367	0.63	3.81	0.77	19
9.63	3.83		102,553	0.63	4.02	0.76	30
9.69	0.53		103,022	0.63	4.06	0.76	4
9.93	5.18		109,776	0.60	4.12	0.67	5

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Michigan Municipal Bond Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$10.77	$0.18	(e)	$0.26	$0.44	$(0.18)	$11.03
Year Ended February 28, 2010	10.52	0.38	(e)	0.25 (f)	0.63	(0.38)	10.77
Year Ended February 28, 2009	10.36	0.38	(e)	0.16	0.54	(0.38)	10.52
Year Ended February 29, 2008	10.65	0.39	(e)	(0.29)	0.10	(0.39)	10.36
Year Ended February 28, 2007	10.69	0.42		(0.05)	0.37	(0.41)	10.65
July 1, 2005 through February 28, 2006 (h)	10.90	0.29		(0.21)	0.08	(0.29)	10.69
Year Ended June 30, 2005	10.83	0.43		0.07	0.50	(0.43)	10.90

Class B
Six Months Ended August 31, 2010 (Unaudited)	10.23	0.14	(e)	0.25	0.39	(0.15)	10.47
Year Ended February 28, 2010	10.01	0.30	(e)	0.24 (f)	0.54	(0.32)	10.23
Year Ended February 28, 2009	9.88	0.30	(e)	0.15	0.45	(0.32)	10.01
Year Ended February 29, 2008	10.17	0.31	(e)	(0.27)	0.04	(0.33)	9.88
Year Ended February 28, 2007	10.23	0.32		(0.03)	0.29	(0.35)	10.17
July 1, 2005 through February 28, 2006 (h)	10.45	0.22		(0.20)	0.02	(0.24)	10.23
Year Ended June 30, 2005	10.40	0.34		0.08	0.42	(0.37)	10.45

Class C
Six Months Ended August 31, 2010 (Unaudited)	10.20	0.14	(e)	0.25	0.39	(0.15)	10.44
Year Ended February 28, 2010	9.99	0.30	(e)	0.24 (f)	0.54	(0.33)	10.20
Year Ended February 28, 2009	9.86	0.30	(e)	0.15	0.45	(0.32)	9.99
Year Ended February 29, 2008	10.15	0.31	(e)	(0.27)	0.04	(0.33)	9.86
Year Ended February 28, 2007	10.22	0.35		(0.07)	0.28	(0.35)	10.15
July 1, 2005 through February 28, 2006 (h)	10.44	0.24		(0.21)	0.03	(0.25)	10.22
February 18, 2005(i) through June 30, 2005	10.51	0.15		(0.05)	0.10	(0.17)	10.44

Select Class
Six Months Ended August 31, 2010 (Unaudited)	10.75	0.20	(e)	0.27	0.47	(0.20)	11.02
Year Ended February 28, 2010	10.50	0.41	(e)	0.25 (f)	0.66	(0.41)	10.75
Year Ended February 28, 2009	10.35	0.40	(e)	0.15	0.55	(0.40)	10.50
Year Ended February 29, 2008	10.63	0.42	(e)	(0.28)	0.14	(0.42)	10.35
Year Ended February 28, 2007	10.68	0.44		(0.05)	0.39	(0.44)	10.63
July 1, 2005 through February 28, 2006 (h)	10.89	0.30		(0.21)	0.09	(0.30)	10.68
Year Ended June 30, 2005	10.82	0.46		0.07	0.53	(0.46)	10.89

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

4.17%		$60,202	0.88%	3.39%	0.99%	10%
6.13	(f)	60,059	0.88	3.61	0.99	5
5.30		51,278	0.88	3.60	1.00	12
0.93	(g)	49,175	0.88	3.68	0.99	4
3.53		60,941	0.86	3.89	0.97	21
0.71		71,898	0.86	3.99	0.97	4
4.69		78,000	0.86	3.93	1.01	12

3.87		4,707	1.49	2.78	1.49	10
5.50	(f)	6,679	1.49	3.00	1.50	5
4.59		12,444	1.50	2.98	1.50	12
0.37	(g)	15,563	1.49	3.07	1.49	4
2.88		22,644	1.47	3.28	1.47	21
0.23		26,334	1.47	3.37	1.47	4
4.12		30,233	1.49	3.30	1.60	12

3.91		12,024	1.49	2.77	1.49	10
5.46	(f)	10,768	1.49	3.00	1.49	5
4.64		5,121	1.50	2.98	1.50	12
0.37	(g)	3,457	1.49	3.07	1.49	4
2.84		4,381	1.47	3.26	1.47	21
0.27		2,325	1.47	3.38	1.47	4
0.98		1,133	1.48	3.31	1.55	12

4.40		89,600	0.63	3.64	0.74	10
6.42	(f)	96,873	0.63	3.86	0.75	5
5.46		132,082	0.63	3.85	0.75	12
1.29	(g)	173,800	0.63	3.93	0.74	4
3.72		210,128	0.61	4.13	0.72	21
0.87		182,938	0.61	4.24	0.72	4
4.97		171,727	0.61	4.18	0.69	12

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Municipal Income Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$10.00	$0.16	(f)	$0.24	$0.40	$(0.16)	$10.24	3.99%
Year Ended February 28, 2010	9.57	0.32	(f)	0.43	0.75	(0.32)	10.00	8.01
Year Ended February 28, 2009	9.55	0.34		0.02	0.36	(0.34)	9.57	3.81
Year Ended February 29, 2008	9.81	0.34		(0.27)	0.07	(0.33)	9.55	0.73	(g)
Year Ended February 28, 2007	9.79	0.35		0.01	0.36	(0.34)	9.81	3.76
July 1, 2005 through February 28, 2006 (h)	9.92	0.24		(0.14)	0.10	(0.23)	9.79	1.04
Year Ended June 30, 2005	9.79	0.37		0.14	0.51	(0.38)	9.92	5.25

Class B
Six Months Ended August 31, 2010 (Unaudited)	9.94	0.13	(f)	0.25	0.38	(0.13)	10.19	3.84
Year Ended February 28, 2010	9.52	0.27	(f)	0.42	0.69	(0.27)	9.94	7.32
Year Ended February 28, 2009	9.50	0.29		0.01	0.30	(0.28)	9.52	3.23
Year Ended February 29, 2008	9.76	0.30		(0.29)	0.01	(0.27)	9.50	0.10	(g)
Year Ended February 28, 2007	9.73	0.29		0.02	0.31	(0.28)	9.76	3.29
July 1, 2005 through February 28, 2006 (h)	9.86	0.20		(0.14)	0.06	(0.19)	9.73	0.62
Year Ended June 30, 2005	9.74	0.30		0.14	0.44	(0.32)	9.86	4.53

Class C
Six Months Ended August 31, 2010 (Unaudited)	9.93	0.13	(f)	0.24	0.37	(0.13)	10.17	3.76
Year Ended February 28, 2010	9.51	0.27	(f)	0.42	0.69	(0.27)	9.93	7.35
Year Ended February 28, 2009	9.48	0.28		0.03	0.31	(0.28)	9.51	3.36
Year Ended February 29, 2008	9.75	0.28		(0.28)	—	(0.27)	9.48	0.02	(g)
Year Ended February 28, 2007	9.72	0.28		0.03	0.31	(0.28)	9.75	3.29
July 1, 2005 through February 28, 2006 (h)	9.85	0.20		(0.14)	0.06	(0.19)	9.72	0.62
Year Ended June 30, 2005	9.73	0.30		0.14	0.44	(0.32)	9.85	4.55

Select Class
Six Months Ended August 31, 2010 (Unaudited)	9.94	0.17	(f)	0.25	0.42	(0.17)	10.19	4.25
Year Ended February 28, 2010	9.52	0.35	(f)	0.42	0.77	(0.35)	9.94	8.22
Year Ended February 28, 2009	9.50	0.36		0.02	0.38	(0.36)	9.52	4.08
Year Ended February 29, 2008	9.77	0.36		(0.27)	0.09	(0.36)	9.50	0.89	(g)
Year Ended February 28, 2007	9.74	0.36		0.03	0.39	(0.36)	9.77	4.14
July 1, 2005 through February 28, 2006 (h)	9.87	0.25		(0.13)	0.12	(0.25)	9.74	1.20
Year Ended June 30, 2005	9.74	0.39		0.14	0.53	(0.40)	9.87	5.55

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	See Note 2.H.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (excluding imputed interest) (d)	Net expenses (including imputed interest) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (e)	Portfolio turnover rate (b)

$103,775	0.86%	0.86%	3.10%	0.93%	0.93%	11%
100,454	0.86	0.86	3.32	0.93	0.93	18
91,082	0.87	0.88	3.49	0.94	0.95	12
101,274	0.85	0.88	3.44	0.94	0.97	29
106,260	0.84	0.91	3.53	0.93	1.00	39
116,863	0.84	0.99	3.68	0.94	1.09	28
126,834	0.85	0.96	3.66	0.98	1.09	39

5,935	1.42	1.42	2.56	1.43	1.43	11
9,058	1.43	1.43	2.77	1.43	1.43	18
14,094	1.44	1.45	2.91	1.44	1.45	12
19,530	1.44	1.47	2.86	1.44	1.47	29
34,456	1.43	1.50	2.95	1.43	1.50	39
55,914	1.44	1.59	3.09	1.44	1.59	28
69,964	1.47	1.58	3.05	1.58	1.69	39

36,747	1.42	1.42	2.54	1.43	1.43	11
33,426	1.42	1.42	2.74	1.43	1.43	18
18,906	1.44	1.45	2.92	1.44	1.45	12
17,655	1.44	1.47	2.86	1.44	1.47	29
19,137	1.43	1.50	2.94	1.43	1.50	39
26,635	1.44	1.59	3.09	1.44	1.59	28
33,941	1.47	1.58	3.05	1.58	1.69	39

1,094,569	0.61	0.61	3.35	0.68	0.68	11
1,073,960	0.62	0.62	3.57	0.68	0.68	18
1,110,963	0.62	0.63	3.73	0.69	0.70	12
1,512,691	0.60	0.63	3.69	0.69	0.72	29
1,372,743	0.59	0.66	3.77	0.68	0.75	39
1,041,847	0.59	0.74	3.91	0.69	0.84	28
680,707	0.60	0.71	3.91	0.66	0.77	39

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Ohio Municipal Bond Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$11.15	$0.18	(e)	$0.29	$0.47	$(0.18)	$11.44
Year Ended February 28, 2010	10.87	0.36	(e)	0.28	0.64	(0.36)	11.15
Year Ended February 28, 2009	10.58	0.40		0.29	0.69	(0.40)	10.87
Year Ended February 29, 2008	10.86	0.41		(0.28)	0.13	(0.41)	10.58
Year Ended February 28, 2007	10.88	0.42		(0.02)	0.40	(0.42)	10.86
July 1, 2005 through February 28, 2006 (g)	11.09	0.28		(0.21)	0.07	(0.28)	10.88
Year Ended June 30, 2005	10.98	0.41		0.12	0.53	(0.42)	11.09

Class B
Six Months Ended August 31, 2010 (Unaudited)	11.24	0.14	(e)	0.30	0.44	(0.14)	11.54
Year Ended February 28, 2010	10.95	0.30	(e)	0.28	0.58	(0.29)	11.24
Year Ended February 28, 2009	10.66	0.35		0.27	0.62	(0.33)	10.95
Year Ended February 29, 2008	10.93	0.37		(0.30)	0.07	(0.34)	10.66
Year Ended February 28, 2007	10.96	0.37		(0.05)	0.32	(0.35)	10.93
July 1, 2005 through February 28, 2006 (g)	11.16	0.24		(0.21)	0.03	(0.23)	10.96
Year Ended June 30, 2005	11.05	0.35		0.11	0.46	(0.35)	11.16

Class C
Six Months Ended August 31, 2010 (Unaudited)	11.20	0.14	(e)	0.29	0.43	(0.14)	11.49
Year Ended February 28, 2010	10.91	0.29	(e)	0.29	0.58	(0.29)	11.20
Year Ended February 28, 2009	10.63	0.34		0.28	0.62	(0.34)	10.91
Year Ended February 29, 2008	10.90	0.35		(0.28)	0.07	(0.34)	10.63
Year Ended February 28, 2007	10.93	0.36		(0.03)	0.33	(0.36)	10.90
July 1, 2005 through February 28, 2006 (g)	11.15	0.25		(0.23)	0.02	(0.24)	10.93
February 18, 2005(h) through June 30, 2005	11.22	0.14		(0.04)	0.10	(0.17)	11.15

Select Class
Six Months Ended August 31, 2010 (Unaudited)	11.09	0.19	(e)	0.29	0.48	(0.19)	11.38
Year Ended February 28, 2010	10.81	0.39	(e)	0.28	0.67	(0.39)	11.09
Year Ended February 28, 2009	10.52	0.43		0.29	0.72	(0.43)	10.81
Year Ended February 29, 2008	10.80	0.43		(0.28)	0.15	(0.43)	10.52
Year Ended February 28, 2007	10.83	0.44		(0.02)	0.42	(0.45)	10.80
July 1, 2005 through February 28, 2006 (g)	11.04	0.30		(0.21)	0.09	(0.30)	10.83
Year Ended June 30, 2005	10.93	0.44		0.11	0.55	(0.44)	11.04

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

4.23%		$124,555	0.87%	3.12%	0.97%	2%
5.94		122,990	0.87	3.27	0.98	7
6.66		91,571	0.88	3.76	1.00	12
1.18	(f)	69,138	0.88	3.79	1.00	15
3.74		67,941	0.88	3.87	1.00	19
0.62		76,935	0.88	3.80	1.00	4
4.85		78,525	0.86	3.72	1.10	7

3.97		7,447	1.46	2.53	1.47	2
5.35		10,095	1.47	2.71	1.48	7
5.95		15,896	1.50	3.13	1.50	12
0.62	(f)	18,326	1.50	3.18	1.50	15
2.99		27,079	1.50	3.26	1.50	19
0.28		39,832	1.50	3.18	1.50	4
4.21		48,375	1.49	3.08	1.70	7

3.89		72,119	1.46	2.53	1.47	2
5.41		62,918	1.46	2.64	1.48	7
5.92		24,481	1.50	3.14	1.50	12
0.64	(f)	8,959	1.50	3.17	1.50	15
3.06		5,658	1.49	3.25	1.50	19
0.19		2,711	1.51	3.19	1.51	4
0.86		585	1.47	3.18	1.51	7

4.38		115,204	0.62	3.37	0.72	2
6.26		116,485	0.62	3.53	0.73	7
6.98		102,013	0.63	4.00	0.75	12
1.43	(f)	118,518	0.63	4.04	0.75	15
3.94		106,494	0.63	4.12	0.75	19
0.81		91,515	0.63	4.05	0.75	4
5.13		98,393	0.61	3.96	0.79	7

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short-Intermediate Municipal Bond Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$10.53	$0.07	(e)	$0.09	$0.16	$(0.06)
Year Ended February 28, 2010	10.29	0.17	(e)	0.24	0.41	(0.17)
Year Ended February 28, 2009	10.17	0.29		0.10	0.39	(0.27)
Year Ended February 29, 2008	10.13	0.28		0.06	0.34	(0.30)
Year Ended February 28, 2007	10.10	0.25		0.04	0.29	(0.26)
July 1, 2005 through February 28, 2006 (g)	10.17	0.16		(0.07)	0.09	(0.16)
Year Ended June 30, 2005	10.16	0.23		0.02	0.25	(0.24)

Class B
Six Months Ended August 31, 2010 (Unaudited)	10.63	0.04	(e)	0.10	0.14	(0.04)
Year Ended February 28, 2010	10.38	0.13	(e)	0.23	0.36	(0.11)
Year Ended February 28, 2009	10.26	0.23		0.11	0.34	(0.22)
Year Ended February 29, 2008	10.21	0.25		0.04	0.29	(0.24)
Year Ended February 28, 2007	10.18	0.21		0.03	0.24	(0.21)
July 1, 2005 through February 28, 2006 (g)	10.25	0.13		(0.07)	0.06	(0.13)
Year Ended June 30, 2005	10.23	0.19		0.02	0.21	(0.19)

Class C
Six Months Ended August 31, 2010 (Unaudited)	10.61	0.04	(e)	0.11	0.15	(0.04)
Year Ended February 28, 2010	10.37	0.12	(e)	0.24	0.36	(0.12)
Year Ended February 28, 2009	10.25	0.22		0.12	0.34	(0.22)
Year Ended February 29, 2008	10.21	0.25		0.03	0.28	(0.24)
Year Ended February 28, 2007	10.18	0.22		0.02	0.24	(0.21)
July 1, 2005 through February 28, 2006 (g)	10.25	0.13		(0.07)	0.06	(0.13)
Year Ended June 30, 2005	10.23	0.19		0.01	0.20	(0.18)

Institutional Class
Six Months Ended August 31, 2010 (Unaudited)	10.58	0.09	(e)	0.11	0.20	(0.09)
June 19, 2009(h) through February 28, 2010	10.36	0.15	(e)	0.21	0.36	(0.14)

Select Class
Six Months Ended August 31, 2010 (Unaudited)	10.56	0.08	(e)	0.11	0.19	(0.08)
Year Ended February 28, 2010	10.32	0.19	(e)	0.24	0.43	(0.19)
Year Ended February 28, 2009	10.20	0.30		0.12	0.42	(0.30)
Year Ended February 29, 2008	10.16	0.32		0.04	0.36	(0.32)
Year Ended February 28, 2007	10.13	0.29		0.03	0.32	(0.29)
July 1, 2005 through February 28, 2006 (g)	10.21	0.18		(0.08)	0.10	(0.18)
Year Ended June 30, 2005	10.19	0.26		0.02	0.28	(0.26)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.63	1.57%		$140,190	0.74%	1.24%	0.88%	20%
10.53	3.97		155,902	0.75	1.63	0.90	22
10.29	3.92		73,101	0.80	2.62	0.95	40
10.17	3.38	(f)	26,376	0.80	2.89	0.94	43
10.13	2.93		43,798	0.80	2.55	0.92	24
10.10	0.89		67,143	0.80	2.33	0.92	13
10.17	2.47		85,690	0.80	2.28	1.08	41

10.73	1.30		686	1.24	0.74	1.38	20
10.63	3.48		953	1.26	1.28	1.43	22
10.38	3.36		3,305	1.30	2.17	1.45	40
10.26	2.89	(f)	5,739	1.30	2.39	1.44	43
10.21	2.40		9,005	1.30	2.05	1.42	24
10.18	0.54		13,024	1.30	1.82	1.42	13
10.25	2.01		16,334	1.30	1.77	1.68	41

10.72	1.41		65,172	1.24	0.74	1.38	20
10.61	3.44		65,222	1.25	1.10	1.40	22
10.37	3.40		21,616	1.30	2.14	1.45	40
10.25	2.80	(f)	15,096	1.30	2.39	1.44	43
10.21	2.40		21,490	1.30	2.04	1.42	24
10.18	0.55		36,022	1.30	1.82	1.42	13
10.25	2.00		52,332	1.30	1.77	1.68	41

10.69	1.92		255,117	0.24	1.73	0.48	20
10.58	3.49		179,648	0.24	2.01	0.48	22

10.67	1.79		891,490	0.49	1.49	0.63	20
10.56	4.23		887,131	0.49	1.82	0.64	22
10.32	4.17		170,295	0.55	2.90	0.70	40
10.20	3.63	(f)	180,070	0.55	3.14	0.69	43
10.16	3.19		198,903	0.55	2.80	0.67	24
10.13	0.97		263,075	0.55	2.57	0.67	13
10.21	2.80		306,288	0.55	2.53	0.76	41

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Free Bond Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$12.49	$0.25	$0.26	$0.51	$(0.26)	$—	$(0.26)
Year Ended February 28, 2010	12.15	0.53	0.34	0.87	(0.53)	—	(0.53)
Year Ended February 28, 2009	12.08	0.52	0.07	0.59	(0.52)	—	(0.52)
Year Ended February 29, 2008	12.72	0.52	(0.62)	(0.10)	(0.52)	(0.02)	(0.54)
Year Ended February 28, 2007	12.76	0.51	—	0.51	(0.52)	(0.03)	(0.55)
July 1, 2005 through February 28, 2006 (f)	13.04	0.33	(0.20)	0.13	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2005	12.90	0.54	0.33	0.87	(0.53)	(0.20)	(0.73)

Class B
Six Months Ended August 31, 2010 (Unaudited)	12.45	0.19	0.27	0.46	(0.21)	—	(0.21)
Year Ended February 28, 2010	12.11	0.43	0.35	0.78	(0.44)	—	(0.44)
Year Ended February 28, 2009	12.04	0.43	0.08	0.51	(0.44)	—	(0.44)
Year Ended February 29, 2008	12.68	0.43	(0.62)	(0.19)	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2007	12.73	0.42	(0.01)	0.41	(0.43)	(0.03)	(0.46)
July 1, 2005 through February 28, 2006 (f)	13.01	0.27	(0.20)	0.07	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2005	12.88	0.45	0.32	0.77	(0.44)	(0.20)	(0.64)

Class C
Six Months Ended August 31, 2010 (Unaudited)	12.42	0.21	0.24	0.45	(0.21)	—	(0.21)
Year Ended February 28, 2010	12.09	0.45	0.34	0.79	(0.46)	—	(0.46)
July 1, 2008(g) through February 28, 2009	12.24	0.30	(0.14)	0.16	(0.31)	—	(0.31)

Select Class
Six Months Ended August 31, 2010 (Unaudited)	12.45	0.27	0.24	0.51	(0.26)	—	(0.26)
Year Ended February 28, 2010	12.11	0.56	0.33	0.89	(0.55)	—	(0.55)
Year Ended February 28, 2009	12.05	0.54	0.06	0.60	(0.54)	—	(0.54)
Year Ended February 29, 2008	12.69	0.54	(0.62)	(0.08)	(0.54)	(0.02)	(0.56)
Year Ended February 28, 2007	12.74	0.53	(0.01)	0.52	(0.54)	(0.03)	(0.57)
July 1, 2005 through February 28, 2006 (f)	13.01	0.34	(0.19)	0.15	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2005	12.88	0.55	0.34	0.89	(0.56)	(0.20)	(0.76)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.74	4.10%		$235,480	0.75%	4.00%	0.94%	0	%(h)
12.49	7.30		210,306	0.75	4.28	0.95	10
12.15	4.98		151,732	0.75	4.28	0.95	30
12.08	(0.85	)(e)	127,232	0.75	4.11	0.95	29
12.72	4.03		126,207	0.75	4.02	0.95	31
12.76	0.98		106,675	0.75	3.87	0.93	30
13.04	6.82		102,064	0.79	3.99	0.96	43

12.70	3.73		4,123	1.44	3.32	1.44	0	(h)
12.45	6.58		5,642	1.44	3.60	1.45	10
12.11	4.28		7,832	1.44	3.58	1.45	30
12.04	(1.55	)(e)	9,213	1.44	3.42	1.45	29
12.68	3.24		11,836	1.44	3.33	1.45	31
12.73	0.52		13,634	1.43	3.18	1.43	30
13.01	6.06		16,129	1.46	3.36	1.55	43

12.66	3.67		53,036	1.44	3.31	1.44	0	(h)
12.42	6.62		39,673	1.43	3.58	1.44	10
12.09	1.40		5,583	1.44	3.67	1.47	30

12.70	4.17		419,092	0.58	4.18	0.70	0	(h)
12.45	7.51		472,557	0.58	4.45	0.70	10
12.11	5.11		628,520	0.58	4.43	0.70	30
12.05	(0.67	)(e)	751,440	0.58	4.28	0.70	29
12.69	4.13		897,343	0.58	4.19	0.70	31
12.74	1.18		1,107,478	0.58	4.04	0.68	30
13.01	7.06		963,903	0.58	4.18	0.66	43

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Arizona Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Michigan Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Municipal Income Fund	Class A, Class B, Class C and Select Class	Diversified
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Short-Intermediate Municipal Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Tax Free Bond Fund	Class A, Class B, Class C and Select Class	Diversified

Effective November 1, 2009, Class B Shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short-Intermediate Municipal Bond Fund). Class B Shares automatically convert to Class A Shares after eight years (except for Short-Intermediate Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

88   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Arizona Municipal Bond Fund #	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$988	$153,751	$—	$154,739

Michigan Municipal Bond Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Arizona
Other Revenue	$—	$2,233	$—	$2,233
Utility	—	1,151	—	1,151
Total Arizona	—	3,384	—	3,384
California
Water & Sewer	—	1,175	—	1,175
District of Columbia
Special Tax	—	2,310	—	2,310
Massachusetts
General Obligation	—	2,446	—	2,446
Michigan
Certificate of Participation/Lease	—	6,136	—	6,136
Education	—	5,109	1,240	6,349
General Obligation	—	55,567	—	55,567
Hospital	—	8,060	3,021	11,081
Housing	—	2,704	—	2,704
Other Revenue	—	4,958	—	4,958
Prerefunded	—	17,079	—	17,079
Special Tax	—	11,523	—	11,523
Transportation	—	1,199	—	1,199
Utility	—	4,292	—	4,292
Water & Sewer	—	21,417	—	21,417
Total Michigan	—	138,044	4,261	142,305
New York
Industrial Development Revenue/Pollution Control Revenue	—	1,641	—	1,641
North Carolina
Water & Sewer	—	2,368	—	2,368
Puerto Rico
General Obligation	—	2,365	—	2,365
Texas
General Obligation	—	2,322	—	2,322
Transportation	—	1,590	—	1,590
Water & Sewer	—	1,665	—	1,665
Total Texas	—	5,577	—	5,577
Washington
Water & Sewer	—	1,667	—	1,667
Total Municipal Bonds	—	160,977	4,261	165,238
Short-Term Investments
Investment Companies	2,016	—	—	2,016
Total Investments in Securities	$2,016	$160,977	$4,261	$167,254

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

Municipal Income Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Industrial Development Revenue/Pollution Control Revenue	$—	$1,353	$—	$1,353
Other Revenue	—	6,198	—	6,198
Total Alabama	—	7,551	—	7,551
Alaska
Education	—	11,027	—	11,027
General Obligation	—	9,769	—	9,769
Housing	—	2,761	—	2,761
Other Revenue	—	2,251	—	2,251
Prerefunded	—	5,501	—	5,501
Total Alaska	—	31,309	—	31,309
Arizona
Certificate of Participation/Lease	—	8,737	—	8,737
Hospital	—	6,267	—	6,267
Housing	—	3,640	—	3,640
Other Revenue	—	4,693	—	4,693
Prerefunded	—	3,881	—	3,881
Water & Sewer	—	3,416	—	3,416
Total Arizona	—	30,634	—	30,634
Arkansas
Hospital	—	5,000	—	5,000
Housing	—	836	—	836
Special Tax	—	5,930	—	5,930
Total Arkansas	—	11,766	—	11,766
California
Certificate of Participation/Lease	—	5,316	—	5,316
General Obligation	—	29,869	—	29,869
Hospital	—	4,437	—	4,437
Housing	—	10,923	2,930	13,853
Other Revenue	—	4,164	—	4,164
Transportation	—	4,573	—	4,573
Water & Sewer	—	1,233	—	1,233
Total California	—	60,515	2,930	63,445
Colorado
General Obligation	—	14,935	—	14,935
Hospital	—	9,091	—	9,091
Housing	—	17,808	151	17,959
Industrial Development Revenue/Pollution Control Revenue	—	1,925	—	1,925
Prerefunded	—	7,327	—	7,327
Transportation	—	6,912	—	6,912
Total Colorado	—	57,998	151	58,149

90   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Delaware
Housing	$—	$5,863	$—	$5,863
District of Columbia
Housing	—	1,348	—	1,348
Other Revenue	—	3,714	—	3,714
Transportation	—	8,034	—	8,034
Total District of Columbia	—	13,096	—	13,096
Florida
Certificate of Participation/Lease	—	6,896	—	6,896
Education	—	5,262	—	5,262
Hospital	—	5,933	—	5,933
Housing	—	20,739	—	20,739
Other Revenue	—	3,499	—	3,499
Resource Recovery	—	1,181	—	1,181
Special Tax	—	2,149	—	2,149
Transportation	—	17,483	—	17,483
Utility	—	10,733	—	10,733
Water & Sewer	—	6,349	—	6,349
Total Florida	—	80,224	—	80,224
Georgia
Certificate of Participation/Lease	—	6,090	—	6,090
General Obligation	—	6,427	—	6,427
Housing	—	2,297	—	2,297
Total Georgia	—	14,814	—	14,814
Hawaii
General Obligation	—	5,104	—	5,104
Idaho
Housing	—	1,057	—	1,057
Illinois
General Obligation	—	18,010	—	18,010
Hospital	—	1,523	—	1,523
Housing	—	22,154	—	22,154
Other Revenue	—	1,009	—	1,009
Prerefunded	—	7,200	—	7,200
Transportation	—	6,327	—	6,327
Total Illinois	—	56,223	—	56,223
Indiana
Hospital	—	4,958	—	4,958
Housing	—	4,862	—	4,862
Other Revenue	—	7,622	—	7,622
Transportation	—	3,306	—	3,306
Water & Sewer	—	4,519	—	4,519
Total Indiana	—	25,267	—	25,267
Iowa
Housing	—	980	—	980
Prerefunded	—	4,403	—	4,403
Total Iowa	—	5,383	—	5,383

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Kansas
Housing	$—	$14,746	$—	$14,746
Kentucky
Housing	—	4,716	—	4,716
Louisiana
Certificate of Participation/Lease	—	1,125	—	1,125
Hospital	—	10,510	—	10,510
Housing	—	8,016	—	8,016
Other Revenue	—	8,715	—	8,715
Utility	—	7,178	—	7,178
Total Louisiana	—	35,544	—	35,544
Maryland
General Obligation	—	34,177	—	34,177
Housing	—	2,034	—	2,034
Total Maryland	—	36,211	—	36,211
Massachusetts
Education	—	2,390	—	2,390
General Obligation	—	9,160	—	9,160
Housing	—	8,252	—	8,252
Prerefunded	—	4,272	—	4,272
Water & Sewer	—	6,351	—	6,351
Total Massachusetts	—	30,425	—	30,425
Michigan
Education	—	4,897	—	4,897
Hospital	—	13,815	—	13,815
Housing	—	5,388	—	5,388
Water & Sewer	—	5,970	—	5,970
Total Michigan	—	30,070	—	30,070
Minnesota
General Obligation	—	5,506	—	5,506
Housing	—	19,009	—	19,009
Transportation	—	3,376	—	3,376
Total Minnesota	—	27,891	—	27,891
Mississippi
Education	—	968	—	968
Housing	—	6,100	—	6,100
Total Mississippi	—	7,068	—	7,068
Missouri
Housing	—	14,213	—	14,213
Prerefunded	—	936	—	936
Transportation	—	2,266	—	2,266
Total Missouri	—	17,415	—	17,415
Montana
Housing	—	4,434	—	4,434
Nebraska
Housing	—	3,922	—	3,922

92   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Nevada
Education	$—	$6,044	$—	$6,044
General Obligation	—	7,844	—	7,844
Housing	—	2,835	—	2,835
Other Revenue	—	1,726	—	1,726
Total Nevada	—	18,449	—	18,449
New Hampshire
Housing	—	1,972	—	1,972
Other Revenue	—	5,700	—	5,700
Total New Hampshire	—	7,672	—	7,672
New Jersey
Education	—	6,873	—	6,873
General Obligation	—	1,585	—	1,585
Hospital	—	1,378	—	1,378
Other Revenue	—	11,368	—	11,368
Transportation	—	18,759	—	18,759
Total New Jersey	—	39,963	—	39,963
New Mexico
Education	—	4,828	—	4,828
Housing	—	9,788	—	9,788
Total New Mexico	—	14,616	—	14,616
New York
Certificate of Participation/Lease	—	30,254	—	30,254
Education	—	9,213	—	9,213
General Obligation	—	22,008	—	22,008
Housing	—	2,187	—	2,187
Other Revenue	—	1,129	—	1,129
Resource Recovery	—	2,323	—	2,323
Special Tax	—	7,620	—	7,620
Transportation	—	12,755	—	12,755
Total New York	—	87,489	—	87,489
North Carolina
Education	—	5,483	—	5,483
General Obligation	—	23,877	—	23,877
Housing	—	7,936	—	7,936
Other Revenue	—	2,458	—	2,458
Utility	—	5,832	—	5,832
Water & Sewer	—	4,064	—	4,064
Total North Carolina	—	49,650	—	49,650
North Dakota
Housing	—	2,172	—	2,172
Industrial Development Revenue/Pollution Control Revenue	—	2,061	—	2,061
Total North Dakota	—	4,233	—	4,233
Ohio
General Obligation	—	13,710	—	13,710
Housing	—	3,338	—	3,338
Industrial Development Revenue/Pollution Control Revenue	—	2,243	—	2,243
Other Revenue	—	2,829	—	2,829
Prerefunded	—	1,045	—	1,045
Water & Sewer	—	6,106	—	6,106
Total Ohio	—	29,271	—	29,271

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Oklahoma
General Obligation	$—	$2,998	$—	$2,998
Housing	—	5,773	—	5,773
Total Oklahoma	—	8,771	—	8,771
Oregon
General Obligation	—	2,215	—	2,215
Housing	—	2,666	—	2,666
Other Revenue	—	4,155	—	4,155
Total Oregon	—	9,036	—	9,036
Other Territories
Housing	—	7,125	—	7,125
Pennsylvania
Education	—	6,808	—	6,808
General Obligation	—	14,585	—	14,585
Hospital	—	2,160	2,509	4,669
Housing	—	2,630	—	2,630
Industrial Development Revenue/Pollution Control Revenue	—	4,554	—	4,554
Other Revenue	—	7,438	—	7,438
Resource Recovery	—	7,097	—	7,097
Total Pennsylvania	—	45,272	2,509	47,781
South Carolina
Certificate of Participation/Lease	—	6,702	—	6,702
General Obligation	—	6,966	—	6,966
Hospital	—	6,616	—	6,616
Other Revenue	—	2,864	—	2,864
Utility	—	5,698	—	5,698
Total South Carolina	—	28,846	—	28,846
South Dakota
Housing	—	3,170	—	3,170
Other Revenue	—	1,120	—	1,120
Total South Dakota	—	4,290	—	4,290
Tennessee
Housing	—	18,417	—	18,417
Transportation	—	1,090	—	1,090
Utility	—	5,200	—	5,200
Water & Sewer	—	6,292	—	6,292
Total Tennessee	—	30,999	—	30,999
Texas
General Obligation	—	34,726	—	34,726
Hospital	—	4,703	—	4,703
Housing	—	12,427	—	12,427
Industrial Development Revenue/Pollution Control Revenue	—	3,114	—	3,114
Transportation	—	26,423	—	26,423
Utility	—	5,433	—	5,433
Water & Sewer	—	5,791	—	5,791
Total Texas	—	92,617	—	92,617
Utah
Education	—	3,989	—	3,989
Housing	—	170	—	170
Industrial Development Revenue/Pollution Control Revenue	—	3,421	—	3,421
Total Utah	—	7,580	—	7,580

94   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Vermont
Other Revenue	$—	$2,688	$—	$2,688
Virginia
Education	—	13,092	—	13,092
General Obligation	—	9,650	—	9,650
Other Revenue	—	8,488	—	8,488
Resource Recovery	—	3,182	—	3,182
Transportation	—	4,597	—	4,597
Total Virginia	—	39,009	—	39,009
Washington
General Obligation	—	15,683	—	15,683
Housing	—	2,301	—	2,301
Other Revenue	—	1,115	1,630	2,745
Prerefunded	—	1,183	—	1,183
Utility	—	10,656	—	10,656
Total Washington	—	30,938	1,630	32,568
Wisconsin
General Obligation	—	11,882	—	11,882
Hospital	—	—	5,060	5,060
Housing	—	212	—	212
Private Placement	—	—	3,005	3,005
Total Wisconsin	—	12,094	8,065	20,159
Total Municipal Bonds	—	1,189,854	15,285	1,205,139
Investment Companies	5,751	—	—	5,751
Short-Term Investments
Investment Companies	31,550	—	—	31,550
Total Investments in Securities	$37,301	$1,189,854	$15,285	$1,242,440

Ohio Municipal Bond Fund #	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities	$16,705	$302,906	$—	$319,611

Short-Intermediate Municipal Bond Fund #	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities	$48,906	$1,308,562	$—	$1,357,468

Tax Free Bond Fund #	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities	$12,809	$692,021	$—	$704,830
Depreciation in Other Financial Instruments
Futures Contracts	$(182)	$—	$—	$(182)

#	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the six months ended August 31, 2010.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Michigan Municipal Bond Fund	Balance as of 2/28/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/10
Investments in Securities
Michigan — Education	$1,219	$—	$34	$(13)	$—	$—	$—	$1,240
Michigan — Hospital	2,945	—	75	1	—	—	—	3,021
Total	$4,164	$—	$109	$(12)	$—	$—	$—	$4,261

Municipal Income Fund	Balance as of 2/28/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/10
Investments in Securities
California — Housing	$3,151	$(1)	$(160)	$(15)	$(45)	$—	$—	$2,930
Colorado — Housing	156	—	— (a)	—	(5)	—	—	151
Pennsylvania — Hospital	2,497	—	28	(16)	—	—	—	2,509
Washington — Other Revenue	1,592	—	38	— (a)	—	—	—	1,630
Wisconsin — Hospital	5,113	—	(53)	—	—	—	—	5,060
Wisconsin — Private Placement	3,024	—	(19)	—	—	—	—	3,005
Total	$15,533	$(1)	$(166)	$(31)	$(50)	$—	$—	$15,285

(a)	Amount rounds to less than $1,000.

Transfers into, and out of, Level 3 are valued using values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at August 31, 2010, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Michigan Municipal Bond Fund	$109
Municipal Income Fund	(166)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B.  Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2010 (amounts in thousands):

	Value	Percentage
Michigan Municipal Bond Fund	$4,261	2.6%
Municipal Income Fund	15,285	1.2

C.  Futures Contracts — Tax Free Bond Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio. The use of futures contracts exposes the Fund to interest rate risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

96   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of August 31, 2010, which are disclosed in the accompanying SOIs, are indicative of the volume of the Fund’s futures contracts activities over the reporting period.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments. As of August 31, 2010, Ohio Municipal Bond Fund and Short-Intermediate Municipal Bond Fund had when-issued securities on their SOIs.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  Floating-Rate Note Obligations Related to Securities Held — Municipal Income Fund may enter into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse.

At August 31, 2010, Municipal Income Fund did not hold any Inverse Floaters.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Arizona Municipal Bond Fund	0.30%
Michigan Municipal Bond Fund	0.30
Municipal Income Fund	0.30
Ohio Municipal Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2010, the annualized effective rate was 0.09% of the Funds’ average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Short-Intermediate Municipal Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Arizona Municipal Bond Fund	$11	$6
Michigan Municipal Bond Fund	2	2
Municipal Income Fund	2	1
Ohio Municipal Bond Fund	13	1
Short-Intermediate Municipal Bond Fund	3	1
Tax Free Bond Fund	17	13

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Arizona Municipal Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%
Michigan Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Municipal Income Fund	0.25	0.25	0.25	n/a	0.25
Ohio Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25	0.10%	0.25
Tax Free Bond Fund	0.25	0.25	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in

98   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest (which includes imputed interest), taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	n/a	0.63%
Michigan Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Municipal Income Fund	0.87	1.52	1.52	n/a	0.62
Ohio Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Short-Intermediate Municipal Bond Fund	0.75	1.30	1.30	0.25%	0.50
Tax Free Bond Fund	0.75	1.44	1.44	n/a	0.58

The contractual expense limitation agreements were in effect for the six months ended August 31, 2010. The expense limitation percentages in the table above are in place until at least June 30, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended August 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended August 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Arizona Municipal Bond Fund	$—	$84	$84
Michigan Municipal Bond Fund	—	86	86
Municipal Income Fund	—	336	336
Ohio Municipal Bond Fund	—	103	103
Short-Intermediate Municipal Bond Fund	818	100	918
Tax Free Bond Fund	3	469	472

	Voluntary Waivers
	Investment Advisory	Total
Short-Intermediate Municipal Bond Fund	$16	$16

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended August 31, 2010 was as follows (amounts in thousands):

Arizona Municipal Bond Fund	$2
Michigan Municipal Bond Fund	2
Municipal Income Fund	32
Ohio Municipal Bond Fund	15
Short-Intermediate Municipal Bond Fund	55
Tax Free Bond Fund	5

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2010, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Arizona Municipal Bond Fund	$11,314	$18,498
Michigan Municipal Bond Fund	15,983	23,675
Municipal Income Fund	129,011	124,318
Ohio Municipal Bond Fund	8,167	7,284
Short-Intermediate Municipal Bond Fund	343,248	246,541
Tax Free Bond Fund	1,609	44,376

During the six months ended August 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$143,076	$11,663	$—	$11,663
Michigan Municipal Bond Fund	156,171	11,162	79	11,083
Municipal Income Fund	1,182,903	63,143	3,606	59,537
Ohio Municipal Bond Fund	297,121	22,592	102	22,490
Short-Intermediate Municipal Bond Fund	1,324,965	35,068	2,565	32,503
Tax Free Bond Fund	640,713	64,167	50	64,117

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act.)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

100   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for all Funds. Significant shareholder transactions, if any, may impact the Funds’ performance.

Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Michigan and Ohio Municipal Bond Funds primarily invest in issuers in the States of Arizona, Michigan and Ohio, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

As of August 31, 2010, companies that insured greater than 20% of the total investments of the respective funds were as follows:

National Public Finance Guarantee Corp:
Arizona Municipal Bond Fund	21.4%
Michigan Municipal Bond Fund	29.6

Assured Guaranty Municipal Corp:
Michigan Municipal Bond Fund	23.4

The concentration percentages presented above do not include insured bonds that have been prerefunded as of August 31, 2010.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which was distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Business Combinations

On February 18, 2009, the Boards of Trustees of JPM II and JPMorgan Trust I (“JPM I”) approved management’s proposals to merge JPMorgan Tax Aware Enhanced Income Fund (“Tax Aware Enhanced Income Fund”) and JPMorgan Tax Aware Short-Intermediate Income Fund (“Tax Aware Short-Intermediate Income Fund”) (collectively, the “Target Funds”) and each a Fund of JPM I, into JPMorgan Short-Intermediate Municipal Bond Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Tax Aware Short-Intermediate Income Fund was approved by Tax Aware Short-Intermediate Income Funds’ shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to the Tax Aware Enhanced Income Fund was approved by Tax Aware Enhanced Income Funds’ shareholders at a special meeting of shareholders held on June 22, 2009. The purpose of the transaction was to combine three portfolios with comparative investment objectives and strategies.

The reorganizations were effective after the close of business on June 26, 2009. The Acquiring Fund acquired all of the assets and liabilities of the Target Funds as shown in the table below. The merger transactions were structured to qualify as tax-free reorganizations under the Code. Pursuant to the Agreements and Plans of Reorganization, Class A, Institutional Class and Select Class shareholders of Tax Aware Enhanced Income Fund and Institutional Class and Select Class shareholders of Tax Aware Short-Intermediate Income Fund received a number of shares of the corresponding class in the Acquiring Fund with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganizations. The investment portfolio of the Target Funds, with a fair value of $264,619 and identified cost of $264,691 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
Tax Aware Enhanced Income Fund
Class A	202	$1,989	$9.87	$93
Institutional Class	3,794	37,402	9.86
Select Class	1,934	19,086	9.87
Tax Aware Short-Intermediate Income Fund
Institutional Class	4,805	$46,656	$9.71	$(165)
Select Class	16,690	162,004	9.71

Acquiring Fund
Short-Intermediate Municipal Bond Fund
Class A	12,498	$129,129	$10.33	$3,815
Class B	190	1,985	10.43
Class C	3,262	33,980	10.42
Institutional Class	3	30	10.37
Select Class	26,373	273,310	10.36
Post Reorganization
Short-Intermediate Municipal Bond Fund
Class A	12,690	$131,117	$10.33	$3,743
Class B	190	1,985	10.43
Class C	3,262	33,980	10.42
Institutional Class	8,108	84,088	10.37
Select Class	43,847	454,400	10.36

102   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2010, and continued to hold your shares at the end of the reporting period, August 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid During March 1, 2010 to August 31, 2010*	Annualized Expense Ratio
Arizona Municipal Bond Fund
Class A
Actual	$1,000.00	$1,039.70	$4.52	0.88%
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,035.90	7.75	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class C
Actual	1,000.00	1,037.20	7.75	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Select Class
Actual	1,000.00	1,041.60	3.24	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

Michigan Municipal Bond Fund
Class A
Actual	1,000.00	1,041.70	4.53	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,038.70	7.66	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class C
Actual	1,000.00	1,039.10	7.66	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Select Class
Actual	1,000.00	1,044.00	3.25	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid During March 1, 2010 to August 31, 2010*	Annualized Expense Ratio
Municipal Income Fund
Class A
Actual	$1,000.00	$1,039.90	$4.42	0.86%
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class B
Actual	1,000.00	1,038.40	7.30	1.42
Hypothetical	1,000.00	1,018.05	7.22	1.42
Class C
Actual	1,000.00	1,037.60	7.29	1.42
Hypothetical	1,000.00	1,018.05	7.22	1.42
Select Class
Actual	1,000.00	1,042.50	3.14	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	1,042.30	4.48	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class B
Actual	1,000.00	1,039.70	7.51	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class C
Actual	1,000.00	1,038.90	7.50	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Select Class
Actual	1,000.00	1,043.80	3.19	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62

Short-Intermediate Municipal Bond Fund
Class A
Actual	1,000.00	1,015.70	3.76	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class B
Actual	1,000.00	1,013.00	6.29	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,014.10	6.30	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Institutional Class
Actual	1,000.00	1,019.20	1.22	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
Select Class
Actual	1,000.00	1,017.90	2.49	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

104   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

	Beginning Account Value, March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid During March 1, 2010 to August 31, 2010*	Annualized Expense Ratio
Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,041.00	$3.86	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class B
Actual	1,000.00	1,037.30	7.39	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class C
Actual	1,000.00	1,036.70	7.39	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Select Class
Actual	1,000.00	1,041.70	2.98	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   105

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to the Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, who became the investment adviser for the Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and

106   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Arizona Municipal Bond Fund, Michigan Municipal Bond Fund, Municipal Income Fund, Ohio Municipal Bond Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis that was done by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Arizona Municipal Bond Fund’s performance was in the fifth, second and second quintiles for Class A shares and in the fourth, first and first quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Michigan Municipal Bond Fund’s performance was in the fifth, third and third quintiles for Class A shares and in the fourth, second and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Municipal Income Fund’s performance was in the third quintile for each period for Class A shares and in the third, third and second quintiles for the Select Class shares, respectively, for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Ohio Municipal Bond Fund’s performance was in the fourth, second and second quintiles for the Class A shares and in the fourth, first and first quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and the investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s performance was in the fourth, second and third quintiles for the Class A shares and in the third, first and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Free Bond Fund’s performance was in the fifth, first and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

108   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2010

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Arizona Municipal Bond Fund’s net advisory fee for Class A and Select Class shares were in the second and first quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Michigan Municipal Bond Fund’s net advisory fee for Class A and Select Class shares were in the second and first quintiles, respectively, and that the actual total expenses for Class A and Select Class Shares were in the fourth and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Municipal Income Fund’s net advisory fee for both Class A and Select Class shares were in the second quintile and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Ohio Municipal Bond Fund’s net advisory fee for Class A and Select Class shares were in the second and first quintiles, respectively, and that the actual total expenses for the Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Free Bond Fund’s net advisory fee for Class A and Select Class shares were in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

AUGUST 31, 2010        J.P. MORGAN MUNICIPAL BOND FUNDS   109

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. August 2010	SAN-MUNIBOND-810

Semi-Annual Report

J.P. Morgan Money Market Funds

August 31, 2010 (Unaudited)

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

CEO’s Letter	1
Fund Facts:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	22
Financial Highlights	28
Notes to Financial Statements	36
Schedule of Shareholder Expenses	41
Board Approval of Investment Advisory Agreements	43

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER
SEPTEMBER 17, 2010 (Unaudited)

Dear Shareholder:

Earlier this year, investors embraced signs that Wall Street finally seemed to be on the mend. The economy appeared to be recovering, with improvements in housing starts, industrial production, and productivity growth all suggesting that the economy was coming out of recession.

“The economy appeared to be recovering, with improvements in housing starts, industrial production, and productivity growth all suggesting that the economy was coming out of recession.”

These positive developments helped the U.S. stock market maintain the strong momentum it had enjoyed since March 2009. But in April 2010, investors received a painful reminder of just how sensitive the markets continue to be to the health of the economy. A wave of discouraging U.S. economic data, compounded by the global economic crisis and a rapidly accelerating Chinese economy, cast doubt on the recovery, resulting in heightened volatility and a major market correction.

Today, the market continues to be sensitive to signs of soft economic growth, including ongoing consumer deleveraging, a still-troubled global financial system, and a weak housing market. However, we are encouraged by the recent release of positive economic data, including rising corporate profits, which are now within striking distance of their all-time high set in 2007.

Investors’ aversion to risk drive yields to record lows

A combination of near-zero official policy rates, central bank bond purchases, investor aversion to risk, and concerns over economic recovery have driven U.S. Treasury yields to historic lows. The yield on 30-year U.S. Treasury bond yields dropped from 4.6% to 3.5%, the benchmark 10-year U.S. Treasury bond yields declined from 3.6% to 2.5%, and the two-year U.S. Treasury note dipped from 0.8% to 0.5% as of the six-month reporting period ending August 31st, 2010.

Equities start strong, but end on a discouraging note

While U.S. equity indices started the reporting period strong, slow U.S. domestic growth and deflation fears began to draw investors away from equities in April, as many rotated into the safety of U.S. Treasuries and gold. By August, equity investors had clearly taken a summer vacation, and stocks limped to their worst August since 2001. The Standard & Poor’s 500 Index closed at 1,049 on August 31st, 2010, posting a decline of 4.0% from February 26th, 2010.

An important perspective on recovery

Recently, when testifying to Congress about the state of the economy, Federal Reserve Chairman Ben Bernanke described the outlook as being “unusually uncertain.” I suspect most investors would agree with this outlook. Depending on whether you choose to look at the lackluster economy, the sharp revival in corporate profits, or the volatile markets, you can paint three very different pictures of the investment environment.

Regardless of how you view the environment however, we believe it’s important to refrain from making emotional investment decisions based on what may have happened over the past decade, or what you think may lie ahead. Certainly, timing any reacceleration in economic growth can be very difficult, as the economy remains vulnerable to a number of risks that could lead to a relapse. Thus, as the economy slowly moves through the difficult waters of recovery, we believe investors should take a balanced approach to investing, and try to remain as broadly diversified as possible.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
CEO-Investment Management Americas
J.P. Morgan Asset Management

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND FACTS
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan and Service
Net Assets as of 8/31/2010	$1.2 Billion
Weighted Average Maturityˆ	20 days
Weighted Average Lifeˆˆ	21 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE **

1 day	4.8%
2–7 days	79.7
8–30 days	4.4
31–60 days	5.2
61–90 days	0.9
91–180 days	1.7
181+ days	3.3

7-DAY SEC YIELD (1)

E*Trade Shares	0.06%
Morgan Shares	0.05
Service Shares	0.05

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

ˆˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(1)	The yields for E*Trade Shares, Morgan Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.69)%, (0.24)% and (0.69)% for E*Trade Shares, Morgan Shares and Service shares, respectively.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	Percentages based on total value of investments as of August 31, 2010.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan Michigan Municipal Money Market Fund

FUND FACTS
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/2010	$201.5 Million
Weighted Average Maturityˆ	31 days
Weighted Average Lifeˆˆ	31 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE **

1 day	10.6%
2–7 days	72.9
8–30 days	2.5
31–60 days	3.7
91–180 days	3.6
181+ days	6.7

7-DAY SEC YIELD (1)

Morgan Shares	0.04%
Premier Shares	0.04
Reserve Shares	0.04

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

ˆˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.26)%, (0.11)% and (0.36)% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	Percentages based on total value of investments as of August 31, 2010.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND FACTS
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Objective
Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*

Primary Investment	New York short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan, Reserve and Service
Net Assets as of 8/31/2010	$1.6 Billion
Weighted Average Maturityˆ	28 days
Weighted Average Lifeˆˆ	28 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE **

1 day	23.5%
2–7 days	66.6
31–60 days	0.5
91–180 days	2.5
181+ days	6.9

7-DAY SEC YIELD (1)

E*Trade Shares	0.11%
Morgan Shares	0.10
Reserve Shares	0.10
Service Shares	0.10

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

ˆˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(1)	The yields for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.63)%, (0.18)%, (0.28)% and (0.63)% for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares, respectively.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	Percentages based on total value of investments as of August 31, 2010.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan Ohio Municipal Money Market Fund

FUND FACTS
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Reserve and Service
Net Assets as of 8/31/2010	$62.1 Million
Weighted Average Maturityˆ	21 days
Weighted Average Lifeˆˆ	21 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE **

1 day	8.0%
2–7 days	74.4
8–30 days	2.9
61–90 days	7.5
91–180 days	5.6
181+ days	1.6

7-DAY SEC YIELD (1)

Morgan Shares	0.05%
Premier Shares	0.05
Reserve Shares	0.05
Service Shares	0.05

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

ˆˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(1)	The yields for Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.34)%, (0.19)%, (0.44)% and (0.79)% for Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	Percentages based on total value of investments as of August 31, 2010.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 13.3% (n)
	California — 13.3%
	California State Department of Water Resources,
5,205	0.300%, 09/02/10	5,205
14,081	0.330%, 10/06/10	14,081
7,325	0.400%, 09/29/10	7,325
4,301	0.420%, 09/09/10	4,301
	California Statewide Communities Development Authority,
10,000	0.380%, 11/03/10	10,000
10,000	Series 2008-C, Rev., 0.400%, 12/06/10	10,000
6,245	Imperial Irregation, 0.250%, 09/02/10	6,245
6,000	Orange County Water District, 0.280%, 09/09/10	6,000
	San Diego County Water Authority,
7,500	0.240%, 09/07/10	7,500
5,000	0.260%, 10/18/10	5,000
8,295	0.270%, 09/07/10	8,295
20,000	0.270%, 10/18/10	20,000
10,750	0.300%, 09/02/10	10,750
5,000	San Joaquin County, 0.240%, 09/10/10	5,000
	State of California,
10,000	0.300%, 09/01/10	10,000
10,000	0.310%, 09/07/10	10,000
15,000	0.320%, 09/07/10	15,000
	Total Commercial Paper (Cost $154,702)	154,702
Daily Demand Notes — 3.9%
	California — 3.9%
1,800	California Educational Facilities Authority, Chapman University, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 09/01/10	1,800
4,505	California Health Facilities Financing Authority, Adventist Health System, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.190%, 09/01/10	4,505
1,700	California Infrastructure & Economic Development Bank, India Community Center, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/01/10	1,700
	California Infrastructure & Economic Development Bank, Pacific Gas & Electric,
5,700	Series C, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 09/01/10	5,700
2,600	Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.190%, 09/01/10	2,600
5,557	City of Irvine, Improvement Bond Act of 1915, District No. 04-20, Limited Obligation Assessment, Series B, Rev., VRDO, LOC: KBC Bank N.V., 0.230%, 09/01/10	5,557
5,300	City of Irvine, Improvement Bond Act of 1915, District No. 07-22, Limited Obligation Assessment, Series A, Rev., VRDO, LOC: KBC Bank N.V., 0.230%, 09/01/10	5,300
3,000	City of Irvine, Improvement Bond Act of 1915, District No. 89-10, Special Assessment, VRDO, LOC: State Street Bank & Trust Co., 0.230%, 09/01/10	3,000
6,700	Sacramento County Sanitation Districts Financing Authority, Sub Lien, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 09/01/10	6,700
4,200	State of California, Series B, Subseries B-7, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.280%, 09/01/10	4,200
3,700	State of California, Economic Recovery, Series C-5, GO, VRDO, LOC: Bank of America N.A., 0.250%, 09/01/10	3,700
	Total Daily Demand Notes (Cost $44,762)	44,762
Monthly Demand Note — 0.9%
	California — 0.9%
10,787	CRHMFA Homebuyers Fund, Single Family Mortgage, Draw Down, Rev., VRDO, 0.560%, 09/07/10 (Cost $10,787)	10,787
Municipal Bonds — 5.8%
	California — 5.8%
	City of Berkeley,
10,000	GO, TRAN, 1.000%, 10/28/10	10,009
5,000	GO, TRAN, 2.000%, 06/30/11	5,066
7,500	Orange County, Series A, Rev., TRAN, 2.000%, 06/30/11	7,599
10,000	San Diego County School Districts, Series A, Rev., TRAN, 2.000%, 06/30/11	10,133
	San Francisco City & County Airports Commission,
10,000	Series A, Rev., VAR, 0.750%, 09/15/10	10,000
10,000	Series B, Rev., VAR, 0.750%, 09/15/10	10,000
5,000	Santa Barbara County, GO, TRAN, 2.000%, 06/30/11	5,067
10,000	Ventura County, GO, TRAN, 2.000%, 07/01/11	10,134
	Total Municipal Bonds (Cost $68,008)	68,008

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Semi-Annual Demand Notes — 1.5%
	California — 1.5%
	Wells Fargo Stage Trust,
9,725	Series 2009-37C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.400%, 02/16/11 (e)	9,725
8,150	Series 2009-63C, GO, VRDO, LIQ: Wells Fargo & Company, 0.390%, 09/16/10 (e)	8,150
	Total Semi-Annual Demand Notes (Cost $17,875)	17,875
Weekly Demand Notes — 73.3%
	California — 73.2%
1,100	Abag Finance Authority for Nonprofit Corps. Housing, Arbors Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.290%, 09/07/10 (m)	1,100
6,000	Abag Finance Authority for Nonprofit Corps. Housing, California Hill Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.320%, 09/07/10	6,000
1,852	Alameda County IDA, Autumn Press, Inc. Project, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.400%, 09/07/10	1,852
8,010	Alameda Public Financing Authority, Alameda Point Improvement Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.240%, 09/07/10	8,010
5,000	Anaheim Public Financing Authority, Series ROCS-RR-II-R-10356, Rev., VRDO, BHAC-CR, NATL-RE, LIQ: Citibank N.A., 0.300%, 09/07/10 (e)	5,000
	Austin Trust,
3,180	Series 2008-1134, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.320%, 09/07/10	3,180
5,000	Series 2008-1167, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.320%, 09/07/10	5,000
1,750	Series 2008-3013X, Rev., VRDO, LIQ: Bank of America N.A., 0.290%, 09/07/10 (e)	1,750
6,050	Series 2008-3014X, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.320%, 09/07/10	6,050
6,665	Series 2008-3039X, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.320%, 09/07/10	6,665
8,680	Series 2008-3301, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.330%, 09/07/10	8,680
2,040	Series 2008-3312, GO, VRDO, AGM-CR, NATL-RE, LIQ: Bank of America N.A., 0.320%, 09/07/10	2,040
2,800	Series 2008-3501, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.290%, 09/07/10	2,800
	Barclays Capital Municipal Trust Receipts,
5,200	Series 11B, Rev., VRDO, LIQ: Barclays Bank plc, 0.270%, 09/07/10 (e)	5,200
3,750	Series 2W, Rev., VRDO, LIQ: Barclays Bank plc, 0.270%, 09/07/10 (e)	3,750
3,750	Series 8B, Rev., VRDO, LIQ: Barclays Bank plc, 0.270%, 09/07/10 (e)	3,750
	Bay Area Toll Authority, Toll Bridge,
5,500	Series C-4, Rev., VRDO, 0.200%, 09/07/10	5,500
4,000	Series ROCS-RR-II-R-11787, Rev., VRDO, LIQ: Citibank N.A., 0.300%, 09/07/10 (e)	4,000
5,080	Beaumont Utility Authority, Wastewater Enterprise Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.280%, 09/07/10	5,080
1,700	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.320%, 09/07/10	1,700
4,675	California Educational Facilities Authority, Life Chiropractic College, Rev., VRDO, LOC: Bank of The West, 0.240%, 09/07/10	4,675
3,350	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 0.250%, 09/07/10	3,350
2,600	California Housing Finance Agency, Multi-Family Housing, Series B, Rev., VRDO, LOC: FNMA, 0.300%, 09/07/10	2,600
15,070	California Infrastructure & Economic Development Bank, Buck Institute for Age Research, Rev., VRDO, LOC: Bank of New York, 0.250%, 09/07/10	15,070
5,045	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of California N.A., 0.320%, 09/07/10	5,045
3,600	California Infrastructure & Economic Development Bank, Kruger & Sons, Inc. Project, Rev., VRDO, AMT, LOC: Bank of The West, 0.300%, 09/07/10	3,600
4,940	California Infrastructure & Economic Development Bank, M.A. Silva Corks USA LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 09/07/10	4,940
6,865	California Infrastructure & Economic Development Bank, Westmark School Project, Rev., VRDO, LOC: First Republic Bank, 0.310%, 09/07/10	6,865
10,000	California Municipal Finance Authority, Westmont College, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.280%, 09/07/10	10,000
	California Pollution Control Financing Authority, Resource Recovery, Wadham Energy,
1,400	Series B, Rev., VRDO, LOC: BNP Paribas, 0.290%, 09/07/10	1,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
5,800	Series C, Rev., VRDO, LOC: BNP Paribas, 0.290%, 09/07/10	5,800
3,100	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.310%, 09/07/10	3,100
14,400	California Pollution Control Financing Authority, Sierra Pacific Industries Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.270%, 09/07/10	14,400
850	California State Department of Water Resources, Power Supply, Series C-10, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 09/07/10	850
650	California Statewide Communities Development Authority, IDR, EVAPCO Project, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	650
1,155	California Statewide Communities Development Authority, IDR, Kennerly Project, Series A, Rev., VRDO, LOC: Bank of The West, 0.280%, 09/07/10	1,155
	California Statewide Communities Development Authority, Kaiser Permanente,
10,000	Series A, Rev., VRDO, 0.260%, 09/07/10	10,000
12,800	Series D, Rev., VRDO, 0.260%, 09/07/10	12,800
20,240	California Statewide Communities Development Authority, Los Angeles County Museum of Art Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.260%, 09/07/10	20,240
5,200	California Statewide Communities Development Authority, Motion Picture and TV Fund, Series A, Rev., VRDO, LOC: BNP Paribas, 0.270%, 09/07/10	5,200
10,000	California Statewide Communities Development Authority, Oakmont Concord Project, Series Q, Rev., VRDO, LIQ: FNMA, 0.290%, 09/07/10	10,000
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.330%, 09/07/10	2,000
3,640	California Statewide Communities Development Authority, Tiger Woods Learning Foundation, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/07/10	3,640
8,685	City & County of San Francisco, Multi-Family Housing, Series 34G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.300%, 09/07/10	8,685
9,555	City of Fremont, Capital Improvement Financing Project, COP, VRDO, LOC: Scotiabank, 0.270%, 09/07/10	9,555
15,170	City of Fresno, Sewer Revenue, Series ROCS-RR-II-R-11741, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.300%, 09/07/10 (e)	15,170
2,105	City of Fresno, Trinity Health Credit, Series C, Rev., VRDO, 0.300%, 09/07/10	2,105
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VRDO, LIQ: FNMA, 0.270%, 09/07/10	2,000
2,200	City of Livermore, Multi-Family Housing, Diablo Vista Apartments, Rev., VRDO, LIQ: FNMA, 0.260%, 09/07/10	2,200
13,410	City of Long Beach, Series PT-3876, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.610%, 09/07/10	13,410
9,255	City of Los Angeles, Multi-Family Housing, Series PT-3700, Rev., VRDO, 0.460%, 09/07/10	9,255
29,035	City of Los Angeles, Wastewater Systems, EAGLE, Series 2006-0013, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.300%, 09/07/10	29,035
6,275	City of Modesto, Multi-Family Housing, Live Oak Apartments Project, Rev., VRDO, LIQ: FNMA, 0.400%, 09/07/10	6,275
4,000	City of Modesto, Multi-Family Housing, Westdale Commons, Series A, Rev., VRDO, LIQ: FNMA, 0.500%, 09/07/10	4,000
3,120	City of Palo Alto, Series ROCS-RR-II-R-11859, GO, VRDO, LIQ: Citibank N.A., 0.300%, 09/07/10 (e)	3,120
6,300	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 0.300%, 09/07/10	6,300
5,000	City of Richmond, Wastewater Systems, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.260%, 09/07/10	5,000
800	City of San Leandro, Multi-Family Housing, Parkside, Series A, Rev., VRDO, LIQ: FNMA, 0.280%, 09/07/10	800
	Deutsche Bank Spears/Lifers Trust Various States,
3,900	Series DB-413, Rev., VRDO, AMBAC, 0.360%, 09/07/10	3,900
21,280	Series DB-422, GO, VRDO, AGM, NATL-RE, AMBAC, FGIC, LIQ: Deutsche Bank AG, 0.290%, 09/07/10	21,280
8,040	Eclipse Funding Trust, Solar Eclipse, California, Series 2006-0065, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	8,040

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
8,190	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	8,190
7,045	Eclipse Funding Trust, Solar Eclipse, San Jose, Series 2007-0037, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	7,045
10,595	Eclipse Funding Trust, Solar Eclipse, San Mateo, Tax Allocation, Series 2006-0052, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	10,595
7,120	Eclipse Funding Trust, Solar Eclipse, Santa Cruz, Tax Allocation, Series 2006-0031, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	7,120
8,655	Hacienda La Puente Unified School District, Series PT-2877, GO, VRDO, FGIC, LIQ: Dexia Credit Local, 0.540%, 09/07/10	8,655
490	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 09/07/10	490
24,540	Inland Valley Development Agency, Tax Allocation, VRDO, LOC: Union Bank of California N.A., 0.280%, 09/07/10	24,540
5,905	Lake Elsinore Recreation Authority, Public Facilities Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.280%, 09/07/10	5,905
3,740	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, LIQ: FHLMC, 0.260%, 09/07/10	3,740
5,000	Los Angeles Department of Airports, Series ROCS-RR-II-R-11822, Rev., VRDO, LIQ: Citibank N.A., 0.300%, 09/07/10 (e)	5,000
15,795	Los Angeles Department of Water & Power, Series ROCS-RR-II-R-11281, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 0.310%, 09/07/10	15,795
4,600	Los Angeles Department of Water & Power, Power System, Subseries A-7, Rev., VRDO, 0.250%, 09/07/10	4,600
6,820	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.440%, 09/07/10	6,820
2,500	Madera Public Financing Authority, Golf Course Refining Project, Rev., VRDO, LOC: Union Bank N.A., 0.270%, 09/07/10	2,500
	Metropolitan Water District of Southern California,
4,485	Series 2740, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10	4,485
9,525	Series ROCS-RR-II-R-11565, Rev., VRDO, BHAC-CR, FGIC, LIQ: Citibank N.A., 0.300%, 09/07/10	9,525
20,600	Northern California Gas Authority No. 1, Series 98, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.300%, 09/07/10	20,600
26,000	Nuveen Insured, VAR, 0.550%, 09/07/10	26,000
26,500	Nuveen Insured, VAR, 0.490%, 09/07/10	26,500
985	Orange County Housing Authority, Multi-Family Housing, Lantern Pines Project, Series CC, Rev., VRDO, LIQ: FNMA, 0.300%, 09/07/10	985
5,940	Pleasant Valley School District/Ventura County, Series PT-2783, GO, VRDO, NATL-RE, LIQ: Dexia Credit Local, 0.540%, 09/07/10	5,940
	Puttable Floating Option Tax-Exempt Receipts,
14,925	Series MT-557, Rev., VRDO, LIQ: FHLMC, 0.460%, 09/07/10	14,925
3,340	Series PT-4665, Rev., VRDO, LIQ: Bank of America N.A., 0.290%, 09/07/10 (e)	3,340
11,480	Series PT-4672, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.280%, 09/07/10 (e)	11,480
11,250	Series PT-4683, GO, VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.320%, 09/07/10 (e)	11,250
13,515	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, LIQ: FHLMC, 0.370%, 09/07/10	13,515
10,700	Sacramento County Housing Authority, Multi-Family Housing, Ashford Heights Apartments, Series H, Rev., VRDO, LIQ: FNMA, 0.290%, 09/07/10	10,700
10,200	Sacramento County Housing Authority, Multi-Family Housing, Hasting Park Apartments, Series G, Rev., VRDO, LIQ: FNMA, 0.300%, 09/07/10	10,200
3,000	Sacramento County Sanitation Districts Financing Authority, Sub Lien, Regional, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/07/10	3,000
3,020	San Bernardino County Housing Authority, Multi-Family Housing, Montclair Heritage, Series A, Rev., VRDO, LOC: California Federal Bank, 0.260%, 09/07/10	3,020
2,200	San Bernardino County, Multi-Family Housing, Rosewood Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.280%, 09/07/10	2,200

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
800	San Bernardino County, Multi-Family Housing, Somerset Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.280%, 09/07/10	800
3,155	San Francisco City & County Public Utilities Commission, Series 2190, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.300%, 09/07/10	3,155
19,815	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.470%, 09/07/10	19,815
1,275	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 09/07/10	1,275
4,244	Santa Clara County Housing Authority, Multi-Family Housing, Willows Apartments, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.330%, 09/07/10	4,244
10,000	Santa Clara Valley Transportation Authority, Series D, Rev., VRDO, 0.250%, 09/07/10	10,000
41,900	Southern California Public Power Authority, Rev., VRDO, LOC: KBC Bank N.V., 0.260%, 09/07/10	41,900
	State of California,
8,500	Series B-1, GO, VRDO, LOC: BNP Paribas, 0.240%, 09/07/10	8,500
13,000	Series B-2, GO, VRDO, LOC: BNP Paribas, 0.260%, 09/07/10	13,000
10,470	Series DCL-049, GO, VRDO, AGM, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 0.540%, 09/07/10	10,470
5,250	Tahoe Forest Hospital District, Series ROCS-RR-II-R-11863, GO, VRDO, LIQ: Citibank N.A., 0.340%, 09/07/10 (e)	5,250
	University of California,
4,495	Series 1119, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.310%, 09/07/10	4,495
10,615	Series 1274, Rev., VRDO, NATL-RE, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10	10,615
34,280	Series 2902, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Bank, 0.320%, 09/07/10	34,280
5,320	Wells Fargo Stage Trust, Series 56C, GO, VRDO, LIQ: Wells Fargo & Company, 0.280%, 09/07/10 (e)	5,320
5,975	Woodland Finance Authority, Series ROCS-RR-II-R-11805, Rev., VRDO, LIQ: Citibank N.A., 0.300%, 09/07/10 (e)	5,975
		852,371
	Other Territories — 0.1%
1,555	Deutsche Bank Spears/Lifers Trust Various States, Series DB-344, Rev., VRDO, NATL-RE, AMBAC, LIQ: Deutsche Bank AG, 0.290%, 09/07/10	1,555
	Total Weekly Demand Notes (Cost $853,926)	853,926
	Total Investments — 98.7% (Cost $1,150,060) *	1,150,060
	Other Assets in Excess of Liabilities — 1.3%	15,044
	NET ASSETS — 100.0%	$1,165,104

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 3.0% (n)
	Michigan — 3.0%
6,100	Michigan State Housing Development Authority, 0.380%, 10/05/10 (Cost $6,100)	6,100
Daily Demand Notes — 10.4%
	Michigan — 10.4%
300	Farmington Hills Hospital Finance Authority, Botsford Obligated, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 09/01/10	300
7,765	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.310%, 09/01/10	7,765
4,650	Michigan State Housing Development Authority, Multi-Family Housing, Series A, Rev., VRDO, AMT, AGM, 0.320%, 09/01/10	4,650
6,160	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.330%, 09/01/10	6,160
200	University of Michigan, Hospital, Series A-2, Rev., VRDO, 0.250%, 09/01/10	200
1,900	University of Michigan, Medical Services Plan, Series A-1, Rev., VRDO, 0.250%, 09/01/10	1,900
	Total Daily Demand Notes (Cost $20,975)	20,975
Municipal Bonds — 7.7%
	Michigan — 7.7%
3,000	City of Kalamazoo, GO, TAN, 1.400%, 12/01/10	3,007
5,000	Genesee County, GO, TAN, 1.000%, 09/30/10	5,001
6,000	Michigan Finance Authority, Series D-1, Rev., 2.000%, 08/19/11	6,069
1,350	Michigan State Building Authority, Facilities Program, Series II, Rev., NATL-RE-IBC, 5.250%, 10/15/10 (p)	1,358
	Total Municipal Bonds (Cost $15,435)	15,435
Semi-Annual Demand Note — 2.0%
	Michigan — 2.0%
4,105	Wells Fargo Stage Trust, Floater Certificates, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.400%, 02/24/11 (e) (Cost $4,105)	4,105
Weekly Demand Notes — 75.3%
	Michigan — 75.3%
2,000	Austin Trust, Multi- Family Housing, Series 2007-1009, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.370%, 09/07/10 (m)	2,000
2,590	City of Detroit, Series PT-3756, Rev., VRDO, AGM, 0.550%, 09/07/10	2,590
1,000	City of Grand Rapids, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/07/10	1,000
	Detroit City School District,
1,410	Series PT-3556, GO, VRDO, FGIC, Q-SBLF, LIQ: Dexia Credit Local, 0.550%, 09/07/10	1,410
3,000	Series ROCS RR II R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.310%, 09/07/10 (e)	3,000
9,700	Series ROCS RR II R-12251, GO, VRDO, BHAC-CR, AGM-CR, FGIC, Q-SBLF, 0.310%, 09/07/10 (e)	9,700
10,255	Eclipse Funding Trust, Solar Eclipse, Detroit, Series 2006-0001, GO, VRDO, AGM, Q-SBLF, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	10,255
1,600	Holt Public Schools, GO, VRDO, Q-SBLF, 0.350%, 09/07/10	1,600
2,465	Jackson County Economic Development Corp., Melling Tool Co. Project, Rev., VRDO, LOC: Comerica Bank, 0.450%, 09/07/10	2,465
2,000	Kent Hospital Finance Authority, Spectrum Health, Series B3, Rev., VRDO, 0.260%, 09/07/10	2,000
	Michigan State Hospital Finance Authority,
2,480	Series 1308, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.310%, 09/07/10	2,480
1,500	Series ROCS-RR-II-R-11869, Rev., VRDO, LIQ: Citibank N.A., 0.320%, 09/07/10 (e)	1,500
	Michigan State Housing Development Authority,
10,000	Series B, Rev., VRDO, AMT, LOC: FNMA, 0.350%, 09/07/10	10,000
3,450	Series C, Rev., VRDO, 0.310%, 09/07/10	3,450
1,275	Series C, Rev., VRDO, AMT, 0.350%, 09/07/10	1,275
6,950	Series D, Rev., VRDO, LOC: FNMA, 0.300%, 09/07/10	6,950
4,940	Series D, Rev., VRDO, AMT, 0.350%, 09/07/10	4,940
14,515	Series E, Rev., VRDO, AMT, 0.360%, 09/07/10	14,515
500	Series ROCS RR II R-11676, Rev., VRDO, LIQ: Citibank N.A., 0.310%, 09/07/10 (e)	500
7,100	Michigan State Housing Development Authority, Ascension Health, Series F-8, Rev., VRDO, 0.390%, 03/30/11	7,100
	Michigan State Housing Development Authority, Multi-Family Housing,
6,350	Series C, Rev., VRDO, AMT, 0.350%, 09/07/10	6,350
440	Series D, Rev., VRDO, AMT, 0.360%, 09/07/10	440

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
6,010	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/07/10	6,010
1,370	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 09/07/10	1,370
3,000	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 09/07/10	3,000
885	Michigan Strategic Fund, Artex Label & Graphics, Rev., VRDO, LOC: U.S. Bank N.A., 0.510%, 09/07/10	885
1,700	Michigan Strategic Fund, B&C Leasing LLC Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.500%, 09/07/10	1,700
1,000	Michigan Strategic Fund, Bayloff Properties LLC Project, Rev., VRDO, LOC: PNC Bank N.A., 0.460%, 09/07/10	1,000
500	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Rev., VRDO, LOC: Lasalle Bank Midwest, 0.500%, 09/07/10	500
1,000	Michigan Strategic Fund, Consumers Energy Co. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.310%, 09/07/10	1,000
860	Michigan Strategic Fund, Custom Profile, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 0.510%, 09/07/10	860
420	Michigan Strategic Fund, Dou-Form Acquisition Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.380%, 09/07/10	420
1,500	Michigan Strategic Fund, Geskus Photography, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.510%, 09/07/10	1,500
548	Michigan Strategic Fund, Grayling Generating Project, Rev., VRDO, LOC: Barclays Bank New York, 0.310%, 09/07/10	548
930	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: Lasalle Bank N.A., 0.500%, 09/07/10	930
1,070	Michigan Strategic Fund, Merchants LLC Project, Rev., VRDO, LOC: National City Bank, 0.380%, 09/07/10	1,070
2,905	Michigan Strategic Fund, Millenium Steering LLC Project, Rev., VRDO, LOC: Comerica Bank, 0.450%, 09/07/10	2,905
1,820	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.460%, 09/07/10	1,820
2,600	Michigan Strategic Fund, Surflow Plastics, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.450%, 09/07/10	2,600
2,815	Michigan Strategic Fund, Waterfront, Series A, Rev., VRDO, LOC: Deutsche Bank A.G., 0.290%, 09/07/10	2,815
1,740	Oakland County EDC, A&M Label Project, Rev., VRDO, LOC: National City Bank of Michigan, 0.380%, 09/07/10	1,740
2,100	Oakland County EDC, V&M Corp. Project, Rev., VRDO, LOC: Standard Federal Bank, 0.500%, 09/07/10	2,100
5,000	Puttable Floating Option Tax-Exempt Receipts, Series MT-631, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.450%, 09/07/10 (e)	5,000
	RBC Municipal Products, Inc. Trust, Floater Certificates,
3,820	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.330%, 09/07/10	3,820
5,950	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.330%, 09/07/10	5,950
	Wayne County Airport Authority, Detroit Metropolitan,
1,050	Series C1, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.320%, 09/07/10	1,050
3,800	Series C3, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.320%, 09/07/10	3,800
1,800	Series D, Rev., VRDO, LOC: Wachovia Bank N.A., 0.270%, 09/07/10	1,800
	Total Weekly Demand Notes (Cost $151,713)	151,713
	Total Investments — 98.4% (Cost $198,328) *	198,328
	Other Assets in Excess of Liabilities — 1.6%	3,131
	NET ASSETS — 100.0%	$201,459

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — 23.4%
	New York — 23.4%
5,600	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.270%, 09/01/10	5,600
	Metropolitan Transportation Authority,
29,700	Series G, Rev., VRDO, LOC: BNP Paribas, 0.220%, 09/01/10	29,700
900	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/01/10	900
	New York City,
105	Series B2, Subseries B-5, GO, VRDO, NATL-RE, 0.230%, 09/01/10	105
2,200	Series H, Subseries H-2, GO, VRDO, NATL-RE, 0.230%, 09/01/10	2,200
5,550	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.260%, 09/01/10	5,550
800	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.240%, 09/01/10	800
1,000	Subseries A-4, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.270%, 09/01/10	1,000
700	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.240%, 09/01/10	700
13,250	Subseries A-7, GO, VRDO, AMBAC, 0.290%, 09/01/10	13,250
2,300	Subseries E-4, GO, VRDO, LOC: BNP Paribas, 0.220%, 09/01/10	2,300
730	Subseries H-1, GO, VRDO, LOC: Bank of New York, 0.240%, 09/01/10	730
2,700	Subseries H-1, GO, VRDO, LOC: Dexia Credit Local, 0.260%, 09/01/10	2,700
3,175	Subseries H-2, GO, VRDO, LOC: Dexia Credit Local, 0.280%, 09/01/10	3,175
10,400	Subseries H-4, GO, VRDO, LOC: Bank of New York, 0.240%, 09/01/10	10,400
26,500	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.240%, 09/01/10	26,500
4,750	Subseries L-3, GO, VRDO, 0.250%, 09/01/10	4,750
6,255	Subseries L-4, GO, VRDO, LOC: U.S. Bank N.A., 0.240%, 09/01/10	6,255
5,450	New York City Municipal Water Finance Authority, Series F, Subseries F-2, Rev., VRDO, 0.260%, 09/01/10	5,450
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
21,185	Series AA-1, Rev., VRDO, 0.260%, 09/01/10	21,185
4,850	Series BB-1, Rev., VRDO, 0.280%, 09/01/10	4,850
7,200	Series BB-2, Rev., VRDO, 0.230%, 09/01/10	7,200
49,450	Series BB-3, Rev., VRDO, 0.240%, 09/01/10	49,450
28,565	Series CC-1, Rev., VRDO, 0.220%, 09/01/10	28,565
29,025	New York City Municipal Water Finance Authority, Water & Sewer Systems, Subseries B-3, Rev., VRDO, 0.250%, 09/01/10	29,025
	New York City Transitional Finance Authority, Future Tax Secured,
900	Series B, Rev., VRDO, 0.240%, 09/01/10	900
85,250	Series C, Rev., VRDO, 0.230%, 09/01/10	85,250
210	Subseries C-4, Rev., VRDO, 0.260%, 09/01/10	210
3,400	Subseries C-5, Rev., VRDO, 0.230%, 09/01/10	3,400
3,180	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-H, Rev., VRDO, 0.230%, 09/01/10	3,180
8,030	New York City, Fiscal 2008, Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.270%, 09/01/10	8,030
685	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.280%, 09/01/10	685
	Trust for Cultural Resources, Lincoln Center,
8,600	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 09/01/10	8,600
5,650	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/01/10	5,650
	Total Daily Demand Notes (Cost $378,245)	378,245
Municipal Bonds — 10.0%
	New York — 10.0%
5,300	Arkport Central School District, GO, BAN, 1.500%, 06/17/11	5,333
9,715	Cheektowaga-Maryvale Union Free School District, GO, BAN, 1.750%, 12/22/10	9,745
14,000	East Islip Union Free School District, GO, TAN, 1.500%, 06/30/11	14,075
	Elmira City School District,
10,000	GO, BAN, 1.500%, 02/17/11	10,035
7,918	GO, BAN, 1.750%, 10/20/10	7,924
2,640	Gouverneur Central School District, School Construction, GO, BAN, 1.750%, 06/24/11	2,658
	Greene Central School District,
5,000	GO, BAN, 1.500%, 06/30/11	5,013
10,000	GO, BAN, 1.750%, 06/30/11	10,032
13,500	Ilion Central School District, GO, BAN, 1.500%, 06/30/11	13,540
13,820	Jamestown City School District, GO, BAN, 1.750%, 04/13/11	13,880
15,000	Metropolitan Transportation Authority, RAN, 2.000%, 12/31/10	15,080

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
11,281	Owego Apalachin Central School District, Series A, GO, BAN, 1.500%, 06/20/11	11,341
7,485	Town of Clarence, GO, BAN, 1.500%, 07/28/11	7,535
11,385	Town of Poughkeepsie, GO, BAN, 1.250%, 03/18/11	11,417
10,000	Union Endicott Central School District, GO, BAN, 1.500%, 06/30/11	10,052
5,860	Village of Solvay, GO, BAN, 1.500%, 02/10/11	5,871
7,000	Waverly Central School District, Series A, GO, BAN, 2.000%, 07/15/11	7,055
	Total Municipal Bonds (Cost $160,586)	160,586
Weekly Demand Notes — 66.6%
	New York — 66.6%
6,855	Albany Industrial Development Agency, Albany College of Pharmacy, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.270%, 09/07/10 (m)	6,855
	Austin Trust,
650	Series 2008-1064, GO, VRDO, LIQ: Bank of America N.A., 0.290%, 09/07/10	650
1,300	Series 2008-1067, Rev., VRDO, LIQ: Bank of America N.A, 0.360%, 09/07/10	1,300
8,955	Series 2008-3004X, Class R, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.320%, 09/07/10	8,955
4,750	Series 2008-3006X, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.320%, 09/07/10	4,750
15,310	Dutchess County IDA, Marist College Civic Facilities, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.280%, 09/07/10	15,310
9,670	Eclipse Funding Trust, Solar Eclipse, Series 2006-0117, Class N, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	9,670
225	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	225
2,435	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	2,435
	Eclipse Funding Trust, Solar Eclipse, New York,
8,135	Series 2006-0029, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	8,135
15,100	Series 2006-0045, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.290%, 09/07/10	15,100
1,745	Franklin County Industrial Development Agency, Trudeau Institute Inc. Project, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.460%, 09/07/10	1,745
	Metropolitan Transportation Authority,
10,000	Series A, Rev., VRDO, AGM, 0.320%, 09/07/10	10,000
11,385	Series ROCS-RR-II-R-12299, Rev., VRDO, BHAC-CR, MBIA, 0.310%, 09/07/10 (e)	11,385
1,595	Subseries B-3, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.260%, 09/07/10	1,595
22,700	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 09/07/10	22,700
24,000	Subseries E-1, Rev., VRDO, LOC: BNP Paribas, 0.270%, 09/07/10	24,000
6,150	Nassau County Interim Finance Authority, Sales Tax Secured, Series E, Rev., VRDO, 0.260%, 09/07/10	6,150
	New York City,
2,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.300%, 09/07/10	2,000
3,800	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 0.300%, 09/07/10	3,800
2,000	Series H, Subseries H-4, GO, VRDO, AMBAC, 0.290%, 09/07/10	2,000
18,315	Series ROCS-RR-II-R-251A, GO, VRDO, LIQ: Citigroup Financial Products, 0.300%, 09/07/10	18,315
8,700	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	8,700
10,800	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.270%, 09/07/10	10,800
6,800	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.260%, 09/07/10	6,800
6,900	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.270%, 09/07/10	6,900
6,150	Subseries A-6, GO, VRDO, LOC: Helaba, 0.290%, 09/07/10	6,150
3,550	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.300%, 09/07/10	3,550
13,800	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.260%, 09/07/10	13,800
4,250	Subseries C-4, GO, VRDO, LOC: BNP Paribas, 0.270%, 09/07/10	4,250
2,000	Subseries F-3, GO, VRDO, LOC: Royal Bank of Scotland, 0.270%, 09/07/10	2,000
2,655	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.260%, 09/07/10	2,655
11,530	Subseries H-2, GO, VRDO, LOC: Bank of New York, 0.250%, 09/07/10	11,530

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
17,915	Subseries H-3, GO, VRDO, LOC: Bank of New York, 0.260%, 09/07/10	17,915
3,125	New York City Capital Resources Corp., Loan Enhanced Assistance, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/07/10	3,125
11,400	New York City Health & Hospital Corp., Health Systems, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.280%, 09/07/10	11,400
	New York City Housing Development Corp., Multi-Family Housing,
6,900	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	6,900
2,950	Series ROCS-RR-II-R-13100, Rev., VRDO, LIQ: Citibank N.A., 0.330%, 09/07/10 (e)	2,950
3,400	New York City Housing Development Corp., Multi-Family Housing, 100 Jane Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.290%, 09/07/10	3,400
13,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.320%, 09/07/10	13,000
15,000	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/07/10	15,000
11,900	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 09/07/10	11,900
2,970	New York City Housing Development Corp., Multi-Family Housing, Brittany Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	2,970
5,000	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/07/10	5,000
7,000	New York City Housing Development Corp., Multi-Family Housing, Elliott Chelsea Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.300%, 09/07/10	7,000
200	New York City Housing Development Corp., Multi-Family Housing, Lyric Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	200
5,000	New York City Housing Development Corp., Multi-Family Housing, Marseilles Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.260%, 09/07/10	5,000
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	4,760
7,840	New York City Housing Development Corp., Multi-Family Housing, Peter Cintron Apartments, Series C, Rev., VRDO, LOC: FNMA, 0.290%, 09/07/10	7,840
2,200	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 09/07/10	2,200
300	New York City Housing Development Corp., Multi-Family Housing, Tribeca Tower, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.300%, 09/07/10	300
3,300	New York City Housing Development Corp., Multi-Family Housing, West 43rd Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.290%, 09/07/10	3,300
4,470	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.290%, 09/07/10	4,470
8,900	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.260%, 09/07/10	8,900
17,600	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.280%, 09/07/10	17,600
4,400	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.290%, 09/07/10	4,400
	New York City Transitional Finance Authority,
10,000	Series N-11, Rev., VRDO, LIQ: Citibank N.A., 0.300%, 09/07/10	10,000
9,900	Series ROCS-RR-II-R-11420, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.310%, 09/07/10	9,900
8,470	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.270%, 09/07/10	8,470
1,100	New York City Transitional Finance Authority, EAGLE, Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.310%, 09/07/10	1,100
	New York City Transitional Finance Authority, Future Tax Secured,
600	Series A-2, Rev., VRDO, 0.250%, 09/07/10	600

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
10,400	Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.250%, 09/07/10	10,400
8,135	New York City Transitional Finance Authority, New York City Recovery, Series 1, Subseries 1E, Rev., VRDO, LIQ: Bayerische Landesbank, 0.300%, 09/07/10	8,135
	New York City, Fiscal 2008,
7,950	Subseries D-3, GO, VRDO, 0.250%, 09/07/10	7,950
12,850	Subseries J-9, GO, VRDO, 0.240%, 09/07/10	12,850
6,530	Subseries J-10, GO, VRDO, 0.250%, 09/07/10	6,530
14,150	Subseries J-11, GO, VRDO, 0.320%, 09/07/10	14,150
	New York Liberty Development Corp.,
5,000	Series 1207, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.310%, 09/07/10	5,000
7,914	Series 1251, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.310%, 09/07/10	7,914
19,080	Series 2613, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10	19,080
	New York Local Government Assistance Corp.,
950	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.310%, 09/07/10	950
120	Series SG-100, Rev., VRDO, NATL-RE-IBC, 0.320%, 09/07/10	120
3,350	New York Mortgage Agency, Series ROCS-RR-II-R-11708, Rev., VRDO, LIQ: Citibank N.A., 0.360%, 09/07/10 (e)	3,350
	New York State Dormitory Authority,
9,240	Series ROCS-RR-II-R-11559, Rev., VRDO, BHAC-CR, AGC, LIQ: Citibank N.A., 0.310%, 09/07/10	9,240
6,175	Series ROCS-RR-II-R-11816, Rev., VRDO, LIQ: Citibank N.A., 0.340%, 09/07/10 (e)	6,175
8,000	Series ROCS-RR-II-R-11843, Rev., VRDO, BHAC-CR, LIQ: Citibank N.A., 0.310%, 09/07/10 (e)	8,000
	New York State Dormitory Authority, City University,
10,000	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	10,000
10,000	Series D, Rev., VRDO, LOC: TD Bank N.A., 0.250%, 09/07/10	10,000
	New York State Dormitory Authority, Mental Health Services,
11,900	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.260%, 09/07/10	11,900
12,000	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.260%, 09/07/10	12,000
5,805	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VRDO, LIQ: Societe Generale, 0.300%, 09/07/10	5,805
17,530	New York State Dormitory Authority, New York Library, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.270%, 09/07/10	17,530
11,300	New York State Dormitory Authority, North Shore-Lincoln Center Jewish, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/07/10	11,300
2,500	New York State Dormitory Authority, Northern Westchester Association, Rev., VRDO, LOC: TD Bank N.A., 0.250%, 09/07/10	2,500
17,260	New York State Dormitory Authority, Puttable Floating Option, Series 2908, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 0.540%, 09/07/10	17,260
	New York State Dormitory Authority, Rockefeller University,
5,400	Series A, Rev., VRDO, 0.190%, 09/07/10	5,400
7,000	Series A, Rev., VRDO, 0.230%, 09/07/10	7,000
3,445	New York State Dormitory Authority, Samaritan Medical Center, Series B, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.270%, 09/07/10	3,445
12,000	New York State Dormitory Authority, St. Johns University, Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/07/10	12,000
3,815	New York State Environmental Facilities Corp., MERLOTS, Series B-20, Rev., VRDO, 0.290%, 09/07/10	3,815
	New York State Housing Finance Agency,
2,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	2,000
16,100	Series M-1, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/07/10	16,100
700	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 09/07/10	700
	New York State Housing Finance Agency, 101 West End,
1,150	Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	1,150
8,600	Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	8,600
5,000	New York State Housing Finance Agency, 125 West 31st Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
4,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	4,500
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.290%, 09/07/10	2,000
	New York State Housing Finance Agency, 250 West 93rd Street,
1,400	Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 09/07/10	1,400
700	Series 2005-B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.260%, 09/07/10	700
	New York State Housing Finance Agency, 345 East 94th Street Housing,
13,100	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.290%, 09/07/10	13,100
9,400	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.300%, 09/07/10	9,400
5,900	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.350%, 09/07/10	5,900
	New York State Housing Finance Agency, 360 West 43rd Street,
11,050	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	11,050
400	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.350%, 09/07/10	400
2,700	New York State Housing Finance Agency, 70 Battery Place Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	2,700
12,000	New York State Housing Finance Agency, Avalon Bowery Place ll, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/07/10	12,000
3,450	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	3,450
4,085	New York State Housing Finance Agency, Clarkston, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/07/10	4,085
1,150	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	1,150
10,000	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.270%, 09/07/10	10,000
5,800	New York State Housing Finance Agency, Kew Gardens Hills Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	5,800
6,800	New York State Housing Finance Agency, McCarthy Manor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	6,800
3,900	New York State Housing Finance Agency, Multi-Family Housing, Second Mortgage, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.290%, 09/07/10	3,900
6,990	New York State Housing Finance Agency, Normandie Court I Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.290%, 09/07/10	6,990
6,230	New York State Housing Finance Agency, Ocean Park Apartments Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	6,230
4,935	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.360%, 09/07/10	4,935
3,820	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.300%, 09/07/10	3,820
	New York State Housing Finance Agency, Theater Row,
13,500	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.280%, 09/07/10	13,500
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.280%, 09/07/10	3,400
22,210	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.260%, 09/07/10	22,210
17,750	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	17,750
5,000	New York State Housing Finance Agency, Victory Housing, Series 2001-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.280%, 09/07/10	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	6,700
5,700	New York State Housing Finance Agency, West Haverstraw Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	5,700

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	New York State Housing Finance Agency, Worth Street,
5,700	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	5,700
	Nuveen Insured,
20,000	0.490%, 09/07/10	20,000
20,000	0.550%, 09/07/10	20,000
2,500	Oneida County IDA, Rev., VRDO, LOC: NBT Bank N.A., 0.290%, 09/07/10	2,500
1,265	Oneida County IDA, Industrial Development, Oriskany, Rev., VRDO, LOC: NBT Bank N.A., 0.290%, 09/07/10	1,265
3,550	Onondaga County IDA, Albany Molecular Research Project, Rev., VRDO, LOC: Fleet National Bank, 0.500%, 09/07/10	3,550
9,665	Port Authority of New York & New Jersey, Series ROCS-RR-II-R-11770, Rev., VRDO, LIQ: Citibank N.A., 0.360%, 09/07/10 (e)	9,665
	Puttable Floating Option Tax-Exempt Receipts,
5,000	Series 4645, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.290%, 09/07/10 (e)	5,000
13,815	Series 4676, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.290%, 09/07/10 (e)	13,815
3,075	Rockland County Industrial Development Agency, Jawonio Inc. Project, Rev., VRDO, LOC: TD Banknorth N.A., 0.230%, 09/07/10	3,075
5,000	Seneca County Industrial Development Agency, Seneca Meadows, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.420%, 09/07/10	5,000
5,315	Suffolk County IDA, Guide Dog Foundation, Inc., Rev., VRDO, LOC: Bank of New York, 0.280%, 09/07/10	5,315
	Triborough Bridge & Tunnel Authority,
9,995	Series ROCS-II-R-194, Rev., VRDO, LIQ: Citibank N.A., 0.310%, 09/07/10	9,995
7,060	Subseries B-3, Rev., VRDO, 0.290%, 09/07/10	7,060
2,675	Subseries B-4, Rev., VRDO, 0.310%, 09/07/10	2,675
9,590	Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VRDO, LOC: Citibank N.A., 0.260%, 09/07/10	9,590
14,700	Trust for Cultural Resources, Solomon R Guggenheim, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/07/10	14,700
3,300	Trust for Cultural Resources, WNYC Radio, Inc., Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.240%, 09/07/10	3,300
3,885	Westchester County IDA, Community Housing Innovations, Inc., Rev., VRDO, LOC: Bank of New York, 0.280%, 09/07/10	3,885
5,700	Westchester County IDA, Northern Westchester Hospital, Rev., VRDO, LOC: Commerce Bank N.A., 0.270%, 09/07/10	5,700
	Total Weekly Demand Notes (Cost $1,073,519)	1,073,519
	Total Investments — 100.0% (Cost $1,612,350) *	1,612,350
	Other Assets in Excess of Liabilities — 0.0% (g)	717
	NET ASSETS — 100.0%	$1,613,067

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — 8.2%
	Ohio — 8.2%
1,800	Allen County, Ohio Hospital Facility, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/01/10	1,800
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
2,195	Series A, Rev., VRDO, 0.260%, 09/01/10	2,195
250	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/01/10	250
830	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 09/01/10	830
	Total Daily Demand Notes (Cost $5,075)	5,075
Municipal Bonds — 18.0%
	Ohio — 18.0%
1,830	Cedar Cliff Local School District, School Improvement, GO, BAN, 1.750%, 09/09/10	1,830
1,000	Circleville City School District, School Facilities Construction and Improvement Notes, GO, 2.000%, 11/23/10	1,003
2,000	City of Akron, Various Purpose,
	GO, BAN, 1.250%, 12/09/10 (m)	2,003
1,000	City of Marysville, Wastewater Treatment Centre, GO, 1.250%, 06/01/11	1,004
1,200	City of Perrysburg, Liberty Improvement, GO, BAN, 1.250%, 11/04/10	1,200
2,570	City of Perrysburg, Various Purpose, GO, BAN, 1.250%, 11/04/10	2,571
240	City of Springboro, Golf Course, GO, 1.000%, 12/01/10	240
1,315	Montgomery County, Various Purpose, GO, 1.500%, 12/01/10 (w)	1,318
	Total Municipal Bonds (Cost $11,169)	11,169
Weekly Demand Notes — 75.9%
	Ohio — 75.9%
2,785	Austin Trust, Series 2008-3310, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.330%, 09/07/10	2,785
4,800	City of Cleveland, Series R, Rev., VRDO, LOC: BNP Paribas, 0.270%, 09/07/10	4,800
500	City of Grove City, Multi-Family Housing, Regency Arms Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/07/10	500
1,980	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.390%, 09/07/10	1,980
1,050	City of Westlake, Logan Westlake Project, IDR, Rev., VRDO, LOC: PNC Bank N.A., 0.380%, 09/07/10	1,050
600	Columbus Regional Airport Authority, Capital Funding, OASBO Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/07/10	600
1,090	Columbus Regional Airport Authority, OASBO Expanded Asset, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/07/10	1,090
1,115	Columbus Regional Airport Authority, Pooled Financing Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/07/10	1,115
	Deutsche Bank Spears/Lifers Trust Various States,
1,210	Series 289, GO, VRDO, AGM, LIQ: Deutsche Bank A.G., 0.300%, 09/07/10	1,210
120	Series 570, Rev., VRDO, AGM, LIQ: Deutsche Bank A.G., 0.330%, 09/07/10	120
2,045	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	2,045
2,150	Hamilton County, Boys/Girls Club, Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.320%, 09/07/10	2,150
400	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: FHLB, 0.330%, 09/07/10	400
455	Montgomery County, Multi-Family Housing, Pedcor Investments, Lyons Gate, Series B, Rev., VRDO, LOC: FHLB, 0.400%, 09/07/10	455
3,800	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.350%, 09/07/10	3,800
855	Ohio Housing Finance Agency, MERLOTS, Series A10, Rev., VRDO, GNMA/FNMA, LIQ: Wells Fargo Bank N.A., 0.360%, 09/07/10	855
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
300	Series B, Rev., VRDO, AMT, 0.290%, 09/07/10	300
2,875	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.350%, 09/07/10	2,875
350	Series C, Rev., VRDO, AMT, GNMA COLL, 0.320%, 09/07/10	350
130	Series E, Rev., VRDO, AMT, 0.320%, 09/07/10	130
350	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.320%, 09/07/10	350
1,000	Series H, Rev., VRDO, AMT, GNMA/FNMA, 0.320%, 09/07/10	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
1,950	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.340%, 09/07/10	1,950
	Ohio State Water Development Authority, Pollution Control, First Energy Project,
2,540	Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.320%, 09/07/10	2,540
2,000	Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.280%, 09/07/10	2,000
2,240	The Ohio State University, Rev., VRDO, AGM, 0.640%, 09/07/10	2,240
4,000	Toledo-Lucas County Port Authority, Burlington Air Express, Inc., Rev., VRDO, AGC, LOC: Royal Bank of Scotland, 0.400%, 09/07/10	4,000
1,870	Wells Fargo Stage Trust, Various States, Series 56-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.290%, 09/07/10 (e)	1,870
2,573	Wood County, Reclamation Technologies, IDR, Rev., VRDO, LOC: National City Bank, 0.380%, 09/07/10	2,573
	Total Weekly Demand Notes (Cost $47,133)	47,133
	Total Investments — 102.1% (Cost $63,377) *	63,377
	Liabilities in Excess of Other Assets — (2.1)%	(1,278)
	NET ASSETS — 100.0%	$62,099

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

AGC—	Insured by Assured Guaranty Corp.

AGM—	Insured by Assured Guaranty Municipal Corp.

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BAN—	Bond Anticipation Note

BHAC—	Insured by Berkshire Hathaway Assurance Corp.

COLL—	Collateral

COP—	Certificate of Participation

CR—	Custodial Receipts

EAGLE—	Earnings of accrual generated on local tax-exempt securities

EDC—	Economic Development Corp.

FGIC—	Insured by Financial Guaranty Insurance Co.

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

GNMA—	Government National Mortgage Association

GO—	General Obligation

IBC—	Insured Bond Certificates

IDA—	Industrial Development Authority

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Insured by Municipal Bond Insurance Corp.

MERLOTS—	Municipal Exempt Receipts Liquidity Optional Tender

NATL—	Insured by National Public Finance Guarantee Corp.

OASBO—	Ohio Association of School Business Officials

Q-SBLF—	Qualified School Bond Loan Fund

RAN—	Revenue Anticipation Note

RE—	Reinsured

Rev.—	Revenue

ROCS—	Reset Option Certificates

TAN—	Tax Anticipation Note

TRAN—	Tax & Revenue Anticipation Note

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2010.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2010.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next demand date or final maturity date.

(w)—	When-issued security.

*—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   21

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,150,060		$198,328		$1,612,350		$63,377
Cash	72		33		14		4
Receivables:
Investment securities sold	14,602		3,000		—		—
Interest	759		195		1,275		96
Total Assets	1,165,493		201,556		1,613,639		63,477

LIABILITIES:
Payables:
Dividends	5		—	(a)	31		—	(a)
Investment securities purchased	—		—		—		1,318
Accrued liabilities:
Investment advisory fees	79		14		101		4
Administration fees	69		11		93		3
Shareholder servicing fees	125		21		186		2
Custodian and accounting fees	17		10		41		9
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2		—	(a)	—	(a)
Transfer agent fees	20		5		33		4
Professional fees	34		32		39		33
Printing & Postage fees	40		—		48		1
Other	—	(a)	2		—		4
Total Liabilities	389		97		572		1,378
Net Assets	$1,165,104		$201,459		$1,613,067		$62,099

NET ASSETS:
Paid in capital	$1,164,649		$201,400		$1,612,067		$62,054
Accumulated undistributed net investment income	256		53		818		42
Accumulated net realized gains (losses)	199		6		182		3
Total Net Assets	$1,165,104		$201,459		$1,613,067		$62,099
Net Assets:
E*Trade	$669,519		$—		$287,049		$—
Morgan	364,482		10,794		815,003		21,829
Premier	—		31,614		—		3,207
Reserve	—		159,051		409,163		19,940
Service	131,103		—		101,852		17,123
Total	$1,165,104		$201,459		$1,613,067		$62,099
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
E*Trade	669,124		—		286,941		—
Morgan	364,426		10,777		814,185		21,787
Premier	—		31,573		—		3,211
Reserve	—		159,061		409,144		19,887
Service	131,111		—		101,875		17,145
Net asset value offering and redemption price per share (all classes)	$1.00		$1.00		$1.00		$1.00

Cost of investments in non-affiliates	$1,150,060		$198,328		$1,612,350		$63,377

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$1,815		$368		$2,666		$123

EXPENSES:
Investment advisory fees	490		87		602		26
Administration fees	412		73		506		22
Distribution fees:
E*Trade	2,106		—		892		—
Morgan	190		6		374		12
Reserve	—		215		448		28
Service	427		—		300		52
Shareholder servicing fees:
E*Trade	1,053		—		446		—
Morgan	666		20		1,310		40
Premier	—		52		—		5
Reserve	—		258		537		33
Service	213		—		150		26
Custodian and accounting fees	28		16		43		14
Interest expense to affiliates	—		—		—	(a)	—
Professional fees	30		27		34		26
Trustees’ and Chief Compliance Officer’s fees	8		2		15		—	(a)
Printing and mailing costs	37		7		34		3
Registration and filing fees	16		13		18		12
Transfer agent fees	28		3		60		4
Other	9		4		10		5
Total expenses	5,713		783		5,779		308
Less amounts waived	(3,933)		(415)		(3,128)		(185)
Less earnings credits	—	(a)	—	(a)	—	(a)	—	(a)
Net expenses	1,780		368		2,651		123
Net investment income (loss)	35		—	(a)	15		—	(a)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	33		6		135		3
Change in net assets resulting from operations	$68		$6		$150		$3

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35	$181	$— (a)	$73
Net realized gain (loss)	33	257	6	24
Change in net assets resulting from operations	68	438	6	97

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(168)	(69)	—	—
From net realized gains	(53)	—	—	—
Morgan
From net investment income	(70)	(112)	(2)	(10)
From net realized gains	(28)	—	—	—
Premier
From net investment income	—	—	(5)	(59)
Reserve
From net investment income	—	—	(25)	(4)
Service
From net investment income	(27)	—	—	—
From net realized gains	(11)	—	—	—
Total distributions to shareholders	(357)	(181)	(32)	(73)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(130,062)	270,527	(72,042)	165,938

NET ASSETS:
Change in net assets	(130,351)	270,784	(72,068)	165,962
Beginning of period	1,295,455	1,024,671	273,527	107,565
End of period	$1,165,104	$1,295,455	$201,459	$273,527
Accumulated undistributed net investment income	$256	$486	$53	$85

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15	$782	$— (a)	$44
Net realized gain (loss)	135	47	3	1
Change in net assets resulting from operations	150	829	3	45

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(128)	(28)	—	—
Morgan
From net investment income	(289)	(652)	(4)	(28)
From net realized gains	—	—	—	(28)
Premier
From net investment income	—	—	(1)	(2)
From net realized gains	—	—	—	(5)
Reserve
From net investment income	(137)	(102)	(4)	(14)
From net realized gains	—	—	—	(32)
Service
From net investment income	(39)	—	(3)	—
From net realized gains	—	—	—	(21)
Total distributions to shareholders	(593)	(782)	(12)	(130)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	106,937	(535,926)	(8,240)	(33,154)

NET ASSETS:
Change in net assets	106,494	(535,879)	(8,249)	(33,239)
Beginning of period	1,506,573	2,042,452	70,348	103,587
End of period	$1,613,067	$1,506,573	$62,099	$70,348
Accumulated undistributed net investment income	$818	$1,396	$42	$54

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$133,788	$429,721	$—	$—
Dividends and distributions reinvested	221	69	—	—
Cost of shares redeemed	(166,921)	(345,570)	—	—
Change in net assets from E*Trade capital transactions	$(32,912)	$84,220	$—	$—
Morgan
Proceeds from shares issued	$930,239	$2,343,733	$19,170	$37,515
Dividends and distributions reinvested	76	85	2	8
Cost of shares redeemed	(998,122)	(2,317,965)	(22,946)	(49,466)
Change in net assets from Morgan capital transactions	$(67,807)	$25,853	$(3,774)	$(11,943)
Premier
Proceeds from shares issued	$—	$—	$14,570	$38,298
Dividends and distributions reinvested	—	—	5	53
Cost of shares redeemed	—	—	(21,121)	(58,208)
Change in net assets from Premier capital transactions	$—	$—	$(6,546)	$(19,857)
Reserve
Proceeds from shares issued	$—	$—	$68,925	$356,735
Dividends and distributions reinvested	—	—	25	4
Cost of shares redeemed	—	—	(130,672)	(159,001)
Change in net assets from Reserve capital transactions	$—	$—	$(61,722)	$197,738
Service (a)
Proceeds from shares issued	$53,773	$689,597	$—	$—
Dividends and distributions reinvested	37	—	—	—
Cost of shares redeemed	(83,153)	(529,143)	—	—
Change in net assets from Service capital transactions	$(29,343)	$160,454	$—	$—

Total change in net assets from capital transactions	$(130,062)	$270,527	$(72,042)	$165,938
SHARE TRANSACTIONS:
E*Trade
Issued	133,788	429,721	—	—
Reinvested	221	69	—	—
Redeemed	(166,921)	(345,570)	—	—
Change in E*Trade Shares	(32,912)	84,220	—	—
Morgan
Issued	930,239	2,343,733	19,170	37,515
Reinvested	76	85	2	8
Redeemed	(998,122)	(2,317,965)	(22,944)	(49,466)
Change in Morgan Shares	(67,807)	25,853	(3,772)	(11,943)
Premier
Issued	—	—	14,570	38,298
Reinvested	—	—	5	53
Redeemed	—	—	(21,114)	(58,208)
Change in Premier Shares	—	—	(6,539)	(19,857)
Reserve
Issued	—	—	68,917	356,735
Reinvested	—	—	25	4
Redeemed	—	—	(130,673)	(159,001)
Change in Reserve Shares	—	—	(61,731)	197,738
Service (a)
Issued	53,773	689,597	—	—
Reinvested	37	—	—	—
Redeemed	(83,153)	(529,143)	—	—
Change in Service Shares	(29,343)	160,454	—	—

(a)	Commencement of offering of class of shares effective July 1, 2009 for California Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$71,298	$188,417	$—	$—
Dividends and distributions reinvested	128	28	—	—
Cost of shares redeemed	(77,646)	(146,970)	—	—
Change in net assets from E*Trade capital transactions	$(6,220)	$41,475	$—	$—
Morgan
Proceeds from shares issued	$654,164	$1,516,863	$21,385	$38,623
Dividends and distributions reinvested	237	540	4	50
Cost of shares redeemed	(583,229)	(2,056,532)	(23,089)	(59,363)
Change in net assets from Morgan capital transactions	$71,172	$(539,129)	$(1,700)	$(20,690)
Premier
Proceeds from shares issued	$—	$—	$678	$9,762
Dividends and distributions reinvested	—	—	— (b)	2
Cost of shares redeemed	—	—	(1,059)	(6,975)
Change in net assets from Premier capital transactions	$—	$—	$(381)	$2,789
Reserve
Proceeds from shares issued	$27,907,779	$68,261,279	$16,628	$68,164
Dividends and distributions reinvested	53	30	4	46
Cost of shares redeemed	(27,863,483)	(68,403,827)	(20,540)	(102,860)
Change in net assets from Reserve capital transactions	$44,349	$(142,518)	$(3,908)	$(34,650)
Service (a)
Proceeds from shares issued	$43,150	$882,841	$11,433	$101,500
Dividends and distributions reinvested	38	—	3	21
Cost of shares redeemed	(45,552)	(778,595)	(13,687)	(82,124)
Change in net assets from Service capital transactions	$(2,364)	$104,246	$(2,251)	$19,397

Total change in net assets from capital transactions	$106,937	$(535,926)	$(8,240)	$(33,154)
SHARE TRANSACTIONS:
E*Trade
Issued	71,288	188,398	—	—
Reinvested	128	28	—	—
Redeemed	(77,646)	(146,970)	—	—
Change in E*Trade Shares	(6,230)	41,456	—	—
Morgan
Issued	654,164	1,516,864	21,385	38,604
Reinvested	237	540	4	50
Redeemed	(583,204)	(2,056,486)	(23,089)	(59,353)
Change in Morgan Shares	71,197	(539,082)	(1,700)	(20,699)
Premier
Issued	—	—	678	9,759
Reinvested	—	—	— (b)	2
Redeemed	—	—	(1,059)	(6,974)
Change in Premier Shares	—	—	(381)	2,787
Reserve
Issued	27,907,767	68,261,255	16,628	68,149
Reinvested	53	30	4	46
Redeemed	(27,863,483)	(68,403,827)	(20,540)	(102,835)
Change in Reserve Shares	44,337	(142,542)	(3,908)	(34,640)
Service (a)
Issued	43,147	882,838	11,433	101,495
Reinvested	38	—	3	21
Redeemed	(45,552)	(778,596)	(13,687)	(82,120)
Change in Service Shares	(2,367)	104,242	(2,251)	19,396

(a)	Commencement of offering of class of shares effective July 1, 2009.

(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
California Municipal Money Market Fund
E*Trade
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
January 17, 2006 (f) through February 28, 2006 (g)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)

Morgan
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Service
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
July 1, 2009 (f) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02%.

(f)	Commencement of offering of class of shares.

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.03%	$669,519	0.29%		0.01%		1.07%
1.00	0.01	702,599	0.43	(e)	0.01		1.09
1.00	0.89	618,240	0.96	(e)	0.92		1.09
1.00	2.50	812,635	1.00		2.49		1.09
1.00	2.53	948,839	1.00		2.53		1.09
1.00	0.25	70,216	1.00		2.10		1.24

1.00	0.03	364,482	0.30		0.00	(h)	0.62
1.00	0.03	432,378	0.42	(e)	0.02		0.64
1.00	1.28	406,431	0.57	(e)	1.16		0.65
1.00	2.96	183,015	0.55		2.83		0.64
1.00	2.99	91,046	0.55		2.96		0.65
1.00	1.16	45,020	0.55		2.28		0.68
1.00	1.47	217,166	0.55		1.49		0.70

1.00	0.03	131,103	0.30		0.00	(h)	1.07
1.00	0.00	160,478	0.26		0.00	(h)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006 (i)	1.00	0.01		—	(d)	0.01		(0.01)
February 19, 2005 (j) through June 30, 2005	1.00	0.01		—		0.01		(0.01)

Premier
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)

Reserve (l)
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006 (i)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	Includes insurance expense of 0.03%.

(g)	Includes insurance expense of 0.01%.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Commencement of offering of class of shares.

(k)	Includes insurance expense of 0.02%.

(l)	Effective February 19, 2005, Class A was renamed Reserve.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.02%		$10,794	0.34%		0.00	%(e)	0.66%
1.00	0.04		14,569	0.51	(f)	0.05		0.73
1.00	1.44		26,507	0.60	(g)	1.48		0.71
1.00	3.00	(h)	37,673	0.59		3.00		0.71
1.00	3.02		60,944	0.59		3.00		0.67
1.00	1.47		31,580	0.59		2.27		0.69
1.00	0.64		7,803	0.59		1.81		0.70

1.00	0.02		31,614	0.34		0.00	(e)	0.51
1.00	0.10		38,165	0.42	(f)	0.11		0.57
1.00	1.58		58,008	0.47	(k)	1.61		0.56
1.00	3.14	(h)	71,758	0.45		3.17		0.55
1.00	3.17		177,698	0.45		3.13		0.52
1.00	1.57		135,695	0.45		2.34		0.54
1.00	1.32		141,695	0.47		1.37		0.56

1.00	0.02		159,051	0.34		0.00	(e)	0.76
1.00	0.02		220,793	0.32	(g)	0.00	(e)	0.76
1.00	1.33		23,050	0.72	(k)	1.26		0.81
1.00	2.88	(h)	22,874	0.70		2.84		0.81
1.00	2.91		28,903	0.70		2.89		0.78
1.00	1.40		19,135	0.70		2.06		0.79
1.00	1.14		41,308	0.72		1.10		0.81

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
New York Municipal Money Market Fund
E*Trade
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
January 17, 2006 (f) through February 28, 2006 (g)	1.00	—	(d)	—	(d)	—	(d)	— (d)

Morgan
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)

Reserve (j)
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)

Service
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
July 1, 2009 (f) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02%.

(f)	Commencement of offering of class of shares.

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	Amount rounds to less than 0.01%.

(i)	Includes insurance expense of 0.03%.

(j)	Effective February 19, 2005, Class A was renamed Reserve.

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.04%	$287,049	0.35%		0.01%		1.08%
1.00	0.01	293,356	0.57	(e)	0.01		1.09
1.00	0.86	251,873	0.98	(e)	0.89		1.08
1.00	2.50	320,928	1.00		2.52		1.08
1.00	2.55	429,685	1.00		2.56		1.10
1.00	0.24	82,319	1.00		2.08		1.11

1.00	0.04	815,003	0.35		0.00	(h)	0.63
1.00	0.05	744,054	0.55	(i)	0.06		0.65
1.00	1.23	1,283,154	0.61	(e)	1.21		0.64
1.00	2.93	1,214,148	0.59		2.89		0.63
1.00	2.97	1,204,017	0.59		2.93		0.65
1.00	1.14	1,097,957	0.59		2.27		0.64
1.00	1.42	1,485,743	0.59		1.40		0.67

1.00	0.04	409,163	0.36		0.00	(h)	0.73
1.00	0.02	364,918	0.58	(i)	0.02		0.74
1.00	1.12	507,425	0.72	(e)	1.10		0.74
1.00	2.81	410,594	0.70		2.79		0.73
1.00	2.86	194,629	0.70		2.82		0.75
1.00	1.09	178,032	0.70		2.19		0.75
1.00	1.27	157,544	0.74		1.26		0.81

1.00	0.04	101,852	0.35		0.00	(h)	1.08
1.00	0.00	104,245	0.44		0.00	(h)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Ohio Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(h)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (j)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Premier
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2010	1.00	(0.01)		0.01		—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	(h)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Reserve (m)
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(h)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (j)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Service
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
July 1, 2009 (k) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	Includes insurance expense of 0.03%.

(g)	Includes insurance expense of 0.02%.

(h)	Calculated based upon average shares outstanding.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(j)	The Fund changed its fiscal year end from June 30 to the last day of February.

(k)	Commencement of offering of class of shares.

(l)	Includes insurance expense of 0.01%.

(m)	Effective February 19, 2005, Class A was renamed Reserve.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.02%		$21,829	0.37%		0.00	%(e)	0.79%
1.00	0.19		23,532	0.55	(f)	0.09		0.77
1.00	1.39		44,250	0.61	(g)	1.35		0.71
1.00	2.98	(i)	25,619	0.59		2.94		0.74
1.00	2.99		33,418	0.59		2.95		0.70
1.00	1.46		26,537	0.59		2.34		0.72
1.00	0.63		1,891	0.59		1.80		0.72

1.00	0.02		3,207	0.38		0.00	(e)	0.64
1.00	0.27		3,589	0.40	(l)	0.08		0.62
1.00	1.53		805	0.47	(g)	1.30		0.56
1.00	3.12	(i)	626	0.45		3.28		0.57
1.00	3.14		32,989	0.45		3.09		0.55
1.00	1.55		38,765	0.45		2.32		0.57
1.00	1.40		44,469	0.46		1.36		0.52

1.00	0.02		19,940	0.37		0.00	(e)	0.89
1.00	0.14		23,851	0.61	(f)	0.03		0.87
1.00	1.28		58,532	0.72	(g)	1.27		0.81
1.00	2.86	(i)	54,774	0.70		2.82		0.85
1.00	2.88		69,853	0.70		2.84		0.80
1.00	1.38		79,281	0.70		2.09		0.82
1.00	1.14		82,741	0.71		1.17		0.77

1.00	0.02		17,123	0.38		0.00	(e)	1.25
1.00	0.11		19,376	0.34		0.00	(e)	1.22

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   35

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
California Municipal Money Market Fund	E*Trade, Morgan and Service	JPM I	Diversified
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II	Non-Diversified
New York Municipal Money Market Fund	E*Trade, Morgan, Reserve and Service	JPM I	Diversified
Ohio Municipal Money Market Fund	Morgan, Premier, Reserve and Service	JPM II	Non-Diversified

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2010, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California Municipal Money Market Fund #
Total Investments in Securities	$—	$1,150,060	$—	$1,150,060

Michigan Municipal Money Market Fund #
Total Investments in Securities	$—	$198,328	$—	$198,328

New York Municipal Money Market Fund #
Total Investments in Securities	$—	$1,612,350	$—	$1,612,350

Ohio Municipal Money Market Fund #
Total Investments in Securities	$—	$63,377	$—	$63,377

#	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the six months ended August 31, 2010.

36   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

Purchases of when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when-issued or delayed delivery purchase commitments.

C. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2010, the annualized effective rate was 0.07% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for E*Trade, Morgan, Reserve and Service Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Reserve	Service
California Municipal Money Market Fund	0.60%	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	n/a	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.60	0.10	0.25	0.60
Ohio Municipal Money Market Fund	n/a	0.10	0.25	0.60

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

The Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	0.30%	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	n/a	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.30	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	1.00%	0.59%	n/a	n/a	1.05%
Michigan Municipal Money Market Fund	n/a	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	1.00	0.59	n/a	0.70	1.05
Ohio Municipal Money Market Fund	n/a	0.59	0.45	0.70	1.05

The contractual expense limitation agreements were in effect for the six months ended August 31, 2010. The expense limitation percentages in the table above are in place until at least June 30, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended August 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended August 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
California Municipal Money Market Fund	$1	$332	$333
Michigan Municipal Money Market Fund	—	80	80
New York Municipal Money Market Fund	7	298	305
Ohio Municipal Money Market Fund	1	65	66

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
California Municipal Money Market Fund	$877	$2,723	$3,600
Michigan Municipal Money Market Fund	114	221	335
New York Municipal Money Market Fund	814	2,009	2,823
Ohio Municipal Money Market Fund	28	91	119

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

38   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

For the six months ended August 31, 2010, the Funds did not invest in any money market funds.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for California Municipal Money Market Fund and New York Municipal Money Market Fund.

Additionally, California Municipal Money Market Fund and Michigan Municipal Money Market Fund each have a shareholder and Ohio Municipal Money Market Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet its obligation may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

6. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which was distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

40   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2010, and continued to hold your shares at the end of the reporting period, August 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid During March 1, 2010 to August 31, 2010*	Annualized Expense Ratio
California Municipal Money Market Fund
E*Trade
Actual	$1,000.00	$1,000.30	$1.46	0.29%
Hypothetical	1,000.00	1,023.74	1.48	0.29
Morgan
Actual	1,000.00	1,000.30	1.51	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
Service
Actual	1,000.00	1,000.30	1.51	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.20	1.71	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Premier
Actual	1,000.00	1,000.20	1.71	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Reserve
Actual	1,000.00	1,000.20	1.71	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   41

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid During March 1, 2010 to August 31, 2010*	Annualized Expense Ratio
New York Municipal Money Market Fund
E*Trade
Actual	$1,000.00	$1,000.40	$1.76	0.35%
Hypothetical	1,000.00	1,023.44	1.79	0.35
Morgan
Actual	1,000.00	1,000.40	1.76	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Reserve
Actual	1,000.00	1,000.40	1.82	0.36
Hypothetical	1,000.00	1,023.34	1.84	0.36
Service
Actual	1,000.00	1,000.40	1.76	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.20	1.87	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Premier
Actual	1,000.00	1,000.20	1.92	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38
Reserve
Actual	1,000.00	1,000.20	1.87	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Service
Actual	1,000.00	1,000.20	1.92	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

42   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to certain Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, who became the investment adviser for these Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the California Municipal Money Market Fund and New York Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees

44   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis that was done by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

With respect to the Funds, the Trustees considered the Lipper performance data and other information provided by the Advisor for each of the Funds. The Trustees noted the generally strong performance of the Funds and recognized that instances of lower performance were directly related to class specific fees and expenses and/or the Advisor’s investment approach during the market events over the past year. The Trustees concluded that such performance for each Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the California Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the second quintile and that the actual total expenses for the Morgan shares were in the third quintile of its Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Michigan Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and that the actual total expenses for the Morgan shares were in the second quintile of its Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the New York Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and that the actual total expenses for the Morgan shares were in the second quintile of its Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Ohio Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and that the actual total expenses for the Morgan shares were in the second quintile of its Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   45

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. August 2010.	SAN-MMKTST-810

Semi-Annual Report

J.P. Morgan Money Market Funds

August 31, 2010 (Unaudited)

JPMorgan Prime Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

CONTENTS

CEO’s Letter	1
Fund Facts:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	70
Financial Highlights	92
Notes to Financial Statements	126
Schedule of Shareholder Expenses	135
Board Approval of Investment Advisory Agreements	140

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER
SEPTEMBER 17, 2010 (Unaudited)

Dear Shareholder:

Earlier this year, investors embraced signs that Wall Street finally seemed to be on the mend. The economy appeared to be recovering, with improvements in housing starts, industrial production, and productivity growth all suggesting that the economy was coming out of recession.

“The economy appeared to be recovering, with improvements in housing starts, industrial production, and productivity growth all suggesting that the economy was coming out of recession.”

These positive developments helped the U.S. stock market maintain the strong momentum it had enjoyed since March 2009. But in April 2010, investors received a painful reminder of just how sensitive the markets continue to be to the health of the economy. A wave of discouraging U.S. economic data, compounded by the global economic crisis and a rapidly accelerating Chinese economy, cast doubt on the recovery, resulting in heightened volatility and a major market correction.

Today, the market continues to be sensitive to signs of soft economic growth, including ongoing consumer deleveraging, a still-troubled global financial system, and a weak housing market. However, we are encouraged by the recent release of positive economic data, including rising corporate profits, which are now within striking distance of their all-time high set in 2007.

Investors’ aversion to risk drive yields to record lows

A combination of near-zero official policy rates, central bank bond purchases, investor aversion to risk, and concerns over economic recovery have driven U.S. Treasury yields to historic lows. The yield on 30-year U.S. Treasury bond yields dropped from 4.6% to 3.5%, the benchmark 10-year U.S. Treasury bond yields declined from 3.6% to 2.5%, and the two-year U.S. Treasury note dipped from 0.8% to 0.5% as of the six-month reporting period ending August 31st, 2010.

Equities start strong, but end on a discouraging note

While U.S. equity indices started the reporting period strong, slow U.S. domestic growth and deflation fears began to draw investors away from equities in April, as many rotated into the safety of U.S. Treasuries and gold. By August, equity investors had clearly taken a summer vacation, and stocks limped to their worst August since 2001. The Standard & Poor’s 500 Index closed at 1,049 on August 31st, 2010, posting a decline of 4.0% from February 26th, 2010.

An important perspective on recovery

Recently, when testifying to Congress about the state of the economy, Federal Reserve Chairman Ben Bernanke described the outlook as being “unusually uncertain.” I suspect most investors would agree with this outlook. Depending on whether you choose to look at the lackluster economy, the sharp revival in corporate profits, or the volatile markets, you can paint three very different pictures of the investment environment.

Regardless of how you view the environment however, we believe it’s important to refrain from making emotional investment decisions based on what may have happened over the past decade, or what you think may lie ahead. Certainly, timing any reacceleration in economic growth can be very difficult, as the economy remains vulnerable to a number of risks that could lead to a relapse. Thus, as the economy slowly moves through the difficult waters of recovery, we believe investors should take a balanced approach to investing, and try to remain as broadly diversified as possible.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
CEO-Investment Management Americas
J.P. Morgan Asset Management

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND FACTS
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, Cash Management, Direct, Eagle, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2010	$138.3 Billion
Weighted Average Maturityˆ	43 days
Weighted Average Lifeˆˆ	60 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	20.9%
2–7 days	9.9
8–30 days	24.8
31–60 days	27.2
61–90 days	7.3
91–180 days	6.8
181+ days	3.1

7-DAY SEC YIELD (1)

Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.12
Capital Shares	0.20
Cash Management Shares	0.01
Direct Shares	0.08
Eagle Shares	0.01
Institutional Class Shares	0.17
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

ˆˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

**	Percentages indicated are based upon total investments as of August 31, 2010.

(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.78)%, (0.78)%, 0.07%, 0.17%, (0.58)%, 0.07%, (0.33)%, 0.12%, (0.13)%, (0.13)%, (0.08)%, (0.33)% and (0.68)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan Liquid Assets Money Market Fund

FUND FACTS
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2010	$9.9 Billion
Weighted Average Maturityˆ	41 days
Weighted Average Lifeˆˆ	55 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	26.5%
2–7 days	8.8
8–30 days	23.0
31–60 days	24.4
61–90 days	9.2
91–180 days	4.5
181+ days	3.6

7-DAY SEC YIELD (1)

Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.14
Capital Shares	0.22
E*Trade	0.05
Institutional Class Shares	0.19
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

ˆˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

**	Percentages indicated are based upon total investments as of August 31, 2010.

(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.78)%, (0.78)%, 0.08%, 0.18%, (0.68)%, 0.13%, (0.13)%, (0.23)%, (0.08)%, (0.33)% and (0.68)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND FACTS
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2010	$74.7 Billion
Weighted Average Maturityˆ	54 days
Weighted Average Lifeˆˆ	95 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	27.4%
2–7 days	11.1
8–30 days	13.1
31–60 days	17.0
61–90 days	8.8
91–180 days	15.5
181+ days	7.1

7-DAY SEC YIELD (1)

Agency Shares	0.01%
Capital Shares	0.09
Direct Shares	0.00
Institutional Class Shares	0.06
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

ˆˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

**	Percentages indicated are based upon total investments as of August 31, 2010.

(1)	The yields for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.04)%, 0.06%, (0.04)%, 0.01%, (0.24)%, (0.34)%, (0.19)%, (0.44)% and (0.79)% for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities

Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2010	$14.5 Billion
Weighted Average Maturityˆ	48 days
Weighted Average Lifeˆˆ	48 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	45.1%
2–7 days	7.5
8–30 days	7.6
31–60 days	14.4
61–90 days	2.8
91–180 days	21.1
181+ days	1.5

7-DAY SEC YIELD (1)

Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.00
Direct Shares	0.00
Institutional Class Shares	0.01
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

ˆˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

**	Percentages indicated are based upon total investments as of August 31, 2010.

(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.94)%, (0.94)%, (0.09)%, (0.09)%, (0.04)%, (0.29)%, (0.39)%, (0.24)%, (0.49)% and (0.84)% for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND FACTS
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Objective	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 8/31/2010	$9.6 Billion
Weighted Average Maturityˆ	46 days
Weighted Average Lifeˆˆ	87 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	15.0%
2–7 days	10.6
8–30 days	31.8
31–60 days	24.7
61–90 days	5.4
91–180 days	7.9
181+ days	4.6

7-DAY SEC YIELD (1)

Agency Shares	0.00%
Institutional Class Shares	0.04
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

ˆˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

**	Percentages indicated are based upon total investments as of August 31, 2010.

(1)	The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.06)%, (0.01)%, (0.36)%, (0.21)% and (0.46)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.
An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2010	$18.8 Billion
Weighted Average Maturityˆ	50 days
Weighted Average Lifeˆˆ	50 days
S&P rating*	AAAm-G
Moody’s rating*	Aaa
NAIC rating*	Approved

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	6.2
8–30 days	37.3
31–60 days	24.2
61–90 days	21.2
91–180 days	9.7
181+ days	1.4

7-DAY SEC YIELD (1)

Agency Shares	0.00%
Capital Shares	0.00
Institutional Class Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

ˆˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

**	Percentages indicated are based upon total investments as of August 31, 2010.

(1)	The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.14)%, (0.04)%, (0.09)%, (0.44)%, (0.29)%, (0.54)% and (0.89)% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND FACTS
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Direct, Eagle, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 8/31/2010	$23.7 Billion
Weighted Average Maturityˆ	28 days
Weighted Average Lifeˆˆ	28 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	14.3%
2–7 days	74.5
8–30 days	1.3
31–60 days	1.0
61–90 days	1.1
91–180 days	1.8
181+ days	6.0

7-DAY SEC YIELD (1)

Agency Shares	0.08%
Direct Shares	0.04
Eagle Shares	0.03
Institutional Class Shares	0.13
Morgan Shares	0.03
Premier Shares	0.03
Reserve Shares	0.03

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

ˆˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

***	Percentages indicated are based upon total investments as of August 31, 2010.

(1)	The yields for Agency Shares, Direct Shares, Eagle Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.03%, 0.03%, (0.37)%, 0.08%, (0.27)%, (0.12)% and (0.37)% for Agency Shares, Direct Shares, Eagle Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.
An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan Municipal Money Market Fund

FUND FACTS
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2010	$3.5 Billion
Weighted Average Maturityˆ	40 days
Weighted Average Lifeˆˆ	40 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	11.8%
2–7 days	68.9
8–30 days	1.8
31–60 days	3.8
61–90 days	1.4
91–180 days	2.2
181+ days	10.1

7-DAY SEC YIELD (1)

Agency Shares	0.14%
E*Trade	0.02
Institutional Class Shares	0.19
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

ˆˆ	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	Percentages indicated are based upon total investments as of August 31, 2010.

(1)	The yields for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.08%, (0.67)%, 0.13%, (0.22)%, (0.07)%, (0.32)% and (0.67)% for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 46.5%
	Abbey National Treasury Services plc,
500,000	0.345%, 10/08/10	500,000
861,000	0.400%, 09/24/10	861,000
	Banco Bilbao Vizcaya Argentaria S.A.,
114,000	0.294%, 09/24/10	114,000
300,000	0.335%, 10/07/10	300,000
172,000	0.350%, 09/13/10	172,000
417,000	0.355%, 09/20/10	417,001
	Bank of Montreal,
125,000	0.240%, 09/13/10	125,000
100,000	0.400%, 10/22/10	100,001
780,500	Bank of Nova Scotia, 0.300%, 09/03/10	780,500
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
75,000	0.400%, 02/22/11	75,000
137,470	0.410%, 02/16/11	137,470
661,000	0.450%, 02/16/11	661,000
241,000	0.500%, 10/13/10	241,000
241,000	0.500%, 10/14/10	241,000
245,000	0.510%, 10/12/10	245,000
285,000	0.520%, 10/12/10	285,000
283,000	0.530%, 02/04/11	283,000
	Barclays Bank plc,
717,000	0.380%, 11/01/10	717,000
343,404	0.480%, 10/18/10	343,404
575,000	0.500%, 10/08/10	575,000
530,000	0.500%, 10/12/10	530,000
	BNP Paribas,
861,000	0.320%, 09/02/10	861,000
500,000	0.355%, 03/22/11	500,000
94,500	0.480%, 10/21/10	94,500
752,500	0.515%, 10/15/10	752,500
900,000	0.520%, 10/19/10	900,012
229,000	0.530%, 10/15/10	229,000
593,000	0.580%, 02/07/11	593,000
600,000	0.600%, 10/14/10	600,000
360,000	0.608%, 03/22/11	360,000
700,000	0.615%, 09/24/10	700,000
	BPCE S.A.,
475,000	0.510%, 11/05/10	475,009
242,000	0.550%, 10/29/10	242,004
500,000	0.660%, 10/12/10	500,006
250,000	0.670%, 10/08/10	250,002
550,000	0.680%, 09/24/10	550,003
250,000	0.680%, 09/27/10	250,002
	Caisse des Depots et Consignation,
704,000	0.340%, 09/03/10	704,000
300,000	0.400%, 11/02/10	300,005
547,000	0.490%, 10/18/10	547,007
400,000	0.500%, 10/12/10	400,005
	Clydesdale Bank plc,
125,000	0.340%, 09/23/10	125,001
175,000	0.460%, 09/09/10	175,000
	Credit Agricole S.A.,
333,000	0.300%, 11/01/10	333,000
468,000	0.350%, 09/15/10	468,000
535,000	0.360%, 11/12/10	535,000
314,900	0.366%, 10/12/10	314,900
310,000	0.380%, 09/23/10	310,000
70,000	0.400%, 09/24/10	70,000
1,000,000	0.400%, 09/27/10	1,000,000
545,000	0.600%, 10/14/10	545,000
	Credit Industriel et Commercial,
112,000	0.490%, 10/29/10	112,000
500,000	0.540%, 10/22/10	500,000
275,000	0.550%, 10/19/10	275,000
372,500	0.670%, 10/07/10	372,500
946,000	0.680%, 09/24/10	946,003
696,200	0.710%, 09/28/10	696,203
399,000	0.720%, 09/27/10	399,000
541,000	Danske Bank, 0.275%, 10/05/10	541,003
	Deutsche Bank AG,
1,000,000	0.390%, 10/20/10	1,000,000
598,000	0.450%, 10/12/10	598,000
1,112,800	0.520%, 09/20/10	1,112,800
	DnB NOR Bank ASA,
547,000	0.340%, 10/26/10	547,004
500,000	0.510%, 09/22/10	500,002
	DZ Bank AG,
320,000	0.330%, 10/04/10	320,000
444,000	0.375%, 09/24/10	444,002
477,000	0.400%, 09/22/10	477,001
542,000	0.540%, 09/09/10	542,001
	HSBC Bank plc,
700,000	0.315%, 09/08/10	700,000
215,000	0.510%, 08/23/11	215,000
750,000	0.530%, 08/22/11	750,000
600,000	0.570%, 08/19/11	600,029
73,000	0.580%, 08/16/11	73,000
580,000	0.590%, 08/16/11	580,028

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — Continued
	ING Bank N.V.,
1,190,000	0.550%, 09/13/10	1,190,000
836,000	0.550%, 09/17/10	836,000
557,000	0.550%, 09/20/10	557,000
529,000	0.550%, 10/08/10	529,000
477,000	0.560%, 09/24/10	477,000
	Intesa Sanpaolo S.p.A.,
201,000	0.340%, 10/19/10	201,000
581,000	0.455%, 10/08/10	581,000
	Lloyds TSB Bank plc,
695,000	0.520%, 10/14/10	695,000
366,000	0.520%, 10/15/10	366,004
528,000	0.540%, 10/08/10	528,000
390,500	0.550%, 09/24/10	390,500
	Mitsubishi UFJ Trust & Banking Corp.,
200,000	0.280%, 09/13/10	200,000
45,000	0.290%, 12/02/10	45,000
125,000	0.345%, 11/08/10	125,001
50,000	0.350%, 10/26/10	50,000
200,000	0.380%, 11/09/10	199,855
100,000	0.390%, 10/25/10	100,000
100,000	0.400%, 10/21/10	100,000
115,000	0.410%, 02/14/11	115,000
45,000	0.420%, 10/18/10	45,000
250,000	0.430%, 11/02/10	250,000
70,000	0.450%, 10/15/10	70,000
105,000	0.475%, 10/29/10	105,000
100,000	0.500%, 10/13/10	100,000
100,000	0.500%, 10/14/10	100,000
	Mizuho Corporate Bank Ltd.,
200,000	0.340%, 11/01/10	200,000
271,000	0.380%, 10/22/10	271,000
542,350	0.400%, 10/15/10	542,350
618,000	0.520%, 09/17/10	618,000
100,000	0.530%, 09/10/10	100,000
100,000	0.540%, 09/07/10	100,000
444,575	0.540%, 09/09/10	444,575
	National Australia Bank Ltd.,
415,000	0.340%, 11/05/10	415,000
300,000	0.343%, 11/05/10	300,001
560,000	0.350%, 02/28/11	560,014
274,000	Nederlandse Waterschapsbank N.V., 0.515%, 01/31/11	273,406
	Nordea Bank Finland plc,
300,000	0.365%, 02/17/11	300,000
120,300	0.420%, 10/29/10	120,306
500,000	0.510%, 09/07/10	500,000
	Norinchukin Bank-New York,
194,000	0.410%, 11/05/10	194,000
191,000	0.480%, 10/26/10	191,000
186,000	0.480%, 10/27/10	186,000
468,000	0.500%, 10/22/10	468,000
380,000	0.530%, 10/18/10	380,000
256,600	0.570%, 09/27/10	256,600
	Rabobank Nederland N.V.,
324,000	0.264%, 09/22/10	324,000
250,000	0.264%, 09/24/10	250,000
111,000	0.276%, 10/15/10	110,997
565,000	0.315%, 11/18/10	564,615
536,000	0.324%, 08/30/11	536,000
1,047,880	0.370%, 10/19/10	1,047,880
200,000	0.390%, 02/09/11	199,991
52,000	0.445%, 02/07/11	51,898
325,000	0.475%, 08/19/11	325,000
594,220	0.500%, 08/17/11	594,220
	Royal Bank of Scotland plc,
957,000	0.280%, 10/22/10	957,003
814,000	0.320%, 10/14/10	814,000
	Shizuoka Bank,
22,000	0.280%, 09/13/10	22,000
50,000	0.300%, 09/07/10	50,000
50,000	0.300%, 09/08/10	50,000
100,000	0.500%, 10/25/10	100,000
50,000	0.530%, 10/22/10	50,000
	Societe Generale,
186,000	0.420%, 11/04/10	186,000
194,500	0.420%, 11/05/10	194,500
250,000	0.450%, 10/28/10	250,000
143,000	0.450%, 10/29/10	143,000
517,000	0.470%, 10/22/10	517,000
300,000	0.490%, 10/22/10	300,000
300,000	0.550%, 10/15/10	300,000
254,000	0.600%, 10/08/10	254,000
315,000	State Street Bank & Trust Co., 0.320%, 09/07/10	315,002
	Sumitomo Mitsui Banking Corp.,
100,000	0.320%, 09/13/10	100,000
184,000	0.420%, 10/20/10	184,000
274,000	0.450%, 10/19/10	274,000
433,000	0.460%, 10/18/10	433,000
400,000	0.500%, 10/12/10	400,000
400,000	0.500%, 10/13/10	400,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — Continued
17,000	0.500%, 10/14/10	17,000
100,000	0.525%, 09/16/10	100,000
430,000	0.540%, 09/09/10	430,000
400,000	0.540%, 09/10/10	400,000
410,000	0.540%, 09/13/10	410,000
277,870	Sumitomo Trust & Banking Co. Ltd. (The), 0.550%, 09/10/10	277,870
	Svenska Handelsbanken, Inc.,
557,250	0.273%, 11/23/10	557,253
232,050	0.380%, 10/29/10	232,050
300,000	0.390%, 10/29/10	300,005
	UBS AG,
321,000	0.490%, 10/08/10	321,000
800,000	0.505%, 10/08/10	800,000
	UniCredito Italiano S.p.A.,
810,473	0.460%, 09/13/10	810,473
940,000	0.480%, 09/10/10	940,000
300,000	0.500%, 09/09/10	300,000
	Total Certificates of Deposit (Cost $64,257,277)	64,257,277
Commercial Paper — 18.4% (n)
	Antalis U.S. Funding Corp.,
40,000	0.330%, 09/17/10 (e)	39,994
25,000	0.350%, 10/22/10 (e)	24,988
39,870	0.400%, 11/09/10 (e)	39,839
	ANZ National International Ltd.,
30,000	0.320%, 11/18/10 (e) (m)	29,979
195,500	0.320%, 11/22/10 (e) (m)	195,358
79,500	0.390%, 11/01/10 (e) (m)	79,448
233,000	0.390%, 11/08/10 (e) (m)	232,828
150,000	0.561%, 09/07/10 (e) (m)	149,986
	ASB Finance Ltd.,
72,800	0.390%, 10/18/10 (e)	72,763
104,750	0.391%, 09/27/10 (e)	104,720
65,000	0.431%, 11/05/10 (e)	64,950
	Aspen Funding Corp.,
100,026	0.260%, 09/17/10 (e)	100,014
125,000	0.380%, 11/01/10 (e)	124,920
326,900	Atlantic Asset Securitization LLC, 0.230%, 09/01/10 (e)	326,900
	Atlantis One Funding Corp.,
241,200	0.361%, 02/16/11 (e)	240,795
526,000	0.380%, 10/15/10 (e)	525,756
	Banco Bilbao Vizcaya Argentaria S.A.,
100,000	0.330%, 09/03/10 (e)	99,998
842,000	0.344%, 09/20/10 (e)	841,847
52,990	Bank of America Corp., 0.200%, 09/01/10	52,990
	Banque et Caisse d’Epargne de L’Etat,
170,000	0.320%, 11/02/10	169,906
45,000	0.320%, 11/05/10	44,974
	Barclays U.S. Funding Corp.,
23,717	0.375%, 11/01/10	23,702
296,000	0.430%, 10/29/10	295,795
385,900	0.500%, 10/12/10	385,680
	Barton Capital Corp.,
80,000	0.400%, 10/15/10 (e)	79,961
59,057	0.430%, 09/20/10 (e)	59,044
	Belmont Funding LLC,
100,000	0.480%, 09/01/10 (e)	100,000
80,000	0.480%, 09/14/10 (e)	79,986
40,000	0.500%, 09/24/10 (e)	39,987
	BNP Paribas,
200,000	0.481%, 10/21/10	199,867
10,000	0.582%, 02/07/11	9,974
	BNZ International Funding Ltd.,
179,250	0.386%, 09/27/10 (e)	179,200
137,000	0.401%, 10/04/10 (e)	136,950
90,000	0.421%, 10/15/10 (e)	89,954
245,000	0.421%, 10/22/10 (e)	244,854
150,000	0.551%, 09/09/10 (e)	149,982
	BPCE S.A.,
474,000	0.541%, 10/21/10 (e)	473,645
54,000	0.541%, 10/26/10 (e)	53,955
135,000	0.619%, 10/13/10 (e)	134,903
	Cancara Asset Securitisation LLC,
70,000	0.260%, 09/14/10 (e)	69,993
125,000	0.260%, 09/20/10 (e)	124,983
49,000	0.270%, 09/16/10 (e)	48,995
280,000	0.300%, 10/21/10 (e)	279,883
630,000	0.468%, 09/09/10 (e)	629,935
125,000	Citigroup Funding, Inc., 0.270%, 09/09/10	124,993
	DnB NOR Bank ASA,
863,500	0.130%, 12/03/10 (e)	862,931
490,000	0.501%, 09/14/10 (e)	489,912
251,500	0.521%, 09/13/10 (e)	251,456
	Ebbets Funding LLC,
200,000	0.480%, 09/03/10 (e)	199,994
200,000	0.500%, 09/27/10 (e)	199,928
150,000	Edison Asset Securitization LLC, 0.501%, 09/07/10 (e)	149,988
200,000	Eksportfinans ASA, 0.310%, 11/03/10 (e)	199,892

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — Continued
100,000	ENI Coordination Center S.A., 0.360%, 11/05/10 (e)	99,935
50,000	ENI Finance USA, Inc., 0.390%, 10/26/10 (e)	49,970
143,596	Erste Finance Delaware LLC, 0.300%, 09/07/10 (e)	143,589
80,000	Gemini Securitization Corp. LLC, 0.400%, 10/29/10 (e)	79,948
	General Electric Capital Corp.,
150,000	0.400%, 09/29/10	149,953
175,000	0.461%, 09/14/10	174,971
	General Electric Capital Services, Inc.,
175,000	0.250%, 11/29/10	174,892
150,000	0.270%, 11/19/10	149,911
50,000	General Electric Credit Capital Services, 0.400%, 09/29/10	49,984
195,000	Grampian Funding LLC, 0.280%, 09/07/10 (e)	194,991
	Intesa Funding LLC,
270,000	0.380%, 10/12/10	269,883
764,000	0.410%, 10/07/10	763,687
100,000	0.410%, 10/13/10	99,952
	Kreditanstalt fur Wiederaufbau,
30,000	0.300%, 02/18/11 (e)	29,958
50,000	0.331%, 02/09/11 (e)	49,926
150,000	0.340%, 11/29/10 (e)	149,874
200,000	0.351%, 02/17/11 (e)	199,671
180,000	0.431%, 02/04/11 (e)	179,665
	Liberty Street Funding Corp.,
105,000	0.260%, 09/01/10 (e)	105,000
50,000	0.320%, 11/04/10 (e)	49,972
208,000	Lloyds TSB Bank plc, 0.511%, 10/14/10	207,873
70,000	Manhattan Asset Funding Co. LLC, 0.260%, 09/09/10 (e)	69,996
	MetLife Short Term Funding LLC,
106,000	0.330%, 11/15/10 (e)	105,927
98,500	0.330%, 11/18/10 (e)	98,430
82,500	0.360%, 10/18/10 (e)	82,461
25,000	0.461%, 09/17/10 (e)	24,995
28,000	0.481%, 10/21/10 (e)	27,981
187,000	Mont Blanc Capital Corp., 0.531%, 09/09/10 (e)	186,978
	Nordea North America, Inc.,
184,050	0.361%, 02/07/11	183,757
142,000	0.361%, 02/09/11	141,772
125,000	0.371%, 02/22/11	124,776
	NRW Bank Corp.,
500,000	0.310%, 09/09/10	499,965
335,500	0.310%, 09/10/10	335,474
74,500	0.401%, 02/24/11	74,354
500,000	0.401%, 02/25/11	499,017
50,000	0.411%, 02/18/11	49,903
380,000	0.421%, 10/06/10	379,845
404,000	0.431%, 02/04/11	403,247
414,000	0.431%, 02/07/11	413,214
273,000	0.471%, 10/14/10	272,847
76,000	0.541%, 09/07/10	75,993
250,000	Rabobank USA Financial Corp., 0.361%, 02/17/11	249,578
200,000	RBS Holdings USA, Inc., 0.250%, 09/01/10 (e)	200,000
229,403	Regency Markets No. 1 LLC, 0.260%, 09/20/10 (e)	229,372
50,000	Rheingold Securitisation Ltd., 0.601%, 10/14/10 (e)	49,964
	Rhein-Main Securitisation Ltd.,
48,000	0.510%, 09/15/10 (e)	47,991
50,088	0.601%, 10/15/10 (e)	50,051
65,000	0.651%, 09/17/10 (e)	64,981
	Royal Park Investments Funding Corp.,
36,000	0.440%, 10/19/10 (e)	35,979
164,045	0.471%, 10/15/10 (e)	163,951
56,000	0.531%, 10/12/10 (e)	55,966
46,000	0.531%, 10/13/10	45,972
188,000	0.541%, 10/08/10	187,895
	Scaldis Capital LLC,
150,000	0.270%, 09/13/10 (e)	149,986
327,000	0.270%, 09/16/10 (e)	326,963
200,000	0.270%, 09/20/10 (e)	199,972
186,000	0.270%, 09/22/10 (e)	185,971
200,000	0.270%, 09/24/10 (e)	199,965
161,000	Societe de Prise de Participation de l’Etat, 0.250%, 11/30/10 (e)	160,899
	Societe Generale North America, Inc.,
202,300	0.491%, 10/22/10	202,160
55,800	0.531%, 10/18/10	55,761
270,000	0.601%, 10/08/10	269,833
890,000	0.636%, 09/24/10	889,639
900	Starbird Funding Corp., 0.230%, 09/01/10 (e)	900
	Sumitomo Mitsui Banking Corp.,
173,600	0.440%, 10/15/10 (e)	173,506
150,000	0.501%, 10/08/10 (e)	149,923
84,040	0.541%, 09/09/10 (e)	84,030
30,000	0.541%, 09/10/10 (e)	29,996
	Surrey Funding Corp.,
52,000	0.310%, 09/27/10 (e)	51,989
50,000	0.370%, 10/21/10 (e)	49,974

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — Continued
60,800	0.380%, 09/08/10 (e)	60,795
28,000	0.380%, 10/13/10 (e)	27,988
34,500	0.380%, 10/14/10 (e)	34,484
95,000	0.380%, 10/19/10 (e)	94,952
50,000	0.430%, 10/07/10 (e)	49,978
50,000	0.430%, 10/12/10 (e)	49,976
	Thames Asset Global Securitization No. 1, Inc.,
222,599	0.250%, 09/20/10 (e)	222,570
83,663	0.250%, 10/12/10 (e)	83,639
67,439	0.290%, 10/18/10 (e)	67,413
166,082	0.436%, 09/15/10 (e)	166,054
	Toyota Credit Canada, Inc.,
50,000	0.400%, 10/25/10	49,970
50,000	0.440%, 10/22/10	49,969
	Toyota Motor Credit Corp.,
53,812	0.350%, 10/27/10	53,783
74,000	0.430%, 10/20/10	73,956
	UBS Finance Delaware LLC,
1,000,000	0.365%, 09/02/10	999,990
1,000,000	0.491%, 10/08/10	999,496
	Versailles Commercial Paper LLC,
59,698	0.330%, 10/15/10 (e)	59,674
85,000	0.450%, 10/06/10 (e)	84,963
	Westpac Securities NZ Ltd.,
132,200	0.300%, 09/03/10 (e)	132,198
94,500	0.380%, 10/06/10 (e)	94,465
95,000	Windmill Funding Corp., 0.230%, 09/01/10 (e)	95,000
	Total Commercial Paper (Cost $25,472,292)	25,472,292
Corporate Notes — 0.8%
	Financials — 0.4%
	Commercial Banks — 0.2%
88,000	Kreditanstalt fur Wiederaufbau, 3.750%, 06/27/11	90,377
198,000	Rabobank Nederland N.V., VAR, 0.446%, 11/16/10 (e)	198,000
		288,377
	FDIC Guaranteed Securities (˜) — 0.2%
307,000	Citibank N.A., VAR, 0.583%, 09/30/10	307,000
	Total Financials	595,377
	Supranational — 0.4%
479,070	International Bank for Reconstruction & Development, VAR, 0.329%, 07/13/11	479,070
	Total Corporate Notes (Cost $1,074,447)	1,074,447
Discount Notes — 0.5% (n)
	Supranational — 0.5%
	World Bank
500,000	0.200%, 09/08/10	499,981
145,000	0.240%, 12/30/10	144,884
	Total Discount Notes (Cost $644,865)	644,865
Repurchase Agreements — 12.6%
500,000	Bank of America Securities LLC, 0.250%, dated 08/31/10, due 09/01/10, repurchase price $500,003, collateralized by U.S. Government Agency Securities with a value of $512,903	500,000
2,000,000	Barclays Capital, Inc., 0.220%, dated 08/27/10, due 09/03/10, repurchase price $2,000,086, collateralized by U.S. Government Agency Securities with a value of $2,049,753	2,000,000
5,000,000	Barclays Capital, Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $5,000,035, collateralized by U.S. Government Agency and U.S. Treasury Securities with a value of $5,100,000	5,000,000
3,000,000	Barclays Capital, Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $3,000,021, collateralized by U.S. Government Agency Securities with a value of $3,060,000	3,000,000
100,000	Citigroup, Inc., 0.580%, dated 08/31/10, due 09/01/10, repurchase price $100,002, collateralized by Corporate Bonds and Notes with a value of $103,000	100,000
500,000	Credit Suisse First Boston USA, Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $500,003, collateralized by U.S. Government Agency Securities with a value of $510,003	500,000
189,607	Deutsche Bank Securities, Inc., 0.240%, dated 08/31/10, due 09/01/10, repurchase price $189,608, collateralized by U.S. Treasury Securities with a value of $193,399	189,607
2,000,000	Deutsche Bank Securities, Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $2,000,014, collateralized by U.S. Government Agency Securities with a value of $2,040,000	2,000,000
390,759	Deutsche Bank Securities, Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $390,762, collateralized by U.S. Government Agency Securities with a value of $398,574	390,759

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Repurchase Agreements — Continued
2,000,000	Goldman Sachs & Co., 0.230%, dated 08/31/10, due 09/07/10, repurchase price $2,000,089, collateralized by U.S. Government Agency Securities with a value of $2,040,000	2,000,000
1,000,000	Morgan Stanley & Co., Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $1,000,007, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000
500,000	RBS Securities, Inc., 0.260%, dated 08/31/10, due 09/01/10, repurchase price $500,003, collateralized by U.S. Government Agency Securities with a value of $510,001	500,000
200,000	RBS Securities, Inc., 0.330%, dated 08/31/10, due 09/01/10, repurchase price $200,002, collateralized by Corporate Bonds and Notes and U.S. Government Agency Securities with a value of $204,869	200,000
	Total Repurchase Agreements (Cost $17,380,366)	17,380,366
Time Deposits — 12.9%
566,320	Branch Banking & Trust Co., 0.210%, 09/01/10	566,320
	Citibank N.A.,
1,107,300	0.240%, 09/07/10	1,107,300
1,581,000	Commerzbank AG, 0.230%, 09/07/10	1,581,000
	Credit Agricole S.A.,
542,000	0.240%, 09/01/10	542,000
1,000,000	0.250%, 09/01/10	1,000,000
1,122,722	Deutsche Bank AG, 0.190%, 09/01/10	1,122,722
1,500,000	DnB NOR Bank ASA, 0.200%, 09/01/10	1,500,000
650,000	DZ Bank AG, 0.250%, 09/01/10	650,000
3,000,000	KBC Bank N.V., 0.200%, 09/01/10	3,000,000
800,000	Landesbank Hessen-Thueringen Girozentral, 0.250%, 09/07/10	800,000
1,000,000	Lloyds TSB Bank plc, 0.240%, 09/01/10	1,000,000
1,600,000	Natixis, 0.250%, 09/01/10	1,600,000
750,000	Royal Bank of Canada, 0.220%, 09/01/10	750,000
	Royal Bank of Scotland plc,
1,000,000	0.240%, 09/01/10	1,000,000
1,000,000	0.250%, 09/01/10	1,000,000
673,460	Societe Generale, 0.240%, 09/01/10	673,460
	Total Time Deposits (Cost $17,892,802)	17,892,802
U.S. Government Agency Securities — 7.2%
25,000	Federal Farm Credit Bank, DN, 0.100%, 09/01/10 (n)	25,000
	Federal Home Loan Bank,
283,690	0.280%, 11/19/10	283,658
650,000	0.310%, 11/19/10	649,969
216,000	DN, 0.240%, 01/28/11 (n)	215,785
98,500	DN, 0.295%, 10/29/10 (n)	98,453
193,485	DN, 0.295%, 11/10/10 (n)	193,374
632,000	VAR, 0.325%, 01/30/12	631,768
409,000	VAR, 0.378%, 11/07/11	408,807
	Federal Home Loan Mortgage Corp.,
195,000	DN, 0.235%, 02/07/11 (n)	194,798
248,989	DN, 0.240%, 09/21/10 (n)	248,956
209,750	DN, 0.240%, 01/18/11 (n)	209,555
95,275	DN, 0.240%, 01/24/11 (n)	95,183
325,000	DN, 0.250%, 10/05/10 (n)	324,923
325,000	DN, 0.250%, 10/06/10 (n)	324,921
325,000	DN, 0.250%, 10/07/10 (n)	324,919
263,500	DN, 0.250%, 10/08/10 (n)	263,432
198,435	DN, 0.295%, 11/17/10 (n)	198,310
550,000	VAR, 0.210%, 12/29/11	549,632
200,000	VAR, 0.236%, 12/14/11	199,897
600,000	VAR, 0.236%, 12/16/11	599,687
509,900	VAR, 0.262%, 10/26/11	509,663
566,550	VAR, 0.275%, 04/03/12	566,190
	Federal National Mortgage Association,
113,000	DN, 0.240%, 09/20/10 (n)	112,986
19,875	DN, 0.240%, 09/22/10 (n)	19,872
56,500	DN, 0.240%, 01/19/11 (n)	56,447
332,000	DN, 0.240%, 02/02/11 (n)	331,659
260,000	DN, 0.250%, 10/01/10 (n)	259,946
495,300	DN, 0.250%, 01/03/11 (n)	494,873
430,000	DN, 0.294%, 09/29/10 (n)	429,901
109,033	DN, 0.295%, 11/10/10 (n)	108,971
561,000	DN, 0.513%, 05/02/11 (n)	559,069
416,000	VAR, 0.285%, 08/23/12	415,750
	Total U.S. Government Agency Securities (Cost $9,906,354)	9,906,354

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 2.0%
	U.S. Treasury Bills — 2.0% (n)
1,103,000	0.215%, 12/09/10	1,102,348
915,000	0.225%, 10/21/10	914,714
780,000	0.245%, 10/28/10	779,698
	Total U.S. Treasury Obligations (Cost $2,796,760)	2,796,760
	Total Investments — 100.9% (Cost $139,425,163)*	139,425,163
	Liabilities in Excess of Other Assets — (0.9)%	(1,165,942)
	NET ASSETS — 100.0%	$138,259,221

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 42.9%
66,000	Abbey National Treasury Services plc, 0.400%, 09/24/10	66,000
90,000	ABN Amro Bank N.V., 0.303%, 09/27/10	90,000
	Banco Bilbao Vizcaya Argentaria S.A.,
9,000	0.294%, 09/24/10	9,000
13,000	0.350%, 09/13/10	13,000
59,000	Bank of Nova Scotia, 0.300%, 09/03/10	59,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
5,000	0.450%, 02/16/11	5,000
19,000	0.510%, 10/12/10	19,000
	Barclays Bank plc,
65,000	0.380%, 11/01/10	65,000
25,000	0.480%, 10/18/10	25,000
40,000	0.500%, 10/08/10	40,000
	BNP Paribas,
67,000	0.320%, 09/02/10	67,000
50,000	0.330%, 09/10/10	50,000
21,000	0.480%, 10/21/10	21,000
70,000	0.500%, 10/18/10	70,000
20,000	0.530%, 10/15/10	20,000
40,000	0.600%, 10/14/10	40,000
68,000	0.608%, 03/22/11	68,000
15,000	0.615%, 09/24/10	15,000
	BPCE S.A.,
100,000	0.510%, 11/05/10	100,002
50,000	0.670%, 10/08/10	50,001
50,000	0.680%, 09/24/10	50,000
	Caisse des Depots et Consignation,
15,000	0.330%, 09/08/10	15,000
68,000	0.340%, 09/03/10	68,000
75,000	0.400%, 11/02/10	75,001
39,000	0.490%, 10/18/10	39,001
	Credit Agricole S.A.,
23,000	0.300%, 11/01/10	23,000
30,000	0.350%, 09/15/10	30,000
38,000	0.360%, 11/12/10	38,000
25,000	0.380%, 09/23/10	25,000
45,000	0.400%, 09/24/10	45,000
52,000	0.400%, 09/27/10	52,000
40,000	0.600%, 10/14/10	40,000
	Credit Industriel et Commercial,
5,000	0.490%, 10/29/10	5,000
57,000	0.540%, 10/19/10	57,000
50,000	0.550%, 10/19/10	50,000
50,000	0.670%, 10/07/10	50,000
85,000	0.680%, 09/24/10	85,000
85,000	0.720%, 09/27/10	85,000
40,000	Danske Bank, 0.275%, 10/05/10	40,000
	Deutsche Bank AG,
10,000	0.390%, 10/20/10	10,000
60,000	0.520%, 09/20/10	60,000
37,000	DnB NOR Bank ASA, 0.340%, 10/26/10	37,000
	DZ Bank AG,
25,000	0.330%, 10/04/10	25,000
30,000	0.375%, 09/24/10	30,000
10,000	0.400%, 09/22/10	10,000
5,000	0.540%, 09/09/10	5,000
	HSBC Bank plc,
100,000	0.510%, 08/23/11	100,000
106,000	0.530%, 08/22/11	106,000
50,000	0.590%, 08/16/11	50,003
	ING Bank N.V.,
60,000	0.550%, 09/17/10	60,000
44,000	0.550%, 09/20/10	44,000
38,000	0.550%, 10/08/10	38,000
40,000	0.560%, 09/24/10	40,000
42,000	Intesa Sanpaolo S.p.A., 0.455%, 10/08/10	42,000
	Lloyds TSB Bank plc,
63,000	0.520%, 10/14/10	63,000
26,000	0.520%, 10/15/10	26,000
38,000	0.540%, 10/08/10	38,000
56,000	0.550%, 09/24/10	56,000
	Mitsubishi UFJ Trust & Banking Corp.,
20,000	0.290%, 12/02/10	20,000
50,000	0.350%, 10/26/10	50,000
10,000	0.410%, 02/14/11	10,000
15,000	0.450%, 10/15/10	15,000
25,000	0.475%, 10/29/10	25,000
100,000	0.530%, 10/12/10	100,000
100,000	0.550%, 09/21/10	100,000
25,000	0.580%, 09/07/10	25,000
100,000	0.590%, 09/01/10	100,000
	Mizuho Corporate Bank Ltd.,
38,000	0.400%, 10/15/10	38,000
51,000	0.520%, 09/17/10	51,000
34,000	0.540%, 09/09/10	34,000
	National Australia Bank Ltd.,
51,000	0.340%, 11/05/10	51,000
35,000	0.350%, 02/28/11	35,001
21,000	Nederlandse Waterschapsbank N.V., 0.515%, 01/31/11	20,955
15,000	Nordea Bank Finland plc, 0.500%, 09/30/10	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — Continued
	Norinchukin Bank-New York,
14,000	0.410%, 11/05/10	14,000
27,000	0.480%, 10/27/10	27,000
5,000	0.500%, 10/22/10	5,000
27,000	0.530%, 10/18/10	27,000
50,000	0.570%, 09/27/10	50,000
	Rabobank Nederland N.V.,
44,000	0.264%, 09/22/10	44,000
35,000	0.324%, 08/30/11	35,000
77,000	0.370%, 10/19/10	77,000
20,000	0.475%, 08/19/11	20,000
60,000	Royal Bank of Scotland plc, 0.320%, 10/14/10	60,000
45,000	Shizuoka Bank, 0.530%, 10/22/10	45,000
	Societe Generale,
31,000	0.420%, 11/05/10	31,000
28,000	0.450%, 10/29/10	28,000
21,000	0.550%, 10/15/10	21,000
38,000	0.600%, 10/08/10	38,000
	Sumitomo Mitsui Banking Corp.,
29,000	0.380%, 10/29/10	29,000
50,000	0.400%, 10/21/10	50,000
19,000	0.450%, 10/19/10	19,000
31,000	0.460%, 10/18/10	31,000
25,000	0.530%, 10/08/10	25,000
50,000	0.550%, 09/01/10	50,000
	Svenska Handelsbanken, Inc.,
40,000	0.273%, 11/23/10	40,000
40,000	0.380%, 10/29/10	40,000
57,000	UBS AG, 0.505%, 10/08/10	57,000
	UniCredito Italiano S.p.A.,
25,000	0.460%, 09/13/10	25,000
50,000	0.480%, 09/10/10	50,000
15,000	0.500%, 09/09/10	15,000
	Total Certificates of Deposit (Cost $4,246,964)	4,246,964
Commercial Paper — 20.6% (n)
	Antalis U.S. Funding Corp.,
52,000	0.320%, 09/20/10 (e)	51,991
20,000	0.551%, 10/12/10 (e)	19,988
50,000	ANZ National International Ltd., 0.561%, 09/07/10 (e) (m)	49,995
46,399	Arabella Finance LLC, 0.550%, 09/03/10 (e)	46,398
	ASB Finance Ltd.,
35,000	0.431%, 11/01/10 (e)	34,975
86,500	0.611%, 09/07/10 (e) (m)	86,491
37,000	Atlantis One Funding Corp., 0.380%, 10/15/10 (e)	36,983
58,000	Banco Bilbao Vizcaya Argentaria S.A., 0.344%, 09/20/10 (e)	57,989
21,000	Barclays U.S. Funding Corp., 0.430%, 10/29/10	20,985
20,000	Belmont Funding LLC, 0.500%, 09/24/10 (e)	19,994
24,693	BNP Paribas, 0.616%, 09/24/10	24,683
	BNZ International Funding Ltd.,
10,000	0.401%, 10/04/10 (e)	9,996
10,000	0.421%, 10/15/10 (e)	9,995
40,000	BPCE S.A., 0.656%, 10/13/10 (e)	39,969
	Cancara Asset Securitisation LLC,
20,000	0.300%, 10/21/10 (e)	19,992
25,000	0.561%, 09/09/10 (e)	24,997
	DnB NOR Bank ASA,
68,000	0.191%, 12/03/10 (e)	67,955
195,000	0.360%, 11/16/10 (e)	194,852
50,000	ENI Coordination Center S.A., 0.390%, 10/26/10 (e)	49,970
50,000	Erste Finance Delaware LLC, 0.300%, 09/07/10 (e)	49,998
20,000	Gemini Securitization Corp. LLC, 0.400%, 10/29/10 (e)	19,987
11,000	General Electric Capital Services, Inc., 0.270%, 11/18/10	10,994
50,000	General Electric Credit Capital Services, 0.400%, 09/29/10	49,984
80,000	Intesa Funding LLC, 0.404%, 10/07/10	79,968
	Kreditanstalt fur Wiederaufbau,
20,000	0.300%, 02/18/11 (e)	19,971
40,000	0.300%, 02/22/11 (e)	39,942
20,000	0.431%, 02/04/11 (e)	19,963
200,000	Nationwide Building Society, 0.551%, 09/22/10 (e)	199,936
10,000	Nordea North America, Inc., 0.371%, 02/22/11	9,982
	NRW Bank Corp.,
50,000	0.411%, 02/18/11	49,903
15,000	0.431%, 02/04/11	14,972
30,000	0.431%, 02/07/11	29,943
19,000	0.471%, 10/14/10	18,990
54,000	Rheingold Securitisation Ltd., 0.681%, 09/20/10 (e)	53,981
20,000	Rhein-Main Securitisation Ltd., 0.651%, 09/17/10 (e)	19,994
20,000	Societe de Prise de Participation de l’Etat, 0.250%, 11/30/10 (e)	19,987

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — Continued
	Societe Generale North America, Inc.,
50,000	0.531%, 10/18/10	49,966
110,000	0.636%, 09/24/10	109,955
25,000	Starbird Funding Corp., 0.471%, 10/22/10 (e)	24,983
49,500	State Street Corp., 0.260%, 10/29/10	49,479
	Sumitomo Mitsui Banking Corp.,
25,000	0.441%, 10/15/10 (e)	24,987
40,000	0.541%, 09/09/10 (e)	39,995
10,000	Thames Asset Global Securitization No. 1, Inc., 0.250%, 09/20/10 (e)	9,999
50,000	Toyota Credit Canada, Inc., 0.400%, 11/01/10	49,966
25,000	UBS Finance Delaware LLC, 0.365%, 09/02/10	25,000
	Versailles Commercial Paper LLC,
50,000	0.330%, 10/29/10 (e)	49,973
25,000	0.450%, 10/06/10 (e)	24,989
	Total Commercial Paper (Cost $2,035,985)	2,035,985
Corporate Notes — 0.7%
	Financials — 0.4%
	Commercial Banks — 0.2%
16,000	Rabobank Nederland N.V., VAR, 0.446%, 11/16/10 (e)	16,000
	FDIC Guaranteed Securities (˜) — 0.2%
23,000	Citibank N.A., VAR, 0.583%, 09/30/10	23,000
	Total Financials	39,000
	Supranational — 0.3%
30,000	International Bank for Reconstruction & Development, VAR, 0.329%, 07/13/11	30,000
	Total Corporate Notes (Cost $69,000)	69,000
Discount Notes — 0.2% (n)
	Supranational — 0.2%
13,800	Inter-American Development Bank, 0.797%, 04/11/11	14,169
5,000	World Bank, 0.240%, 12/30/10	4,996
	Total Discount Notes (Cost $19,165)	19,165
Repurchase Agreements — 25.2%
1,100,000	Barclays Capital, Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $1,100,008, collateralized by U.S. Government Agency Securities with a value of $1,128,534.	1,100,000
396,480	Deutsche Bank Securities, Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $396,483, collateralized by U.S. Government Agency and U.S. Treasury Securities with a value of $404,410.	396,480
450,000	Deutsche Bank Securities, Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $450,003, collateralized by U.S. Government Agency Securities with a value of $459,000.	450,000
500,000	Goldman Sachs & Co., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $500,003, collateralized by U.S. Government Agency Securities with a value of $510,000.	500,000
50,000	RBS Securities, Inc., 0.330%, dated 08/31/10, due 09/01/10, repurchase price $50,000, collateralized by U.S. Government Agency Securities with a value of $51,002	50,000
	Total Repurchase Agreements (Cost $2,496,480)	2,496,480
Time Deposits — 4.1%
200,000	Commerzbank AG, 0.230%, 09/07/10	200,000
200,000	Landesbank Hessen-Thueringen Girozentral, 0.250%, 09/07/10	200,000
	Total Time Deposits (Cost $400,000)	400,000
U.S. Government Agency Securities — 5.4%
	Federal Home Loan Bank,
68,000	0.280%, 11/19/10	67,992
46,000	VAR, 0.325%, 01/30/12	45,983
30,600	VAR, 0.378%, 11/07/11	30,586
	Federal Home Loan Mortgage Corp.,
25,000	DN, 0.240%, 02/07/11 (n)	24,973
75,000	DN, 0.250%, 10/08/10 (n)	74,981
47,000	DN, 0.300%, 11/01/10 (n)	46,977
40,000	VAR, 0.210%, 12/29/11	39,973
40,000	VAR, 0.262%, 10/26/11	39,981
	Federal National Mortgage Association,
27,000	DN, 0.240%, 09/22/10 (n)	26,996
10,000	DN, 0.240%, 02/02/11 (n)	9,990
33,000	DN, 0.300%, 09/29/10 (n)	32,992
41,000	DN, 0.510%, 05/02/11 (n)	40,859
50,000	VAR, 0.285%, 08/23/12	49,970
	Total U.S. Government Agency Securities (Cost $532,253)	532,253

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 1.9%
	U.S. Treasury Bills — 1.9% (n)
81,000	0.220%, 12/09/10	80,952
60,000	0.230%, 10/21/10	59,981
50,000	0.250%, 10/28/10	49,981
	Total U.S. Treasury Obligations (Cost $190,914)	190,914
	Total Investments — 101.0% (Cost $9,990,761)*	9,990,761
	Liabilities in Excess of Other Assets — (1.0)%	(97,181)
	NET ASSETS — 100.0%	$9,893,580

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Corporate Note — 0.2%
	FDIC Guaranteed Securities (˜) — 0.2%
169,000	Citibank N.A., VAR, 0.583%, 09/30/10 (Cost $169,000)	169,000
U.S. Government Agency Securities — 70.4%
	Federal Farm Credit Bank — 0.6%
450,000	VAR, 0.256%, 12/20/10	449,994
	Federal Home Loan Bank — 19.6%
349,000	0.240%, 02/01/11	348,950
50,000	0.260%, 01/13/11	49,995
112,500	0.260%, 01/14/11	112,489
414,000	0.260%, 01/21/11	413,960
230,000	0.260%, 01/25/11	229,967
730,000	0.270%, 10/26/10	729,962
440,000	0.420%, 02/01/11	440,344
469,800	0.500%, 10/18/10	469,792
220,000	3.250%, 03/11/11	223,482
490,000	DN, 0.180%, 11/29/10 (n)	489,782
142,000	DN, 0.191%, 09/08/10 (n)	141,995
274,685	DN, 0.195%, 09/01/10 (n)	274,685
254,000	DN, 0.200%, 09/03/10 (n)	253,997
161,000	DN, 0.200%, 10/29/10 (n)	160,948
320,100	DN, 0.200%, 11/05/10 (n)	319,984
533,000	DN, 0.200%, 11/10/10 (n)	532,793
347,000	DN, 0.200%, 11/12/10 (n)	346,861
665,000	DN, 0.204%, 10/20/10 (n)	664,816
511,000	DN, 0.205%, 10/01/10 (n)	510,913
473,000	DN, 0.206%, 11/03/10 (n)	472,829
143,500	DN, 0.300%, 11/17/10 (n)	143,408
228,632	DN, 0.300%, 11/19/10 (n)	228,481
489,400	VAR, 0.182%, 11/17/10	489,379
1,000,000	VAR, 0.192%, 11/26/10	1,000,000
253,500	VAR, 0.214%, 05/25/11	253,440
200,000	VAR, 0.227%, 01/26/12	199,915
378,400	VAR, 0.242%, 12/01/10	378,400
195,000	VAR, 0.286%, 02/01/11	194,978
300,000	VAR, 0.288%, 02/01/12	299,859
405,000	VAR, 0.291%, 08/10/11	404,846
480,000	VAR, 0.325%, 01/30/12	479,824
1,205,000	VAR, 0.365%, 12/06/10	1,205,000
419,000	VAR, 0.368%, 07/26/11	418,848
449,500	VAR, 0.386%, 07/15/11	449,302
733,000	VAR, 0.433%, 10/27/10	732,994
83,500	VAR, 0.466%, 10/15/10	83,499
224,000	VAR, 0.497%, 10/13/11	224,266
289,000	VAR, 0.590%, 11/01/10	289,000
		14,663,983
	Federal Home Loan Mortgage Corp. — 24.9%
492,762	4.125%, 10/18/10	495,241
103,500	DN, 0.190%, 12/02/10 (n)	103,450
870,000	DN, 0.197%, 12/09/10 (n)	869,529
500,000	DN, 0.200%, 09/07/10 (n)	499,983
101,386	DN, 0.200%, 10/25/10 (n)	101,356
548,400	DN, 0.200%, 12/01/10 (n)	548,123
445,000	DN, 0.205%, 11/08/10 (n)	444,828
225,000	DN, 0.210%, 02/08/11 (n)	224,790
225,000	DN, 0.210%, 02/09/11 (n)	224,789
250,000	DN, 0.210%, 02/10/11 (n)	249,764
250,000	DN, 0.210%, 02/11/11 (n)	249,762
369,750	DN, 0.210%, 02/14/11 (n)	369,392
552,409	DN, 0.218%, 11/23/10 (n)	552,131
150,000	DN, 0.220%, 12/08/10 (n)	149,910
200,000	DN, 0.220%, 12/10/10 (n)	199,878
430,000	DN, 0.220%, 01/05/11 (n)	429,669
320,000	DN, 0.220%, 01/11/11 (n)	319,742
100,000	DN, 0.220%, 01/27/11 (n)	99,909
69,000	DN, 0.220%, 01/28/11 (n)	68,937
731,000	DN, 0.227%, 09/08/10 (n)	730,968
764,130	DN, 0.230%, 10/04/10 (n)	763,969
200,000	DN, 0.230%, 11/09/10 (n)	199,912
750,000	DN, 0.230%, 04/05/11 (n)	748,965
200,000	DN, 0.235%, 02/07/11 (n)	199,779
350,000	DN, 0.235%, 02/22/11 (n)	349,604
200,000	DN, 0.240%, 11/16/10 (n)	199,899
100,000	DN, 0.240%, 12/06/10 (n)	99,936
768,000	DN, 0.252%, 10/05/10 (n)	767,818
600,000	DN, 0.255%, 09/02/10 (n)	599,996
313,383	DN, 0.255%, 03/01/11 (n)	312,982
1,497,500	DN, 0.260%, 10/01/10 (n)	1,497,176
250,000	DN, 0.260%, 12/14/10 (n)	249,812
701,667	DN, 0.296%, 01/18/11 (n)	700,867
263,000	DN, 0.300%, 11/15/10 (n)	262,835
300,000	DN, 0.316%, 01/14/11 (n)	299,645
748,500	VAR, 0.190%, 01/25/12	747,549
690,320	VAR, 0.210%, 12/29/11	689,858
323,000	VAR, 0.236%, 12/14/11	322,834
150,000	VAR, 0.236%, 12/16/11	149,922
279,000	VAR, 0.275%, 04/03/12	278,820
163,496	VAR, 0.326%, 02/01/11	163,505
250,000	VAR, 0.346%, 02/14/11	250,001
849,550	VAR, 0.516%, 09/03/10	849,555

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — Continued
	Federal Home Loan Mortgage Corp. — Continued
496,700	VAR, 0.581%, 04/07/11	496,641
475,000	VAR, 0.607%, 03/09/11	474,970
		18,609,001
	Federal National Mortgage Association — 25.3%
326,659	DN, 0.200%, 09/01/10 (n)	326,659
500,000	DN, 0.200%, 10/01/10 (n)	499,917
150,000	DN, 0.200%, 11/01/10 (n)	149,949
448,000	DN, 0.200%, 11/15/10 (n)	447,813
300,000	DN, 0.208%, 10/04/10 (n)	299,943
250,000	DN, 0.210%, 02/16/11 (n)	249,755
732,500	DN, 0.215%, 10/18/10 (n)	732,294
200,000	DN, 0.220%, 10/13/10 (n)	199,949
348,500	DN, 0.230%, 09/21/10 (n)	348,455
798,500	DN, 0.239%, 03/01/11 (n)	797,542
217,250	DN, 0.240%, 12/13/10 (n)	217,101
231,500	DN, 0.240%, 12/14/10 (n)	231,340
100,000	DN, 0.240%, 02/02/11 (n)	99,893
346,000	DN, 0.240%, 03/28/11 (n)	345,520
313,236	DN, 0.249%, 09/15/10 (n)	313,206
250,000	DN, 0.250%, 09/23/10 (n)	249,962
490,000	DN, 0.250%, 01/03/11 (n)	489,578
808,587	DN, 0.250%, 01/24/11 (n)	807,773
100,000	DN, 0.250%, 03/21/11 (n)	99,860
1,675,000	DN, 0.252%, 09/20/10 (n)	1,674,778
277,000	DN, 0.260%, 01/05/11 (n)	276,748
800,000	DN, 0.260%, 01/26/11 (n)	799,151
1,292,000	DN, 0.261%, 04/11/11 (n)	1,289,922
200,000	DN, 0.262%, 10/12/10 (n)	199,940
27,200	DN, 0.265%, 10/15/10 (n)	27,191
513,250	DN, 0.267%, 11/03/10 (n)	513,011
100,000	DN, 0.270%, 02/01/11 (n)	99,885
402,000	DN, 0.274%, 01/12/11 (n)	401,594
1,545,386	DN, 0.275%, 10/06/10 (n)	1,544,973
625,000	DN, 0.280%, 03/02/11 (n)	624,115
124,500	DN, 0.290%, 10/27/10 (n)	124,444
827,000	DN, 0.294%, 09/29/10 (n)	826,811
398,249	DN, 0.300%, 11/10/10 (n)	398,017
21,174	DN, 0.300%, 11/17/10 (n)	21,160
300,000	DN, 0.301%, 01/18/11 (n)	299,653
222,000	DN, 0.422%, 07/11/11 (n)	221,189
250,000	DN, 0.492%, 04/01/11 (n)	249,279
704,000	VAR, 0.162%, 07/27/11	703,746
100,000	VAR, 0.264%, 05/13/11	99,962
331,000	VAR, 0.285%, 08/23/12	330,801
1,234,000	VAR, 0.720%, 10/22/10	1,234,004
		18,866,883
	Total U.S. Government Agency Securities (Cost $52,589,861)	52,589,861
U.S. Treasury Obligations — 0.5%
	U.S. Treasury Notes — 0.5%
200,000	0.875%, 03/31/11	200,736
185,000	1.000%, 09/30/11	186,333
	Total U.S. Treasury Obligations (Cost $387,069)	387,069
Repurchase Agreements — 28.9%
1,298,756	Bank of America Securities LLC, 0.250%, dated 08/31/10, due 09/01/10, repurchase price $1,298,765, collateralized by U.S. Government Agency Securities with a value of $1,324,731	1,298,756
1,000,000	Barclays Capital, Inc., 0.220%, dated 08/31/10, due 09/07/10, repurchase price $1,000,043, collateralized by U.S. Government Agency Securities with a value of $1,020,001 (m)	1,000,000
175,275	Barclays Capital, Inc., 0.240%, dated 08/31/10, due 09/01/10, repurchase price $175,276, collateralized by U.S. Treasury Securities with a value of $178,781	175,275
3,325,000	Barclays Capital, Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $3,325,023, collateralized by U.S. Government Agency and U.S. Treasury Securities with a value of $3,391,500	3,325,000
1,000,000	Citigroup, Inc., 0.260%, dated 08/31/10, due 09/01/10, repurchase price $1,000,007, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000
500,000	Credit Suisse First Boston USA, Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $500,004, collateralized by U.S. Government Agency Securities with a value of $515,000	500,000
1,000,000	Deutsche Bank Securities, Inc., 0.220%, dated 08/26/10, due 09/02/10, repurchase price $1,000,043, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000
112,294	Deutsche Bank Securities, Inc., 0.240%, dated 08/31/10, due 09/01/10, repurchase price $112,295, collateralized by U.S. Treasury Securities with a value of $114,540	112,294

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Repurchase Agreements — Continued
1,164,887	Deutsche Bank Securities, Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $1,164,895, collateralized by U.S. Government Agency Securities with a value of $1,188,185	1,164,887
1,700,000	Goldman Sachs & Co., 0.230%, dated 08/27/10, due 09/03/10, repurchase price $1,700,076, collateralized by U.S. Government Agency Securities with a value of $1,734,000	1,700,000
1,000,000	Goldman Sachs & Co., 0.230%, dated 08/31/10, due 09/07/10, repurchase price $1,000,045, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000
1,100,000	Goldman Sachs & Co., 0.240%, dated 08/26/10, due 09/02/10, repurchase price $1,100,051, collateralized by U.S. Government Agency Securities with a value of $1,122,000	1,100,000
800,000	Goldman Sachs & Co., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $800,006, collateralized by U.S. Government Agency Securities with a value of $816,000	800,000
1,000,000	Morgan Stanley & Co., Inc., 0.220%, dated 08/25/10, due 09/01/10, repurchase price $1,000,043, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000
350,000	Morgan Stanley & Co., Inc., 0.250%, dated 08/31/10, due 09/01/10, repurchase price $350,002, collateralized by U.S. Government Agency Securities with a value of $357,000	350,000
4,511,000	RBS Securities, Inc., 0.260%, dated 08/31/10, due 09/01/10, repurchase price $4,511,033, collateralized by U.S. Government Agency Securities with a value of $4,609,004	4,511,000
1,500,000	UBS Warburg LLC, 0.250%, dated 08/31/10, due 09/01/10, repurchase price $1,500,010, collateralized by U.S. Treasury Securities with a value of $1,530,004	1,500,000
	Total Repurchase Agreements (Cost $21,537,212)	21,537,212
	Total Investments — 100.0% (Cost $74,683,142)*	74,683,142
	Other Assets in Excess of Liabilities — 0.0% (g)	5,883
	NET ASSETS — 100.0%	$74,689,025

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   23

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 48.0%
	U.S. Treasury Bills — 38.2% (n)
485,000	0.174%, 10/07/10	484,915
350,000	0.187%, 02/24/11	349,680
84,675	0.190%, 09/02/10	84,675
375,000	0.190%, 02/10/11	374,679
600,000	0.196%, 01/20/11	599,541
600,000	0.199%, 01/27/11	599,510
350,000	0.200%, 02/03/11	349,699
100,000	0.207%, 12/16/10	99,939
200,000	0.220%, 12/02/10	199,888
100,000	0.222%, 09/16/10	99,991
200,000	0.226%, 11/26/10	199,892
200,000	0.230%, 11/18/10	199,900
350,000	0.245%, 10/28/10	349,865
451,000	0.247%, 10/14/10	450,867
450,000	0.248%, 10/21/10	449,845
300,000	0.291%, 01/13/11	299,676
350,000	0.399%, 09/23/10	349,915
		5,542,477
	U.S. Treasury Notes — 9.8%
195,000	0.875%, 01/31/11	195,492
75,000	0.875%, 03/31/11	75,276
70,000	1.000%, 08/31/11	70,485
70,000	1.000%, 09/30/11	70,505
585,000	2.000%, 09/30/10	585,826
65,000	3.875%, 09/15/10	65,089
350,000	4.250%, 10/15/10	351,694
		1,414,367
	Total U.S. Treasury Obligations (Cost $6,956,844)	6,956,844
Repurchase Agreements — 51.9%
1,943	Bank of America Securities LLC, 0.240%, dated 08/31/10, due 09/01/10, repurchase price $1,943, collateralized by U.S. Treasury Securities with a value of $1,982	1,943
2,524,725	Barclays Capital, Inc., 0.240%, dated 08/31/10, due 09/01/10, repurchase price $2,524,742, collateralized by U.S. Treasury Securities with a value of $2,575,220 (m)	2,524,725
1,000,000	Credit Suisse First Boston USA, Inc., 0.240%, dated 08/31/10, due 09/01/10, repurchase price $1,000,007, collateralized by U.S. Treasury Securities with a value of $1,020,007	1,000,000
1,000,000	Deutsche Bank Securities, Inc., 0.210%, dated 08/27/10, due 09/03/10, repurchase price $1,000,041, collateralized by U.S. Treasury Securities with a value of $1,020,000	1,000,000
1,600,000	Deutsche Bank Securities, Inc., 0.240%, dated 08/31/10, due 09/01/10, repurchase price $1,600,011, collateralized by U.S. Treasury Securities with a value of $1,632,000	1,600,000
1,000,000	RBS Securities, Inc., 0.240%, dated 08/31/10, due 09/01/10, repurchase price $1,000,007, collateralized by U.S. Treasury Securities with a value of $1,020,002	1,000,000
400,000	UBS Warburg LLC, 0.240%, dated 08/31/10, due 09/01/10, repurchase price $400,003, collateralized by U.S. Treasury Securities with a value of $408,001	400,000
	Total Repurchase Agreements (Cost $7,526,668)	7,526,668
	Total Investments — 99.9% (Cost $14,483,512)*	14,483,512
	Other Assets in Excess of Liabilities — 0.1%	9,297
	NET ASSETS — 100.0%	$14,492,809

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 79.8%
	Federal Farm Credit Bank — 13.7%
210,000	DN, 0.220%, 10/04/10 (m) (n)	209,958
25,000	DN, 0.220%, 03/01/11 (m) (n)	24,972
25,000	DN, 0.220%, 03/18/11 (m) (n)	24,970
25,000	DN, 0.220%, 03/22/11 (m) (n)	24,969
151,000	DN, 0.250%, 10/22/10 (m) (n)	150,946
232,200	VAR, 0.190%, 09/24/10 (m)	232,200
181,685	VAR, 0.213%, 03/10/11	181,628
80,000	VAR, 0.216%, 10/14/10	79,999
33,000	VAR, 0.225%, 03/21/11	32,998
70,000	VAR, 0.246%, 02/14/11	70,013
92,250	VAR, 0.255%, 01/06/12	92,200
115,000	VAR, 0.296%, 11/14/11	115,050
69,000	VAR, 0.437%, 03/15/11	68,981
		1,308,884
	Federal Home Loan Bank — 66.1%
50,000	0.240%, 02/01/11	49,993
50,000	0.260%, 01/21/11	49,995
116,000	0.270%, 10/26/10	115,994
65,000	0.300%, 04/21/11	65,015
60,000	0.350%, 03/21/11	60,035
74,000	0.420%, 02/01/11	74,058
100,000	0.500%, 10/18/10	99,997
15,000	0.500%, 04/08/11	14,994
21,505	0.700%, 04/18/11	21,527
100,000	0.750%, 03/18/11	100,122
25,000	1.625%, 07/27/11	25,293
24,200	3.250%, 03/11/11	24,583
200,000	4.625%, 02/18/11	204,041
98,000	5.088%, 09/23/10	98,284
672,850	DN, 0.030%, 09/29/10 (n)	672,761
209,399	DN, 0.155%, 09/08/10 (n)	209,393
400,000	DN, 0.165%, 09/03/10 (n)	399,996
552,000	DN, 0.170%, 09/24/10 (n)	551,940
200,000	DN, 0.190%, 11/03/10 (n)	199,934
788,033	DN, 0.192%, 09/01/10 (n)	788,033
485,000	DN, 0.200%, 10/06/10 (n)	484,906
100,000	DN, 0.200%, 10/08/10 (n)	99,979
470,000	DN, 0.205%, 10/01/10 (n)	469,920
50,000	DN, 0.300%, 11/17/10 (n)	49,968
40,000	DN, 0.300%, 11/19/10 (n)	39,974
200,000	VAR, 0.182%, 11/17/10	199,992
25,000	VAR, 0.206%, 01/14/11	25,001
25,000	VAR, 0.227%, 01/26/12	24,989
50,000	VAR, 0.232%, 09/26/11	49,973
100,000	VAR, 0.242%, 12/01/10	100,000
25,000	VAR, 0.288%, 02/01/12	24,988
55,000	VAR, 0.291%, 08/10/11	54,979
70,000	VAR, 0.325%, 01/30/12	69,974
200,000	VAR, 0.365%, 12/06/10	200,000
60,000	VAR, 0.368%, 07/26/11	59,978
70,000	VAR, 0.386%, 07/15/11	69,969
175,000	VAR, 0.466%, 10/15/10	174,999
50,000	VAR, 0.497%, 10/13/11	50,059
100,000	VAR, 0.640%, 10/28/10	100,000
150,000	VAR, 0.990%, 09/17/10	150,000
		6,325,636
	Total U.S. Government Agency Securities (Cost $7,634,520 )	7,634,520
U.S. Treasury Obligations — 31.3%
	U.S. Treasury Bills — 28.8% (n)
500,000	0.000%, 09/30/10	499,938
125,000	0.155%, 11/26/10	124,954
500,000	0.160%, 09/16/10	499,967
635,000	0.171%, 09/02/10	634,997
125,000	0.187%, 02/24/11	124,886
100,000	0.190%, 02/10/11	99,914
100,000	0.202%, 01/27/11	99,917
100,000	0.230%, 11/18/10	99,950
375,000	0.232%, 10/14/10	374,896
200,000	0.243%, 10/28/10	199,923
		2,759,342
	U.S. Treasury Notes — 2.5%
140,000	0.875%, 01/31/11	140,353
25,000	0.875%, 03/31/11	25,092
25,000	1.000%, 08/31/11	25,173
50,000	1.000%, 09/30/11	50,361
		240,979
	Total U.S. Treasury Obligations (Cost $3,000,321)	3,000,321
	Total Investments — 111.1% (Cost $10,634,841)*	10,634,841
	Liabilities in Excess of Other Assets — (11.1)%	(1,066,675)
	NET ASSETS — 100.0%	$9,568,166

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   25

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 105.3%
	U.S. Treasury Bills — 96.9% (n)
1,000,000	0.000%, 12/02/10	999,608
700,000	0.151%, 11/12/10	699,789
200,000	0.151%, 01/06/11	199,893
1,400,000	0.155%, 11/04/10	1,399,614
2,100,000	0.156%, 09/23/10 (m)	2,099,800
1,000,000	0.157%, 09/09/10	999,965
1,400,000	0.157%, 10/14/10	1,399,738
1,228,547	0.158%, 09/02/10	1,228,542
2,832,588	0.158%, 09/16/10	2,832,402
700,000	0.159%, 10/21/10	699,845
500,000	0.162%, 09/30/10	499,935
1,100,000	0.163%, 10/28/10	1,099,716
1,590,000	0.164%, 10/07/10	1,589,740
1,400,000	0.165%, 11/26/10	1,399,449
596,820	0.172%, 11/18/10	596,597
375,000	0.185%, 12/30/10	374,769
100,000	0.202%, 01/27/11	99,917
		18,219,319
	U.S. Treasury Notes — 8.4%
240,000	0.875%, 01/31/11	240,605
100,000	0.875%, 03/31/11	100,368
95,000	1.000%, 08/31/11	95,659
95,000	1.000%, 09/30/11	95,685
100,000	1.500%, 10/31/10	100,176
887,000	2.000%, 09/30/10	888,258
61,000	3.875%, 09/15/10	61,084
		1,581,835
	Total U.S. Treasury Obligations (Cost $19,801,154)	19,801,154
	Total Investments — 105.3% (Cost $19,801,154)*	19,801,154
	Liabilities in Excess of Other Assets — (5.3)%	(992,969)
	NET ASSETS — 100.0%	$18,808,185

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 95.9%
	Alabama — 0.4%
9,800	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	9,800
30,510	Eclipse Funding Trust, Solar Eclipse, Mobile, Series 2006-0109, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.270%, 09/07/10	30,510
12,795	Macon Trust Various States, Series 2007-306, Rev., VRDO, 0.420%, 09/07/10	12,795
8,325	Mobile County IDA, PCR, Exxon-Mobil Project, Rev., VRDO, 0.190%, 09/01/10	8,325
22,965	Mobile Industrial Development Board, Dock & Wharf, Holnam, Inc. Project, Series A, Rev., VRDO, LOC: Bayerische Landesbank, 0.290%, 09/07/10	22,965
		84,395
	Alaska — 0.7%
	Alaska Housing Finance Corp.,
10,960	Series 1407, Rev., VRDO, GNMA/FNMA, 0.370%, 09/07/10	10,960
40,000	Series D, Rev., VRDO, 0.320%, 09/07/10	40,000
	Alaska Housing Finance Corp., Governmental Purpose,
30,000	Series A, Rev., VRDO, 0.280%, 09/07/10	30,000
24,600	Series B, Rev., VRDO, 0.280%, 09/07/10	24,600
39,295	Alaska Housing Finance Corp., State Capital Project, Series C, Rev., VRDO, 0.280%, 09/07/10	39,295
15,000	Alaska Industrial Development & Export Authority, Greater Fairbanks, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.270%, 09/07/10	15,000
		159,855
	Arizona — 0.6%
10,700	Apache County IDA, Tucson Electric Power Co., Series 83-C, Rev., VRDO, LOC: Bank of New York, 0.280%, 09/07/10	10,700
7,700	Apache County IDA, Tucson Electric Power Co., Springerville Project, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 09/07/10	7,700
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/07/10	7,160
15,760	Phoenix Civic Improvement Corp., Series ROCS-RR-II-R-11732, Rev., VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.310%, 09/07/10 (e)	15,760
2,000	Phoenix IDA, Multi-Family Housing, Del Mar Terrace, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.300%, 09/07/10	2,000
21,800	Pima County IDA, Tucson Electric, Rev., VRDO, LOC: Bank of New York, 0.270%, 09/07/10	21,800
21,700	Pima County IDA, Tucson Electric Irvington, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	21,700
16,995	Pinal County Electric District No 3, Series U-1, Rev., VRDO, 0.420%, 09/07/10	16,995
25,585	Pinal County Electric District No.3, Series U-2, Rev., VRDO, 0.350%, 09/07/10	25,585
1,855	Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/07/10	1,855
4,365	Yavapai County, Highway Construction, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.450%, 09/07/10	4,365
		135,620
	California — 8.1%
3,910	Abag Finance Authority for Nonprofit Corps., Charleston Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.280%, 09/24/10 (m)	3,910
2,385	Abag Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/07/10	2,385
3,900	Abag Finance Authority for Nonprofit Corps., On Lok Senior Health Services, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.240%, 09/07/10	3,900
21,425	Abag Finance Authority for Nonprofit Corps., Point Loma Nazarene, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.240%, 09/07/10	21,425
7,900	Abag Finance Authority for Nonprofit Corps., Sharp Healthcare, Series C, Rev., VRDO, LOC: Citibank N.A., 0.250%, 09/07/10	7,900
5,000	Austin Trust Various States, Series 2008-3305, Rev., VRDO, LIQ: Bank of America N.A., 0.290%, 09/07/10	5,000
10,775	California Educational Facilities Authority, Life Chiropractic College, Rev., VRDO, LOC: Bank of The West, 0.240%, 09/07/10	10,775
5,200	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/07/10	5,200
43,435	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 0.250%, 09/07/10	43,435

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
3,985	California Health Facilities Financing Authority, Lucile Salter, Series A, Rev., VRDO, 0.250%, 09/07/10	3,985
27,250	California Housing Finance Agency, Series N, Rev., VRDO, AMT, LOC: FNMA, 0.290%, 09/07/10	27,250
	California Housing Finance Agency, Home Mortgage,
29,145	Series D, Rev., VRDO, AMT, LOC: FNMA, 0.290%, 09/07/10	29,145
21,770	Series F, Rev., VRDO, AMT, LOC: FNMA, 0.290%, 09/07/10	21,770
70,800	Series M, Rev., VRDO, AMT, 0.290%, 09/07/10	70,800
115	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of California N.A., 0.320%, 09/07/10	115
6,150	California Infrastructure & Economic Development Bank, IDR, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 09/01/10	6,150
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.320%, 09/07/10	1,610
	California Infrastructure & Economic Development Bank, Pacific Gas & Electric,
3,800	Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.220%, 09/01/10	3,800
10,100	Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.190%, 09/01/10	10,100
305	California Infrastructure & Economic Development Bank, Rand Corp., Series B, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/01/10	305
10,000	California Infrastructure & Economic Development Bank, The J. Paul Getty Trust, Series B, Rev., VRDO, 0.180%, 09/01/10	10,000
	California State Department of Water Resources, Power Supply,
59,425	Series C-8, Rev., VRDO, LOC: Bayerische Landesbank, 0.270%, 09/07/10	59,425
80,150	Subseries G-5, Rev., VRDO, LIQ: Fortis Bank S.A., 0.320%, 09/07/10	80,150
88,455	California State University, Series ROCS-RR-II-R-12250, Rev., VRDO, AGM-CR, AMBAC, 0.320%, 09/07/10 (e)	88,455
	California Statewide Communities Development Authority,
10,600	Series 176, COP, VRDO, AGM, LIQ: Morgan Stanley Bank, 0.320%, 09/07/10	10,600
20,495	Series 3048, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.370%, 09/07/10 (e)	20,495
39,185	Series J, Rev., VRDO, 0.250%, 09/07/10	39,185
21,800	Series L, Rev., VRDO, 0.250%, 09/07/10	21,800
	California Statewide Communities Development Authority, Kaiser Permanente,
53,200	Series A, Rev., VRDO, 0.250%, 09/07/10	53,200
58,065	Series B, Rev., VRDO, 0.250%, 09/07/10	58,065
44,850	Series M, Rev., VRDO, 0.250%, 09/07/10	44,850
30,500	California Statewide Communities Development Authority, Los Angeles County Museum of Art Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.240%, 09/07/10	30,500
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	3,420
3,100	California Statewide Communities Development Authority, Multi-Family Housing, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.260%, 09/07/10	3,100
9,750	California Statewide Communities Development Authority, Multi-Family Housing, Westgate Pasadena Apartments, Series G, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 09/07/10	9,750
9,800	City of Corcoran, Water System Project, COP, VRDO, LOC: Union Bank of California N.A., 0.300%, 09/07/10	9,800
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 09/07/10	3,950
3,650	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/07/10	3,650
2,257	City of Irvine, Improvement Bond Act of 1915, District No. 03-19, Special Assessment, Series A, VRDO, LOC: Bank of New York, 0.230%, 09/01/10	2,257
3,300	City of Irvine, Improvement Bond Act of 1915, District No. 04-20, Limited Obligation Assessment, Series B, Rev., VRDO, LOC: KBC Bank N.V., 0.230%, 09/01/10	3,300
4,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 09/07/10	4,800

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
17,000	City of Ontario, Multi-Family Housing, Park Centre Apartments, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/07/10	17,000
9,430	City of Riverside, Series A, Rev., VRDO, 0.300%, 09/07/10	9,430
4,625	City of Tracy, Multi-Family Housing, Sycamore, Series A, Rev., VRDO, LOC: FHLMC, 0.260%, 09/07/10	4,625
15,655	CRHMFA Home Buyers Fund, Series ROCS-RR-II-R-11647, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Citibank N.A., 0.360%, 09/07/10 (e)	15,655
	Deutsche Bank Spears/Lifers Trust Various States,
11,945	Series DB-332, GO, VRDO, LIQ: Deutsche Bank AG, 0.310%, 09/07/10	11,945
10,275	Series DB-416, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.290%, 09/07/10	10,275
18,860	Series DB-419, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.290%, 09/07/10	18,860
31,425	Series DB-424, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.290%, 09/07/10 (e)	31,425
9,805	Series DB-429, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.290%, 09/07/10	9,805
11,095	Series DB-432, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.290%, 09/07/10	11,095
6,995	Deutsche Bank Spears/Lifers Trust Various States, Tax Allocation, Series DB-318, VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.290%, 09/07/10	6,995
29,960	Eclipse Funding Trust, Solar Eclipse, Castai, Series 2007-0034, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	29,960
11,680	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	11,680
13,385	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	13,385
13,785	Eclipse Funding Trust, Solar Eclipse, South San Francisco,Tax Allocation, Series 2006-0067, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	13,785
	Los Angeles Community College District,
22,500	Series ROCS-RR-II-R-11768, GO, VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.300%, 09/07/10 (e)	22,500
16,600	Series ROCS-RR-II-R-11773, GO, VRDO, LIQ: Citibank N.A., 0.300%, 09/07/10 (e)	16,600
7,160	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.260%, 09/07/10	7,160
6,500	Los Angeles Department of Water & Power, Power System, Subseries A-7, Rev., VRDO, 0.250%, 09/07/10	6,500
	Metropolitan Water District of Southern California,
10,230	Series 3002, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10 (e)	10,230
11,700	Series B-3, Rev., VRDO, 0.230%, 09/01/10	11,700
26,600	Series C-1, Rev., VRDO, 0.240%, 09/01/10	26,600
70,000	Orange County Sanitation District, Series B, Rev., 2.000%, 12/01/10	70,273
17,900	Orange County, Apartment Development, Aliso Creek Project, Series B, Rev., VRDO, LOC: FHLMC, 0.290%, 09/07/10	17,900
	Orange County, WLCO LF Partners,
2,200	Series G1, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 09/07/10	2,200
4,150	Series G3, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 09/07/10	4,150
11,585	Pasadena Public Financing Authority, Rose Bowl Refinancing & Improvement, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/07/10	11,585
15,000	Peralta Community College District, Series 3019, GO, VRDO, AGM, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10 (e)	15,000
	Puttable Floating Option Tax-Exempt Receipts,
9,885	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.460%, 09/07/10	9,885
8,230	Series PT-4161, Rev., VRDO, 0.460%, 09/07/10	8,230
7,240	Series PT-4554, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.390%, 09/07/10	7,240
7,050	Series PT-4555, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.390%, 09/07/10 (e)	7,050
5,775	Series PT-4561, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.390%, 09/07/10	5,775
4,145	Series PT-4571, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.390%, 09/07/10	4,145
3,465	Series PT-4585, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.390%, 09/07/10	3,465
6,375	Series PT-4589, VRDO, FHLMC, LIQ: FHLMC, 0.390%, 09/07/10	6,375

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
8,135	Series PT-4597, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.390%, 09/07/10	8,135
15,135	Series PT-4647, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.290%, 09/07/10 (e)	15,135
12,665	Series PT-4648, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.290%, 09/07/10 (e)	12,665
22,500	Series PT-4683, GO, VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.320%, 09/07/10 (e)	22,500
34,095	Riverside County Asset Leasing Corp., Southwest Justice, Series A, Rev., VRDO, AGC, LOC: Union Bank of California, 0.250%, 09/07/10	34,095
10,100	Sacramento County Sanitation Districts Financing Authority, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 09/01/10	10,100
13,800	Sacramento County, Airport Systems, Series ROCS-RR-II-R-11424, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.280%, 09/07/10 (p)	13,800
43,700	Sacramento Transportation Authority, Limited Tax Measure A, Series C, Rev., VRDO, 0.300%, 09/07/10	43,700
21,455	San Diego Community College District, Series ROCS-RR-II-R-11775, GO, VRDO, LIQ: Citibank N.A., 0.290%, 09/07/10 (e)	21,455
9,900	San Francisco Bay Area Transit District, EAGLE, Series 2007-0100, Class A, GO, VRDO, LIQ: Citibank N.A., 0.290%, 09/07/10	9,900
22,820	San Francisco City & County Airports Commission, Series 36B, Rev., VRDO, LOC: Union Bank N.A., 0.270%, 09/07/10	22,820
30,490	San Francisco City & County Finance Corp., Moscone Centre, Series 2008-2, Rev., VRDO, LOC: State Street Bank & Trust Co., 0.260%, 09/07/10	30,490
21,310	San Francisco City & County Public Utilities Commission, Series 2190, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.300%, 09/07/10	21,310
11,245	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.470%, 09/07/10	11,245
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 0.420%, 09/07/10	1,800
19,425	San Pablo Redevelopment Agency, Tenth Township Redevelopment Project, Tax Allocation, VRDO, LOC: Union Bank of California, 0.240%, 09/01/10	19,425
21,650	Santa Cruz Redevelopment Agency, Multi-Family Housing, 1010 Pacific Avenue Apartments, Series B, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	21,650
23,200	South Placer Wastewater Authority, Series B, Rev, VRDO, LOC: State Street Bank & Trust Co., 0.270%, 09/07/10	23,200
9,195	Stanilaus County Capital Improvements Financing Authority, Gallo Center For The Arts Project, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/07/10	9,195
32,000	State of California, Series B-2, GO, VRDO, LOC: BNP Paribas, 0.260%, 09/07/10	32,000
	State of California, Kindergarten,
22,000	Series A-3, GO, VRDO, LOC: State Street Bank & Trust Co., 0.230%, 09/01/10	22,000
18,375	Series A-5, GO, VRDO, LOC: Citibank N.A., 0.220%, 09/01/10	18,375
58,000	Series A-7, GO, VRDO, LOC: Citibank N.A., 0.260%, 09/07/10	58,000
1,650	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.300%, 09/07/10	1,650
8,700	University of California, Series 2902, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Bank, 0.320%, 09/07/10	8,700
10,950	University of California Regents Medical Center, Series B-2, Rev., VRDO, 0.240%, 09/01/10	10,950
	Wells Fargo Stage Trust,
19,750	Series 1C, GO, VRDO, 0.280%, 09/07/10 (e)	19,750
9,780	Series 20C, COP, VRDO, LIQ: Wells Fargo & Co., 0.280%, 09/07/10 (e)	9,780
25,400	Series 38C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.280%, 09/07/10 (e)	25,400
9,980	Series 56C, GO, VRDO, LIQ: Wells Fargo & Co., 0.280%, 09/07/10 (e)	9,980
12,990	Western Municipal Water District Facilities Authority, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 09/07/10	12,990
		1,912,390
	Colorado — 2.0%
15,010	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.290%, 09/07/10	15,010
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 0.310%, 09/07/10	1,000
20,500	Colorado Educational & Cultural Facilities Authority, Nature Conservatory, Series A, Rev., VRDO, 0.330%, 09/07/10	20,500

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Colorado — Continued
19,400	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.290%, 09/01/10	19,400
141,350	Colorado Health Facilities Authority, Series ROCS-RR-II-R-10425CE, Rev., VRDO, LIQ: Citigroup Financial Products, 0.270%, 09/07/10 (e)	141,350
10,700	Colorado Health Facilities Authority, Hospital, NCMC, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 09/07/10	10,700
17,330	Colorado Housing & Finance Authority, Series AA-3, Class I, Rev., VRDO, LOC: FNMA, 0.270%, 09/07/10	17,330
1,885	Colorado Housing & Finance Authority, Multi-Family Housing Project, Series A-4, Class I, Rev., VRDO, 0.310%, 09/07/10	1,885
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Class I, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	1,600
15,000	Colorado Housing & Finance Authority, Single Family Mortgage, Series C-2, Class I, Rev., VRDO, LIQ: Federal Home Loan Bank, 0.270%, 09/07/10	15,000
	Denver City & County, Airport,
40,980	Series 2365, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 0.370%, 09/07/10	40,980
38,800	Subseries C1, Rev., VRDO, AMT, LOC: KBC Bank N.V., 0.340%, 09/07/10	38,800
60,220	Subseries G1, Rev., VRDO, AGC, 0.260%, 09/01/10	60,220
71,900	Subseries G2, Rev., VRDO, AGC, 0.260%, 09/01/10	71,900
11,275	Moffat County, PCR, Tri-State Generation Association Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/07/10	11,275
5,510	University of Colorado, Enterprise System, Series 3840, Rev., VRDO, NATL-RE, LIQ: Dexia Credit Local, 0.550%, 09/07/10	5,510
		472,460
	Connecticut — 0.9%
20,450	City of New Britain, GO, BAN, 1.750%, 03/29/11	20,601
27,500	City of New Haven, GO, BAN, 2.000%, 03/24/11	27,741
21,525	City of Waterbury, Series B, GO, BAN, 2.500%, 09/01/10	21,525
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
15,795	Series A-3, Rev., VRDO, AMT, AMBAC, 0.300%, 09/07/10	15,795
47,100	Series B-3, Rev., VRDO, AMT, AMBAC, 0.300%, 09/07/10	47,100
15,885	Series B-3, Rev., VRDO, AMT, AMBAC, 0.350%, 09/07/10	15,885
13,515	Series D-1, Rev., VRDO, AMBAC, 0.250%, 09/07/10	13,515
32,500	Series D-3, Rev., VRDO, AMBAC, 0.350%, 09/07/10	32,500
900	Connecticut State Health & Educational Facility Authority, Community Renewal Team, Series A, Rev., VRDO, LOC: Fleet National Bank, 0.500%, 09/07/10	900
8,800	Connecticut State Health & Educational Facility Authority, Masonicare, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.250%, 09/01/10	8,800
17,060	Wells Fargo Stage Trust, Series 61C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.280%, 09/07/10 (e)	17,060
		221,422
	Delaware — 0.2%
15,000	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.320%, 09/07/10	15,000
	University of Delaware,
24,265	Rev., VRDO, 0.250%, 09/01/10	24,265
300	Series B, Rev., VRDO, 0.250%, 09/01/10	300
		39,565
	District of Columbia — 1.3%
96,935	Anacostia Waterfront Corp., MERLOTS, Series F02, Rev., VRDO, 0.290%, 09/07/10	96,935
2,970	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/07/10	2,970
11,450	District of Columbia Water & Sewer Authority, Series 2979, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10 (e)	11,450
2,220	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/07/10	2,220
13,675	District of Columbia, Edmund Burke School, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	13,675

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	District of Columbia — Continued
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VRDO, LOC: Bank of New York, 0.330%, 09/07/10	7,500
31,160	District of Columbia, MERLOTS, Series B-34, GO, VRDO, AGM, 0.290%, 09/07/10	31,160
11,850	District of Columbia, Multimodal, American University, Rev., VRDO, 0.290%, 09/07/10	11,850
4,180	District of Columbia, National Children’s Center, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/07/10	4,180
23,770	District of Columbia, National Geographic Society, Rev., VRDO, 0.310%, 09/07/10	23,770
1,500	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	1,500
15,620	District of Columbia, Trinity College Issue, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	15,620
27,775	Eclipse Funding Trust, Solar Eclipse, Series 2007-0056, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	27,775
15,240	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	15,240
31,160	Eclipse Funding Trust, Solar Eclipse, Washington D.C., Series 2007-0221, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	31,160
21,985	Metropolitan Washington Airports Authority, Series 3140, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.330%, 09/07/10 (e)	21,985
		318,990
	Florida — 5.7%
45,000	Alachua County Health Facilities Authority, Series 2654, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10	45,000
11,150	Alachua County IDA, Florida Rock Industrial, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/07/10	11,150
40,008	Austin Trust Various States, Special Assessment, Series 2008-346, VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.350%, 09/07/10	40,008
21,405	Brevard County Health Facilities Authority, Wuesthoff Memorial Hospital Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	21,405
4,570	Broward County Educational Facilities Authority, Nova Southeastern University, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/01/10	4,570
29,405	Broward County School Board, COP, VRDO, AGM, 0.310%, 09/07/10	29,405
8,850	City of Fort Myers, Series 2077, Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.300%, 09/07/10 (e)	8,850
56,000	City of West Palm Beach, Utility System, Series C, Rev., VRDO, AGC, 0.360%, 09/07/10	56,000
	Deutsche Bank Spears/Lifers Trust Various States,
6,100	Series DB-271, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	6,100
106,210	Series DB-459, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.330%, 09/07/10	106,210
	Eclipse Funding Trust, Solar Eclipse,
8,335	Series 2006-0043, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10 (e)	8,335
20,780	Series 2007-0051, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	20,780
53,960	Series 2007-0055, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	53,960
24,050	Eclipse Funding Trust, Solar Eclipse, Golden, Series 2006-0125, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10 (e)	24,050
	Eclipse Funding Trust, Solar Eclipse, Miami,
11,180	Series 2006-0049, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	11,180
9,830	Series 2007-0045, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.270%, 09/01/10	9,830
10,620	Eclipse Funding Trust, Solar Eclipse, Palm Bay, Series 2006-0136, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.290%, 09/07/10	10,620
18,870	Eclipse Funding Trust, Solar Eclipse, Peace, Series 2006-0144, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	18,870
8,620	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	8,620

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
35,390	Eclipse Funding Trust, Solar Eclipse, South, Series 2007-0035, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	35,390
5,800	Florida Gulf Coast University Finance Corp., Student Union Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.270%, 09/07/10	5,800
6,350	Florida Housing Finance Corp., Multi-Family Housing, Banyon Bay Partners, Series FF, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 09/07/10	6,350
9,690	Florida Housing Finance Corp., Multi-Family Housing, Heron Park Project, Series U, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.350%, 09/07/10	9,690
8,225	Florida Housing Finance Corp., Multi-Family Housing, Monterey Lake, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.300%, 09/07/10	8,225
16,900	Hillsborough Community College Foundation, Inc. (The), Rev., VRDO, LOC: Bank of America N.A., 0.290%, 09/07/10	16,900
	Hillsborough County Aviation Authority,
6,780	Series PT-2723, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 0.620%, 09/07/10	6,780
6,570	Series PT-3878, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.550%, 09/07/10	6,570
8,000	Hillsborough County IDA, Carrollwood Day School Project, Rev., VRDO, LOC: Mercantile Bank of Michigan, 0.290%, 09/07/10	8,000
	Jacksonville Health Facilities Authority, Baptist Medical,
14,000	Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/01/10	14,000
13,305	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/01/10	13,305
14,675	Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 09/01/10	14,675
31,895	JEA, Electric Systems, Subseries D, Rev., VRDO, 0.310%, 09/07/10	31,895
1,340	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 09/07/10	1,340
10,000	Miami-Dade County, Aviation, Series 3041, Rev., VRDO, BHAC-CR, ACG-ICC, XLCA, LIQ: Morgan Stanley Bank, 0.330%, 09/07/10 (e)	10,000
17,120	Miami-Dade County, Aviation, EAGLE, Series 2006-0029, Class A, Rev., VRDO, BHAC, AGM-CR, FGIC, LIQ: Citibank N.A., 0.310%, 09/07/10	17,120
22,540	Miami-Dade County, Transit System, EAGLE, Series 2006-0101, Class A, Rev., VRDO, AGC-ICC, XLCA, LIQ: Citibank N.A., 0.310%, 09/07/10	22,540
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	6,700
7,745	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/07/10	7,745
9,401	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, LOC: Nationsbank N.A., 0.350%, 09/07/10	9,401
3,520	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/07/10	3,520
28,410	Orange County IDA, Diocese Orlando Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	28,410
22,285	Orange County, Tourist Development, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.300%, 09/07/10	22,285
	Orlando & Orange County Expressway Authority,
60,000	Series C-2, Rev., VRDO, AGM, 0.300%, 09/07/10	60,000
49,225	Subseries B-1, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/07/10	49,225
8,715	Orlando Utilities Commission, Water & Electric Revenue, Series PT-3791, Rev., VRDO, LIQ: Dexia Credit Local, 0.550%, 09/07/10	8,715
7,080	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/07/10	7,080
	Pinellas County Health Facility Authority, Baycare Health System,
30,650	Series A-1, Rev., VRDO, LOC: U.S. Bank N.A., 0.230%, 09/01/10	30,650
75,215	Series B-1, Rev., VRDO, AGM, 0.310%, 09/07/10	75,215

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
104,290	Puttable Floating Option Tax-Exempt Receipts, Series PT-4615, COP, VRDO, LIQ: Dexia Credit Local, 0.550%, 09/07/10	104,290
78,500	Sarasota County Public Hospital District, Sarasota Memorial Hospital, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	78,500
	South Miami Health Facilities Authority,
21,125	Series 2833, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10	21,125
11,615	Series 3119, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10 (e)	11,615
8,265	State of Florida, MERLOTS, Series C07, GO, VRDO, 0.290%, 09/07/10	8,265
12,800	Tohopekaliga Water Authority, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 09/07/10	12,800
33,950	USF Financing Corp., Master Lease Program, Series B-1, COP, VRDO, AMBAC, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	33,950
	Volusia County Health Facilities Authority,
25,340	Series MT-151, Rev., VRDO, AMBAC, LIQ: Bank of America N.A., 0.370%, 09/07/10	25,340
36,470	Series MT-317, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 0.400%, 09/07/10	36,470
		1,364,824
	Georgia — 1.8%
4,745	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VRDO, LOC: FHLMC, 0.500%, 09/07/10	4,745
8,315	De Kalb County Development Authority, Inland Fresh Seafood Corp., Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/07/10	8,315
8,560	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/07/10	8,560
11,445	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/07/10	11,445
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.310%, 09/07/10	10,735
4,865	De Kalb Private Hospital Authority, Children’s Healthcare, Rev., VRDO, 0.290%, 09/07/10	4,865
15,195	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	15,195
21,385	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	21,385
9,850	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	9,850
6,865	Fulton County Development Authority, St. George Village CCRC Project, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	6,865
18,605	Fulton County Hospital Authority, Northside Hospital Inc., Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	18,605
4,690	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.450%, 09/07/10	4,690
10,000	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VRDO, 0.300%, 09/07/10	10,000
13,930	Gwinnett County Water & Sewerage Authority, MERLOTS, Series K15, Rev., VRDO, 0.290%, 09/07/10	13,930
5,940	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., VRDO, BHAC, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.310%, 09/07/10	5,940
600	Marietta Housing Authority, Multi-Family Housing, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	600
43,445	Monroe County Development Authority, Oglethorpe Power Corp., Rev., VRDO, LOC: Bank of America N.A., 0.320%, 09/07/10	43,445
	Private Colleges & Universities Authority, Emory University,
61,350	Series B-1, Rev., VRDO, 0.230%, 09/07/10	61,350
51,250	Series C-1, Rev., VRDO, 0.250%, 09/07/10	51,250
45,625	Series C-2, Rev., VRDO, 0.250%, 09/07/10	45,625
20,400	Series C-4, Rev., VRDO, 0.240%, 09/07/10	20,400
17,000	Series C-5, Rev., VRDO, 0.250%, 09/07/10	17,000
9,725	Puttable Floating Option Tax-Exempt Receipts, Metropolitan, Series PT-4017, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.550%, 09/07/10	9,725

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
17,075	Savannah EDA, SSU Foundation Real Estate Ventures LLC, University Village Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	17,075
		421,595
	Hawaii — 0.2%
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,840	Series 2006-0096, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	13,840
9,325	Series 2006-0123, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	9,325
19,485	Hawaii State Department of Budget & Finance, Series 2135, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.300%, 09/07/10	19,485
11,022	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VRDO, LOC: Union Bank of California, 0.360%, 09/07/10	11,022
		53,672
	Idaho — 0.6%
27,605	Eclipse Funding Trust, Solar Eclipse, Boise, Series 2007-0002, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	27,605
16,330	Idaho Health Facilities Authority, St. Luke’s Regional Medical Center Project, Rev., VRDO, AGM, 0.300%, 09/07/10	16,330
	Idaho Housing & Finance Association, Single Family Mortgage,
12,815	Series D-1, Class I, Rev., VRDO, LOC: FNMA, 0.350%, 09/07/10	12,815
22,000	Series F-1, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.350%, 09/07/10	22,000
9,340	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.300%, 09/07/10	9,340
52,000	State of Idaho, Rev., TAN, 2.000%, 06/30/11	52,681
		140,771
	Illinois — 3.9%
	Chicago Board of Education,
23,370	Series 2931, GO, VRDO, AMBAC, LIQ: Dexia Credit Local, 0.550%, 09/07/10	23,370
7,930	Series PT-3620, GO, VRDO, AMBAC, LIQ: Dexia Credit Local, 0.550%, 09/07/10	7,930
	Chicago O’Hare International Airport,
21,135	Series ROCS-RR-II-R-11430, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.320%, 09/07/10	21,135
17,555	Series ROCS-RR-II-R-11517, Rev., VRDO, AGC-ICC, NATL-RE, LIQ: Citibank N.A., 0.320%, 09/07/10	17,555
26,765	Series ROCS-RR-II-R-12245, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.320%, 09/07/10 (e)	26,765
31,680	Series ROCS-RR-II-R-12246, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.320%, 09/07/10 (e)	31,680
2,500	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.320%, 09/07/10	2,500
4,600	Chicago O’Hare International Airport, General Airport, Second Lien, ACES, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.350%, 09/07/10	4,600
10,380	City of Chicago, Neighborhoods Alive 21, Series B-4, GO, VRDO, LOC: Bank of New York, 0.260%, 09/01/10	10,380
	City of Chicago, Water, Senior Lien,
19,860	Subseries 04-1, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.310%, 09/07/10	19,860
9,930	Subseries 04-2, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.310%, 09/07/10	9,930
4,300	City of Galesburg, Knox College Project, Rev., VRDO, LOC: Lasalle National Bank, 0.310%, 09/07/10	4,300
	Deutsche Bank Spears/Lifers Trust Various States,
11,495	Series DB-288, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	11,495
24,515	Series DB-300, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	24,515
10,345	Series DB-307, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	10,345
22,685	Series DB-309, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	22,685
18,965	Series DB-315, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	18,965
15,710	Series DB-322, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	15,710
10,970	Series DB-368, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	10,970
5,235	Series DB-400, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	5,235

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
15,615	Series DB-475, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	15,615
	Eclipse Funding Trust, Solar Eclipse, Chicago,
9,110	Series 2006-0003, GO, VRDO, AGM, LIQ: U.S. Bank N.A., 0.300%, 09/07/10	9,110
10,290	Series 2006-0131, GO, VRDO, AGM, LIQ: U.S. Bank N.A., 0.300%, 09/07/10	10,290
	Eclipse Funding Trust, Solar Eclipse, Illinois,
27,390	Series 2006-0098, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	27,390
41,275	Series 2006-0104, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.270%, 09/01/10 (e)	41,275
51,520	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	51,520
3,700	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.310%, 09/07/10	3,700
30,175	Illinois Finance Authority, Series 3089, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.300%, 09/07/10 (e)	30,175
3,286	Illinois Finance Authority, IDR, Metropolitan Family Services, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	3,286
10,000	Illinois Finance Authority, IDR, Residential Rental, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.370%, 09/07/10	10,000
15,000	Illinois Finance Authority, Loyola University Health System, Series B, Rev., VRDO, LOC: Harris N.A., 0.270%, 09/07/10	15,000
8,500	Illinois Finance Authority, North Central College, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	8,500
14,905	Illinois Finance Authority, Northwestern Memorial Hospital, Series A-3, Rev., VRDO, 0.250%, 09/07/10	14,905
	Illinois Finance Authority, OSF Healthcare System,
70,000	Series F, Rev., VRDO, AGM, 0.310%, 09/07/10	70,000
8,210	Series G, Rev., VRDO, LOC: Wachovia Bank N.A., 0.250%, 09/01/10	8,210
2,435	Illinois Finance Authority, Toughy Ltd. Partnership Project, Rev., VRDO, LOC: Lasalle National Bank, 0.500%, 09/07/10	2,435
8,057	Illinois Finance Authority, University of Chicago, Series B, Rev., VRDO, 0.230%, 09/07/10	8,057
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 0.310%, 09/07/10	10,175
7,500	Series C-3, Rev., VRDO, AMT, 0.300%, 09/07/10	7,500
5,855	Illinois Housing Development Authority, Multi-Family Housing, Southern Hills/Orlando, Series B, Rev., VRDO, AGM, 0.320%, 09/07/10	5,855
	Illinois State Toll Highway Authority,
33,100	Series B, Rev., VRDO, AGM, 0.300%, 09/07/10	33,100
46,600	Series B, Rev., VRDO, AGM, 0.300%, 09/07/10	46,600
18,120	Jackson-Union Counties Regional Port District, Enron Transaction Services, Rev., VRDO, LOC: Wachovia Bank N.A., 0.310%, 09/07/10	18,120
16,445	Joliet Regional Port District, Marine Terminal, Exxon Project, Rev., VRDO, 0.220%, 09/01/10	16,445
1,740	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VRDO, LOC: Harris Trust & Savings Bank, 0.530%, 09/07/10	1,740
	Puttable Floating Option Tax-Exempt Receipts,
13,635	Series PT-4681, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.300%, 09/07/10 (e)	13,635
13,620	Series PT-4682, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.300%, 09/07/10 (e)	13,620
14,535	Regional Transportation Authority, Series PT-2394, GO, VRDO, FGIC, 0.550%, 09/07/10	14,535
14,295	State of Illinois, Series ROCS-RR-II-R-12249, GO, VRDO, AGM, 0.320%, 09/07/10 (e)	14,295
17,600	University of Illinois, Health Services Facilities System, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.350%, 09/07/10	17,600
53,498	University of Illinois, Utility Infrastructure Projects, COP, VRDO, 0.270%, 09/07/10	53,498
10,700	Village of Justice, Multi-Family Housing, Candlewood Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.340%, 09/07/10	10,700
26,815	Will County, Exempt Facilities, ExxonMobil Project, Rev., VRDO, 0.210%, 09/01/10	26,815
		933,626

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — 2.0%
5,000	De Kalb County, Economic Development, New Process Steel Project, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/07/10	5,000
24,770	Deutsche Bank Spears/Lifers Trust Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	24,770
9,515	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	9,515
13,610	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	13,610
25,765	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.290%, 09/07/10	25,765
	Eclipse Funding Trust, Solar Eclipse, Indiana,
17,320	Series 2006-0092, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	17,320
14,500	Series 2006-0100, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	14,500
21,375	Series 2006-0138, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	21,375
24,125	Indiana Finance Authority, Ascension, Series E-8, Rev., VRDO, 0.260%, 09/07/10	24,125
14,400	Indiana Finance Authority, Duke Energy Industry Project, Series A-4, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/01/10	14,400
37,950	Indiana Finance Authority, Lease Appropriation, Series A-4, Rev., VRDO, 0.250%, 09/01/10	37,950
15,000	Indiana Finance Authority, Parkview Health System, Series D, Rev., VRDO, LOC: Citibank N.A., 0.280%, 09/07/10	15,000
2,385	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	2,385
6,445	Indiana Housing & Community Development Authority, Series 1423-R, Rev., VRDO, GNMA/FNMA, 0.370%, 09/07/10	6,445
6,900	Indiana State Finance Authority, Ispat Inland, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 0.310%, 09/07/10	6,900
28,130	Indiana Transportation Finance Authority, Series PT-3610, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.550%, 09/07/10	28,130
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
2,900	Series SGA-113, Rev., VRDO, LIQ: Societe Generale, 0.290%, 09/01/10 (p)	2,900
18,600	Series SGA-151, Class A, Rev., VRDO, LIQ: Societe Generale, 0.290%, 09/07/10	18,600
5,135	Indianapolis Local Public Improvement Bond Bank, Series PT-3532, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 0.620%, 09/07/10	5,135
24,550	Indianapolis Local Public Improvement Bond Bank, Airport Project, Series C-2, Rev., VRDO, AGM, LIQ: Dexia Credit Local, 0.320%, 09/01/10	24,550
	Purdue University, Student Facility Systems,
15,720	Series A, Rev., VRDO, 0.280%, 09/07/10	15,720
58,695	Series C, Rev., VRDO, 0.280%, 09/07/10	58,695
	Puttable Floating Option Tax-Exempt Receipts,
24,090	Series MT-642, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.350%, 09/07/10 (e)	24,090
13,945	Series PT-3961, Rev., VRDO, NATL-RE, LIQ: Dexia Credit Local, 0.550%, 09/07/10	13,945
5,750	Series PT-3962, Rev., VRDO, NATL-RE, LIQ: Dexia Credit Local, 0.550%, 09/07/10	5,750
10,025	Series PT-3986, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.300%, 09/07/10	10,025
19,405	Wells Fargo Stage Trust, Series 2009-77C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.290%, 09/07/10 (e)	19,405
		466,005
	Iowa — 0.4%
24,500	City of Iowa City, Rev., VRDO, 0.250%, 09/01/10	24,500
18,455	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	18,455
32,900	Iowa Finance Authority, Private College Facility, Drake University Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.260%, 09/01/10	32,900
	Iowa Finance Authority, Single Family Mortgage,
5,300	Series F, Rev., VRDO, GNMA/FNMA, FHA/VA, 0.310%, 09/07/10	5,300
5,930	Series I, Rev., VRDO, GNMA/FNMA/COLL, 0.310%, 09/07/10	5,930
		87,085

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kansas — 0.4%
9,780	City of Overland Park, Series SG-155, GO, VRDO, 0.300%, 09/07/10	9,780
	Kansas Development Finance Authority, Sisters of Charity,
19,335	Series C, Rev., VRDO, 0.260%, 09/01/10	19,335
27,600	Series D, Rev., VRDO, 0.260%, 09/01/10	27,600
	Kansas State Department of Transportation, Highway,
18,600	Series A-4, Rev., VRDO, 0.280%, 09/07/10	18,600
12,700	Series D, Rev., VRDO, LIQ: Dexia Credit Local, 0.360%, 09/07/10	12,700
		88,015
	Kentucky — 2.6%
16,600	Carroll County, Solid Waste Disposal, North American Stainless Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.350%, 09/07/10	16,600
9,355	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 0.290%, 09/07/10	9,355
	Kentucky Housing Corp.,
19,350	Series F, Rev., VRDO, AMT, 0.360%, 09/07/10	19,350
21,375	Series H, Rev., VRDO, AMT, 0.360%, 09/07/10	21,375
21,000	Series M, Rev., VRDO, AMT, 0.360%, 09/07/10	21,000
	Kentucky Public Energy Authority,
224,257	Series A-1, Rev., VRDO, 0.300%, 09/07/10	224,257
209,452	Series A-2, Rev., VRDO, 0.300%, 09/07/10	209,452
7,990	Kentucky State Property & Buildings Commission, Series ROCS-RR-II-R-11767, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.310%, 09/07/10 (e)	7,990
40,000	Lexington-Fayette Urban County Government, Series E, GO, BAN, 2.000%, 08/01/11	40,568
34,200	Louisville Regional Airport Authority, Ohio LLC Project, Series A, Rev., VRDO, 0.260%, 09/01/10	34,200
7,645	Puttable Floating Option Tax-Exempt Receipts, Series PT-4149, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.550%, 09/07/10	7,645
		611,792
	Louisiana — 0.6%
13,400	East Baton Rouge Parish Industrial Development Board, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	13,400
50,000	East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Series A, Rev., VRDO, 0.220%, 09/01/10	50,000
	Eclipse Funding Trust, Solar Eclipse,
21,155	Series 2007-0042, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	21,155
18,075	Series 2007-0112, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	18,075
19,810	Parish of St. James, Pollution Control, Texaco Project, Series A, Rev., VRDO, 0.190%, 09/01/10	19,810
19,760	Parish of St. John Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.300%, 09/07/10	19,760
10,000	State of Louisiana, Gas & Fuels Tax, Series ROCS-RR-II-R-11769, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.310%, 09/07/10 (e)	10,000
		152,200
	Maine — 0.3%
13,005	Finance Authority of Maine, Jackson Lab Issue, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 09/07/10	13,005
67,725	Maine Health & Higher Educational Facilities Authority, Series H, Rev., VRDO, AGM, 0.290%, 09/07/10	67,725
		80,730
	Maryland — 1.7%
20,525	Baltimore IDA, Baltimore Capital Acquisition, Rev., VRDO, LOC: Bayerische Landesbank, 0.370%, 09/07/10	20,525
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	3,135
27,075	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Barrington Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	27,075
9,425	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Fort Washington Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.330%, 09/07/10	9,425

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	6,400
18,000	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential, Series I, Rev., VRDO, AMT, 0.300%, 09/07/10	18,000
11,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Walker Mews Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.350%, 09/07/10	11,700
15,200	Maryland State Community Development Administration, Multi-Family, Series E, Rev., VRDO, LOC: Suntrust Bank, 0.280%, 09/07/10	15,200
	Maryland State Community Development Administration, Residential,
44,305	Series F, Rev., VRDO, 0.320%, 09/07/10	44,305
29,050	Series M, Rev., VRDO, 0.320%, 09/07/10	29,050
9,865	Maryland State Economic Development Corp., U.S. Pharmacopeial, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/01/10	9,865
21,750	Maryland State Health & Higher Educational Facilities Authority, Loyola College, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	21,750
24,375	Maryland State Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 09/07/10	24,375
13,000	Maryland State Health & Higher Educational Facilities Authority, University of Maryland Medical Systems, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.210%, 09/01/10	13,000
15,355	Maryland State Health & Higher Educational Facilities Authority, Upper Chesapeake Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/01/10	15,355
27,650	Montgomery County Housing Opportunities Commission Housing Revenue, Oakfield Apartments, Issue I, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.350%, 09/07/10	27,650
53,365	Montgomery County Housing Opportunities Commission Housing Revenue, The Grand-Issue I, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/07/10	53,365
	Washington Suburban Sanitation District,
8,100	Series A, BAN, GO, VRDO, 0.290%, 09/07/10	8,100
12,245	Series A, BAN, GO, VRDO, 0.300%, 09/07/10	12,245
5,100	Washington Suburban Sanitation District, Multimodal, Series A, BAN, GO, VRDO, 0.290%, 09/07/10	5,100
21,000	Wells Fargo Stage Trust, Series 16C, Rev., VRDO, AGM, LIQ: Wells Fargo & Co., 0.290%, 09/07/10 (e)	21,000
		396,620
	Massachusetts — 3.3%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	6,030
16,480	City of Boston, Water & Sewer Commission, Series SG-75, Rev., VRDO, LIQ: Societe Generale, 0.330%, 09/07/10 (e)	16,480
24,300	City of Worcester, GO, BAN, 2.000%, 11/05/10	24,363
	Commonwealth of Massachusetts,
50,000	Series A, GO, RAN, 2.000%, 04/28/11	50,555
62,105	Series B, GO, VRDO, 0.290%, 09/07/10	62,105
25,350	Series B, GO, VRDO, 0.310%, 09/07/10	25,350
18,900	Commonwealth of Massachusetts, Central Artery, Series B, GO, VRDO, 0.280%, 09/01/10	18,900
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,795	Series 2007-0010, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	13,795
30,905	Series 2007-0032, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	30,905
	Macon Trust Various States,
77,388	Series 2007-343, Rev., VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.420%, 09/07/10	77,388
65,282	Series 2007-344, Rev., VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.420%, 09/07/10	65,282
9,600	Massachusetts Development Finance Agency, Eaglebrook School, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/07/10	9,600

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
3,800	Massachusetts Development Finance Agency, First Mortgage Brookhaven, Series B, Rev., VRDO, LOC: Fleet National Bank, 0.430%, 09/07/10	3,800
24,000	Massachusetts Development Finance Agency, Holy Cross College, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/01/10	24,000
4,500	Massachusetts Development Finance Agency, Simmons College, Series G, Rev., VRDO, LOC: TD Banknorth N.A., 0.300%, 09/07/10	4,500
3,710	Massachusetts Development Finance Agency, The Bridge Issue, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 09/07/10	3,710
14,800	Massachusetts Health & Educational Facilities Authority, Series J-2, Rev., VRDO, 0.230%, 09/01/10	14,800
	Massachusetts Health & Educational Facilities Authority, Amherst College,
21,100	Series F, Rev., VRDO, 0.250%, 09/07/10	21,100
15,335	Series H, Rev., 0.430%, 09/07/10	15,335
26,900	Massachusetts Health & Educational Facilities Authority, Capital Asset Program, Series E, Rev., VRDO, LOC: Fleet National Bank, 0.230%, 09/01/10	26,900
58,600	Massachusetts Health & Educational Facilities Authority, Museum of Fine Arts, Series A-1, Rev., VRDO, 0.250%, 09/01/10	58,600
21,905	Massachusetts Health & Educational Facilities Authority, South Shore Property Inc., Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.270%, 09/07/10	21,905
15,600	Massachusetts Health & Educational Facilities Authority, Stonehill College, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/01/10	15,600
9,520	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.330%, 09/07/10 (e)	9,520
35,000	Massachusetts State Department of Transportation, Contract Assistance, Series A-3, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	35,000
	Massachusetts Water Resources Authority, Multimodal,
55,650	Series B, Rev., VRDO, LOC: Helaba, 0.280%, 09/07/10	55,650
11,950	Subseries D, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.250%, 09/01/10	11,950
	Puttable Floating Option Tax-Exempt Receipts,
11,955	Series MT-558, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 09/07/10	11,955
20,000	Series PT-4654, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.300%, 09/07/10 (e)	20,000
39,170	Wells Fargo Stage Trust, Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Co., 0.290%, 09/07/10 (e)	39,170
		794,248
	Michigan — 1.3%
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.300%, 09/07/10	12,500
6,000	Michigan State Hospital Finance Authority, Series ROCS-RR-II-R-11869, Rev., VRDO, LIQ: Citibank N.A., 0.320%, 09/07/10 (e)	6,000
	Michigan State Housing Development Authority, Rental Housing,
12,555	Series C, Rev., VRDO, AMT, 0.350%, 09/07/10	12,555
63,605	Series D, Rev., VRDO, AMT, 0.360%, 09/07/10	63,605
1,600	Michigan State University, Rev., VRDO, 0.270%, 09/07/10	1,600
16,595	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.320%, 09/07/10	16,595
30,995	Puttable Floating Option Tax-Exempt Receipts, Series MT-631, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.450%, 09/07/10 (e)	30,995
	RBC Municipal Products, Inc. Trust, Floater Certificates,
48,745	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.330%, 09/07/10	48,745
26,295	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.330%, 09/07/10	26,295
	University of Michigan,
14,150	Series A, Rev., VRDO, 0.230%, 09/01/10	14,150
17,000	Series B, Rev., VRDO, 0.270%, 09/07/10	17,000
	University of Michigan, Hospital,
24,340	Series A, Rev., VRDO, 0.250%, 09/01/10	24,340
4,900	Series A-2, Rev., VRDO, 0.250%, 09/01/10	4,900
1,985	Series B, Rev., VRDO, 0.240%, 09/07/10	1,985
	University of Michigan, Medical Services Plan,
17,550	Series A, Rev., VRDO, 0.250%, 09/07/10	17,550
14,445	Series A-1, Rev., VRDO, 0.250%, 09/01/10	14,445
		313,260

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Minnesota — 1.3%
13,070	City of Robbinsdale, North Memorial, Series A-4, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.230%, 09/01/10	13,070
68,650	Hennepin County Sales Tax Revenue, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.290%, 09/07/10	68,650
14,900	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.290%, 09/07/10	14,900
21,800	Minneapolis & St. Paul Housing & Redevelopment Authority, Children’s Health Care Facilities, Series A, Rev., VRDO, AGM, 0.270%, 09/01/10	21,800
11,000	Minneapolis & St. Paul Housing & Redevelopment Authority, Children’s Hospital & Clinics, Series A, Rev., VRDO, AGM, 0.270%, 09/01/10	11,000
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VRDO, AMT, 0.310%, 09/07/10	5,000
20,000	Series C, Rev., VRDO, AMT, 0.310%, 09/07/10	20,000
5,065	Series C, Rev., VRDO, AMT, 0.310%, 09/07/10	5,065
4,775	Series J, Rev., VRDO, AMT, 0.310%, 09/07/10	4,775
135,125	Minnesota School District Capital Equipment Borrowing Program, Series B, COP, 2.000%, 09/01/11	137,347
14,895	Wells Fargo State Trust, Series 52C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Co., 0.290%, 09/07/10 (e)	14,895
		316,502
	Mississippi — 0.9%
13,170	Jackson County, Pollution Control, Chevron USA, Inc. Project, Rev., VRDO, 0.210%, 09/01/10	13,170
	Mississippi Business Finance Corp., Chevron USA, Inc. Project,
62,600	Series B, Rev., VRDO, 0.230%, 09/07/10	62,600
39,600	Series C, Rev., VRDO, 0.230%, 09/10/10	39,600
31,950	Series G, Rev., VRDO, 0.190%, 09/01/10	31,950
25,000	Mississippi Development Bank Special Obligation, Harrison County Coliseum, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	25,000
23,155	Mississippi Hospital Equipment & Facilities Authority, Series 1, Rev., VRDO, 0.270%, 09/07/10	23,155
25,000	Perry County Pollution Control, Leaf River Forest Product Project, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/07/10	25,000
		220,475
	Missouri — 0.8%
28,205	Curators of the University of Missouri, System Facilities Revenue, Series B, Rev., VRDO, 0.230%, 09/01/10	28,205
11,895	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	11,895
1,950	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 09/07/10	1,950
26,100	Kansas City IDA, Oak Street West Student, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 09/07/10	26,100
17,250	Missouri State Environmental Improvement & Energy Resources Authority, Series 1567, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Morgan Stanley Bank, 0.330%, 09/07/10	17,250
10,000	Missouri State Health & Educational Facilities Authority, Series ROCS-RR-II-R-11532, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.320%, 09/07/10	10,000
9,100	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	9,100
9,900	Missouri State Health & Educational Facilities Authority, Bethesda Health Group, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 09/07/10	9,900
41,300	Missouri State Health & Educational Facilities Authority, SSM Health Care, Series E, Rev., VRDO, LOC: PNC Bank N.A., 0.240%, 09/07/10	41,300
7,710	Missouri State Health & Educational Facilities Authority, St. Francis Medical Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/01/10	7,710
18,630	Missouri State Health & Educational Facilities Authority, St. Louis University, Series B, Rev., VRDO, 0.230%, 09/01/10	18,630
10,050	Missouri State Health & Educational Facilities Authority, Washington University, Series B, Rev., VRDO, 0.210%, 09/01/10	10,050
		192,090
	Montana — 0.1%
32,900	Montana Board of Investments, Colstrip Project, Rev., VRDO, LOC: Union Bank N.A., 0.280%, 09/07/10	32,900

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Nebraska — 0.2%
19,005	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10 (e)	19,005
	Nebraska Investment Finance Authority, Single Family Housing,
3,090	Series E, Rev., VRDO, 0.290%, 09/07/10	3,090
27,800	Series J, Rev., VRDO, AMT, 0.290%, 09/07/10	27,800
		49,895
	Nevada — 1.1%
42,750	City of Reno, Series 2634, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10	42,750
14,800	City of Reno, Capital Improvements, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/07/10	14,800
37,345	City of Reno, Renown Regional Medical Center, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.300%, 09/07/10	37,345
13,100	Director of the State of Nevada Department of Business & Industry, LVE Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.360%, 09/07/10	13,100
12,000	Director of the State of Nevada Department of Business & Industry, Nevada Cancer Institute Project, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	12,000
12,795	Eclipse Funding Trust, Solar Eclipse, Henderson, Series 2006-0094, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	12,795
9,835	Eclipse Funding Trust, Solar Eclipse, Truckee Meadows, Series 2007-0015, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	9,835
	Nevada Housing Division, Multi-Unit Housing,
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.430%, 09/07/10	10,900
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/07/10	8,750
3,215	Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.350%, 09/07/10	3,215
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 0.360%, 09/07/10 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VRDO, LOC: Exchange Bank, 0.360%, 09/07/10	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	3,430
4,655	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VRDO, LOC: U.S. Bank N.A., 0.350%, 09/07/10	4,655
5,355	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.350%, 09/07/10	5,355
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	12,710
11,000	Nevada Housing Division, Vintage at Laughlin Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	11,000
21,000	Nevada Housing Division, Vista Creek Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	21,000
		258,790
	New Hampshire — 0.3%
11,745	New Hampshire Business Finance Authority, Mark H. Wentworth Home, Rev., VRDO, LOC: TD Banknorth N.A., 0.250%, 09/07/10	11,745
30,400	New Hampshire Health & Education Facilities Authority, Saint Anselm College, Rev., VRDO, LOC: RBS Citizens N.A., 0.270%, 09/07/10	30,400
16,850	New Hampshire Housing Finance Authority, Series 1404, Rev., VRDO, 0.370%, 09/07/10	16,850
12,670	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.330%, 09/07/10	12,670
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, EQR Board Partnership Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 09/07/10	5,200
		76,865
	New Jersey — 2.7%
575	Austin Trust Various States, Series 2008-1045, Rev., VRDO, LIQ: Bank of America N.A., 0.290%, 09/07/10	575
	New Jersey EDA, School Facilities Construction,
955	Subseries R-3, Rev., VRDO, LOC: Bank of Nova Scotia, 0.210%, 09/01/10	955

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — Continued
71,825	Series V-5, Rev., VRDO, LOC: Wachovia Bank N.A., 0.270%, 09/07/10	71,825
37,910	New Jersey Health Care Facilities Financing Authority, Series 3018, Rev., VRDO, AGC, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10 (e)	37,910
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 09/07/10	1,500
16,095	New Jersey Health Care Facilities Financing Authority, MERLOTS, Series F01, Rev., VRDO, 0.290%, 09/07/10	16,095
12,620	New Jersey Health Care Facilities Financing Authority, Somerset Medical Center, Rev., VRDO, LOC: TD Bank N.A., 0.250%, 09/07/10	12,620
1,300	New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	1,300
6,765	New Jersey Health Care Facilities Financing Authority, Virtua Health, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.250%, 09/07/10	6,765
12,000	New Jersey State Educational Facilities Authority, Series 2688, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10	12,000
39,130	New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	39,130
13,585	New Jersey State Housing & Mortgage Finance Agency, Single Family Housing, Series P, Rev., VRDO, 0.350%, 09/07/10	13,585
6,115	New Jersey State Turnpike Authority, Series PT-3602, Rev., VRDO, NATL-RE-IBC, LIQ: Dexia Credit Local, 0.540%, 09/07/10	6,115
	New Jersey Transportation Trust Fund Authority,
22,075	Series PT-2500, Rev., VRDO, NATL-RE, 0.540%, 09/07/10	22,075
5,785	Series PT-2711, Rev., VRDO, FGIC, 0.540%, 09/07/10	5,785
	New Jersey Transportation Trust Fund Authority, MERLOTS,
27,090	Series B-03, Rev., VRDO, NATL-RE, 0.290%, 09/07/10	27,090
29,295	Series B-04, Rev., VRDO, NATL-RE, 0.290%, 09/07/10	29,295
35,065	Series B-23, Rev., VRDO, AMBAC-TCRS-Bank of New York, 0.290%, 09/07/10	35,065
25,000	Nuveen New Jersey Investment Quality Municipal Fund, Inc., VRDO, LIQ: Citibank N.A., 0.550%, 09/07/10 (e)	25,000
	Puttable Floating Option Tax-Exempt Receipts,
36,700	Series MT-639, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.290%, 09/07/10 (e)	36,700
12,000	Series PT-4643, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.440%, 09/07/10 (e)	12,000
13,340	Puttable Floating Option Tax-Exempt Receipts, New Jersey EDA, Series PT-4014, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 0.540%, 09/07/10	13,340
37,300	South Jersey Transportation Authority, Series A-3, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	37,300
180,000	State of New Jersey, Rev., TRAN, 2.000%, 06/23/11	182,435
		646,460
	New Mexico — 0.3%
	City of Farmington, Arizona Public Service Co., Pollution Control,
27,400	Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.260%, 09/01/10	27,400
1,000	Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.250%, 09/01/10	1,000
13,000	Series C, Rev., VRDO, LOC: Barclays Bank plc, 0.270%, 09/01/10	13,000
21,100	Puttable Floating Option Tax-Exempt Receipts, Series MT-637, Rev., VRDO, 0.370%, 09/07/10	21,100
		62,500
	New York — 15.8%
15,980	Austin Trust Various States, Series 2008-1092, Rev., VRDO, LIQ: Bank of America N.A., 0.360%, 09/07/10	15,980
29,635	City of Rochester, Series I, GO, BAN, 1.500%, 02/23/11	29,793
60,768	County of Albany, GO, BAN, 2.000%, 12/09/10	61,030
24,135	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	24,135
10,525	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	10,525

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	Eclipse Funding Trust, Solar Eclipse, New York,
11,415	Series 2006-0029, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	11,415
11,330	Series 2006-0112, Rev., VRDO, AGM-CR, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10 (e)	11,330
20,870	Series 2006-0159, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	20,870
12,900	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.270%, 09/01/10	12,900
	Metropolitan Transportation Authority,
33,000	RAN, 2.000%, 12/31/10	33,176
99,575	Series A, Rev., VRDO, AGM, 0.320%, 09/07/10	99,575
60,750	Series B, Rev., VRDO, AGM, 0.390%, 09/07/10	60,750
30,300	Series G1, Rev., VRDO, LOC: Bank of Nova Scotia, 0.250%, 09/07/10	30,300
127,150	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 09/07/10	127,150
24,500	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/01/10	24,500
12,150	Subseries E-1, Rev., VRDO, LOC: BNP Paribas, 0.270%, 09/07/10	12,150
12,800	Subseries G-2, Rev., VRDO, LOC: BNP Paribas, 0.230%, 09/01/10	12,800
	Metropolitan Transportation Authority, EAGLE,
19,800	Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.310%, 09/07/10	19,800
19,050	Series 2006-0103, Class A, Rev., VRDO, BHAC, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.310%, 09/07/10	19,050
25,435	Nassau County IDA, Amsterdam at Harborside, Series C, Rev., VRDO, LOC: Lasalle Bank N.A., 0.310%, 09/07/10	25,435
10,000	Nassau County Interim Finance Authority, Sales Tax Secured, Series B, Rev., VRDO, 0.300%, 09/07/10	10,000
	New York City,
11,250	Series 3015, GO, VRDO, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10 (e)	11,250
7,280	Series B2, Subseries B-5, GO, VRDO, NATL-RE, 0.230%, 09/01/10	7,280
16,435	Series D, GO, NATL-RE, 6.500%, 11/01/10	16,601
30,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.300%, 09/07/10	30,000
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.280%, 09/07/10	11,500
9,300	Series H, Subseries H-2, GO, VRDO, NATL-RE, 0.230%, 09/01/10	9,300
13,400	Series H, Subseries H-4, GO, VRDO, AMBAC, 0.290%, 09/07/10	13,400
27,400	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.260%, 09/01/10	27,400
5,000	Series ROCS-RR-II-R-251A, GO, VRDO, LIQ: Citigroup Financial Products, 0.300%, 09/07/10	5,000
29,000	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	29,000
9,750	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.270%, 09/07/10	9,750
100	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.240%, 09/01/10	100
11,000	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.260%, 09/07/10	11,000
15,305	Subseries A-4, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.270%, 09/01/10	15,305
4,515	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.240%, 09/01/10	4,515
14,510	Subseries A-6, GO, VRDO, LOC: Helaba, 0.290%, 09/07/10	14,510
37,235	Subseries A-7, GO, VRDO, AMBAC, 0.290%, 09/01/10	37,235
15,750	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.300%, 09/07/10	15,750
7,200	Subseries C-5, GO, VRDO, LOC: Bank of New York, 0.250%, 09/07/10	7,200
4,400	Subseries E-4, GO, VRDO, LOC: BNP Paribas, 0.220%, 09/01/10	4,400
21,325	Subseries F-4, GO, VRDO, LOC: Royal Bank of Scotland, 0.300%, 09/07/10	21,325
6,245	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.260%, 09/07/10	6,245
100	Subseries H-1, GO, VRDO, LOC: Bank of New York, 0.240%, 09/01/10	100
18,200	Subseries H-1, GO, VRDO, LOC: Dexia Credit Local, 0.260%, 09/01/10	18,200
18,300	Subseries H-2, GO, VRDO, LOC: Bank of New York, 0.250%, 09/07/10	18,300
200	Subseries H-2, GO, VRDO, LOC: Dexia Credit Local, 0.280%, 09/01/10	200
74,845	Subseries H-3, GO, VRDO, LOC: Bank of New York, 0.260%, 09/07/10	74,845
12,900	Subseries H-4, GO, VRDO, LOC: Bank of New York, 0.240%, 09/01/10	12,900
8,015	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.240%, 09/01/10	8,015

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
72,000	Subseries H-8, GO, VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	72,000
17,300	Subseries J-4, GO, VRDO, 0.250%, 09/01/10	17,300
15,050	Subseries L-4, GO, VRDO, LOC: U.S. Bank N.A., 0.240%, 09/01/10	15,050
44,368	Subseries L-5, GO, VRDO, 0.270%, 09/01/10	44,368
9,400	New York City Capital Resources Corp., Loan Enhanced Assistance, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/07/10	9,400
	New York City Housing Development Corp., Multi-Family Housing,
46,610	Series A-1-A, Rev., VRDO, AMT, LIQ: Dexia Credit Local, 0.310%, 09/07/10	46,610
10,155	Series ROCS-RR-II-R-11667, Rev., VRDO, GNMA COLL, FHA, LIQ: Citibank N.A., 0.320%, 09/07/10	10,155
32,800	Series ROCS-RR-II-R-13100, Rev., VRDO, LIQ: Citibank N.A., 0.330%, 09/07/10 (e)	32,800
35,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.320%, 09/07/10	35,000
13,500	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/07/10	13,500
7,255	New York City Housing Development Corp., Multi-Family Housing, 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	7,255
56,700	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 09/07/10	56,700
10,300	New York City Housing Development Corp., Multi-Family Housing, 90 West Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 09/07/10	10,300
13,500	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/07/10	13,500
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 09/07/10	3,070
13,600	New York City Housing Development Corp., Multi-Family Housing, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	13,600
25,500	New York City Housing Development Corp., Multi-Family Housing, Lexington Courts, Series A, Rev., VRDO, LIQ: FHLMC, 0.250%, 09/07/10	25,500
4,300	New York City Housing Development Corp., Multi-Family Housing, Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 09/07/10	4,300
15,000	New York City Housing Development Corp., Multi-Family Housing, One Columbus Place Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	15,000
7,800	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 09/07/10	7,800
8,875	New York City Housing Development Corp., Multi-Family Housing, The Plaza, Series A, Rev., VRDO, LOC: Citibank N.A., 0.340%, 09/07/10	8,875
12,930	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.290%, 09/07/10	12,930
40,000	New York City Housing Development Corp., Multi-Family Housing, West End Towers, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	40,000
28,200	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.280%, 09/07/10	28,200
4,710	New York City Industrial Development Agency, Planned Parenthood Project, Rev., VRDO, LOC: Bank of America N.A., 0.430%, 09/07/10	4,710
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
29,000	Series AA-1, Rev., VRDO, 0.260%, 09/01/10	29,000
17,625	Series AA-2, Rev., VRDO, 0.260%, 09/01/10	17,625
51,535	Series BB-2, Rev., VRDO, 0.230%, 09/01/10	51,535
101,055	Series CC-1, Rev., VRDO, 0.220%, 09/01/10	101,055
	New York City Municipal Water Finance Authority, Water & Sewer Systems,
38,500	Series C, Rev., VRDO, 0.260%, 09/01/10	38,500
2,400	Subseries B-3, Rev., VRDO, 0.250%, 09/01/10	2,400
15,400	Subseries B-4, Rev., VRDO, 0.270%, 09/07/10	15,400
10,275	Subseries F1B, Rev., VRDO, 0.250%, 09/07/10	10,275

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
5,000	New York City Municipal Water Finance Authority, Water & Sewer Systems, 2nd Generation Resolution, Series BB-3, Rev., VRDO, 0.240%, 09/01/10	5,000
41,700	New York City Municipal Water Finance Authority, Water & Sewer Systems, 2nd Generation, Fiscal 2008, Series BB-4, Rev., VRDO, 0.250%, 09/07/10	41,700
	New York City Transitional Finance Authority,
21,610	Series ROCS-RR-II-R-12054, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.310%, 09/07/10	21,610
30,525	Subseries 2-C, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.260%, 09/07/10	30,525
7,280	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.270%, 09/07/10	7,280
	New York City Transitional Finance Authority, EAGLE,
3,360	Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.310%, 09/07/10	3,360
36,060	Series 2007-0014, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.310%, 09/07/10	36,060
	New York City Transitional Finance Authority, Future Tax Secured,
100	Series B, Rev., VRDO, 0.240%, 09/01/10	100
1,350	Series C, Rev., VRDO, 0.230%, 09/01/10	1,350
35,815	Subseries C-4, Rev., VRDO, 0.260%, 09/01/10	35,815
	New York City Transitional Finance Authority, New York City Recovery,
3,660	Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.300%, 09/07/10	3,660
14,000	Series 1, Subseries 1E, Rev., VRDO, LIQ: Bayerische Landesbank, 0.300%, 09/07/10	14,000
30,630	Series 3, Subseries 3-B, Rev., VRDO, 0.200%, 09/01/10	30,630
14,770	Series 3, Subseries 3-H, Rev., VRDO, 0.230%, 09/01/10	14,770
	New York City Trust for Cultural Resources, American Museum of Natural History,
950	Series A1, Rev., VRDO, 0.230%, 09/01/10	950
10,250	Series A2, Rev., VRDO, 0.240%, 09/01/10	10,250
	New York City, Fiscal 2008,
30,600	Subseries D-3, GO, VRDO, 0.250%, 09/07/10	30,600
52,420	Subseries J-5, GO, VRDO, 0.270%, 09/01/10	52,420
24,500	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.270%, 09/01/10	24,500
4,150	Subseries J-9, GO, VRDO, 0.240%, 09/07/10	4,150
11,110	Subseries J-10, GO, VRDO, 0.250%, 09/07/10	11,110
3,750	Subseries J-11, GO, VRDO, 0.320%, 09/07/10	3,750
49,500	New York Convention Center Operating Corp., EAGLE, Series 2006-0072, Class A, Rev., VRDO, BHAC, AGC-ICC, AMBAC, LIQ: Citibank N.A., 0.310%, 09/07/10	49,500
	New York Liberty Development Project,
31,960	Series 2250, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.450%, 09/07/10	31,960
16,160	Series ROCS-RR-II-R-11868, Rev., VRDO, LIQ: Citibank N.A., 0.320%, 09/07/10 (e)	16,160
178,000	New York Liberty Development Project, World Trade Center Project, Series A, Rev., 0.500%, 01/18/11	178,000
10,300	New York Local Government Assistance Corp., Series SG-100, Rev., VRDO, NATL-RE-IBC, 0.320%, 09/07/10	10,300
4,400	New York Mortgage Agency, Series ROCS-RR-II-R-11708, Rev., VRDO, LIQ: Citibank N.A., 0.360%, 09/07/10 (e)	4,400
29,000	New York Mortgage Agency, Homeowner Mortgage, Series 139, Rev., VRDO, AMT, 0.300%, 09/07/10	29,000
13,020	New York State Dormitory Authority, Series ROCS-RR-II-R-4122, Rev., VRDO, LIQ: Citigroup Financial Products, 0.300%, 09/07/10 (e)	13,020
20,800	New York State Dormitory Authority, City University, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.250%, 09/07/10	20,800
102,100	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.340%, 09/07/10	102,100
15,680	New York State Dormitory Authority, EAGLE, Series 2006-0138, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.300%, 09/07/10	15,680
	New York State Dormitory Authority, Mental Health Services,
11,345	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.260%, 09/07/10	11,345
7,405	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.260%, 09/07/10	7,405
10,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 09/07/10	10,490
17,480	New York State Environmental Facilities Corp., MERLOTS, Series B-20, Rev., VRDO, 0.290%, 09/07/10	17,480

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York State Housing Finance Agency,
1,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	1,800
87,005	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	87,005
2,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 09/07/10	2,755
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	8,000
	New York State Housing Finance Agency, 150 East 44th Street,
37,200	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	37,200
4,100	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	4,100
65,800	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.360%, 09/07/10	65,800
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.290%, 09/07/10	4,200
30,600	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 09/07/10	30,600
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.290%, 09/07/10	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	3,200
9,600	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.350%, 09/07/10	9,600
50,000	New York State Housing Finance Agency, 600 West 42nd Street Housing, Series A, Rev., VRDO, LOC: Bank of New York, 0.310%, 09/07/10	50,000
98,900	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 09/07/10	98,900
10,300	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	10,300
9,550	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	9,550
39,000	New York State Housing Finance Agency, East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	39,000
45,900	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	45,900
24,300	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.270%, 09/07/10	24,300
7,050	New York State Housing Finance Agency, North End, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 09/07/10	7,050
22,565	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.360%, 09/07/10	22,565
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.300%, 09/07/10	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.280%, 09/07/10	11,300
30,800	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.260%, 09/07/10	30,800
4,850	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	4,850
10,000	New York State Housing Finance Agency, Victory Housing, Series 2002-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.280%, 09/07/10	10,000
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	7,700
2,500	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	100
	New York State Housing Finance Agency, Worth Street,
5,500	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/07/10	5,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
16,325	New York State Urban Development Corp., Series 2008-053, Rev., VRDO, NATL-RE, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 0.440%, 09/07/10	16,325
31,000	Nuveen New York Select Quality Municipal Fund, Inc., VRDO, LIQ: Citibank N.A., 0.550%, 09/07/10 (e)	31,000
20,200	Port Authority of New York & New Jersey, Versatile Structure Obligation, Series 4, Rev., VRDO, 0.300%, 09/01/10	20,200
15,000	South Lewis Central School District, GO, BAN, 1.500%, 02/25/11	15,064
17,537	Suffolk County, GO, BAN, 2.000%, 10/29/10	17,582
	Triborough Bridge & Tunnel Authority,
7,685	Subseries B-3, Rev., VRDO, 0.290%, 09/07/10	7,685
84,840	Subseries B-4, Rev., VRDO, 0.310%, 09/07/10	84,840
25,600	Subseries CD, Rev., VRDO, AGM, 0.280%, 09/07/10	25,600
	Trust for Cultural Resources, Lincoln Center,
23,630	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 09/01/10	23,630
6,450	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/01/10	6,450
17,890	Wells Fargo Stage Trust, Series 2009-12C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.290%, 09/07/10 (e)	17,890
		3,742,954
	North Carolina — 3.8%
27,380	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.310%, 09/07/10	27,380
	Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare,
2,550	Series D, Rev., VRDO, 0.260%, 09/01/10	2,550
48,825	Series G, Rev., VRDO, AGM, LOC: Bank of America N.A., 0.310%, 09/07/10	48,825
30,490	Charlotte-Mecklenburg, Hospital Authority, Carolinas Healthcare, Series H, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.230%, 09/01/10	30,490
29,950	City of Charlotte, Douglas International Airport, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 09/07/10	29,950
4,590	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.310%, 09/07/10	4,590
1,000	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 0.300%, 09/07/10	1,000
	City of Greensboro, Combined Enterprise System,
22,690	Series B, Rev., VRDO, 0.310%, 09/07/10	22,690
29,460	Mecklenburg County, Series D, GO, VRDO, 0.400%, 03/30/11 (i)	29,460
48,000	North Carolina Capital Facilities Finance Agency, EAGLE, Series 2007-0016, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.300%, 09/07/10	48,000
4,355	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	4,355
18,430	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	18,430
11,350	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 09/07/10	11,350
16,260	North Carolina Capital Facilities Finance Agency, YMCA of Greater Charlotte Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	16,260
6,645	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	6,645
4,160	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.390%, 09/07/10	4,160
6,300	North Carolina Medical Care Commission, Blue Ridge, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 09/01/10	6,300
19,030	North Carolina Medical Care Commission, Cleveland County Health, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/01/10	19,030
28,900	North Carolina Medical Care Commission, FirstHealth Carolinas Project, Rev., VRDO, 0.290%, 09/07/10	28,900
45,205	North Carolina Medical Care Commission, Hugh Chatham Memorial Hospital Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	45,205
15,170	North Carolina Medical Care Commission, Iredell Memorial Hospital, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 09/01/10	15,170

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — Continued
	North Carolina Medical Care Commission, Moses Cone Health System,
42,340	Rev., VRDO, 0.230%, 09/01/10	42,340
34,350	Series A, Rev., VRDO, 0.290%, 09/07/10	34,350
32,300	Series B, Rev., VRDO, 0.290%, 09/07/10	32,300
4,800	North Carolina Medical Care Commission, Wake Forest University, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	4,800
30,550	North Carolina State Education Assistance Authority, Student Loan, Series A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.330%, 09/07/10	30,550
	North Carolina State University at Raleigh,
42,605	Series A, Rev., VRDO, 0.290%, 09/07/10	42,605
38,415	Series B, Rev., VRDO, 0.270%, 09/07/10	38,415
20,000	Orange Water & Sewer Authority, Series B, Rev., VRDO, 0.260%, 09/07/10	20,000
77,185	Raleigh Durham Airport Authority, Series B, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.310%, 09/07/10	77,185
5,560	State of North Carolina, Public Improvement, Series D, GO, VRDO, 0.310%, 09/07/10	5,560
19,800	University of North Carolina at Chapel Hill, EAGLE, Series 2006-0024, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.300%, 09/07/10	19,800
	University of North Carolina at Chapel Hill, University Hospital,
45,290	Series A, Rev., VRDO, 0.240%, 09/01/10	45,290
10,000	Series A, Rev., VRDO, 0.250%, 09/07/10	10,000
28,010	Series A, Rev., VRDO, 0.310%, 09/07/10	28,010
19,000	Series B, Rev., VRDO, 0.250%, 09/01/10	19,000
	Wake County, School,
16,100	Series A, GO, VRDO, 0.280%, 09/07/10	16,100
10,700	Series B, GO, VRDO, 0.270%, 09/07/10	10,700
		897,745
	North Dakota — 0.1%
11,685	City of Grand Forks, The United Hospital Obligation Group, Series A, Rev., VRDO, LOC: Lasalle National Bank, 0.270%, 09/01/10	11,685
	North Dakota State Housing Finance Agency, Home Mortgage,
2,000	Series A, Rev., VRDO, 0.320%, 09/07/10	2,000
7,490	Series A, Rev., VRDO, 0.340%, 09/07/10	7,490
9,205	Series B, Rev., VRDO, 0.340%, 09/07/10	9,205
		30,380
	Ohio — 2.1%
14,910	Akron University, Series C-2, Rev., VRDO, AGC, 0.330%, 09/07/10	14,910
	Allen County, Catholic Healthcare,
33,290	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/01/10	33,290
350	Series C, Rev., VRDO, LOC: Bank of Nova Scotia, 0.250%, 09/07/10	350
1,375	County of Cuyahoga, Health Care Facilities, Franciscan Communities, Series E, Rev., VRDO, LOC: Lasalle Bank N.A., 0.320%, 09/07/10	1,375
3,070	County of Hamilton, Series 2706, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Bank, 0.370%, 09/07/10	3,070
11,445	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	11,445
5,875	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	5,875
3,800	Franklin County, Holy Cross Health System Corp., Rev., VRDO, 0.230%, 09/07/10	3,800
66,800	Franklin County, Ohio Health Corp. Hospital Facilities, Series A, Rev., VRDO, 0.340%, 09/07/10	66,800
5,320	Ohio Housing Finance Agency, Residential Mortgage, Series 1422-R, Rev., VRDO, GNMA/FNMA, LIQ: Merrill Lynch Capital Services, 0.370%, 09/07/10	5,320
20,175	Ohio Housing Finance Agency, Residential Mortgage, Mortgage-Backed Securities Program, Series M, Rev., VRDO, AMT, GNMA/FNMA, 0.290%, 09/07/10	20,175
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
19,100	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.350%, 09/07/10	19,100
23,470	Series F, Rev., VRDO, AMT, GNMA/FNMA, 0.290%, 09/07/10	23,470
32,200	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.290%, 09/07/10	32,200
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
26,210	Series A, Rev., VRDO, 0.260%, 09/01/10	26,210
900	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/01/10	900

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
7,535	Ohio State Turnpike Commission, Series PT-3839, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.550%, 09/07/10	7,535
39,900	Ohio State University (The), General Receipt, Rev., VRDO, 0.250%, 09/07/10	39,900
43,935	Ohio State Water Development Authority, Pollution Control Facility, First Energy Generation Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.230%, 09/01/10	43,935
23,050	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.340%, 09/07/10	23,050
15,500	Princeton City School District, School Improvement, GO, BAN, 2.000%, 11/24/10	15,557
	Puttable Floating Option Tax-Exempt Receipts,
44,350	Rev., VRDO, LIQ: Bank of America N.A., 0.350%, 09/07/10 (e)	44,350
52,845	Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.350%, 09/07/10	52,845
8,145	Series PT-4481, Rev., VRDO, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 0.500%, 09/07/10	8,145
		503,607
	Oklahoma — 0.5%
15,305	Oklahoma State Capital Improvement Authority, Higher Education, Series D1, Rev., VRDO, 0.270%, 09/01/10	15,305
	Oklahoma Turnpike Authority, Second Series,
66,560	Series B, Rev., VRDO, 0.250%, 09/01/10	66,560
12,650	Series D, Rev., VRDO, 0.270%, 09/07/10	12,650
14,665	Oklahoma University Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	14,665
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 09/07/10	10,490
		119,670
	Oregon — 1.0%
7,800	City of Portland, Housing Authority, Multi-Family Housing, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, 0.380%, 09/07/10	7,800
13,700	Clackamas County Hospital Facility Authority, Legacy Health Systems, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.270%, 09/07/10	13,700
7,115	Oregon State Housing & Community Services Department, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.330%, 09/07/10	7,115
	Oregon State Housing & Community Services Department, Single Family Mortgage Program,
13,685	Series F, Rev., VRDO, AMT, 0.300%, 09/07/10	13,685
35,000	Series F, Rev., VRDO, AMT, 0.310%, 09/07/10	35,000
30,000	Series H, Rev., VRDO, AMT, 0.300%, 09/07/10	30,000
57,700	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 0.350%, 09/07/10	57,700
64,040	Port of Portland, Portland International Airport, Series 18, Subseries 18B, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.280%, 09/07/10	64,040
		229,040
	Other Territories — 4.6%
7,500	Austin Trust Various States, Series 2008-1091, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.300%, 09/07/10	7,500
	Deutsche Bank Spears/Lifers Trust Various States,
20,940	Series DB-292, Rev., VRDO, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	20,940
8,445	Series DB-295, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	8,445
10,240	Series DB-325, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	10,240
14,110	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	14,110
68,505	Series DB-331, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	68,505
15,600	Series DB-339, Rev., VRDO, AGM, AMBAC, LIQ: Deutsche Bank AG, 0.290%, 09/07/10	15,600
11,980	Series DB-343, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.290%, 09/07/10	11,980
29,345	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC COLL, LIQ: Federal Home Loan Bank, 0.370%, 09/07/10	29,345
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
107,719	Series M017, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.340%, 09/07/10	107,719
19,099	Series M019, Class A, Rev., VRDO, FHLMC, 0.350%, 09/07/10	19,099
27,198	Series M020, Class A, Rev., VRDO, FHLMC, 0.350%, 09/07/10	27,198

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Territories — Continued
19,935	Series M023, Class A, Rev., VRDO, FHLMC, 0.360%, 09/07/10	19,935
8,045	Lehman Municipal Trust Receipts, Various States, Gwinnett County Housing, Rev., VRDO, FNMA, LIQ: Citibank N.A., 0.360%, 09/07/10	8,045
74,500	Nuveen Municipal Market Opportunity Fund, Inc., VRDO, LIQ: Deutsche Bank AG, 0.520%, 09/07/10 (e)	74,500
	Puttable Floating Option Tax-Exempt Receipts,
51,850	Series MT-389, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.370%, 09/07/10	51,850
38,620	Series PPT-34, Class A, FHLMC, LIQ: FHLMC, 0.400%, 09/07/10	38,620
93,025	Series PPT-1001, Class C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.330%, 09/07/10	93,025
190,155	Series PPT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 09/07/10	190,155
232,830	Series PPT-1008, Class A, GO, VRDO, FHLMC, LIQ: FHLMC, 0.330%, 09/07/10	232,830
27,430	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., LIQ: FHLMC, 0.450%, 09/07/10	27,430
8,475	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.370%, 09/07/10	8,475
		1,085,546
	Pennsylvania — 3.7%
51,975	Allegheny County Higher Education Building Authority, Carnegie Mellon University, Rev., VRDO, 0.250%, 09/01/10	51,975
28,100	Allegheny County IDA, UPMC Childrens Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	28,100
15,400	Beaver County IDA, Firstenergy Generation, Pollution Control, Rev., VRDO, LOC: Barclays Bank plc, 0.260%, 09/01/10	15,400
12,600	Beaver County IDA, Firstenergy Nuclear, Pollution Control, Series B, Rev., VRDO, LOC: Citibank N.A., 0.280%, 09/07/10	12,600
8,395	Bucks County IDA, Grand View Hospital, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.260%, 09/07/10	8,395
64,000	City of Philadelphia, Series A, GO, TRAN, 2.000%, 06/30/11	64,684
31,000	City of Philadelphia, Gas Works, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	31,000
47,415	City of Philadelphia, Water & Wastewater Revenue Refunding, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	47,415
33,000	Dallastown Area School District, GO, VAR, 1.530%, 04/15/11	33,193
6,410	Delaware County Authority, Crozer Chester Medical Center, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	6,410
54,500	Delaware County IDA, United Parcel Service Project, Rev., VRDO, 0.230%, 09/01/10	54,500
16,390	Delaware Valley Regional Financial Authority, Municipal Securities Trust Receipts, Series SGC-20, Class A, Rev., VRDO, LIQ: Societe Generale, 0.300%, 09/07/10	16,390
11,700	Doylestown Hospital Authority, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.260%, 09/07/10	11,700
8,515	Lancaster County Hospital Authority, Health Systems, Lancaster General Hospital, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 09/01/10	8,515
18,700	Lancaster County Hospital Authority, Masonic Homes Project, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 09/01/10	18,700
29,775	Montgomery County IDA, Philadelphia Presbyterian Homes, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	29,775
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,710	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	4,710
2,205	Series A-T2, Rev., VRDO, LIQ: FNMA, 0.300%, 09/07/10	2,205
16,780	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	16,780
17,500	Nuveen Pennsylvania Investment Quality Municipal Fund, VRDO, LIQ: Citibank N.A., 0.550%, 09/07/10 (e)	17,500
21,530	Pennsylvania Economic Development Financing Authority, MERLOTS, Series F01, Rev., VRDO, 0.290%, 09/07/10	21,530
1,435	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.320%, 09/07/10	1,435

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
2,500	Pennsylvania Higher Educational Facilities Authority, St. Joseph’s University, Series C, Rev., VRDO, LOC: PNC Bank N.A., 0.250%, 09/07/10	2,500
22,500	Pennsylvania Higher Educational Facilities Authority, Drexel University, Second Series, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.290%, 09/07/10	22,500
1,835	Pennsylvania Housing Finance Agency, MERLOTS, Series C-32, Rev., VRDO, 0.290%, 09/07/10	1,835
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
25,000	Series 82-C, Rev., VRDO, AMT, 0.350%, 09/07/10	25,000
21,800	Series 83-C, Rev., VRDO, AMT, LOC: FNMA, 0.290%, 09/07/10	21,800
15,000	Series 85-B, Rev., VRDO, 0.290%, 09/07/10	15,000
27,425	Series 90C, Rev., VRDO, AMT, 0.290%, 09/07/10	27,425
26,100	Pennsylvania State Public School Building Authority, Series 1552, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10	26,100
	Pennsylvania Turnpike Commission,
45,900	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	45,900
1,400	Series B-3, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	1,400
10,400	Philadelphia Authority for Industrial Development, Regional Performing Arts Center Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/07/10	10,400
58,475	Philadelphia School District, Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	58,475
	RBC Municipal Products, Inc. Trust, Floater Certificates,
20,000	Series E-15, Rev., VRDO, LIQ: Royal Bank of Canada, 0.300%, 09/07/10 (e)	20,000
30,000	Series E-16, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.290%, 09/07/10 (e)	30,000
40,800	Southcentral General Authority, Wellspan Health Obligation Group, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.260%, 09/07/10	40,800
14,000	State Public School Building Authority, Series 1479, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10	14,000
14,150	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.290%, 09/07/10 (e)	14,150
		880,197
	Puerto Rico — 0.1%
26,950	Austin Trust Various States, Series 2008-355, VRDO, LOC: Bank of America N.A., 0.410%, 09/07/10	26,950
	Rhode Island — 0.4%
10,110	Puttable Floating Option Tax-Exempt Receipts, Series PT-4670, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.370%, 09/07/10 (e)	10,110
23,380	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VRDO, 0.300%, 09/07/10	23,380
2,080	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Fleet National Bank, 0.500%, 09/07/10	2,080
	Rhode Island Health & Educational Building Corp., Rhode Island School of Design,
11,100	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	11,100
6,650	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/07/10	6,650
13,765	Rhode Island Health & Educational Building Corp., St. George’s School, Rev., VRDO, LIQ: Bank of America N.A., 0.510%, 09/07/10	13,765
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.350%, 09/07/10	7,000
19,900	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.350%, 09/07/10	19,900
13,000	Rhode Island Student Loan Authority, Loan amount Program, Series B-4, Rev., VRDO, AMT, LOC: State Street Bank & Trust Co., 0.300%, 09/07/10	13,000
		106,985

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	South Carolina — 1.1%
3,000	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/07/10	3,000
17,760	City of Charleston, Waterworks & Sewers, Capital Improvements, Series B, Rev., VRDO, 0.300%, 09/07/10	17,760
12,215	City of North Charleston, Public Facilities Convention, COP, VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	12,215
16,370	Clarendon Hospital District, Health Care Facilities, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	16,370
14,680	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	14,680
19,400	Greenville Hospital System Board, Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	19,400
124,734	South Carolina Association of Governmental Organizations, COP, TAN, SCSDE, 2.000%, 04/15/11	125,988
9,770	South Carolina Educational Facilities Authority, Furman University, Series B, Rev., VRDO, 0.250%, 09/01/10	9,770
900	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 09/07/10	900
18,000	South Carolina Jobs & EDA, CPF Properties II LLC Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	18,000
1,820	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/07/10	1,820
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VRDO, LOC: Bank of New York, 0.270%, 09/01/10	4,600
3,765	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 09/07/10	3,765
10,000	South Carolina State Public Service Authority, EAGLE, Series 2006-0007, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.310%, 09/07/10	10,000
		258,268
	South Dakota — 0.7%
16,960	South Dakota Health & Educational Facilities Authority, Series 3109, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10 (e)	16,960
28,000	South Dakota Health & Educational Facilities Authority, Regional Health, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 09/01/10	28,000
	South Dakota Housing Development Authority, Home Ownership Mortgage,
14,765	Series A, Rev., VRDO, 0.270%, 09/07/10	14,765
45,000	Series C, Rev., VRDO, 0.350%, 09/07/10	45,000
12,000	Series C, Rev., VRDO, AMT, 0.360%, 09/07/10	12,000
19,200	Series C-1, Rev., VRDO, 0.350%, 09/07/10	19,200
10,300	Series D, Rev., VRDO, 0.330%, 09/07/10	10,300
5,000	Series F, Rev., VRDO, 0.450%, 09/07/10	5,000
5,000	Series G, Rev., VRDO, 0.310%, 09/07/10	5,000
		156,225
	Tennessee — 1.2%
	Blount County Public Building Authority, Local Government Public Improvement,
20,165	Series E-3-B, Rev., VRDO, LOC: KBC Bank N.V., 0.300%, 09/01/10	20,165
14,125	Series E-3-C, Rev., VRDO, LOC: KBC Bank N.V., 0.300%, 09/01/10	14,125
2,800	Series E-3-D, Rev., VRDO, LOC: KBC Bank N.V., 0.300%, 09/01/10	2,800
8,555	Series E-3-E, Rev., VRDO, LOC: KBC Bank N.V., 0.300%, 09/01/10	8,555
10,100	Series E-4-A, Rev., VRDO, LOC: KBC Bank N.V., 0.300%, 09/01/10	10,100
19,110	Chattanooga Health Educational & Housing Facility Board, Catholic Health, Series C, Rev., VRDO, 0.250%, 09/07/10	19,110
10,070	Chattanooga Health Educational & Housing Facility Board, Hospital Siskin Rehabilitation Project, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/01/10	10,070
2,630	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Board, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/07/10	2,630
30,000	County of Knox, GO, BAN, 2.500%, 09/01/11	30,000
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/07/10	3,000
14,575	Memphis Health Educational & Housing Facility Board, Multi-Family Housing, Watergrove Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.300%, 09/07/10	14,575
	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University,
6,600	Series A, Rev., VRDO, 0.240%, 09/07/10	6,600

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
38,400	Series A-2, Rev., VRDO, 0.280%, 09/07/10	38,400
12,290	Metropolitan Government Nashville & Davidson County, Industrial Development Board, YMCA Project, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	12,290
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
45,890	Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/01/10	45,890
5,760	Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/07/10	5,760
	Sevier County Public Building Authority, Local Government Public Improvement,
16,150	Series A-1, Rev., VRDO, LOC: KBC Bank N.V., 0.300%, 09/01/10	16,150
9,725	Series A-2, Rev., VRDO, LOC: KBC Bank N.V., 0.300%, 09/01/10	9,725
10,095	Series A-3, Rev., VRDO, LOC: KBC Bank N.V., 0.300%, 09/01/10	10,095
7,140	Series E-1, Rev., VRDO, LOC: KBC Bank N.V., 0.330%, 09/07/10	7,140
4,735	Series M-1, Rev., VRDO, 0.510%, 09/07/10	4,735
4,625	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/07/10	4,625
		296,540
	Texas — 7.3%
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 09/07/10	9,100
1,200	Calhoun County Port Authority, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 09/07/10	1,200
40,000	City of Houston, First Lien, Series B1, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	40,000
64,895	City of Houston, MERLOTS, Series B17, Rev., VRDO, NATL-RE, 0.290%, 09/07/10 (e)	64,895
	City of San Antonio, Electric & Gas,
24,200	Series SG-104, Rev., VRDO, LIQ: Societe Generale, 0.300%, 09/07/10 (p)	24,200
4,195	Series SG-105, LOC: Societe Generale, 0.300%, 09/07/10 (p)	4,195
11,000	City of San Antonio, Electric & Gas Systems, Junior Lien, Rev., VRDO, 0.290%, 09/07/10	11,000
	City of San Antonio, Water Revenue,
12,500	Series 1237, Rev., VRDO, NATL-RE, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10	12,500
6,435	Series SG-159, Rev., VRDO, AGM, 0.300%, 09/07/10	6,435
48,500	County of Harris, Toll Road, Senior Lien, Series A-2, Rev., VAR, 2.000%, 08/15/11	49,261
15,945	Crawford Educational Facilities Corp., Concordia University, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	15,945
19,040	Crawford Educational Facilities Corp., Southwestern University Project, Series B, Rev., VRDO, 0.270%, 09/07/10	19,040
12,400	Dallas Performing Arts Cultural Facilities Corp., Dallas Center Foundation Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/01/10	12,400
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.320%, 09/07/10	5,000
	Deutsche Bank Spears/Lifers Trust Various States,
24,990	Series DB-456, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.330%, 09/07/10	24,990
9,700	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	9,700
13,490	Series DB-638, Rev., VRDO, LIQ: Deutsche Bank AG, 0.330%, 09/07/10	13,490
10,840	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	10,840
15,880	Eclipse Funding Trust, Solar Eclipse, Houston, Series 2007-0033, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.290%, 09/07/10	15,880
5,600	Eclipse Funding Trust, Solar Eclipse, North East Independent School District, Series 2006-0058, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	5,600
19,235	Eclipse Funding Trust, Solar Eclipse, Texas, Series 2006-0088, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.290%, 09/07/10	19,235
10,160	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	10,160
11,995	El Paso Independent School District, MERLOTS, Series K02, GO, VRDO, PSF-GTD, 0.290%, 09/07/10	11,995

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
25,019	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	25,019
18,500	Gulf Coast Waste Disposal Authority, Exxon Mobil Project, Rev., VRDO, 0.210%, 09/01/10	18,500
35,000	Harris County Cultural Education Facilities Finance Corp., Hermann Memorial Hospital, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.290%, 09/07/10	35,000
50,600	Harris County Flood Control District, Series ROCS-RR-II-R-10396, GO, VRDO, 0.300%, 09/07/10 (e)	50,600
11,470	Harris County Health Facilities Development Corp., Baylor, Series A2, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/01/10	11,470
30,000	Harris County, EAGLE, Series 2007-0078, Class A, Rev., VRDO, BHAC-CR, NATL-RE, LIQ: Citibank N.A., 0.310%, 09/07/10	30,000
17,600	Houston Higher Education Finance Corp., Rice University Project, Series A, Rev., VRDO, 0.220%, 09/01/10	17,600
19,875	Lamar Consolidated Independent School District, Schoolhouse, GO, VRDO, PSF-GTD, 0.300%, 09/07/10	19,875
100	Lower Neches Valley Authority Industrial Development Corp., Exxon Mobil Project, Series A-2, Rev., VRDO, 0.190%, 09/01/10	100
16,900	Lower Neches Valley Authority Industrial Development Corp., Mobil Oil Refining Corp. Project, Rev., VRDO, 0.230%, 09/01/10	16,900
25,030	Lubbock Health Facilities Development Corp., St. Joseph Health Systems, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.230%, 09/01/10	25,030
24,480	Mansfield Independent School District, MERLOTS, Series B11, GO, VRDO, PSF-GTD, 0.290%, 09/07/10	24,480
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.300%, 09/07/10 (e)	5,455
55,735	North Texas Health Facility Development Corp., Baylor Health Care System Project, Series C, Rev., VRDO, AGM, 0.300%, 09/07/10	55,735
10,000	North Texas Higher Education Authority, Series A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.350%, 09/07/10	10,000
36,280	North Texas Tollway Authority, Series 2903, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10	36,280
16,125	Pasadena Independent School District, Series A, GO, VRDO, PSF-GTD, 0.280%, 09/07/10	16,125
600	Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.300%, 09/01/10	600
	Puttable Floating Option Tax-Exempt Receipts,
15,335	Series MT-635, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.350%, 09/07/10 (e)	15,335
25,090	Series MT-641, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.350%, 09/07/10 (e)	25,090
20,000	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-14, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.290%, 09/07/10 (e)	20,000
9,300	Southeast Texas Housing Finance Corp.,Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/07/10	9,300
457,500	State of Texas, Rev., TRAN, 2.000%, 08/31/11	464,982
23,000	State of Texas, College Student Loan, GO, VRDO, 0.320%, 09/07/10	23,000
37,600	State of Texas, EAGLE, Series 2006-0126, Class A, GO, VRDO, LIQ: Citibank N.A., 0.300%, 09/07/10	37,600
	State of Texas, Veterans Housing Assistance Fund,
6,800	Series A-1, GO, VRDO, LIQ: Texas State Treasurer, 0.320%, 09/07/10	6,800
6,860	Series II-A, GO, VRDO, 0.320%, 09/07/10	6,860
17,285	Series II-B, GO, VRDO, VA GTD, 0.330%, 09/07/10	17,285
15,490	State of Texas, Veterans Land, GO, VRDO, 0.340%, 09/07/10	15,490
9,875	Tarrant County Cultural Education Facilities Finance Corp., Series 1760, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.310%, 09/07/10	9,875
23,335	Tarrant County Health Facilities Development Corp., Cook Children’s Medical Center, Series C, Rev., VRDO, 0.280%, 09/07/10	23,335
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/07/10	8,700
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/07/10	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
9,750	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading Pond Apartments, Senior, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.340%, 09/07/10	9,750
1,015	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.340%, 09/07/10	1,015
18,125	Texas Municipal Gas Acquisition & Supply Corp. I, Series MT-365, Rev., VRDO, 0.500%, 09/07/10	18,125
12,480	Texas State Turnpike Authority, Series ROCS-RR-II-R-12293, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.320%, 09/07/10 (e)	12,480
	University of Texas, Financing System,
101,225	Series B, Rev., VRDO, LIQ: University of Texas Investment Management Co., 0.230%, 09/07/10	101,225
89,790	Series B, Rev., VRDO, LIQ: University of Texas System Board Regulations, 0.250%, 09/07/10	89,790
9,705	Waco Health Facilities Development Corp., Series 2919, Rev., VRDO, NATL-RE, FHA, LIQ: Morgan Stanley Bank, 0.310%, 09/07/10	9,705
		1,726,572
	Utah — 1.1%
	Central Utah Water Conservancy District,
49,405	Series A, Rev., VRDO, 0.330%, 09/07/10	49,405
13,400	Series B, GO, VRDO, 0.330%, 09/07/10	13,400
31,285	Central Utah Water Conservancy District, Limited Tax, Series B, GO, VRDO, LIQ: Helaba, 0.330%, 09/07/10	31,285
25,000	Emery County, Pacific Corp., Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	25,000
10,080	Park City, U.S. Ski & Snowboard Association, Series U, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	10,080
11,100	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	11,100
	Utah Housing Corp., Single Family Mortgage,
14,000	Series A, Class I, Rev., VRDO, 0.300%, 09/07/10	14,000
5,430	Series A, Class I, Rev., VRDO, 0.350%, 09/07/10	5,430
16,000	Series B, Class I, Rev., VRDO, 0.300%, 09/07/10	16,000
7,120	Series E-1, Class I, Rev., VRDO, 0.350%, 09/07/10	7,120
12,355	Series I, Rev., VRDO, 0.310%, 09/07/10	12,355
	Utah Housing Finance Agency, Single Family Mortgage,
3,485	Series C-1, Class I, Rev., VRDO, 0.350%, 09/07/10	3,485
7,470	Series D-1, Rev., VRDO, AMT, 0.350%, 09/07/10	7,470
7,595	Series E-1, Rev., VRDO, AMT, 0.350%, 09/07/10	7,595
6,725	Series F-2, Class I, Rev., VRDO, 0.340%, 09/07/10	6,725
13,500	Utah Transit Authority, Series 3006, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10 (e)	13,500
13,395	Washington County-St. George Interlocal Agency, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	13,395
6,000	Weber County, IHC Health Care Services, Series A, Rev., VRDO, 0.260%, 09/01/10	6,000
		253,345
	Vermont — 0.1%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.310%, 09/07/10	15,475
	Virginia — 1.1%
5,835	City of Alexandria IDA, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/07/10	5,835
4,400	Fairfax County EDA, Public Broadcasting Services Project, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/07/10	4,400
24,685	Fairfax County EDA, The Lorton Arts Foundation Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/07/10	24,685
25,020	Fairfax County IDA, Inova Health System Project, Series A-1, Rev., VRDO, 0.260%, 09/07/10	25,020
22,850	James City County EDA, United Methodist Homes, Series C, Rev., VRDO, LOC: Lasalle Bank N.A., 0.270%, 09/07/10	22,850
9,500	James City County IDA, Housing Chambrel Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	9,500
16,025	Lexington IDA, MERLOTS, Series E01, Rev., VRDO, 0.290%, 09/07/10	16,025
	Loudoun County IDA, Howard Hughes Medical Center,
23,000	Series B, Rev., VRDO, 0.270%, 09/07/10	23,000

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Virginia — Continued
17,595	Series C, Rev., VRDO, 0.270%, 09/07/10	17,595
15,870	Montgomery County IDA, Virginia Tech Foundation, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/01/10	15,870
4,610	Norfolk EDA, Bon Secours Health System Inc., Series D-2, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 09/07/10	4,610
4,100	Virginia College Building Authority, 21st Century College, Series C, Rev., VRDO, 0.250%, 09/01/10	4,100
200	Virginia College Building Authority, Shenandoah University Project, Rev., VRDO, LOC: Branch Banking & Trust, 0.250%, 09/01/10	200
	Virginia College Building Authority, University of Richmond Project,
27,245	Rev., VRDO, 0.250%, 09/01/10	27,245
31,100	Rev., VRDO, 0.310%, 09/07/10	31,100
6,200	Virginia Commonwealth University, Series B, Rev., VRDO, AMBAC, LOC: Wachovia Bank N.A., 0.240%, 09/01/10	6,200
13,680	Virginia Small Business Financing Authority, Virginia State University Real Estate, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/01/10	13,680
		251,915
	Washington — 1.8%
4,000	City of Seattle, Municipal Securities Trust Receipts, Series SGA-142, GO, VRDO, LIQ: Societe Generale, 0.300%, 09/07/10	4,000
8,915	Eagle Tax-Exempt Trust, Series 2009-0049, Class A, Rev., VRDO, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.300%, 09/07/10 (e)	8,915
36,020	Eclipse Funding Trust, Solar Eclipse, Port Seattle, Series 2006-0063, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10 (e)	36,020
10,750	Eclipse Funding Trust, Solar Eclipse, Washington, Series 2006-0009, GO, VRDO, AGM, LIQ: U.S. Bank N.A., 0.290%, 09/07/10	10,750
5,320	Port of Seattle, Series PT-3475, Rev., VRDO, AGM, LIQ: Dexia Credit Local, 0.620%, 09/07/10	5,320
760	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.290%, 09/07/10	760
10,000	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VRDO, LOC: Bank of America N.A., 0.450%, 09/07/10	10,000
26,100	State of Washington, Series VR-96A, GO, VRDO, 0.300%, 09/07/10	26,100
	State of Washington, MERLOTS,
21,530	Series B-22, GO, VRDO, AGM, 0.290%, 09/07/10	21,530
28,995	Series B-22, GO, VRDO, FGIC, MBIA, 0.290%, 09/07/10	28,995
33,160	Series B-23, GO, VRDO, NATL-RE, 0.290%, 09/07/10	33,160
5,000	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.430%, 09/07/10	5,000
45,900	Washington Health Care Facilities Authority, Multicare Health System, Series D, Rev., VRDO, AGM, 0.250%, 09/01/10	45,900
6,870	Washington Health Care Facilities Authority, Southwest Washington Medical Center, Series B, Rev., VRDO, LOC: Bank of America National Trust & Savings Assoc., 0.310%, 09/07/10	6,870
	Washington Health Care Facilities Authority, Swedish Health Services,
28,000	Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.270%, 09/07/10	28,000
12,000	Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.270%, 09/07/10	12,000
11,465	Washington State Housing Finance Commission, Series PA-1430-R, Rev., VRDO, GNMA/FNMA/FHLMC, 0.370%, 09/07/10	11,465
9,600	Washington State Housing Finance Commission, Bush School Project, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 09/07/10	9,600
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Living Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.330%, 09/07/10	2,545
285	Washington State Housing Finance Commission, Multi-Family Housing, JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.290%, 09/01/10	285
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/07/10	13,600
29,240	Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens, Kirkland, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 09/07/10	29,240

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
10,600	Washington State Housing Finance Commission, Seattle County Day School, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 09/07/10	10,600
4,690	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.510%, 09/07/10	4,690
25,000	Washington State Housing Finance Commission, YMCA Greater Seattle, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 09/07/10	25,000
14,745	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/01/10	14,745
20,500	Wells Fargo Stage Trust, Series 35-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.290%, 09/07/10 (e)	20,500
		425,590
	West Virginia — 0.1%
19,360	Eclipse Funding Trust, Solar Eclipse, West Virginia, Series 2006-0132, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	19,360
	Wisconsin — 2.4%
91,200	Puttable Floating Option Tax-Exempt Receipts, Series MT-628, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.400%, 09/07/10 (e)	91,200
28,300	Racine Unified School District, GO, TRAN, 2.000%, 07/18/11	28,678
161,500	State of Wisconsin, Rev., TAN, 2.000%, 06/15/11	163,394
19,940	Wells Fargo Stage Trust, Series 2009-10C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.400%, 09/07/10 (e)	19,940
	Wisconsin Health & Educational Facilities Authority,
19,260	Series 3114, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10 (e)	19,260
24,715	Series PT-761, Rev., VRDO, NATL-RE, 0.350%, 09/07/10	24,715
17,155	Wisconsin Health & Educational Facilities Authority, Aurora Health Care, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 09/01/10	17,155
15,000	Wisconsin Health & Educational Facilities Authority, Froedtert & Community Health, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.280%, 09/07/10	15,000
25,650	Wisconsin Health & Educational Facilities Authority, Hospital Sister’s Services, Inc., Series B-1, Rev., VRDO, AGM, 0.320%, 09/07/10	25,650
29,240	Wisconsin Health & Educational Facilities Authority, Meriter Hospital, Inc., Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 09/01/10	29,240
23,900	Wisconsin Health & Educational Facilities Authority, Wheaton Franciscan Services, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.270%, 09/07/10	23,900
	Wisconsin Housing & EDA,
40,365	Series A, Rev., VRDO, 0.360%, 09/07/10	40,365
72,400	Series D, Rev., VRDO, LOC: FNMA, 0.350%, 09/07/10	72,400
1,345	Series E, Rev., VRDO, 0.300%, 09/07/10	1,345
		572,242
	Wyoming — 0.2%
24,215	Lincoln County, PCR, Exxon Project, Series C, Rev., VRDO, 0.220%, 09/01/10	24,215
10,600	Platte County, PCR, Series A, Rev., VRDO, LOC: National Rural Utility Financing, 0.480%, 09/01/10	10,600
4,955	Wyoming Community Development Authority, Series PA-1452-R, Rev., VRDO, 0.370%, 09/07/10	4,955
10,000	Wyoming Community Development Authority, Single-Family Mortgage, Series A, Rev., VRDO, 0.300%, 09/07/10	10,000
		49,770
	Total Municipal Bonds (Cost $22,753,993)	22,753,993
Municipal Commercial Paper — 4.0% (n)
	Alaska — 0.1%
20,000	City of Anchorage, 0.370%, 09/03/10	20,000
	California — 0.3%
22,500	California Statewide Communities Development Authority, 0.400%, 11/05/10	22,500
29,500	San Diego County Water Authority, 0.240%, 09/07/10	29,500
19,000	University of California, 0.230%, 09/08/10	19,000
		71,000
	Florida — 0.1%
25,000	Alachua County Health Facilities Authority, 0.260%, 09/07/10	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Commercial Paper — Continued
	Hawaii — 0.2%
46,500	City & County of Honolulu, 0.280%, 11/02/10	46,500
	Maryland — 0.5%
21,400	Baltimore County, 0.230%, 09/08/10	21,400
21,370	Maryland Health & Higher Educational Facilities Authority, 0.280%, 10/19/10	21,370
	Maryland State Health & Higher Educational Facilities Authority,
59,150	0.260%, 09/07/10	59,150
30,000	0.300%, 10/13/10	30,000
		131,920
	Massachusetts — 0.3%
23,427	Massachusetts Health & Educational Facilities Authority, 0.220%, 09/08/10	23,427
45,600	Massachusetts Water Resources Authority, 0.280%, 09/09/10	45,600
		69,027
	Michigan — 0.2%
30,710	Rutgers University, 0.240%, 11/02/10	30,710
20,000	University of Michigan, 0.300%, 11/08/10	20,000
		50,710
	Minnesota — 0.3%
30,000	Regents of the University of Minnesota, 0.300%, 12/08/10	30,000
22,000	Rochester, Minnesota Health Care Facilities, 0.240%, 09/07/10	22,000
21,750	University of Minnesota, 0.260%, 10/13/10	21,750
		73,750
	Nevada — 0.3%
	Las Vegas Valley Water District,
42,400	0.250%, 09/09/10	42,400
25,000	0.310%, 11/08/10	25,000
		67,400
	Ohio — 0.2%
21,000	City of Cleveland, 0.280%, 10/18/10	21,000
25,000	Ohio State University, 0.220%, 09/09/10	25,000
		46,000
	Tennessee — 0.4%
47,000	Metropolitan Government Nashville & Davidson County, 0.400%, 10/12/10	47,000
	State of Tennessee,
18,750	0.300%, 11/09/10	18,750
24,000	0.350%, 09/07/10	24,000
		89,750
	Texas — 0.3%
25,000	Board of Regents, 0.250%, 11/04/10	25,000
30,000	City of Garland, 0.260%, 09/09/10	30,000
15,016	University of Texas, 0.320%, 01/03/11	15,016
		70,016
	Washington — 0.3%
33,130	Port of Seattle, 0.280%, 09/08/10	33,130
	University of Washington,
28,000	0.260%, 11/02/10	28,000
13,500	0.280%, 10/14/10	13,500
		74,630
	Wisconsin — 0.5%
	State of Wisconsin,
28,600	0.240%, 09/09/10	28,600
20,000	0.250%, 09/08/10	20,000
	Wisconsin Health & Educational Facilities Authority,
29,275	0.240%, 09/08/10	29,275
35,000	0.380%, 10/04/10	35,000
		112,875
	Total Municipal Commercial Paper (Cost $948,578)	948,578
	Total Investments — 99.9% (Cost $23,702,571)*	23,702,571
	Other Assets in Excess of Liabilities — 0.1%	11,859
	NET ASSETS — 100.0%	$23,714,430

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   59

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 8.5% (n)
	Alaska — 0.6%
20,000	City of Anchorage, 0.370%, 09/03/10	20,000
	California — 2.3%
	State of California,
21,216	0.310%, 09/07/10	21,216
60,000	0.320%, 09/07/10	60,000
		81,216
	Florida — 2.0%
	Hillsborough Aviation,
10,000	0.370%, 11/04/10	10,000
30,000	0.380%, 11/04/10	30,000
30,000	Sunshine State, 0.350%, 09/01/10	30,000
		70,000
	Indiana — 1.7%
58,000	State of Indiana, 0.400%, 10/08/10	58,000
	Michigan — 0.5%
16,900	Michigan State Housing Development Authority, 0.380%, 10/05/10	16,900
	New Hampshire — 1.4%
50,000	State of New Hampshire, 0.320%, 09/09/10	50,000
	Total Commercial Paper (Cost $296,116)	296,116
Daily Demand Notes — 10.9%
	Delaware — 2.7%
	Delaware State EDA, Clean Power Project,
15,000	Series B, Rev., VRDO, 0.300%, 09/01/10	15,000
80,000	Series C, Rev., VRDO, 0.290%, 09/01/10	80,000
		95,000
	Florida — 0.4%
13,800	Collier County Educational Facilities Authority, Limited Obligation, Ave Maria University, Rev., VRDO, LOC: Comerica Bank, 0.310%, 09/01/10	13,800
	Idaho — 0.5%
17,440	Idaho Health Facilities Authority, St. Luke’s Regional Medical Center Project, Rev., VRDO, AGM, 0.300%, 09/01/10	17,440
	Kansas — 0.9%
29,900	Kansas Development Finance Authority, Sisters of Charity, Series D, Rev., VRDO, 0.260%, 09/01/10	29,900
	Michigan — 0.1%
100	Farmington Hills Hospital Finance Authority, Botsford Obligated, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 09/01/10	100
5,190	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.330%, 09/01/10	5,190
		5,290
	New York — 2.8%
13,100	New York City, Series H, Subseries H-3, GO, VRDO, AGM, 0.270%, 09/01/10	13,100
	New York City Housing Development Corp., Multi-Family Housing,
14,400	Series H-2-A, Rev., VRDO, AMT, LIQ: Dexia Credit Local, 0.310%, 09/07/10	14,400
8,800	Series H-2-B, Rev., VRDO, AMT, 0.300%, 09/01/10	8,800
	New York Mortgage Agency, Homeowner Mortgage,
1,125	Series 135, Rev., VRDO, AMT, 0.320%, 09/01/10	1,125
7,700	Series 150, Rev., VRDO, AMT, 0.320%, 09/01/10	7,700
	Port Authority of New York & New Jersey, Versatile Structure Obligation,
31,700	Series 1R, Rev., VRDO, 0.300%, 09/01/10	31,700
22,100	Series 4, Rev., VRDO, 0.300%, 09/01/10	22,100
		98,925
	North Carolina — 1.1%
14,450	Charlotte-Mecklenburg, Hospital Authority, Carolinas Healthcare, Series H, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.230%, 09/01/10	14,450
22,740	North Carolina Medical Care Commission, Blue Ridge, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 09/01/10	22,740
		37,190
	Ohio — 0.4%
	Allen County, Catholic Healthcare,
2,350	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/01/10	2,350
950	Series C, Rev., VRDO, LOC: Bank of Nova Scotia, 0.250%, 09/07/10	950
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
4,175	Series A, Rev., VRDO, 0.260%, 09/01/10	4,175
615	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/01/10	615
2,410	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/01/10	2,410

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — Continued
	Ohio — Continued
4,445	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 09/01/10	4,445
		14,945
	Oregon — 0.5%
17,300	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/01/10	17,300
	South Carolina — 0.3%
10,530	South Carolina Educational Facilities Authority, Furman University, Series B, Rev., VRDO, 0.250%, 09/01/10	10,530
	Texas — 0.8%
9,800	Harris County Industrial Development Corp., Deer Park, Rev., VRDO, 0.310%, 09/01/10	9,800
8,000	San Gabriel Industrial Development Corp., Airborn, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.310%, 09/07/10	8,000
10,000	Schertz-Seguin Local Government Corp., Series SG 151, Rev., VRDO, AGM, LIQ: Societe Generale, 0.280%, 09/01/10	10,000
		27,800
	Virginia — 0.4%
14,000	Albermarle County EDA, Martha Jefferson Hospital, Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 09/01/10	14,000
	Total Daily Demand Notes (Cost $382,120)	382,120
Municipal Bonds — 11.9%
	Connecticut — 0.6%
20,000	City of Hartford, GO, BAN, 2.500%, 04/14/11	20,248
	New Hampshire — 0.3%
10,000	County of Carroll, GO, TAN, 1.500%, 12/31/10	10,023
	New Jersey — 3.0%
13,531	City of Rahway, GO, BAN, 1.000%, 10/29/10	13,538
22,646	County of Passaic, GO, BAN, 1.500%, 04/12/11	22,764
28,005	Township of Cherry Hill, GO, BAN, 2.000%, 10/19/10	28,053
24,370	Township of Livingston, GO, BAN, 1.250%, 01/24/11	24,450
14,320	Township of Marlboro, GO, BAN, 1.000%, 10/15/10	14,330
		103,135
	New York — 4.3%
11,690	Addison Central School District, GO, BAN, 1.500%, 09/24/10 (m)	11,765
10,000	Board of Cooperative Educational Services for the Sole Supervisory District, Rev., RAN, 1.500%, 12/30/10	10,023
10,890	Byron-Bergen Central School District, GO, BAN, 1.500%, 05/26/11	10,954
17,000	Camden Central School District, GO, BAN, 2.000%, 07/22/11	17,145
15,000	Elmira City School District, GO, BAN, 1.500%, 02/17/11	15,052
15,085	Greene Central School District, GO, BAN, 1.750%, 06/30/11	15,134
16,862	Moravia Central School District, GO, BAN, 2.000%, 06/24/11	16,966
13,253	North Tonawanda City School District, GO, BAN, 2.000%, 09/23/10	13,261
21,306	Schenectady City School District, GO, BAN, 2.000%, 07/08/11	21,460
19,000	Waverly Central School District, Series A, GO, BAN, 2.000%, 07/15/11	19,150
		150,910
	Ohio — 0.9%
16,350	City of Akron, Various Purpose, GO, BAN, 1.250%, 12/09/10	16,372
16,000	City of Marysville, Waste Water Treatment, GO, 1.250%, 06/01/11	16,059
		32,431
	Texas — 2.8%
96,900	State of Texas, Rev., TRAN, 2.000%, 08/31/11	98,483
	Total Municipal Bonds (Cost $415,230)	415,230
Quarterly Demand Note — 0.3%
	Pennsylvania — 0.3%
10,000	Hamburg Area School District, GO, VAR, 1.530%, 05/15/11 (Cost $10,052)	10,052
Weekly Demand Notes — 68.3%
	Arizona — 0.7%
25,900	Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/07/10	25,900
	California — 3.4%
15,000	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.310%, 09/07/10	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   61

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
7,480	City of San Jose, Series 760, GO, VRDO, NATL-RE, LIQ: Morgan Stanley Bank, 0.310%, 09/07/10	7,480
11,395	Macon Trust Various Certificates, Special Tax, Series 2007-336, VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.440%, 09/07/10	11,395
20,000	Northern California Gas Authority No. 1, Series 98, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.300%, 09/07/10	20,000
26,000	Nuveen California Select Quality Municipal Fund, Inc., VRDO, LIQ: Citibank N.A., 0.550%, 09/07/10 (e)	26,000
22,215	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.370%, 09/07/10	22,215
15,955	Wells Fargo Stage Trust, Floater Certificates, Series 15-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.350%, 09/07/10 (e)	15,955
		118,045
	Colorado — 4.8%
	Colorado Housing & Finance Authority, Single Family Mortgage,
15,000	I-B-2 Class Shares, 0.450%, 09/07/10	15,000
13,000	Series A-3, Class 1, Rev., VRDO, AMT, 0.330%, 09/07/10	13,000
25,445	Series B-3, Class 1, Rev., VRDO, AMT, 0.300%, 09/07/10	25,445
15,000	Series B-3, Class I, Rev., VRDO, AMT, 0.300%, 09/07/10	15,000
50,000	Series B-3, Class II, Rev., VRDO, AMT, 0.320%, 09/07/10	50,000
	Denver City & County, Airport,
8,200	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.320%, 09/07/10	8,200
14,250	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.320%, 09/07/10	14,250
	Deutsche Bank Spears/Lifers Trust Various States,
4,015	Series DBE-510, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.330%, 09/07/10	4,015
21,225	Series DBE-647, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.330%, 09/07/10	21,225
		166,135
	Delaware — 0.3%
10,150	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.320%, 09/07/10	10,150
	Florida — 2.0%
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.360%, 09/07/10	17,800
15,990	Florida Housing Finance Corp., Boynton Bay Apartments, Multi-Family Housing, Rev., VRDO, LOC: Citibank N.A., 0.360%, 09/07/10	15,990
10,165	Greater Orlando Aviation Authority, Multi-Family Housing, Series 2008-067, Rev., VRDO, AGM, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 0.520%, 09/07/10	10,165
7,005	Manatee County Housing Finance Authority, Centre Court Apartments Project, Series A, Rev., VRDO, LOC: Suntrust Bank, 0.330%, 09/07/10	7,005
4,675	Miami-Dade County IDA, Lawson Industries, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/07/10	4,675
4,355	Palm Beach County Housing Development Corp., Multi-Family Housing, Caribbean Villas, Rev., VRDO, FNMA, LIQ: FNMA, 0.340%, 09/07/10	4,355
11,270	Sumter County IDA, American Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/07/10	11,270
		71,260
	Georgia — 0.9%
32,670	Fulton County Development Authority, FlightSafety International, Inc. Project, Series B, Rev., VRDO, 0.320%, 09/07/10	32,670
	Idaho — 1.8%
	Idaho Housing & Finance Association, Single Family Mortgage,
8,595	Series C, Rev., VRDO, LOC: FNMA, 0.350%, 09/07/10	8,595
8,450	Series C, Class I, Rev., VRDO, LOC: FNMA, 0.350%, 09/07/10	8,450
10,285	Series D, Class I, Rev., VRDO, LOC: FNMA, 0.350%, 09/07/10	10,285
19,675	Series E, Class I, Rev., VRDO, LOC: FNMA, 0.350%, 09/07/10	19,675
8,665	Series F, Rev., VRDO, LOC: FNMA, 0.350%, 09/07/10	8,665
5,995	Series F-1, Class I, Rev., VRDO, LOC: FNMA, 0.350%, 09/07/10	5,995
		61,665

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	Illinois — 1.6%
2,400	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.320%, 09/07/10	2,400
2,321	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VRDO, LOC: Societe Generale, 0.380%, 09/07/10	2,321
11,140	Deutsche Bank Spears/Lifers Trust Various States, Series DB-288, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	11,140
10,000	Illinois Finance Authority, 700 Hickory Hills Drive LLC, Rev., VRDO, LOC: Bank of America N.A., 0.420%, 09/07/10	10,000
6,930	Illinois Housing Development Authority, Pheasant Ridge Hunter Apartments, Rev., VRDO, LOC: Lasalle Bank N.A., 0.450%, 09/07/10	6,930
10,000	Illinois State Toll Highway Authority, Series B, Rev., VRDO, AGM, 0.300%, 09/07/10	10,000
4,800	Village of Carol Stream, Multi-Family Housing, St. Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 0.340%, 09/07/10	4,800
1,330	Will & Kankakee Counties Regional Development Authority, JRS Realty Association LLC Project, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.370%, 09/07/10	1,330
7,300	Will County, BASF Corp. Project, Rev., VRDO, 0.440%, 09/01/10	7,300
		56,221
	Indiana — 0.4%
9,420	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-584, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.300%, 09/07/10	9,420
4,100	Indiana Finance Authority, Four-Leaf Clover Dairy LLC, Rev., VRDO, LOC: Lasalle Bank N.A., 0.500%, 09/07/10	4,100
		13,520
	Iowa — 0.3%
10,500	Iowa Finance Authority, Single Family Mortgage, Series C, Rev., VRDO, AMT, GNMA/FNMA, 0.320%, 09/07/10	10,500
	Kansas — 1.0%
	City of Wichita, FlightSafety International, Inc.,
36,000	Rev., VRDO, 0.320%, 09/07/10	36,000
	Louisiana — 0.1%
4,600	Ascension Parish, BASF Corp. Project, Rev., VRDO, 0.440%, 09/01/10	4,600
	Maine — 1.2%
	Maine State Housing Authority,
10,000	Series D, Rev., VRDO, AMT, 0.350%, 09/07/10	10,000
15,000	Series E-1, Rev., VRDO, 0.400%, 09/07/10	15,000
17,800	Series G, Rev., VRDO, AMT, 0.320%, 09/07/10	17,800
		42,800
	Maryland — 1.8%
5,290	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.370%, 09/07/10	5,290
	Maryland Community Development Administration, Residential,
10,900	Series C, Rev., VRDO, 0.300%, 09/07/10	10,900
20,000	Series C, Rev., VRDO, AMT, 0.310%, 09/07/10	20,000
12,150	Series F, Rev., VRDO, AMT, 0.310%, 09/07/10	12,150
15,920	Wells Fargo Stage Trust, Multi-Family Housing, Series 32-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.360%, 09/07/10 (e)	15,920
		64,260
	Massachusetts — 1.6%
16,050	Massachusetts Bay Transportation Authority, Series A, Rev., VRDO, 0.390%, 03/30/11 (i)	16,050
27,540	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.330%, 09/07/10 (e)	27,540
10,635	Wells Fargo Stage Trust, Series 37-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.360%, 09/07/10 (e)	10,635
		54,225
	Michigan — 8.2%
4,100	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.330%, 09/07/10	4,100
12,000	City of Detroit, Series PT-3756, Rev., VRDO, AGM, LIQ: Dexia Credit Local, 0.550%, 09/07/10	12,000
	Detroit City School District,
12,000	Series PT-3556, GO, VRDO, FGIC, Q-SBLF, LIQ: Dexia Credit Local, 0.550%, 09/07/10	12,000
13,500	Series ROCS RR II R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.310%, 09/07/10 (e)	13,500
2,675	Series ROCS RR II R-12251, GO, VRDO, BHAC-CR, AGM-CR, FGIC, Q-SBLF, 0.310%, 09/07/10 (e)	2,675
4,925	Holt Public Schools, GO, VRDO, Q-SBLF, 0.350%, 09/07/10	4,925

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
2,500	Michigan State Hospital Finance Authority, Series 1308, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.310%, 09/07/10	2,500
21,200	Michigan State Hospital Finance Authority, Ascension Health Senior Credit, Rev., VRDO, 0.390%, 03/30/11 (i)	21,200
	Michigan State Housing Development Authority,
3,735	Series C, Rev., VRDO, LOC: FNMA, 0.310%, 09/07/10	3,735
1,250	Series D, Rev., VRDO, LOC: FNMA, 0.300%, 09/07/10	1,250
9,160	Series D, Rev., VRDO, AMT, 0.350%, 09/07/10	9,160
52,485	Series E, Rev., VRDO, AMT, 0.360%, 09/07/10	52,485
	Michigan State Housing Development Authority, Multi-Family Housing,
24,890	Series C, Rev., VRDO, AMT, 0.350%, 09/07/10	24,890
29,565	Series C, Rev., VRDO, AMT, 0.360%, 09/07/10	29,565
3,120	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA , 0.310%, 09/07/10	3,120
30,000	Michigan Strategic Fund, Van Andel Research, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 09/07/10	30,000
4,625	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.320%, 09/07/10	4,625
5,000	Oakland County Economic Development Corp., Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.450%, 09/07/10	5,000
10,880	Puttable Floating Option Tax-Exempt Receipts, Series MT-617, Rev., VRDO, AGM, LIQ: Merrill Lynch International Bank Ltd., 0.530%, 09/07/10	10,880
	RBC Municipal Products, Inc. Trust, Floater Certificates,
21,180	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.330%, 09/07/10	21,180
18,750	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.330%, 09/07/10	18,750
		287,540
	Minnesota — 1.1%
7,910	Minnesota Housing Finance Agency, MERLOTS, Series C-44, Rev., VRDO, 0.360%, 09/07/10	7,910
	Minnesota Housing Finance Agency, Residential Housing,
15,700	Series B, Rev., VRDO, AMT, 0.310%, 09/07/10	15,700
7,355	Series C, Rev., VRDO, AMT, 0.310%, 09/07/10	7,355
6,700	Series F, Rev., VRDO, LIQ: FHLB, 0.310%, 09/07/10	6,700
		37,665
	Missouri — 0.4%
13,805	Lehman Municipal Trust Receipts, Various States, Series 06-K82, Rev., VRDO, LIQ: Citibank N.A., 0.360%, 09/07/10	13,805
	Montana — 0.4%
15,360	Montana Board of Housing, MERLOTS, Series C-41, Rev., VRDO, 0.360%, 09/07/10	15,360
	Nevada — 0.7%
6,700	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.360%, 09/07/10	6,700
16,100	Nevada Housing Division, Multi-Unit, Southwest Village, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/07/10	16,100
		22,800
	New Jersey — 0.6%
6,955	New Jersey EDA, Accurate Box Co., Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.410%, 09/07/10	6,955
14,600	Nuveen New Jersey Premium Income Municipal Fund, Inc., VRDO, LIQ: Citibank N.A., 0.550%, 09/07/10 (e)	14,600
		21,555
	New Mexico — 0.6%
	New Mexico Educational Assistance Foundation, Educational Loans,
10,000	Series A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.330%, 09/07/10	10,000
9,050	Series A-2, Rev., VRDO, AMT, LOC: Royal Bank of Canada, 0.330%, 09/07/10	9,050
		19,050
	New York — 2.3%
35,000	Nassau County IDA, Series 75G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.330%, 09/07/10	35,000

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
17,600	New York City Housing Development Corp., Multi-Family Housing, Queens Family Courthouse Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.300%, 09/07/10	17,600
2,965	New York City Housing Development Corp., Multi-Family Housing, Urban Horizons II, Series A, Rev., VRDO, LOC: Citibank N.A., 0.310%, 09/07/10	2,965
20,000	New York State Housing Finance Agency, Multi-Family Housing, 505 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.350%, 09/07/10	20,000
3,300	Westchester County IDA, Series 2007-103G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.330%, 09/07/10	3,300
		78,865
	North Carolina — 1.1%
13,720	City of Raleigh, Rev., VRDO, 0.400%, 03/30/11 (i)	13,720
8,030	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply & Box Manufacturing Co., Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/07/10	8,030
15,000	Montgomery County Industrial Facilities & Pollution Control Financing, Republic Services, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.360%, 09/07/10	15,000
		36,750
	North Dakota — 1.7%
	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage,
27,210	Series A, Rev., VRDO, 0.320%, 09/07/10	27,210
21,500	Series B, Rev., VRDO, 0.340%, 09/07/10	21,500
9,700	Series B, Rev., VRDO, AMT, 0.300%, 09/07/10	9,700
		58,410
	Ohio — 2.3%
2,215	Austin Trust, Various States, Series 2008-3310, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.330%, 09/07/10	2,215
2,600	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.390%, 09/07/10	2,600
800	Columbus Regional Airport Authority, Capital Funding, OASBO Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/07/10	800
3,225	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.300%, 09/07/10	3,225
5,550	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/07/10	5,550
13,880	Mahoning County, Youngstown State University Project, Rev., VRDO, LOC: National City Bank, 0.320%, 09/07/10	13,880
2,415	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: FHLB, 0.330%, 09/07/10	2,415
1,200	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.350%, 09/07/10	1,200
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
24,575	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.350%, 09/07/10	24,575
1,050	Series C, Rev., VRDO, AMT, GNMA COLL, 0.320%, 09/07/10	1,050
2,585	Series E, Rev., VRDO, AMT, 0.320%, 09/07/10	2,585
15,150	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.320%, 09/07/10	15,150
4,500	Ohio State Water Development Authority, Pollution Control, First Energy Project, Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.320%, 09/07/10	4,500
		79,745
	Oregon — 1.1%
14,000	Oregon State Department of Administrative Services, Series ROCS RR II R-11742, COP, VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.310%, 09/07/10 (e)	14,000
23,600	Oregon State Housing & Community Services Department, Series I, Rev., VRDO, AMT, 0.350%, 09/07/10	23,600
		37,600
	Other Territories — 6.1%
16,280	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 0.370%, 09/07/10	16,280

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	Other Territories — Continued
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
9,735	Series M015, Class A, Rev., VRDO, FHLMC, 0.350%, 09/07/10	9,735
58,292	Series M017, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.340%, 09/07/10	58,292
18,440	Series M023, Class A, Rev., VRDO, FHLMC, 0.360%, 09/07/10	18,440
20,000	Nuveen Municipal Market Opportunity Fund, Inc., VRDO, LIQ: Deutsche Bank AG, 0.520%, 09/07/10 (e)	20,000
45,515	Puttable Floating Option Tax-Exempt Receipts, Series PPT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 09/07/10	45,515
27,345	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VAR, LIQ: FHLMC, 0.450%, 09/07/10	27,345
16,050	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.370%, 09/07/10	16,050
		211,657
	Pennsylvania — 0.9%
7,500	Delaware Valley Regional Financial Authority, Series 2996, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.310%, 09/07/10 (e)	7,500
10,000	Delaware Valley Regional Financial Authority, Municipal Securities Trust Receipts, Series 15, Class A, Rev., VRDO, LIQ: Societe Generale, 0.300%, 09/07/10	10,000
14,000	Nuveen Pennsylvania Premium Income Municipal Fund 2, VRDO, LIQ: Citibank N.A., 0.550%, 09/07/10 (e)	14,000
		31,500
	South Carolina — 0.6%
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/07/10	5,700
15,000	South Carolina Jobs - EDA, Woodlands at Furman Project, Series C, Rev., VRDO, LOC: Sovereign Bank FSB, 0.300%, 09/07/10	15,000
		20,700
	South Dakota — 1.4%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
31,000	Series C, Rev., VRDO, AMT, 0.360%, 09/07/10	31,000
17,000	Series G, Rev., VRDO, 0.310%, 09/07/10	17,000
		48,000
	Tennessee — 0.6%
8,000	Jackson Industrial Development Board, General Cable Corp. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.340%, 09/07/10	8,000
13,700	Shelby County, Public Improvement School, Series B, GO, VRDO, 0.300%, 09/07/10	13,700
		21,700
	Texas — 6.3%
10,000	Calhoun County Port Authority, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 09/07/10	10,000
25,950	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.320%, 09/07/10	25,950
21,130	Hutto Independent School District, Series 2999, GO, VRDO, PSF-GTD, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10 (e)	21,130
18,000	North Texas Tollway Authority, Series ROCS RR II R-11845, Rev., VRDO, BHAC-CR, LIQ: Citibank N.A., 0.310%, 09/07/10 (e)	18,000
5,200	Port Freeport, Multi-Mode, BASF Corp., Rev., VRDO, 0.440%, 09/01/10	5,200
12,470	Puttable Floating Option Tax-Exempt Receipts, Series PT-4591, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 09/14/10	12,470
	State of Texas, Veterans Housing Assistance Fund,
10,130	Series B, GO, VRDO, 0.300%, 09/07/10	10,130
11,085	Series D, GO, VRDO, LOC: Sumitomo Trust & Banking Co., 0.320%, 09/07/10	11,085
11,475	Series II-A, GO, VRDO, 0.320%, 09/07/10	11,475
31,970	Tarrant County Cultural Education Facilities Finance Corp., Series 2834, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.300%, 09/07/10	31,970
27,300	Tarrant County Cultural Education Facilities Finance Corp., Health Resources, Series F, Rev., VRDO, 0.310%, 09/07/10	27,300
14,700	Texas Department of Housing & Community Affairs, Multi-Family Housing, Harris Branch Apartments, Rev., VRDO, LOC: FNMA, 0.350%, 09/07/10	14,700
14,040	Texas Department of Housing & Community Affairs, Multi-Family Housing, Idlewilde Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/07/10	14,040
6,355	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.340%, 09/07/10	6,355
		219,805

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	Utah — 2.6%
10,280	North Davis County Sewer District, Series ROCS RR II R-11817, Rev., VRDO, LIQ: Citibank N.A., 0.310%, 09/07/10 (e)	10,280
	Utah Housing Corp., Single Family Mortgage,
6,725	Series A, Rev., VRDO, 0.350%, 09/07/10	6,725
9,540	Series A-2, Rev., VRDO, 0.350%, 09/07/10	9,540
15,800	Series C, Class I, Rev., VRDO, 0.350%, 09/07/10	15,800
5,145	Series C-1, Rev., VRDO, 0.350%, 09/07/10	5,145
11,935	Series E, Class I, Rev., VRDO, 0.350%, 09/07/10	11,935
11,800	Series F, Rev., VRDO, 0.350%, 09/07/10	11,800
20,900	Utah Water Finance Agency, Series B-3, Rev., VRDO, 0.330%, 09/07/10	20,900
		92,125
	Vermont — 0.7%
25,485	Vermont Student Assistance Corp., Series B-1, Rev., VRDO, LOC: Bank of New York, 0.300%, 09/07/10	25,485
	Virginia — 1.3%
12,000	Fairfax County IDA, Inova Health System Project, Rev., VRDO, 0.420%, 03/30/11 (i)	12,000
20,155	Norfolk EDA, Sentra Healthcare, Rev., VRDO, 0.420%, 03/30/11 (i)	20,155
12,750	Virginia Housing Development Authority, MERLOTS, Series C-42, Rev., VRDO, 0.360%, 09/07/10	12,750
		44,905
	Washington — 0.9%
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/07/10	7,200
9,985	Washington State Housing Finance Commission, Barkley Ridge Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.340%, 09/07/10	9,985
14,000	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/07/10	14,000
		31,185
	West Virginia — 0.3%
5,580	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/07/10	5,580
6,050	West Virginia EDA, Appalachian Power Co., Series A, Rev., VRDO, LOC: Royal Bank of Scotland, 0.300%, 09/07/10	6,050
		11,630
	Wisconsin — 3.2%
16,795	Wells Fargo Stage Trust, Series 2009-2C, Rev., VRDO, 0.360%, 09/07/10 (e)	16,795
	Wisconsin Housing & EDA,
5,010	Series 2995, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.340%, 09/07/10 (e)	5,010
9,700	Series A, Rev., VRDO, 0.360%, 09/07/10	9,700
29,175	Series C, Rev., VRDO, 0.330%, 09/07/10	29,175
5,690	Series C, Rev., VRDO, 0.350%, 09/07/10	5,690
23,300	Series C, Rev., VRDO, 0.360%, 09/07/10	23,300
20,590	Series ROCS RR II R-11522, Rev., VRDO, LIQ: Citibank N.A., 0.360%, 09/07/10	20,590
		110,260
	Wyoming — 1.0%
	Wyoming Community Development Authority,
14,000	Series 4, Rev., VRDO, AMT, LOC: FNMA, 0.360%, 09/07/10	14,000
10,000	Series 5, Rev., VRDO, AMT, LOC: FNMA, 0.360%, 09/07/10	10,000
12,000	Series 8, Rev., VRDO, AMT, LOC: FNMA, 0.360%, 09/07/10	12,000
		36,000
	Total Weekly Demand Notes (Cost $2,382,048)	2,382,048
	Total Investments — 99.9% (Cost $3,485,566)*	3,485,566
	Other Assets in Excess of Liabilities — 0.1%	2,646
	NET ASSETS — 100.0%	$3,488,212

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   67

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

AGC—	Insured by Assured Guaranty Corp.

AGM—	Insured by Assured Guaranty Municipal Corp.

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BAN—	Bond Anticipation Note

BHAC—	Insured by Berkshire Hathaway Assurance Corp.

CCRC—	Congregate Care Retirement Center

COLL—	Collateral

COP—	Certificate of Participation

CR—	Custodial Receipts

DN—	Discount Notes

EAGLE—	Earnings of accrual generated on local tax-exempt securities

EDA—	Economic Development Authority

FGIC—	Insured by Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLB—	Federal Home Loan Bank

FHLMC —	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

GNMA—	Government National Mortgage Association

GO —	General Obligation

GTD —	Guaranteed

IBC—	Insured Bond Certificates

ICC—	Insured Custody Certificates

IDA—	Industrial Development Authority

IDB—	Industrial Development Bank

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Insured by Municipal Bond Insurance Corp.

MERLOTS—	Municipal Exempt Receipts Liquidity Optional Tender

NATL—	Insured by National Public Finance Guarantee Corp.

OASBO—	Ohio Association of School Business Officials

PCR—	Pollution Control Revenue

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RAN—	Revenue Anticipation Note

RE—	Reinsured

Rev.—	Revenue

ROCS—	Reset Option Certificates

SCSDE—	South Carolina School District Enhancement

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

UPMC—	University of Pittsburgh Medical Center

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2010.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2010.

XLCA—	Insured by XL Capital Assurance

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next demand date or final maturity date.

(˜)—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

*—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   69

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund		Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$122,044,797		$7,494,281	$53,145,930	$6,956,844
Repurchase agreements, at value	17,380,366		2,496,480	21,537,212	7,526,668
Total investment securities, at value	139,425,163		9,990,761	74,683,142	14,483,512
Cash	—	(a)	1	1	1
Receivables:
Interest and dividends	47,588		3,669	21,711	12,530
Total Assets	139,472,751		9,994,431	74,704,854	14,496,043

LIABILITIES:
Payables:
Dividends	8,536		60	1,467	107
Investment securities purchased	1,178,623		97,976	—	—
Fund shares redeemed	50		—	—	—
Accrued liabilities:
Investment advisory fees	9,109		645	4,843	962
Administration fees	7,619		514	3,930	800
Shareholder servicing fees	6,341		965	3,156	706
Distribution fees	1		58	7	6
Custodian and accounting fees	1,721		223	1,134	253
Trustees’ and Chief Compliance Officer’s fees	23		2	6	2
Other	1,507		408	1,286	398
Total Liabilities	1,213,530		100,851	15,829	3,234
Net Assets	$138,259,221		$9,893,580	$74,689,025	$14,492,809

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$138,256,335	$9,893,147	$74,683,124	$14,492,273
Accumulated undistributed net investment income	1,245	44	7,425	720
Accumulated net realized gains (losses)	1,641	389	(1,524)	(184)
Total Net Assets	$138,259,221	$9,893,580	$74,689,025	$14,492,809

Net Assets:
Class B	$5,140	$12,246	$—	$953
Class C	8,119	339,875	—	152,448
Agency	11,855,468	400,206	8,532,917	1,631,968
Capital	80,840,615	2,620,534	37,071,390	—
Cash Management	464,022	—	—	—
Direct	1,165,018	—	262,712	1,148,800
Eagle	1,272,981	—	—	—
E*Trade	—	184,420	—	—
Institutional Class	31,300,563	1,916,088	17,356,321	8,032,203
Investor	575,555	623,388	3,581,087	669,569
Morgan	3,322,971	2,928,801	2,151,582	929,751
Premier	4,503,152	321,931	5,191,807	713,880
Reserve	1,946,463	302,775	45,055	1,213,137
Service	999,154	243,316	496,154	100
Total	$138,259,221	$9,893,580	$74,689,025	$14,492,809

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class B	5,141	12,246	—	954
Class C	8,118	339,832	—	152,444
Agency	11,855,161	400,190	8,532,141	1,631,790
Capital	80,838,626	2,620,349	37,067,855	—
Cash Management	464,018	—	—	—
Direct	1,165,008	—	262,726	1,148,815
Eagle	1,272,971	—	—	—
E*Trade	—	184,414	—	—
Institutional Class	31,300,608	1,915,989	17,355,085	8,031,804
Investor	575,549	623,358	3,581,303	669,573
Morgan	3,322,530	2,928,547	2,151,252	929,739
Premier	4,502,905	321,894	5,191,562	713,917
Reserve	1,946,413	302,853	45,032	1,213,075
Service	999,144	243,306	496,139	100
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$122,044,797	$7,494,281	$53,145,930	$6,956,844
Cost of repurchase agreements	17,380,366	2,496,480	21,537,212	7,526,668

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   71

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$10,634,841	$19,801,154	$23,702,571	$3,485,566
Cash	1	1	27	3
Receivables:
Investment securities sold	—	—	324,240	—
Fund shares sold	5,924	—	—	—
Interest and dividends	5,240	10,015	15,205	3,873
Total Assets	10,646,006	19,811,170	24,042,043	3,489,442

LIABILITIES:
Payables:
Dividends	224	90	1,299	50
Investment securities purchased	1,072,714	999,608	320,772	—
Fund shares redeemed	2,998	—	—	—
Accrued liabilities:
Investment advisory fees	651	1,239	1,631	248
Administration fees	530	1,084	1,381	210
Shareholder servicing fees	459	128	1,741	427
Distribution fees	—	—	7	—
Custodian and accounting fees	164	464	360	54
Trustees’ and Chief Compliance Officer’s fees	1	3	4	15
Printing and mailing costs	—	62	120	143
Other	99	307	298	83
Total Liabilities	1,077,840	1,002,985	327,613	1,230
Net Assets	$9,568,166	$18,808,185	$23,714,430	$3,488,212

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$9,566,888	$18,806,697	$23,709,836	$3,488,431
Accumulated undistributed net investment income	1,598	1,955	2,702	307
Accumulated net realized gains (losses)	(320)	(467)	1,892	(526)
Total Net Assets	$9,568,166	$18,808,185	$23,714,430	$3,488,212

Net Assets:
Agency	$884,921	$1,770,525	$943,157	$73,421
Capital	—	7,893,197	—	—
Direct	—	—	100	—
Eagle	—	—	1,054,490	—
E*Trade	—	—	—	1,504,880
Institutional Class	7,836,085	6,197,991	12,615,950	1,039,057
Morgan	150,351	1,241,041	480,162	315,049
Premier	687,458	1,634,558	2,800,252	128,762
Reserve	9,351	70,773	5,820,319	118,078
Service	—	100	—	308,965
Total	$9,568,166	$18,808,185	$23,714,430	$3,488,212

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	884,883	1,770,335	943,257	73,438
Capital	—	7,892,881	—	—
Direct	—	—	100	—
Eagle	—	—	1,054,560	—
E*Trade	—	—	—	1,504,901
Institutional Class	7,835,321	6,197,213	12,613,435	1,039,202
Morgan	150,347	1,241,037	480,282	315,030
Premier	687,391	1,634,395	2,799,441	128,778
Reserve	9,351	70,647	5,818,306	118,053
Service	—	100	—	309,019
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$10,634,841	$19,801,154	$23,702,571	$3,485,566

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   73

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$226,908	$17,481		$89,369	$16,574
Income from interfund lending (net)	—	—	(a)	—	—
Total investment income	226,908	17,481		89,369	16,574

EXPENSES:
Investment advisory fees	55,669	4,058		28,664	5,954
Administration fees	46,825	3,412		24,121	5,011
Distribution fees	7,438	4,791		2,558	2,385
Shareholder servicing fees	67,383	10,376		41,229	12,342
Custodian and accounting fees	2,494	296		1,198	263
Interest expense to affiliates	— (a)	—	(a)	— (a)	—
Professional fees	791	76		478	87
Trustees’ and Chief Compliance Officer’s fees	801	56		247	98
Printing and mailing costs	348	307		358	106
Registration and filing fees	280	90		238	74
Transfer agent fees	1,921	274		836	248
Other	427	49		363	93
Total expenses	184,377	23,785		100,290	26,661
Less amounts waived	(39,708)	(10,275)		(26,783)	(10,719)
Less earnings credits	(1)	(1)		(8)	(2)
Net expenses	144,668	13,509		73,499	15,940
Net investment income (loss)	82,240	3,972		15,870	634

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from
investments in non-affiliates	1,191	363		950	351
Change in net assets resulting from operations	$83,431	$4,335		$16,820	$985

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$12,313		$13,841		$35,289	$7,897

EXPENSES:
Investment advisory fees	4,220		7,008		9,359	1,676
Administration fees	3,549		5,901		7,879	1,410
Distribution fees	158		928		7,977	6,077
Shareholder servicing fees	6,580		11,230		21,718	4,706
Custodian and accounting fees	196		363		413	83
Interest expense to affiliates	—		—	(a)	2	—	(a)
Professional fees	58		105		82	42
Trustees’ and Chief Compliance Officer’s fees	58		112		134	23
Printing and mailing costs	100		44		117	147
Registration and filing fees	53		36		61	34
Transfer agent fees	170		304		300	27
Other	36		58		108	26
Total expenses	15,178		26,089		48,150	14,251
Less amounts waived	(3,859)		(12,248)		(18,945)	(7,821)
Less earnings credits	—	(a)	—	(a)	(1)	—	(a)
Net expenses	11,319		13,841		29,204	6,430
Net investment income (loss)	994		—	(a)	6,085	1,467

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from
investments in non-affiliates	243		260		1,094	(561)
Change in net assets resulting from operations	$1,237		$260		$7,179	$906

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82,240	$514,427	$3,972	$32,499
Net realized gain (loss)	1,191	450	363	26
Change in net assets resulting from operations	83,431	514,877	4,335	32,525

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	— (a)	— (a)	(1)	(1)
Class C
From net investment income	— (a)	— (a)	(19)	(10)
Agency
From net investment income	(3,852)	(33,958)	(129)	(1,126)
Capital
From net investment income	(57,657)	(326,184)	(2,037)	(16,905)
Cash Management
From net investment income	(22)	(2)	—	—
Direct (b)
From net investment income	(192)	(203)	—	—
Eagle (c)
From net investment income	(19)	—	—	—
E*Trade
From net investment income	—	—	(46)	(23)
Institutional Class
From net investment income	(19,863)	(132,155)	(1,516)	(9,190)
Investor (d)
From net investment income	(29)	(1)	(29)	(870)
Morgan
From net investment income	(174)	(7,855)	(150)	(3,030)
Premier
From net investment income	(271)	(12,603)	(14)	(917)
Reserve
From net investment income	(110)	(1,465)	(17)	(425)
Service (d)
From net investment income	(51)	(1)	(14)	(2)
Total distributions to shareholders	(82,240)	(514,427)	(3,972)	(32,499)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(14,299,048)	(13,332,107)	(2,190,479)	(1,417,268)

NET ASSETS:
Change in net assets	(14,297,857)	(13,331,657)	(2,190,116)	(1,417,242)
Beginning of period	152,557,078	165,888,735	12,083,696	13,500,938
End of period	$138,259,221	$152,557,078	$9,893,580	$12,083,696
Accumulated undistributed net investment income	$1,245	$1,245	$44	$44

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.

(c)	Commencement of offering of class of shares effective May 10, 2010 for Prime Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,870	$183,687	$634	$13,850
Net realized gain (loss)	950	4,076	351	147
Change in net assets resulting from operations	16,820	187,763	985	13,997

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net realized gains	—	—	— (a)	—
Class C
From net realized gains	—	—	(5)	—
Agency
From net investment income	(123)	(15,141)	— (a)	(1,051)
From net realized gains	(740)	—	(92)	—
Capital
From net investment income	(12,648)	(123,110)	—	—
From net realized gains	(3,342)	—	—	—
Direct (b)
From net investment income	—	(6)	—	— (a)
From net realized gains	(20)	—	(45)	—
Institutional Class
From net investment income	(3,099)	(43,605)	(634)	(12,770)
From net realized gains	(1,435)	—	(374)	—
Investor (c)
From net investment income	— (a)	—	—	(3)
From net realized gains	(318)	—	(32)	—
Morgan
From net investment income	— (a)	(302)	— (a)	— (a)
From net realized gains	(190)	—	(45)	—
Premier
From net investment income	— (a)	(1,523)	— (a)	(26)
From net realized gains	(456)	—	(35)	—
Reserve
From net investment income	— (a)	— (a)	— (a)	—
From net realized gains	(5)	—	(54)	—
Service (c)
From net investment income	— (a)	—	—	—
From net realized gains	(44)	—	— (a)	—
Total distributions to shareholders	(22,420)	(183,687)	(1,316)	(13,850)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(3,265,351)	(21,860,022)	(654,450)	(6,074,546)

NET ASSETS:
Change in net assets	(3,270,951)	(21,855,946)	(654,781)	(6,074,399)
Beginning of period	77,959,976	99,815,922	15,147,590	21,221,989
End of period	$74,689,025	$77,959,976	$14,492,809	$15,147,590
Accumulated undistributed net investment income	$7,425	$7,425	$720	$720

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective July 17, 2009.

(c)	Commencement of offering of class of shares effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$994	$26,100	$— (a)	$5,119
Net realized gain (loss)	243	396	260	178
Change in net assets resulting from operations	1,237	26,496	260	5,297

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	—	(1,560)	—	(29)
From net realized gains	(99)	—	(84)	—
Capital
From net investment income	—	—	—	(3,310)
From net realized gains	—	—	(313)	—
Institutional Class
From net investment income	(994)	(24,203)	—	(1,780)
From net realized gains	(771)	—	(259)	—
Morgan
From net investment income	—	(5)	—	—
From net realized gains	(14)	—	(63)	—
Premier
From net investment income	—	(332)	—	—
From net realized gains	(70)	—	(82)	—
Reserve
From net realized gains	(5)	—	(8)	—
Service (b)
From net realized gains	—	—	— (a)	—
Total distributions to shareholders	(1,953)	(26,100)	(809)	(5,119)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,101,384)	(10,124,828)	2,609,745	(17,008,420)

NET ASSETS:
Change in net assets	(2,102,100)	(10,124,432)	2,609,196	(17,008,242)
Beginning of period	11,670,266	21,794,698	16,198,989	33,207,231
End of period	$9,568,166	$11,670,266	$18,808,185	$16,198,989
Accumulated undistributed net investment income	$1,598	$1,598	$1,955	$1,955

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective July 1, 2009 for 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,085	$37,159	$1,467	$5,421
Net realized gain (loss)	1,094	2,610	(561)	33
Change in net assets resulting from operations	7,179	39,769	906	5,454

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(356)	(2,398)	(71)	(339)
From net realized gains	(80)	—	—	—
Direct (b)
From net investment income	— (a)	— (a)	—	—
From net realized gains	— (a)	—	—	—
Eagle (c)
From net investment income	(47)	—	—	—
From net realized gains	(31)	—	—	—
E*Trade
From net investment income	—	—	(138)	(177)
Institutional Class
From net investment income	(7,354)	(31,365)	(1,381)	(4,127)
From net realized gains	(1,004)	—	—	—
Morgan
From net investment income	(58)	(177)	(12)	(486)
From net realized gains	(39)	—	—	—
Premier
From net investment income	(326)	(2,815)	(4)	(197)
From net realized gains	(217)	—	—	—
Reserve
From net investment income	(662)	(386)	(5)	(97)
From net realized gains	(441)	—	—	—
Service
From net investment income	—	—	(13)	(1)
Total distributions to shareholders	(10,615)	(37,141)	(1,624)	(5,424)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	702,045	(6,971,787)	(834,360)	1,680,045

NET ASSETS:
Change in net assets	698,609	(6,969,159)	(835,078)	1,680,075
Beginning of period	23,015,821	29,984,980	4,323,290	2,643,215
End of period	$23,714,430	$23,015,821	$3,488,212	$4,323,290
Accumulated undistributed net investment income	$2,702	$5,420	$307	$464

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.

(c)	Commencement of offering of class of shares effective May 10, 2010 for Tax Free Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$924	$3,333	$2,042	$8,122
Dividends and distributions reinvested	— (a)	— (a)	1	1
Cost of shares redeemed	(2,716)	(10,110)	(7,510)	(25,192)
Change in net assets from Class B capital transactions	$(1,792)	$(6,777)	$(5,467)	$(17,069)
Class C
Proceeds from shares issued	$5,784	$9,037	$104,484	$211,333
Dividends and distributions reinvested	— (a)	— (a)	19	10
Cost of shares redeemed	(4,389)	(13,371)	(185,192)	(259,517)
Change in net assets from Class C capital transactions	$1,395	$(4,334)	$(80,689)	$(48,174)
Agency
Proceeds from shares issued	$214,301,046	$305,617,923	$1,711,931	$3,074,934
Dividends and distributions reinvested	2,684	23,938	110	832
Cost of shares redeemed	(213,789,522)	(308,892,343)	(1,620,438)	(3,218,653)
Change in net assets from Agency capital transactions	$514,208	$(3,250,482)	$91,603	$(142,887)
Capital
Proceeds from shares issued	$325,161,252	$751,539,175	$11,452,246	$34,301,756
Dividends and distributions reinvested	30,849	165,794	1,834	15,267
Cost of shares redeemed	(331,170,951)	(747,348,654)	(12,787,609)	(34,316,572)
Change in net assets from Capital capital transactions	$(5,978,850)	$4,356,315	$(1,333,529)	$451
Cash Management
Proceeds from shares issued	$24,780,292	$1,447,362	$—	$—
Dividends and distributions reinvested	22	2	—	—
Cost of shares redeemed	(24,701,805)	(1,395,934)	—	—
Change in net assets from Cash Management capital transactions	$78,509	$51,430	$—	$—
Direct (b)
Proceeds from shares issued	$1,207,371	$1,793,147	$—	$—
Dividends and distributions reinvested	—	2	—	—
Cost of shares redeemed	(1,051,718)	(783,794)	—	—
Change in net assets from Direct capital transactions	$155,653	$1,009,355	$—	$—
Eagle (c)
Proceeds from shares issued	$1,437,577	$—	$—	$—
Dividends and distributions reinvested	19	—	—	—
Cost of shares redeemed	(164,625)	—	—	—
Change in net assets from Eagle capital transactions	$1,272,971	$—	$—	$—
E*Trade
Proceeds from shares issued	$—	$—	$60,815	$265,776
Dividends and distributions reinvested	—	—	46	23
Cost of shares redeemed	—	—	(55,827)	(88,180)
Change in net assets from E*Trade capital transactions	$—	$—	$5,034	$177,619

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS (continued):
Institutional Class
Proceeds from shares issued	$105,961,532	$260,198,617	$7,825,394	$18,118,946
Dividends and distributions reinvested	11,685	56,482	1,384	8,541
Cost of shares redeemed	(113,726,011)	(266,923,284)	(8,349,443)	(17,736,043)
Change in net assets from Institutional Class capital transactions	$(7,752,794)	$(6,668,185)	$(522,665)	$391,444
Investor (d)
Proceeds from shares issued	$269,210	$832,523	$1,103,696	$1,444,816
Dividends and distributions reinvested	29	1	12	251
Cost of shares redeemed	(307,656)	(218,558)	(1,052,732)	(1,586,815)
Change in net assets from Investor capital transactions	$(38,417)	$613,966	$50,976	$(141,748)
Morgan
Proceeds from shares issued	$147,832,443	$573,626,048	$861,976	$2,059,725
Dividends and distributions reinvested	103	3,569	147	2,970
Cost of shares redeemed	(148,402,009)	(577,676,712)	(1,074,720)	(2,488,484)
Change in net assets from Morgan capital transactions	$(569,463)	$(4,047,095)	$(212,597)	$(425,789)
Premier
Proceeds from shares issued	$88,449,337	$361,226,928	$572,636	$1,793,654
Dividends and distributions reinvested	113	4,840	6	674
Cost of shares redeemed	(89,798,707)	(366,267,785)	(568,127)	(2,137,827)
Change in net assets from Premier capital transactions	$(1,349,257)	$(5,036,017)	$4,515	$(343,499)
Reserve
Proceeds from shares issued	$93,458,065	$277,832,557	$40,344,678	$129,071,927
Dividends and distributions reinvested	61	882	2	51
Cost of shares redeemed	(94,081,192)	(279,191,011)	(40,422,866)	(129,523,883)
Change in net assets from Reserve capital transactions	$(623,066)	$(1,357,572)	$(78,186)	$(451,905)
Service (d)
Proceeds from shares issued	$514,089	$1,421,245	$33,072,642	$111,095,138
Dividends and distributions reinvested	51	1	2	— (a)
Cost of shares redeemed	(522,285)	(413,957)	(33,182,118)	(111,510,849)
Change in net assets from Service capital transactions	$(8,145)	$1,007,289	$(109,474)	$(415,711)

Total change in net assets from capital transactions	$(14,299,048)	$(13,332,107)	$(2,190,479)	$(1,417,268)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class B
Issued	924	3,333	2,042	8,122
Reinvested	— (a)	— (a)	1	1
Redeemed	(2,716)	(10,110)	(7,510)	(25,192)
Change in Class B Shares	(1,792)	(6,777)	(5,467)	(17,069)
Class C
Issued	5,784	9,037	104,484	211,333
Reinvested	— (a)	— (a)	19	10
Redeemed	(4,389)	(13,371)	(185,192)	(259,517)
Change in Class C Shares	1,395	(4,334)	(80,689)	(48,174)
Agency
Issued	214,301,046	305,617,923	1,711,931	3,074,934
Reinvested	2,684	23,938	110	832
Redeemed	(213,789,522)	(308,892,343)	(1,620,438)	(3,218,653)
Change in Agency Shares	514,208	(3,250,482)	91,603	(142,887)
Capital
Issued	325,161,252	751,539,175	11,452,246	34,301,756
Reinvested	30,849	165,794	1,834	15,267
Redeemed	(331,170,951)	(747,348,654)	(12,787,609)	(34,316,572)
Change in Capital Shares	(5,978,850)	4,356,315	(1,333,529)	451
Cash Management
Issued	24,780,292	1,447,362	—	—
Reinvested	22	2	—	—
Redeemed	(24,701,805)	(1,395,934)	—	—
Change in Cash Management Shares	78,509	51,430	—	—
Direct (b)
Issued	1,207,371	1,793,147	—	—
Reinvested	—	2	—	—
Redeemed	(1,051,718)	(783,794)	—	—
Change in Direct Shares	155,653	1,009,355	—	—
Eagle (c)
Issued	1,437,577	—	—	—
Reinvested	19	—	—	—
Redeemed	(164,625)	—	—	—
Change in Eagle Shares	1,272,971	—	—	—
E*Trade
Issued	—	—	60,815	265,776
Reinvested	—	—	46	23
Redeemed	—	—	(55,827)	(88,180)
Change in E*Trade Shares	—	—	5,034	177,619

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
SHARE TRANSACTIONS (continued):
Institutional Class
Issued	105,961,532	260,198,617	7,825,394	18,118,946
Reinvested	11,685	56,482	1,384	8,541
Redeemed	(113,726,011)	(266,923,284)	(8,349,443)	(17,736,043)
Change in Institutional Class Shares	(7,752,794)	(6,668,185)	(522,665)	391,444
Investor (d)
Issued	269,210	832,523	1,103,696	1,444,816
Reinvested	29	1	12	251
Redeemed	(307,656)	(218,558)	(1,052,732)	(1,586,815)
Change in Investor Shares	(38,417)	613,966	50,976	(141,748)
Morgan
Issued	147,832,443	573,626,048	861,976	2,059,725
Reinvested	103	3,569	147	2,970
Redeemed	(148,402,009)	(577,676,712)	(1,074,720)	(2,488,484)
Change in Morgan Shares	(569,463)	(4,047,095)	(212,597)	(425,789)
Premier
Issued	88,449,337	361,226,928	572,636	1,793,654
Reinvested	113	4,840	6	674
Redeemed	(89,798,707)	(366,267,785)	(568,127)	(2,137,827)
Change in Premier Shares	(1,349,257)	(5,036,017)	4,515	(343,499)
Reserve
Issued	93,458,065	277,832,557	40,344,678	129,071,927
Reinvested	61	882	2	51
Redeemed	(94,081,192)	(279,191,011)	(40,422,866)	(129,523,883)
Change in Reserve Shares	(623,066)	(1,357,572)	(78,186)	(451,905)
Service (d)
Issued	514,089	1,421,245	33,072,642	111,095,138
Reinvested	51	1	2	— (a)
Redeemed	(522,285)	(413,957)	(33,182,118)	(111,510,849)
Change in Service Shares	(8,145)	1,007,289	(109,474)	(415,711)

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.

(c)	Commencement of offering of class of shares effective May 10, 2010 for Prime Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$—	$—	$161	$249
Dividends and distributions reinvested	—	—	— (a)	—
Cost of shares redeemed	—	—	(400)	(871)
Change in net assets from Class B capital transactions	$—	$—	$(239)	$(622)
Class C
Proceeds from shares issued	$—	$—	$95,296	$61,450
Dividends and distributions reinvested	—	—	5	—
Cost of shares redeemed	—	—	(34,659)	(131,534)
Change in net assets from Class C capital transactions	$—	$—	$60,642	$(70,084)
Agency
Proceeds from shares issued	$150,870,008	$233,555,467	$22,994,863	$45,331,644
Dividends and distributions reinvested	719	13,316	68	757
Cost of shares redeemed	(150,394,188)	(238,290,813)	(23,579,216)	(45,940,801)
Change in net assets from Agency capital transactions	$476,539	$(4,722,030)	$(584,285)	$(608,400)
Capital
Proceeds from shares issued	$141,792,273	$354,912,437	$—	$—
Dividends and distributions reinvested	9,805	78,028	—	—
Cost of shares redeemed	(143,232,288)	(369,503,080)	—	—
Change in net assets from Capital capital transactions	$(1,430,210)	$(14,512,615)	$—	$—
Direct (b)
Proceeds from shares issued	$319,908	$223,275	$1,148,561	$1,684,270
Dividends and distributions reinvested	—	— (a)	—	— (a)
Cost of shares redeemed	(145,779)	(134,678)	(916,462)	(767,554)
Change in net assets from Direct capital transactions	$174,129	$88,597	$232,099	$916,716
Institutional Class
Proceeds from shares issued	$52,982,907	$168,791,783	$20,782,856	$79,491,635
Dividends and distributions reinvested	2,883	29,939	514	5,098
Cost of shares redeemed	(55,468,173)	(173,847,219)	(20,745,661)	(83,547,049)
Change in net assets from Institutional Class capital transactions	$(2,482,383)	$(5,025,497)	$37,709	$(4,050,316)

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS (continued):
Investor (c)
Proceeds from shares issued	$1,497,131	$4,021,274	$603,934	$2,630,050
Dividends and distributions reinvested	317	—	2	1
Cost of shares redeemed	(1,354,629)	(582,790)	(795,627)	(2,894,867)
Change in net assets from Investor capital transactions	$142,819	$3,438,484	$(191,691)	$(264,816)
Morgan
Proceeds from shares issued	$156,621,799	$416,182,797	$72,440,407	$180,532,656
Dividends and distributions reinvested	63	94	13	—
Cost of shares redeemed	(156,777,534)	(418,866,042)	(72,492,045)	(181,199,909)
Change in net assets from Morgan capital transactions	$(155,672)	$(2,683,151)	$(51,625)	$(667,253)
Premier
Proceeds from shares issued	$42,754,189	$110,280,834	$17,313,379	$42,673,439
Dividends and distributions reinvested	83	799	10	8
Cost of shares redeemed	(42,725,066)	(108,507,870)	(17,459,992)	(43,206,322)
Change in net assets from Premier capital transactions	$29,206	$1,773,763	$(146,603)	$(532,875)
Reserve
Proceeds from shares issued	$7,783,815	$24,078,363	$52,993,624	$138,053,968
Dividends and distributions reinvested	1	— (a)	36	—
Cost of shares redeemed	(7,804,181)	(24,194,015)	(53,004,117)	(138,850,964)
Change in net assets from Reserve capital transactions	$(20,365)	$(115,652)	$(10,457)	$(796,996)
Service (c)
Proceeds from shares issued	$5,898,557	$15,011,804	$—	$100
Dividends and distributions reinvested	41	—	— (a)	— (a)
Cost of shares redeemed	(5,898,012)	(15,113,725)	—	— (a)
Change in net assets from Service capital transactions	$586	$(101,921)	$— (a)	$100

Total change in net assets from capital transactions	$(3,265,351)	$(21,860,022)	$(654,450)	$(6,074,546)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class B
Issued	—	—	161	249
Reinvested	—	—	— (a)	—
Redeemed	—	—	(400)	(871)
Change in Class B Shares	—	—	(239)	(622)
Class C
Issued	—	—	95,296	61,450
Reinvested	—	—	5	—
Redeemed	—	—	(34,659)	(131,534)
Change in Class C Shares	—	—	60,642	(70,084)
Agency
Issued	150,870,008	233,555,467	22,994,863	45,331,644
Reinvested	719	13,316	68	757
Redeemed	(150,394,188)	(238,290,813)	(23,579,216)	(45,940,801)
Change in Agency Shares	476,539	(4,722,030)	(584,285)	(608,400)
Capital
Issued	141,792,273	354,912,437	—	—
Reinvested	9,805	78,028	—	—
Redeemed	(143,232,288)	(369,503,080)	—	—
Change in Capital Shares	(1,430,210)	(14,512,615)	—	—
Direct (b)
Issued	319,908	223,275	1,148,561	1,684,270
Reinvested	—	— (a)	—	— (a)
Redeemed	(145,779)	(134,678)	(916,462)	(767,554)
Change in Direct Shares	174,129	88,597	232,099	916,716
Institutional Class
Issued	52,982,907	168,791,783	20,782,856	79,491,635
Reinvested	2,883	29,939	514	5,098
Redeemed	(55,468,173)	(173,847,219)	(20,745,661)	(83,547,049)
Change in Institutional Class Shares	(2,482,383)	(5,025,497)	37,709	(4,050,316)

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
SHARE TRANSACTIONS (continued):
Investor (c)
Issued	1,497,131	4,021,274	603,934	2,630,050
Reinvested	317	—	2	1
Redeemed	(1,354,629)	(582,790)	(795,627)	(2,894,867)
Change in Investor Shares	142,819	3,438,484	(191,691)	(264,816)
Morgan
Issued	156,621,799	416,182,797	72,440,407	180,532,656
Reinvested	63	94	13	—
Redeemed	(156,777,534)	(418,866,042)	(72,492,045)	(181,199,909)
Change in Morgan Shares	(155,672)	(2,683,151)	(51,625)	(667,253)
Premier
Issued	42,754,189	110,280,834	17,313,379	42,673,439
Reinvested	83	799	10	8
Redeemed	(42,725,066)	(108,507,870)	(17,459,992)	(43,206,322)
Change in Premier Shares	29,206	1,773,763	(146,603)	(532,875)
Reserve
Issued	7,783,815	24,078,363	52,993,624	138,053,968
Reinvested	1	— (a)	36	—
Redeemed	(7,804,181)	(24,194,015)	(53,004,117)	(138,850,964)
Change in Reserve Shares	(20,365)	(115,652)	(10,457)	(796,996)
Service (c)
Issued	5,898,557	15,011,804	—	100
Reinvested	41	—	— (a)	— (a)
Redeemed	(5,898,012)	(15,113,725)	—	— (a)
Change in Service Shares	586	(101,921)	— (a)	100

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective July 17, 2009.

(c)	Commencement of offering of class of shares effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Month Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Month Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$1,119,226	$4,683,014	$17,691,386	$30,688,382
Dividends and distributions reinvested	75	993	49	14
Cost of shares redeemed	(1,605,700)	(4,895,765)	(17,442,867)	(31,339,059)
Change in net assets from Agency capital transactions	$(486,399)	$(211,758)	$248,568	$(650,663)
Capital
Proceeds from shares issued	$—	$—	$11,119,647	$16,363,866
Dividends and distributions reinvested	—	—	134	1,896
Cost of shares redeemed	—	—	(9,330,930)	(17,876,463)
Change in net assets from Capital capital transactions	$—	$—	$1,788,851	$(1,510,701)
Institutional Class
Proceeds from shares issued	$12,109,742	$43,898,368	$7,528,742	$16,160,057
Dividends and distributions reinvested	749	9,289	77	597
Cost of shares redeemed	(13,421,581)	(52,976,601)	(6,306,044)	(23,951,892)
Change in net assets from Institutional Class capital transactions	$(1,311,090)	$(9,068,944)	$1,222,775	$(7,791,238)
Morgan
Proceeds from shares issued	$2,588,636	$5,050,009	$36,493,988	$62,915,249
Dividends and distributions reinvested	11	4	38	—
Cost of shares redeemed	(2,609,352)	(5,150,745)	(36,566,160)	(63,705,124)
Change in net assets from Morgan capital transactions	$(20,705)	$(100,732)	$(72,134)	$(789,875)
Premier
Proceeds from shares issued	$816,678	$2,836,367	$43,419,717	$119,799,983
Dividends and distributions reinvested	33	132	29	—
Cost of shares redeemed	(1,001,999)	(3,612,211)	(43,759,485)	(121,454,996)
Change in net assets from Premier capital transactions	$(185,288)	$(775,712)	$(339,739)	$(1,655,013)
Reserve
Proceeds from shares issued	$215,030	$546,386	$106,920	$2,921,228
Dividends and distributions reinvested	5	—	7	—
Cost of shares redeemed	(312,937)	(514,068)	(345,503)	(7,532,258)
Change in net assets from Reserve capital transactions	$(97,902)	$32,318	$(238,576)	$(4,611,030)
Service (b)
Proceeds from shares issued	$—	$—	$—	$100
Dividends and distributions reinvested	—	—	— (a)	—
Change in net assets from Service capital transactions	$—	$—	$— (a)	$100

Total change in net assets from capital transactions	$(2,101,384)	$(10,124,828)	$2,609,745	$(17,008,420)

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Month Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010;	Six Month Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Agency
Issued	1,119,226	4,683,014	17,691,374	30,688,382
Reinvested	75	993	49	14
Redeemed	(1,605,700)	(4,895,765)	(17,442,867)	(31,339,059)
Change in Agency Shares	(486,399)	(211,758)	248,556	(650,663)
Capital
Issued	—	—	11,119,596	16,363,866
Reinvested	—	—	134	1,896
Redeemed	—	—	(9,330,930)	(17,876,463)
Change in Capital Shares	—	—	1,788,800	(1,510,701)
Institutional Class
Issued	12,109,742	43,898,368	7,528,702	16,160,057
Reinvested	749	9,289	77	597
Redeemed	(13,421,581)	(52,976,601)	(6,306,044)	(23,951,892)
Change in Institutional Class Shares	(1,311,090)	(9,068,944)	1,222,735	(7,791,238)
Morgan
Issued	2,588,636	5,050,009	36,493,980	62,915,249
Reinvested	11	4	38	—
Redeemed	(2,609,352)	(5,150,745)	(36,566,160)	(63,705,124)
Change in Morgan Shares	(20,705)	(100,732)	(72,142)	(789,875)
Premier
Issued	816,678	2,836,367	43,419,707	119,799,983
Reinvested	33	132	29	—
Redeemed	(1,001,999)	(3,612,211)	(43,759,485)	(121,454,996)
Change in Premier Shares	(185,288)	(775,712)	(339,749)	(1,655,013)
Reserve
Issued	215,030	546,386	106,920	2,921,228
Reinvested	5	—	7	—
Redeemed	(312,937)	(514,068)	(345,380)	(7,532,258)
Change in Reserve Shares	(97,902)	32,318	(238,453)	(4,611,030)
Service (b)
Issued	—	—	—	100
Reinvested	—	—	— (a)	—
Change in Service Shares	—	—	— (a)	100

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective July 1, 2009 for 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$1,102,794	$3,292,343	$57,369	$488,132
Dividends and distributions reinvested	148	481	19	61
Cost of shares redeemed	(1,222,081)	(3,642,592)	(113,753)	(430,850)
Change in net assets from Agency capital transactions	$(119,139)	$(349,768)	$(56,365)	$57,343
Direct (b)
Proceeds from shares issued	$—	$100	$—	$—
Dividends and distributions reinvested	— (a)	— (a)	—	—
Change in net assets from Direct capital transactions	$— (a)	$100	$—	$—
Eagle (c)
Proceeds from shares issued	$1,181,904	$—	$—	$—
Dividends and distributions reinvested	78	—	—	—
Cost of shares redeemed	(127,422)	—	—	—
Change in net assets from Eagle capital transactions	$1,054,560	$—	$—	$—
E*Trade
Proceeds from shares issued	$—	$—	$269,185	$744,001
Dividends and distributions reinvested	—	—	138	177
Cost of shares redeemed	—	—	(321,704)	(556,869)
Change in net assets from E*Trade capital transactions	$—	$—	$(52,381)	$187,309
Institutional Class
Proceeds from shares issued	$33,628,365	$38,303,795	$1,953,358	$4,333,619
Dividends and distributions reinvested	2,661	9,877	957	2,788
Cost of shares redeemed	(32,818,162)	(40,251,436)	(2,495,038)	(3,222,240)
Change in net assets from Institutional Class capital transactions	$812,864	$(1,937,764)	$(540,723)	$1,114,167
Morgan
Proceeds from shares issued	$22,164,677	$66,420,507	$264,764	$573,073
Dividends and distributions reinvested	49	85	12	470
Cost of shares redeemed	(22,222,659)	(66,802,812)	(300,875)	(652,949)
Change in net assets from Morgan capital transactions	$(57,933)	$(382,220)	$(36,099)	$(79,406)
Premier
Proceeds from shares issued	$5,535,874	$12,742,221	$115,057	$430,721
Dividends and distributions reinvested	34	158	2	128
Cost of shares redeemed	(6,121,643)	(14,777,054)	(151,852)	(342,252)
Change in net assets from Premier capital transactions	$(585,735)	$(2,034,675)	$(36,793)	$88,597
Reserve
Proceeds from shares issued	$15,411,203	$32,576,908	$9,925,624	$24,541,808
Dividends and distributions reinvested	65	19	2	21
Cost of shares redeemed	(15,813,840)	(34,844,387)	(9,932,640)	(24,554,674)
Change in net assets from Reserve capital transactions	$(402,572)	$(2,267,460)	$(7,014)	$(12,845)
Service
Proceeds from shares issued	$—	$—	$3,695,088	$11,161,613
Dividends and distributions reinvested	—	—	12	— (a)
Cost of shares redeemed	—	—	(3,800,085)	(10,836,733)
Change in net assets from Service capital transactions	$—	$—	$(104,985)	$324,880

Total change in net assets from capital transactions	$702,045	$(6,971,787)	$(834,360)	$1,680,045

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Agency
Issued	1,102,794	3,292,343	57,369	488,132
Reinvested	148	481	19	61
Redeemed	(1,222,081)	(3,642,592)	(113,753)	(430,850)
Change in Agency Shares	(119,139)	(349,768)	(56,365)	57,343
Direct (b)
Issued	—	100	—	—
Reinvested	— (a)	— (a)	—	—
Change in Direct Shares	— (a)	100	—	—
Eagle (c)
Issued	1,181,904	—	—	—
Reinvested	78	—	—	—
Redeemed	(127,422)	—	—	—
Change in Eagle Shares	1,054,560	—	—	—
E*Trade
Issued	—	—	269,185	744,001
Reinvested	—	—	138	177
Redeemed	—	—	(321,704)	(556,869)
Change in E*Trade Shares	—	—	(52,381)	187,309
Institutional Class
Issued	33,628,365	38,303,795	1,953,358	4,333,619
Reinvested	2,661	9,877	957	2,788
Redeemed	(32,818,162)	(40,251,436)	(2,495,038)	(3,222,240)
Change in Institutional Class Shares	812,864	(1,937,764)	(540,723)	1,114,167
Morgan
Issued	22,164,677	66,420,507	264,764	573,073
Reinvested	49	85	12	470
Redeemed	(22,222,659)	(66,802,812)	(300,875)	(652,949)
Change in Morgan Shares	(57,933)	(382,220)	(36,099)	(79,406)
Premier
Issued	5,535,874	12,742,221	115,057	430,721
Reinvested	34	158	2	128
Redeemed	(6,121,643)	(14,777,054)	(151,852)	(342,252)
Change in Premier Shares	(585,735)	(2,034,675)	(36,793)	88,597
Reserve
Issued	15,411,203	32,576,908	9,925,624	24,541,808
Reinvested	65	19	2	21
Redeemed	(15,813,840)	(34,844,387)	(9,932,640)	(24,554,674)
Change in Reserve Shares	(402,572)	(2,267,460)	(7,014)	(12,845)
Service
Issued	—	—	3,695,088	11,161,613
Reinvested	—	—	12	— (a)
Redeemed	—	—	(3,800,085)	(10,836,733)
Change in Service Shares	—	—	(104,985)	324,880

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.

(c)	Commencement of offering of class of shares effective May 10, 2010 for Tax Free Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund
Class B
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Class C
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Agency
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00

Capital
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (j) through August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	Includes insurance expense of 0.02%.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Includes insurance expense of 0.01%.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.01%		$5,140	0.32%		0.01%		1.16%
0.00	(e)	6,932	0.59	(f)	0.00	(e)	1.17
1.62		13,709	0.99	(f)	1.52		1.17
4.28	(g)	7,903	0.97		4.18		1.17
4.31		6,161	0.97		4.26		1.18
1.57		5,907	0.97		3.16		1.18
1.52		5,690	1.11		1.58		1.23

0.01		8,119	0.32		0.01		1.16
0.00	(e)	6,723	0.58	(f)	0.00	(e)	1.17
1.62		11,057	0.99	(f)	1.52		1.17
4.28	(g)	5,887	0.97		4.11		1.17
4.31		1,497	0.97		4.33		1.17
1.57		611	0.97		3.21		1.18
1.52		387	1.11		1.54		1.23

0.03		11,855,468	0.26		0.07		0.31
0.26		11,341,161	0.28	(f)	0.27		0.32
2.34		14,591,611	0.27	(i)	2.27		0.32
5.02	(g)	10,640,542	0.26		4.88		0.32
5.05		10,626,102	0.26		4.95		0.33
1.93		9,357,166	0.26		3.84		0.33
2.37		12,406,388	0.26		2.35		0.33

0.07		80,840,615	0.18		0.15		0.21
0.35		86,818,790	0.18	(i)	0.35		0.22
2.44		82,462,192	0.18	(f)	2.30		0.22
5.12	(g)	43,128,647	0.16		4.98		0.22
5.15		38,644,921	0.16		5.06		0.23
1.98		29,137,733	0.16		3.97		0.23
1.55		27,693,602	0.16		2.96		0.23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund (continued)
Cash Management
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Direct
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
July 17, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Eagle
May 10, 2010 (i) through August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00

Investor
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
July 1, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Morgan
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	Includes insurance expense of 0.01%.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Includes insurance expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.01%		$464,022	0.32%		0.01%		0.96%
0.00	(e)	385,509	0.53	(f)	0.00	(e)	0.97
1.63		334,078	0.97	(f)	1.52		0.97
4.28	(g)	323,442	0.96		4.27		0.97
4.32		28,464	0.96		4.19		0.98
1.58		82,930	0.96		3.15		0.98
1.66		97,786	0.96		1.67		0.99

0.02		1,165,018	0.29		0.04		0.31
0.04		1,009,356	0.30		0.04		0.30

0.00	(e)	1,272,981	0.37		0.01		0.71

0.06		31,300,563	0.21		0.11		0.26
0.32		39,053,068	0.22	(f)	0.32		0.27
2.40		45,721,168	0.22	(j)	2.28		0.27
5.08	(g)	28,355,614	0.20		4.95		0.27
5.11		25,408,596	0.20		5.01		0.28
1.96		21,099,369	0.20		3.91		0.28
2.43		21,516,192	0.20		2.36		0.30

0.01		575,555	0.32		0.01		0.51
0.00	(e)	613,967	0.32		0.00	(e)	0.50

0.01		3,322,971	0.32		0.01		0.51
0.10		3,892,404	0.45	(j)	0.13		0.52
2.09		7,939,483	0.52	(j)	2.05		0.52
4.75	(g)	7,199,661	0.51		4.64		0.52
4.79		5,961,657	0.51		4.72		0.53
1.80		3,995,204	0.51		3.61		0.53
2.08		3,771,089	0.55		2.05		0.58

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund (continued)
Premier
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Reserve
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Service
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02%.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	Commencement of offering of class of shares.

(i)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

96   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.01%		$4,503,152	0.31%		0.01%		0.46%
0.13		5,852,367	0.42	(e)	0.14		0.47
2.14		10,888,362	0.47	(e)	2.08		0.47
4.82	(f)	9,105,808	0.45		4.72		0.47
4.85		7,844,932	0.45		4.75		0.48
1.83		7,450,365	0.45		3.65		0.48
2.18		8,577,924	0.15		2.22		0.48

0.01		1,946,463	0.32		0.01		0.71
0.04		2,569,511	0.52	(e)	0.04		0.72
1.89		3,927,075	0.72	(e)	1.74		0.72
4.56	(f)	1,901,561	0.70		4.46		0.72
4.59		461,798	0.70		4.49		0.73
1.71		445,119	0.70		3.45		0.73
1.92		304,259	0.70		1.92		0.73

0.01		999,154	0.32		0.01		1.06
0.00	(i)	1,007,290	0.32		0.00	(i)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund
Class B
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Class C
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Capital
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.03		—	(d)	0.03		(0.03)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

E*Trade
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
January 8, 2009 (k) through February 28, 2009	1.00	—	(d)	—		—	(d)	— (d)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	Includes insurance expense of 0.02%.

(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Includes insurance expense of 0.01%.

(k)	Commencement of offering of class of shares.

(l)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

98   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.01%		$12,246	0.33%		0.01%		1.17%
0.00	(e)	17,713	0.63	(f)	0.00	(e)	1.18
1.71		34,781	0.99	(f)	1.57		1.19
4.29	(g)	19,010	0.98	(h)	4.20		1.18
4.30		18,717	0.97		4.23		1.19
2.01		20,450	0.97		2.97		1.19
1.27		26,999	1.01		1.17		1.44

0.01		339,875	0.33		0.01		1.17
0.00	(e)	420,552	0.59	(f)	0.00	(e)	1.18
1.71		468,725	0.98	(j)	1.74		1.18
4.29	(g)	616,746	0.98	(h)	4.17		1.18
4.29		494,963	0.97		4.20		1.19
2.01		543,064	0.97		3.04		1.19
1.27		347,285	0.97		2.06		1.23

0.04		400,206	0.26		0.09		0.32
0.30		308,594	0.28	(f)	0.31		0.33
2.43		451,480	0.27	(j)	2.42		0.33
5.03	(g)	499,591	0.26		4.86		0.33
5.03		183,392	0.26		4.94		0.34
2.49		206,098	0.26		3.68		0.34
0.96		482,594	0.26		2.68		0.37

0.08		2,620,534	0.18		0.16		0.22
0.40		3,953,966	0.19	(f)	0.39		0.23
2.53		3,953,504	0.18	(f)	2.40		0.23
5.14	(g)	2,441,114	0.16		4.94		0.23
5.14		1,663,573	0.16		5.02		0.24
2.56		1,631,764	0.16		3.73		0.24
0.99		3,102,545	0.16		2.80		0.27

0.03		184,420	0.30		0.05		1.07
0.03		179,380	0.32		0.05		1.06
0.06		1,761	1.03	(l)	0.21		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Institutional Class
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.03		—	(d)	0.03		(0.03)	1.00
February 19, 2005 (h) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Investor
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Morgan
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (h) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (h) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02%.

(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

(i)	Includes insurance expense of 0.01%.

(j)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

100   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.07%		$1,916,088	0.21%		0.13%	0.27%
0.36		2,438,682	0.22	(e)	0.33	0.28
2.49		2,047,234	0.22	(e)	2.36	0.28
5.10	(f)	1,211,750	0.20		5.01	0.28
5.10		1,670,013	0.20		4.96	0.29
2.53		1,882,903	0.20		3.77	0.29
0.98		1,452,881	0.20		2.76	0.32

0.01		623,388	0.34		0.01	0.52
0.12		572,388	0.47	(e)	0.14	0.53
2.17		714,135	0.52	(i)	2.16	0.53
4.77	(f)	745,382	0.51		4.74	0.53
4.77		1,841,427	0.51		4.69	0.54
2.32		1,685,923	0.51		3.44	0.54
1.77		1,962,817	0.52		1.58	0.55

0.01		2,928,801	0.34		0.01	0.62
0.09		3,141,289	0.49	(e)	0.09	0.63
2.09		3,567,073	0.60	(i)	2.05	0.63
4.69	(f)	3,322,087	0.60	(j)	4.57	0.63
4.69		2,783,868	0.59		4.62	0.64
2.26		1,889,908	0.59		3.56	0.64
0.84		253,991	0.59		2.36	0.64

0.01		321,931	0.33		0.01	0.47
0.15		317,407	0.44	(e)	0.16	0.48
2.23		660,906	0.46	(i)	2.27	0.48
4.84	(f)	754,089	0.45		4.68	0.48
4.84		545,911	0.45		4.77	0.49
2.36		316,397	0.45		3.61	0.49
0.89		80,814	0.45		2.52	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Service
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 15, 2005 (k) through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02%.

(f)	Includes insurance expense of 0.01%.

(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Amount rounds to less than 0.01%.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.01%		$302,775	0.33%		0.01%		0.72%
0.05		380,945	0.57	(e)	0.07		0.73
1.98		832,849	0.71	(f)	2.09		0.73
4.57	(g)	1,951,990	0.71	(h)	4.48		0.73
4.58		1,461,304	0.70		4.41		0.74
2.19		2,564,187	0.70		3.25		0.74
1.53		3,569,531	0.75		1.48		0.78

0.01		243,316	0.33		0.01		1.07
0.00	(j)	352,780	0.64	(e)	0.00	(j)	1.08
1.62		768,490	1.07	(e)	1.43		1.09
4.23	(g)	17	1.04		4.14		1.08
4.27		16	1.00		4.19		1.09
1.89		15	1.00		3.00		1.10

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
U.S. Government Money Market Fund
Agency
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)

Capital
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (i)	1.00	0.03		—		0.03		(0.03)	—		(0.03)
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)

Direct
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)
July 17, 2009 (k) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)

Institutional Class
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Investor
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
July 1, 2009 (k) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	An affiliate reimbursed the Fund for losses from an operational error. The effect was less than 0.01%.

(g)	Includes insurance expense of 0.01%.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Includes insurance expense of 0.02%.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$8,532,917	0.25%		0.00	%(e)	0.31%
1.00	0.13	(f)	8,057,013	0.26		0.14		0.31	(f)
1.00	1.81		12,778,607	0.27	(g)	1.60		0.32
1.00	4.82	(h)	5,168,268	0.26		4.65		0.32
1.00	5.00		3,890,478	0.26		4.91		0.33
1.00	2.48		3,516,960	0.24		3.65		0.33
1.00	1.95		4,045,754	0.24		2.55		0.32

1.00	0.04		37,071,390	0.18		0.07		0.21
1.00	0.21	(f)	38,504,450	0.17		0.22		0.21	(f)
1.00	1.92		53,014,849	0.18	(j)	1.58		0.22
1.00	4.92	(h)	15,643,602	0.16		4.64		0.21
1.00	5.10		6,985,294	0.16		4.94		0.23
1.00	2.54		11,330,299	0.14		3.89		0.23
1.00	2.05		4,529,318	0.14		1.94		0.17

1.00	0.01		262,712	0.25		0.00	(e)	0.31
1.00	0.01	(f)	88,599	0.27		0.01		0.30	(f)

1.00	0.03		17,356,321	0.21		0.04		0.26
1.00	0.18	(f)	19,839,937	0.21		0.18		0.26	(f)
1.00	1.88		24,864,451	0.22	(j)	1.56		0.27
1.00	4.88	(h)	7,023,964	0.20		4.58		0.26
1.00	5.06		2,065,993	0.20		4.94		0.28
1.00	2.50		2,314,372	0.20		3.76		0.28
1.00	0.94		2,017,162	0.20		2.66		0.28

1.00	0.01		3,581,087	0.25		0.00	(e)	0.51
1.00	0.00	(f)	3,438,538	0.25		0.00	(e)	0.50	(f)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
U.S. Government Money Market Fund (continued)
Morgan
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
February 19, 2005 (j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Premier
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)

Reserve
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
February 19, 2005 (j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Service
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
July 15, 2005 (j) through February 28, 2006 (i)	1.00	0.02		—		0.02		(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	An affiliate reimbursed the Fund for losses from an operational error. The effect was less than 0.01%.

(g)	Includes insurance expense of 0.01%.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$2,151,582	0.25%		0.00	%(e)	0.61%
1.00	0.01	(f)	2,307,416	0.41		0.01		0.61	(f)
1.00	1.48		4,990,436	0.60	(g)	1.39		0.62
1.00	4.48	(h)	3,356,978	0.59		4.38		0.62
1.00	4.65		3,245,121	0.59		4.58		0.63
1.00	2.24		2,648,298	0.59		3.34		0.63
1.00	0.81		2,445,422	0.59		2.26		0.63

1.00	0.01		5,191,807	0.25		0.00	(e)	0.46
1.00	0.04	(f)	5,162,992	0.35		0.03		0.46	(f)
1.00	1.62		3,389,001	0.46	(g)	1.47		0.47
1.00	4.62	(h)	1,856,533	0.45		4.49		0.47
1.00	4.80		1,624,006	0.45		4.69		0.48
1.00	2.37		1,957,807	0.39		3.56		0.48
1.00	1.79		1,416,600	0.39		1.94		0.44

1.00	0.01		45,055	0.25		0.00	(e)	0.71
1.00	0.00	(e)(f)	65,425	0.43		0.00	(e)	0.71	(f)
1.00	1.37		181,072	0.71	(g)	1.47		0.71
1.00	4.36	(h)	280,327	0.70		4.30		0.72
1.00	4.54		343,592	0.70		4.37		0.73
1.00	2.17		719,836	0.69		3.23		0.73
1.00	0.77		749,475	0.69		2.19		0.73

1.00	0.01		496,154	0.25		0.00	(e)	1.06
1.00	0.00	(f)	495,606	0.39		0.00	(e)	1.06	(f)
1.00	1.04		597,506	1.00	(g)	0.44		1.07
1.00	4.01	(h)	252	1.05		3.00		1.06
1.00	4.23		16	1.00		4.15		1.07
1.00	1.87		15	1.00		2.97		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund
Class B
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Class C
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Agency
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Direct
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)
July 17, 2009 (k) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)

Institutional Class
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	An affiliate reimbursed the Fund for losses incurred from an operational error. The effect was less than 0.01%.

(g)	Includes insurance expense of 0.01%.

(h)	Includes insurance expense of 0.02%.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(j)	The Fund changed its fiscal year end from June 30 to the last day of February.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$953	0.22%		0.00	%(e)	1.16%
1.00	0.00	(f)	1,192	0.28	(g)	0.00	(e)	1.16	(f)
1.00	0.58		1,814	0.69	(h)	0.46		1.17
1.00	3.63	(i)	1,542	0.97		3.60		1.17
1.00	4.22		1,528	0.97		4.15		1.18
1.00	1.90		1,819	0.97		2.82		1.19
1.00	1.25		2,358	0.87		1.18		1.42

1.00	0.00	(e)	152,448	0.22		0.00	(e)	1.16
1.00	0.00	(f)	91,807	0.30	(g)	0.00	(e)	1.17	(f)
1.00	0.58		161,891	0.68	(h)	0.44		1.18
1.00	3.63	(i)	93,532	0.97		3.21		1.17
1.00	4.22		28,026	0.97		4.18		1.18
1.00	1.90		21,148	0.97		2.82		1.19
1.00	1.25		27,589	0.96		1.90		1.21

1.00	0.00	(e)	1,631,968	0.22		0.00	(e)	0.31
1.00	0.05	(f)	2,216,299	0.23	(g)	0.05		0.31	(f)
1.00	1.05		2,824,679	0.28	(h)	0.72		0.33
1.00	4.37	(i)	1,019,655	0.26		4.13		0.32
1.00	4.96		896,961	0.26		4.85		0.33
1.00	2.38		894,875	0.26		3.55		0.34
1.00	0.89		898,116	0.26		2.52		0.32

1.00	0.00	(e)	1,148,800	0.22		0.00	(e)	0.31
1.00	0.00	(e)(f)	916,720	0.18		0.00	(e)	0.30	(f)

1.00	0.01		8,032,203	0.21		0.02		0.26
1.00	0.08	(f)	7,994,678	0.20	(g)	0.09		0.26	(f)
1.00	1.12		12,044,908	0.22	(h)	0.73		0.28
1.00	4.43	(i)	6,073,940	0.20		3.92		0.27
1.00	5.03		1,009,749	0.20		4.87		0.28
1.00	2.42		4,151,409	0.20		3.72		0.29
1.00	0.92		1,705,565	0.20		2.61		0.27

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund (continued)
Investor
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)

Morgan
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Premier
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Reserve
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Service
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)
July 1, 2009 (k) through February 28, 2010	1.00	—		—	(d)	—	(d)	—	—		—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	An affiliate reimbursed the Fund for losses from an operational error. The effect was less than 0.01%.

(g)	Includes insurance expense of 0.01%.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Includes insurance expense of 0.02%.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$669,569	0.22%		0.00	%(e)	0.51%
1.00	0.00	(e)(f)	861,277	0.29	(g)	0.00	(e)	0.52	(f)
1.00	0.84		1,126,084	0.49	(g)	0.84		0.52
1.00	4.11	(h)	1,370,557	0.51		4.11		0.52
1.00	4.70		1,854,344	0.51		4.60		0.53
1.00	2.21		1,987,416	0.51		3.27		0.54
1.00	1.52		2,509,650	0.52		1.56		0.52

1.00	0.00	(e)	929,751	0.22		0.00	(e)	0.61
1.00	0.00	(e)(f)	981,399	0.29	(g)	0.00	(e)	0.61	(f)
1.00	0.79		1,648,642	0.53	(j)	0.75		0.62
1.00	4.02	(h)	1,939,331	0.59		3.95		0.62
1.00	4.62		1,909,921	0.59		4.59		0.63
1.00	2.16		875,609	0.59		3.20		0.64
1.00	0.78		812,795	0.59		2.20		0.62

1.00	0.00	(e)	713,880	0.22		0.00	(e)	0.46
1.00	0.00	(e)(f)	860,500	0.28	(g)	0.00	(e)	0.46	(f)
1.00	0.88		1,393,368	0.45	(j)	0.77		0.47
1.00	4.17	(h)	1,132,622	0.45		4.07		0.47
1.00	4.76		1,424,189	0.45		4.68		0.48
1.00	2.25		1,164,950	0.45		3.36		0.49
1.00	0.83		1,009,503	0.45		2.32		0.47

1.00	0.00	(e)	1,213,137	0.22		0.00	(e)	0.71
1.00	0.00	(f)	1,223,618	0.29	(g)	0.00	(e)	0.71	(f)
1.00	0.72		2,020,603	0.57	(j)	0.54		0.73
1.00	3.91	(h)	1,231,644	0.70		3.85		0.72
1.00	4.50		876,221	0.70		4.36		0.73
1.00	2.08		1,504,955	0.70		3.10		0.74
1.00	1.38		1,737,775	0.74		1.40		0.75

1.00	0.01		100	0.22		0.00	(e)	1.06
1.00	0.00	(f)	100	0.21		0.00	(e)	1.05	(f)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Federal Money Market Fund
Agency
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Institutional Class
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Morgan
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Premier
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Reserve
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (j) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	An affiliate reimbursed the Fund for losses from an operational error. The effect was less than 0.01%.

(g)	Includes insurance expense of 0.02%.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Includes insurance expense of 0.01%.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$884,921	0.23%		0.00	%(e)	0.31%
1.00	0.11	(f)	1,371,397	0.26		0.11		0.31	(f)
1.00	1.76		1,583,121	0.28	(g)	1.50		0.32
1.00	4.77		570,445	0.26		4.47		0.32
1.00	4.96		172,324	0.26		4.82		0.33
1.00	1.89		200,822	0.26		3.74		0.34
1.00	2.27		203,604	0.26		2.17		0.34

1.00	0.02		7,836,085	0.21		0.02		0.26
1.00	0.16	(f)	9,147,745	0.21	(i)	0.18		0.26	(f)
1.00	1.82		18,216,366	0.21	(i)	1.70		0.27
1.00	4.83		13,536,697	0.20		4.64		0.27
1.00	5.02		5,692,265	0.20		4.95		0.28
1.00	1.92		2,266,888	0.20		3.86		0.23
1.00	2.34		1,817,800	0.20		2.36		0.31

1.00	0.01		150,351	0.23		0.00	(e)	0.61
1.00	0.00	(e)(f)	171,067	0.38	(i)	0.00	(e)	0.61	(f)
1.00	1.42		271,793	0.60	(i)	1.42		0.62
1.00	4.42		295,739	0.59		4.29		0.62
1.00	4.61		235,377	0.59		4.53		0.63
1.00	1.72		206,926	0.59		3.44		0.64
1.00	1.88		220,885	0.64		1.85		0.72

1.00	0.01		687,458	0.23		0.00	(e)	0.46
1.00	0.02	(f)	872,798	0.37	(i)	0.03		0.46	(f)
1.00	1.57		1,648,481	0.46	(i)	1.47		0.47
1.00	4.57		1,128,873	0.45		4.41		0.47
1.00	4.76		604,858	0.45		4.62		0.48
1.00	1.79		756,761	0.45		3.52		0.49
1.00	2.08		1,502,964	0.45		2.13		0.49

1.00	0.01		9,351	0.23		0.00	(e)	0.71
1.00	0.00	(f)	107,259	0.38		0.00	(e)	0.71	(f)
1.00	1.32		74,937	0.70	(g)	1.06		0.72
1.00	4.31		28,485	0.70		4.08		0.72
1.00	4.50		1,251	0.70		4.45		0.73
1.00	1.67		760	0.70		3.30		0.74
1.00	1.21		1,093	0.70		2.65		0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund
Agency
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Capital
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (i) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Institutional Class
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Morgan
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	An affiliate reimbursed the Fund for losses from an operational error. The effect was less than 0.01%.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$1,770,525	0.16%	0.00	%(e)	0.31%
1.00	0.00	(e)(f)	1,522,013	0.19	0.00	(e)	0.30	(f)
1.00	1.03		2,172,668	0.25	0.97		0.31
1.00	4.13	(g)	1,306,725	0.26	3.94		0.32
1.00	4.74		556,544	0.26	4.63		0.33
1.00	1.77		1,098,879	0.24	3.56		0.34
1.00	2.10		738,403	0.24	2.09		0.33

1.00	0.00	(e)	7,893,197	0.16	0.00	(e)	0.21
1.00	0.05	(f)	6,104,553	0.14	0.05		0.20	(f)
1.00	1.13		7,615,191	0.16	1.12		0.21
1.00	4.24	(g)	7,761,701	0.16	3.75		0.22
1.00	4.84		1,382,765	0.16	4.72		0.23
1.00	1.82		1,380,249	0.14	3.61		0.24
1.00	1.40		1,670,983	0.14	2.64		0.23

1.00	0.00	(e)	6,197,991	0.16	0.00	(e)	0.26
1.00	0.02	(f)	4,975,391	0.17	0.03		0.25	(f)
1.00	1.09		12,766,575	0.20	1.06		0.26
1.00	4.20	(g)	13,006,895	0.20	3.75		0.27
1.00	4.80		2,784,927	0.20	4.72		0.28
1.00	1.79		1,579,514	0.20	3.59		0.29
1.00	2.14		1,318,264	0.20	2.07		0.30

1.00	0.00	(e)	1,241,041	0.16	0.00	(e)	0.61
1.00	0.00	(f)	1,313,218	0.19	0.00	(e)	0.60	(f)
1.00	0.77		2,103,069	0.53	0.75		0.61
1.00	3.79	(g)	2,359,306	0.59	3.67		0.62
1.00	4.39		1,893,320	0.59	4.29		0.63
1.00	1.59		1,913,521	0.59	3.18		0.64
1.00	1.75		2,032,558	0.59	1.75		0.66

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund (continued)
Premier
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Reserve
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (i) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Service
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
July 1, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	An affiliate reimbursed the Fund for losses from an operational error. The effect was less than 0.01%.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$1,634,558	0.16%	0.00	%(e)	0.46%
1.00	0.00	(f)	1,974,357	0.19	0.00	(e)	0.45	(f)
1.00	0.87		3,629,348	0.41	0.80		0.46
1.00	3.94	(g)	2,352,252	0.45	3.74		0.47
1.00	4.54		1,291,467	0.45	4.45		0.48
1.00	1.69		1,507,936	0.39	3.48		0.49
1.00	1.92		1,010,061	0.41	2.08		0.48

1.00	0.00	(e)	70,773	0.15	0.00	(e)	0.71
1.00	0.00	(f)	309,357	0.22	0.00	(e)	0.70	(f)
1.00	0.68		4,920,380	0.59	0.63		0.71
1.00	3.68	(g)	3,763,803	0.70	3.33		0.72
1.00	4.27		785,951	0.70	4.37		0.72
1.00	1.54		2,663	0.68	3.21		0.74
1.00	1.11		968	0.68	2.37		0.73

1.00	0.01		100	0.16	0.00	(e)	1.06
1.00	0.00	(f)	100	0.16	0.00	(e)	1.05	(f)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Tax Free Money Market Fund
Agency
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (f)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Direct
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
July 17, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)

Eagle
May 10, 2010 (g) through August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Institutional Class
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (f)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Morgan
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (f)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02%.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than 0.01%.

(i)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

118   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.04%	$943,157	0.26%		0.04%		0.31%
1.00	0.16	1,062,442	0.28	(e)	0.17		0.32
1.00	1.64	1,412,071	0.28	(e)	1.57		0.33
1.00	3.30	535,484	0.26		3.21		0.32
1.00	3.31	288,068	0.26		3.26		0.32
1.00	1.31	444,492	0.26		2.63		0.33
1.00	1.77	904,664	0.26		1.74		0.33

1.00	0.03	100	0.29		0.02		0.31
1.00	0.02	100	0.30	(e)	0.04		0.31

1.00	0.02	1,054,490	0.28		0.00	(h)	0.71

1.00	0.07	12,615,950	0.21		0.09		0.26
1.00	0.22	11,805,037	0.23	(e)	0.23		0.28
1.00	1.70	13,741,504	0.22	(e)	1.72		0.27
1.00	3.37	12,493,562	0.20		3.27		0.27
1.00	3.37	8,255,381	0.20		3.32		0.27
1.00	1.34	9,465,973	0.20		2.69		0.28
1.00	1.83	8,973,878	0.20		1.81		0.30

1.00	0.02	480,162	0.30		0.00	(h)	0.61
1.00	0.02	538,168	0.45	(i)	0.03		0.63
1.00	1.30	920,327	0.61	(e)	1.25		0.62
1.00	2.96	758,385	0.59		2.93		0.62
1.00	2.97	570,935	0.59		3.00		0.62
1.00	1.15	465,810	0.59		2.37		0.63
1.00	1.43	557,839	0.59		1.43		0.66

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Tax Free Money Market Fund (continued)
Premier
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Reserve
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
September 1, 2005 through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
February 19, 2005 (i) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	Includes insurance expense of 0.03%.

(g)	Includes insurance expense of 0.02%.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.02%		$2,800,252	0.30%		0.00	%(e)	0.46%
1.00	0.05		3,386,375	0.41	(f)	0.06		0.48
1.00	1.45		5,420,621	0.47	(g)	1.40		0.47
1.00	3.11		4,079,130	0.45		2.96		0.47
1.00	3.10		2,078,846	0.45		3.07		0.47
1.00	1.22		6,120,346	0.45		2.47		0.48
1.00	1.58		4,686,356	0.45		1.57		0.48

1.00	0.02		5,820,319	0.30		0.00	(e)	0.71
1.00	0.00	(e)	6,223,699	0.45	(g)	0.01		0.73
1.00	1.19		8,490,457	0.72	(g)	1.17		0.72
1.00	2.85		7,246,804	0.70		2.75		0.72
1.00	2.86		4,631,440	0.70		2.92		0.72
1.00	1.09		2,829	0.70		2.17		0.73
1.00	0.86		2,423	0.70		1.71		0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Municipal Money Market Fund
Agency
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

E*Trade
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
January 17, 2006 (i) through February 28, 2006	1.00	—	(d)	—		—	(d)	— (d)	—		— (d)

Institutional Class
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Morgan
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
February 19, 2005 (i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.01%.

(f)	Includes insurance expense of 0.02%.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

122   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net assets, end of period (000’s)	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.06%		$73,421	0.26%		0.12%		0.32%
1.00	0.37		129,810	0.27	(e)	0.28		0.33
1.00	1.78		72,466	0.28	(f)	1.69		0.34
1.00	3.33	(g)	19,577	0.26		3.20		0.34
1.00	3.35		16,427	0.26		3.22		0.34
1.00	1.71		45,534	0.26		2.71		0.34
1.00	0.75		17	0.26		2.34		0.32

1.00	0.01		1,504,880	0.37		0.01		1.07
1.00	0.01		1,557,507	0.63	(f)	0.01		1.09
1.00	1.06		1,370,189	0.99	(f)	1.08		1.09
1.00	2.57	(g)	1,603,907	1.00		2.55		1.09
1.00	2.59		1,723,433	1.00		2.60		1.08
1.00	0.25		307,366	1.00		2.11		1.09

1.00	0.09		1,039,057	0.21		0.17		0.27
1.00	0.42		1,580,078	0.22	(e)	0.34		0.28
1.00	1.84		465,898	0.22	(f)	1.83		0.29
1.00	3.39	(g)	647,885	0.20		3.37		0.29
1.00	3.41		236,421	0.20		3.36		0.28
1.00	1.75		249,762	0.20		2.71		0.29
1.00	0.77		84,755	0.20		2.27		0.28

1.00	0.00	(j)	315,049	0.38		0.00	(j)	0.62
1.00	0.11		351,200	0.54	(f)	0.12		0.64
1.00	1.45		430,604	0.61	(f)	1.41		0.64
1.00	2.99	(g)	313,132	0.59		2.94		0.64
1.00	3.01		315,046	0.59		2.97		0.63
1.00	1.49		248,123	0.59		2.33		0.64
1.00	0.63		36,495	0.59		1.79		0.63

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   123

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Municipal Money Market Fund (continued)
Premier
Six Months Ended August 31, 2010 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Reserve
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (i)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Service
Six Months Ended August 31, 2010 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)	—	(d)	(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 15, 2005 (k) through February 28, 2006	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 0.01%.

(f)	Includes insurance expense of 0.01%.

(g)	Includes insurance expense of 0.02%.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Includes insurance expense of 0.03%.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net assets, end of period (000’s)	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$128,762	0.38%		0.00	%(e)	0.47%
1.00	0.20		165,573	0.44	(f)	0.14		0.48
1.00	1.59		76,975	0.47	(g)	1.60		0.49
1.00	3.13	(h)	126,250	0.45		3.25		0.49
1.00	3.16		1,037,219	0.45		3.11		0.48
1.00	1.58		906,870	0.45		2.36		0.48
1.00	1.42		827,335	0.45		1.39		0.51

1.00	0.00	(e)	118,078	0.38		0.00	(e)	0.72
1.00	0.06		125,114	0.59	(g)	0.06		0.74
1.00	1.34		137,957	0.71	(f)	1.36		0.74
1.00	2.87	(h)	225,916	0.70		2.85		0.74
1.00	2.90		113,653	0.70		2.85		0.73
1.00	1.41		173,362	0.70		2.09		0.73
1.00	1.16		373,788	0.70		1.13		0.76

1.00	0.00	(e)	308,965	0.38		0.00	(e)	1.07
1.00	0.00	(e)	414,008	0.49	(f)	0.00	(e)	1.07
1.00	1.01		89,126	1.03	(j)	0.78		1.10
1.00	2.53	(h)	16	1.04		2.49		1.09
1.00	2.59		15	1.00		2.55		1.09
1.00	1.16		15	1.00		1.85		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Prime Money Market Fund	Class B, Class C, Agency, Capital, Cash Management, Direct, Eagle, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM I	Diversified
Liquid Assets Money Market Fund	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Government Money Market Fund	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Treasury Plus Money Market Fund	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
Federal Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified
Tax Free Money Market Fund	Agency, Direct, Eagle, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
Municipal Money Market Fund	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service	JPM II	Diversified

Eagle Shares commenced operations on May 10, 2010, for Prime Money Market Fund and Tax Free Money Market Fund.

Direct Shares commenced operations on July 17, 2009, for Prime Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Tax Free Money Market Fund.

Investor Shares commenced operations on July 1, 2009, for Prime Money Market Fund and U.S. Government Money Market Fund.

Service Shares commenced operations on July 1, 2009, for Prime Money Market Fund, U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund.

All share classes of the 100% U.S. Treasury Securities Money Market Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements.

Effective November 1, 2009, Class B Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Morgan Shares.

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Agency, Capital, Cash Management, Direct, Eagle, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

126   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2010, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Prime Money Market Fund #
Total Investments in Securities	$—	$139,425,163	$—	$139,425,163
Liquid Assets Money Market Fund #
Total Investments in Securities	$—	$9,990,761	$—	$9,990,761
U.S. Government Money Market Fund #
Total Investments in Securities	$—	$74,683,142	$—	$74,683,142
U.S. Treasury Plus Money Market Fund #
Total Investments in Securities	$—	$14,483,512	$—	$14,483,512
Federal Money Market Fund #
Total Investments in Securities	$—	$10,634,841	$—	$10,634,841
100% U.S. Treasury Securities Money Market Fund #
Total Investments in Securities	$—	$19,801,154	$—	$19,801,154
Tax Free Money Market Fund #
Total Investments in Securities	$—	$23,702,571	$—	$23,702,571
Municipal Money Market Fund #
Total Investments in Securities	$—	$3,485,566	$—	$3,485,566

#	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOIs”). Please refer to the SOIs for specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the six months ended August 31, 2010.

B.  Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2010 (amounts in thousands):

	Value	Percentage
Tax Free Money Market Fund	$29,460	0.1%
Municipal Money Market Fund	83,125	2.4

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2010, the annualized effective rate was 0.07% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class B, Class C, Cash Management, Eagle, E*Trade, Morgan, Reserve, and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class B	Class C	Cash Management	Eagle	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	0.75%	0.50%	0.25%	n/a	n/a	0.25%	0.60%
Liquid Assets Money Market Fund	0.75	0.75	n/a	n/a	0.60%	0.10%	0.25	0.60
U.S. Government Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	0.60
U.S. Treasury Plus Money Market Fund	0.75	0.75	n/a	n/a	n/a	0.10	0.25	0.60
Federal Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	0.60
Tax Free Money Market Fund	n/a	n/a	n/a	0.25	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	n/a	n/a	n/a	0.60	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

128   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the six months ended August 31, 2010, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$13
Liquid Assets Money Market Fund	43
U.S. Treasury Plus Money Market Fund	2

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle
Prime Money Market Fund	0.25%	0.25%	0.15%	0.05%	0.30%	0.15%	0.30%
Liquid Assets Money Market Fund	0.25	0.25	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.15	0.05	n/a	0.15	n/a
U.S. Treasury Plus Money Market Fund	0.25	0.25	0.15	n/a	n/a	0.15	n/a
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.15	0.30
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	0.35%	0.35%	0.30%	0.30%	0.30%
Liquid Assets Money Market Fund	0.30%	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Government Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	0.30
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle
Prime Money Market Fund	0.97%	0.97%	0.26%	0.18%	0.96%	0.30%	0.70%
Liquid Assets Money Market Fund	0.97	0.97	0.26	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.26	0.18	n/a	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.97	0.97	0.26	n/a	n/a	0.30	n/a
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	0.30	0.70
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.21%	0.51%	0.52%	0.45%	0.70%	1.05%
Liquid Assets Money Market Fund	1.00%	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Government Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Treasury Plus Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
Federal Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	1.05
Tax Free Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	0.21	n/a	0.59	0.45	0.70	1.05

The contractual expense limitation agreements were in effect for the six months ended August 31, 2010. The expense limitation percentages in the table above are in place until at least June 30, 2011. In addition the Funds’ service providers have voluntarily waived fees during the six months ended August 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended August 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Prime Money Market Fund	$52	$22,022	$22,074
Liquid Assets Money Market Fund	1	2,296	2,297
U.S. Government Money Market Fund	41	11,157	11,198
U.S. Treasury Plus Money Market Fund	26	2,885	2,911
Federal Money Market Fund	2	2,445	2,447
100% U.S. Treasury Securities Money Market Fund	533	3,001	3,534
Tax Free Money Market Fund	8	3,675	3,683
Municipal Money Market Fund	—	1,070	1,070

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$10,206	$7,428	$17,634
Liquid Assets Money Market Fund	3,434	4,544	7,978
U.S. Government Money Market Fund	13,059	2,526	15,585
U.S. Treasury Plus Money Market Fund	5,450	2,358	7,808
Federal Money Market Fund	1,258	154	1,412
100% U.S. Treasury Securities Money Market Fund	7,786	928	8,714
Tax Free Money Market Fund	7,292	7,970	15,262
Municipal Money Market Fund	677	6,074	6,751

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

For the six months ended August 31, 2010, the Funds did not invest in any money market funds.

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

130   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

The Funds may use related party broker/dealers. For the six months ended August 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the six months ended August 31, 2010 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Class B	$22	$7
Class C	29	10
Agency	—	8,362
Capital	—	19,760
Cash Management	1,119	672
Direct	—	668
Eagle	485	582
Institutional Class	—	17,279
Investor	—	1,015
Morgan	—	6,079
Premier	—	8,133
Reserve	2,749	3,299
Service	3,034	1,517
	$7,438	$67,383
Liquid Assets Money Market Fund
Class B	$55	$18
Class C	1,426	475
Agency	—	222
Capital	—	626
E*Trade	556	278
Institutional Class	—	1,142
Investor	—	1,020
Morgan	1,500	5,250
Premier	—	422
Reserve	422	507
Service	832	416
	$4,791	$10,376
U.S. Government Money Market Fund
Agency	$—	$6,037
Capital	—	9,100
Direct	—	156
Institutional Class	—	7,976
Investor	—	6,042
Morgan	1,041	3,643
Premier	—	7,464
Reserve	74	89
Service	1,443	722
	$2,558	$41,229

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

	Distribution		Shareholder Servicing
U.S. Treasury Plus Money Market Fund
Class B	$4		$1
Class C	420		140
Agency	—		1,506
Direct	—		736
Institutional Class	—		4,068
Investor	—		1,253
Morgan	487		1,704
Premier	—		1,166
Reserve	1,474		1,768
Service	—	(a)	—	(a)
	$2,385		$12,342

Federal Money Market Fund
Agency	$—		$821
Institutional Class	—		4,232
Morgan	79		275
Premier	—		1,158
Reserve	79		94
	$158		$6,580
100% U.S. Treasury Securities Money Market Fund
Agency	$—		$1,356
Capital	—		1,687
Institutional Class	—		2,801
Morgan	685		2,398
Premier	—		2,697
Reserve	243		291
Service	—	(a)	—	(a)
	$928		$11,230
Tax Free Money Market Fund
Agency	$—		$804
Direct	—		—	(a)
Eagle	394		472
Institutional Class	—		6,349
Morgan	252		883
Premier	—		4,413
Reserve	7,331		8,797
	$7,977		$21,718
Municipal Money Market Fund
Agency	$—		$85
E*Trade	4,681		2,341
Institutional Class	—		789
Morgan	163		571
Premier	—		184
Reserve	171		205
Service	1,062		531
	$6,077		$4,706

(a)	Amount rounds to less than $1,000.

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption

132   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

As of August 31, 2010, the Liquid Assets Money Market Fund had no outstanding loans to another fund. Average loans for the six months ended August 31, 2010, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$11,814	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest earned, if any, as a result of lending money to another fund as of August 31, 2010 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2010, or at any time during the six months then ended.

Interest expense, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor has investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ outstanding shares for Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund.

Additionally, Liquid Assets Money Market Fund and Municipal Money Market Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans. Prime Money Market Fund and Liquid Asset Money Market Fund invest a substantial portion of their assets in debt obligations issued by banks.

7. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds,

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which was distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

JPM II, any series thereof, the JPMorgan Prime Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

134   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2010, and continued to hold your shares at the end of the reporting period, August 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid During March 1, 2010 to August 31, 2010	Annualized Expense Ratio
Prime Money Market Fund
Class B
Actual*	$1,000.00	$1,000.10	$1.61	0.32%
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Class C
Actual*	1,000.00	1,000.10	1.61	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Agency
Actual*	1,000.00	1,000.30	1.31	0.26
Hypothetical*	1,000.00	1,023.89	1.33	0.26
Capital
Actual*	1,000.00	1,000.70	0.91	0.18
Hypothetical*	1,000.00	1,024.30	0.92	0.18
Cash Management
Actual*	1,000.00	1,000.10	1.61	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Direct
Actual*	1,000.00	1,000.20	1.46	0.29
Hypothetical*	1,000.00	1,023.74	1.48	0.29
Eagle
Actual**	1,000.00	1,000.00	1.16	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
Institutional Class
Actual*	1,000.00	1,000.60	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   135

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid During March 1, 2010 to August 31, 2010	Annualized Expense Ratio
Prime Money Market Fund (continued)
Investor
Actual*	$1,000.00	$1,000.10	$1.61	0.32%
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Morgan
Actual*	1,000.00	1,000.10	1.61	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Premier
Actual*	1,000.00	1,000.10	1.56	0.31
Hypothetical*	1,000.00	1,023.64	1.58	0.31
Reserve
Actual*	1,000.00	1,000.10	1.61	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32
Service
Actual*	1,000.00	1,000.10	1.61	0.32
Hypothetical*	1,000.00	1,023.59	1.63	0.32

Liquid Assets Money Market Fund
Class B
Actual*	1,000.00	1,000.10	1.66	0.33
Hypothetical*	1,000.00	1,023.54	1.68	0.33
Class C
Actual*	1,000.00	1,000.10	1.66	0.33
Hypothetical*	1,000.00	1,023.54	1.68	0.33
Agency
Actual*	1,000.00	1,000.40	1.31	0.26
Hypothetical*	1,000.00	1,023.89	1.33	0.26
Capital
Actual*	1,000.00	1,000.80	0.91	0.18
Hypothetical*	1,000.00	1,024.30	0.92	0.18
E*Trade
Actual*	1,000.00	1,000.30	1.51	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Institutional Class
Actual*	1,000.00	1,000.70	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Investor
Actual*	1,000.00	1,000.10	1.71	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34
Morgan
Actual*	1,000.00	1,000.10	1.71	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34
Premier
Actual*	1,000.00	1,000.10	1.66	0.33
Hypothetical*	1,000.00	1,023.54	1.68	0.33
Reserve
Actual*	1,000.00	1,000.10	1.66	0.33
Hypothetical*	1,000.00	1,023.54	1.68	0.33
Service
Actual*	1,000.00	1,000.10	1.66	0.33
Hypothetical*	1,000.00	1,023.54	1.68	0.33

136   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Beginning Account Value March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid During March 1, 2010 to August 31, 2010	Annualized Expense Ratio
U.S. Government Money Market Fund
Agency
Actual*	$1,000.00	$1,000.10	$1.26	0.25%
Hypothetical*	1,000.00	1,023.95	1.28	0.25
Capital
Actual*	1,000.00	1,000.40	0.91	0.18
Hypothetical*	1,000.00	1,024.30	0.92	0.18
Direct
Actual*	1,000.00	1,000.10	1.26	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25
Institutional Class
Actual*	1,000.00	1,000.30	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Investor
Actual*	1,000.00	1,000.10	1.26	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25
Morgan
Actual*	1,000.00	1,000.10	1.26	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25
Premier
Actual*	1,000.00	1,000.10	1.26	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25
Reserve
Actual*	1,000.00	1,000.10	1.26	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25
Service
Actual*	1,000.00	1,000.10	1.26	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

U.S. Treasury Plus Money Market Fund
Class B
Actual*	1,000.00	1,000.00	1.11	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22
Class C
Actual*	1,000.00	1,000.00	1.11	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22
Agency
Actual*	1,000.00	1,000.00	1.11	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22
Direct
Actual*	1,000.00	1,000.00	1.11	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22
Institutional Class
Actual*	1,000.00	1,000.10	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Investor
Actual*	1,000.00	1,000.00	1.11	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22
Morgan
Actual*	1,000.00	1,000.00	1.11	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   137

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid During March 1, 2010 to August 31, 2010	Annualized Expense Ratio
U.S. Treasury Plus Money Market Fund (continued)
Premier
Actual*	$1,000.00	$1,000.00	$1.11	0.22%
Hypothetical*	1,000.00	1,024.10	1.12	0.22
Reserve
Actual*	1,000.00	1,000.00	1.11	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22
Service
Actual*	1,000.00	1,000.10	1.11	0.22
Hypothetical*	1,000.00	1,024.10	1.12	0.22

Federal Money Market Fund
Agency
Actual*	1,000.00	1,000.10	1.16	0.23
Hypothetical*	1,000.00	1,024.05	1.17	0.23
Institutional Class
Actual*	1,000.00	1,000.20	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Morgan
Actual*	1,000.00	1,000.10	1.16	0.23
Hypothetical*	1,000.00	1,024.05	1.17	0.23
Premier
Actual*	1,000.00	1,000.10	1.16	0.23
Hypothetical*	1,000.00	1,024.05	1.17	0.23
Reserve
Actual*	1,000.00	1,000.10	1.16	0.23
Hypothetical*	1,000.00	1,024.05	1.17	0.23

100% U.S. Treasury Securities Money Market Fund
Agency
Actual*	1,000.00	1,000.00	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Capital
Actual*	1,000.00	1,000.00	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Institutional Class
Actual*	1,000.00	1,000.00	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Morgan
Actual*	1,000.00	1,000.00	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Premier
Actual*	1,000.00	1,000.00	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Reserve
Actual*	1,000.00	1,000.00	0.76	0.15
Hypothetical*	1,000.00	1,024.45	0.77	0.15
Service
Actual*	1,000.00	1,000.10	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16

138   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

	Beginning Account Value March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid During March 1, 2010 to August 31, 2010	Annualized Expense Ratio
Tax Free Money Market Fund
Agency
Actual*	$1,000.00	$1,000.40	$1.31	0.26%
Hypothetical*	1,000.00	1,023.89	1.33	0.26
Direct
Actual*	1,000.00	1,000.30	1.46	0.29
Hypothetical*	1,000.00	1,023.74	1.48	0.29
Eagle
Actual**	1,000.00	1,000.20	0.87	0.28
Hypothetical*	1,000.00	1,023.79	1.43	0.28
Institutional Class
Actual*	1,000.00	1,000.70	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Morgan
Actual*	1,000.00	1,000.20	1.51	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Premier
Actual*	1,000.00	1,000.20	1.51	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Reserve
Actual*	1,000.00	1,000.20	1.51	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30

Municipal Money Market Fund
Agency
Actual*	1,000.00	1,000.60	1.31	0.26
Hypothetical*	1,000.00	1,023.89	1.33	0.26
E*Trade
Actual*	1,000.00	1,000.10	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
Institutional Class
Actual*	1,000.00	1,000.90	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Morgan
Actual*	1,000.00	1,000.00	1.92	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38
Premier
Actual*	1,000.00	1,000.00	1.92	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38
Reserve
Actual*	1,000.00	1,000.00	1.92	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38
Service
Actual*	1,000.00	1,000.00	1.92	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 114/365 (to reflect the actual period). Eagle Shares commenced operations on May 10, 2010.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   139

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to certain Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, who became the investment adviser for these Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and

140   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Federal Money Market Fund and Tax Free Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   141

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis that was done by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

With respect to the Funds, the Trustees considered the Lipper performance data and other information provided by the Advisor for each of the Funds. The Trustees noted the generally strong performance of the Funds and recognized that instances of lower performance were directly related to class specific fees and expenses and/or the Advisor’s investment approach during the market events over the past year. The Trustees concluded that such performance for each Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s net advisory fee for both Institutional and Morgan Class shares was in the second quintile, and that the actual total expenses for both Institutional and Morgan Class shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s net advisory fee for the Institutional, Morgan and Service Class shares was in the second quintile. The Trustees also noted that the actual total expenses were in the first quintile for the Institutional and Morgan Class shares, and in the fifth quintile for the Service shares, of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Government Money Market Fund’s net advisory fee for the Institutional, Morgan and Service Class shares was in the second quintile and that the actual total expenses were in the first, third and fifth quintiles for the Institutional, Morgan, and Service Class Shares of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s net advisory fee for both Institutional and Morgan Class shares was in the second quintile and that the actual total expenses were in the first and fourth quintiles for the Institutional and Morgan Class shares of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Federal Money Market Fund’s net advisory fee for both Institutional and Morgan Class shares was

142   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2010

in the second quintile and that the actual total expenses were in the first and third quintiles for the Institutional and Morgan Class shares of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s net advisory fee was in the second and first quintiles for the Institutional and Morgan Class shares, respectively, and that the actual total expenses for the Institutional and Morgan Class shares were in the first and fourth quintiles of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Free Money Market Fund’s net advisory fee for both Institutional and Morgan Class shares was in the second quintile and that the actual total expenses for the Institutional and Morgan Class shares were in the first and second quintiles of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Municipal Money Market Fund’s net advisory fee for the Institutional, Morgan and Service Class shares was in the second quintile and that the actual total expenses for Institutional, Morgan, and Service Class shares were in the first, second, and fifth quintiles of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

AUGUST 31, 2010        J.P. MORGAN MONEY MARKET FUNDS   143

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. August 2010.	SAN-MMKT-810

Semi-Annual Report

J.P. Morgan Income Funds

August 31, 2010 (Unaudited)

JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Fund
JPMorgan Limited Duration Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Duration Bond Fund
JPMorgan Short Term Bond Fund II
JPMorgan Treasury & Agency Fund

CONTENTS

CEO’s Letter	1
Market Overview	2
Fund Commentaries:
JPMorgan Core Bond Fund	3
JPMorgan Core Plus Bond Fund	5
JPMorgan Government Bond Fund	7
JPMorgan High Yield Fund	9
JPMorgan Limited Duration Bond Fund	11
JPMorgan Mortgage-Backed Securities Fund	13
JPMorgan Short Duration Bond Fund	15
JPMorgan Short Term Bond Fund II	17
JPMorgan Treasury & Agency Fund	19
Schedules of Portfolio Investments	21
Financial Statements	184
Financial Highlights	208
Notes to Financial Statements	226
Schedule of Shareholder Expenses	249
Board Approval of Investment Advisory Agreements	253

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER
SEPTEMBER 17, 2010 (Unaudited)

Dear Shareholder:

Earlier this year, investors embraced signs that Wall Street finally seemed to be on the mend. The economy appeared to be recovering, with improvements in housing starts, industrial production, and productivity growth all suggesting that the economy was coming out of recession.

“The economy appeared to be recovering, with improvements in housing starts, industrial production, and productivity growth all suggesting that the economy was coming out of recession.”

These positive developments helped the U.S. stock market maintain the strong momentum it had enjoyed since March 2009. But in April 2010, investors received a painful reminder of just how sensitive the markets continue to be to the health of the economy. A wave of discouraging U.S. economic data, compounded by the global economic crisis and a rapidly accelerating Chinese economy, cast doubt on the recovery, resulting in heightened volatility and a major market correction.

Today, the market continues to be sensitive to signs of soft economic growth, including ongoing consumer deleveraging, a still-troubled global financial system, and a weak housing market. However, we are encouraged by the recent release of positive economic data, including rising corporate profits, which are now within striking distance of their all-time high set in 2007.

Investors’ aversion to risk drive yields to record lows

A combination of near-zero official policy rates, central bank bond purchases, investor aversion to risk, and concerns over economic recovery have driven U.S. Treasury yields to historic lows. The yield on 30-year U.S. Treasury bond yields dropped from 4.6% to 3.5%, the benchmark 10-year U.S. Treasury bond yields declined from 3.6% to 2.5%, and the two-year U.S. Treasury note dipped from 0.8% to 0.5% as of the six-month reporting period ending August 31st, 2010.

Equities start strong, but end on a discouraging note

While U.S. equity indices started the reporting period strong, slow U.S. domestic growth and deflation fears began to draw investors away from equities in April, as many rotated into the safety of U.S. Treasuries and gold. By August, equity investors had clearly taken a summer vacation, and stocks limped to their worst August since 2001. The Standard & Poor’s 500 Index closed at 1,049 on August 31st, 2010, posting a decline of 4.0% from February 26th, 2010.

An important perspective on recovery

Recently, when testifying to Congress about the state of the economy, Federal Reserve Chairman Ben Bernanke described the outlook as being “unusually uncertain.” I suspect most investors would agree with this outlook. Depending on whether you choose to look at the lackluster economy, the sharp revival in corporate profits, or the volatile markets, you can paint three very different pictures of the investment environment.

Regardless of how you view the environment however, we believe it’s important to refrain from making emotional investment decisions based on what may have happened over the past decade, or what you think may lie ahead. Certainly, timing any reacceleration in economic growth can be very difficult, as the economy remains vulnerable to a number of risks that could lead to a relapse. Thus, as the economy slowly moves through the difficult waters of recovery, we believe investors should take a balanced approach to investing, and try to remain as broadly diversified as possible.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
CEO-Investment Management Americas
J.P. Morgan Asset Management

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   1

J.P. Morgan Income Funds

MARKET OVERVIEW
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

Strong corporate earnings buoyed investor sentiment early in the reporting period, as investors’ appetite for risk continued to recover following the March 2009 market bottom. Credit spreads initially narrowed but finished the reporting period modestly wider as risk aversion returned to the market in late April 2010 amid the threat of systemic fallout from Europe’s debt crisis (generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries). Additionally, concerns about slowing growth in China and disappointing U.S. economic data led many investors to question the strength and sustainability of the recovery. As a result, investors sought haven in U.S. Treasuries, sending their prices higher and yields sharply lower, with the yield for the 10-Year U.S. Treasury note falling below 3.00% for the first time since April 2009. The U.S. Federal Reserve announced that it would reinvest the principal payments on its mortgage holdings into U.S. Treasury securities, which also helped support the rally in U.S. Treasury prices. Meanwhile, investors lowered their expectations for inflation, with the difference between the yields of nominal U.S. Treasuries and TIPS declining. High yield bonds (also known as “junk bonds”), held up well during the reporting period, as investors were encouraged by strong corporate balance sheets and declining default rates, as well as the market’s relatively high yield and return potential.

Mortgage spreads widened only modestly during the reporting period despite concerns that the U.S. government would implement programs that encourage borrowers to refinance their mortgages (mortgage refinancing can hurt bondholders by returning the money they invested more quickly than anticipated). The mortgage-backed securities market was supported by lower interest-rate volatility. Interest-rate volatility harms mortgage-bond prices because it makes it more likely mortgage rates will fall or rise significantly, pushing refinancing and other sources of prepayments on the underlying loans either much higher or lower than expected. Meanwhile, the supply/demand backdrop continued to be favorable in the non-agency mortgage-backed security market, outweighing concerns about the fundamentals of the housing market. Supply for non-agency mortgage-backed securities continued to decline, while demand was strong due to the sector’s high yield relative to other areas of the fixed income market. This favorable environment helped support the non-agency mortgage market.

2   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan Core Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.76%
Barclays Capital U.S. Aggregate Index	5.81%

Net Assets as of 8/31/2010 (In Thousands)	$17,977,447
Duration	3.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s primary strategy continued to be security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. Among these securities, the Fund’s underweight in commercial mortgage-backed securities hurt relative performance. The Fund’s non-agency residential mortgage securities, which are not represented in the Barclays Capital U.S. Aggregate Index (“Benchmark”), contributed to relative performance.

HOW DID THE FUND’S DURATION IMPACT PERFORMANCE?

Duration is a weighted measure of the length of time (stated in years) that a bond will pay out and is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/drop in price as interest rates go down/up versus bonds with longer duration. The Fund had a shorter duration than the Benchmark during the reporting period, which hurt its relative performance as interest rates declined.

HOW DID THE FUND’S YIELD CURVE POSITIONING IMPACT PERFORMANCE?

The yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time. The Fund’s underweight of the 20 to 30 year portion of the yield curve and its overweight of the 7 to 10 portion of the yield curve contributed to relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund was overweight the intermediate part of the yield curve as the Fund’s portfolio managers believed that these U.S. Treasuries had the most attractive risk/reward profile. The Fund’s portfolio managers also found attractive investment opportunities, in their view, among collateralized-mortgage obligations. Meanwhile, although the Fund’s portfolio managers identified what they believed were select pockets of value among commercial mortgage-backed securities, they remained underweight the sector, believing that higher vacancies, continued credit deterioration and increased defaults diminish the outlook for favorable longer-term investments within the sector.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	36.7%
U.S. Treasury Obligations	28.6
Corporate Bonds	12.4
Mortgage Pass-Through Securities	10.5
Asset-Backed Securities	2.4
U.S. Government Agency Securities	1.6
Commercial Mortgage-Backed Securities	1.2
Foreign Government Securities	0.2
Others (each less than 1.0%)	0.1
Short-Term Investments	6.3

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2010. The Fund’s composition is subject to change.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   3

JPMorgan Core Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		5.66%	9.25%	6.17%	6.54%
With Sales Charge**		1.68	5.18	5.37	6.14
CLASS B SHARES	8/26/96
Without CDSC		5.32	8.53	5.48	6.00
With CDSC***		0.32	3.53	5.15	6.00
CLASS C SHARES	3/22/99
Without CDSC		5.30	8.52	5.48	5.85
With CDSC****		4.30	7.52	5.48	5.85
CLASS R2 SHARES	11/3/08	5.45	8.90	5.89	6.29
CLASS R5 SHARES	5/15/06	5.83	9.59	6.45	6.81
SELECT CLASS SHARES	6/1/91	5.76	9.42	6.33	6.75
ULTRA SHARES	2/22/05	5.86	9.63	6.54	6.87

*	Not annualized.

**	Sales Charge for Class A Shares is 3.75%.

***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2, Class R5 and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class R2 Shares have been adjusted to reflect the differences in expenses and sales charges between classes. Class R5, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan Core Plus Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.50%
Barclays Capital U.S. Aggregate Index	5.81%

Net Assets as of 8/31/2010 (In Thousands)	$1,868,826
Duration	4.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s primary strategy continued to be security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund’s non-agency residential mortgage securities, which are not represented in the Barclays Capital U.S. Aggregate Index (the “Benchmark”), contributed to relative performance. On the negative side, the Fund’s underweight in commercial mortgage-backed securities hurt relative performance.

The Fund also invested a percentage of its assets in high yield bonds (also known as “junk bonds”) and emerging markets debt securities. While the Fund’s high yield bonds posted strong absolute returns, they underperformed the high yield market due to the Fund’s underweight of the BB-rated segment of the high yield market. The BB segment had higher interest rate sensitivity and outperformed other areas of the high yield market as interest rates came down during the reporting period. The Fund’s emerging market debt securities contributed to relative performance as strong inflows helped provide support to the emerging market debt asset class.

HOW WAS THE FUND POSITIONED?

The Fund was overweight the intermediate part of the yield curve as the Fund’s portfolio managers believed that these U.S. Treasuries had the most attractive risk/reward profile. The Fund’s portfolio managers also found attractive investment opportunities, in their view, among collateralized-mortgage obligations. Meanwhile, although the Fund’s portfolio managers identified what they believed were select pockets of value among commercial mortgage-backed securities, the Fund was underweight the sector. The Fund’s portfolio managers believed that higher vacancies, continued credit deterioration and increased defaults diminished the long-term attractiveness of the sector.

Among emerging market debt securities, the Fund’s portfolio managers found attractive investment opportunities among Latin American countries, preferring U.S. dollar paying securities, government-sponsored securities and government debt. Meanwhile, although the Fund’s high yield portion was underweight the BB-rated segment, the Fund’s portfolio managers invested selectively among issuances from BB-rated issuers, as they believed that investors’ uncertainty surrounding the sustainability of the economic recovery created attractive entry points into this segment. In the BB segment, the Fund’s portfolio managers preferred companies with sound fundamentals that they believed had the potential to be upgraded.

PORTFOLIO COMPOSITION***

Corporate Bonds	34.4%
Collateralized Mortgage Obligations	20.5
U.S. Treasury Obligations	18.1
Mortgage Pass-Through Securities	3.9
Loan Participations & Assignments	3.1
Asset-Backed Securities	2.3
Commercial Mortgage-Backed Securities	2.2
Foreign Government Securities	1.7
Others (each less than 1.0%)	1.9
Short-Term Investment	11.9

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2010. The Fund’s composition is subject to change.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   5

JPMorgan Core Plus Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		6.43%	12.29%	5.83%	6.08%
With Sales Charge**		2.39	8.05	5.02	5.67
CLASS B SHARES	5/31/95
Without CDSC		6.06	11.53	5.22	5.58
With CDSC***		1.06	6.53	4.89	5.58
CLASS C SHARES	5/30/00
Without CDSC		6.09	11.57	5.23	5.45
With CDSC****		5.09	10.57	5.23	5.45
CLASS R2 SHARES	11/3/08	6.23	11.74	5.50	5.74
INSTITUTIONAL CLASS SHARES	6/19/09	6.71	12.74	6.11	6.35
SELECT CLASS SHARES	3/5/93	6.50	12.42	6.06	6.32
ULTRA SHARES	2/22/05	6.62	12.84	6.30	6.46

*	Not annualized.

**	Sales Charge for Class A Shares is 3.75%.

***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Institutional Class, and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class C Shares and Class R2 Shares have been adjusted to reflect the differences in expenses and sales charges between classes. Ultra, Institutional Class, and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan Government Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.44%
Barclays Capital U.S. Government Bond Index	6.01%

Net Assets as of 8/31/2010 (In Thousands)	$1,571,779
Duration	4.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Government Bond Fund seeks a high level of current income with liquidity and safety of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s assets were invested in securities issued or guaranteed by the U.S. government and its agencies. Among these investments, the Fund’s mortgage-backed securities were supported by lower interest-rate volatility. Interest-rate volatility harms the price of mortgage-backed securities because it makes it more likely mortgage rates will fall or rise significantly, pushing refinancing and other sources of prepayments on the underlying loans either higher or lower than expected. In addition, the Fund’s mortgage-backed securities generally had intermediate or longer duration, which also helped their performance as interest rates declined during the reporting period. Duration is a weighted measure of the length of time (stated in years) that a bond will pay out and is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase/drop in price as interest rates go down/up versus bonds with shorter duration. The longer duration of the Fund’s U.S. Treasury securities and U.S. agency securities also benefited from declining interest rates.

Modestly detracting from performance was the Fund’s investment in a money market fund, as the yields available from this short-term instrument were low during the reporting period. This investment was used to manage Fund flows during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s primary strategy continued to be security selection. As in prior reporting cycles, the Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. These securities were generally held over time, typically resulting in low turnover. During the reporting period, the Fund’s portfolio managers did not make significant adjustments to the Fund. As of the end of the reporting period, the Fund held roughly 51% of its assets in mortgage-backed securities, 23% in U.S. Treasury securities, 17% in U.S. agency securities and 9% in a money market account.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	40.1%
U.S. Treasury Obligations	22.4
U.S. Government Agency Securities	16.5
Mortgage Pass-Through Securities	11.9
Short-Term Investment	9.1

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   7

JPMorgan Government Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		7.19%	9.71%	5.95%	6.34%
With Sales Charge**		3.14	5.64	5.14	5.93
CLASS B SHARES	1/14/94
Without CDSC		6.79	8.91	5.19	5.76
With CDSC***		1.79	3.91	4.86	5.76
CLASS C SHARES	3/22/99
Without CDSC		6.91	8.93	5.21	5.60
With CDSC****		5.91	7.93	5.21	5.60
CLASS R2 SHARES	11/3/08	7.17	9.48	5.71	6.10
SELECT CLASS SHARES	2/8/93	7.44	10.00	6.26	6.60

*	Not annualized.

**	Sales Charge for Class A Shares is 3.75%.

***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Barclays Capital U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan High Yield Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.77%
Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index	6.62%

Net Assets as of 8/31/2010 (In Thousands)	$7,218,561
Duration	4.6 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities that are rated below investment grade or unrated. Capital appreciation is a secondary object.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The high yield market held up relatively well during the reporting period, as investors were encouraged by strong corporate balance sheets and declining default rates, as well as relatively high yield and return potential. While the Fund posted a strong absolute return, it underperformed the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index (the “Benchmark”) for the six months ended August 31, 2010.

Roughly 13% of the Fund’s assets were allocated to bank loans, which are not held by the Benchmark. Bank loans, which are floating rate securities, generally have less interest-rate sensitivity than the high yield market and underperformed as interest rates declined during the reporting period (bond prices generally increase when yields decline and decline when yields increase). A small percentage of the bank loans invested in by the Fund’s portfolio managers were first lien bank debt of firms that were heading into administrative restructuring, referred to as “total return” ideas. Among some of the total return ideas, the Fund participated in debt for equity exchanges, which behaved like equities and detracted from the Fund’s relative performance as equity markets declined during the reporting period.

Meanwhile, the BB-rated segment of the high yield market had higher interest rate sensitivity and outperformed other areas of the high yield market. This also hurt the Fund’s relative performance versus the Benchmark as it was underweight the BB segment.

From a sector perspective, the Fund’s security selection in the paper and communication sectors hurt relative performance, as did the Fund’s underweight position in the finance sector. The Fund’s security selection in the consumer cyclicals, energy and technology sectors contributed to the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

In terms of credit quality, the Fund was underweight the Ba segment, overweight the B and Not Rated (“NR”) segments and neutral to the Caa and Ca segments as of the end of the reporting period. Meanwhile, although the Fund was underweight the BB segment, the Fund’s portfolio managers invested selectively among issuances from BB rated issuers, as they believed that investors’ uncertainty surrounding the sustainability of the economic recovery created attractive entry points into this segment. In the BB segment, the Fund’s portfolio managers preferred companies with sound fundamentals that they believed had the potential to be upgraded. In addition, the Fund held issues in the NR sector that are bank loans and bonds of companies going through financial restructuring. While these securities had more equity sensitivity, the Fund’s portfolio managers believed that they have solid collateral protection and strong return potential. As of the end of the reporting period, the Fund’s largest sector overweight was in consumer cyclicals and its largest underweight was in capital goods.

PORTFOLIO COMPOSITION***

Corporate Bonds	82.8%
Loan Participations & Assignments	12.2
Common Stocks	1.8
Others (each less than 1.0%)	0.4
Short-Term Investment	2.8

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2010. The Fund’s composition is subject to change.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   9

JPMorgan High Yield Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/13/98
Without Sales Charge		5.66%	18.87%	6.94%	7.15%
With Sales Charge**		1.70	14.38	6.12	6.74
CLASS B SHARES	11/13/98
Without CDSC		5.30	18.03	6.25	6.58
With CDSC***		0.30	13.03	5.94	6.58
CLASS C SHARES	3/22/99
Without CDSC		5.32	18.08	6.24	6.45
With CDSC****		4.32	17.08	6.24	6.45
CLASS R2 SHARES	11/3/08	5.54	18.63	6.63	6.85
CLASS R5 SHARES	5/15/06	5.81	19.14	7.24	7.45
SELECT CLASS SHARES	11/13/98	5.77	19.22	7.20	7.43
ULTRA SHARES	2/22/05	5.83	19.21	7.29	7.47

*	Not annualized.

**	Sales Charge for Class A Shares is 3.75%.

***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R5 and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Class R2, Class R5, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Fund, the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Current Yield Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper High Current Yield Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Current Yield Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.27%
Barclays Capital 1–3 Year U.S. Government/Credit Bond Index	1.59%

Net Assets as of 8/31/2010 (In Thousands)	$368,233
Duration	1.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Limited Duration Bond Fund (the “Fund”) seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund invested a large percentage of its assets in mortgage-backed securities, which helped the Fund significantly outperform the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”). The Fund’s non-agency mortgage-backed securities were supported by a favorable supply/demand environment, which outweighed investors’ concerns about the fundamentals of the housing market. The Fund also invested in sub-prime mortgage-backed securities, focusing on securities in upper level tranches with higher credit protection, which the Fund’s portfolio managers believed had attractive risk-adjusted yields. These investments also performed strongly during the reporting period.

The Fund’s portfolio managers maintained a large position in a money market fund throughout the reporting period to maintain a high degree of liquidity for the Fund. This modestly detracted from performance, as the yields available from this short-term instrument were low during the reporting period. This investment was used as a temporary defensive position to help cushion the Fund during times of market volatility and to manage Fund flows.

HOW WAS THE FUND POSITIONED?

The Fund’s primary strategy continued to be security selection. As in prior reporting cycles, the Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. These securities were generally held over time, typically resulting in low turnover. During the reporting period, the Fund’s portfolio managers did not make significant adjustments to the Fund. As of the end of the reporting period, the Fund held roughly 68% of its assets in mortgage-backed securities, 12% in asset-backed securities, 3% in commercial mortgage backed securities and 17% in a money market fund.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	47.6%
Mortgage Pass-Through Securities	20.4
Asset-Backed Securities	12.3
Commercial Mortgage-Backed Securities	2.4
Corporate Bonds	0.4
Short-Term Investment	16.9

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   11

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		5.13%	12.49%	2.84%	3.25%
With Sales Charge**		2.82	10.00	2.36	3.02
CLASS B SHARES	1/14/94
Without CDSC		4.90	11.86	2.33	2.94
With CDSC***		1.90	8.86	2.33	2.94
CLASS C SHARES	11/1/01	4.79	11.92	2.34	2.71
SELECT CLASS SHARES	2/2/93	5.27	12.78	3.12	3.52
ULTRA SHARES	2/22/05	5.36	12.96	3.32	3.64

*	Not annualized.

**	Sales Charge for Class A Shares is 2.25%.

***	Assumes 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Limited Duration Bond Fund, the Barclay’s Capital 1–3 Year U.S. Government/Credit Bond Index, Barclays Capital Short 9–12 Month U.S. Treasury Index and the Lipper Short U.S. Government Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index and the Barclays Capital Short 9–12 Month U.S. Treasury Index do not reflect the deduction of expenses or sales charges associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government/Credit Bond is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Barclays Capital Short 9–12 Month U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities of nine months and up to, but not including, twelve months. It excludes zero coupon strips. The benchmark index for the Fund has changed from the Barclays Capital Short 9–12 Month U.S. Treasury Index to the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index because the Advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Fund’s Lipper Index changed to Lipper Short U.S. Government Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.19%
Barclays Capital U.S. MBS Index	3.95%

Net Assets as of 8/31/2010 (In Thousands)	$2,123,768
Duration	2.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund invested in both agency collateralized mortgage obligations (CMOs) and non-agency CMOs, while the Barclays Capital U.S. MBS Index (the “Benchmark”) consisted almost entirely of agency securities. On a risk-adjusted basis, the Fund’s non-agency securities and agency inverse floaters (a bond or other type of debt whose coupon rate has an inverse relationship to short-term interest rates) performed well and benefited the Fund.

Meanwhile, the Fund invested a small percentage of its assets in U.S. Treasury securities, mostly on the intermediate part of the yield curve (7–10 year portion).The yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time. These investments contributed to performance as yields for U.S. Treasuries fell during the reporting period as bond prices are inversely related to changes in yield (bond prices generally increase when yields decline and decline when yields increase).

HOW WAS THE FUND POSITIONED?

The Fund’s primary strategy continued to be security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund’s portfolio managers found attractive investment opportunities, in their view, among collateralized-mortgage obligations.

To help manage fund flows, the Fund also held a small portion of its net assets in a money market fund. This was a modest drag on performance as the yields available from this short-term instrument were low during the reporting period.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	70.9%
Mortgage Pass-Through Securities	16.0
U.S. Treasury Obligations	6.4
Asset-Backed Securities	1.3
U.S. Government Agency Securities	1.1
Commercial Mortgage-Backed Securities	0.4
Short-Term Investment	3.9

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   13

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		5.06%	10.25%	6.74%	6.96%
With Sales Charge**		1.10	6.11	5.93	6.56
SELECT CLASS SHARES	8/18/00	5.19	10.43	6.99	7.20
ULTRA SHARES	2/22/05	5.36	10.68	7.16	7.30

*	Not annualized.

**	Sales Charge for Class A Shares is 3.75%.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, the Barclays Capital U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan Short Duration Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.79%
Barclays Capital 1–3 Year U.S. Government/Credit Bond Index	1.59%

Net Assets as of 8/31/2010 (In Thousands)	$9,729,071
Duration	1.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investments in high- and medium-grade fixed income securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Relative to the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”), the Fund was underweight U.S. Treasury securities and overweight higher-yielding spread sectors (non-U.S. Treasuries), which contributed to the Fund’s relative performance versus the Benchmark. Among the Fund’s spread sector holdings, corporate bonds, asset-backed securities and non-agency mortgage-backed securities contributed the most to the Fund’s performance versus the Benchmark.

Meanwhile, the Fund had a slightly shorter duration than the Benchmark during the reporting period, which hurt its relative performance as interest rates declined. Duration is a weighted measure of the length of time (stated in years) that a bond will pay out and is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/drop in price as interest rates go down/up versus bonds with longer duration.

HOW WAS THE FUND POSITIONED?

The Fund’s primary strategy continued to be security selection. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

Given the uncertain economic environment and yield environment, the Fund’s portfolio managers employed a “barbell strategy,” allocating a portion of the Fund’s assets (roughly 20-25%) between very short duration bonds and bonds that have a duration in the 3 to 5 year range. Generally, the longer-term end of the barbell allows investors to lock into relatively attractive long-term interest rates, while the shorter-term end of the barbell ensures that investors will have the opportunity to invest elsewhere if the bond market takes a downturn. This strategy contributed to relative performance during the reporting period, as strength from the Fund’s bonds with duration in the 3 to 5 year range more than offset weakness from the Fund’s shorter duration securities.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	29.9%
U.S. Government Agency Securities	23.7
Corporate Bonds	14.2
Collateralized Mortgage Obligations	10.2
Asset-Backed Securities	8.8
Mortgage Pass-Through Securities	8.5
Commercial Mortgage-Backed Securities	1.3
Foreign Government Securities	0.2
Short-Term Investment	3.2

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2010. The Fund’s composition is subject to change.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   15

JPMorgan Short Duration Bond Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		1.57%	3.61%	4.21%	4.19%
With Sales Charge**		(0.70)	1.27	3.74	3.95
CLASS B SHARES	1/14/94
Without CDSC		1.38	3.13	3.69	3.87
With CDSC***		(1.62)	0.13	3.69	3.87
CLASS C SHARES	11/1/01	1.40	3.08	3.68	3.63
SELECT CLASS SHARES	9/4/90	1.79	3.96	4.48	4.45
ULTRA SHARES	2/22/05	1.91	4.20	4.74	4.60

*	Not annualized.

**	Sales Charge for Class A Shares is 2.25%.

***	Assumes 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.50%
Barclays Capital 1–3 Year U.S. Government Bond Index	1.40%

Net Assets as of 8/31/2010 (In Thousands)	$96,853
Duration	1.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Term Bond Fund II (the “Fund”) seeks a high level of income, consistent with preservation of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Relative to the Barclays Capital 1–3 Year U.S. Government Bond Index (the “Benchmark”), the Fund was underweight U.S. Treasury securities and overweight higher-yielding spread sectors (non-U.S. Treasuries), which contributed to the Fund’s relative performance versus the Benchmark. Among the Fund’s spread sector holdings, corporate bonds and asset-backed securities contributed to the Fund’s performance versus the Benchmark. The Fund’s security selection among U.S. agency securities also contributed to relative performance.

Meanwhile, the Fund had a slightly shorter duration than the Benchmark during the reporting period, which hurt its relative performance as interest rates declined. Duration is a weighted measure of the length of time (stated in years) that a bond will pay out and is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/drop in price as interest rates go down/up versus bonds with longer duration.

HOW WAS THE FUND POSITIONED?

The Fund’s primary strategy continued to be security selection. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

Given the uncertain economic environment and yield environment, the Fund’s portfolio managers employed a “barbell strategy,” allocating a portion of the Fund’s assets (roughly 20-25%) between very short duration bonds and bonds that have a duration in the 3 to 5 year range. Generally, the longer-term end of the barbell allows investors to lock into relatively attractive long-term interest rates, while the shorter-term end of the barbell ensures that investors will have the opportunity to invest elsewhere if the bond market takes a downturn. This strategy contributed to relative performance during the reporting period, as strength from the Fund’s bonds with duration in the 3 to 5 year range more than offset weakness from the Fund’s shorter duration securities.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	33.4%
U.S. Government Agency Securities	26.6
Corporate Bonds	24.6
Asset-Backed Securities	8.1
Collateralized Mortgage Obligations	4.7
Commercial Mortgage-Backed Securities	1.2
Others (each less than 1.0%)	0.8
Short-Term Investment	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   17

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/6/96
Without Sales Charge		1.36%	3.06%	1.30%	2.54%
With Sales Charge**		(0.88)	0.77	0.84	2.31
CLASS M SHARES	7/1/99
Without Sales Charge		1.23	2.81	1.05	2.29
With Sales Charge***		(0.24)	1.31	0.75	2.14
SELECT CLASS SHARES	11/30/90	1.50	3.33	1.57	2.80

*	Not annualized.

**	Sales Charge for Class A Shares is 2.25%.

***	Sales charge for Class M Shares is 1.50%.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Short Term Bond Fund II, the Barclays Capital 1–3 Year U.S. Government Bond Index, the Lipper Short U.S. Government Funds Index and the Lipper Short Investment Grade Debt Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestments of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index and the Lipper Short Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government Bond Index is an unmanaged index composed of securities in the U.S. Government Bond Index with maturities of one to three years. The Lipper Short U.S. Government Funds Index and the Lipper Short Investment Grade Debt Funds Index are indices based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Fund’s Lipper Index changed to the Lipper Short U.S. Government Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan Treasury & Agency Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.61%
Barclays Capital 1–5 Year U.S. Treasury Index	2.74%

Net Assets as of 8/31/2010 (In Thousands)	$511,450
Duration	2.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Treasury & Agency Fund (the “Fund”) seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s shorter duration hurt its relative performance versus the Barclays Capital 1–5 Year U.S. Treasury Index (“Benchmark”). Duration is a weighted measure of the length of time (stated in years) that a bond will pay out and is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/drop in price as interest rates go down/up versus bonds with longer duration. The Fund had a shorter duration than the Benchmark during the reporting period, which hurt its relative performance as interest rates came down.

Among the Fund’s investments, the Fund held a small position in Treasury Inflation Protected Securities (TIPS), which had a small negative impact on relative performance as the market’s expectations for inflation came down during the reporting period. On the positive side, the Fund’s holdings of U.S. agency securities, which are not held in the Benchmark, contributed positively to the Fund’s relative performance as U.S. agency securities outperformed U.S. Treasury securities during the reporting period.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	77.2%
U.S. Government Agency Securities	21.3
Short-Term Investment	1.5

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   19

JPMorgan Treasury & Agency Fund

FUND COMMENTARY
SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		1.48%	3.03%	4.10%	4.57%
With Sales Charge**		(0.81)	0.66	3.62	4.34
CLASS B SHARES	1/20/97
Without CDSC		1.29	2.59	3.59	4.25
With CDSC***		(1.71)	(0.41)	3.59	4.25
SELECT CLASS SHARES	1/20/97	1.61	3.27	4.38	4.83

*	Not annualized.

**	Sales Charge for Class A Shares is 2.25%.

***	Assumes 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Barclays Capital 1–5 Year U.S. Treasury Index, the Barclays Capital 1–3 Year U.S. Treasury Index and the Lipper Short U.S. Treasury Funds Average from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–5 Year U.S. Treasury Index and the Barclays Capital 1–3 Year U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Treasury Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–5 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Barclays Capital 1–3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities of one to three years. The Lipper Short U.S. Treasury Funds Average is an index based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 2.4%
15,100	AH Mortgage Advance Trust, Series 2010-ADV1, Class A1, 3.968%, 08/15/22 (e)	15,100
	Ally Auto Receivables Trust,
3,000	Series 2009-A, Class A3, 2.330%, 06/17/13 (e)	3,065
5,605	Series 2010-1, Class A3, 1.450%, 05/15/14	5,659
10,410	Series 2010-3, Class A3, 1.110%, 10/15/14	10,410
5,804	Series 2010-3, Class A4, 1.550%, 08/17/15	5,804
	AmeriCredit Automobile Receivables Trust,
848	Series 2006-BG, Class A4, 5.210%, 09/06/13	866
323	Series 2007-CM, Class A3B, VAR, 0.325%, 05/07/12	323
1,103	Series 2008-AF, Class A3, 5.680%, 12/12/12	1,122
2,670	Series 2008-AF, Class A4, 6.960%, 10/14/14	2,864
3,000	Series 2009-1, Class A3, 3.040%, 10/15/13	3,070
3,140	Series 2010-1, Class A2, 0.970%, 01/15/13	3,141
2,190	Series 2010-1, Class A3, 1.660%, 03/17/14	2,205
764	Ameriquest Mortgage Securities, Inc., Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	757
	Bank of America Auto Trust,
15,000	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	15,235
3,235	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	3,393
10,000	Series 2009-2A, Class A3, 2.130%, 09/15/13 (e)	10,131
5,575	Series 2009-3A, Class A3, 1.670%, 12/15/13 (e)	5,637
5,810	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	5,859
4,255	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	4,363
6,480	Series 2010-2, Class A2, 0.910%, 10/15/12	6,499
5,110	Series 2010-2, Class A3, 1.310%, 07/15/14	5,156
7,795	Series 2010-2, Class A4, 1.940%, 06/15/17	7,951
1,762	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.634%, 04/25/36	1,237
70	Capital One Auto Finance Trust, Series 2007-C, Class A3A, 5.130%, 04/16/12	70
4,645	CarMax Auto Owner Trust, Series 2010-1, Class A3, 1.560%, 07/15/14	4,696
	Chase Funding Mortgage Loan Asset-Backed Certificates,
3,675	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	3,531
4,250	Series 2003-6, Class 1A5, SUB, 5.350%, 11/25/34	3,994
15,515	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	14,672
	Chrysler Financial Auto Securitization Trust,
3,750	Series 2009-A, Class A3, 2.820%, 01/15/16	3,825
8,500	Series 2009-B, Class A2, 1.150%, 11/08/11	8,519
	Citibank Credit Card Issuance Trust,
8,282	Series 2002-C2, Class C2, 6.950%, 02/18/14	8,821
950	Series 2007-A3, Class A3, 6.150%, 06/15/39	1,275
	CitiFinancial Auto Issuance Trust,
14,308	Series 2009-1, Class A2, 1.830%, 11/15/12 (e)	14,361
5,350	Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	5,441
2,353	Citifinancial Mortgage Securities, Inc., Series 2003-3, Class AF4, SUB, 5.348%, 08/25/33	2,368
1,938	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.644%, 12/25/33	1,562
	CNH Equipment Trust,
553	Series 2008-B, Class A3A, 4.780%, 07/16/12	557
3,900	Series 2008-B, Class A4A, 5.600%, 11/17/14	4,086
420	Series 2009-A, Class A3, 5.280%, 11/15/12	431
1,970	Series 2009-C, Class A3, 1.850%, 12/16/13	1,995
9,985	Series 2010-A, Class A3, 1.540%, 07/15/14	10,100
	Countrywide Asset-Backed Certificates,
816	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34	505
11	Series 2004-1, Class 3A, VAR, 0.544%, 04/25/34	8
1,290	Series 2004-1, Class M1, VAR, 0.764%, 03/25/34	1,003
1,060	Series 2004-1, Class M2, VAR, 0.814%, 03/25/34	861
1,065	Series 2004-6, Class M1, VAR, 0.864%, 10/25/34	621
715	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.574%, 11/25/35	666
1,175	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	803
2,400	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	2,690
1,400	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.364%, 12/25/36	1,229
	Ford Credit Auto Owner Trust,
185	Series 2006-B, Class A4, 5.250%, 09/15/11	187
6,700	Series 2009-B, Class A3, 2.790%, 08/15/13	6,828

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   21

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
5,000	Series 2009-B, Class A4, 4.500%, 07/15/14	5,394
6,000	Series 2009-D, Class A3, 2.170%, 10/15/13	6,091
1,200	GE Mortgage Services LLC, Series 1999-HE1, Class M, VAR, 6.705%, 04/25/29	1,100
	Harley-Davidson Motorcycle Trust,
9,361	Series 2009-3, Class A2, 0.940%, 04/15/12	9,365
5,140	Series 2009-3, Class A3, 1.740%, 09/15/13	5,181
	Honda Auto Receivables Owner Trust,
5,495	Series 2009-2, Class A3, 2.790%, 01/15/13	5,586
3,500	Series 2009-2, Class A4, 4.430%, 07/15/15	3,708
3,155	Series 2009-3, Class A3, 2.310%, 05/15/13	3,206
4,200	Series 2009-3, Class A4, 3.300%, 09/15/15	4,393
	HSBC Home Equity Loan Trust,
3,593	Series 2005-2, Class A1, VAR, 0.536%, 01/20/35	3,178
2,927	Series 2005-2, Class M2, VAR, 0.756%, 01/20/35	2,598
6,295	Series 2006-1, Class A1, VAR, 0.426%, 01/20/36	5,705
2,797	Series 2006-2, Class A1, VAR, 0.416%, 03/20/36	2,611
9,000	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	9,317
1,178	Series 2007-1, Class AS, VAR, 0.466%, 03/20/36	1,095
14,954	Series 2007-3, Class APT, VAR, 1.466%, 11/20/36	13,367
	Hyundai Auto Receivables Trust,
2,500	Series 2009-A, Class A3, 2.030%, 08/15/13	2,538
4,590	Series 2010-B, Class A3, 0.970%, 04/15/15	4,589
6,300	Series 2010-B, Class A4, 1.630%, 03/15/17	6,300
1,725	Indymac Residential Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.464%, 03/25/36	1,059
	John Deere Owner Trust,
3,179	Series 2009-A, Class A3, 2.590%, 10/15/13	3,219
5,360	Series 2009-B, Class A3, 1.570%, 10/15/13	5,408
	Long Beach Mortgage Loan Trust,
1,500	Series 2004-3, Class M1, VAR, 0.834%, 07/25/34	1,069
1,482	Series 2006-8, Class 2A2, VAR, 0.354%, 09/25/36	538
2,210	Series 2006-WL2, Class 2A3, VAR, 0.464%, 01/25/36	1,823
4,776	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	5,068
	Mercedes-Benz Auto Receivables Trust,
3,000	Series 2009-1, Class A3, 1.670%, 01/15/14	3,042
6,000	Series 2010-1, Class A3, 1.420%, 08/15/14	6,071
3,044	Morgan Stanley ABS Capital I, Series 2004-WMC3, Class M1, VAR, 1.014%, 01/25/35	2,990
45,000	Nationstar Mortgage Advance Receivable Trust, Series 2009-ADV1, Class A1, VAR, 3.264%, 12/26/22 (e)	44,887
4,000	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	4,057
292	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.104%, 02/25/33	236
100	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	53
	Residential Asset Securities Corp.,
82	Series 2002-KS4, Class AIIB, VAR, 0.764%, 07/25/32	45
115	Series 2003-KS5, Class AIIB, VAR, 0.844%, 07/25/33	67
132	Series 2003-KS9, Class A2B, VAR, 0.904%, 11/25/33	55
2,266	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.450%, 04/25/32 (e)	1,944
5,000	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.534%, 06/25/35	4,538
	Structured Asset Securities Corp.,
3,293	Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	3,262
1,301	Series 2002-AL1, Class A2, 3.450%, 02/25/32	1,237
342	Union Pacific Railroad Co. 2003 Pass Through Trust, 4.698%, 01/02/24	375
	USAA Auto Owner Trust,
8,485	Series 2009-2, Class A3, 1.540%, 02/18/14	8,562
3,080	Series 2009-2, Class A4, 2.530%, 07/15/15	3,188
706	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	714
	World Omni Auto Receivables Trust,
210	Series 2007-B, Class A3A, 5.280%, 01/17/12	211
1,400	Series 2009-A, Class A3, 3.330%, 05/15/13	1,426
7,045	Series 2010-A, Class A4, 2.210%, 05/15/15	7,229
	Total Asset-Backed Securities (Cost $427,225)	433,247
Collateralized Mortgage Obligations — 36.7%
	Agency CMO — 23.8%
	Federal Home Loan Bank System,
1,715	Series 2000-0606, Class Y, 5.270%, 12/28/12	1,845
27,624	Series 2000-1067, Class 1, 5.300%, 06/15/12	29,756
	Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
652	Series 8, Class ZA, 7.000%, 03/25/23	755

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
398		Series 24, Class ZE, 6.250%, 11/25/23	434
2,878		Series 29, Class L, 7.500%, 04/25/24	3,090
		Federal Home Loan Mortgage Corp. REMICS,
105		Series 11, Class D, 9.500%, 07/15/19	113
29		Series 22, Class C, 9.500%, 04/15/20	32
46		Series 23, Class F, 9.600%, 04/15/20	51
1		Series 41, Class I, HB, 84.000%, 05/15/20	3
20		Series 46, Class B, 7.800%, 09/15/20	23
10		Series 47, Class F, 10.000%, 06/15/20	12
1		Series 85, Class C, 8.600%, 01/15/21	1
34		Series 99, Class Z, 9.500%, 01/15/21	38
94		Series 114, Class H, 6.950%, 01/15/21	109
—	(h)	Series 204, Class E, HB, IF, 1,826.308%, 05/15/23	15
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	1
18		Series 1065, Class J, 9.000%, 04/15/21	22
11		Series 1079, Class S, HB, IF, 32.938%, 05/15/21	20
30		Series 1084, Class F, VAR, 1.263%, 05/15/21	30
21		Series 1084, Class S, HB, IF, 43.819%, 05/15/21	45
28		Series 1116, Class I, 5.500%, 08/15/21	30
81		Series 1144, Class KB, 8.500%, 09/15/21	98
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	4
1		Series 1196, Class B, HB, IF, 1,161.253%, 01/15/22	29
70		Series 1206, Class IA, 7.000%, 03/15/22	81
33		Series 1212, Class IZ, 8.000%, 02/15/22	33
86		Series 1250, Class J, 7.000%, 05/15/22	99
218		Series 1343, Class LA, 8.000%, 08/15/22	258
87		Series 1343, Class LB, 7.500%, 08/15/22	102
140		Series 1370, Class JA, VAR, 1.462%, 09/15/22	140
136		Series 1455, Class WB, IF, 4.519%, 12/15/22	136
1,297		Series 1466, Class PZ, 7.500%, 02/15/23	1,520
20		Series 1470, Class F, VAR, 2.797%, 02/15/23	21
235		Series 1491, Class I, 7.500%, 04/15/23	275
762		Series 1498, Class I, VAR, 1.462%, 04/15/23	763
988		Series 1502, Class PX, 7.000%, 04/15/23	1,015
127		Series 1505, Class Q, 7.000%, 05/15/23	147
544		Series 1518, Class G, IF, 8.748%, 05/15/23	614
102		Series 1541, Class M, HB, IF, 20.419%, 07/15/23	152
484		Series 1541, Class O, VAR, 2.240%, 07/15/23	490
27		Series 1570, Class F, VAR, 3.297%, 08/15/23	29
1,022		Series 1573, Class PZ, 7.000%, 09/15/23	1,183
595		Series 1591, Class PV, 6.250%, 10/15/23	638
47		Series 1595, Class D, 7.000%, 10/15/13	51
143		Series 1596, Class D, 6.500%, 10/15/13	143
51		Series 1602, Class SA, HB, IF, 21.734%, 10/15/23	87
32		Series 1607, Class SA, IF, 18.296%, 10/15/13	38
3,513		Series 1608, Class L, 6.500%, 09/15/23	3,958
1,467		Series 1609, Class LG, IF, 16.656%, 11/15/23	1,787
1,206		Series 1642, Class PJ, 6.000%, 11/15/23	1,282
517		Series 1658, Class GZ, 7.000%, 01/15/24	553
16		Series 1671, Class L, 7.000%, 02/15/24	17
21		Series 1671, Class QC, IF, 10.000%, 02/15/24	26
24		Series 1686, Class SH, IF, 18.534%, 02/15/24	38
428		Series 1695, Class EB, 7.000%, 03/15/24	496
80		Series 1699, Class FC, VAR, 0.913%, 03/15/24	81
496		Series 1700, Class GA, PO, 02/15/24	453
2,316		Series 1706, Class K, 7.000%, 03/15/24	2,507
38		Series 1709, Class FA, VAR, 2.120%, 03/15/24	38
1,369		Series 1720, Class PL, 7.500%, 04/15/24	1,411
1,760		Series 1737, Class L, 6.000%, 06/15/24	1,921
171		Series 1745, Class D, 7.500%, 08/15/24	200
1,229		Series 1798, Class F, 5.000%, 05/15/23	1,304
25		Series 1807, Class G, 9.000%, 10/15/20	27
283		Series 1829, Class ZB, 6.500%, 03/15/26	308
33		Series 1844, Class E, 6.500%, 10/15/13	36
1,816		Series 1863, Class Z, 6.500%, 07/15/26	2,046
58		Series 1865, Class D, PO, 02/15/24	41
168		Series 1890, Class H, 7.500%, 09/15/26	188
471		Series 1899, Class ZE, 8.000%, 09/15/26	559
1,055		Series 1927, Class PH, 7.500%, 01/15/27	1,176
1,171		Series 1927, Class ZA, 6.500%, 01/15/27	1,199
28		Series 1935, Class FL, VAR, 1.012%, 02/15/27	29
382		Series 1963, Class Z, 7.500%, 01/15/27	447
54		Series 1970, Class PG, 7.250%, 07/15/27	59
1,063		Series 1981, Class Z, 6.000%, 05/15/27	1,161
677		Series 1983, Class Z, 6.500%, 12/15/23	762
428		Series 1987, Class PE, 7.500%, 09/15/27	502
625		Series 2019, Class Z, 6.500%, 12/15/27	704
312		Series 2025, Class PE, 6.300%, 01/15/13	312
2,389		Series 2033, Class J, 5.600%, 06/15/23	2,573
282		Series 2033, Class SN, HB, IF, 23.361%, 03/15/24	158
758		Series 2038, Class PN, IO, 7.000%, 03/15/28	164
1,953		Series 2040, Class PE, 7.500%, 03/15/28	2,288

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
802	Series 2054, Class PV, 7.500%, 05/15/28	846
250	Series 2055, Class OE, 6.500%, 05/15/13	254
300	Series 2056, Class TD, 6.500%, 05/15/18	323
1,271	Series 2063, Class PG, 6.500%, 06/15/28	1,330
200	Series 2064, Class TE, 7.000%, 06/15/28	232
807	Series 2070, Class C, 6.000%, 07/15/28	881
2,619	Series 2075, Class PH, 6.500%, 08/15/28	2,951
2,802	Series 2075, Class PM, 6.250%, 08/15/28	3,006
722	Series 2086, Class GB, 6.000%, 09/15/28	769
888	Series 2089, Class PJ, IO, 7.000%, 10/15/28	184
2,882	Series 2095, Class PE, 6.000%, 11/15/28	3,134
766	Series 2102, Class TC, 6.000%, 12/15/13	810
420	Series 2102, Class TU, 6.000%, 12/15/13	445
3,993	Series 2106, Class ZD, 6.000%, 12/15/28	4,318
7,720	Series 2110, Class PG, 6.000%, 01/15/29	8,418
1,744	Series 2115, Class PE, 6.000%, 01/15/14	1,831
1,585	Series 2125, Class JZ, 6.000%, 02/15/29	1,702
2,710	Series 2126, Class CB, 6.250%, 02/15/29	2,974
182	Series 2132, Class SB, HB, IF, 29.200%, 03/15/29	287
128	Series 2134, Class PI, IO, 6.500%, 03/15/19	20
50	Series 2135, Class UK, IO, 6.500%, 03/15/14	4
94	Series 2141, Class IO, IO, 7.000%, 04/15/29	19
300	Series 2163, Class PC, IO, 7.500%, 06/15/29	70
4,234	Series 2169, Class TB, 7.000%, 06/15/29	4,904
1,857	Series 2172, Class QC, 7.000%, 07/15/29	2,114
1,189	Series 2176, Class OJ, 7.000%, 08/15/29	1,377
6	Series 2196, Class TL, 7.500%, 11/15/29	6
933	Series 2201, Class C, 8.000%, 11/15/29	1,108
2,642	Series 2208, Class PG, 7.000%, 01/15/30	3,061
444	Series 2209, Class TC, 8.000%, 01/15/30	528
1,365	Series 2210, Class Z, 8.000%, 01/15/30	1,621
423	Series 2224, Class CB, 8.000%, 03/15/30	503
518	Series 2230, Class Z, 8.000%, 04/15/30	615
390	Series 2234, Class PZ, 7.500%, 05/15/30	457
337	Series 2247, Class Z, 7.500%, 08/15/30	379
866	Series 2256, Class MC, 7.250%, 09/15/30	1,003
1,564	Series 2259, Class ZM, 7.000%, 10/15/30	1,811
36	Series 2261, Class ZY, 7.500%, 10/15/30	42
115	Series 2262, Class Z, 7.500%, 10/15/30	123
1,438	Series 2271, Class PC, 7.250%, 12/15/30	1,665
2,982	Series 2283, Class K, 6.500%, 12/15/23	3,238
823	Series 2296, Class PD, 7.000%, 03/15/31	953
5,328	Series 2301, Class PA, 6.000%, 10/15/13	5,575
311	Series 2306, Class K, PO, 05/15/24	277
745	Series 2306, Class SE, IF, IO, 7.630%, 05/15/24	143
571	Series 2313, Class LA, 6.500%, 05/15/31	620
1,235	Series 2325, Class PM, 7.000%, 06/15/31	1,378
2,179	Series 2332, Class ZH, 7.000%, 07/15/31	2,384
283	Series 2333, Class HC, 6.000%, 07/15/31	290
2,707	Series 2344, Class QG, 6.000%, 08/15/16	2,932
12,213	Series 2344, Class ZD, 6.500%, 08/15/31	13,435
1,290	Series 2344, Class ZJ, 6.500%, 08/15/31	1,422
1,049	Series 2345, Class NE, 6.500%, 08/15/31	1,130
1,308	Series 2345, Class PQ, 6.500%, 08/15/16	1,406
475	Series 2347, Class VP, 6.500%, 03/15/20	499
1,595	Series 2351, Class PZ, 6.500%, 08/15/31	1,729
3,481	Series 2353, Class TD, 6.000%, 09/15/16	3,748
1,151	Series 2355, Class BP, 6.000%, 09/15/16	1,244
348	Series 2359, Class PM, 6.000%, 09/15/16	372
2,493	Series 2359, Class ZB, 8.500%, 06/15/31	2,869
1,827	Series 2360, Class PG, 6.000%, 09/15/16	1,924
317	Series 2363, Class PF, 6.000%, 09/15/16	344
966	Series 2366, Class MD, 6.000%, 10/15/16	1,040
1,053	Series 2367, Class ME, 6.500%, 10/15/31	1,155
1,303	Series 2388, Class FB, VAR, 0.876%, 01/15/29	1,310
2,906	Series 2391, Class QR, 5.500%, 12/15/16	3,164
1,115	Series 2391, Class VQ, 6.000%, 10/15/12	1,129
803	Series 2394, Class MC, 6.000%, 12/15/16	869
1,308	Series 2399, Class OH, 6.500%, 01/15/32	1,440
2,086	Series 2399, Class TH, 6.500%, 01/15/32	2,296
2,360	Series 2410, Class NG, 6.500%, 02/15/32	2,608
1,227	Series 2410, Class OE, 6.375%, 02/15/32	1,333
2,947	Series 2410, Class QS, IF, 18.783%, 02/15/32	3,935
772	Series 2410, Class QX, IF, IO, 8.374%, 02/15/32	188
3,072	Series 2412, Class SP, IF, 15.548%, 02/15/32	3,705
2,690	Series 2420, Class XK, 6.500%, 02/15/32	2,960
1,366	Series 2423, Class MC, 7.000%, 03/15/32	1,522
1,800	Series 2423, Class MT, 7.000%, 03/15/32	2,007
2,149	Series 2423, Class TB, 6.500%, 03/15/32	2,365
757	Series 2425, Class OB, 6.000%, 03/15/17	808
3,235	Series 2430, Class WF, 6.500%, 03/15/32	3,636
3,856	Series 2434, Class TC, 7.000%, 04/15/32	4,333
7,869	Series 2434, Class ZA, 6.500%, 04/15/32	8,866
1,797	Series 2435, Class CJ, 6.500%, 04/15/32	2,081
4,395	Series 2435, Class VH, 6.000%, 07/15/19	4,527
1,581	Series 2436, Class MC, 7.000%, 04/15/32	1,769
841	Series 2441, Class GF, 6.500%, 04/15/32	945

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,740	Series 2444, Class ES, IF, IO, 7.674%, 03/15/32	328
1,464	Series 2450, Class GZ, 7.000%, 05/15/32	1,696
1,135	Series 2450, Class SW, IF, IO, 7.724%, 03/15/32	208
3,090	Series 2455, Class GK, 6.500%, 05/15/32	3,396
581	Series 2458, Class QE, 5.500%, 06/15/17	632
2,379	Series 2458, Class ZM, 6.500%, 06/15/32	2,639
2,010	Series 2460, Class VZ, 6.000%, 11/15/29	2,027
2,671	Series 2463, Class CE, 6.000%, 06/15/17	2,902
2,066	Series 2466, Class DH, 6.500%, 06/15/32	2,277
3,595	Series 2466, Class PG, 6.500%, 04/15/32	3,811
1,400	Series 2466, Class PH, 6.500%, 06/15/32	1,611
2,532	Series 2474, Class NR, 6.500%, 07/15/32	2,814
6,985	Series 2475, Class S, IF, IO, 7.724%, 02/15/32	1,235
206	Series 2480, Class PV, 6.000%, 07/15/11	210
3,932	Series 2484, Class LZ, 6.500%, 07/15/32	4,431
383	Series 2488, Class WS, IF, 16.113%, 08/15/17	470
5,753	Series 2500, Class MC, 6.000%, 09/15/32	6,377
992	Series 2508, Class AQ, 5.500%, 10/15/17	1,087
4,073	Series 2512, Class PG, 5.500%, 10/15/22	4,619
922	Series 2513, Class YO, PO, 02/15/32	906
2,907	Series 2515, Class DE, 4.000%, 03/15/32	3,010
1,924	Series 2515, Class MG, 4.000%, 09/15/17	2,011
1,151	Series 2518, Class PX, 5.500%, 09/15/13	1,220
186	Series 2519, Class BT, 8.500%, 09/15/31	190
2,201	Series 2535, Class BK, 5.500%, 12/15/22	2,446
4,642	Series 2537, Class TE, 5.500%, 12/15/17	5,078
2,000	Series 2543, Class LX, 5.000%, 12/15/17	2,182
5,462	Series 2543, Class YX, 6.000%, 12/15/32	6,140
3,640	Series 2544, Class HC, 6.000%, 12/15/32	4,048
3,565	Series 2549, Class ZG, 5.000%, 01/15/18	3,650
3,763	Series 2552, Class ME, 6.000%, 01/15/33	4,186
786	Series 2565, Class MB, 6.000%, 05/15/30	800
1,904	Series 2567, Class QD, 6.000%, 02/15/33	2,148
2,313	Series 2571, Class FY, VAR, 1.026%, 12/15/32	2,343
421	Series 2571, Class SK, HB, IF, 33.310%, 09/15/23	696
1,364	Series 2571, Class SY, IF, 17.938%, 12/15/32	1,833
2,580	Series 2574, Class HP, 5.000%, 02/15/18	2,825
8,791	Series 2575, Class ME, 6.000%, 02/15/33	9,930
1,416	Series 2586, Class HD, 5.500%, 03/15/23	1,646
1,950	Series 2586, Class WI, IO, 6.500%, 03/15/33	352
1,557	Series 2591, Class WI, IO, 5.500%, 02/15/30	37
5,311	Series 2594, Class VQ, 6.000%, 08/15/20	5,491
1,420	Series 2595, Class HC, 5.500%, 04/15/23	1,662
2,051	Series 2596, Class QG, 6.000%, 03/15/33	2,240
2,447	Series 2597, Class AD, 6.500%, 03/15/32	2,537
1,477	Series 2597, Class DS, IF, IO, 7.274%, 02/15/33	67
3,584	Series 2599, Class DS, IF, IO, 6.724%, 02/15/33	109
6,189	Series 2610, Class DS, IF, IO, 6.824%, 03/15/33	395
5,244	Series 2611, Class SH, IF, IO, 7.374%, 10/15/21	254
1,680	Series 2611, Class UH, 4.500%, 05/15/18	1,774
3,835	Series 2617, Class GR, 4.500%, 05/15/18	4,164
230	Series 2619, Class HR, 3.500%, 11/15/31	236
950	Series 2619, Class IM, IO, 5.000%, 10/15/21	36
146	Series 2624, Class IU, IO, 5.000%, 06/15/33	1
7,942	Series 2626, Class NS, IF, IO, 6.274%, 06/15/23	699
1,000	Series 2628, Class WA, 4.000%, 07/15/28	1,020
2,664	Series 2629, Class BY, IO, 4.500%, 03/15/18	167
4,528	Series 2630, Class S, IF, IO, 6.874%, 01/15/17	218
8,558	Series 2631, Class LC, 4.500%, 06/15/18	9,298
9,750	Series 2631, Class SA, IF, 14.344%, 06/15/33	11,122
17,943	Series 2636, Class Z, 4.500%, 06/15/18	19,219
2,012	Series 2637, Class SA, IF, IO, 5.824%, 06/15/18	193
920	Series 2638, Class DS, IF, 8.324%, 07/15/23	992
1,312	Series 2638, Class SA, IF, IO, 6.824%, 11/15/16	49
1,232	Series 2640, Class UG, IO, 5.000%, 01/15/32	134
8,557	Series 2640, Class UP, IO, 5.000%, 01/15/32	616
322	Series 2640, Class UR, IO, 4.500%, 08/15/17	8
798	Series 2640, Class VE, 3.250%, 07/15/22	826
1,263	Series 2642, Class SL, IF, 6.644%, 07/15/33	1,274
279	Series 2643, Class HI, IO, 4.500%, 12/15/16	6
595	Series 2646, Class SH, IF, 13.221%, 07/15/33	649
3,933	Series 2649, Class QE, 4.500%, 08/15/17	4,075
956	Series 2650, Class PO, PO, 12/15/32	922
4,464	Series 2650, Class SO, PO, 12/15/32	4,293
18,674	Series 2651, Class VZ, 4.500%, 07/15/18	19,998
6,106	Series 2655, Class EO, PO, 02/15/33	5,853
999	Series 2656, Class SH, HB, IF, 20.772%, 02/15/25	1,032
3,306	Series 2658, Class PE, 4.500%, 11/15/16	3,417
357	Series 2663, Class EO, PO, 08/15/33	345
1,895	Series 2667, Class SW, IF, 6.536%, 01/15/18	1,956

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,220	Series 2668, Class S, IF, 11.448%, 09/15/33	3,308
4,042	Series 2668, Class SB, IF, 6.955%, 10/15/15	4,205
2,960	Series 2671, Class S, IF, 14.252%, 09/15/33	3,377
3,598	Series 2672, Class ME, 5.000%, 11/15/22	3,963
706	Series 2672, Class SJ, IF, 6.910%, 09/15/16	743
11,345	Series 2675, Class CK, 4.000%, 09/15/18	12,231
1,431	Series 2676, Class TS, IF, 15.673%, 01/15/32	1,544
8,000	Series 2677, Class LE, 4.500%, 09/15/18	8,889
4,580	Series 2682, Class YS, IF, 8.533%, 10/15/33	4,758
84	Series 2683, Class VA, 5.500%, 02/15/21	85
18,000	Series 2684, Class PO, PO, 01/15/33	16,101
277	Series 2684, Class SN, HB, IF, 26.870%, 10/15/33	319
5,019	Series 2684, Class TO, PO, 10/15/33	4,643
919	Series 2686, Class GB, 5.000%, 05/15/20	945
1,996	Series 2686, Class NS, IF, IO, 7.324%, 10/15/21	114
17,659	Series 2690, Class SJ, IF, 8.736%, 10/15/33	18,678
2,500	Series 2691, Class ND, 5.000%, 10/15/28	2,610
2,696	Series 2691, Class SE, IF, 9.160%, 12/15/28	2,989
2,080	Series 2691, Class SM, IF, 8.736%, 10/15/33	2,170
2,840	Series 2691, Class WS, IF, 8.586%, 10/15/33	2,949
2,681	Series 2692, Class SC, IF, 12.735%, 07/15/33	2,920
1,327	Series 2694, Class SQ, IF, 8.533%, 10/15/33	1,366
2,000	Series 2695, Class DE, 4.000%, 01/15/17	2,077
3,573	Series 2695, Class OB, PO, 10/15/33	2,947
696	Series 2696, Class CO, PO, 10/15/18	666
313	Series 2696, Class SM, IF, 13.648%, 12/15/26	321
1,027	Series 2697, Class LE, 4.500%, 11/15/20	1,055
4,434	Series 2698, Class SV, IF, 8.586%, 11/15/33	4,556
6,851	Series 2700, Class S, IF, 8.586%, 11/15/33	7,148
1,791	Series 2702, Class PC, 5.000%, 01/15/23	1,960
2,238	Series 2705, Class SC, IF, 8.586%, 11/15/33	2,323
3,587	Series 2705, Class SD, IF, 8.645%, 11/15/33	3,730
7,400	Series 2707, Class QE, 4.500%, 11/15/18	8,237
5,000	Series 2709, Class PG, 5.000%, 11/15/23	5,617
2,240	Series 2715, Class OG, 5.000%, 01/15/23	2,471
4,480	Series 2716, Class UN, 4.500%, 12/15/23	4,919
2,240	Series 2720, Class PC, 5.000%, 12/15/23	2,373
17,303	Series 2727, Class BS, IF, 8.661%, 01/15/34	18,004
413	Series 2727, Class PO, PO, 01/15/34	379
10,505	Series 2733, Class SB, IF, 7.762%, 10/15/33	11,813
319	Series 2739, Class S, IF, 11.448%, 01/15/34	321
411	Series 2743, Class HC, 4.500%, 12/15/15	414
2,150	Series 2743, Class HD, 4.500%, 08/15/17	2,264
5,000	Series 2743, Class HE, 4.500%, 02/15/19	5,545
2,597	Series 2744, Class FE, VAR, 0.000%, 02/15/34	2,438
551	Series 2744, Class PD, 5.500%, 08/15/33	569
2,535	Series 2744, Class PE, 5.500%, 02/15/34	2,876
6,422	Series 2744, Class TU, 5.500%, 05/15/32	6,787
3,731	Series 2748, Class KO, PO, 10/15/23	3,558
686	Series 2750, Class PO, PO, 06/15/30	669
994	Series 2752, Class PD, 5.000%, 03/15/26	1,002
1,426	Series 2753, Class S, IF, 11.448%, 02/15/34	1,454
1,821	Series 2754, Class JG, 4.500%, 03/15/33	1,827
1,954	Series 2755, Class PA, PO, 02/15/29	1,931
2,663	Series 2755, Class SA, IF, 13.648%, 05/15/30	2,954
3,857	Series 2758, Class AO, PO, 03/15/19	3,590
1,141	Series 2762, Class LO, PO, 03/15/34	1,075
677	Series 2764, Class UC, 5.000%, 05/15/27	692
960	Series 2766, Class SX, IF, 15.565%, 03/15/34	1,014
452	Series 2769, Class PO, PO, 03/15/34	450
675	Series 2771, Class FG, VAR, 03/15/34	636
4,766	Series 2776, Class SK, IF, 8.661%, 04/15/34	4,936
178	Series 2777, Class SX, IF, 11.759%, 04/15/34	179
338	Series 2778, Class BS, IF, 15.060%, 04/15/34	347
3,939	Series 2778, Class US, IF, IO, 6.924%, 06/15/33	209
781	Series 2780, Class JG, 4.500%, 04/15/19	819
1,000	Series 2780, Class SY, IF, 15.893%, 11/15/33	1,285
5,672	Series 2802, Class OH, 6.000%, 05/15/34	6,546
1,554	Series 2809, Class UB, 4.000%, 09/15/17	1,603
2,000	Series 2809, Class UC, 4.000%, 06/15/19	2,165
1,334	Series 2812, Class AB, 4.500%, 10/15/18	1,397
191	Series 2812, Class EL, 7.500%, 02/15/27	192
6,582	Series 2812, Class NO, PO, 10/15/33	5,397
6,350	Series 2827, Class QE, 5.500%, 03/15/33	6,854
255	Series 2827, Class SQ, IF, 7.500%, 01/15/19	265
3,204	Series 2833, Class KO, PO, 08/15/34	3,083
3,839	Series 2835, Class BO, PO, 12/15/28	3,709
704	Series 2835, Class QO, PO, 12/15/32	649
185	Series 2836, Class SG, IF, 11.790%, 05/15/34	191
859	Series 2840, Class JO, PO, 06/15/23	826
27	Series 2841, Class YA, 5.500%, 07/15/27	27
1,201	Series 2863, Class JA, 4.500%, 09/15/19	1,239
2,000	Series 2864, Class GB, 4.000%, 09/15/19	2,152
4,800	Series 2865, Class GO, PO, 10/15/33	4,343
835	Series 2872, Class JD, 4.500%, 01/15/16	839
717	Series 2890, Class DO, PO, 11/15/34	676
4,337	Series 2897, Class EO, PO, 10/15/31	4,090

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,383	Series 2903, Class UZ, 5.500%, 07/15/31	3,499
2,665	Series 2903, Class Z, 5.000%, 12/15/24	2,936
7,872	Series 2921, Class MD, 5.000%, 06/15/33	8,048
1,843	Series 2925, Class MW, VAR, 0.000%, 01/15/35	1,837
2,236	Series 2929, Class MS, HB, IF, 26.946%, 02/15/35	3,437
18,240	Series 2934, Class EC, PO, 02/15/20	16,862
1,385	Series 2934, Class EN, PO, 02/15/18	1,359
5,433	Series 2934, Class HI, IO, 5.000%, 02/15/20	650
3,778	Series 2934, Class KI, IO, 5.000%, 02/15/20	442
2,075	Series 2945, Class SA, IF, 11.797%, 03/15/20	2,423
2,319	Series 2965, Class GD, 4.500%, 04/15/20	2,580
1,834	Series 2967, Class S, HB, IF, 32.307%, 04/15/25	2,913
10,244	Series 2968, Class EH, 6.000%, 04/15/35	11,862
100	Series 2975, Class KO, PO, 05/15/35	100
4,963	Series 2981, Class FA, VAR, 0.676%, 05/15/35	4,934
4,099	Series 2988, Class AF, VAR, 0.576%, 06/15/35	4,075
1,885	Series 2988, Class GS, IF, 15.935%, 06/15/35	2,224
200	Series 2988, Class SD, IF, 15.810%, 03/15/35	230
1,180	Series 2989, Class PO, PO, 06/15/23	1,136
1,772	Series 2990, Class GO, PO, 02/15/35	1,495
5,690	Series 2990, Class LK, VAR, 0.646%, 10/15/34	5,682
4,659	Series 2990, Class SL, HB, IF, 23.482%, 06/15/34	7,188
2,443	Series 2990, Class WP, IF, 16.316%, 06/15/35	2,989
5,355	Series 2991, Class EG, 5.500%, 11/15/34	5,551
5,000	Series 2992, Class LB, 5.000%, 06/15/20	5,664
12,240	Series 2995, Class FK, VAR, 0.526%, 05/15/34	12,196
1,739	Series 2996, Class SL, IF, 15.085%, 06/15/35	1,879
6,000	Series 2999, Class NC, 4.500%, 12/15/18	6,380
4,500	Series 2999, Class ND, 4.500%, 07/15/20	4,985
739	Series 3007, Class AI, IO, 5.500%, 07/15/24	73
429	Series 3014, Class OD, PO, 08/15/35	379
435	Series 3022, Class GF, VAR, 0.576%, 08/15/35	435
209	Series 3022, Class OH, PO, 08/15/35	207
928	Series 3022, Class SX, IF, 16.185%, 08/15/25	1,187
2,148	Series 3029, Class SO, PO, 09/15/35	1,932
350	Series 3034, Class FB, VAR, 09/15/35	343
5,373	Series 3042, Class PF, VAR, 0.526%, 08/15/35	5,350
520	Series 3044, Class GU, VAR, 10/15/35	489
420	Series 3044, Class VO, PO, 10/15/35	386
3,012	Series 3047, Class OB, 5.500%, 12/15/33	3,264
24,828	Series 3049, Class XF, VAR, 0.626%, 05/15/33	24,746
2,204	Series 3051, Class DP, HB, IF, 26.814%, 10/15/25	3,104
415	Series 3058, Class YO, PO, 10/15/35	380
2,268	Series 3064, Class OB, 5.500%, 07/15/29	2,356
1,844	Series 3064, Class SG, IF, 19.080%, 11/15/35	2,414
6,963	Series 3065, Class DF, VAR, 0.656%, 04/15/35	6,951
868	Series 3066, Class FH, VAR, 1.312%, 01/15/34	867
1,180	Series 3068, Class AO, PO, 01/15/35	1,141
2,457	Series 3100, Class MA, VAR, 3.170%, 12/15/35	2,405
2,631	Series 3101, Class UZ, 6.000%, 01/15/36	2,907
8,817	Series 3102, Class FB, VAR, 0.576%, 01/15/36	8,778
956	Series 3102, Class HS, HB, IF, 23.555%, 01/15/36	1,429
10,285	Series 3117, Class AO, PO, 02/15/36	9,580
2,099	Series 3117, Class EO, PO, 02/15/36	1,939
2,179	Series 3117, Class OK, PO, 02/15/36	2,024
6,285	Series 3122, Class OH, PO, 03/15/36	5,717
5,882	Series 3122, Class OP, PO, 03/15/36	5,488
120	Series 3122, Class ZB, 6.000%, 03/15/36	121
828	Series 3134, Class PO, PO, 03/15/36	766
5,812	Series 3137, Class XP, 6.000%, 04/15/36	6,431
4,922	Series 3138, Class PO, PO, 04/15/36	4,572
11,751	Series 3147, Class PO, PO, 04/15/36	10,913
843	Series 3149, Class SO, PO, 05/15/36	748
80	Series 3158, Class LX, VAR, 0.000%, 05/15/36	80
3,000	Series 3162, Class OB, 6.000%, 11/15/30	3,130
8,241	Series 3171, Class MO, PO, 06/15/36	7,511
426	Series 3174, Class CA, 5.500%, 02/15/26	430
1,367	Series 3174, Class PX, 5.000%, 06/15/17	1,503
3,943	Series 3179, Class OA, PO, 07/15/36	3,636
3,583	Series 3181, Class AZ, 6.500%, 07/15/36	4,000
9,361	Series 3184, Class OA, PO, 02/15/33	8,909
1,494	Series 3186, Class MT, IF, 4.676%, 07/15/36	1,502
4,636	Series 3194, Class SA, IF, IO, 6.824%, 07/15/36	384
7,030	Series 3195, Class PD, 6.500%, 07/15/36	8,073
13,250	Series 3200, Class AY, 5.500%, 08/15/36	14,769
35,354	Series 3202, Class HI, IF, IO, 6.374%, 08/15/36	5,462
1,670	Series 3213, Class OA, PO, 09/15/36	1,517
1,418	Series 3218, Class AO, PO, 09/15/36	1,329
14,391	Series 3219, Class DI, IO, 6.000%, 04/15/36	1,929
3,704	Series 3225, Class EO, PO, 10/15/36	3,273
5,743	Series 3232, Class ST, IF, IO, 6.424%, 10/15/36	772
1,511	Series 3233, Class OP, PO, 05/15/36	1,386

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,028	Series 3234, Class MA, 4.500%, 03/15/28	1,040
302	Series 3245, Class MO, PO, 11/15/36	298
917	Series 3253, Class A, 5.000%, 08/15/20	978
27,951	Series 3253, Class PO, PO, 12/15/21	26,598
605	Series 3256, Class KF, VAR, 12/15/36	600
1,622	Series 3256, Class PO, PO, 12/15/36	1,427
3,347	Series 3260, Class CS, IF, IO, 5.864%, 01/15/37	361
1,515	Series 3261, Class OA, PO, 01/15/37	1,405
1,038	Series 3263, Class TP, VAR, 08/15/35	1,035
929	Series 3263, Class WE, VAR, 08/15/35	922
9,000	Series 3266, Class D, 5.000%, 01/15/22	10,068
148	Series 3269, Class WF, VAR, 0.000%, 01/15/37	145
8,200	Series 3274, Class B, 6.000%, 02/15/37	8,956
2,470	Series 3274, Class JO, PO, 02/15/37	2,282
6,942	Series 3275, Class FL, VAR, 0.716%, 02/15/37	6,924
3,813	Series 3286, Class PO, PO, 03/15/37	3,522
6,084	Series 3290, Class SB, IF, IO, 6.174%, 03/15/37	763
5,000	Series 3299, Class KB, 5.000%, 08/15/29	5,075
3,000	Series 3302, Class UT, 6.000%, 04/15/37	3,371
5,376	Series 3305, Class MG, IF, 2.496%, 07/15/34	5,357
432	Series 3318, Class AO, PO, 05/15/37	405
3,500	Series 3329, Class WK, 6.000%, 12/15/31	3,675
3,011	Series 3331, Class PO, PO, 06/15/37	2,820
4,000	Series 3334, Class MC, 5.000%, 04/15/33	4,186
4,986	Series 3344, Class SL, IF, IO, 6.324%, 07/15/37	678
6,822	Series 3347, Class PO, PO, 07/15/37	6,748
2,073	Series 3356, Class PA, 6.000%, 11/15/26	2,092
3,524	Series 3369, Class VA, 6.000%, 07/15/18	3,791
1,760	Series 3371, Class FA, VAR, 0.876%, 09/15/37	1,765
2,797	Series 3373, Class TO, PO, 04/15/37	2,599
20,951	Series 3383, Class SA, IF, IO, 6.174%, 11/15/37	2,643
27,063	Series 3387, Class SA, IF, IO, 6.144%, 11/15/37	2,819
3,798	Series 3389, Class DQ, 5.750%, 10/15/35	4,049
6,794	Series 3398, Class PO, PO, 01/15/36	6,457
27,783	Series 3404, Class SC, IF, IO, 5.724%, 01/15/38	3,024
1,618	Series 3422, Class SE, IF, 16.760%, 02/15/38	1,937
13,605	Series 3424, Class PI, IF, IO, 6.524%, 04/15/38	1,597
17,090	Series 3430, Class AI, IO, 1.417%, 09/15/12	259
29,907	Series 3437, Class AI, IO, 1.335%, 09/15/11	277
652	Series 3443, Class SY, IF, 9.000%, 03/15/37	696
14,500	Series 3453, Class B, 5.500%, 05/15/38	15,619
9,446	Series 3455, Class SE, IF, IO, 5.924%, 06/15/38	895
2,334	Series 3461, Class LZ, 6.000%, 06/15/38	2,572
16,303	Series 3481, Class SJ, IF, IO, 5.574%, 08/15/38	1,496
7,500	Series 3493, Class LA, 4.000%, 10/15/23	8,115
6,500	Series 3501, Class CB, 5.500%, 01/15/39	7,002
17,052	Series 3505, Class SA, IF, IO, 5.724%, 01/15/39	1,389
16,511	Series 3511, Class SA, IF, IO, 5.724%, 02/15/39	1,462
2,593	Series 3515, Class PI, IO, 5.500%, 07/15/37	272
4,173	Series 3523, Class SD, IF, 18.904%, 06/15/36	5,462
1,783	Series 3531, Class MZ, 4.500%, 05/15/39	1,786
6,091	Series 3546, Class A, VAR, 5.994%, 02/15/39	6,476
7,976	Series 3564, Class JA, 4.000%, 01/15/18	8,504
10,538	Series 3607, Class BO, PO, 04/15/36	9,312
8,124	Series 3607, Class EO, PO, 02/15/33	7,778
6,064	Series 3607, Class TO, PO, 10/15/39	5,474
16,132	Series 3611, Class PO, PO, 07/15/34	15,087
4,600	Series 3632, Class BS, IF, 16.580%, 02/15/40	6,632
2,660	Series 3645, Class KZ, 5.500%, 08/15/36	2,949
6,800	Series 3654, Class DC, 5.000%, 04/15/30	7,561
4,039	Series 3654, Class VB, 5.500%, 10/15/27	4,567
26,414	Series 3680, Class MA, 4.500%, 07/15/39	28,422
19,953	Series 3687, Class MA, 4.500%, 02/15/37	21,431
12,017	Series 3688, Class CU, VAR, 6.831%, 11/15/21	13,243
35,388	Series 3688, Class GT, VAR, 7.150%, 11/15/46	39,734
98,511	Series 3704, Class CT, 7.000%, 12/15/36	109,994
44,342	Series 3704, Class DT, 7.500%, 11/15/36	50,439
41,360	Series 3704, Class ET, 7.500%, 12/15/36	47,047
15,476	Series R007, Class ZA, 6.000%, 05/15/36	16,902
	Federal Home Loan Mortgage Corp. STRIPS,
8	Series 134, Class B, IO, 9.000%, 04/01/22	2
16,054	Series 233, Class 11, IO, 5.000%, 09/15/35	2,179
13,042	Series 233, Class 12, IO, 5.000%, 09/15/35	1,736
25,264	Series 233, Class 13, IO, 5.000%, 09/15/35	3,404
88,727	Series 239, Class S30, IF, IO, 7.424%, 08/15/36	11,359
7,921	Series 243, Class 16, IO, 4.500%, 11/15/20	771
4,932	Series 243, Class 17, IO, 4.500%, 12/15/20	482
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,352	Series T-41, Class 3A, VAR, 7.500%, 07/25/32	1,584
5,927	Series T-42, Class A5, 7.500%, 02/25/42	6,945
4,109	Series T-48, Class 1A, VAR, 6.759%, 07/25/33	4,760

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
892		Series T-51, Class 2A, VAR, 7.500%, 08/25/42	1,045
5,576		Series T-54, Class 2A, 6.500%, 02/25/43	6,283
1,910		Series T-54, Class 3A, 7.000%, 02/25/43	2,212
1,596		Series T-57, Class 1A3, 7.500%, 07/25/43	1,870
598		Series T-57, Class 1AP, PO, 07/25/43	521
7,748		Series T-58, Class 4A, 7.500%, 09/25/43	9,079
718		Series T-58, Class APO, PO, 09/25/43	573
7,404		Series T-59, Class 1A2, 7.000%, 10/25/43	8,372
831		Series T-59, Class 1AP, PO, 10/25/43	697
38,179		Series T-76, Class 2A, VAR, 4.794%, 10/25/37	39,368
		Federal National Mortgage Association Grantor Trust,
2,803		Series 1999-T2, Class A1, VAR, 7.500%, 01/19/39	3,295
3,069		Series 2001-T3, Class A1, 7.500%, 11/25/40	3,608
3,708		Series 2001-T10, Class A2, 7.500%, 12/25/41	4,359
3,516		Series 2002-T16, Class A2, 7.000%, 07/25/42	4,076
1,616		Series 2004-T1, Class 1A2, 6.500%, 01/25/44	1,820
8,135		Series 2004-T2, Class 1A4, 7.500%, 11/25/43	9,563
11,839		Series 2004-T3, Class 1A2, 6.500%, 02/25/44	13,332
4,368		Series 2004-T3, Class 1A3, 7.000%, 02/25/44	5,064
		Federal National Mortgage Association REMICS,
24		Series 1988-7, Class Z, 9.250%, 04/25/18	27
98		Series 1989-70, Class G, 8.000%, 10/25/19	116
45		Series 1989-78, Class H, 9.400%, 11/25/19	53
42		Series 1989-83, Class H, 8.500%, 11/25/19	50
48		Series 1989-89, Class H, 9.000%, 11/25/19	57
29		Series 1990-1, Class D, 8.800%, 01/25/20	33
12		Series 1990-7, Class B, 8.500%, 01/25/20	14
15		Series 1990-60, Class K, 5.500%, 06/25/20	16
21		Series 1990-63, Class H, 9.500%, 06/25/20	24
16		Series 1990-93, Class G, 5.500%, 08/25/20	17
—	(h)	Series 1990-94, Class H, HB, 505.000%, 08/25/20	3
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	8
110		Series 1990-102, Class J, 6.500%, 08/25/20	123
95		Series 1990-120, Class H, 9.000%, 10/25/20	111
11		Series 1990-134, Class SC, HB, IF, 21.178%, 11/25/20	17
1		Series 1990-140, Class K, HB, 652.145%, 12/25/20	9
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	2
27		Series 1991-24, Class Z, 5.000%, 03/25/21	30
32		Series 1991-42, Class S, IF, 17.183%, 05/25/21	42
5		Series 1992-101, Class J, 7.500%, 06/25/22	6
805		Series 1992-117, Class MA, 8.000%, 07/25/22	958
135		Series 1992-136, Class PK, 6.000%, 08/25/22	147
146		Series 1992-143, Class MA, 5.500%, 09/25/22	164
940		Series 1992-150, Class M, 8.000%, 09/25/22	1,118
299		Series 1992-163, Class M, 7.750%, 09/25/22	346
448		Series 1992-188, Class PZ, 7.500%, 10/25/22	526
218		Series 1993-21, Class KA, 7.700%, 03/25/23	252
554		Series 1993-25, Class J, 7.500%, 03/25/23	614
85		Series 1993-27, Class SA, IF, 15.500%, 02/25/23	137
1,387		Series 1993-37, Class PX, 7.000%, 03/25/23	1,525
480		Series 1993-54, Class Z, 7.000%, 04/25/23	527
5,093		Series 1993-56, Class PZ, 7.000%, 05/25/23	5,905
231		Series 1993-62, Class SA, IF, 16.340%, 04/25/23	321
2,958		Series 1993-99, Class Z, 7.000%, 07/25/23	3,429
131		Series 1993-122, Class M, 6.500%, 07/25/23	143
2,636		Series 1993-136, Class ZB, VAR, 6.792%, 07/25/23	3,056
4,080		Series 1993-141, Class Z, 7.000%, 08/25/23	4,730
118		Series 1993-165, Class SD, IF, 11.043%, 09/25/23	144
147		Series 1993-165, Class SK, IF, 12.500%, 09/25/23	189
160		Series 1993-167, Class GA, 7.000%, 09/25/23	164
211		Series 1993-178, Class PK, 6.500%, 09/25/23	237
100		Series 1993-179, Class SB, HB, IF, 21.888%, 10/25/23	154
66		Series 1993-179, Class SC, IF, 10.500%, 10/25/23	79
3,988		Series 1993-183, Class KA, 6.500%, 10/25/23	4,451
1,641		Series 1993-189, Class PL, 6.500%, 10/25/23	1,830
319		Series 1993-199, Class FA, VAR, 0.831%, 10/25/23	320
188		Series 1993-205, Class H, PO, 09/25/23	172
259		Series 1993-220, Class SG, IF, 15.438%, 11/25/13	297
160		Series 1993-225, Class SG, HB, IF, 26.331%, 12/25/13	201
277		Series 1993-225, Class UB, 6.500%, 12/25/23	299
73		Series 1993-230, Class FA, VAR, 0.881%, 12/25/23	74
281		Series 1993-247, Class FE, VAR, 1.281%, 12/25/23	287

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
344		Series 1993-247, Class SA, HB, IF, 23.051%, 12/25/23	547
130		Series 1993-247, Class SU, IF, 11.153%, 12/25/23	159
1,116		Series 1993-250, Class Z, 7.000%, 12/25/23	1,194
2,052		Series 1993-257, Class C, PO, 06/25/23	1,986
21		Series 1994-9, Class E, PO, 11/25/23	19
1,117		Series 1994-37, Class L, 6.500%, 03/25/24	1,258
5,452		Series 1994-40, Class Z, 6.500%, 03/25/24	6,106
3,835		Series 1994-63, Class PK, 7.000%, 04/25/24	4,329
164		Series 1995-2, Class Z, 8.500%, 01/25/25	197
373		Series 1995-19, Class Z, 6.500%, 11/25/23	420
2,062		Series 1996-14, Class SE, IF, IO, 7.780%, 08/25/23	377
87		Series 1996-27, Class FC, VAR, 0.781%, 03/25/17	87
1,650		Series 1996-48, Class Z, 7.000%, 11/25/26	1,913
201		Series 1996-59, Class J, 6.500%, 08/25/22	226
360		Series 1996-59, Class K, 6.500%, 07/25/23	372
445		Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	21
1,507		Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	70
289		Series 1997-27, Class J, 7.500%, 04/18/27	320
320		Series 1997-29, Class J, 7.500%, 04/20/27	365
1,142		Series 1997-32, Class PG, 6.500%, 04/25/27	1,286
1,301		Series 1997-39, Class PD, 7.500%, 05/20/27	1,487
321		Series 1997-42, Class EN, 7.250%, 07/18/27	340
118		Series 1997-42, Class ZC, 6.500%, 07/18/27	133
—	(h)	Series 1997-51, Class PM, IO, 7.000%, 05/18/12	—	(h)
1,760		Series 1997-61, Class ZC, 7.000%, 02/25/23	2,040
504		Series 1997-81, Class PI, IO, 7.000%, 12/18/27	115
74		Series 1998-4, Class C, PO, 04/25/23	67
1,425		Series 1998-36, Class ZB, 6.000%, 07/18/28	1,578
392		Series 1998-43, Class SA, IF, IO, 16.747%, 04/25/23	155
643		Series 1998-66, Class SB, IF, IO, 7.886%, 12/25/28	116
349		Series 1999-17, Class C, 6.350%, 04/25/29	390
2,326		Series 1999-18, Class Z, 5.500%, 04/18/29	2,568
684		Series 1999-38, Class SK, IF, IO, 7.786%, 08/25/23	136
185		Series 1999-52, Class NS, HB, IF, 22.642%, 10/25/23	267
466		Series 1999-62, Class PB, 7.500%, 12/18/29	520
2,574		Series 2000-2, Class ZE, 7.500%, 02/25/30	2,865
744		Series 2000-20, Class SA, IF, IO, 8.836%, 07/25/30	168
113		Series 2000-52, Class IO, IO, 8.500%, 01/25/31	31
1,047		Series 2001-4, Class PC, 7.000%, 03/25/21	1,159
732		Series 2001-5, Class OW, 6.000%, 03/25/16	771
427		Series 2001-7, Class PF, 7.000%, 03/25/31	488
1,697		Series 2001-7, Class PR, 6.000%, 03/25/16	1,799
1,795		Series 2001-10, Class PR, 6.000%, 04/25/16	1,899
1,163		Series 2001-30, Class PM, 7.000%, 07/25/31	1,329
424		Series 2001-31, Class VD, 6.000%, 05/25/31	429
3,100		Series 2001-33, Class ID, IO, 6.000%, 07/25/31	536
2,067		Series 2001-36, Class DE, 7.000%, 08/25/31	2,357
2,401		Series 2001-44, Class MY, 7.000%, 09/25/31	2,741
719		Series 2001-44, Class PD, 7.000%, 09/25/31	820
500		Series 2001-44, Class PU, 7.000%, 09/25/31	569
6,256		Series 2001-48, Class Z, 6.500%, 09/25/21	7,119
705		Series 2001-49, Class Z, 6.500%, 09/25/31	791
338		Series 2001-52, Class KB, 6.500%, 10/25/31	380
38		Series 2001-52, Class XM, 6.500%, 11/25/10	38
1,253		Series 2001-52, Class XN, 6.500%, 11/25/15	1,358
5,000		Series 2001-60, Class PX, 6.000%, 11/25/31	5,602
1,487		Series 2001-60, Class QS, HB, IF, 23.577%, 09/25/31	2,398
3,837		Series 2001-61, Class Z, 7.000%, 11/25/31	4,374
1,264		Series 2001-71, Class MB, 6.000%, 12/25/16	1,375
2,174		Series 2001-71, Class QE, 6.000%, 12/25/16	2,363
291		Series 2001-72, Class SX, IF, 16.852%, 12/25/31	381
6,836		Series 2001-74, Class MB, 6.000%, 12/25/16	7,437
1,149		Series 2001-80, Class PE, 6.000%, 07/25/29	1,182
225		Series 2001-81, Class LO, PO, 01/25/32	204
1,795		Series 2002-1, Class G, 7.000%, 07/25/23	2,028
984		Series 2002-1, Class HC, 6.500%, 02/25/22	1,064
641		Series 2002-1, Class SA, HB, IF, 24.330%, 02/25/32	983
281		Series 2002-1, Class UD, HB, IF, 23.516%, 12/25/23	457
1,810		Series 2002-2, Class UC, 6.000%, 02/25/17	1,961
4,903		Series 2002-3, Class OG, 6.000%, 02/25/17	5,326
2,840		Series 2002-5, Class PK, 6.000%, 02/25/22	3,341
861		Series 2002-7, Class OG, 6.000%, 03/25/17	935
2,899		Series 2002-7, Class TG, 6.000%, 03/25/17	3,148
1,019		Series 2002-11, Class QG, 5.500%, 03/25/17	1,108

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,479	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	167
60	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	67
4,613	Series 2002-16, Class PG, 6.000%, 04/25/17	5,025
7,432	Series 2002-18, Class PC, 5.500%, 04/25/17	7,895
861	Series 2002-19, Class PE, 6.000%, 04/25/17	935
175	Series 2002-21, Class LO, PO, 04/25/32	163
2,280	Series 2002-21, Class PE, 6.500%, 04/25/32	2,532
3,135	Series 2002-24, Class AJ, 6.000%, 04/25/17	3,459
4,143	Series 2002-28, Class PK, 6.500%, 05/25/32	4,653
1,651	Series 2002-31, Class S, IF, 18.687%, 05/25/17	2,101
2,024	Series 2002-37, Class Z, 6.500%, 06/25/32	2,275
9,966	Series 2002-38, Class QE, 6.000%, 06/25/17	10,825
1,120	Series 2002-42, Class C, 6.000%, 07/25/17	1,242
5,072	Series 2002-48, Class GH, 6.500%, 11/25/32	5,616
5,000	Series 2002-54, Class PG, 6.000%, 09/25/22	5,733
713	Series 2002-55, Class QE, 5.500%, 09/25/17	774
9,665	Series 2002-56, Class UC, 5.500%, 09/25/17	10,575
3,546	Series 2002-57, Class AE, 5.500%, 09/25/17	3,875
971	Series 2002-63, Class KC, 5.000%, 10/25/17	1,054
968	Series 2002-71, Class AP, 5.000%, 11/25/32	1,059
8,650	Series 2002-71, Class KM, 5.000%, 11/25/17	9,393
1,296	Series 2002-77, Class S, IF, 14.000%, 12/25/32	1,538
12,724	Series 2002-81, Class JO, PO, 04/25/32	12,331
2,270	Series 2002-83, Class CS, 6.881%, 08/25/23	2,558
1,743	Series 2002-84, Class VB, 5.500%, 04/25/15	1,902
1,470	Series 2002-90, Class A1, 6.500%, 06/25/42	1,656
347	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	20
6,216	Series 2002-94, Class BK, 5.500%, 01/25/18	6,912
1,674	Series 2003-9, Class NZ, 6.500%, 02/25/33	1,870
1,767	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	236
4,550	Series 2003-22, Class UD, 4.000%, 04/25/33	4,879
952	Series 2003-27, Class DW, 4.500%, 04/25/17	984
1,400	Series 2003-32, Class KC, 5.000%, 05/25/18	1,542
7,205	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	1,334
2,614	Series 2003-34, Class AX, 6.000%, 05/25/33	2,922
2,256	Series 2003-34, Class ED, 6.000%, 05/25/33	2,606
640	Series 2003-34, Class GB, 6.000%, 03/25/33	727
1,199	Series 2003-34, Class GE, 6.000%, 05/25/33	1,390
1,115	Series 2003-35, Class EA, PO, 05/25/33	1,004
875	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	127
1,960	Series 2003-39, Class LW, 5.500%, 05/25/23	2,258
2,800	Series 2003-41, Class PE, 5.500%, 05/25/23	3,227
1,092	Series 2003-42, Class GB, 4.000%, 05/25/33	1,171
4,625	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	157
2,715	Series 2003-47, Class PE, 5.750%, 06/25/33	3,075
1,527	Series 2003-52, Class SX, HB, IF, 22.159%, 10/25/31	2,218
358	Series 2003-60, Class NJ, 5.000%, 07/25/21	366
3,493	Series 2003-64, Class SX, IF, 12.971%, 07/25/33	3,947
102	Series 2003-65, Class ML, 4.000%, 07/25/33	102
5,000	Series 2003-67, Class TJ, 4.750%, 07/25/18	5,567
386	Series 2003-67, Class VQ, 7.000%, 01/25/19	403
276	Series 2003-68, Class QP, 3.000%, 07/25/22	283
4,132	Series 2003-71, Class DS, IF, 7.051%, 08/25/33	4,171
20,162	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	2,962
5,442	Series 2003-73, Class HF, VAR, 0.714%, 01/25/31	5,443
697	Series 2003-74, Class SH, IF, 9.695%, 08/25/33	727
2,824	Series 2003-76, Class SH, IF, 13.673%, 09/25/31	3,301
10,295	Series 2003-80, Class SY, IF, IO, 7.386%, 06/25/23	939
7,000	Series 2003-81, Class HC, 4.750%, 09/25/18	7,645
1,580	Series 2003-81, Class LC, 4.500%, 09/25/18	1,737
2,000	Series 2003-82, Class VB, 5.500%, 08/25/33	2,206
8,876	Series 2003-83, Class PG, 5.000%, 06/25/23	9,697
7,244	Series 2003-91, Class BL, 5.000%, 02/25/29	7,302
1,623	Series 2003-91, Class SD, IF, 12.060%, 09/25/33	1,844
4,253	Series 2003-91, Class XT, 4.500%, 12/25/17	4,319
1,220	Series 2003-92, Class GA, 4.500%, 09/25/18	1,259
320	Series 2003-92, Class SH, IF, 9.175%, 09/25/18	339
4,556	Series 2003-106, Class US, IF, 8.679%, 11/25/23	4,811
449	Series 2003-106, Class WS, IF, 9.239%, 02/25/23	461
7,719	Series 2003-116, Class SB, IF, IO, 7.336%, 11/25/33	999
8,161	Series 2003-117, Class JB, 3.500%, 06/25/33	8,534

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,240	Series 2003-122, Class TE, 5.000%, 12/25/22	2,472
865	Series 2003-124, Class SV, IF, 11.247%, 03/25/31	899
1,522	Series 2003-128, Class KE, 4.500%, 01/25/14	1,595
3,300	Series 2003-128, Class NG, 4.000%, 01/25/19	3,585
1,528	Series 2003-130, Class SX, IF, 11.124%, 01/25/34	1,702
1,482	Series 2003-131, Class SK, IF, 15.673%, 01/25/34	1,805
846	Series 2003-132, Class OA, PO, 08/25/33	805
5,895	Series 2004-3, Class BE, 4.000%, 02/25/19	6,387
4,866	Series 2004-4, Class QI, IF, IO, 6.836%, 06/25/33	750
3,619	Series 2004-4, Class QM, IF, 13.672%, 06/25/33	4,245
3,383	Series 2004-10, Class SC, HB, IF, 27.545%, 02/25/34	4,837
3,757	Series 2004-14, Class SD, IF, 8.679%, 03/25/34	3,905
4,433	Series 2004-17, Class H, 5.500%, 04/25/34	4,578
1,000	Series 2004-21, Class AE, 4.000%, 04/25/19	1,084
2,624	Series 2004-21, Class CO, PO, 04/25/34	2,327
721	Series 2004-22, Class A, 4.000%, 04/25/19	740
3,275	Series 2004-25, Class PC, 5.500%, 01/25/34	3,741
5,410	Series 2004-25, Class SA, IF, 18.800%, 04/25/34	7,332
8,100	Series 2004-27, Class HB, 4.000%, 05/25/19	8,773
12,332	Series 2004-36, Class FA, VAR, 0.664%, 05/25/34	12,339
2,157	Series 2004-36, Class PC, 5.500%, 02/25/34	2,464
5,273	Series 2004-36, Class SA, IF, 18.800%, 05/25/34	7,020
1,891	Series 2004-36, Class SN, IF, 13.672%, 07/25/33	2,224
8,997	Series 2004-46, Class EP, PO, 03/25/34	8,540
5,843	Series 2004-46, Class HS, IF, IO, 5.736%, 05/25/30	324
1,283	Series 2004-46, Class QB, HB, IF, 22.945%, 05/25/34	1,744
1,117	Series 2004-46, Class SK, IF, 15.775%, 05/25/34	1,337
1,486	Series 2004-51, Class SY, IF, 13.713%, 07/25/34	1,733
1,400	Series 2004-53, Class NC, 5.500%, 07/25/24	1,517
1,578	Series 2004-59, Class BG, PO, 12/25/32	1,435
2,877	Series 2004-61, Class CO, PO, 10/25/31	2,789
300	Series 2004-61, Class SH, HB, IF, 22.933%, 11/25/32	439
903	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	989
5,000	Series 2004-65, Class EY, 5.500%, 08/25/24	5,738
12,000	Series 2004-72, Class CB, 4.000%, 09/25/19	13,004
1,364	Series 2004-74, Class SW, IF, 14.961%, 11/25/31	1,953
2,251	Series 2004-76, Class CL, 4.000%, 10/25/19	2,424
4,805	Series 2004-79, Class S, IF, 19.075%, 08/25/32	6,186
1,588	Series 2004-79, Class SP, IF, 19.075%, 11/25/34	2,048
2,000	Series 2004-81, Class AC, 4.000%, 11/25/19	2,159
9,600	Series 2004-81, Class JG, 5.000%, 11/25/24	10,785
1,428	Series 2004-89, Class EA, IF, 12.740%, 01/25/34	1,608
1,981	Series 2004-92, Class BX, 5.500%, 09/25/34	2,211
720	Series 2004-92, Class JO, PO, 12/25/34	715
2,120	Series 2004-101, Class HD, 5.000%, 01/25/20	2,381
1,982	Series 2005-14, Class BA, 4.500%, 04/25/19	2,076
5,600	Series 2005-16, Class LE, 5.500%, 07/25/33	6,147
5,264	Series 2005-25, Class PF, VAR, 0.614%, 04/25/35	5,248
842	Series 2005-27, Class TH, 5.500%, 07/25/31	869
1,305	Series 2005-40, Class ZM, 5.000%, 05/25/35	1,415
1,360	Series 2005-42, Class PS, IF, 16.341%, 05/25/35	1,862
2,539	Series 2005-45, Class BG, 4.500%, 06/25/25	2,602
210	Series 2005-47, Class AN, 5.000%, 12/25/16	213
559	Series 2005-52, Class PA, 6.500%, 06/25/35	613
5,399	Series 2005-56, Class S, IF, IO, 6.446%, 07/25/35	901
2,525	Series 2005-56, Class TP, IF, 17.359%, 08/25/33	3,094
1,931	Series 2005-57, Class CD, HB, IF, 24.136%, 01/25/35	2,876
675	Series 2005-57, Class DC, HB, IF, 20.918%, 12/25/34	881
8,323	Series 2005-57, Class EG, VAR, 0.564%, 03/25/35	8,307
1,000	Series 2005-59, Class SU, HB, IF, 24.181%, 06/25/35	1,519
1,430	Series 2005-66, Class SG, IF, 16.716%, 07/25/35	1,833
8,500	Series 2005-67, Class EY, 5.500%, 08/25/25	9,488
1,500	Series 2005-68, Class BC, 5.250%, 06/25/35	1,653

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
7,277	Series 2005-68, Class PG, 5.500%, 08/25/35	8,081
2,500	Series 2005-68, Class UC, 5.000%, 06/25/35	2,731
8,280	Series 2005-72, Class SB, IF, 16.216%, 08/25/35	10,329
2,194	Series 2005-73, Class PS, IF, 16.041%, 08/25/35	2,813
1,876	Series 2005-74, Class CP, HB, IF, 23.783%, 05/25/35	2,805
8,173	Series 2005-74, Class CS, IF, 19.295%, 05/25/35	11,125
5,619	Series 2005-74, Class SK, IF, 19.405%, 05/25/35	7,665
9,451	Series 2005-84, Class XM, 5.750%, 10/25/35	10,539
496	Series 2005-86, Class GB, 5.000%, 10/25/35	493
7,579	Series 2005-88, Class QO, PO, 11/25/33	7,096
3,012	Series 2005-90, Class ES, IF, 16.216%, 10/25/35	3,769
1,796	Series 2005-90, Class PO, PO, 09/25/35	1,710
6,630	Series 2005-93, Class MF, VAR, 0.514%, 08/25/34	6,602
2,961	Series 2005-96, Class BP, 5.900%, 02/25/15	2,990
757	Series 2005-98, Class GO, PO, 11/25/35	702
15,202	Series 2005-106, Class US, HB, IF, 23.600%, 11/25/35	23,007
7,685	Series 2005-109, Class PB, 6.000%, 01/25/34	8,169
1,000	Series 2005-109, Class PC, 6.000%, 12/25/35	1,150
17,649	Series 2005-110, Class GJ, 5.500%, 11/25/30	18,474
17,500	Series 2005-110, Class GK, 5.500%, 08/25/34	19,319
5,659	Series 2005-110, Class GL, 5.500%, 12/25/35	6,437
3,623	Series 2005-110, Class MJ, 5.500%, 01/25/33	3,891
2,840	Series 2005-110, Class MN, 5.500%, 06/25/35	3,227
1,687	Series 2005-116, Class PB, 6.000%, 04/25/34	1,837
35,000	Series 2005-118, Class ME, 6.000%, 01/25/32	36,561
15,000	Series 2005-118, Class PN, 6.000%, 01/25/32	16,485
13,186	Series 2005-123, Class FG, VAR, 0.714%, 07/25/34	13,160
199	Series 2005-123, Class LO, PO, 01/25/36	198
4,000	Series 2006-7, Class TC, 6.000%, 09/25/33	4,292
6,400	Series 2006-8, Class JZ, 5.500%, 03/25/36	7,109
1,447	Series 2006-11, Class PS, HB, IF, 23.600%, 03/25/36	2,172
6,400	Series 2006-12, Class BZ, 5.500%, 03/25/36	7,100
340	Series 2006-12, Class PA, 5.500%, 03/25/25	342
3,094	Series 2006-15, Class OT, PO, 01/25/36	3,001
5,112	Series 2006-16, Class FC, VAR, 0.564%, 03/25/36	5,089
6,400	Series 2006-16, Class HZ, 5.500%, 03/25/36	7,063
1,265	Series 2006-16, Class OA, PO, 03/25/36	1,172
2,761	Series 2006-22, Class AO, PO, 04/25/36	2,341
4,392	Series 2006-23, Class FK, VAR, 0.514%, 04/25/36	4,372
2,277	Series 2006-23, Class KO, PO, 04/25/36	2,110
6,031	Series 2006-27, Class OH, PO, 04/25/36	5,473
1,338	Series 2006-33, Class LS, HB, IF, 28.963%, 05/25/36	1,971
2,000	Series 2006-39, Class WC, 5.500%, 01/25/36	2,228
2,945	Series 2006-42, Class CF, VAR, 0.714%, 06/25/36	2,947
4,513	Series 2006-43, Class DO, PO, 06/25/36	4,044
1,056	Series 2006-43, Class G, 6.500%, 09/25/33	1,080
1,660	Series 2006-43, Class PO, PO, 06/25/36	1,452
3,878	Series 2006-43, Class VB, 6.500%, 10/25/17	4,173
17,102	Series 2006-44, Class FP, VAR, 0.664%, 06/25/36	17,094
2,833	Series 2006-44, Class GO, PO, 06/25/36	2,627
8,961	Series 2006-44, Class P, PO, 12/25/33	8,262
3,815	Series 2006-46, Class FW, VAR, 0.664%, 06/25/36	3,813
610	Series 2006-46, Class SW, HB, IF, 23.232%, 06/25/36	909
2,000	Series 2006-46, Class UC, 5.500%, 12/25/35	2,229
10,427	Series 2006-50, Class JO, PO, 06/25/36	9,340
14,893	Series 2006-50, Class PS, PO, 06/25/36	13,852
17,204	Series 2006-53, Class US, IF, IO, 6.316%, 06/25/36	2,057
1,175	Series 2006-58, Class AP, PO, 07/25/36	1,090
3,185	Series 2006-58, Class FL, VAR, 0.724%, 07/25/36	3,188
1,764	Series 2006-58, Class PO, PO, 07/25/36	1,567
1,046	Series 2006-59, Class CO, PO, 08/25/35	1,022
5,538	Series 2006-59, Class QO, PO, 01/25/33	5,264
1,423	Series 2006-60, Class AK, HB, IF, 27.745%, 07/25/36	2,334
1,388	Series 2006-62, Class PS, HB, IF, 38.318%, 07/25/36	2,643
9,171	Series 2006-63, Class ZH, 6.500%, 07/25/36	10,717
3,325	Series 2006-65, Class QO, PO, 07/25/36	3,019
3,651	Series 2006-66, Class NV, 6.500%, 02/25/24	3,879
14,684	Series 2006-71, Class ZL, 6.000%, 07/25/36	16,812
6,016	Series 2006-72, Class GO, PO, 08/25/36	5,438
1,664	Series 2006-72, Class TO, PO, 08/25/36	1,490
1,430	Series 2006-75, Class CM, 6.500%, 12/25/33	1,457

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
10,500	Series 2006-77, Class PC, 6.500%, 08/25/36	11,815
2,606	Series 2006-78, Class BZ, 6.500%, 08/25/36	2,895
3,358	Series 2006-79, Class DF, VAR, 0.614%, 08/25/36	3,356
2,449	Series 2006-79, Class DO, PO, 08/25/36	2,233
2,098	Series 2006-79, Class OP, PO, 08/25/36	1,784
1,296	Series 2006-85, Class MZ, 6.500%, 09/25/36	1,441
2,462	Series 2006-86, Class OB, PO, 09/25/36	2,228
2,335	Series 2006-90, Class AO, PO, 09/25/36	2,141
1,410	Series 2006-94, Class GK, HB, IF, 31.931%, 10/25/26	2,248
2,445	Series 2006-95, Class SG, HB, IF, 25.145%, 10/25/36	3,619
313	Series 2006-102, Class PA, 5.000%, 08/25/26	317
669	Series 2006-109, Class PO, PO, 11/25/36	619
8,328	Series 2006-110, Class PO, PO, 11/25/36	7,341
2,660	Series 2006-111, Class EO, PO, 11/25/36	2,462
3,892	Series 2006-113, Class PO, PO, 07/25/36	3,648
614	Series 2006-115, Class ES, HB, IF, 25.505%, 12/25/36	988
2,039	Series 2006-115, Class OK, PO, 12/25/36	1,775
23,732	Series 2006-117, Class GS, IF, IO, 6.386%, 12/25/36	2,073
6,145	Series 2006-118, Class A1, VAR, 0.324%, 12/25/36	6,032
20,867	Series 2006-118, Class A2, VAR, 0.324%, 12/25/36	20,498
3,173	Series 2006-119, Class PO, PO, 12/25/36	2,841
1,300	Series 2006-128, Class BP, 5.500%, 01/25/37	1,518
1,580	Series 2006-128, Class PO, PO, 01/25/37	1,400
8,473	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	1,363
724	Series 2007-1, Class SD, HB, IF, 37.417%, 02/25/37	964
645	Series 2007-2, Class FA, VAR, 0.464%, 02/25/37	641
10,813	Series 2007-7, Class SG, IF, IO, 6.236%, 08/25/36	1,212
8,775	Series 2007-10, Class FD, VAR, 0.514%, 02/25/37	8,688
33,350	Series 2007-14, Class ES, IF, IO, 6.176%, 03/25/37	4,448
2,887	Series 2007-14, Class OP, PO, 03/25/37	2,579
2,449	Series 2007-15, Class NO, PO, 03/25/22	2,319
19,673	Series 2007-16, Class FC, VAR, 1.014%, 03/25/37	19,862
2,422	Series 2007-22, Class SC, IF, IO, 5.816%, 03/25/37	201
1,750	Series 2007-24, Class GW, 5.500%, 03/25/29	1,932
4,803	Series 2007-29, Class SG, HB, IF, 21.787%, 04/25/37	6,795
18,461	Series 2007-35, Class SI, IF, IO, 5.836%, 04/25/37	1,748
2,855	Series 2007-42, Class AO, PO, 05/25/37	2,712
11,000	Series 2007-42, Class B, 6.000%, 05/25/37	12,581
6,775	Series 2007-43, Class FL, VAR, 0.564%, 05/25/37	6,749
1,500	Series 2007-47, Class PC, 5.000%, 07/25/33	1,598
30,905	Series 2007-53, Class SH, IF, IO, 5.836%, 06/25/37	3,737
47,786	Series 2007-54, Class FA, VAR, 0.664%, 06/25/37	47,777
5,386	Series 2007-54, Class WI, IF, IO, 5.836%, 06/25/37	631
46,580	Series 2007-60, Class AX, IF, IO, 6.886%, 07/25/37	6,791
4,066	Series 2007-62, Class SE, IF, 15.841%, 07/25/37	4,809
8,095	Series 2007-64, Class FB, VAR, 0.634%, 07/25/37	8,099
47,855	Series 2007-65, Class KI, IF, IO, 6.356%, 07/25/37	4,101
1,405	Series 2007-65, Class PA, 6.000%, 03/25/31	1,441
39,537	Series 2007-72, Class EK, IF, IO, 6.136%, 07/25/37	3,962
2,215	Series 2007-75, Class EO, PO, 01/25/36	2,157
3,608	Series 2007-76, Class ZG, 6.000%, 08/25/37	3,988
9,300	Series 2007-77, Class FG, VAR, 0.764%, 03/25/37	9,317
2,000	Series 2007-78, Class CB, 6.000%, 08/25/37	2,253
2,000	Series 2007-79, Class PC, 5.000%, 01/25/32	2,151
5,253	Series 2007-79, Class SB, HB, IF, 23.050%, 08/25/37	7,693
4,000	Series 2007-81, Class GE, 6.000%, 08/25/37	4,540
2,880	Series 2007-83, Class PA, 6.000%, 03/25/29	2,904
4,464	Series 2007-84, Class PG, 6.000%, 12/25/36	4,971
2,052	Series 2007-85, Class SL, IF, 15.491%, 09/25/37	2,394
11,479	Series 2007-88, Class VI, IF, IO, 6.276%, 09/25/37	1,497
12,118	Series 2007-91, Class ES, IF, IO, 6.196%, 10/25/37	1,747
3,682	Series 2007-92, Class YA, 6.500%, 06/25/37	4,023

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,137	Series 2007-92, Class YS, IF, IO, 5.516%, 06/25/37	574
4,483	Series 2007-97, Class FC, VAR, 0.764%, 07/25/37	4,489
8,852	Series 2007-97, Class KI, IO, 7.000%, 05/25/33	1,738
3,468	Series 2007-97, Class MS, IF, 14.183%, 12/25/31	3,726
2,863	Series 2007-98, Class FB, VAR, 0.714%, 06/25/37	2,478
3,867	Series 2007-98, Class VA, 6.000%, 11/25/17	4,151
24,162	Series 2007-100, Class SM, IF, IO, 6.186%, 10/25/37	3,221
8,263	Series 2007-106, Class A7, VAR, 6.061%, 10/25/37	8,762
11,962	Series 2007-108, Class AN, VAR, 8.743%, 11/25/37	14,631
3,328	Series 2007-108, Class SA, IF, IO, 6.096%, 12/25/37	333
14,679	Series 2007-112, Class SA, IF, IO, 6.186%, 12/25/37	2,074
51,000	Series 2007-114, Class A6, VAR, 0.464%, 10/27/37	50,909
29,098	Series 2007-116, Class HI, IO, VAR, 6.329%, 01/25/38	1,991
1,024	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	63
29,131	Series 2008-1, Class BI, IF, IO, 5.646%, 02/25/38	3,006
28,373	Series 2008-4, Class SD, IF, IO, 5.736%, 02/25/38	2,936
7,221	Series 2008-10, Class XI, IF, IO, 5.966%, 03/25/38	768
14,733	Series 2008-16, Class IS, IF, IO, 5.936%, 03/25/38	1,270
2,863	Series 2008-18, Class SP, IF, 13.473%, 03/25/38	3,238
10,880	Series 2008-20, Class SA, IF, IO, 6.726%, 03/25/38	1,455
9,416	Series 2008-27, Class SN, IF, IO, 6.636%, 04/25/38	1,114
3,039	Series 2008-28, Class QS, IF, 19.909%, 04/25/38	3,949
16,004	Series 2008-32, Class SA, IF, IO, 6.586%, 04/25/38	2,276
24,798	Series 2008-35, Class AI, IO, VAR, 0.827%, 01/25/12	93
47,410	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	541
2,439	Series 2008-42, Class AO, PO, 09/25/36	2,279
590	Series 2008-44, Class PO, PO, 05/25/38	560
14,412	Series 2008-46, Class HI, IO, VAR, 6.623%, 06/25/38	1,061
7,802	Series 2008-47, Class SI, IF, IO, 6.236%, 06/25/23	792
2,649	Series 2008-53, Class CA, 5.000%, 07/25/23	2,956
7,191	Series 2008-53, Class CI, IF, IO, 6.936%, 07/25/38	807
1,072	Series 2008-59, Class IG, IO, 5.500%, 11/25/34	38
1,500	Series 2008-60, Class JC, 5.000%, 07/25/38	1,646
2,778	Series 2008-61, Class BH, 4.500%, 07/25/23	3,056
3,778	Series 2008-61, Class CB, 5.000%, 07/25/23	4,285
371	Series 2008-66, Class GD, 6.000%, 06/25/30	384
24,056	Series 2008-80, Class SA, IF, IO, 5.586%, 09/25/38	2,191
10,935	Series 2008-81, Class SB, IF, IO, 5.586%, 09/25/38	913
1,715	Series 2009-4, Class BD, 4.500%, 02/25/39	1,801
16,439	Series 2009-6, Class GS, IF, IO, 6.286%, 02/25/39	1,931
10,348	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	1,259
12,813	Series 2009-15, Class MI, IO, 5.000%, 03/25/24	1,476
4,779	Series 2009-18, Class IO, IO, 5.000%, 03/25/24	595
1,319	Series 2009-47, Class MT, 7.000%, 07/25/39	1,448
9,940	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	1,445
10,000	Series 2009-59, Class HB, 5.000%, 08/25/39	11,010
1,296	Series 2009-63, Class P, 5.000%, 03/25/37	1,386
10,031	Series 2009-69, Class WA, VAR, 6.014%, 09/25/39	10,949
20,744	Series 2009-84, Class WS, IF, IO, 5.636%, 10/25/39	1,626
21,822	Series 2009-99, Class SC, IF, IO, 5.916%, 12/25/39	1,837
10,604	Series 2009-99, Class WA, VAR, 6.290%, 12/25/39	12,207
23,960	Series 2009-103, Class MB, 4.000%, 12/25/39	25,364
4,176	Series 2009-113, Class AO, PO, 01/25/40	3,860
3,790	Series 2010-1, Class WA, VAR, 6.130%, 02/25/40	4,210
9,225	Series 2010-16, Class WA, 6.428%, 03/25/40	10,090
7,912	Series 2010-16, Class WB, 6.237%, 03/25/40	8,817

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
28,261		Series 2010-35, Class SB, IF, IO, 6.156%, 04/25/40	2,545
2,333		Series 2010-39, Class OT, PO, 10/25/35	2,068
2,931		Series 2010-47, Class AV, 5.000%, 05/25/21	3,219
9,760		Series 2010-58, Class MB, 5.500%, 06/25/40	11,341
69,146		Series 2010-64, Class DM, 5.000%, 06/25/40	75,058
20		Series G-14, Class L, 8.500%, 06/25/21	25
1		Series G-17, Class S, HB, VAR, 1,051.957%, 06/25/21	30
100		Series G-18, Class Z, 8.750%, 06/25/21	119
27		Series G-22, Class G, 6.000%, 12/25/16	30
94		Series G-28, Class S, IF, 14.819%, 09/25/21	125
153		Series G-35, Class M, 8.750%, 10/25/21	177
30		Series G-51, Class SA, HB, IF, 23.194%, 12/25/21	47
47		Series G92-15, Class Z, 7.000%, 01/25/22	47
—	(h)	Series G92-27, Class SQ, HB, IF, 1,698.030%, 05/25/22	68
688		Series G92-35, Class E, 7.500%, 07/25/22	777
—	(h)	Series G92-35, Class G, HB, 1,184.775%, 07/25/22	8
61		Series G92-42, Class Z, 7.000%, 07/25/22	69
2,181		Series G92-44, Class ZQ, 8.000%, 07/25/22	2,594
1,026		Series G92-45, Class Z, 6.000%, 08/25/22	1,124
61		Series G92-52, Class FD, VAR, 0.302%, 09/25/22	61
848		Series G92-54, Class ZQ, 7.500%, 09/25/22	964
64		Series G92-59, Class F, VAR, 2.497%, 10/25/22	65
126		Series G92-61, Class Z, 7.000%, 10/25/22	141
92		Series G92-62, Class B, PO, 10/25/22	83
430		Series G93-1, Class KA, 7.900%, 01/25/23	499
163		Series G93-5, Class Z, 6.500%, 02/25/23	184
127		Series G93-14, Class J, 6.500%, 03/25/23	141
290		Series G93-17, Class SI, IF, 6.000%, 04/25/23	310
280		Series G93-27, Class FD, VAR, 1.161%, 08/25/23	285
72		Series G93-37, Class H, PO, 09/25/23	65
173		Series G95-1, Class C, 8.800%, 01/25/25	204
		Federal National Mortgage Association STRIPS,
10		Series 23, Class 2, IO, 10.000%, 09/01/17	2
5		Series 50, Class 2, IO, 10.500%, 03/01/19	1
67		Series 218, Class 2, IO, 7.500%, 04/01/23	14
38		Series 265, Class 2, 9.000%, 03/01/24	45
1,315		Series 329, Class 1, PO, 01/01/33	1,193
4,024		Series 339, Class 18, IO, 4.500%, 07/01/18	327
5,809		Series 339, Class 21, IO, 4.500%, 07/01/18	505
2,811		Series 339, Class 28, IO, 5.500%, 07/01/18	290
1,965		Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	261
6,428		Series 365, Class 8, IO, 5.500%, 05/01/36	783
817		Series 368, Class 3, IO, 4.500%, 11/01/20	68
4,603		Series 374, Class 5, IO, 5.500%, 08/01/36	557
6,079		Series 383, Class 33, IO, 6.000%, 01/01/38	937
2,120		Series 393, Class 6, IO, 5.500%, 04/25/37	345
		Federal National Mortgage Association Whole Loan,
140		Series 2002-W5, Class A10, IF, IO, 7.836%, 11/25/30	2
3,026		Series 2003-W1, Class 1A1, 6.500%, 12/25/42	3,407
711		Series 2003-W1, Class 2A, VAR, 7.500%, 12/25/42	835
2,892		Series 2003-W2, Class 1A1, 6.500%, 07/25/42	3,256
1,809		Series 2003-W2, Class 2A9, 5.900%, 07/25/42	1,975
623		Series 2003-W4, Class 2A, 6.500%, 10/25/42	701
6,732		Series 2003-W6, Class 3A, 6.500%, 09/25/42	7,524
7,963		Series 2003-W8, Class 2A, 7.000%, 10/25/42	9,232
1,497		Series 2003-W8, Class 3F1, VAR, 0.664%, 05/25/42	1,485
8,775		Series 2004-W1, Class 2A2, 7.000%, 12/25/33	10,173
2,898		Series 2004-W2, Class 2A2, 7.000%, 02/25/44	3,360
2,710		Series 2004-W8, Class 3A, 7.500%, 06/25/44	3,186
6,800		Series 2004-W10, Class A6, 5.750%, 08/25/34	7,339
8,947		Series 2004-W15, Class 2AF, VAR, 0.514%, 08/25/44	8,819
4,865		Series 2005-W1, Class 1A2, 6.500%, 10/25/44	5,478
48,793		Series 2005-W3, Class 2AF, VAR, 0.484%, 03/25/45	48,584
4,120		Series 2005-W4, Class 1A1, 6.000%, 08/25/35	4,498
34,788		Series 2006-W2, Class 1AF1, VAR, 0.484%, 02/25/36	34,488
7,796		Series 2006-W3, Class 2A, 6.000%, 09/25/46	8,510
80,374		Series 2007-W1, Class 1AF1, VAR, 0.524%, 11/25/46	79,952
6,718		Series 2007-W3, Class 1A3, 6.750%, 04/25/37	7,565
4,289		Series 2007-W5, Class PO, PO, 06/25/37	3,556
4,616		Series 2007-W7, Class 1A4, HB, IF, 37.598%, 07/25/37	6,696
1,167		Series 2007-W10, Class 2A, VAR, 6.157%, 08/25/47	1,274
		Government National Mortgage Association,
1,738		Series 1994-3, Class PQ, 7.488%, 07/16/24	1,873

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,762	Series 1994-4, Class KQ, 7.988%, 07/16/24	2,093
6,337	Series 1994-7, Class PQ, 6.500%, 10/16/24	7,148
380	Series 1995-3, Class DQ, 8.050%, 06/16/25	452
94	Series 1995-7, Class CQ, 7.500%, 09/16/25	106
1,438	Series 1996-16, Class E, 7.500%, 08/16/26	1,663
1,057	Series 1997-8, Class PN, 7.500%, 05/16/27	1,113
238	Series 1997-11, Class D, 7.500%, 07/20/27	279
712	Series 1998-26, Class K, 7.500%, 09/17/25	835
5,515	Series 1999-4, Class ZB, 6.000%, 02/20/29	6,010
4,993	Series 1999-10, Class ZC, 6.500%, 04/20/29	5,632
57	Series 1999-15, Class E, 6.500%, 01/16/29	57
731	Series 1999-30, Class S, IF, IO, 8.324%, 08/16/29	105
34	Series 1999-33, Class SM, IF, 9.200%, 09/16/29	40
589	Series 1999-40, Class ZW, 7.500%, 11/20/29	657
1,093	Series 1999-41, Class Z, 8.000%, 11/16/29	1,298
455	Series 1999-44, Class PC, 7.500%, 12/20/29	531
5,441	Series 1999-44, Class ZC, 8.500%, 12/16/29	6,540
846	Series 1999-44, Class ZG, 8.000%, 12/20/29	1,005
1,098	Series 2000-6, Class Z, 7.500%, 02/20/30	1,287
416	Series 2000-9, Class Z, 8.000%, 06/20/30	494
5,432	Series 2000-9, Class ZJ, 8.500%, 02/16/30	6,529
617	Series 2000-12, Class ST, HB, IF, 37.942%, 02/16/30	1,258
1,534	Series 2000-14, Class PD, 7.000%, 02/16/30	1,648
416	Series 2000-16, Class ZN, 7.500%, 02/16/30	456
4,874	Series 2000-21, Class Z, 9.000%, 03/16/30	5,858
830	Series 2000-26, Class TZ, 8.500%, 09/20/30	998
232	Series 2000-26, Class Z, 7.750%, 09/20/30	276
45	Series 2000-30, Class ST, IF, 11.050%, 12/16/22	60
688	Series 2000-31, Class Z, 9.000%, 10/20/30	827
202	Series 2000-34, Class SG, IF, IO, 8.264%, 10/20/30	43
393	Series 2000-35, Class ZA, 9.000%, 11/20/30	447
61	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	16
1,374	Series 2000-37, Class B, 8.000%, 12/20/30	1,633
246	Series 2000-38, Class AH, 7.150%, 12/20/30	284
364	Series 2001-4, Class SJ, IF, IO, 7.881%, 01/19/30	94
371	Series 2001-6, Class SD, IF, IO, 8.274%, 03/16/31	109
1,313	Series 2001-7, Class PK, 6.500%, 03/20/31	1,376
1,939	Series 2001-8, Class Z, 6.500%, 03/20/31	2,050
2,763	Series 2001-22, Class PS, HB, IF, 20.301%, 03/17/31	3,999
68	Series 2001-32, Class WA, IF, 19.459%, 07/20/31	105
519	Series 2001-35, Class SA, IF, IO, 7.974%, 08/16/31	131
411	Series 2001-36, Class S, IF, IO, 7.774%, 08/16/31	86
4,500	Series 2001-53, Class PB, 6.500%, 11/20/31	4,901
3,587	Series 2001-64, Class MQ, 6.500%, 12/20/31	3,840
500	Series 2002-3, Class SP, IF, IO, 7.114%, 01/16/32	100
1,038	Series 2002-7, Class PG, 6.500%, 01/20/32	1,171
2,220	Series 2002-24, Class AG, IF, IO, 7.674%, 04/16/32	430
206	Series 2002-24, Class SB, IF, 11.511%, 04/16/32	250
292	Series 2002-31, Class S, IF, IO, 8.424%, 01/16/31	68
5,383	Series 2002-31, Class SE, IF, IO, 7.224%, 04/16/30	772
2,501	Series 2002-40, Class UK, 6.500%, 06/20/32	2,657
88	Series 2002-41, Class SV, IF, 9.000%, 06/16/32	99
9,894	Series 2002-45, Class QE, 6.500%, 06/20/32	10,843
3,131	Series 2002-47, Class PG, 6.500%, 07/16/32	3,532
1,117	Series 2002-47, Class PY, 6.000%, 07/20/32	1,224
4,977	Series 2002-47, Class ZA, 6.500%, 07/20/32	5,360
199	Series 2002-51, Class SG, HB, IF, 31.346%, 04/20/31	322
3,378	Series 2002-52, Class GH, 6.500%, 07/20/32	3,643
1,482	Series 2002-54, Class GB, 6.500%, 08/20/32	1,598
3,197	Series 2002-69, Class PO, PO, 02/20/32	3,087
914	Series 2002-70, Class AV, 6.000%, 03/20/12	937
2,950	Series 2002-70, Class PS, IF, IO, 7.434%, 08/20/32	293
1,411	Series 2002-75, Class PB, 6.000%, 11/20/32	1,635
1,721	Series 2002-88, Class VA, 6.000%, 12/20/17	1,733
1,536	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	96
1,407	Series 2003-4, Class NY, 5.500%, 12/20/13	1,509
1,105	Series 2003-8, Class PO, PO, 01/16/32	1,071
2,639	Series 2003-11, Class SK, IF, IO, 7.424%, 02/16/33	433
1,113	Series 2003-12, Class SP, IF, IO, 7.434%, 02/20/33	195
448	Series 2003-24, Class PO, PO, 03/16/33	391
5,234	Series 2003-25, Class PZ, 5.500%, 04/20/33	5,859

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,097	Series 2003-34, Class TO, PO, 02/16/32	1,068
1,960	Series 2003-40, Class TC, 7.500%, 03/20/33	2,076
3,156	Series 2003-40, Class TJ, 6.500%, 03/20/33	3,677
1,120	Series 2003-46, Class MG, 6.500%, 05/20/33	1,301
2,072	Series 2003-46, Class TC, 6.500%, 03/20/33	2,356
1,721	Series 2003-52, Class AP, PO, 06/16/33	1,597
3,196	Series 2003-58, Class BE, 6.500%, 01/20/33	3,605
736	Series 2003-60, Class NS, IF, 15.893%, 07/16/33	827
229	Series 2003-62, Class HC, 5.000%, 01/20/29	229
162	Series 2003-66, Class ED, 5.000%, 08/20/28	162
2,142	Series 2003-76, Class LS, IF, IO, 6.934%, 09/20/31	177
304	Series 2003-90, Class PO, PO, 10/20/33	266
4,190	Series 2003-97, Class SA, IF, IO, 6.274%, 11/16/33	695
354	Series 2003-98, Class PC, 5.000%, 02/20/29	357
3,823	Series 2003-112, Class SA, IF, IO, 6.274%, 12/16/33	565
20,000	Series 2003-112, Class TS, IF, IO, 6.684%, 10/20/32	3,307
1,000	Series 2003-114, Class SH, IF, 14.205%, 11/17/32	1,181
11,975	Series 2004-11, Class SW, IF, IO, 5.234%, 02/20/34	1,456
6,900	Series 2004-15, Class SA, IF, 18.930%, 12/20/32	8,224
887	Series 2004-27, Class VJ, 6.000%, 02/20/15	909
1,308	Series 2004-28, Class S, IF, 18.904%, 04/16/34	1,869
3,719	Series 2004-34, Class JO, PO, 02/20/34	3,600
4,293	Series 2004-46, Class PO, PO, 06/20/34	3,882
5,206	Series 2004-49, Class Z, 6.000%, 06/20/34	5,962
2,470	Series 2004-68, Class PO, PO, 05/20/31	2,393
2,396	Series 2004-71, Class SB, HB, IF, 28.157%, 09/20/34	3,490
2,396	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	2,600
1,998	Series 2004-73, Class AE, IF, 14.294%, 08/17/34	2,405
11,009	Series 2004-73, Class JL, IF, IO, 6.274%, 09/16/34	1,644
1,779	Series 2004-83, Class AP, IF, 13.660%, 10/16/34	2,121
1,098	Series 2004-85, Class PO, PO, 01/17/33	1,056
1,440	Series 2004-87, Class SB, IF, 7.359%, 03/17/33	1,522
1,257	Series 2004-89, Class LS, HB, IF, 23.372%, 10/16/34	1,948
26,501	Series 2004-90, Class SI, IF, IO, 5.834%, 10/20/34	3,255
11,634	Series 2004-96, Class SC, IF, IO, 5.814%, 11/20/34	1,596
13,073	Series 2005-3, Class SB, IF, IO, 5.834%, 01/20/35	1,615
18,979	Series 2005-3, Class SK, IF, IO, 6.484%, 01/20/35	2,608
1,386	Series 2005-6, Class GS, IF, 12.967%, 12/20/32	1,669
5,740	Series 2005-7, Class JM, IF, 16.127%, 05/18/34	6,900
19,636	Series 2005-17, Class SL, IF, IO, 6.434%, 07/20/34	3,140
2,659	Series 2005-35, Class FL, VAR, 0.616%, 03/20/32	2,651
2,468	Series 2005-44, Class SP, IF, 11.668%, 10/20/34	2,883
2,217	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	331
399	Series 2005-65, Class SA, HB, IF, 21.724%, 08/20/35	449
669	Series 2005-66, Class SP, IF, 19.914%, 08/16/35	899
8,863	Series 2005-68, Class DP, IF, 15.779%, 06/17/35	11,145
39,001	Series 2005-68, Class KI, IF, IO, 6.034%, 09/20/35	5,991
6,716	Series 2005-69, Class SY, IF, IO, 6.484%, 11/20/33	1,151
2,619	Series 2005-72, Class AZ, 5.500%, 09/20/35	2,955
1,920	Series 2005-82, Class PO, PO, 10/20/35	1,760
4,046	Series 2005-91, Class PI, IO, 6.000%, 12/20/35	558
1,908	Series 2005-93, Class JO, PO, 03/20/31	1,866
3,882	Series 2006-16, Class OP, PO, 03/20/36	3,619
4,650	Series 2006-20, Class QA, 5.750%, 02/20/36	5,032
5,212	Series 2006-33, Class Z, 6.500%, 07/20/36	5,730
1,012	Series 2006-34, Class PO, PO, 07/20/36	937
1,234	Series 2006-38, Class SW, IF, IO, 6.234%, 06/20/36	112
5,443	Series 2006-38, Class ZK, 6.500%, 08/20/36	6,067
13,000	Series 2006-40, Class VB, 6.000%, 11/20/26	13,704
1,856	Series 2006-57, Class PZ, 5.565%, 10/20/36	2,081
6,897	Series 2006-59, Class SD, IF, IO, 6.434%, 10/20/36	653

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
14,887	Series 2006-65, Class SA, IF, IO, 6.534%, 11/20/36	1,370
10,745	Series 2007-9, Class CI, IF, IO, 5.934%, 03/20/37	1,219
17,828	Series 2007-9, Class DI, IF, IO, 6.244%, 03/20/37	2,001
20,480	Series 2007-17, Class AF, VAR, 0.476%, 04/16/37	20,379
15,163	Series 2007-17, Class JI, IF, IO, 6.534%, 04/16/37	2,027
5,883	Series 2007-17, Class JO, PO, 04/16/37	5,598
8,052	Series 2007-19, Class SD, IF, IO, 5.934%, 04/20/37	867
4,714	Series 2007-25, Class FN, VAR, 0.576%, 05/16/37	4,695
19,673	Series 2007-26, Class SC, IF, IO, 5.934%, 05/20/37	1,913
42,554	Series 2007-26, Class SW, IF, IO, 5.934%, 05/20/37	4,255
12,661	Series 2007-27, Class SD, IF, IO, 5.934%, 05/20/37	1,281
1,478	Series 2007-28, Class BO, PO, 05/20/37	1,369
14,497	Series 2007-35, Class PO, PO, 06/16/37	12,739
1,657	Series 2007-35, Class TO, PO, 04/20/35	1,625
2,564	Series 2007-36, Class HO, PO, 06/16/37	2,391
10,989	Series 2007-36, Class SE, IF, IO, 6.194%, 06/16/37	1,292
14,610	Series 2007-36, Class SJ, IF, IO, 5.984%, 06/20/37	1,479
10,767	Series 2007-40, Class SD, IF, IO, 6.484%, 07/20/37	1,043
25,875	Series 2007-42, Class SC, IF, IO, 6.484%, 07/20/37	2,480
16,600	Series 2007-45, Class QA, IF, IO, 6.374%, 07/20/37	2,072
4,463	Series 2007-49, Class NO, PO, 12/20/35	4,351
5,867	Series 2007-50, Class AI, IF, IO, 6.509%, 08/20/37	563
10,201	Series 2007-53, Class ES, IF, IO, 6.284%, 09/20/37	1,065
4,127	Series 2007-53, Class SW, IF, 19.406%, 09/20/37	5,337
13,873	Series 2007-57, Class PO, PO, 03/20/37	12,653
15,204	Series 2007-57, Class QA, IF, IO, 6.234%, 10/20/37	1,667
15,565	Series 2007-67, Class SI, IF, IO, 6.244%, 11/20/37	2,052
6,000	Series 2007-70, Class TA, 5.750%, 08/20/36	6,444
12,528	Series 2007-71, Class SB, IF, IO, 6.434%, 07/20/36	944
13,344	Series 2007-72, Class US, IF, IO, 6.284%, 11/20/37	1,432
14,732	Series 2007-73, Class MI, IF, IO, 5.734%, 11/20/37	1,195
8,217	Series 2007-74, Class SL, IF, IO, 6.264%, 11/16/37	1,212
28,751	Series 2007-76, Class SB, IF, IO, 6.234%, 11/20/37	3,133
21,356	Series 2007-79, Class SY, IF, IO, 6.284%, 12/20/37	1,887
16,370	Series 2007-82, Class SA, IF, IO, 6.264%, 12/20/37	1,634
1,559	Series 2008-7, Class SK, IF, 19.151%, 11/20/37	1,886
2,171	Series 2008-7, Class SP, IF, 12.868%, 10/20/37	2,428
4,468	Series 2008-17, Class IO, IO, 5.500%, 02/20/38	492
4,308	Series 2008-20, Class PO, PO, 09/20/37	4,073
2,330	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	168
9,606	Series 2008-25, Class SB, IF, IO, 6.634%, 03/20/38	906
4,680	Series 2008-29, Class PO, PO, 02/17/33	4,376
19,615	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	2,875
6,657	Series 2008-33, Class XS, IF, IO, 7.424%, 04/16/38	777
6,000	Series 2008-36, Class AY, 5.000%, 04/16/23	6,848
17,796	Series 2008-36, Class SH, IF, IO, 6.034%, 04/20/38	1,508
34,256	Series 2008-40, Class SA, IF, IO, 6.124%, 05/16/38	4,812
15,614	Series 2008-41, Class SA, IF, IO, 6.074%, 05/20/38	1,334
1,979	Series 2008-43, Class NA, 5.500%, 11/20/37	2,091
3,500	Series 2008-50, Class KB, 6.000%, 06/20/38	3,920
5,693	Series 2008-55, Class SA, IF, IO, 5.934%, 06/20/38	531
23,572	Series 2008-60, Class CS, IF, IO, 5.884%, 07/20/38	2,611
4,277	Series 2008-60, Class PO, PO, 01/20/38	4,129
1,990	Series 2008-64, Class ED, 6.500%, 04/20/28	2,095
10,798	Series 2008-69, Class QD, 5.750%, 07/20/38	11,873
9,309	Series 2008-71, Class SC, IF, IO, 5.734%, 08/20/38	913

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
9,430	Series 2008-79, Class CS, IF, 6.534%, 06/20/35	9,682
20,338	Series 2008-93, Class AS, IF, IO, 5.434%, 12/20/38	1,403
12,786	Series 2008-96, Class SL, IF, IO, 5.734%, 12/20/38	1,012
14,619	Series 2009-6, Class SA, IF, IO, 5.824%, 02/16/39	1,130
13,871	Series 2009-6, Class SH, IF, IO, 5.774%, 02/20/39	1,311
21,892	Series 2009-10, Class SA, IF, IO, 5.684%, 02/20/39	1,878
7,404	Series 2009-10, Class SL, IF, IO, 6.224%, 03/16/34	681
15,493	Series 2009-11, Class SC, IF, IO, 5.874%, 02/16/39	1,428
5,983	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	716
11,877	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	1,241
38,671	Series 2009-22, Class SA, IF, IO, 6.004%, 04/20/39	3,281
21,756	Series 2009-24, Class DS, IF, IO, 6.034%, 03/20/39	1,802
10,349	Series 2009-25, Class SE, IF, IO, 7.334%, 09/20/38	1,220
21,725	Series 2009-31, Class ST, IF, IO, 6.084%, 03/20/39	1,964
26,151	Series 2009-31, Class TS, IF, IO, 6.034%, 03/20/39	2,607
6,388	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	744
6,459	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	747
17,323	Series 2009-35, Class SN, IF, IO, 6.124%, 12/16/38	1,640
33,422	Series 2009-42, Class SC, IF, IO, 5.814%, 06/20/39	3,046
22,955	Series 2009-43, Class SA, IF, IO, 5.684%, 06/20/39	1,933
11,689	Series 2009-44, Class MV, 6.000%, 04/20/20	13,285
4,204	Series 2009-44, Class VA, 5.500%, 05/16/20	4,610
8,470	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	783
3,070	Series 2009-75, Class MN, 5.500%, 09/20/39	3,544
19,214	Series 2009-79, Class OK, PO, 11/16/37	17,894
20,565	Series 2009-83, Class TS, IF, IO, 5.834%, 08/20/39	1,830
5,495	Series 2009-104, Class AB, 7.000%, 08/16/39	6,233
27,472	Series 2009-106, Class AS, IF, IO, 6.124%, 11/16/39	2,196
4,500	Series 2010-14, Class CO, PO, 08/20/35	3,566
6,198	Series 2010-41, Class WA, VAR, 5.867%, 10/20/33	6,799
4,000	Series 2010-103, Class WA, VAR, 5.768%, 08/20/34	4,485
	Vendee Mortgage Trust,
13,852	Series 1993-1, Class ZB, 7.250%, 02/15/23	16,227
2,647	Series 1994-1, Class 1, VAR, 5.627%, 02/15/24	2,986
9,742	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	10,988
3,831	Series 1996-1, Class 1Z, 6.750%, 02/15/26	4,181
1,765	Series 1996-2, Class 1Z, 6.750%, 06/15/26	2,043
5,260	Series 1997-1, Class 2Z, 7.500%, 02/15/27	6,161
3,568	Series 1998-1, Class 2E, 7.000%, 03/15/28	4,129
		4,272,669
	Non-Agency CMO — 12.9%
660	ABN Amro Mortgage Corp., Series 2003-9, Class A2, 4.500%, 08/25/18	656
	American General Mortgage Loan Trust,
3,863	Series 2006-1, Class A2, VAR, 5.750%, 12/25/35 (e)	3,885
4,283	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	4,606
24,489	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	25,120
16,389	Series 2009-1, Class A5, VAR, 5.750%, 09/25/48 (e)	16,896
33,300	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	32,083
10,977	Series 2010-1A, Class A1, VAR, 5.150%, 03/25/58 (e)	11,260
8,500	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.159%, 09/25/35	3,563
	ASG Resecuritization Trust,
9,282	Series 2009-1, Class A60, VAR, 5.489%, 06/26/37 (e)	9,375
27,371	Series 2009-2, Class A55, VAR, 5.570%, 05/24/36 (e)	27,576
51,341	Series 2009-3, Class A65, VAR, 5.438%, 03/26/37 (e)	51,226
28,911	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	29,200

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
7,371	Series 2009-5, Class A50, VAR, 5.600%, 02/28/37 (e)	7,408
15,086	Series 2010-1, Class A85, VAR, 0.727%, 02/27/36 (e)	14,030
21,914	Series 2010-2, Class A60, VAR, 5.189%, 01/28/37 (e)	21,805
27,139	Series 2010-3, Class 2A22, VAR, 0.523%, 10/28/36 (e)	26,461
	Banc of America Alternative Loan Trust,
475	Series 2003-1, Class APO, PO, 02/25/33	315
5,417	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	5,451
9,121	Series 2003-7, Class 2A4, 5.000%, 09/25/18	9,387
10,728	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	10,965
10,104	Series 2003-11, Class 1A1, 6.000%, 01/25/34	10,602
8,332	Series 2003-11, Class 2A1, 6.000%, 01/25/34	8,747
1,116	Series 2003-11, Class PO, PO, 01/25/34	774
3,209	Series 2004-1, Class 5A1, 5.500%, 02/25/19	3,212
605	Series 2004-6, Class 15PO, PO, 07/25/19	489
1,729	Series 2004-6, Class 3A2, 6.000%, 07/25/34	1,764
4,694	Series 2004-8, Class 3A1, 5.500%, 09/25/19	4,861
1,428	Series 2005-5, Class 1CB1, 5.500%, 06/25/35	1,107
4,721	Series 2005-9, Class CBIO, IO, 5.500%, 10/25/35	705
	Banc of America Funding Corp.,
1,297	Series 2003-3, Class 1A33, 5.500%, 10/25/33	1,323
1,573	Series 2004-1, Class PO, PO, 03/25/34	1,130
2,185	Series 2004-2, Class 1CB1, 5.750%, 09/20/34	2,187
11,446	Series 2004-3, Class 1A7, 5.500%, 10/25/34	11,411
6,525	Series 2004-C, Class 1A1, VAR, 5.032%, 12/20/34	6,673
2,418	Series 2005-6, Class 2A7, 5.500%, 10/25/35	2,259
2,564	Series 2005-7, Class 30PO, PO, 11/25/35	1,617
1,084	Series 2005-8, Class 30PO, PO, 01/25/36	681
4,236	Series 2005-E, Class 4A1, VAR, 2.959%, 03/20/35	4,056
2,711	Series 2006-1, Class XPO, PO, 01/25/36	1,754
6,438	Series 2010-R4, Class 5A1, VAR, 0.412%, 07/26/36 (e)	6,213
21,570	Series 2010-R5, Class 5A6, VAR, 0.562%, 05/26/37 (e)	21,404
4,564	Series 2010-R7, Class A1, VAR, 0.442%, 06/25/46 (e)	4,437
	Banc of America Mortgage Securities, Inc.,
5,842	Series 2003-3, Class 2A1, VAR, 0.814%, 05/25/18	5,558
1,199	Series 2003-5, Class 3A1, 7.500%, 02/25/31	1,248
2,778	Series 2003-6, Class 2A1, VAR, 0.714%, 08/25/18	2,678
361	Series 2003-7, Class A2, 4.750%, 09/25/18	373
2,283	Series 2003-8, Class 3A3, 5.500%, 11/25/33	2,259
1,011	Series 2003-8, Class APO, PO, 11/25/33	726
1,974	Series 2003-C, Class 3A1, VAR, 3.028%, 04/25/33	2,034
5,359	Series 2003-E, Class 2A2, VAR, 2.870%, 06/25/33	5,014
540	Series 2004-1, Class APO, PO, 02/25/34	442
7,285	Series 2004-3, Class 15IO, IO, VAR, 0.230%, 04/25/19	28
1,436	Series 2004-3, Class 1A23, 4.500%, 04/25/34	1,439
386	Series 2004-4, Class APO, PO, 05/25/34	280
3,664	Series 2004-5, Class 2A2, 5.500%, 06/25/34	3,551
3,103	Series 2004-5, Class 4A1, 4.750%, 06/25/19	3,109
1,180	Series 2004-6, Class 2A7, 5.500%, 07/25/34	1,214
2,248	Series 2004-6, Class APO, PO, 07/25/34	1,544
144	Series 2004-8, Class 5PO, PO, 05/25/32	109
768	Series 2004-8, Class XPO, PO, 10/25/34	622
2,925	Series 2004-9, Class 3A1, 6.500%, 09/25/32	3,013
312	Series 2004-9, Class 3PO, PO, 09/25/32	247
3,314	Series 2004-J, Class 3A1, VAR, 5.096%, 11/25/34	3,041
8,334	Series 2005-1, Class 2A1, 5.000%, 02/25/20	8,243
	BCAP LLC Trust,
15,476	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	15,321
24,054	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	24,294
6,452	Series 2009-RR13, Class 11A1, VAR, 5.250%, 05/26/37 (e)	6,420
6,912	Series 2009-RR14, Class 3A2, VAR, 2.918%, 08/26/35 (e)	6,497
4,023	Series 2009-RR14, Class 4A1, VAR, 5.649%, 03/26/36 (e)	4,001
8,040	Series 2010-RR4, Class 2A1, VAR, 1.012%, 06/26/37 (e)	7,798
10,000	Series 2010-RR5, Class 1A4, VAR, 5.000%, 11/26/37 (e)	10,050
13,800	Series 2010-RR5, Class 2A5, VAR, 5.183%, 04/26/37 (e)	13,679
10,000	Series 2010-RR6, Class 22A3, VAR, 5.640%, 06/26/36 (e)	10,000
7,804	Series 2010-RR6, Class 5A1, VAR, 5.500%, 11/26/37 (e)	7,843

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
19,321	Series 2010-RR7, Class 15A1, VAR, 1.142%, 01/26/36 (e)	17,582
15,468	Series 2010-RR7, Class 16A1, VAR, 1.086%, 02/26/47 (e)	14,308
32,000	Series 2010-RR7, Class 1A5, VAR, 5.033%, 04/26/35 (e)	32,160
53,854	Series 2010-RR7, Class 2A1, VAR, 5.104%, 07/26/45 (e)	54,393
11,020	Series 2010-RR8, Class 3A3, VAR, 5.121%, 05/26/35 (e)	11,255
	Bear Stearns Adjustable Rate Mortgage Trust,
4,788	Series 2003-2, Class A5, VAR, 2.791%, 01/25/33 (e)	4,357
695	Series 2003-7, Class 3A, VAR, 3.011%, 10/25/33	671
9,861	Series 2004-2, Class 14A, VAR, 5.137%, 05/25/34	10,306
19,227	Series 2005-5, Class A1, VAR, 2.300%, 08/25/35	18,223
13,376	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	11,948
	Cendant Mortgage Corp.,
1,827	Series 2003-8, Class 1P, PO, 10/25/33	1,112
575	Series 2004-1, Class P, PO, 02/25/34	358
	Chase Mortgage Finance Corp.,
2,005	Series 2003-S2, Class A1, 5.000%, 03/25/18	2,055
1,117	Series 2003-S6, Class A1, 5.000%, 06/25/18	1,150
3,446	Series 2003-S9, Class AP, PO, 10/25/18	2,861
6,431	Series 2003-S10, Class A1, 4.750%, 11/25/18	6,611
7,638	Series 2007-A1, Class 2A1, VAR, 2.894%, 02/25/37	7,534
4,493	Series 2007-A1, Class 9A1, VAR, 4.315%, 02/25/37	4,507
2,882	Series 2007-A2, Class 1A1, VAR, 2.901%, 07/25/37	2,807
	Citicorp Mortgage Securities, Inc.,
261	Series 1993-14, Class A3, VAR, 1.464%, 11/25/23	253
3,112	Series 2003-6, Class 1A2, 4.500%, 05/25/33	3,139
5,200	Series 2004-1, Class 3A1, 4.750%, 01/25/34	5,334
966	Series 2004-2, Class A1, 5.000%, 03/25/34	958
1,776	Series 2004-2, Class A2, VAR, 0.714%, 03/25/34	1,750
901	Series 2004-3, Class A8, 5.250%, 05/25/34	901
1,571	Series 2004-5, Class 2A5, 4.500%, 08/25/34	1,612
1,011	Series 2004-8, Class 1A1, 5.500%, 10/25/34	1,010
5,000	Series 2006-4, Class 1A2, 6.000%, 08/25/36	4,127
	Citigroup Mortgage Loan Trust, Inc.,
7,002	Series 2003-1, Class 2A5, 5.250%, 10/25/33	7,239
602	Series 2003-1, Class 2A6, PO, 10/25/33	429
780	Series 2003-1, Class PO2, PO, 10/25/33	493
743	Series 2003-1, Class PO3, PO, 09/25/33	475
86	Series 2003-1, Class WPO1, PO, 06/25/16	77
784	Series 2003-UP3, Class A3, 7.000%, 09/25/33	799
3,953	Series 2003-UST1, Class A1, 5.500%, 12/25/18	4,109
1,109	Series 2003-UST1, Class PO1, PO, 12/25/18	871
535	Series 2003-UST1, Class PO3, PO, 12/25/18	427
4,436	Series 2004-UST1, Class A6, VAR, 5.081%, 08/25/34	4,369
679	Series 2005-1, Class 2A1A, VAR, 3.074%, 04/25/35	396
1,981	Series 2005-5, Class 1A2, VAR, 2.679%, 08/25/35	1,083
4,931	Series 2009-5, Class 8A1, 6.000%, 06/25/36 (e)	4,562
15,662	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	15,701
7,918	Series 2010-7, Class 10A1, VAR, 2.866%, 02/25/35 (e)	7,878
12,855	Series 2010-7, Class 4A1, VAR, 1.312%, 09/25/37 (e)	12,843
	Countrywide Alternative Loan Trust,
2,854	Series 2002-8, Class A4, 6.500%, 07/25/32	2,768
628	Series 2002-12, Class PO, PO, 11/25/32	432
56	Series 2002-17, Class A7, 2.500%, 01/25/33	55
4,183	Series 2002-18, Class M, 6.000%, 02/25/33	3,746
793	Series 2003-6T2, Class A6, 5.500%, 06/25/33	626
10,358	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	9,655
10,000	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	9,990
2,630	Series 2004-14T2, Class A5, 5.500%, 08/25/34	2,125
11,437	Series 2005-1CB, Class 1A6, IF, IO, 6.836%, 03/25/35	1,640
1,524	Series 2005-5R, Class A1, 5.250%, 12/25/18	1,570
20,186	Series 2005-20CB, Class 3A8, IF, IO, 4.486%, 07/25/35	1,869
620	Series 2005-26CB, Class A10, IF, 12.572%, 07/25/35	634
7,967	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	6,600

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
272	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	259
378	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	300
9,300	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	7,485
40,850	Series 2005-54CB, Class 1A2, IF, IO, 4.586%, 11/25/35	4,411
434	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	408
3,324	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	2,029
26,261	Series 2005-22T1, Class A2, IF, IO, 4.806%, 06/25/35	2,762
80,044	Series 2005-37T1, Class A2, IF, IO, 4.786%, 09/25/35	9,767
18,821	Series 2005-J1, Class 1A4, IF, IO, 4.836%, 02/25/35	1,732
8,000	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37 (f) (i)	1,943
1,500	Series 2007-21CB, Class 2A6, 6.000%, 09/25/37 (f) (i)	146
	Countrywide Home Loan Mortgage Pass-Through Trust,
563	Series 2002-18, Class PO, PO, 11/25/32	505
2,894	Series 2002-22, Class A20, 6.250%, 10/25/32	2,913
5,811	Series 2003-26, Class 1A6, 3.500%, 08/25/33	5,511
2,320	Series 2003-29, Class A1, 5.500%, 08/25/33	2,411
873	Series 2003-34, Class A11, 5.250%, 09/25/33	893
5,800	Series 2003-34, Class A6, 5.250%, 09/25/33	5,995
8,508	Series 2003-39, Class A6, 5.000%, 10/25/33	8,519
1,120	Series 2003-44, Class A9, PO, 10/25/33	945
3,053	Series 2003-J7, Class 4A3, IF, 9.432%, 08/25/18	3,194
8,545	Series 2003-J13, Class 1A7, 5.250%, 01/25/34	8,730
349	Series 2003-J13, Class PO, PO, 01/25/34	213
436	Series 2004-7, Class 2A1, VAR, 2.424%, 06/25/34	412
11,621	Series 2004-8, Class 2A1, 4.500%, 06/25/19	11,845
796	Series 2004-HYB1, Class 2A, VAR, 3.297%, 05/20/34	671
3,055	Series 2004-HYB3, Class 2A, VAR, 2.612%, 06/20/34	2,503
1,977	Series 2004-HYB6, Class A3, VAR, 3.399%, 11/20/34	1,670
1,605	Series 2004-J6, Class 2A1, 4.750%, 07/25/14	1,622
1,164	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	1,207
1,223	Series 2005-14, Class A2, 5.500%, 07/25/35	1,229
1,000	Series 2005-16, Class A23, 5.500%, 09/25/35	897
7,448	Series 2005-22, Class 2A1, VAR, 5.021%, 11/25/35	5,528
353	Series 2005-R1, Class 2APO, PO, 03/25/35 (e)	230
	Credit Suisse Mortgage Capital Certificates,
14,366	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	14,366
13,715	Series 2009-12R, Class 7A1, 5.500%, 10/27/35 (e)	13,801
42,947	Series 2010-11R, Class A1, VAR, 1.260%, 06/28/47 (e)	43,108
4,477	Series 2010-14R, Class 1A1, VAR, 1.012%, 11/26/37	4,475
	CS First Boston Mortgage Securities Corp.,
85	Series 1997-2, Class A, 7.500%, 06/25/20 (e)	88
2,275	Series 2003-1, Class DB1, 6.564%, 02/25/33	2,037
5,024	Series 2003-23, Class 1P, PO, 10/25/33	3,286
4,273	Series 2003-23, Class 2A5, 5.000%, 10/25/18	4,256
1,823	Series 2003-23, Class 3A10, 5.750%, 09/25/33	1,823
958	Series 2003-25, Class 2A1, 4.500%, 10/25/18	964
6,409	Series 2003-27, Class 5A3, 5.250%, 11/25/33	6,567
1,542	Series 2003-AR15, Class 3A1, VAR, 2.748%, 06/25/33	1,499
802	Series 2004-4, Class 3A5, 5.500%, 08/25/34	801
342	Series 2004-5, Class 5P, PO, 08/25/19	270
5,024	Series 2004-8, Class 3A5, 5.500%, 12/25/34	5,022
1,750	Series 2005-4, Class 3A24, IF, 18.112%, 06/25/35	1,664
1,226	Series 2005-9, Class AP, PO, 10/25/35	806
8,243	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	1,308
620	Series 2005-10, Class AP, PO, 11/25/35	378
	Deutsche ALT-A Securities, Inc. Alternate Loan Trust,
3,198	Series 2005-1, Class 2A1, VAR, 5.585%, 02/25/20	3,121
4,261	Series 2005-3, Class 1A1, VAR, 5.295%, 06/25/20	4,060
	Deutsche Mortgage Securities, Inc.,
353	Series 2004-1, Class 2APO, PO, 10/25/18	295
13,180	Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	12,851
	First Boston Mortgage Securities Corp. 1987 STRIPS,
65	Series C, Class IO, IO, 10.965%, 04/25/17	10
36	Series C, Class PO, PO, 04/25/17	35

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	First Horizon Alternative Mortgage Securities,
3,274	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	2,543
26,740	Series 2007-FA4, Class 1A2, IF, IO, 5.386%, 08/25/37	3,503
	First Horizon Asset Securities, Inc.,
478	Series 2003-7, Class 2A1, 4.500%, 09/25/18	496
4,509	Series 2003-8, Class 2A1, 4.500%, 09/25/18	4,665
3,069	Series 2003-9, Class 1A6, 5.500%, 11/25/33	2,973
2,670	Series 2004-AR2, Class 2A1, VAR, 2.884%, 05/25/34	2,514
2,737	Series 2004-AR7, Class 2A1, VAR, 2.870%, 02/25/35	2,683
798	Series 2004-AR7, Class 2A2, VAR, 2.870%, 02/25/35	739
7,317	Series 2005-AR1, Class 2A2, VAR, 2.875%, 04/25/35	7,466
	GMAC Mortgage Corp. Loan Trust,
17,300	Series 2003-AR1, Class A4, VAR, 3.784%, 10/19/33	17,077
9,906	Series 2003-AR2, Class 2A4, VAR, 3.684%, 12/19/33	9,617
1,923	Series 2003-J7, Class A10, 5.500%, 11/25/33	1,997
465	Series 2003-J7, Class A2, 4.500%, 11/25/33	465
952	Series 2003-J7, Class A3, VAR, 0.714%, 11/25/33	946
12,657	Series 2003-J7, Class A7, 5.000%, 11/25/33	12,051
1,104	Series 2003-J8, Class A, 5.250%, 12/25/33	1,147
3,322	Series 2004-J5, Class A2, VAR, 0.664%, 01/25/35	3,291
9,421	Series 2004-J5, Class A7, 6.500%, 01/25/35	9,645
6,530	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	6,720
2,025	Series 2005-AR3, Class 3A3, VAR, 3.241%, 06/19/35	1,939
5,000	Series 2005-AR3, Class 3A4, VAR, 3.241%, 06/19/35	3,943
28,203	Series 2010-1, Class A, 5.000%, 07/25/40 (e)	28,742
	GSMPS Mortgage Loan Trust,
1,477	Series 2004-4, Class 1AF, VAR, 0.664%, 06/25/34 (e)	1,200
2,738	Series 2005-RP2, Class 1AF, VAR, 0.614%, 03/25/35 (e)	2,267
	GSR Mortgage Loan Trust,
1,546	Series 2003-3F, Class 4A3, 5.750%, 04/25/33	1,453
1,167	Series 2003-6F, Class A2, VAR, 0.664%, 09/25/32	1,095
3,859	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	3,972
6,619	Series 2004-9, Class 5A5, VAR, 3.881%, 08/25/34	6,758
543	Series 2004-10F, Class 1A1, 4.500%, 08/25/19	544
733	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	753
945	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	639
247	Series 2004-15F, Class AP, PO, 12/25/34	145
6,677	Series 2005-5F, Class 2A3, 5.500%, 06/25/35	6,761
13,743	Series 2005-5F, Class 8A3, VAR, 0.764%, 06/25/35	12,384
8,910	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	8,050
588	Series 2005-AR6, Class 3A1, VAR, 2.845%, 09/25/35	530
4,000	Series 2006-1F, Class 1A3, 5.500%, 02/25/36	3,118
11,000	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	8,338
817	Series 2006-2F, Class 2A15, 5.750%, 02/25/36	822
13,000	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	11,993
	Impac Secured Assets CMN Owner Trust,
2,857	Series 2003-2, Class A1, 5.500%, 08/25/33	2,961
134	Series 2004-3, Class 1A4, VAR, 1.064%, 11/25/34	118
15,674	Series 2006-2, Class 2A1, VAR, 0.614%, 08/25/36	13,538
34,946	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.394%, 08/25/35	306
	JP Morgan Mortgage Trust,
2,779	Series 2004-A3, Class 4A1, VAR, 4.283%, 07/25/34	2,815
5,560	Series 2004-A4, Class 1A1, VAR, 4.591%, 09/25/34	5,676
4,598	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	4,770
7,550	Series 2005-A1, Class 3A4, VAR, 5.012%, 02/25/35	7,549
8,144	Series 2005-A1, Class 5A1, VAR, 4.479%, 02/25/35	8,169
54,506	Series 2006-A2, Class 4A1, VAR, 2.932%, 08/25/34	52,980
3,432	Series 2006-A2, Class 5A3, VAR, 3.284%, 11/25/33	3,344
7,640	Series 2006-A3, Class 6A1, VAR, 3.011%, 08/25/34	6,995
4,744	Series 2007-A1, Class 5A1, VAR, 3.322%, 07/25/35	4,547

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
1,898		Series 2007-A1, Class 5A2, VAR, 3.322%, 07/25/35	1,766
11,701		JP Morgan Reremic, Series 2010-4, Class 7A1, VAR, 4.337%, 08/26/35 (e)	11,730
		Lehman Mortgage Trust,
3,440		Series 2006-2, Class 1A1, VAR, 6.403%, 04/25/36	3,198
2,297		Series 2007-6, Class 1A8, 6.000%, 07/25/37	1,512
10,000		Series 2008-2, Class 1A6, 6.000%, 03/25/38	7,976
		LVII Resecuritization Trust,
8,619		Series 2009-2, Class A2, VAR, 3.000%, 09/27/37 (e)	8,617
18,500		Series 2009-2, Class A3, VAR, 3.000%, 09/27/37 (e)	18,454
		MASTR Adjustable Rate Mortgages Trust,
1,972		Series 2004-3, Class 4A2, VAR, 2.322%, 04/25/34	1,781
4,363		Series 2004-13, Class 2A1, VAR, 2.961%, 04/21/34	4,310
21,006		Series 2004-13, Class 3A6, VAR, 2.906%, 11/21/34	20,883
788		Series 2004-15, Class 3A1, VAR, 3.558%, 12/25/34	616
		MASTR Alternative Loans Trust,
6,007		Series 2003-9, Class 2A1, 6.000%, 12/25/33	6,169
975		Series 2003-9, Class 8A1, 6.000%, 01/25/34	940
2,337		Series 2004-3, Class 2A1, 6.250%, 04/25/34	2,407
6,921		Series 2004-3, Class 3A1, 6.000%, 04/25/34	7,071
1,358		Series 2004-6, Class 30PO, PO, 07/25/34	883
734		Series 2004-6, Class 7A1, 6.000%, 07/25/34	734
1,183		Series 2004-7, Class 30PO, PO, 08/25/34	798
3,691		Series 2004-8, Class 6A1, 5.500%, 09/25/19	3,789
1,511		Series 2004-10, Class 1A1, 4.500%, 09/25/19	1,528
4,572		Series 2005-6, Class 3A1, 5.500%, 11/25/20	4,113
		MASTR Asset Securitization Trust,
60		Series 2003-1, Class 2A12, 5.000%, 06/25/30	60
1,134		Series 2003-2, Class 1A1, 5.000%, 03/25/18	1,160
769		Series 2003-2, Class 2A1, 4.500%, 03/25/18	772
2,000		Series 2003-2, Class 2A10, 4.500%, 03/25/18	2,080
672		Series 2003-8, Class 1A1, 5.500%, 09/25/33	682
1,502		Series 2003-9, Class 15PO, PO, 10/25/18	1,195
1,106		Series 2003-9, Class 2A7, 5.500%, 10/25/33	1,142
950		Series 2003-11, Class 3A1, 4.500%, 12/25/18	968
803		Series 2003-12, Class 30PO, PO, 12/25/33	509
2,296		Series 2003-12, Class 6A1, 5.000%, 12/25/33	2,353
534		Series 2004-1, Class 30PO, PO, 02/25/34	337
403		Series 2004-4, Class 3A1, 4.500%, 04/25/19	419
758		Series 2004-6, Class 15PO, PO, 05/25/19	625
4,141		Series 2004-8, Class 1A1, 4.750%, 08/25/19	4,257
673		Series 2004-8, Class PO, PO, 08/25/19	529
1,811		Series 2004-9, Class 5A1, 5.250%, 09/25/19	1,757
832		Series 2004-10, Class 5A1, VAR, 0.664%, 11/25/34	800
2,300		Series 2006-2, Class 1A30, 6.000%, 06/25/36	1,944
		MASTR Reperforming Loan Trust,
22,877		Series 2005-2, Class 1A1F, VAR, 0.614%, 05/25/35 (e)	18,703
2,572		Series 2006-2, Class 1A1, VAR, 5.635%, 05/25/36 (e)	2,446
9,536		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	6,103
489		Medallion Trust, (Australia), Series 2004-1G, Class A1, VAR, 0.448%, 05/25/35	468
2,723		Mellon Residential Funding Corp., Series 2000-TBC3, Class A1, VAR, 0.716%, 12/15/30	2,534
5,934		Merrill Lynch Mortgage Backed Securities Trust, Series 2007-3, Class 1A3, VAR, 1.626%, 06/25/37	5,414
		Merrill Lynch Mortgage Investors, Inc.,
2,896		Series 2003-A5, Class 2A6, VAR, 2.573%, 08/25/33	2,752
4,843		Series 2004-A4, Class A2, VAR, 2.786%, 08/25/34	4,895
8,820		Series 2005-A2, Class A1, VAR, 2.802%, 02/25/35	8,165
147		Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	165
		MLCC Mortgage Investors, Inc.,
3,291		Series 2003-E, Class A1, VAR, 0.574%, 10/25/28	3,039
5,378		Series 2004-C, Class A2, VAR, 1.349%, 07/25/29	5,156
3,533		Morgan Stanley Mortgage Loan Trust, Series 2004-9, Class 4A, VAR, 5.452%, 11/25/19	3,506
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,174.130%, 04/20/21	37
2,608		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.584%, 02/25/35	1,971
		Nomura Asset Acceptance Corp.,
1,817		Series 2003-A1, Class A1, 5.500%, 05/25/33	1,858
750		Series 2003-A1, Class A2, 6.000%, 05/25/33	783
152		Series 2003-A1, Class A5, 7.000%, 04/25/33	158
103		Series 2003-A1, Class A7, 5.000%, 04/25/18	105

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,603	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	1,584
	Paine Webber CMO Trust,
9	Series H, Class 4, 8.750%, 04/01/18	10
30	Series P, Class 4, 8.500%, 08/01/19	33
	Prime Mortgage Trust,
5,652	Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	5,864
69	Series 2004-R1, Class A4, PO, 07/27/33	51
	RBSSP Resecuritization Trust,
7,413	Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	7,561
8,532	Series 2009-9, Class 7A4, 6.000%, 07/26/37 (e)	8,452
8,515	Series 2009-11, Class 1A1, 5.528%, 06/26/34 (e)	8,555
9,350	Series 2009-12, Class 14A1, VAR, 5.500%, 03/25/23 (e)	9,378
23,310	Series 2009-12, Class 1A1, VAR, 5.700%, 11/25/33 (e)	23,051
10,836	Series 2009-12, Class 3A1, VAR, 0.504%, 12/25/35 (e)	10,213
5,257	Series 2009-13, Class 1A1, VAR, 5.000%, 10/26/21 (e)	5,242
4,021	Series 2010-2, Class 2A1, 4.500%, 11/26/22 (e)	3,987
10,529	Series 2010-4, Class 12A1, 4.500%, 03/26/21 (e)	10,713
11,000	Series 2010-9, Class 1A1, VAR, 0.449%, 07/26/37 (e)	9,419
	Residential Accredit Loans, Inc.,
2,368	Series 2001-QS19, Class A2, 6.000%, 12/25/16	2,423
4,165	Series 2002-QS8, Class A5, 6.250%, 06/25/17	4,162
1,059	Series 2002-QS16, Class A3, IF, 16.071%, 10/25/17	1,178
2,946	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	2,598
1,817	Series 2003-QR24, Class A5, 4.000%, 07/25/33	1,581
1,032	Series 2003-QS1, Class A6, 4.250%, 01/25/33	1,043
1,928	Series 2003-QS3, Class A2, IF, 15.920%, 02/25/18	2,150
2,058	Series 2003-QS3, Class A8, IF, IO, 7.336%, 02/25/18	250
5,306	Series 2003-QS9, Class A3, IF, IO, 7.286%, 05/25/18	772
2,846	Series 2003-QS12, Class A2A, IF, IO, 7.336%, 06/25/18	429
866	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	120
6,938	Series 2003-QS14, Class A1, 5.000%, 07/25/18	7,024
7,342	Series 2003-QS15, Class A7, 5.500%, 08/25/33	7,479
2,061	Series 2003-QS18, Class A1, 5.000%, 09/25/18	2,094
14,646	Series 2003-QS19, Class A1, 5.750%, 10/25/33	14,797
10,746	Series 2004-QS7, Class A4, 5.500%, 05/25/34	9,219
1,284	Series 2004-QS8, Class A2, 5.000%, 06/25/34	1,262
3,000	Series 2005-QA6, Class A32, VAR, 5.558%, 05/25/35	2,025
600	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	391
	Residential Asset Securitization Trust,
4,677	Series 2003-A8, Class A5, 4.250%, 10/25/18	4,414
2,028	Series 2003-A13, Class A3, 5.500%, 01/25/34	1,710
243	Series 2003-A14, Class A1, 4.750%, 02/25/19	247
23,791	Series 2005-A2, Class A4, IF, IO, 4.786%, 03/25/35	2,630
922	Series 2005-A11, Class PO, PO, 10/25/35	636
3,105	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	1,929
	Residential Funding Mortgage Securities I,
2,526	Series 2003-S7, Class A17, 4.000%, 05/25/33	2,509
526	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	525
1,680	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,601
909	Series 2003-S14, Class A4, PO, 07/25/18	883
2,707	Series 2003-S16, Class A3, 5.000%, 09/25/18	2,771
3,757	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	3,847
460	Series 2004-S6, Class 2A6, PO, 06/25/34	413
2,222	Series 2005-SA4, Class 1A1, VAR, 3.241%, 09/25/35	1,752
194	Residential Funding Securities LLC, Series 2003-RM2, Class AP-3, PO, 05/25/33	164
	Salomon Brothers Mortgage Securities VII, Inc.,
10,199	Series 2003-HYB1, Class A, VAR, 3.677%, 09/25/33	9,968
405	Series 2003-UP2, Class PO1, PO, 12/25/18	340
	Sequoia Mortgage Trust,
3,191	Series 2004-8, Class A1, VAR, 0.616%, 09/20/34	2,790

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
4,988	Series 2004-8, Class A2, VAR, 0.938%, 09/20/34	4,684
1,508	Series 2004-10, Class A1A, VAR, 0.576%, 11/20/34	1,409
60,000	Station Place Securitization Trust, Series 2009-1, Class A, VAR, 1.764%, 01/25/40 (e)	60,131
4,200	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.934%, 06/25/34	4,085
	Structured Asset Securities Corp.,
140	Series 2002-10H, Class 1AP, PO, 05/25/32	101
1,429	Series 2002-17, Class B1, VAR, 6.097%, 09/25/32	1,297
1,714	Series 2003-8, Class 1A2, 5.000%, 04/25/18	1,647
9,009	Series 2003-16, Class A3, VAR, 0.764%, 06/25/33	8,230
1,186	Series 2003-21, Class 1A3, 5.500%, 07/25/33	1,208
7,768	Series 2003-29, Class 1A1, 4.750%, 09/25/18	7,967
1,586	Series 2003-30, Class 1A1, 5.500%, 10/25/33	1,636
3,716	Series 2003-30, Class 3A2, VAR, 0.764%, 10/25/33	3,492
1,413	Series 2003-31A, Class B1, VAR, 2.855%, 10/25/33	529
1,484	Series 2003-32, Class 1A1, VAR, 5.129%, 11/25/33	1,501
9,793	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	9,793
11,787	Series 2003-37A, Class 2A, VAR, 4.997%, 12/25/33	12,047
17,500	Series 2004-5H, Class A4, 5.540%, 12/25/33	17,896
6,615	Series 2004-20, Class 1A3, 5.250%, 11/25/34	6,614
4,369	Series 2005-6, Class 4A1, 5.000%, 05/25/35	4,298
3,893	Series 2005-6, Class 5A8, IF, 13.372%, 05/25/35	3,902
2,163	Series 2005-RF3, Class 1A, VAR, 0.614%, 06/25/35 (e)	1,781
3,154	Thornburg Mortgage Securities Trust, Series 2003-4, Class A1, VAR, 0.584%, 09/25/43	2,891
	WaMu Mortgage Pass-Through Certificates,
5,128	Series 2003-AR7, Class A7, VAR, 2.675%, 08/25/33	4,932
26,021	Series 2003-AR9, Class 1A6, VAR, 2.766%, 09/25/33	25,913
4,568	Series 2003-AR9, Class 2A, VAR, 2.801%, 09/25/33	4,566
2,405	Series 2003-S4, Class 2A10, VAR, 16.737%, 06/25/33	2,512
6,402	Series 2003-S8, Class A4, 4.500%, 09/25/18	6,568
1,946	Series 2003-S8, Class A5, 4.500%, 09/25/18	1,961
1,891	Series 2003-S8, Class A6, 4.500%, 09/25/18	1,915
20,113	Series 2003-S9, Class A8, 5.250%, 10/25/33	19,576
868	Series 2003-S9, Class P, PO, 10/25/33	549
1,393	Series 2003-S10, Class A2, 5.000%, 10/25/18	1,444
1,090	Series 2003-S10, Class A6, PO, 10/25/18	1,075
10,479	Series 2003-S11, Class 2A5, IF, 16.325%, 11/25/33	10,657
3,321	Series 2003-S13, Class 23A1, VAR, 0.814%, 12/25/18	3,134
6,691	Series 2004-AR3, Class A1, VAR, 2.708%, 06/25/34	6,336
8,598	Series 2004-AR3, Class A2, VAR, 2.708%, 06/25/34	8,418
3,563	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	3,711
3,747	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	3,877
1,372	Series 2004-RS2, Class A4, 5.000%, 11/25/33	1,177
2,467	Series 2004-S1, Class 1A3, VAR, 0.664%, 03/25/34	2,407
9,582	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	9,936
99	Series 2004-S3, Class 2A3, IF, 18.112%, 07/25/34	100
2,000	Series 2006-AR8, Class 1A2, VAR, 5.758%, 08/25/46	1,276
708	Series 2006-AR10, Class 2P, VAR, 0.000%, 09/25/36	400
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
7,051	Series 2005-1, Class 1A1, 5.500%, 03/25/35	6,493
501	Series 2005-1, Class CP, PO, 03/25/35	322
27,500	Series 2005-2, Class 1A4, IF, IO, 4.786%, 04/25/35	2,883
7,462	Series 2005-2, Class 2A3, IF, IO, 4.736%, 04/25/35	757
7,903	Series 2005-4, Class CB7, 5.500%, 06/25/35	6,554
8,930	Series 2005-4, Class CX, IO, 5.500%, 06/25/35	1,587
2,328	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,995
1,009	Series 2006-1, Class 3A2, 5.750%, 02/25/36	811
	Washington Mutual MSC Mortgage Pass-Through Certificates,
95	Series 2002-MS12, Class A, 6.500%, 05/25/32	98
1,565	Series 2003-MS5, Class 1A4, VAR, 0.764%, 03/25/18	1,506
181	Series 2003-MS7, Class P, PO, 03/25/33	145
	Wells Fargo Alternative Loan Trust,
472	Series 2003-1, Class APO, PO, 09/25/33	327

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,383	Series 2007-PA3, Class 1A2, 5.750%, 07/25/37	894
	Wells Fargo Mortgage-Backed Securities Trust,
3,914	Series 2003-3, Class 2A1, 5.250%, 04/25/33	3,988
1,109	Series 2003-8, Class A9, 4.500%, 08/25/18	1,134
3,360	Series 2003-11, Class 1A4, 4.750%, 10/25/18	3,396
1,073	Series 2003-11, Class 1APO, PO, 10/25/18	872
3,320	Series 2003-13, Class A7, 4.500%, 11/25/18	3,396
19,099	Series 2003-15, Class 1A1, 4.750%, 12/25/18	19,793
437	Series 2003-15, Class APO, PO, 12/25/18	339
1,261	Series 2003-16, Class 2A1, 4.500%, 12/25/18	1,293
1,810	Series 2003-J, Class 2A5, VAR, 4.427%, 10/25/33	1,831
21,902	Series 2003-K, Class 1A1, VAR, 4.471%, 11/25/33	21,512
839	Series 2003-K, Class 1A2, VAR, 4.471%, 11/25/33	824
1,710	Series 2004-7, Class 2A1, 4.500%, 07/25/19	1,771
2,006	Series 2004-7, Class 2A2, 5.000%, 07/25/19	2,087
2,297	Series 2004-8, Class APO, PO, 08/25/19	1,786
7,091	Series 2004-B, Class A1, VAR, 4.901%, 02/25/34	7,216
4,204	Series 2004-BB, Class A4, VAR, 2.897%, 01/25/35	4,170
5,250	Series 2004-E, Class A8, VAR, 4.852%, 05/25/34	5,265
9,788	Series 2004-EE, Class 2A1, VAR, 2.898%, 12/25/34	9,425
6,659	Series 2004-EE, Class 2A2, VAR, 2.898%, 12/25/34	6,473
9,446	Series 2004-EE, Class 3A1, VAR, 3.100%, 12/25/34	9,181
3,084	Series 2004-EE, Class 3A2, VAR, 3.100%, 12/25/34	2,965
11,397	Series 2004-I, Class 1A1, VAR, 3.210%, 07/25/34	11,180
11,050	Series 2004-P, Class 2A1, VAR, 2.914%, 09/25/34	10,827
6,622	Series 2004-V, Class 1A1, VAR, 2.914%, 10/25/34	6,486
8,495	Series 2004-V, Class 1A2, VAR, 2.914%, 10/25/34	8,416
8,277	Series 2005-13, Class A1, 5.000%, 11/25/20	8,595
1,347	Series 2005-14, Class 2APO, PO, 12/25/35	894
5,827	Series 2005-AR8, Class 2A1, VAR, 2.957%, 06/25/35	5,831
101	Series 2006-5, Class 1A1, 5.250%, 04/25/36	100
1,550	Series 2007-7, Class A7, 6.000%, 06/25/37	1,334
11,000	Series 2007-9, Class 1A8, 5.500%, 07/25/37	10,898
9,775	Series 2007-11, Class A14, 6.000%, 08/25/37	8,179
		2,312,389
	Total Collateralized Mortgage Obligations (Cost $6,230,419)	6,585,058
Commercial Mortgage-Backed Securities — 1.2%
	Banc of America Commercial Mortgage, Inc.,
5,000	Series 2005-3, Class A4, 4.668%, 07/10/43	5,247
10,625	Series 2005-3, Class AM, 4.727%, 07/10/43	9,655
2,500	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	2,724
9,700	Series 2005-6, Class ASB, VAR, 5.350%, 09/10/47	10,432
2,855	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	3,134
7,000	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	7,449
11,500	Series 2006-4, Class A4, 5.634%, 07/10/46	12,308
9,500	Banc of America Large Loan, Inc., Series 2009-UB1, Class A4A, VAR, 5.698%, 06/24/50 (e)	10,382
	Bear Stearns Commercial Mortgage Securities,
4,150	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	4,359
8,560	Series 2006-PW11, Class A4, VAR, 5.623%, 03/11/39	9,409
1,329	Series 2006-PW14, Class A1, 5.044%, 12/11/38	1,356
2,700	Series 2006-T24, Class A4, 5.537%, 10/12/41	2,954
1,860	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.919%, 03/15/49	1,886
4,700	Commercial Mortgage Asset Trust, Series 1999-C1, Class D, VAR, 7.350%, 01/17/32	5,160
6,300	Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4, VAR, 4.982%, 05/10/43	6,847
2,150	Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3, VAR, 5.846%, 03/15/39	2,269
16,695	Defeased Loan Trust, Series 2010-1, Class A, 2.360%, 01/13/14 (e)	17,194
9,471	First Union National Bank Commercial Mortgage, Series 2000-C2, Class B, VAR, 7.281%, 10/15/32	9,462
	GMAC Commercial Mortgage Securities, Inc.,
445	Series 2003-C1, Class A1, 3.337%, 05/10/36	452

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
	Non-Agency CMO — Continued
14,000	Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	15,004
	GS Mortgage Securities Corp. II,
7,300	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	7,826
5,500	Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	5,253
1,600	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A4, 5.399%, 05/15/45	1,717
	LB-UBS Commercial Mortgage Trust,
5,000	Series 2006-C1, Class A4, 5.156%, 02/15/31	5,391
1,470	Series 2006-C4, Class A4, VAR, 6.080%, 06/15/38	1,610
	Merrill Lynch Mortgage Trust,
2,500	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	2,745
6,704	Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	7,039
2,200	Series 2006-C1, Class A4, VAR, 5.838%, 05/12/39	2,361
4,950	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.594%, 02/12/39	5,460
	Morgan Stanley Capital I,
904	Series 2006-IQ12, Class A1, 5.257%, 12/15/43	917
392	Series 2006-T23, Class A1, 5.682%, 08/12/41	398
25	Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2, 5.980%, 01/15/39	26
27,950	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.044%, 08/15/39	31,166
9,197	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	9,250
	Total Commercial Mortgage-Backed Securities (Cost $194,720)	218,842
Corporate Bonds — 12.4%
	Consumer Discretionary — 0.9%
	Automobiles — 0.0% (g)
3,600	Daimler Finance North America LLC, 7.300%, 01/15/12	3,875
	Broadcasting & Cable TV — 0.1%
	DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5,600	4.600%, 02/15/21	5,717
12,465	6.000%, 08/15/40	13,119
		18,836
	Hotels, Restaurants & Leisure — 0.0% (g)
2,025	McDonald’s Corp., 4.300%, 03/01/13	2,194
	Household Durables — 0.0% (g)
3,000	Newell Rubbermaid, Inc., 4.700%, 08/15/20	3,144
	Media — 0.7%
	CBS Corp.,
1,426	5.750%, 04/15/20	1,584
3,025	7.875%, 07/30/30	3,703
	Comcast Cable Communications Holdings, Inc.,
6,417	8.375%, 03/15/13	7,456
5,250	9.455%, 11/15/22	7,379
2,200	Comcast Cable Communications LLC, 7.125%, 06/15/13	2,524
	Comcast Cable Holdings LLC,
7,039	9.800%, 02/01/12	7,853
1,800	10.125%, 04/15/22	2,623
	Comcast Corp.,
2,574	5.500%, 03/15/11	2,638
1,300	5.900%, 03/15/16	1,502
1,000	6.500%, 01/15/17	1,185
	Cox Communications, Inc.,
2,600	5.450%, 12/15/14	2,930
1,740	7.750%, 11/01/10	1,759
2,650	Cox Enterprises, Inc., 7.375%, 07/15/27 (e)	3,172
3,365	Historic TW, Inc., 9.150%, 02/01/23	4,633
	News America Holdings, Inc.,
1,100	8.000%, 10/17/16	1,388
1,050	8.875%, 04/26/23	1,448
	News America, Inc.,
2,500	6.200%, 12/15/34	2,736
1,500	6.900%, 08/15/39	1,798
1,965	7.250%, 05/18/18	2,420
4,400	7.300%, 04/30/28	5,087
1,337	TCI Communications, Inc., 7.125%, 02/15/28	1,564
	Thomson Reuters Corp., (Canada),
2,150	4.700%, 10/15/19	2,380
1,125	5.950%, 07/15/13	1,265
	Time Warner Cable, Inc.,
1,700	5.850%, 05/01/17	1,939
4,550	6.750%, 07/01/18	5,431
2,000	6.750%, 06/15/39	2,348
2,450	7.300%, 07/01/38	3,027
1,590	8.250%, 02/14/14	1,899
2,150	8.250%, 04/01/19	2,758
785	8.750%, 02/14/19	1,029

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Media — Continued
	Time Warner Entertainment Co. LP,
2,020	8.375%, 03/15/23	2,643
6,500	8.375%, 07/15/33	8,539
2,165	10.150%, 05/01/12	2,465
	Time Warner, Inc.,
3,125	6.200%, 03/15/40	3,440
3,825	7.625%, 04/15/31	4,768
255	7.700%, 05/01/32	321
3,190	Viacom, Inc., 6.250%, 04/30/16	3,718
		115,352
	Multiline Retail — 0.0% (g)
1,000	Kohl’s Corp., 6.250%, 12/15/17	1,190
	Target Corp.,
2,100	6.000%, 01/15/18	2,539
1,900	7.000%, 01/15/38	2,488
		6,217
	Specialty Retail — 0.1%
4,600	Home Depot, Inc., 5.400%, 03/01/16	5,183
3,500	Lowe’s Cos., Inc., 7.110%, 05/15/37	4,602
1,775	Staples, Inc., 9.750%, 01/15/14	2,203
		11,988
	Total Consumer Discretionary	161,606
	Consumer Staples — 0.6%
	Beverages — 0.2%
	Anheuser-Busch Cos., Inc.,
1,000	5.500%, 01/15/18	1,128
1,100	5.750%, 04/01/36	1,196
	Anheuser-Busch InBev Worldwide, Inc.,
800	7.200%, 01/15/14 (e)	932
7,050	7.750%, 01/15/19 (e)	9,030
	Coca-Cola Co. (The),
1,550	3.625%, 03/15/14	1,680
1,550	4.875%, 03/15/19	1,789
1,650	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	1,816
2,780	Diageo Capital plc, (United Kingdom), 4.828%, 07/15/20	3,154
	Diageo Finance B.V., (Netherlands),
2,150	5.300%, 10/28/15	2,457
3,600	5.500%, 04/01/13	3,978
3,975	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	4,387
1,075	PepsiCo, Inc., 7.900%, 11/01/18	1,438
	SABMiller plc, (United Kingdom),
1,900	5.500%, 08/15/13 (e)	2,090
850	6.500%, 07/01/16 (e)	1,021
		36,096
	Food & Staples Retailing — 0.1%
2,000	CVS/Caremark Corp., 6.125%, 09/15/39	2,246
	Kroger Co. (The),
924	5.400%, 07/15/40	975
2,225	7.500%, 01/15/14	2,633
	Wal-Mart Stores, Inc.,
1,820	4.550%, 05/01/13	1,994
1,200	5.250%, 09/01/35	1,315
1,050	6.200%, 04/15/38	1,294
700	7.550%, 02/15/30	968
		11,425
	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
2,125	5.875%, 05/15/13	2,280
4,760	8.500%, 06/15/19	5,756
605	Bunge N.A. Finance LP, 5.900%, 04/01/17	647
	Cargill, Inc.,
1,650	5.200%, 01/22/13 (e)	1,792
900	6.375%, 06/01/12 (e)	976
2,850	7.350%, 03/06/19 (e)	3,615
1,270	General Mills, Inc., 6.000%, 02/15/12	1,361
	Kellogg Co.,
1,500	4.250%, 03/06/13	1,611
2,600	5.125%, 12/03/12	2,830
	Kraft Foods, Inc.,
5,888	5.375%, 02/10/20	6,543
4,250	6.125%, 02/01/18	4,972
2,000	6.125%, 08/23/18	2,348
8,705	6.500%, 08/11/17	10,393
1,000	6.750%, 02/19/14	1,160
1,600	6.875%, 02/01/38	1,973
2,700	6.875%, 01/26/39	3,344
		51,601
	Household Products — 0.0% (g)
500	Kimberly-Clark Corp., 7.500%, 11/01/18	661
2,328	Procter & Gamble - ESOP, 9.360%, 01/01/21	3,078
1,000	Procter & Gamble Co., 5.500%, 02/01/34 (c)	1,173
		4,912
	Total Consumer Staples	104,034

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Energy — 0.7%
	Energy Equipment & Services — 0.1%
	Halliburton Co.,
750	6.150%, 09/15/19	888
5,050	7.450%, 09/15/39	6,799
		7,687
	Oil, Gas & Consumable Fuels — 0.6%
455	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31	560
	Anadarko Petroleum Corp.,
405	5.750%, 06/15/14	411
8,500	7.625%, 03/15/14 (c)	9,138
1,100	8.700%, 03/15/19 (c)	1,210
	BP Capital Markets plc, (United Kingdom),
1,380	3.125%, 03/10/12	1,382
9,100	5.250%, 11/07/13	9,445
	Canadian Natural Resources Ltd., (Canada),
400	5.900%, 02/01/18	465
2,000	6.750%, 02/01/39	2,480
2,495	Cenovus Energy, Inc., (Canada), 5.700%, 10/15/19	2,887
6,500	Chevron Corp., 4.950%, 03/03/19	7,508
1,040	Conoco Funding Co., (Canada), 7.250%, 10/15/31	1,363
	ConocoPhillips,
1,500	5.200%, 05/15/18	1,714
2,000	5.750%, 02/01/19	2,388
1,450	6.000%, 01/15/20	1,763
1,450	6.500%, 02/01/39	1,849
900	Devon Financing Corp. ULC, (Canada), 6.875%, 09/30/11	957
2,750	EnCana Corp., (Canada), 6.500%, 05/15/19 (c)	3,350
1,800	EOG Resources, Inc., 6.875%, 10/01/18	2,256
1,155	Husky Energy, Inc., (Canada), 6.150%, 06/15/19	1,327
1,230	Kerr-McGee Corp., 6.950%, 07/01/24	1,245
1,980	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	2,188
	Marathon Oil Corp.,
3,100	5.900%, 03/15/18	3,581
2,800	6.000%, 10/01/17	3,247
1,150	PC Financial Partnership, 5.000%, 11/15/14	1,262
	Petro-Canada, (Canada),
2,549	6.050%, 05/15/18	2,971
3,200	6.800%, 05/15/38	3,848
2,045	Pioneer Natural Resources Co., 5.875%, 07/15/16	2,104
	Shell International Finance B.V., (Netherlands),
2,330	1.875%, 03/25/13	2,378
994	3.100%, 06/28/15	1,041
2,330	4.000%, 03/21/14	2,526
3,000	4.300%, 09/22/19	3,253
8,580	4.375%, 03/25/20	9,405
6,000	6.375%, 12/15/38	7,624
2,950	Statoil ASA, (Norway), 3.125%, 08/17/17	3,045
	Suncor Energy, Inc., (Canada),
1,900	6.100%, 06/01/18	2,218
900	6.850%, 06/01/39	1,092
475	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	599
300	Tosco Corp., 7.800%, 01/01/27	391
	XTO Energy, Inc.,
3,000	4.625%, 06/15/13	3,299
2,800	5.750%, 12/15/13	3,211
		112,981
	Total Energy	120,668
	Financials — 6.9%
	Capital Markets — 1.6%
	Bank of New York Mellon Corp. (The),
8,000	2.950%, 06/18/15	8,369
3,750	4.600%, 01/15/20 (c)	4,152
1,000	5.125%, 08/27/13	1,112
	BlackRock, Inc.,
3,245	3.500%, 12/10/14	3,438
9,294	5.000%, 12/10/19	10,248
1,600	Charles Schwab Corp. (The), 4.950%, 06/01/14	1,767
	Credit Suisse USA, Inc.,
1,200	4.875%, 01/15/15	1,315
1,803	5.125%, 01/15/14	1,959
15,099	6.125%, 11/15/11	16,013
2,500	FMR LLC, 6.450%, 11/15/39 (e)	2,657
2,095	Goldman Sachs Capital I, 6.345%, 02/15/34	1,952
1,000	Goldman Sachs Group LP, 8.000%, 03/01/13 (e)	1,123
	Goldman Sachs Group, Inc. (The),
7,300	3.700%, 08/01/15	7,390
2,694	4.750%, 07/15/13	2,862
3,185	5.150%, 01/15/14	3,418
3,810	5.250%, 10/15/13	4,123
4,201	5.375%, 03/15/20	4,336

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Capital Markets — Continued
10	5.700%, 09/01/12	11
12,900	5.950%, 01/18/18	13,966
1,875	6.000%, 06/15/20	2,020
650	6.150%, 04/01/18	710
7,470	6.250%, 09/01/17	8,289
9,056	6.600%, 01/15/12	9,675
1,600	6.750%, 10/01/37	1,634
6,716	6.875%, 01/15/11 (c)	6,868
15,080	7.500%, 02/15/19	17,586
	Jefferies Group, Inc.,
2,750	5.500%, 03/15/16	2,916
5,600	6.450%, 06/08/27	5,634
2,825	8.500%, 07/15/19	3,277
	Lehman Brothers Holdings, Inc.,
151	3.950%, 11/10/09 (d)	32
3,480	4.800%, 03/13/14 (d)	731
800	5.750%, 05/17/13 (d)	168
3,000	6.000%, 07/19/12 (d)	630
3,962	6.625%, 01/18/12 (d)	832
450	6.750%, 12/28/17 (d)	—	(h)
219	7.875%, 11/01/09 (d)	46
	Merrill Lynch & Co., Inc.,
700	5.000%, 01/15/15	741
3,723	5.450%, 07/15/14	3,987
1,000	5.700%, 05/02/17	1,041
275	6.050%, 08/15/12	295
6,654	6.150%, 04/25/13	7,252
7,987	6.400%, 08/28/17	8,612
6,348	6.875%, 04/25/18	6,986
	Morgan Stanley,
6,626	4.000%, 07/24/15	6,657
4,263	4.200%, 11/20/14	4,390
2,711	4.750%, 04/01/14	2,792
1,000	5.300%, 03/01/13	1,069
7,503	5.500%, 07/24/20	7,559
8,050	5.625%, 09/23/19	8,192
1,300	5.750%, 08/31/12	1,389
5,800	6.000%, 05/13/14	6,321
3,294	6.000%, 04/28/15	3,591
1,070	6.250%, 08/28/17	1,165
8,078	6.600%, 04/01/12	8,668
4,425	6.625%, 04/01/18	4,863
12,306	6.750%, 04/15/11	12,762
2,000	7.300%, 05/13/19	2,273
	Nomura Holdings, Inc., (Japan),
828	5.000%, 03/04/15	889
6,114	6.700%, 03/04/20	6,982
887	Northern Trust Corp., 5.500%, 08/15/13	995
1,250	State Street Corp., 4.300%, 05/30/14	1,372
	UBS AG, (Switzerland),
2,927	2.250%, 08/12/13	2,941
13,050	3.875%, 01/15/15	13,485
2,000	4.875%, 08/04/20	2,080
2,400	5.750%, 04/25/18	2,695
1,025	5.875%, 12/20/17	1,157
		284,460
	Commercial Banks — 2.0%
2,930	ANZ National (International) Ltd., (New Zealand), 2.375%, 12/21/12 (e)	2,969
3,441	Bank of Nova Scotia, (Canada), 3.400%, 01/22/15	3,660
4,367	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan), 3.850%, 01/22/15 (e)	4,649
	Barclays Bank plc, (United Kingdom),
9,400	2.500%, 01/23/13	9,571
3,858	3.900%, 04/07/15 (c)	4,037
1,100	5.000%, 09/22/16	1,194
4,500	5.125%, 01/08/20	4,784
5,500	5.200%, 07/10/14	6,050
3,700	6.050%, 12/04/17 (e)	3,983
500	6.750%, 05/22/19	591
	BB&T Corp.,
2,350	3.375%, 09/25/13	2,461
10,800	3.850%, 07/27/12	11,313
6,250	3.950%, 04/29/16	6,562
2,750	4.900%, 06/30/17	2,912
1,650	6.850%, 04/30/19	2,007
	Branch Banking & Trust Co.,
598	4.875%, 01/15/13	637
4,650	5.625%, 09/15/16	5,262
1,500	Cadets Trust, 4.800%, 07/15/13 (e)	1,538
37,250	Canadian Imperial Bank of Commerce, (Canada), 2.600%, 07/02/15 (e)	38,203
1,250	Comerica Bank, 5.200%, 08/22/17	1,324
	Credit Suisse, (Switzerland),
2,700	3.450%, 07/02/12	2,796
3,290	4.375%, 08/05/20	3,308
2,995	5.000%, 05/15/13	3,241
6,300	5.300%, 08/13/19	6,922

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
2,000	5.500%, 05/01/14	2,214
3,520	Deutsche Bank AG, (Germany), 3.875%, 08/18/14	3,751
1,450	Fifth Third Bancorp, 5.450%, 01/15/17	1,509
	HSBC Bank plc, (United Kingdom),
4,624	3.500%, 06/28/15 (e)	4,821
5,961	4.125%, 08/12/20 (e)	6,052
6,805	HSBC Bank USA N.A., 4.625%, 04/01/14	7,264
3,150	KeyBank N.A., 5.500%, 09/17/12	3,358
1,650	KeyCorp, 6.500%, 05/14/13	1,807
4,500	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	5,196
2,750	Marshall & Ilsley Corp., 5.350%, 04/01/11	2,799
	National Australia Bank Ltd., (Australia),
18,650	2.500%, 01/08/13 (e)	18,945
3,455	3.750%, 03/02/15 (e)	3,639
4,000	National City Bank, 5.800%, 06/07/17	4,393
2,000	PNC Bank N.A., 6.875%, 04/01/18	2,328
	PNC Funding Corp.,
1,015	3.000%, 05/19/14	1,043
4,534	4.375%, 08/11/20	4,602
5,700	5.125%, 02/08/20	6,151
2,400	5.250%, 11/15/15	2,613
2,100	6.700%, 06/10/19	2,500
12,700	Rabobank Nederland N.V., (Netherlands), 3.200%, 03/11/15 (e)	13,138
1,200	Regions Financial Corp., 7.375%, 12/10/37	1,113
2,450	SouthTrust Bank, 7.690%, 05/15/25	2,976
	SunTrust Banks, Inc.,
4,015	5.250%, 11/05/12	4,249
1,000	6.000%, 09/11/17	1,097
2,021	6.375%, 04/01/11	2,080
505	7.250%, 03/15/18	572
9,045	Toronto-Dominion Bank (The), (Canada), 2.200%, 07/29/15 (e)	9,214
	U.S. Bancorp,
4,680	2.000%, 06/14/13	4,790
4,299	2.875%, 11/20/14	4,486
1,400	7.500%, 06/01/26	1,646
690	U.S. Bank N.A., 6.375%, 08/01/11	726
	Wachovia Bank N.A.,
3,500	5.000%, 08/15/15	3,772
10,890	6.000%, 11/15/17	12,289
2,700	6.600%, 01/15/38	3,060
4,430	VAR, 0.867%, 03/15/16	4,046
	Wachovia Corp.,
2,130	4.875%, 02/15/14	2,265
8,400	5.500%, 05/01/13	9,222
3,050	5.750%, 06/15/17	3,424
11,100	5.750%, 02/01/18	12,541
	Wells Fargo & Co.,
16,700	3.750%, 10/01/14	17,601
8,185	5.625%, 12/11/17	9,243
	Wells Fargo Bank N.A.,
970	4.750%, 02/09/15	1,029
2,000	5.750%, 05/16/16	2,234
319	6.450%, 02/01/11	326
	Westpac Banking Corp., (Australia),
4,800	4.200%, 02/27/15	5,131
10,711	4.875%, 11/19/19	11,402
		358,631
	Consumer Finance — 0.3%
	American Express Credit Corp.,
4,100	5.875%, 05/02/13	4,509
5,650	7.300%, 08/20/13	6,473
1,479	American General Finance Corp., 5.375%, 10/01/12	1,346
2,060	American Honda Finance Corp., 2.375%, 03/18/13 (e)	2,104
517	Capital One Bank USA N.A., 5.750%, 09/15/10	518
	Capital One Financial Corp.,
1,175	5.700%, 09/15/11	1,223
3,105	6.250%, 11/15/13	3,451
5,300	6.750%, 09/15/17	6,285
2,970	7.375%, 05/23/14	3,460
	HSBC Finance Corp.,
311	4.750%, 07/15/13	329
2,000	5.000%, 06/30/15	2,157
1,600	5.250%, 01/15/14	1,713
200	5.500%, 01/19/16	219
2,251	6.375%, 10/15/11	2,378
1,078	6.375%, 11/27/12	1,174
4,500	7.000%, 05/15/12	4,859
308	7.350%, 11/27/32	340
1,700	VAR, 0.776%, 01/15/14	1,611
	John Deere Capital Corp.,
450	4.500%, 04/03/13	487
4,750	5.250%, 10/01/12	5,145
2,437	SLM Corp., 5.375%, 01/15/13	2,390
5,538	Toyota Motor Credit Corp., 3.200%, 06/17/15	5,849

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Consumer Finance — Continued
2,002	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	2,006
1,750	Washington Mutual Finance Corp., 6.875%, 05/15/11	1,817
		61,843
	Diversified Financial Services — 1.9%
9,250	Associates Corp. of North America, 6.950%, 11/01/18	10,248
18,700	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	19,778
	Bank of America Corp.,
2,035	3.700%, 09/01/15	2,031
4,633	4.500%, 04/01/15	4,801
5,500	4.900%, 05/01/13	5,835
1,000	5.625%, 10/14/16	1,066
6,730	5.625%, 07/01/20	6,933
3,305	5.650%, 05/01/18	3,435
5,000	6.500%, 08/01/16	5,586
3,000	7.375%, 05/15/14	3,425
3,079	7.400%, 01/15/11	3,153
7,420	Bank of America N.A., 5.300%, 03/15/17	7,600
	BHP Billiton Finance USA Ltd., (Australia),
1,600	5.400%, 03/29/17	1,812
1,150	5.500%, 04/01/14	1,294
2,750	6.500%, 04/01/19	3,339
5,500	BP Capital Markets plc, (United Kingdom), 3.875%, 03/10/15 (c)	5,448
2,750	Capital One Bank USA N.A., 8.800%, 07/15/19	3,483
	Caterpillar Financial Services Corp.,
1,850	4.850%, 12/07/12	2,003
1,900	4.900%, 08/15/13	2,091
1,000	5.450%, 04/15/18	1,159
900	5.500%, 03/15/16	1,047
4,800	6.200%, 09/30/13	5,500
3,500	7.050%, 10/01/18	4,424
600	7.150%, 02/15/19	773
	Citigroup, Inc.,
1,500	4.700%, 05/29/15	1,538
3,400	4.750%, 05/19/15	3,503
3,929	5.375%, 08/09/20	3,965
2,400	5.500%, 04/11/13	2,548
6,000	5.500%, 10/15/14	6,390
1,000	5.500%, 02/15/17	1,027
5,286	5.625%, 08/27/12	5,543
3,100	6.000%, 12/13/13	3,345
13,500	6.000%, 08/15/17	14,468
5,350	6.125%, 11/21/17	5,782
3,675	6.375%, 08/12/14	4,021
2,850	8.125%, 07/15/39	3,547
5,375	8.500%, 05/22/19	6,572
	CME Group, Inc.,
7,200	5.400%, 08/01/13	8,040
700	5.750%, 02/15/14	793
1,225	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	1,443
400	Diageo Investment Corp., 9.000%, 08/15/11	431
	General Electric Capital Corp.,
7,675	3.500%, 06/29/15	7,948
16,000	5.250%, 10/19/12	17,229
1,500	5.400%, 02/15/17	1,638
2,000	5.500%, 06/04/14	2,221
10,250	5.500%, 01/08/20 (c)	11,217
7,400	5.625%, 09/15/17	8,174
18,000	5.625%, 05/01/18	19,846
26,603	5.875%, 02/15/12	28,359
1,900	5.875%, 01/14/38	1,954
4,700	5.900%, 05/13/14	5,314
24,792	6.000%, 06/15/12	26,796
5,300	6.000%, 08/07/19	5,957
4,941	6.750%, 03/15/32	5,586
900	6.875%, 01/10/39	1,053
2,625	VAR, 0.648%, 04/10/12	2,608
	International Lease Finance Corp.,
987	5.875%, 05/01/13	940
4,000	6.375%, 03/25/13	3,865
	National Rural Utilities Cooperative Finance Corp.,
530	2.625%, 09/16/12	547
3,550	4.750%, 03/01/14	3,949
2,155	10.375%, 11/01/18	3,098
2,400	Textron Financial Corp., 5.400%, 04/28/13	2,512
		340,031
	Insurance — 0.9%
2,000	ACE INA Holdings, Inc., 5.600%, 05/15/15	2,262
2,118	Aflac, Inc., 6.450%, 08/15/40	2,223
5,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	5,520
	American International Group, Inc.,
3,284	4.250%, 05/15/13	3,288
2,800	5.450%, 05/18/17	2,688
1,425	5.600%, 10/18/16	1,384

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Insurance — Continued
5,641	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	5,754
	Berkshire Hathaway Finance Corp.,
3,500	4.000%, 04/15/12	3,681
3,800	4.600%, 05/15/13	4,146
750	5.000%, 08/15/13	833
6,200	5.400%, 05/15/18	7,108
1,300	5.750%, 01/15/40	1,465
1,130	Chubb Corp. (The), 5.750%, 05/15/18	1,304
5,063	CNA Financial Corp., 5.875%, 08/15/20	5,096
4,800	Genworth Global Funding Trusts, 5.200%, 10/08/10	4,819
	Jackson National Life Global Funding,
3,400	5.375%, 05/08/13 (e)	3,662
4,115	6.125%, 05/30/12 (e)	4,406
2,980	Liberty Mutual Group, Inc., 5.750%, 03/15/14 (e)	3,125
	MassMutual Global Funding II,
1,628	2.875%, 04/21/14 (e)	1,705
5,150	3.625%, 07/16/12 (e)	5,376
815	MetLife, Inc., 6.817%, 08/15/18	971
	Metropolitan Life Global Funding I,
9,335	2.500%, 01/11/13 (e)	9,541
8,000	2.875%, 09/17/12 (e)	8,211
3,000	5.125%, 04/10/13 (e)	3,268
2,497	5.200%, 09/18/13 (e)	2,741
1,450	5.750%, 07/25/11 (e)	1,505
1,000	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	1,082
	Nationwide Financial Services,
1,130	5.900%, 07/01/12	1,198
1,661	6.250%, 11/15/11	1,731
	New York Life Global Funding,
3,000	3.000%, 05/04/15 (e)	3,119
5,910	4.650%, 05/09/13 (e)	6,405
5,914	5.375%, 09/15/13 (e)	6,530
	Pacific Life Global Funding,
4,000	5.000%, 05/15/17 (e)	4,230
2,500	5.150%, 04/15/13 (e)	2,689
6,400	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	7,116
	Principal Life Global Funding I,
1,600	5.050%, 03/15/15 (e)	1,670
11,236	6.250%, 02/15/12 (e)	11,920
	Principal Life Income Funding Trusts,
5,900	5.100%, 04/15/14	6,413
1,750	5.150%, 06/17/11	1,812
1,475	5.300%, 12/14/12	1,588
2,900	5.300%, 04/24/13	3,143
4,955	Protective Life Secured Trusts, 4.000%, 04/01/11	5,048
1,070	Travelers Cos, Inc. (The), 5.800%, 05/15/18	1,218
3,200	Travelers Life & Annuity Global Funding I, 5.125%, 08/15/14 (e)	3,535
890	Travelers Property Casualty Corp., 5.000%, 03/15/13	966
		167,495
	Real Estate Investment Trusts (REITs) — 0.1%
3,890	CommonWealth REIT, 6.650%, 01/15/18	4,171
	Simon Property Group LP,
450	4.200%, 02/01/15	481
1,300	4.375%, 03/01/21	1,313
1,775	5.625%, 08/15/14	2,020
1,100	5.650%, 02/01/20	1,232
2,120	6.100%, 05/01/16	2,450
2,000	6.125%, 05/30/18	2,321
1,645	6.750%, 05/15/14	1,904
6,277	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	7,344
		23,236
	Thrifts & Mortgage Finance — 0.1%
4,000	Countrywide Financial Corp., 6.250%, 05/15/16	4,289
6,270	Countrywide Home Loans, Inc., 4.000%, 03/22/11	6,384
		10,673
	Total Financials	1,246,369
	Health Care — 0.2%
	Biotechnology — 0.1%
	Amgen, Inc.,
1,188	4.500%, 03/15/20	1,324
1,975	5.700%, 02/01/19	2,380
3,541	5.750%, 03/15/40	4,157
		7,861
	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
1,150	4.000%, 03/01/14	1,256
500	4.625%, 03/15/15	559
700	Becton Dickinson and Co., 5.000%, 05/15/19	805
		2,620

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Health Care Providers & Services — 0.0% (g)
	WellPoint, Inc.,
492	5.875%, 06/15/17	567
340	7.000%, 02/15/19	415
		982
	Pharmaceuticals — 0.1%
350	Abbott Laboratories, 6.150%, 11/30/37	433
3,200	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	3,666
1,095	Eli Lilly & Co., 3.550%, 03/06/12	1,140
	GlaxoSmithKline Capital, Inc.,
1,000	4.375%, 04/15/14	1,106
3,100	4.850%, 05/15/13	3,405
2,100	6.375%, 05/15/38	2,665
1,040	Merck & Co., Inc., 6.000%, 09/15/17	1,265
790	Wyeth, 6.450%, 02/01/24	1,006
		14,686
	Total Health Care	26,149
	Industrials — 0.4%
	Aerospace & Defense — 0.1%
	Boeing Co. (The),
250	3.500%, 02/15/15	270
500	4.875%, 02/15/20	570
1,500	Honeywell International, Inc., 5.300%, 03/01/18	1,763
	Lockheed Martin Corp.,
1,000	4.250%, 11/15/19	1,094
3,993	5.720%, 06/01/40 (e)	4,663
	Northrop Grumman Systems Corp.,
2,700	7.125%, 02/15/11	2,777
1,100	7.750%, 03/01/16	1,395
679	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	705
5	United Technologies Corp., 6.100%, 05/15/12	5
		13,242
	Airlines — 0.0% (g)
573	Continental Airlines, 1999-2 Class A-1 Pass-Through Trust, 7.256%, 03/15/20	592
1,000	Continental Airlines, 2002-2 Class A-2 Pass-Through Trust, 7.487%, 10/02/10	1,004
		1,596
	Building Products — 0.0% (g)
800	Masco Corp., 5.850%, 03/15/17	777
	Commercial Services & Supplies — 0.1%
2,850	Allied Waste North America, Inc., 6.875%, 06/01/17	3,146
	Waste Management, Inc.,
1,885	4.750%, 06/30/20	2,018
1,365	7.375%, 03/11/19	1,710
		6,874
	Industrial Conglomerates — 0.0% (g)
1,350	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	1,571
2,650	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	3,540
		5,111
	Machinery — 0.0% (g)
2,650	Eaton Corp., 5.600%, 05/15/18	3,094
775	Ingersoll-Rand Co., (Bermuda), 6.391%, 11/15/27	862
350	PACCAR, Inc., 6.375%, 02/15/12	376
775	Parker Hannifin Corp., 5.500%, 05/15/18	909
		5,241
	Road & Rail — 0.2%
	Burlington Northern Santa Fe LLC,
3,660	5.650%, 05/01/17	4,214
1,675	5.750%, 03/15/18	1,952
600	6.700%, 08/01/28	722
700	6.750%, 07/15/11	737
1,300	7.000%, 02/01/14	1,523
2,223	7.125%, 12/15/10	2,265
1,300	7.290%, 06/01/36	1,683
	CSX Corp.,
1,700	6.250%, 04/01/15	1,989
850	6.300%, 03/15/12	910
700	7.375%, 02/01/19	884
400	Erac USA Finance Co., 6.375%, 10/15/17 (e)	464
2,718	Federal Express Corp. 1998 Pass Through Trust, 6.720%, 01/15/22	3,000
	Norfolk Southern Corp.,
299	5.590%, 05/17/25	333
871	5.640%, 05/17/29	969
2,500	6.750%, 02/15/11	2,562
326	7.250%, 02/15/31	417
135	7.700%, 05/15/17	172
34	7.800%, 05/15/27	46
2,690	Ryder System, Inc., 3.600%, 03/01/16	2,721

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Road & Rail — Continued
	Union Pacific Corp.,
175	4.875%, 01/15/15	194
1,800	5.650%, 05/01/17	2,091
1,700	5.700%, 08/15/18	1,983
1,000	5.780%, 07/15/40 (e)	1,142
3,000	7.000%, 02/01/16	3,656
	United Parcel Service of America, Inc.,
2,350	8.375%, 04/01/20	3,348
600	SUB, 8.375%, 04/01/30	851
		40,828
	Total Industrials	73,669
	Information Technology — 0.4%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
1,500	5.500%, 02/22/16	1,769
2,360	5.500%, 01/15/40	2,639
4,990	5.900%, 02/15/39	5,854
		10,262
	Computers & Peripherals — 0.2%
	Dell, Inc.,
570	5.650%, 04/15/18	653
1,900	7.100%, 04/15/28	2,341
	Hewlett-Packard Co.,
650	2.950%, 08/15/12	676
1,000	4.500%, 03/01/13	1,084
1,900	4.750%, 06/02/14	2,130
2,525	5.400%, 03/01/17	2,952
4,400	6.125%, 03/01/14	5,089
	International Business Machines Corp.,
3,950	5.700%, 09/14/17	4,732
660	6.220%, 08/01/27	800
4,500	7.625%, 10/15/18	6,016
450	8.000%, 10/15/38	676
		27,149
	Electronic Equipment, Instruments & Components — 0.0% (g)
	Arrow Electronics, Inc.,
1,200	6.000%, 04/01/20	1,297
5,270	6.875%, 07/01/13	5,871
		7,168
	IT Services — 0.0% (g)
2,950	Electronic Data Systems LLC, 6.000%, 08/01/13	3,349
2,420	HP Enterprise Services LLC, 7.450%, 10/15/29	3,275
		6,624
	Office Electronics — 0.0% (g)
	Xerox Corp.,
3,200	6.750%, 02/01/17	3,743
310	8.250%, 05/15/14	371
		4,114
	Software — 0.1%
850	Intuit, Inc., 5.750%, 03/15/17	961
	Oracle Corp.,
5,300	5.000%, 07/08/19	6,096
2,320	5.250%, 01/15/16	2,692
3,400	5.750%, 04/15/18	4,068
1,950	6.500%, 04/15/38	2,458
		16,275
	Total Information Technology	71,592
	Materials — 0.2%
	Chemicals — 0.2%
850	Air Products & Chemicals, Inc., 4.150%, 02/01/13	900
	Dow Chemical Co. (The),
1,670	4.850%, 08/15/12	1,762
650	6.000%, 10/01/12	705
1,776	6.125%, 02/01/11	1,804
1,345	7.375%, 11/01/29	1,544
	EI Du Pont de Nemours & Co.,
125	4.125%, 03/06/13	133
500	4.875%, 04/30/14	559
3,800	6.000%, 07/15/18	4,589
3,750	Monsanto Co., 7.375%, 08/15/12	4,186
1,450	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	1,571
	PPG Industries, Inc.,
2,150	5.750%, 03/15/13	2,359
2,100	9.000%, 05/01/21	2,786
	Praxair, Inc.,
850	4.375%, 03/31/14	933
1,900	4.625%, 03/30/15	2,129
480	5.200%, 03/15/17	542
1,295	5.250%, 11/15/14	1,484
		27,986

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   57

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Metals & Mining — 0.0% (g)
	Rio Tinto Finance USA Ltd., (Australia),
3,400	5.875%, 07/15/13	3,785
1,585	8.950%, 05/01/14	1,944
		5,729
	Total Materials	33,715
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.9%
7,950	AT&T Corp., 8.000%, 11/15/31	10,896
	AT&T, Inc.,
8,300	4.950%, 01/15/13	9,043
1,120	5.100%, 09/15/14	1,259
2,925	5.500%, 02/01/18	3,376
1,300	5.600%, 05/15/18	1,508
2,295	5.625%, 06/15/16	2,660
7,200	6.300%, 01/15/38	8,250
1,330	BellSouth Corp., 5.200%, 09/15/14	1,497
	BellSouth Telecommunications, Inc.,
1,828	6.300%, 12/15/15 (c)	1,997
1,200	7.000%, 10/01/25	1,405
	British Telecommunications plc, (United Kingdom),
5,000	5.150%, 01/15/13	5,302
2,800	5.950%, 01/15/18	3,067
8,236	9.375%, 12/15/10	8,419
300	9.875%, 12/15/30	412
	Deutsche Telekom International Finance BV, (Netherlands),
4,200	4.875%, 07/08/14	4,613
785	5.250%, 07/22/13	858
2,025	6.000%, 07/08/19 (c)	2,382
200	8.750%, 06/15/30	281
	France Telecom S.A., (France),
7,133	7.750%, 03/01/11	7,382
1,000	8.500%, 03/01/31	1,455
	GTE Corp.,
17,200	6.840%, 04/15/18	20,555
1,000	8.750%, 11/01/21	1,356
	Telecom Italia Capital S.A., (Luxembourg),
4,360	4.950%, 09/30/14	4,583
2,300	5.250%, 11/15/13	2,445
1,350	6.175%, 06/18/14	1,480
2,125	6.999%, 06/04/18	2,404
	Telefonica Emisiones S.A.U., (Spain),
4,000	5.855%, 02/04/13	4,352
1,500	5.877%, 07/15/19	1,701
1,000	Telefonica Europe B.V., (Netherlands), 7.750%, 09/15/10	1,002
1,839	TELUS Corp., (Canada), 8.000%, 06/01/11	1,933
	Verizon Communications, Inc.,
2,175	5.500%, 02/15/18	2,486
250	5.550%, 02/15/16	288
1,443	5.850%, 09/15/35	1,574
4,400	7.350%, 04/01/39	5,732
1,500	8.750%, 11/01/18	2,022
6,498	Verizon Florida LLC, 6.125%, 01/15/13	7,093
7,600	Verizon Global Funding Corp., 7.750%, 12/01/30	9,911
	Verizon Maryland, Inc.,
2,363	6.125%, 03/01/12	2,519
3,100	7.150%, 05/01/23	3,295
900	Verizon New England, Inc., 4.750%, 10/01/13	972
880	Verizon New York, Inc., 7.375%, 04/01/32	1,046
5,232	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	6,107
2,788	Verizon Virginia, Inc., 4.625%, 03/15/13	2,969
		163,887
	Wireless Telecommunication Services — 0.1%
1,500	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,697
	New Cingular Wireless Services, Inc.,
6,983	7.875%, 03/01/11	7,235
1,215	8.750%, 03/01/31	1,768
	Vodafone Group plc, (United Kingdom),
5,125	5.000%, 09/15/15	5,691
753	5.450%, 06/10/19	856
		17,247
	Total Telecommunication Services	181,134
	Utilities — 1.1%
	Electric Utilities — 0.8%
	Alabama Power Co.,
711	4.700%, 12/01/10	718
700	6.125%, 05/15/38	843
1,110	Arizona Public Service Co., 4.650%, 05/15/15	1,193
	Carolina Power & Light Co.,
2,177	5.125%, 09/15/13	2,417
2,000	5.300%, 01/15/19	2,333
	CenterPoint Energy Houston Electric LLC,
3,100	5.750%, 01/15/14	3,521
725	7.000%, 03/01/14	859

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electric Utilities — Continued
3,450	Cleveland Electric Illuminating Co. (The), 7.880%, 11/01/17	4,343
1,550	Columbus Southern Power Co., 6.050%, 05/01/18	1,850
925	Connecticut Light & Power Co. (The), 5.650%, 05/01/18	1,072
3,078	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	3,512
	Duke Energy Carolinas LLC,
1,991	4.300%, 06/15/20	2,204
1,400	5.100%, 04/15/18	1,611
1,795	5.625%, 11/30/12	1,967
1,816	6.250%, 01/15/12	1,949
1,875	Duke Energy Corp., 3.950%, 09/15/14	2,009
	Duke Energy Indiana, Inc.,
2,260	3.750%, 07/15/20	2,378
3,100	6.350%, 08/15/38	3,900
4,600	Enel Finance International S.A., (Luxembourg), 5.125%, 10/07/19 (e)	4,750
	Florida Power & Light Co.,
500	5.950%, 10/01/33	593
1,000	5.950%, 02/01/38	1,208
	Florida Power Corp.,
500	4.800%, 03/01/13	540
1,125	5.650%, 06/15/18	1,337
700	6.400%, 06/15/38	879
	FPL Group Capital, Inc.,
900	5.350%, 06/15/13	987
1,200	6.000%, 03/01/19 (c)	1,408
1,600	7.875%, 12/15/15	1,993
	Georgia Power Co.,
1,423	4.750%, 09/01/40	1,417
400	5.950%, 02/01/39	473
1,100	6.000%, 11/01/13	1,254
1,085	Indiana Michigan Power Co., 7.000%, 03/15/19	1,333
300	Jersey Central Power & Light Co., 7.350%, 02/01/19	374
264	Kiowa Power Partners LLC, 4.811%, 12/30/13 (e)	269
700	MidAmerican Energy Co., 5.300%, 03/15/18	809
1,625	Midamerican Energy Holdings Co., 5.750%, 04/01/18	1,881
	Nevada Power Co.,
950	6.500%, 08/01/18	1,143
1,825	7.125%, 03/15/19	2,252
1,625	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	1,792
	Nisource Finance Corp.,
2,560	6.150%, 03/01/13	2,809
325	7.875%, 11/15/10	329
7,850	10.750%, 03/15/16	10,286
2,500	Northern States Power Co., 6.250%, 06/01/36	3,125
2,400	Ohio Power Co., 5.750%, 09/01/13	2,675
	Oncor Electric Delivery Co. LLC,
820	5.950%, 09/01/13	914
3,000	6.800%, 09/01/18	3,643
	Pacific Gas & Electric Co.,
1,980	5.625%, 11/30/17	2,305
750	8.250%, 10/15/18	990
	PacifiCorp,
250	5.500%, 01/15/19	294
1,000	5.650%, 07/15/18	1,186
125	6.900%, 11/15/11	134
900	Peco Energy Co., 5.350%, 03/01/18	1,042
1,320	Potomac Electric Power Co., 6.500%, 11/15/37	1,686
730	Progress Energy, Inc., 6.050%, 03/15/14	829
	PSEG Power LLC,
2,411	5.125%, 04/15/20	2,610
2,190	5.500%, 12/01/15	2,466
1,255	8.625%, 04/15/31	1,748
275	Public Service Co. of Colorado, 5.800%, 08/01/18	329
3,350	Public Service Co. of Oklahoma, 6.625%, 11/15/37	3,994
	Public Service Electric & Gas Co.,
825	5.300%, 05/01/18	946
1,138	5.375%, 11/01/39	1,292
5,300	6.330%, 11/01/13	6,059
	Southern California Edison Co.,
1,200	4.150%, 09/15/14	1,327
1,400	5.500%, 08/15/18	1,654
1,650	5.750%, 03/15/14	1,894
645	5.950%, 02/01/38	781
2,450	6.050%, 03/15/39	3,018
580	Southern Co., 4.150%, 05/15/14	629
1,000	Southwestern Public Service Co., 8.750%, 12/01/18	1,316
	Spectra Energy Capital LLC,
2,900	5.500%, 03/01/14	3,149
350	5.668%, 08/15/14	390

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   59

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electric Utilities — Continued
3,645	6.250%, 02/15/13	3,973
3,850	8.000%, 10/01/19	4,889
	Virginia Electric and Power Co.,
2,550	5.100%, 11/30/12	2,779
4,600	5.400%, 04/30/18	5,357
800	5.950%, 09/15/17	957
		149,175
	Gas Utilities — 0.1%
1,700	AGL Capital Corp., 4.450%, 04/15/13	1,799
1,530	ANR Pipeline Co., 9.625%, 11/01/21	2,224
	Atmos Energy Corp.,
320	5.125%, 01/15/13	346
690	8.500%, 03/15/19	899
530	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	609
1,950	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	2,115
1,037	Southern California Gas Co., 4.800%, 10/01/12	1,106
70	Texas Eastern Transmission LP, 7.300%, 12/01/10	71
	TransCanada Pipelines Ltd., (Canada),
1,515	4.000%, 06/15/13	1,626
1,500	6.200%, 10/15/37	1,708
1,900	6.500%, 08/15/18	2,327
2,650	7.125%, 01/15/19	3,406
2,100	7.250%, 08/15/38	2,699
		20,935
	Multi-Utilities — 0.2%
	Dominion Resources, Inc.,
590	6.000%, 11/30/17	705
1,879	6.250%, 06/30/12	2,050
1,200	7.000%, 06/15/38	1,562
1,600	8.875%, 01/15/19	2,180
3,250	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	3,738
1,550	PG&E Corp., 5.750%, 04/01/14	1,748
	Sempra Energy,
1,500	6.000%, 10/15/39	1,720
2,300	6.150%, 06/15/18	2,733
900	6.500%, 06/01/16	1,071
2,760	8.900%, 11/15/13	3,313
1,550	9.800%, 02/15/19	2,178
	Wisconsin Electric Power Co.,
1,400	6.000%, 04/01/14	1,619
1,295	6.250%, 12/01/15	1,561
601	Xcel Energy, Inc., 4.700%, 05/15/20	656
		26,834
	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
2,025	6.085%, 10/15/17	2,312
3,740	6.593%, 10/15/37	4,413
		6,725
	Total Utilities	203,669
	Total Corporate Bonds (Cost $2,056,601)	2,222,605
Foreign Government Securities — 0.2%
3,040	Province of Manitoba, (Canada), 2.125%, 04/22/13	3,143
	Province of Ontario, (Canada),
5,500	2.700%, 06/16/15 (c)	5,756
12,250	2.950%, 02/05/15 (c)	12,953
560	Province of Quebec, (Canada), SUB, 7.365%, 03/06/26	710
	United Mexican States, (Mexico),
2,035	5.875%, 01/15/14 (c)	2,300
3,398	6.375%, 01/16/13	3,780
850	6.625%, 03/03/15 (c)	995
4,881	7.500%, 04/08/33	6,528
2,925	8.300%, 08/15/31 (c)	4,212
	Total Foreign Government Securities (Cost $35,629)	40,377
Mortgage Pass-Through Securities — 10.5%
	Federal Home Loan Mortgage Corp.,
122	ARM, 2.512%, 07/01/19	127
253	ARM, 2.555%, 01/01/27	264
1,157	ARM, 2.605%, 12/01/33	1,204
2,284	ARM, 2.625%, 07/01/26 – 01/01/35	2,368
5,832	ARM, 2.640%, 05/01/33	6,072
2,128	ARM, 2.649%, 04/01/34	2,195
98	ARM, 2.696%, 04/01/30	102
3,992	ARM, 2.833%, 09/01/34	4,153
244	ARM, 2.873%, 09/01/32	253
1,112	ARM, 3.210%, 08/01/35	1,167
1,687	ARM, 3.433%, 07/01/37	1,751
927	ARM, 3.476%, 01/01/37	971
1,089	ARM, 4.340%, 11/01/36	1,136
1,469	ARM, 4.586%, 02/01/36	1,527
6,651	ARM, 4.687%, 03/01/36	6,946
4,776	ARM, 5.320%, 05/01/38	5,048

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
2,882	ARM, 5.501%, 12/01/35	3,010
9,163	ARM, 5.540%, 05/01/36	9,726
8,241	ARM, 5.559%, 05/01/36	8,677
5,457	ARM, 5.637%, 04/01/38	5,791
7,139	ARM, 5.653%, 03/01/36	7,481
2,646	ARM, 5.661%, 04/01/37	2,822
6,304	ARM, 5.671%, 02/01/37	6,683
7,623	ARM, 5.734%, 06/01/37	8,200
8,548	ARM, 5.737%, 05/01/37	9,060
3,488	ARM, 5.738%, 06/01/36	3,716
6,822	ARM, 5.762%, 01/01/37	7,237
4,598	ARM, 5.764%, 05/01/37	4,888
2,824	ARM, 5.778%, 07/01/36	2,979
3,249	ARM, 5.797%, 05/01/37	3,474
1,260	ARM, 5.824%, 05/01/37	1,342
3,874	ARM, 5.836%, 10/01/36	4,109
2,105	ARM, 5.838%, 05/01/36	2,213
6,495	ARM, 5.858%, 11/01/36	6,907
5,045	ARM, 5.874%, 04/01/37	5,374
403	ARM, 5.877%, 02/01/37	429
6,859	ARM, 5.888%, 09/01/36	7,220
1,363	ARM, 5.909%, 02/01/37	1,450
2,236	ARM, 5.932%, 04/01/37	2,402
3,377	ARM, 5.935%, 03/01/37	3,592
14,668	ARM, 6.010%, 06/01/36	15,673
15,183	ARM, 6.019%, 12/01/36	16,109
3,803	ARM, 6.023%, 10/01/36	3,997
2,391	ARM, 6.124%, 05/01/37	2,552
729	ARM, 6.143%, 12/01/36	766
12,453	ARM, 6.173%, 12/01/36	13,172
1,880	ARM, 6.181%, 03/01/37	1,981
13,739	ARM, 6.207%, 03/01/37	14,463
9,076	ARM, 6.224%, 02/01/37	9,599
5,351	ARM, 6.253%, 09/01/36	5,575
1,596	ARM, 6.262%, 10/01/36	1,681
10,059	ARM, 6.300%, 10/01/36	10,654
5,251	ARM, 6.343%, 10/01/36	5,572
13,710	ARM, 6.352%, 12/01/36	14,547
4,556	ARM, 6.367%, 05/01/37	4,858
1,950	ARM, 6.407%, 12/01/36	2,092
1,399	ARM, 6.409%, 11/01/37	1,508
1,765	ARM, 6.433%, 02/01/37	1,896
3,512	ARM, 6.509%, 10/01/36	3,723
1,133	ARM, 6.573%, 08/01/36	1,188
2,465	ARM, 6.646%, 07/01/36	2,594
4,982	ARM, 6.673%, 10/01/36	5,277
6,546	ARM, 6.682%, 11/01/36	7,058
15,534	ARM, 6.714%, 08/01/36	16,225
3,030	ARM, 6.811%, 08/01/36	3,169
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
6,995	4.000%, 04/01/14 – 05/01/19	7,334
4,282	4.500%, 08/01/18 – 10/01/18	4,550
22,147	5.000%, 10/01/17 – 12/01/18	23,701
16,555	5.500%, 06/01/17 – 06/01/20	17,853
23,581	6.000%, 10/01/17 – 03/01/22	25,468
7,802	6.500%, 07/01/16 – 03/01/22	8,444
102	7.000%, 09/01/10 – 04/01/17	110
79	7.500%, 04/01/11 – 11/01/15	83
55	8.500%, 11/01/15	64
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
8,581	5.500%, 01/01/23 – 11/01/23	9,278
582	6.000%, 12/01/22	641
3,557	6.500%, 12/01/13 – 01/01/28	3,900
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
5,915	4.000%, 10/01/33	6,134
29,796	5.000%, 01/01/34 – 03/01/35	31,901
7,462	5.500%, 10/01/33 – 07/01/35	8,057
4,957	6.000%, 10/01/29 – 12/01/36	5,405
25,027	6.500%, 08/01/29 – 03/01/38	27,535
6,260	7.000%, 04/01/22 – 02/01/37	7,056
16,945	7.500%, 08/01/25 – 09/01/38	18,878
57	8.000%, 07/01/20 – 11/01/24	65
160	8.500%, 07/01/28	186
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
21,364	7.500%, 01/01/32 – 12/01/36	24,396
12,326	10.000%, 10/01/30	14,689
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
19,159	5.500%, 04/01/18	20,327
3,080	6.000%, 11/01/36	3,308
47,331	6.500%, 12/01/35 – 06/01/37	51,637
1,778	7.000%, 07/01/29 – 08/01/47	1,963
2,530	10.000%, 03/17/26	2,957
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
40	12.000%, 08/01/15 – 07/01/19	45
	Federal National Mortgage Association,
856	ARM, 1.913%, 08/01/34	883
10,749	ARM, 1.998%, 01/01/35	11,152

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   61

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
77	ARM, 2.226%, 03/01/19	80
1,809	ARM, 2.244%, 05/01/35	1,878
700	ARM, 2.261%, 02/01/35	727
7,190	ARM, 2.392%, 01/01/36	7,411
469	ARM, 2.444%, 08/01/35	486
250	ARM, 2.446%, 07/01/34	261
895	ARM, 2.457%, 04/01/34	931
2,038	ARM, 2.476%, 09/01/33 – 05/01/35	2,100
2,713	ARM, 2.584%, 07/01/35	2,839
1,673	ARM, 2.594%, 03/01/35	1,742
1,751	ARM, 2.637%, 06/01/36	1,824
2,531	ARM, 2.638%, 01/01/36	2,632
1,236	ARM, 2.649%, 08/01/33	1,290
2,591	ARM, 2.678%, 06/01/34	2,702
844	ARM, 2.746%, 08/01/34	866
1,158	ARM, 2.789%, 09/01/35	1,215
1,052	ARM, 2.922%, 10/01/34	1,091
662	ARM, 2.926%, 08/01/34	679
198	ARM, 2.960%, 09/01/34	208
15	ARM, 3.098%, 06/01/26	16
417	ARM, 3.107%, 01/01/34	434
16	ARM, 3.156%, 01/01/19	16
829	ARM, 3.398%, 09/01/33	857
2,973	ARM, 3.418%, 04/01/35	3,119
341	ARM, 3.496%, 09/01/27	351
854	ARM, 3.527%, 02/01/36	895
153	ARM, 3.875%, 01/01/36	159
323	ARM, 4.046%, 03/01/29	331
811	ARM, 4.447%, 11/01/34	850
1,166	ARM, 4.698%, 11/01/34	1,215
14	ARM, 4.786%, 08/01/19	15
1,243	ARM, 5.008%, 01/01/34	1,321
1,089	ARM, 5.071%, 01/01/35	1,144
2,204	ARM, 5.130%, 10/01/34	2,305
1,395	ARM, 5.146%, 11/01/33	1,451
1,610	ARM, 5.225%, 09/01/36	1,691
8,405	ARM, 5.299%, 01/01/38	8,957
3,841	ARM, 5.362%, 10/01/35	4,077
4,328	ARM, 5.504%, 07/01/37	4,594
3,481	ARM, 5.505%, 11/01/37	3,701
1,906	ARM, 5.528%, 01/01/37	2,019
2,571	ARM, 5.553%, 08/01/36	2,724
2,847	ARM, 5.594%, 12/01/36	3,012
3,106	ARM, 5.611%, 06/01/36	3,256
2,290	ARM, 5.628%, 08/01/36	2,456
5,199	ARM, 5.650%, 09/01/36	5,505
28,291	ARM, 5.696%, 01/01/23	30,459
4,683	ARM, 5.699%, 11/01/36	4,960
7,211	ARM, 5.701%, 04/01/37	7,667
11,034	ARM, 5.714%, 08/01/37	11,722
3,350	ARM, 5.738%, 02/01/37	3,552
18,188	ARM, 5.794%, 12/01/37	19,434
10,927	ARM, 5.827%, 12/01/36	11,607
3,239	ARM, 5.837%, 11/01/36	3,449
8,733	ARM, 5.840%, 10/01/36	9,264
597	ARM, 5.863%, 07/01/37	636
4,461	ARM, 5.883%, 07/01/36	4,720
3,910	ARM, 5.906%, 09/01/37	4,212
1,735	ARM, 5.927%, 09/01/37	1,850
13,379	ARM, 5.938%, 07/01/37	14,231
4,568	ARM, 5.939%, 10/01/36	4,846
4,499	ARM, 5.955%, 09/01/37	4,834
4,405	ARM, 5.978%, 09/01/37	4,704
2,037	ARM, 5.979%, 05/01/36	2,147
6,105	ARM, 6.041%, 08/01/36	6,444
11,550	ARM, 6.123%, 09/01/36	12,335
3,304	ARM, 6.124%, 07/01/37	3,525
10,251	ARM, 6.149%, 11/01/37	10,843
6,494	ARM, 6.193%, 08/01/36	7,001
9,407	ARM, 6.205%, 06/01/36	9,910
2,329	ARM, 6.230%, 09/01/37	2,518
3,789	ARM, 6.239%, 10/01/36	4,005
4,667	ARM, 6.307%, 02/01/37	4,932
2,068	ARM, 6.319%, 09/01/36	2,192
3,082	ARM, 6.549%, 01/01/37	3,315
7,595	ARM, 6.619%, 09/01/36	8,027
	Federal National Mortgage Association, 15 Year, Single Family,
757	3.500%, 04/01/19	788
13,648	4.000%, 07/01/18 – 12/01/20	14,559
49,731	4.500%, 05/01/18 – 12/01/19	53,199
42,353	5.000%, 12/01/16 – 10/01/19	45,394
48,860	5.500%, 02/01/18 – 07/01/20	53,044
85,170	6.000%, 06/01/16 – 07/01/24	92,081
13,211	6.500%, 12/01/10 – 02/01/24	14,363
1,590	7.000%, 03/01/17 – 11/01/17	1,719
190	7.500%, 10/01/12 – 03/01/17	204
128	8.000%, 11/01/12 – 11/01/15	134
	Federal National Mortgage Association, 20 Year, Single Family,
60,181	6.000%, 02/01/14 – 09/01/29	64,985
6,499	6.500%, 05/01/22 – 04/01/25	7,224

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, 30 Year FHA/VA,
295	6.000%, 09/01/33	325
594	6.500%, 03/01/29	668
83	7.000%, 02/01/33	94
123	8.000%, 06/01/28	142
148	8.500%, 08/01/27 – 02/01/30	171
190	9.000%, 05/01/18 – 12/01/30	214
44	9.500%, 12/01/18	51
	Federal National Mortgage Association, 30 Year, Single Family,
2,119	4.000%, 12/01/33	2,216
2,758	4.500%, 11/01/33	2,929
22,908	5.000%, 06/01/33 – 09/01/35	24,578
49,885	5.500%, 11/01/32 – 03/01/34	53,966
41,689	6.000%, 12/01/28 – 04/01/38	45,480
161,479	6.500%, 11/01/29 – 10/01/38	177,088
80,031	7.000%, 04/01/17 – 01/01/39	89,709
49,020	7.500%, 11/01/22 – 04/01/39	55,104
2,242	8.000%, 03/01/21 – 01/01/38	2,585
60	8.500%, 07/01/24 – 06/01/25	69
8	9.000%, 04/01/26	9
49	9.500%, 07/01/28	56
22	10.000%, 02/01/24	26
47	12.500%, 01/01/16	50
	Federal National Mortgage Association, Other,
1,638	4.000%, 09/01/13 – 03/01/14	1,689
1,069	4.500%, 11/01/14	1,115
971	5.000%, 12/01/32	1,034
10,817	5.500%, 03/01/17 – 12/01/35	11,424
28,654	6.000%, 02/01/36 – 11/01/48	30,561
9,857	6.500%, 04/01/36 – 05/01/37	10,755
8,376	7.000%, 02/01/36 – 01/01/38	9,257
727	7.500%, 10/01/37	802
3,228	8.000%, 11/01/37	3,559
250	10.890%, 04/15/19	283
	Government National Mortgage Association II, 30 Year, Single Family,
384	6.000%, 03/20/28	422
2,690	7.000%, 08/20/38	2,986
236	7.500%, 02/20/28 – 09/20/28	270
452	8.000%, 12/20/25 – 10/20/28	525
208	8.500%, 03/20/25 – 05/20/25	243
	Government National Mortgage Association, 15 Year, Single Family,
249	6.000%, 10/15/17	270
301	6.500%, 06/15/17 – 12/15/17	327
16	7.500%, 02/15/12 – 03/15/12	16
564	8.000%, 01/15/16	607
	Government National Mortgage Association, 30 Year, Single Family,
2,316	5.500%, 06/15/33 – 09/15/34	2,522
677	6.000%, 11/15/28	746
10,256	6.500%, 01/15/24 – 12/15/35	11,401
15,620	7.000%, 08/15/23 – 04/15/37	17,534
5,313	7.500%, 11/15/22 – 10/15/37	5,922
117	8.000%, 05/15/22 – 08/15/28	136
45	8.500%, 03/15/17 – 11/15/17	49
79	9.000%, 08/15/16 – 11/15/24	90
5,031	9.500%, 01/15/17 – 12/15/25	6,097
47	12.000%, 11/15/19	52
	Total Mortgage Pass-Through Securities (Cost $1,843,228)	1,888,687
Municipal Bond — 0.0% (g)
	Illinois — 0.0% (g)
5,450	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33 (Cost $5,235)	4,646
Supranational — 0.0% (g)
720	Corp. Andina de Fomento, 5.200%, 05/21/13 (Cost $719)	774
U.S. Government Agency Securities — 1.6%
	Federal Farm Credit Bank,
5,000	1.875%, 12/07/12	5,127
10,000	5.125%, 11/15/18	11,828
15,103	Federal Home Loan Bank System, 4.720%, 09/20/12	16,026
	Federal Home Loan Mortgage Corp.,
38,500	4.125%, 12/21/12	41,431
4,000	5.125%, 11/17/17	4,752
25,500	5.500%, 08/23/17	30,745
1,260	5.750%, 01/15/12	1,349
	Federal National Mortgage Association,
45,000	Zero Coupon, 07/05/14	42,273
7,500	Zero Coupon, 06/01/17	6,302
26,700	5.000%, 05/11/17	31,430
33,400	5.375%, 06/12/17	40,047
1,190	5.500%, 03/15/11	1,224
2,735	6.125%, 03/15/12	2,968
7,494	6.250%, 02/01/11	7,682
11,500	Federal National Mortgage Association Interest Strip, 11/15/21	7,712

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   63

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
13,200	Financing Corp. Fico, Zero Coupon, 09/26/19	9,930
	Tennessee Valley Authority,
1,195	5.250%, 09/15/39	1,417
9,500	5.500%, 07/18/17	11,462
	Tennessee Valley Authority STRIP,
7,506	01/15/19	5,821
12,000	05/01/19	9,119
	Total U.S. Government Agency Securities (Cost $277,625)	288,645
U.S. Treasury Obligations — 28.6%
	U.S. Treasury Bonds,
3,100	4.500%, 02/15/36	3,658
500	4.750%, 02/15/37	614
650	5.250%, 11/15/28	835
3,500	5.375%, 02/15/31	4,591
11,350	5.500%, 08/15/28	14,970
4,300	6.000%, 02/15/26	5,884
2,050	6.125%, 11/15/27	2,872
1,000	6.250%, 08/15/23	1,366
4,750	6.375%, 08/15/27	6,809
7,550	6.500%, 11/15/26	10,900
5,100	6.625%, 02/15/27	7,461
6,800	6.750%, 08/15/26	10,021
2,120	7.125%, 02/15/23	3,079
4,990	7.250%, 05/15/16	6,546
24,490	7.250%, 08/15/22 (m)	35,721
155,592	7.500%, 11/15/16 (m)	208,493
8,717	7.875%, 02/15/21 (m)	12,983
8,000	8.000%, 11/15/21	12,131
61,350	8.125%, 08/15/19	90,204
16,650	8.125%, 05/15/21	25,266
48,180	8.500%, 02/15/20	73,079
185,495	8.750%, 05/15/17 (m)	266,794
14,000	8.750%, 05/15/20	21,656
64,589	8.750%, 08/15/20	100,285
372,850	8.875%, 08/15/17 (m)	543,545
275,936	8.875%, 02/15/19 (c)	419,035
21,500	9.000%, 11/15/18	32,808
24,600	9.250%, 02/15/16	34,638
9,594	9.875%, 11/15/15 (m)	13,680
11,250	10.625%, 08/15/15	16,287
3,650	11.250%, 02/15/15 (m)	5,250
10,109	U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28 (m)	18,212
	U.S. Treasury Inflation Indexed Notes,
1,000	2.000%, 04/15/12	1,110
2,000	2.000%, 07/15/14	2,482
184,755	2.375%, 04/15/11	205,421
15,000	3.500%, 01/15/11	18,982
	U.S. Treasury Notes,
36,700	1.375%, 09/15/12	37,348
20,060	1.375%, 10/15/12	20,423
15,990	1.375%, 11/15/12	16,280
17,815	1.375%, 02/15/13	18,149
15,000	1.750%, 04/15/13	15,436
10,000	1.750%, 01/31/14	10,303
20,500	1.750%, 03/31/14	21,117
12,000	1.875%, 02/28/14	12,413
26,600	2.375%, 10/31/14	27,976
6,000	2.375%, 02/28/15	6,309
25,000	2.375%, 03/31/16	26,096
5,000	2.625%, 06/30/14	5,310
121,450	2.625%, 07/31/14	128,993
230,000	2.625%, 12/31/14	244,249
19,000	2.625%, 02/29/16	20,099
30,325	2.625%, 04/30/16	32,047
169,500	3.125%, 10/31/16	183,338
20,000	3.125%, 01/31/17	21,598
136,065	3.125%, 04/30/17	146,908
241,700	3.250%, 12/31/16	262,867
76,500	3.250%, 03/31/17	83,194
77,000	4.250%, 11/15/17	89,007
2,000	4.500%, 11/30/11	2,103
62,060	4.500%, 05/15/17	72,431
9,500	4.625%, 02/15/17	11,141
43,750	4.750%, 08/15/17	51,922
	U.S. Treasury STRIPS,
4,575	08/15/11	4,564
239	02/15/12	238
399	08/15/12	395
26,132	11/15/12 (c)	25,831
46,062	02/15/13	45,405
31,374	08/15/13	30,708
10,750	11/15/13	10,483
86,776	02/15/14 (m)	84,093
64,063	05/15/14 (m)	61,802
57,062	08/15/14 (m)	54,678
30,961	11/15/14	29,518
40,209	02/15/15 (m)	38,081
9,895	05/15/15	9,295
4,941	08/15/15	4,612
15,750	08/15/15	14,711

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
38,361	11/15/15	35,476
8,096	11/15/15	7,491
94,812	02/15/16 (m)	86,936
32,950	05/15/16	29,991
44,427	08/15/16	39,913
46,981	11/15/16 (c)	41,880
14,200	11/15/16	12,664
105,058	02/15/17	92,759
24,158	05/15/17	21,186
42,303	08/15/17 (c)	36,756
5,200	08/15/17 (c)	4,523
90,980	11/15/17	78,210
33,450	02/15/18	28,647
8,863	05/15/18	7,566
41,786	08/15/18	35,143
11,897	02/15/19	9,730
11,475	02/15/19	9,406
105,365	05/15/19 (c)	84,959
76,575	08/15/19	60,910
42,400	05/15/20	32,573
4,550	05/15/20	3,507
48,400	08/15/20	36,682
8,550	11/15/20	6,415
1,000	02/15/21	744
6,000	08/15/21	4,348
27,400	11/15/21	19,631
7,708	02/15/22	5,462
7,869	02/15/23	5,319
1,200	02/15/24	778
7,000	05/15/24	4,486
5,925	08/15/24	3,762
20,400	11/15/24	12,804
5,800	02/15/25	3,599
2,700	05/15/25	1,659
16,000	08/15/25	9,741
13,800	05/15/26	8,129
9,800	08/15/27 (c)	5,467
9,250	11/15/27	5,092
6,250	02/15/28	3,402
1,300	05/15/28	700
20,115	02/15/29	10,467
3,200	05/15/29	1,647
2,800	08/15/29	1,429
1,120	11/15/29	565
500	02/15/30	249
2,500	02/15/31	1,187
5,300	05/15/31	2,487
10,125	08/15/31	4,694
1,700	11/15/31	778
3,225	02/15/32	1,459
1,700	08/15/32	751
2,000	02/15/35	792
1,175	05/15/36	442
	Total U.S. Treasury Obligations (Cost $4,735,455)	5,144,532

SHARES
Common Stock — 0.0% (g)
		Utilities — 0.0% (g)
		Independent Power Producers & Energy Traders — 0.0% (g)
—	(h)	Dynegy, Inc. (a) (Cost $—)	1
Short-Term Investments — 6.3%
		Investment Companies — 6.3%
395,722		JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.190% (b) (l)	395,722
740,185		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l)	740,185
		Total Investment Companies (Cost $1,135,907)	1,135,907
		Total Short-Term Investments (Cost $1,135,907)	1,135,907

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 0.6%
Asset-Backed Security — 0.0% (g)
570	GSAA Trust, Series 2006-3, Class A1, VAR, 0.334%, 03/25/36	422

SHARES
	Investment Company — 0.6%
109,413	JPMorgan Prime Money Market Fund, Capital Shares, 0.200% (b) (l)	109,413
	Total Investments of Cash Collateral for Securities on Loan (Cost $109,983)	109,835
	Total Investments — 100.5% (Cost $17,052,746)	18,073,156
	Liabilities in Excess of Other Assets — (0.5)%	(95,709)
	NET ASSETS — 100.0%	$17,977,447

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   65

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 2.4%
1,280	AH Mortgage Advance Trust, Series 2010-ADV1, Class A1, 3.968%, 08/15/22 (e)	1,280
	Ally Auto Receivables Trust,
1,465	Series 2010-1, Class A3, 1.450%, 05/15/14	1,479
565	Series 2010-3, Class A4, 1.550%, 08/17/15	565
	AmeriCredit Automobile Receivables Trust,
1,510	Series 2008-AF, Class A4, 6.960%, 10/14/14	1,619
270	Series 2010-1, Class A3, 1.660%, 03/17/14	272
	Ameriquest Mortgage Securities, Inc.,
1,646	Series 2003-5, Class A6, SUB, 4.541%, 04/25/33	1,460
746	Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	740
46	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.350%, 02/25/13	38
	Bear Stearns Asset-Backed Securities Trust,
960	Series 2003-SD2, Class 2A, VAR, 3.215%, 06/25/43	897
1,542	Series 2006-SD1, Class A, VAR, 0.634%, 04/25/36	1,082
262	Capital One Auto Finance Trust, Series 2007-C, Class A3A, 5.130%, 04/16/12	264
	Centex Home Equity,
435	Series 2002-C, Class AF4, SUB, 4.480%, 06/25/31	430
135	Series 2003-B, Class AF4, SUB, 3.735%, 02/25/32	126
1,040	Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	1,045
	Chase Funding Mortgage Loan Asset-Backed Certificates,
979	Series 2002-1, Class 1A5, SUB, 6.595%, 02/25/32	1,028
728	Series 2003-5, Class 1A4, 4.396%, 02/25/30	726
943	Series 2003-6, Class 1A4, 4.499%, 11/25/34	924
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,841
974	Citifinancial Mortgage Securities, Inc., Series 2003-3, Class AF4, SUB, 5.348%, 08/25/33	980
	CNH Equipment Trust,
145	Series 2008-B, Class A3A, 4.780%, 07/16/12	146
2,400	Series 2010-A, Class A3, 1.540%, 07/15/14	2,428
	Countrywide Asset-Backed Certificates,
8	Series 2004-1, Class 3A, VAR, 0.544%, 04/25/34	6
590	Series 2004-1, Class M1, VAR, 0.764%, 03/25/34	459
480	Series 2004-1, Class M2, VAR, 0.814%, 03/25/34	390
1,539	Series 2004-6, Class M1, VAR, 0.864%, 10/25/34	897
230	Series 2004-13, Class MV8, VAR, 1.964%, 01/25/35 (f) (i)	11
3	Series 2005-3, Class AF3, VAR, 4.823%, 08/25/35	3
382	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	261
99	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	93
635	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	712
	Federal National Mortgage Association Whole Loan,
95	Series 1995-W4, Class A6, VAR, 7.500%, 07/25/25	101
276	Series 1995-W5, Class A5, VAR, 7.080%, 12/25/25	276
1,504	GE Mortgage Services LLC, Series 1999-HE1, Class A6, VAR, 6.700%, 04/25/29	1,570
37	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.524%, 11/25/35	37
	HSBC Home Equity Loan Trust,
1,233	Series 2004-1, Class A, VAR, 0.616%, 09/20/33	1,135
266	Series 2005-2, Class A1, VAR, 0.536%, 01/20/35	235
1,065	Series 2005-2, Class M1, VAR, 0.726%, 01/20/35	953
1,065	Series 2005-2, Class M2, VAR, 0.756%, 01/20/35	945
397	Series 2006-1, Class A1, VAR, 0.426%, 01/20/36	360
959	Series 2006-2, Class A1, VAR, 0.416%, 03/20/36	896
711	Series 2006-3, Class A2F, SUB, 5.660%, 03/20/36	717
1,075	Series 2006-3, Class A3F, SUB, 5.630%, 03/20/36	1,145
250	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	259
1,455	Series 2007-2, Class A3F, SUB, 5.810%, 07/20/36	1,518
1,221	Series 2007-3, Class APT, VAR, 1.466%, 11/20/36	1,091

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — Continued
	Long Beach Mortgage Loan Trust,
640	Series 2004-1, Class M3, VAR, 1.314%, 02/25/34	555
44	Series 2004-2, Class B, VAR, 3.764%, 06/25/34 (e) (f) (i)	4
58	Series 2004-5, Class M6, VAR, 2.764%, 09/25/34 (f) (i)	4
1,206	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 1.764%, 03/25/33	764
	New Century Home Equity Loan Trust,
1,000	Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	1,014
610	Series 2005-1, Class M1, VAR, 0.714%, 03/25/35	507
2,100	Residential Asset Securities Corp., Series 2005-EMX3, Class M1, VAR, 0.694%, 09/25/35	1,861
756	Residential Funding Mortgage Securities II, Inc., Series 2003-HI2, Class A6, SUB, 4.760%, 07/25/28	757
1,588	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.450%, 04/25/32 (e)	1,363
112	Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1, VAR, 0.344%, 06/25/37	98
1,500	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.534%, 06/25/35	1,362
47	Structured Asset Securities Corp., Series 2007-OSI, Class A2, VAR, 0.354%, 06/25/37	40
214	Union Pacific Railroad Co. 2003 Pass Through Trust, 4.698%, 01/02/24	234
1,500	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	1,472
295	USAA Auto Owner Trust, Series 2009-2, Class A4, 2.530%, 07/15/15	305
	Total Asset-Backed Securities (Cost $44,085)	43,780
Collateralized Mortgage Obligations — 20.5%
	Agency CMO — 13.3%
857	Federal Home Loan Bank System, Series 2000-0606, Class Y, 5.270%, 12/28/12	923
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
236	Series 23, Class KZ, 6.500%, 11/25/23	260
1,675	Series 24, Class J, 6.250%, 11/25/23	1,770
301	Series 31, Class Z, 8.000%, 04/25/24	357
	Federal Home Loan Mortgage Corp. REMICS,
37	Series 11, Class D, 9.500%, 07/15/19	40
22	Series 38, Class D, 9.500%, 05/15/20	26
10	Series 81, Class A, 8.125%, 11/15/20	12
25	Series 84, Class F, 9.200%, 10/15/20	28
15	Series 109, Class I, 9.100%, 01/15/21	16
4	Series 198, Class Z, 8.500%, 09/15/22	5
6	Series 201, Class Z, 8.000%, 02/15/23	6
21	Series 1254, Class N, 8.000%, 04/15/22	21
174	Series 1316, Class Z, 8.000%, 06/15/22	207
62	Series 1343, Class LB, 7.500%, 08/15/22	73
2	Series 1351, Class TF, HB, 1,010.000%, 08/15/22	51
120	Series 1456, Class Z, 7.500%, 01/15/23	120
920	Series 1543, Class VN, 7.000%, 07/15/23	961
21	Series 1556, Class H, 6.500%, 08/15/13	23
420	Series 1577, Class PV, 6.500%, 09/15/23	456
72	Series 1595, Class D, 7.000%, 10/15/13	78
1,400	Series 1611, Class Z, 6.500%, 11/15/23	1,571
1,600	Series 1628, Class LZ, 6.500%, 12/15/23	1,803
706	Series 1630, Class PK, 6.000%, 11/15/23	762
1,000	Series 1671, Class I, 7.000%, 02/15/24	1,169
16	Series 1671, Class QC, IF, 10.000%, 02/15/24	20
125	Series 1695, Class G, HB, IF , 23.361%, 03/15/24	199
74	Series 1710, Class GB, HB, IF, 35.197%, 04/15/24	138
321	Series 1911, Class SD, IF, IO, 10.169%, 07/15/23	84
161	Series 2022, Class PE, 6.500%, 01/15/28	178
1,212	Series 2033, Class K, 6.050%, 08/15/23	1,275
1,016	Series 2036, Class PG, 6.500%, 01/15/28	1,065
429	Series 2055, Class OE, 6.500%, 05/15/13	436
149	Series 2089, Class PJ, IO, 7.000%, 10/15/28	31
3,680	Series 2091, Class PG, 6.000%, 11/15/28	3,987
251	Series 2148, Class ZA, 6.000%, 04/15/29	271
424	Series 2201, Class C, 8.000%, 11/15/29	504
116	Series 2261, Class ZY, 7.500%, 10/15/30	136
1,281	Series 2293, Class ZA, 6.000%, 03/15/31	1,399
157	Series 2297, Class NB, 6.000%, 03/15/16	168
213	Series 2310, Class Z, 6.000%, 04/15/31	230
76	Series 2313, Class LA, 6.500%, 05/15/31	83
647	Series 2325, Class JO, PO, 06/15/31	571
1,765	Series 2330, Class PE, 6.500%, 06/15/31	1,897
561	Series 2344, Class QG, 6.000%, 08/15/16	608
651	Series 2345, Class PQ, 6.500%, 08/15/16	700
510	Series 2368, Class TG, 6.000%, 10/15/16	550
1,051	Series 2394, Class MC, 6.000%, 12/15/16	1,137

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   67

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
398	Series 2399, Class PG, 6.000%, 01/15/17	432
300	Series 2410, Class QB, 6.250%, 02/15/32	348
963	Series 2430, Class WF, 6.500%, 03/15/32	1,082
1,036	Series 2466, Class DH, 6.500%, 06/15/32	1,142
2,934	Series 2530, Class SK, IF, IO, 7.824%, 06/15/29	483
351	Series 2534, Class SI, HB, IF , 20.343%, 02/15/32	495
2,000	Series 2543, Class YX, 6.000%, 12/15/32	2,248
4,255	Series 2545, Class SQ, IF, IO, 7.324%, 05/15/17	233
817	Series 2557, Class HL, 5.300%, 01/15/33	892
2,182	Series 2586, Class IO, IO, 6.500%, 03/15/33	338
2,587	Series 2587, Class XS, IF, IO, 7.374%, 09/15/17	163
587	Series 2594, Class IV, IO, 7.000%, 03/15/32	120
192	Series 2602, Class BX, 3.500%, 12/15/22	199
2,045	Series 2610, Class UI, IO, 6.500%, 05/15/33	348
1,515	Series 2613, Class H, 4.500%, 05/15/18	1,677
2,000	Series 2617, Class GR, 4.500%, 05/15/18	2,172
815	Series 2630, Class KX, 4.050%, 06/15/18	814
2,880	Series 2630, Class S, IF, IO, 6.874%, 01/15/17	138
5,415	Series 2636, Class Z, 4.500%, 06/15/18	5,800
4,432	Series 2641, Class SK, IF, IO, 6.874%, 01/15/18	443
182	Series 2643, Class SA, HB, IF , 43.706%, 03/15/32	333
223	Series 2650, Class PO, PO, 12/15/32	215
223	Series 2650, Class SO, PO, 12/15/32	215
621	Series 2656, Class AC, 6.000%, 08/15/33	686
1,375	Series 2656, Class PE, 4.500%, 07/15/18	1,519
1,760	Series 2658, Class A, 4.500%, 08/15/18	1,825
843	Series 2668, Class SB, IF, 6.955%, 10/15/15	876
1,058	Series 2686, Class GB, 5.000%, 05/15/20	1,089
1,149	Series 2695, Class OB, PO, 10/15/33	948
1,979	Series 2701, Class ST, IF, IO, 6.724%, 08/15/21	118
1,510	Series 2707, Class KA, 4.500%, 11/15/18	1,588
1,094	Series 2707, Class KJ, 5.000%, 11/15/18	1,164
5,000	Series 2708, Class N, 4.000%, 11/15/18	5,399
265	Series 2717, Class BA, 6.000%, 11/15/30	270
632	Series 2723, Class JE, 5.500%, 12/15/33	636
705	Series 2733, Class SB, IF, 7.762%, 10/15/33	793
322	Series 2755, Class SA, IF, 13.648%, 05/15/30	357
1,392	Series 2756, Class NA, 5.000%, 02/15/24	1,533
211	Series 2761, Class SM, IF, 13.647%, 01/15/33	218
2,000	Series 2764, Class OE, 4.500%, 03/15/19	2,161
449	Series 2764, Class S, IF, 13.060%, 07/15/33	508
773	Series 2776, Class SK, IF, 8.661%, 04/15/34	801
1,353	Series 2779, Class SM, IF, IO, 6.874%, 10/15/18	122
313	Series 2827, Class SQ, IF, 7.500%, 01/15/19	325
1,000	Series 2845, Class QH, 5.000%, 08/15/34	1,043
4,911	Series 2864, Class NS, IF, IO, 6.824%, 09/15/34	578
2,241	Series 2888, Class IN, IO, 5.000%, 10/15/18	122
556	Series 2915, Class SY, IF, 15.560%, 01/15/35	633
757	Series 2931, Class GA, 5.000%, 11/15/28	784
144	Series 2942, Class ES, IF, IO, 6.374%, 03/15/35	—	(h)
166	Series 2971, Class PI, IO, 5.500%, 03/15/26	1
159	Series 2980, Class QB, 6.500%, 05/15/35	176
349	Series 2990, Class SL, HB, IF , 23.482%, 06/15/34	539
4,655	Series 2994, Class SC, IF, IO, 5.324%, 02/15/33	443
857	Series 2995, Class FT, VAR, 0.526%, 05/15/29	852
577	Series 3005, Class PV, IF, 12.295%, 10/15/33	664
3,199	Series 3006, Class XD, IF, IO, 6.324%, 07/15/35	84
293	Series 3020, Class DS, IF, IO, 6.374%, 08/15/35	1
538	Series 3031, Class BN, HB, IF , 20.792%, 08/15/35	605
982	Series 3059, Class B, 5.000%, 02/15/35	1,084
1,000	Series 3064, Class OG, 5.500%, 06/15/34	1,100
197	Series 3068, Class AO, PO, 01/15/35	190
1,050	Series 3117, Class EO, PO, 02/15/36	970
510	Series 3134, Class PO, PO, 03/15/36	471
648	Series 3138, Class PO, PO, 04/15/36	602
1,505	Series 3151, Class PD, 6.000%, 11/15/34	1,636
1,324	Series 3152, Class MO, PO, 03/15/36	1,195
5,089	Series 3201, Class IN, IF, IO, 5.974%, 08/15/36	720
6,629	Series 3202, Class HI, IF, IO, 6.374%, 08/15/36	1,024
17	Series 3205, Class PA, 6.000%, 04/15/27	17
785	Series 3219, Class OD, 6.000%, 06/15/33	844
148	Series 3269, Class WF, VAR, 0.000%, 01/15/37	145
2,000	Series 3274, Class B, 6.000%, 02/15/37	2,184
1,297	Series 3292, Class DO, PO, 03/15/37	1,218
6,682	Series 3305, Class IW, IF, IO, 6.174%, 04/15/37	983
495	Series 3306, Class TB, IF, 3.026%, 04/15/37	495

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
436	Series 3306, Class TC, IF, 2.486%, 04/15/37	434
753	Series 3331, Class PO, PO, 06/15/37	705
6,144	Series 3369, Class SB, IF, IO, 6.144%, 09/15/37	640
3,384	Series 3523, Class CI, IO, VAR, 2.461%, 02/15/12	70
598	Series 3542, Class TN, IF, 6.000%, 07/15/36	632
831	Series 3546, Class A, VAR, 5.994%, 02/15/39	883
1,541	Series 3572, Class JS, IF, IO, 6.524%, 09/15/39	272
1,086	Series 3605, Class NC, 5.500%, 06/15/37	1,237
3,623	Series 3609, Class SA, IF, IO, 6.064%, 12/15/39	669
1,078	Series 3611, Class PO, PO, 07/15/34	1,008
1,102	Series 3688, Class GT, VAR, 7.150%, 11/15/46	1,238
782	Federal Home Loan Mortgage Corp. STRIPS, Series 186, Class PO, PO, 08/01/27	669
1,012	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-76, Class 2A, VAR, 4.794%, 10/25/37	1,043
	Federal National Mortgage Association Grantor Trust,
988	Series 2002-T19, Class A1, 6.500%, 07/25/42	1,112
772	Series 2004-T2, Class 1A3, 7.000%, 11/25/43	895
924	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	1,086
12,541	Series 2004-T3, Class 1IO4, IO, VAR, 0.599%, 02/25/44	206
	Federal National Mortgage Association Interest STRIPS,
5,140	Series 203, Class 2, IO, 8.000%, 02/01/23	1,109
875	Series 266, Class 2, IO, 7.500%, 08/01/24	194
1,613	Series 348, Class 30, IO, 5.500%, 12/01/18	180
1,554	Series 348, Class 31, IO, VAR, 5.500%, 12/01/18	159
1,297	Series 356, Class 42, IO, 5.500%, 12/01/19	159
3,144	Series 380, Class S36, IF, IO, 7.571%, 07/25/37	404
1,699	Series 383, Class 68, IO, 6.500%, 09/01/37	294
2,627	Series 383, Class 69, IO, VAR, 6.500%, 10/01/37	362
757	Series 383, Class 86, IO, VAR, 7.000%, 09/01/37	113
	Federal National Mortgage Association REMICS,
18	Series 1988-13, Class C, 9.300%, 05/25/18	22
166	Series 1989-72, Class E, 9.350%, 10/25/19	194
6	Series 1989-98, Class H, 11.500%, 12/25/19	8
10	Series 1990-1, Class D, 8.800%, 01/25/20	12
12	Series 1990-110, Class H, 8.750%, 09/25/20	14
9	Series 1990-117, Class E, 8.950%, 10/25/20	11
94	Series 1991-141, Class PZ, 8.000%, 10/25/21	112
45	Series 1992-31, Class M, 7.750%, 03/25/22	54
57	Series 1992-79, Class Z, 9.000%, 06/25/22	70
48	Series 1992-101, Class J, 7.500%, 06/25/22	50
485	Series 1992-188, Class PZ, 7.500%, 10/25/22	570
586	Series 1992-200, Class SK, HB, IF , 20.709%, 11/25/22	961
40	Series 1993-23, Class PZ, 7.500%, 03/25/23	47
322	Series 1993-56, Class PZ, 7.000%, 05/25/23	373
174	Series 1993-60, Class Z, 7.000%, 05/25/23	196
393	Series 1993-79, Class PL, 7.000%, 06/25/23	455
612	Series 1993-141, Class Z, 7.000%, 08/25/23	710
307	Series 1993-149, Class M, 7.000%, 08/25/23	346
1,253	Series 1993-160, Class ZA, 6.500%, 09/25/23	1,413
106	Series 1993-165, Class SA, IF, 19.159%, 09/25/23	146
11	Series 1993-205, Class H, PO, 09/25/23	10
100	Series 1993-247, Class SM, HB, IF , 22.906%, 12/25/23	159
109	Series 1993-255, Class E, 7.100%, 12/25/23	123
163	Series 1993-257, Class C, PO, 06/25/23	158
266	Series 1994-1, Class L, 6.500%, 01/25/14	283
3,460	Series 1994-23, Class PX, 6.000%, 08/25/23	3,777
154	Series 1994-65, Class PK, PO, 04/25/24	138
405	Series 1995-4, Class Z, 7.500%, 10/25/22	488
649	Series 1995-19, Class Z, 6.500%, 11/25/23	731
91	Series 1996-59, Class K, 6.500%, 07/25/23	94
167	Series 1997-11, Class E, 7.000%, 03/18/27	189
569	Series 1997-20, Class D, 7.000%, 03/17/27	627
67	Series 1997-27, Class J, 7.500%, 04/18/27	74
1,668	Series 1997-37, Class SM, IF, IO, 7.719%, 12/25/22	298
500	Series 1997-42, Class EG, 8.000%, 07/18/27	595
1,022	Series 1997-63, Class ZA, 6.500%, 09/18/27	1,142
919	Series 1998-66, Class FB, VAR, 0.614%, 12/25/28	921
1,548	Series 1999-47, Class JZ, 8.000%, 09/18/29	1,841
464	Series 2000-8, Class Z, 7.500%, 02/20/30	546
782	Series 2001-4, Class PC, 7.000%, 03/25/21	865
291	Series 2001-5, Class OW, 6.000%, 03/25/16	307
1,197	Series 2001-14, Class Z, 6.000%, 05/25/31	1,326
891	Series 2001-36, Class ST, IF, IO, 8.236%, 11/25/30	161
3,677	Series 2001-72, Class SB, IF, IO, 7.236%, 12/25/31	437

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   69

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
791	Series 2002-11, Class QG, 5.500%, 03/25/17	860
238	Series 2002-19, Class SC, IF, 13.699%, 03/17/32	310
708	Series 2002-55, Class QE, 5.500%, 09/25/17	768
809	Series 2002-63, Class KC, 5.000%, 10/25/17	878
337	Series 2002-73, Class AN, 5.000%, 11/25/17	366
1,004	Series 2003-8, Class QD, 5.000%, 09/25/16	1,024
2,458	Series 2003-14, Class EH, IF, IO, 7.336%, 03/25/18	300
1,000	Series 2003-18, Class GT, 5.000%, 03/25/18	1,113
3,382	Series 2003-30, Class IP, IO, 5.750%, 08/25/32	232
2,000	Series 2003-47, Class PE, 5.750%, 06/25/33	2,265
175	Series 2003-60, Class DA, 4.250%, 06/25/21	178
1,424	Series 2003-64, Class KS, IF, 9.242%, 07/25/18	1,578
467	Series 2003-64, Class SX, IF, 12.971%, 07/25/33	528
1,279	Series 2003-73, Class GA, 3.500%, 05/25/31	1,320
2,000	Series 2003-83, Class PG, 5.000%, 06/25/23	2,185
78	Series 2003-91, Class SD, IF, 12.060%, 09/25/33	89
1,000	Series 2003-92, Class VH, 5.000%, 02/25/19	1,106
2,000	Series 2003-106, Class WE, 4.500%, 11/25/22	2,191
4,336	Series 2003-109, Class TS, IF, IO, 6.836%, 08/25/22	421
614	Series 2003-128, Class KE, 4.500%, 01/25/14	644
9,247	Series 2003-128, Class NG, 4.000%, 01/25/19	10,047
1,000	Series 2004-8, Class GD, 4.500%, 10/25/32	1,087
1,000	Series 2004-21, Class AE, 4.000%, 04/25/19	1,083
161	Series 2004-22, Class A, 4.000%, 04/25/19	165
20	Series 2004-29, Class WS, IF, 10.433%, 02/25/19	20
1,000	Series 2004-53, Class NC, 5.500%, 07/25/24	1,083
714	Series 2004-72, Class F, VAR, 0.764%, 09/25/34	715
648	Series 2004-87, Class JI, IO, 5.000%, 11/25/30	29
1,000	Series 2004-101, Class PD, 5.000%, 06/25/30	1,061
230	Series 2005-42, Class PS, IF, 16.341%, 05/25/35	315
1,123	Series 2005-51, Class MO, PO, 06/25/35	986
4,009	Series 2005-53, Class CS, IF, IO, 6.436%, 06/25/35	598
2,275	Series 2005-59, Class PC, 5.500%, 03/25/31	2,400
648	Series 2005-65, Class KO, PO, 08/25/35	577
6,800	Series 2005-68, Class BC, 5.250%, 06/25/35	7,494
2,549	Series 2005-68, Class JK, 5.250%, 05/25/35	2,556
7,243	Series 2005-72, Class WS, IF, IO, 6.486%, 08/25/35	937
1,575	Series 2005-84, Class XM, 5.750%, 10/25/35	1,757
489	Series 2005-90, Class ES, IF, 16.216%, 10/25/35	612
1,094	Series 2005-97, Class B, 5.500%, 11/25/35	1,174
508	Series 2005-106, Class US, HB, IF , 23.600%, 11/25/35	769
675	Series 2005-116, Class PB, 6.000%, 04/25/34	735
1,002	Series 2006-2, Class IG, IO, 6.000%, 06/25/32	11
767	Series 2006-22, Class AO, PO, 04/25/36	650
854	Series 2006-27, Class OH, PO, 04/25/36	775
1,653	Series 2006-46, Class LI, IO, 6.000%, 02/25/34	87
1,530	Series 2006-59, Class QO, PO, 01/25/33	1,454
1,326	Series 2006-61, Class AP, 6.000%, 08/25/35	1,425
579	Series 2006-74, Class UT, IF, 10.500%, 08/25/36	594
2,500	Series 2006-77, Class PC, 6.500%, 08/25/36	2,813
2,256	Series 2006-110, Class PO, PO, 11/25/36	1,988
476	Series 2006-114, Class DS, VAR, 12/25/36	447
296	Series 2006-115, Class OM, PO, 12/25/36	289
718	Series 2006-128, Class PO, PO, 01/25/37	636
830	Series 2007-10, Class Z, 6.000%, 02/25/37	913
2,906	Series 2007-22, Class SC, IF, IO, 5.816%, 03/25/37	241
1,074	Series 2007-68, Class IA, IO, 6.500%, 06/25/37	141
1,600	Series 2007-79, Class PC, 5.000%, 01/25/32	1,721
636	Series 2007-100, Class SM, IF, IO, 6.186%, 10/25/37	85
7,678	Series 2008-62, Class SM, IF, IO, 5.936%, 07/25/38	723
1,797	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	198
1,699	Series 2009-17, Class AI, IO, 5.000%, 03/25/24	209
4,169	Series 2009-23, Class MI, IO, 4.500%, 04/25/24	447
1,719	Series 2009-29, Class LA, VAR, 5.702%, 05/25/39	1,756
3,897	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	567
1,381	Series 2010-10, Class NT, 5.000%, 02/25/40	1,533
16,287	Series 2010-35, Class SB, IF, IO, 6.156%, 04/25/40	1,467

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
4,431	Series 2010-43, Class CI, IO, 4.500%, 02/25/25	391
510	Series 2010-45, Class PO, PO, 05/25/40	447
1,170	Series 2010-64, Class DM, 5.000%, 06/25/40	1,270
38	Series G-29, Class O, 8.500%, 09/25/21	43
89	Series G92-15, Class Z, 7.000%, 01/25/22	91
24	Series G92-30, Class Z, 7.000%, 06/25/22	27
49	Series G92-62, Class B, PO, 10/25/22	44
	Federal National Mortgage Association Whole Loan,
1,064	Series 2001-W3, Class A, VAR, 7.000%, 09/25/41	1,234
24,919	Series 2002-W7, Class IO1, IO, VAR, 0.924%, 06/25/29	709
15,172	Series 2002-W10, Class IO, IO, VAR, 0.981%, 08/25/42	342
50	Series 2003-W3, Class 2A5, 5.356%, 06/25/42	54
442	Series 2003-W4, Class 2A, 6.500%, 10/25/42	497
688	Series 2003-W6, Class 1A41, 5.398%, 10/25/42	734
372	Series 2004-W2, Class 1A3F, VAR, 0.614%, 02/25/44	368
390	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	452
1,020	Series 2004-W6, Class 3A4, 6.500%, 07/25/34	1,110
912	Series 2004-W8, Class 3A, 7.500%, 06/25/44	1,072
1,250	Series 2004-W9, Class 1A3, 6.050%, 02/25/44	1,364
50,508	Series 2004-W11, Class 1IO1, IO, VAR, 0.353%, 05/25/44	489
1,774	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	1,936
	Government National Mortgage Association,
207	Series 1997-7, Class ZA, 9.000%, 05/16/27	252
231	Series 1997-8, Class PN, 7.500%, 05/16/27	243
3,152	Series 1999-15, Class S, IF, IO, 7.924%, 05/16/29	602
53	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	66
568	Series 1999-44, Class ZG, 8.000%, 12/20/29	675
346	Series 2000-9, Class Z, 8.000%, 06/20/30	411
273	Series 2000-26, Class Z, 7.750%, 09/20/30	324
623	Series 2001-63, Class SI, HB, IF , 21.264%, 05/20/26	30
2,762	Series 2002-4, Class TD, 7.000%, 01/20/32	3,196
2,297	Series 2002-13, Class QA, IF, IO, 7.774%, 02/16/32	442
1,303	Series 2002-45, Class QE, 6.500%, 06/20/32	1,428
75	Series 2002-47, Class HM, 6.000%, 07/16/32	83
8,263	Series 2002-68, Class SC, IF, IO, 5.424%, 10/16/32	1,449
1,880	Series 2002-84, Class PH, 6.000%, 11/16/32	2,140
1,432	Series 2003-4, Class TI, IO, 5.500%, 05/16/31	40
351	Series 2003-52, Class SB, IF, 11.067%, 06/16/33	402
945	Series 2003-79, Class PV, 5.500%, 10/20/23	1,054
6,787	Series 2003-101, Class SK, IF, IO, 6.288%, 10/17/33	1,065
54	Series 2003-116, Class JO, PO, 12/20/33	54
240	Series 2004-2, Class SA, IF, 19.391%, 01/16/34	355
9,483	Series 2004-59, Class SG, IF, IO, 6.234%, 07/20/34	1,257
68	Series 2004-73, Class AE, IF, 14.294%, 08/17/34	82
3,180	Series 2004-90, Class SI, IF, IO, 5.834%, 10/20/34	391
5,578	Series 2004-105, Class SN, IF, IO, 5.834%, 12/20/34	675
10,550	Series 2005-3, Class SD, IF, IO, 5.834%, 01/20/31	590
8,060	Series 2005-48, Class CS, IF, IO, 6.034%, 04/20/33	604
595	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	89
723	Series 2006-59, Class PC, 5.500%, 04/20/35	793
4,602	Series 2007-9, Class CI, IF, IO, 5.934%, 03/20/37	522
548	Series 2007-17, Class JO, PO, 04/16/37	522
1,000	Series 2007-22, Class PK, 5.500%, 04/20/37	1,145
3,083	Series 2007-26, Class SC, IF, IO, 5.934%, 05/20/37	300
2,179	Series 2007-67, Class SI, IF, IO, 6.244%, 11/20/37	287
651	Series 2008-29, Class PO, PO, 02/17/33	608
226	Series 2008-34, Class OC, PO, 06/20/37	190
2,350	Series 2008-40, Class PS, IF, IO, 6.224%, 05/16/38	374
4,531	Series 2008-40, Class SA, IF, IO, 6.124%, 05/16/38	636
712	Series 2008-43, Class NA, 5.500%, 11/20/37	752
1,980	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	515
293	Series 2009-75, Class IY, IO, 5.500%, 06/20/39	94
1,400	Series 2009-79, Class OK, PO, 11/16/37	1,304

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   71

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,305	Series 2009-83, Class TS, IF, IO, 5.834%, 08/20/39	294
1,825	Series 2010-31, Class SK, IF, IO, 5.834%, 11/20/34	230
	Vendee Mortgage Trust,
1,273	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,472
3,313	Series 1998-1, Class 2E, 7.000%, 03/15/28	3,833
421	Series 1999-1, Class 2Z, 6.500%, 01/15/29	476
		248,647
	Non-Agency CMO — 7.2%
	ABN Amro Mortgage Corp.,
1,111	Series 2003-7, Class A3, 4.500%, 07/25/18	1,136
531	Series 2003-9, Class A1, 4.500%, 08/25/18	547
	Adjustable Rate Mortgage Trust,
1,947	Series 2005-4, Class 7A2, VAR, 0.494%, 08/25/35	1,733
335	Series 2005-5, Class 6A21, VAR, 0.494%, 09/25/35	219
	American General Mortgage Loan Trust,
1,713	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	1,842
2,540	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	2,606
3,000	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	2,890
4,943	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.159%, 09/25/35	2,072
345	ASG Resecuritization Trust, Series 2009-2, Class A55, VAR, 5.570%, 05/24/36 (e)	347
	Banc of America Alternative Loan Trust,
753	Series 2003-11, Class 2A1, 6.000%, 01/25/34	790
811	Series 2004-6, Class 4A1, 5.000%, 07/25/19	834
823	Series 2006-7, Class A1, VAR, 5.900%, 10/25/36	813
	Banc of America Funding Corp.,
1,500	Series 2005-5, Class 3A5, 5.500%, 08/25/35	964
663	Series 2005-7, Class 30PO, PO, 11/25/35	418
1,694	Series 2005-E, Class 4A1, VAR, 2.959%, 03/20/35	1,622
	Banc of America Mortgage Securities, Inc.,
644	Series 2003-7, Class A2, 4.750%, 09/25/18	666
531	Series 2004-2, Class 2A4, 5.500%, 03/25/34	375
4,362	Series 2004-3, Class 2A1, 5.500%, 04/25/34	4,072
797	Series 2004-5, Class 4A1, 4.750%, 06/25/19	799
867	Series 2004-7, Class 2A2, 5.750%, 08/25/34	821
335	Series 2004-8, Class XPO, PO, 10/25/34	272
67	Series 2004-11, Class 15PO, PO, 01/25/20	54
1,123	Series 2004-F, Class 1A1, VAR, 2.766%, 07/25/34	1,052
300	Series 2005-1, Class 15PO, PO, 02/25/20	226
504	Series 2005-1, Class 1A17, 5.500%, 02/25/35	355
2,043	Series 2005-1, Class 2A1, 5.000%, 02/25/20	2,020
333	Series 2005-10, Class 15PO, PO, 11/25/20	261
443	Series 2005-11, Class 15PO, PO, 12/25/20	343
610	Series 2007-1, Class 1A7, 5.750%, 03/25/37	619
	BCAP LLC Trust,
624	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	618
1,934	Series 2010-RR7, Class 16A1, VAR, 1.086%, 02/26/47 (e)	1,788
1,939	Series 2010-RR8, Class 3A3, VAR, 5.121%, 05/26/35 (e)	1,981
463	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 3.011%, 10/25/33	447
10	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 7.096%, 03/25/31	11
1,408	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	1,446
	Chase Mortgage Finance Corp.,
796	Series 2003-S10, Class A1, 4.750%, 11/25/18	819
957	Series 2003-S13, Class A2, 5.000%, 11/25/33	996
1,475	Series 2004-S1, Class M, VAR, 5.091%, 02/25/19	1,451
1,130	Citicorp Mortgage Securities, Inc., Series 2004-1, Class 3A1, 4.750%, 01/25/34	1,159
	Citigroup Mortgage Loan Trust, Inc.,
149	Series 2003-UST1, Class PO3, PO, 12/25/18	119
236	Series 2004-HYB4, Class AA, VAR, 0.594%, 12/25/34	202
410	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/18	412
	Countrywide Alternative Loan Trust,
495	Series 2003-J3, Class 2A1, 6.250%, 12/25/33	510
2,201	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	2,122
500	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	500
1,683	Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	1,716
1,874	Series 2004-J13, Class 1A4, SUB, 5.030%, 02/25/35	1,889

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
682	Series 2005-5R, Class A1, 5.250%, 12/25/18	703
800	Series 2005-23CB, Class A2, 5.500%, 07/25/35	646
5,000	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	4,024
2,000	Series 2005-86CB, Class A11, 5.500%, 02/25/36	1,364
24	Series 2005-J1, Class 4A1, 6.000%, 08/25/17	23
387	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	387
100	Series 2005-J7, Class 1A9, 5.500%, 07/25/35	63
531	Series 2006-26CB, Class A9, 6.500%, 09/25/36	371
	Countrywide Home Loan Mortgage Pass-Through Trust,
375	Series 2002-22, Class A20, 6.250%, 10/25/32	377
1,164	Series 2003-40, Class A3, 4.500%, 10/25/18	1,185
255	Series 2003-J7, Class 2A13, 5.000%, 08/25/33	249
1,270	Series 2004-3, Class A25, 5.750%, 04/25/34	1,292
43	Series 2005-13, Class A1, 5.500%, 06/25/35	41
1,458	Series 2005-22, Class 2A1, VAR, 5.021%, 11/25/35	1,082
27	Series 2006-10, Class 1A10, 5.850%, 05/25/36	27
998	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	998
	CS First Boston Mortgage Securities Corp.,
433	Series 2003-29, Class 8A1, 6.000%, 11/25/18	445
3,766	Series 2004-4, Class 5A4, IF, IO, 7.286%, 08/25/34	466
1,000	Series 2005-1, Class 1A16, 5.500%, 02/25/35	775
905	Series 2005-7, Class 5A1, 4.750%, 08/25/20	886
500	Series 2005-10, Class 10A4, 6.000%, 11/25/35	246
881	Series 2005-10, Class 6A13, 5.500%, 11/25/35	648
242	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4APO, PO, 06/25/35	160
742	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, VAR, 2.525%, 09/25/34	653
	First Horizon Asset Securities, Inc.,
467	Series 2003-8, Class 1A43, PO, 10/25/33	330
354	Series 2004-AR7, Class 2A1, VAR, 2.870%, 02/25/35	346
	GMAC Mortgage Corp. Loan Trust,
791	Series 2004-J5, Class A7, 6.500%, 01/25/35	810
325	Series 2005-AR3, Class 3A4, VAR, 3.241%, 06/19/35	256
	GSR Mortgage Loan Trust,
545	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	566
1,077	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	1,108
718	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	735
1,000	Series 2007-2F, Class 2A7, 5.750%, 02/25/37	839
1,072	Impac CMB Trust, Series 2004-10, Class 3A2, VAR, 1.064%, 03/25/35	476
35	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.500%, 08/25/33	36
	JP Morgan Mortgage Trust,
1,487	Series 2004-S2, Class 4A5, 6.000%, 11/25/34	1,524
590	Series 2006-A2, Class 4A1, VAR, 2.932%, 08/25/34	574
426	Series 2006-A2, Class 5A3, VAR, 3.284%, 11/25/33	415
1,411	JP Morgan Reremic, Series 2010-4, Class 7A1, VAR, 4.337%, 08/26/35 (e)	1,415
	MASTR Adjustable Rate Mortgages Trust,
537	Series 2004-13, Class 2A1, VAR, 2.961%, 04/21/34	530
551	Series 2004-13, Class 3A6, VAR, 2.906%, 11/21/34	548
	MASTR Alternative Loans Trust,
869	Series 2003-7, Class 4A3, 8.000%, 11/25/18	882
382	Series 2003-8, Class 3A1, 5.500%, 12/25/33	384
1,107	Series 2003-9, Class 5A1, 4.500%, 12/25/18	1,138
75	Series 2004-6, Class 6A1, 6.500%, 07/25/34	78
227	Series 2004-7, Class 30PO, PO, 08/25/34	153
105	Series 2004-7, Class 3A1, 6.500%, 08/25/34	104
1,107	Series 2004-8, Class 6A1, 5.500%, 09/25/19	1,137
2,118	Series 2004-10, Class 1A1, 4.500%, 09/25/19	2,141
504	Series 2004-11, Class 8A3, 5.500%, 11/25/19	482
88	Series 2005-1, Class 5A1, 5.500%, 01/25/20	91
	MASTR Asset Securitization Trust,
132	Series 2003-6, Class 8A1, 5.500%, 07/25/33	136
826	Series 2003-10, Class 3A1, 5.500%, 11/25/33	844
341	Series 2003-11, Class 10A1, 5.000%, 12/25/18	353
634	Series 2003-11, Class 3A1, 4.500%, 12/25/18	645
179	Series 2004-6, Class 15PO, PO, 05/25/19	147
1,266	Series 2004-6, Class 3A1, 5.250%, 07/25/19	1,300
341	Series 2004-8, Class PO, PO, 08/25/19	268

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   73

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
570	Series 2004-10, Class 1A1, 4.500%, 10/25/19	593
465	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	298
2,012	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, VAR, 0.544%, 08/25/35	1,709
876	MLCC Mortgage Investors, Inc., Series 2004-D, Class A3, VAR, 2.312%, 08/25/29	826
461	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.584%, 02/25/35	348
	Nomura Asset Acceptance Corp.,
396	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	391
1,572	Series 2005-AR1, Class 1A1, VAR, 2.809%, 02/25/35	1,165
	Paine Webber CMO Trust,
12	Series H, Class 4, 8.750%, 04/01/18	13
12	Series L, Class 4, 8.950%, 07/01/18	14
1,028	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	1,066
	Residential Accredit Loans, Inc.,
1,217	Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,233
803	Series 2004-QS8, Class A2, 5.000%, 06/25/34	789
4,000	Series 2005-QS5, Class A4, 5.750%, 04/25/35	2,348
500	Residential Asset Securitization Trust, Series 2006-A6, Class 2A13, 6.000%, 07/25/36	272
	Residential Funding Mortgage Securities I,
390	Series 2003-S7, Class A17, 4.000%, 05/25/33	387
1,275	Series 2004-S4, Class 2A7, 4.500%, 04/25/19	1,318
555	Series 2005-SA4, Class 1A1, VAR, 3.241%, 09/25/35	438
3,948	Series 2006-S1, Class 1A8, 5.750%, 01/25/36	2,074
440	Residential Funding Securities LLC, Series 2003-RM2, Class AII, 5.000%, 05/25/18	454
118	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	121
	Structured Adjustable Rate Mortgage Loan Trust,
696	Series 2004-14, Class 1A, VAR, 2.700%, 10/25/34	568
676	Series 2005-5, Class A1, VAR, 0.494%, 05/25/35	602
315	Series 2005-5, Class A2, VAR, 0.494%, 05/25/35	281
	Structured Asset Securities Corp.,
283	Series 2003-21, Class 1A3, 5.500%, 07/25/33	288
4,867	Series 2003-26A, Class 3A5, VAR, 2.656%, 09/25/33	4,389
940	Series 2003-31A, Class B1, VAR, 2.855%, 10/25/33	352
878	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	878
959	Series 2003-37A, Class 2A, VAR, 4.997%, 12/25/33	980
686	Series 2004-7, Class 2A1, VAR, 5.359%, 05/25/24	706
	WaMu Mortgage Pass-Through Certificates,
779	Series 2002-S4, Class A4, 6.500%, 10/19/29	792
590	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	605
850	Series 2003-AR8, Class A, VAR, 2.716%, 08/25/33	853
772	Series 2003-AR9, Class 1A6, VAR, 2.766%, 09/25/33	769
271	Series 2003-S4, Class 3A, 5.500%, 06/25/33	285
335	Series 2004-AR3, Class A1, VAR, 2.708%, 06/25/34	317
759	Series 2004-AR3, Class A2, VAR, 2.708%, 06/25/34	743
787	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	814
840	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	873
1,726	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	1,790
218	Series 2005-AR2, Class 2A21, VAR, 0.594%, 01/25/45	171
1,877	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.500%, 06/25/35	1,557
1,160	Wells Fargo Mortgage Backed Securities Trust, Series 2003-F, Class A1, VAR, 4.852%, 06/25/33	1,172
	Wells Fargo Mortgage-Backed Securities Trust,
561	Series 2003-8, Class A9, 4.500%, 08/25/18	574
226	Series 2003-10, Class A1, 4.500%, 09/25/18	233
500	Series 2003-11, Class 1A4, 4.750%, 10/25/18	505
921	Series 2003-12, Class A2, 4.500%, 11/25/18	944
396	Series 2003-17, Class 2A9, PO, 01/25/34	282
576	Series 2003-18, Class A1, 5.500%, 12/25/33	596
411	Series 2003-J, Class 2A5, VAR, 4.427%, 10/25/33	416
1,158	Series 2003-M, Class A1, VAR, 4.677%, 12/25/33	1,160
320	Series 2004-DD, Class 2A8, VAR, 2.873%, 01/25/35	203
514	Series 2004-EE, Class 3A1, VAR, 3.100%, 12/25/34	500

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
709	Series 2004-EE, Class 3A2, VAR, 3.100%, 12/25/34	681
178	Series 2004-Q, Class 1A3, VAR, 4.863%, 09/25/34	166
747	Series 2004-Q, Class 2A2, VAR, 4.816%, 09/25/34	508
575	Series 2004-U, Class A1, VAR, 3.106%, 10/25/34	546
895	Series 2005-1, Class 1A1, 4.750%, 01/25/20	921
2,175	Series 2005-9, Class 2A10, 5.250%, 10/25/35	1,748
1,277	Series 2005-13, Class A1, 5.000%, 11/25/20	1,326
227	Series 2005-AR13, Class A1, VAR, 5.293%, 05/25/35	222
		134,029
	Total Collateralized Mortgage Obligations (Cost $365,877)	382,676
Commercial Mortgage-Backed Securities — 2.2%
	Banc of America Commercial Mortgage, Inc.,
1,050	Series 2005-3, Class A4, 4.668%, 07/10/43	1,102
2,435	Series 2005-3, Class AM, 4.727%, 07/10/43	2,213
1,050	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	1,144
2,000	Series 2005-6, Class ASB, VAR, 5.350%, 09/10/47	2,151
485	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	532
3,010	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	3,203
1,005	Series 2006-4, Class A4, 5.634%, 07/10/46	1,076
500	Banc of America Large Loan, Inc., Series 2009-UB1, Class A4A, VAR, 5.698%, 06/24/50 (e)	546
	Bear Stearns Commercial Mortgage Securities,
532	Series 2004-T14, Class A3, 4.800%, 01/12/41	550
640	Series 2005-PWR7, Class A3, VAR, 5.116%, 02/11/41	689
2,570	Series 2006-PW11, Class A4, VAR, 5.623%, 03/11/39	2,825
75	Series 2006-PW12, Class A4, VAR, 5.907%, 09/11/38	83
250	Series 2006-T24, Class A4, 5.537%, 10/12/41	273
1,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3, VAR, 5.846%, 03/15/39	1,055
1,080	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	1,101
891	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.663%, 01/12/43	901
	GMAC Commercial Mortgage Securities, Inc.,
148	Series 2003-C1, Class A1, 3.337%, 05/10/36	151
645	Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	691
	GS Mortgage Securities Corp. II,
465	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	499
793	Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	757
	JP Morgan Chase Commercial Mortgage Securities Corp.,
2,000	Series 2005-CB13, Class A4, VAR, 5.459%, 01/12/43	2,137
1,000	Series 2006-CB14, Class A4, VAR, 5.481%, 12/12/44	1,078
285	Series 2006-CB17, Class A4, 5.429%, 12/12/43	304
620	Series 2006-LDP6, Class A4, VAR, 5.475%, 04/15/43	671
160	Series 2006-LDP7, Class A4, VAR, 6.063%, 04/15/45	176
	LB-UBS Commercial Mortgage Trust,
405	Series 2006-C1, Class A4, 5.156%, 02/15/31	437
1,060	Series 2006-C4, Class A4, VAR, 6.080%, 06/15/38	1,160
560	Series 2006-C6, Class A4, 5.372%, 09/15/39	604
	Merrill Lynch Mortgage Trust,
1,750	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	1,922
1,755	Series 2006-C1, Class A4, VAR, 5.838%, 05/12/39	1,883
	Merrill Lynch/Countrywide Commercial Mortgage Trust,
1,725	Series 2006-1, Class A4, VAR, 5.594%, 02/12/39	1,903
250	Series 2006-4, Class A3, VAR, 5.172%, 12/12/49	258
	Morgan Stanley Capital I,
645	Series 2006-T21, Class A4, VAR, 5.162%, 10/12/52	698
446	Series 2006-T23, Class A1, 5.682%, 08/12/41	453
1,575	Series 2006-T23, Class AM, VAR, 5.981%, 08/12/41	1,562
785	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35	836

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   75

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — Continued
	Non-Agency CMO — Continued
1,290	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.044%, 08/15/39	1,438
	Wachovia Bank Commercial Mortgage Trust,
1,792	Series 2004-C15, Class A2, 4.039%, 10/15/41	1,803
170	Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	184
250	Series 2006-C25, Class A4, VAR, 5.923%, 05/15/43	275
	Total Commercial Mortgage-Backed Securities (Cost $37,696)	41,324
Convertible Bond — 0.1%
	Materials — 0.1%
	Construction Materials — 0.1%
665	U.S. Concrete, Inc., 9.500%, 07/13/15 (f) (Cost $665)	665
Corporate Bonds — 34.3%
	Consumer Discretionary — 5.5%
	Auto Components — 0.1%
1,000	DPH Holdings Corp., 7.125%, 05/01/29 (d)	25
	Goodyear Tire & Rubber Co. (The),
210	9.000%, 07/01/15 (c)	220
531	10.500%, 05/15/16	589
2,049	UCI Holdco, Inc., PIK, 8.537%, 12/15/13	2,008
		2,842
	Automobiles — 0.4%
2,000	Daimler Finance North America LLC, 7.300%, 01/15/12	2,152
400	Ford Motor Co., 9.215%, 09/15/21 (c)	418
	Motors Liquidation Co.,
120	5.250%, 03/06/32	880
385	6.250%, 07/15/33	2,854
21	7.250%, 04/15/41	151
1	7.250%, 07/15/41	4
42	7.250%, 02/15/52	296
55	7.375%, 05/15/48	392
1	7.375%, 10/01/51	10
2,500	7.700%, 04/15/16 (d)	744
250	Navistar International Corp., 8.250%, 11/01/21	262
		8,163
	Broadcasting & Cable TV — 0.6%
2,004	Adelphia Communications Corp., 9.375%, 11/15/09 (d)	30
	Cablevision Systems Corp.,
175	7.750%, 04/15/18	184
80	8.000%, 04/15/20 (c)	86
	CCO Holdings LLC/CCO Holdings Capital Corp.,
125	7.875%, 04/30/18 (e)	129
1,080	8.125%, 04/30/20 (e)	1,137
	DISH DBS Corp.,
400	7.000%, 10/01/13	417
530	7.125%, 02/01/16	542
475	7.875%, 09/01/19	495
400	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.500%, 10/15/15	397
1,675	Sirius XM Radio, Inc., 9.750%, 09/01/15 (e)	1,822
1,750	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 8.125%, 12/01/17 (e)	1,798
2,350	Videotron Ltee, (Canada), 9.125%, 04/15/18	2,608
1,000	Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19	1,090
		10,735
	Distributors — 0.0% (g)
450	McJunkin Red Man Corp., 9.500%, 12/15/16 (e)	397
	Diversified Consumer Services — 0.3%
750	Knowledge Learning Corp., 7.750%, 02/01/15 (e)	720
500	Mac-Gray Corp., 7.625%, 08/15/15	481
	Service Corp. International,
495	7.000%, 06/15/17	512
2,073	7.625%, 10/01/18	2,174
500	Sotheby’s, 7.750%, 06/15/15	508
	Stewart Enterprises, Inc.,
165	3.125%, 07/15/14	150
1,863	6.250%, 02/15/13	1,863
		6,408
	Gaming — 0.7%
2,502	Chukchansi Economic Development Authority, 8.000%, 11/15/13 (e)	1,451
1,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250%, 06/15/15 (d) (e)	3
3,500	Harrah’s Operating Co., Inc., 10.000%, 12/15/18 (c)	2,730
	Mashantucket Western Pequot Tribe,
250	5.912%, 09/01/21 (d) (e)	168
1,010	8.500%, 11/15/15 (d) (e)	162

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Gaming — Continued
1,000	MGM Resorts International, 6.875%, 04/01/16 (c)	785
1,750	Peninsula Gaming LLC, 8.375%, 08/15/15 (c)	1,816
1,000	Pinnacle Entertainment, Inc., 8.625%, 08/01/17	1,047
1,750	Seminole Hard Rock Entertainment, Inc., VAR, 3.037%, 03/15/14 (e)	1,527
2,000	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	1,525
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
625	7.750%, 08/15/20 (e)	631
165	7.875%, 11/01/17 (e)	170
350	7.875%, 05/01/20 (c) (e)	353
		12,368
	Hotels, Restaurants & Leisure — 0.4%
700	AMC Entertainment, Inc., 8.750%, 06/01/19 (c)	723
500	Cinemark USA, Inc., 8.625%, 06/15/19	524
	Host Hotels & Resorts LP,
750	6.875%, 11/01/14	767
872	7.125%, 11/01/13	885
225	Landry’s Restaurants, Inc., 11.625%, 12/01/15	233
	Marina District Finance Co., Inc.,
175	9.500%, 10/15/15 (c) (e)	174
175	9.875%, 08/15/18 (c) (e)	174
500	Real Mex Restaurants, Inc., 14.000%, 01/01/13	502
	Royal Caribbean Cruises Ltd., (Liberia),
7	6.875%, 12/01/13	7
400	7.000%, 06/15/13	409
338	7.250%, 06/15/16	341
408	11.875%, 07/15/15	480
1,000	Speedway Motorsports, Inc., 6.750%, 06/01/13	1,002
255	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/14	282
455	Vail Resorts, Inc., 6.750%, 02/15/14	458
		6,961
	Household Durables — 0.4%
1,000	D.R. Horton, Inc., 5.625%, 01/15/16	963
	KB Home,
1,500	5.750%, 02/01/14	1,408
415	5.875%, 01/15/15	381
1,875	Lennar Corp., 6.950%, 06/01/18 (c) (e)	1,657
1,000	Meritage Homes Corp., 7.150%, 04/15/20	920
420	Newell Rubbermaid, Inc., 4.700%, 08/15/20	440
330	Simmons Bedding Co., Escrow, 10.000%, 12/15/14	—
750	Standard Pacific Corp., 7.000%, 08/15/15	690
		6,459
	Internet & Catalog Retail — 0.1%
650	Expedia, Inc., 5.950%, 08/15/20 (e)	664
400	NetFlix, Inc., 8.500%, 11/15/17	436
		1,100
	Leisure Equipment & Products — 0.1%
250	Da-Lite Screen Co., Inc., 12.500%, 04/01/15 (c)	253
1,440	Eastman Kodak Co., 9.750%, 03/01/18 (e)	1,379
115	FGI Holding Co., Inc., PIK, 11.250%, 10/01/15 (e)	113
750	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	729
		2,474
	Media — 1.2%
600	Belo Corp., 8.000%, 11/15/16	636
500	Block Communications, Inc., 8.250%, 12/15/15 (e)	495
160	CBS Corp., 8.875%, 05/15/19	208
1,030	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	1,051
	Clear Channel Worldwide Holdings, Inc.,
160	9.250%, 12/15/17	166
650	9.250%, 12/15/17	682
240	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	337
1,500	Comcast Cable Holdings LLC, 9.800%, 02/01/12	1,673
	Comcast Corp.,
850	5.900%, 03/15/16	982
240	6.300%, 11/15/17	283
900	CSC Holdings LLC, 7.625%, 07/15/18	958
175	Entravision Communications Corp., 8.750%, 08/01/17 (e)	175
	Gannett Co., Inc.,
500	8.750%, 11/15/14 (c) (e)	539
175	9.375%, 11/15/17 (e)	191
1,000	Historic TW, Inc., 9.150%, 02/01/23	1,377
1,225	Intelsat Jackson Holdings S.A., (Luxembourg), 8.500%, 11/01/19 (e)	1,295
1,000	Intelsat Subsidiary Holding Co. S.A., (Bermuda), 8.500%, 01/15/13	1,012

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   77

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Media — Continued
350	Interpublic Group of Cos., Inc. (The), 10.000%, 07/15/17	403
	Lamar Media Corp.,
150	6.625%, 08/15/15	150
750	6.625%, 08/15/15	743
75	McClatchy Co. (The), 11.500%, 02/15/17 (e)	77
500	Media General, Inc., 11.750%, 02/15/17 (c)	532
	News America Holdings, Inc.,
800	7.750%, 01/20/24	1,020
147	8.875%, 04/26/23	203
	News America, Inc.,
600	6.750%, 01/09/38	692
200	7.850%, 03/01/39	264
141	Salem Communications Corp., 9.625%, 12/15/16	147
	Thomson Reuters Corp., (Canada),
280	4.700%, 10/15/19	310
410	5.950%, 07/15/13	461
200	6.500%, 07/15/18	242
335	Time Warner Cable, Inc., 7.300%, 07/01/38	414
	Time Warner Entertainment Co. LP,
415	8.375%, 03/15/23	543
945	8.375%, 07/15/33	1,241
750	10.150%, 05/01/12	854
50	Viacom, Inc., 6.875%, 04/30/36	60
500	Walt Disney Co. (The), 5.875%, 12/15/17	608
1,303	WMG Acquisition Corp., 9.500%, 06/15/16	1,362
		22,386
	Multiline Retail — 0.4%
2,050	HSN, Inc., 11.250%, 08/01/16	2,327
	QVC, Inc.,
75	7.125%, 04/15/17 (e)	76
75	7.375%, 10/15/20 (e)	76
2,050	7.500%, 10/01/19 (e)	2,091
	Target Corp.,
1,430	3.875%, 07/15/20	1,499
310	7.000%, 01/15/38	406
		6,475
	Specialty Retail — 0.8%
1,000	ACE Hardware Corp., 9.125%, 06/01/16 (e)	1,050
500	Brown Shoe Co., Inc., 8.750%, 05/01/12	509
265	Burlington Coat Factory Investment Holdings, Inc., SUB, 14.500%, 10/15/14	282
951	Lowe’s Cos., Inc., 7.110%, 05/15/37	1,250
	Ltd. Brands, Inc.,
375	7.000%, 05/01/20	392
1,600	8.500%, 06/15/19	1,808
2,250	Michael’s Stores, Inc., SUB, 11/01/16 (c)	2,115
2,000	NBC Acquisition Corp., SUB, 11.000%, 03/15/13	1,800
	Nebraska Book Co., Inc.,
1,500	8.625%, 03/15/12 (c)	1,410
102	10.000%, 12/01/11	103
750	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	787
200	Staples, Inc., 9.750%, 01/15/14	248
1,000	Toys R US - Delaware, Inc., 7.375%, 09/01/16 (e)	1,010
2,000	Toys R Us Property Co. LLC, 8.500%, 12/01/17 (e)	2,080
		14,844
	Textiles, Apparel & Luxury Goods — 0.0% (g)
250	Hanesbrands, Inc., VAR, 4.121%, 12/15/14	237
120	Phillips-Van Heusen Corp., 7.375%, 05/15/20	124
		361
	Total Consumer Discretionary	101,973
	Consumer Staples — 1.8%
	Beverages — 0.5%
	Anheuser-Busch Cos., Inc.,
325	5.500%, 01/15/18	367
550	5.750%, 04/01/36	598
280	7.550%, 10/01/30	361
	Anheuser-Busch InBev Worldwide, Inc.,
160	6.875%, 11/15/19 (e)	198
280	7.200%, 01/15/14 (e)	326
275	7.750%, 01/15/19 (e)	352
	Coca-Cola Enterprises, Inc.,
400	6.950%, 11/15/26	520
528	8.500%, 02/01/12	581
	Constellation Brands, Inc.,
330	7.250%, 09/01/16	346
1,000	7.250%, 05/15/17	1,047
	Diageo Finance B.V., (Netherlands),
575	5.300%, 10/28/15	657
325	5.500%, 04/01/13	359
1,000	Diageo Investment Corp., 7.450%, 04/15/35	1,374
	PepsiCo, Inc.,
800	3.750%, 03/01/14	863

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Beverages — Continued
325	7.900%, 11/01/18	434
1,235	SABMiller plc, (United Kingdom), 5.500%, 08/15/13 (e)	1,359
		9,742
	Food & Staples Retailing — 0.6%
	CVS Caremark Corp.,
225	5.750%, 06/01/17	258
295	6.125%, 09/15/39	331
1,710	Ingles Markets, Inc., 8.875%, 05/15/17	1,789
	Kroger Co. (The),
215	6.400%, 08/15/17	257
712	7.500%, 04/01/31	927
300	7.700%, 06/01/29	395
4,000	Rite Aid Corp., 9.500%, 06/15/17	3,170
2,000	SUPERVALU, Inc., 8.000%, 05/01/16 (c)	2,005
	Wal-Mart Stores, Inc.,
160	5.250%, 09/01/35	175
1,000	6.200%, 04/15/38	1,232
260	7.550%, 02/15/30	360
		10,899
	Food Products — 0.5%
	Bunge Ltd. Finance Corp.,
370	5.875%, 05/15/13	397
655	8.500%, 06/15/19	792
148	Bunge N.A. Finance LP, 5.900%, 04/01/17	158
1,000	Cargill, Inc., 7.350%, 03/06/19 (e)	1,268
135	ConAgra Foods, Inc., 7.000%, 04/15/19	168
	Del Monte Corp.,
185	6.750%, 02/15/15	190
1,000	7.500%, 10/15/19	1,060
220	Dole Food Co., Inc., 8.000%, 10/01/16 (e)	227
143	Eurofresh, Inc., 15.000%, 11/18/16 (f) (i)	143
641	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	735
	Kraft Foods, Inc.,
810	6.125%, 02/01/18	948
335	6.500%, 08/11/17	400
575	6.875%, 02/01/38	709
	Smithfield Foods, Inc.,
765	7.750%, 05/15/13	769
250	10.000%, 07/15/14 (e)	279
		8,243
	Household Products — 0.2%
	Jarden Corp.,
695	7.500%, 05/01/17	708
100	7.500%, 01/15/20	102
1,000	Kimberly-Clark Corp., 6.125%, 08/01/17	1,219
831	Procter & Gamble - ESOP, 9.360%, 01/01/21	1,099
535	Spectrum Brands Holdings, Inc., PIK, 12.000%, 08/28/19	574
		3,702
	Personal Products — 0.0% (g)
	Visant Holding Corp.,
360	8.750%, 12/01/13	367
340	SUB, 10.250%, 12/01/13	347
		714
	Tobacco — 0.0% (g)
250	Alliance One International, Inc., 10.000%, 07/15/16	262
	Total Consumer Staples	33,562
	Energy — 2.8%
	Energy Equipment & Services — 0.3%
405	American Petroleum Tankers LLC/AP Tankers Co., 10.250%, 05/01/15 (e)	410
720	Baker Hughes, Inc., 5.125%, 09/15/40	752
70	Diamond Offshore Drilling, Inc., 5.875%, 05/01/19	80
	Gibson Energy ULC/GEP Midstream Finance Corp., (Canada),
300	10.000%, 01/15/18	294
250	11.750%, 05/27/14	275
	Halliburton Co.,
500	7.450%, 09/15/39	673
700	8.750%, 02/15/21	938
161	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e)	159
1,000	Key Energy Services, Inc., 8.375%, 12/01/14	1,032
80	Parker Drilling Co., 9.125%, 04/01/18 (e)	80
500	PHI, Inc., 7.125%, 04/15/13	482
155	Pride International, Inc., 6.875%, 08/15/20	163
500	Sevan Marine ASA, (Norway), 12.000%, 08/10/15 (e)	507
		5,845
	Oil, Gas & Consumable Fuels — 2.5%
2,640	Alon Refining Krotz Springs, Inc., 13.500%, 10/15/14 (c)	2,587
250	AmeriGas Partners LP, 7.250%, 05/20/15	257

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   79

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
750	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 05/20/16	770
	Anadarko Petroleum Corp.,
300	6.375%, 09/15/17	297
350	6.950%, 06/15/19	353
125	7.625%, 03/15/14	134
100	7.950%, 06/15/39	98
225	8.700%, 03/15/19	248
175	Apache Corp., 6.900%, 09/15/18	219
190	Arch Coal, Inc., 7.250%, 10/01/20	193
1,500	Bill Barrett Corp., 9.875%, 07/15/16	1,628
	BP Capital Markets plc, (United Kingdom),
1,835	3.875%, 03/10/15	1,818
515	4.750%, 03/10/19 (c)	505
325	5.250%, 11/07/13	337
330	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	377
810	Cenovus Energy, Inc., (Canada), 5.700%, 10/15/19	937
	Chesapeake Energy Corp.,
430	6.500%, 08/15/17	436
285	6.875%, 08/15/18	291
250	9.500%, 02/15/15	281
450	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	482
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
450	8.250%, 12/15/17 (e)	465
500	8.500%, 12/15/19 (e)	520
1,000	Comstock Resources, Inc., 8.375%, 10/15/17	1,023
425	Conoco Funding Co., (Canada), 7.250%, 10/15/31	557
	ConocoPhillips,
275	5.750%, 02/01/19	328
750	6.500%, 02/01/39	956
410	7.000%, 03/30/29	501
300	ConocoPhillips Holding Co., 6.950%, 04/15/29	387
	Consol Energy, Inc.,
300	8.000%, 04/01/17 (e)	317
250	8.250%, 04/01/20 (e)	265
180	Copano Energy LLC/Copano Energy Finance Corp., 8.125%, 03/01/16	182
924	Denbury Resources, Inc., 8.250%, 02/15/20	986
270	Devon Financing Corp. ULC, (Canada), 7.875%, 09/30/31	368
100	Ecopetrol S.A., (Colombia), 7.625%, 07/23/19	119
	El Paso Corp.,
1,900	6.875%, 06/15/14 (c)	2,011
150	7.000%, 06/15/17	158
150	El Paso Pipeline Partners Operating Co., LLC, 6.500%, 04/01/20	160
215	Encana Corp., (Canada), 6.625%, 08/15/37	258
150	EnCana Corp., (Canada), 6.500%, 05/15/19 (c)	183
200	EOG Resources, Inc., 6.875%, 10/01/18	251
825	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625%, 06/15/20	852
500	Forest Oil Corp., 7.250%, 06/15/19	501
1,000	Frontier Oil Corp., 8.500%, 09/15/16	1,025
162	Gazprom International S.A., (Russia), 7.201%, 02/01/20	173
650	Holly Corp., 9.875%, 06/15/17	683
	Holly Energy Partners LP/Holly Energy Finance Corp.,
675	6.250%, 03/01/15	652
150	8.250%, 03/15/18 (e)	154
	KazMunaiGaz Finance Sub B.V., (Netherlands),
220	8.375%, 07/02/13	240
290	9.125%, 07/02/18	350
690	11.750%, 01/23/15	861
225	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 04/15/20 (e)	237
250	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	276
410	Marathon Oil Corp., 6.000%, 10/01/17	475
500	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 8.750%, 04/15/18	535
	Newfield Exploration Co.,
750	6.875%, 02/01/20	782
450	7.125%, 05/15/18	471
225	Patriot Coal Corp., 8.250%, 04/30/18	223
	Pemex Project Funding Master Trust, (Mexico),
578	5.750%, 03/01/18	631
57	6.625%, 06/15/35	62
638	Penn Virginia Corp., 10.375%, 06/15/16	694
325	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 8.250%, 04/15/18	328
	Petro-Canada, (Canada),
400	6.800%, 05/15/38	481
335	7.875%, 06/15/26	422
40	Petroleos Mexicanos, (Mexico), 6.625%, 06/15/35 (e)	44

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
125	Petronas Capital Ltd., (Malaysia), 5.250%, 08/12/19	140
130	Pioneer Drilling Co., 9.875%, 03/15/18 (e)	130
	Pioneer Natural Resources Co.,
150	6.650%, 03/15/17	157
1,075	7.500%, 01/15/20	1,155
115	Plains All American Pipelines LP, 6.500%, 05/01/18	131
150	Plains Exploration & Production Co., 7.625%, 04/01/20	152
1,315	QEP Resources, Inc., 6.875%, 03/01/21	1,371
150	Quicksilver Resources, Inc., 9.125%, 08/15/19 (c)	161
	Range Resources Corp.,
45	6.750%, 08/01/20	45
25	7.250%, 05/01/18	26
1,000	7.500%, 05/15/16	1,040
	Sabine Pass LNG LP,
500	7.250%, 11/30/13	470
350	7.500%, 11/30/16	310
	Shell International Finance B.V., (Netherlands),
1,030	1.875%, 03/25/13	1,051
679	3.100%, 06/28/15	711
500	4.300%, 09/22/19	542
270	Sonat, Inc., 7.625%, 07/15/11	280
375	Southern Star Central Corp., 6.750%, 03/01/16	378
435	StatoilHydro ASA, (Norway), 7.150%, 11/15/25	563
100	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 03/15/20	104
815	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	988
1,000	Swift Energy Co., 7.125%, 06/01/17	955
120	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	151
295	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 7.875%, 10/15/18 (e)	303
278	Union Pacific Resources Group, Inc., 7.150%, 05/15/28	264
	Western Refining, Inc.,
1,282	11.250%, 06/15/17 (e)	1,167
740	VAR, 10.750%, 06/15/14 (e)	673
	XTO Energy, Inc.,
325	4.625%, 06/15/13	357
175	6.250%, 08/01/17	216
		47,386
	Total Energy	53,231
	Financials — 10.7%
	Capital Markets — 1.7%
	Bank of New York Mellon Corp. (The),
525	2.950%, 06/18/15	549
530	4.600%, 01/15/20 (c)	587
440	5.125%, 08/27/13	489
978	BlackRock, Inc., 5.000%, 12/10/19	1,078
750	Charles Schwab Corp. (The), 4.950%, 06/01/14	828
1,690	Credit Suisse USA, Inc., 6.125%, 11/15/11	1,792
1,000	FMR LLC, 4.750%, 03/01/13 (e)	1,053
	Goldman Sachs Group, Inc. (The),
596	3.700%, 08/01/15	603
650	5.150%, 01/15/14	698
780	5.250%, 10/15/13	844
819	5.375%, 03/15/20	845
450	5.750%, 10/01/16	497
2,100	5.950%, 01/18/18	2,273
127	6.000%, 06/15/20	137
115	6.250%, 09/01/17	128
2,000	6.600%, 01/15/12	2,137
965	6.750%, 10/01/37	985
180	7.500%, 02/15/19	210
	Jefferies Group, Inc.,
950	6.250%, 01/15/36	888
140	6.450%, 06/08/27	141
580	8.500%, 07/15/19	673
	Lehman Brothers Holdings, Inc.,
235	3.600%, 03/13/09 (d)	50
1,000	5.750%, 05/17/13 (d)	210
950	6.500%, 07/19/17 (d)	—	(h)
750	6.875%, 07/17/37 (d)	—	(h)
295	8.500%, 08/01/15 (d)	62
	Merrill Lynch & Co., Inc.,
900	5.700%, 05/02/17	937
1,710	6.875%, 04/25/18	1,882
	Morgan Stanley,
198	4.000%, 07/24/15	199
505	4.200%, 11/20/14	520
650	5.300%, 03/01/13	695
243	5.500%, 07/24/20	245
810	5.625%, 01/09/12	848
310	5.625%, 09/23/19	316
150	6.000%, 05/13/14	163
1,315	6.000%, 04/28/15	1,434
320	6.250%, 08/28/17	348
1,040	6.600%, 04/01/12	1,116

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   81

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Capital Markets — Continued
1,250	6.625%, 04/01/18	1,373
	Nomura Holdings, Inc., (Japan),
500	5.000%, 03/04/15	537
757	6.700%, 03/04/20	864
740	Northern Trust Co. (The), 5.850%, 11/09/17	861
113	Northern Trust Corp., 5.500%, 08/15/13	127
200	State Street Corp., 4.300%, 05/30/14	220
	UBS AG, (Switzerland),
305	2.250%, 08/12/13	306
650	3.875%, 01/15/15	672
900	5.750%, 04/25/18	1,011
450	5.875%, 12/20/17	508
		32,939
	Commercial Banks — 3.8%
705	ANZ National (International) Ltd., (New Zealand), 2.375%, 12/21/12 (e)	714
	Bank of America Corp.,
735	3.125%, 06/15/12	768
695	3.700%, 09/01/15	694
1,500	6.975%, 03/07/37	1,687
1,005	7.375%, 05/15/14	1,147
300	7.400%, 01/15/11	307
500	7.800%, 09/15/16	582
614	Bank of Nova Scotia, (Canada), 3.400%, 01/22/15	653
679	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan), 3.850%, 01/22/15 (e)	723
250	Bankers Trust Corp., 7.250%, 10/15/11	261
	Barclays Bank plc, (United Kingdom),
1,615	2.500%, 01/23/13	1,644
1,280	5.125%, 01/08/20	1,361
980	6.050%, 12/04/17 (e)	1,055
305	6.750%, 05/22/19	361
225	VAR, 5.926%, 12/15/16 (e) (x)	197
575	VAR, 7.434%, 12/15/17 (e) (x)	569
	BB&T Corp.,
500	3.850%, 07/27/12	524
1,250	3.950%, 04/29/16	1,312
500	4.900%, 06/30/17	530
1,000	6.500%, 08/01/11	1,050
150	6.850%, 04/30/19	182
1,750	Branch Banking & Trust Co., 4.875%, 01/15/13	1,864
2,250	Canadian Imperial Bank of Commerce, (Canada), 2.600%, 07/02/15 (e)	2,308
600	Capital One Capital V, 10.250%, 08/15/39	648
500	Capital One Capital VI, 8.875%, 05/15/40	526
	Capital One Financial Corp.,
500	6.250%, 11/15/13	556
485	6.750%, 09/15/17	575
690	7.375%, 05/23/14	804
1,045	Comerica Bank, 5.200%, 08/22/17	1,107
1,000	Countrywide Capital III, 8.050%, 06/15/27	1,030
700	Countrywide Home Loans, Inc., 4.000%, 03/22/11	713
1,950	Credit Agricole S.A., (France), VAR, 6.637%, 05/31/17 (e) (x)	1,657
	Credit Suisse, (Switzerland),
2,375	5.000%, 05/15/13	2,570
285	5.500%, 05/01/14	315
	Deutsche Bank AG, (Germany),
1,475	2.375%, 01/11/13	1,502
375	3.875%, 08/18/14	399
500	Fifth Third Bancorp, 5.450%, 01/15/17	520
395	HSBC Bank, 6.000%, 08/09/17	444
927	HSBC Bank plc, (United Kingdom), 4.125%, 08/12/20 (e)	941
700	KeyBank N.A., 5.700%, 08/15/12	741
725	KeyCorp, 6.500%, 05/14/13	794
1,250	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,443
370	Marshall & Ilsley Corp., 5.350%, 04/01/11	377
	National Australia Bank Ltd., (Australia),
3,010	2.500%, 01/08/13 (e)	3,058
255	3.750%, 03/02/15 (e)	268
1,500	National City Bank, 4.625%, 05/01/13	1,571
500	NB Capital Trust II, 7.830%, 12/15/26	501
	PNC Funding Corp.,
1,115	3.000%, 05/19/14	1,146
1,057	4.375%, 08/11/20	1,073
1,250	5.250%, 11/15/15	1,361
2,150	Rabobank Nederland N.V., (Netherlands), 3.200%, 03/11/15 (e)	2,224
	Regions Financial Corp.,
200	6.375%, 05/15/12	203
1,170	7.375%, 12/10/37	1,085
	RSHB Capital S.A. for OJSC Russian Agricultural Bank, (Russia),
195	7.175%, 05/16/13	209
300	9.000%, 06/11/14	341
225	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	248

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Commercial Banks — Continued
2,500	SunTrust Banks, Inc., 6.000%, 02/15/26	2,428
2,500	Toronto-Dominion Bank (The), (Canada), 2.200%, 07/29/15 (e)	2,547
2,000	U.S. Bancorp, 7.500%, 06/01/26	2,351
500	UnionBanCal Corp., 5.250%, 12/16/13	546
	Wachovia Bank N.A.,
2,110	5.600%, 03/15/16	2,303
750	6.000%, 11/15/17	846
750	6.600%, 01/15/38	850
500	Wachovia Capital Trust III, VAR, 5.800%, 03/15/11 (x)	424
	Wachovia Corp.,
760	5.500%, 05/01/13	834
1,555	5.750%, 02/01/18	1,757
515	SUB, 7.574%, 08/01/26	623
	Wells Fargo & Co.,
1,025	3.750%, 10/01/14	1,080
1,665	5.625%, 12/11/17	1,881
	Westpac Banking Corp., (Australia),
670	4.200%, 02/27/15	716
942	4.875%, 11/19/19	1,003
		71,632
	Consumer Finance — 0.7%
475	American Express Co., 7.250%, 05/20/14	552
	American Express Credit Corp.,
840	5.875%, 05/02/13	924
1,100	7.300%, 08/20/13	1,260
	American Honda Finance Corp.,
375	2.375%, 03/18/13 (e)	383
810	4.625%, 04/02/13 (e)	872
835	7.625%, 10/01/18 (e)	1,059
	Ford Motor Credit Co. LLC,
125	6.625%, 08/15/17	127
3,000	8.125%, 01/15/20 (c)	3,281
	HSBC Finance Corp.,
1,000	5.000%, 06/30/15	1,079
500	6.375%, 11/27/12	544
400	7.350%, 11/27/32	442
	John Deere Capital Corp.,
230	5.250%, 10/01/12	249
515	5.350%, 04/03/18	597
670	Toyota Motor Credit Corp., 3.200%, 06/17/15	708
662	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	663
		12,740
	Diversified Financial Services — 2.2%
4,400	ACE Cash Express, Inc., 10.250%, 10/01/14 (e) (f) (i)	3,707
1,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	1,058
1,500	Cardtronics, Inc., 8.250%, 09/01/18	1,534
	Caterpillar Financial Services Corp.,
800	4.850%, 12/07/12	866
850	5.450%, 04/15/18	986
500	CIT Group, Inc., 7.000%, 05/01/15	481
	Citigroup, Inc.,
291	5.375%, 08/09/20	294
375	5.500%, 10/15/14	399
1,550	5.500%, 02/15/17	1,593
1,000	6.000%, 12/13/13	1,079
1,350	6.000%, 08/15/17	1,446
260	6.375%, 08/12/14	284
645	6.875%, 06/01/25	697
1,115	7.000%, 12/01/25	1,213
1,260	8.500%, 05/22/19	1,541
	CME Group, Inc.,
1,500	5.400%, 08/01/13	1,675
200	5.750%, 02/15/14	227
175	CNG Holdings, Inc., 12.250%, 02/15/15 (e)	183
	Deluxe Corp.,
58	5.125%, 10/01/14	55
75	7.375%, 06/01/15	76
	General Electric Capital Corp.,
1,115	5.625%, 05/01/18	1,229
5,760	5.875%, 02/15/12	6,140
3,370	5.875%, 01/14/38	3,465
130	5.900%, 05/13/14	147
1,000	6.000%, 06/15/12	1,081
1,100	6.750%, 03/15/32	1,244
145	6.875%, 01/10/39	170
445	VAR, 0.446%, 08/15/11	445
200	ILFC E-Capital Trust I, VAR, 5.900%, 12/21/65 (e)	125
600	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	382
	International Lease Finance Corp.,
320	8.625%, 09/15/15 (e)	322
1,820	8.750%, 03/15/17 (e)	1,836
600	8.875%, 09/01/17	604
900	Landry’s Holdings, Inc., 11.500%, 06/01/14 (e)	828
110	National Gas Co. of Trinidad & Tobago Ltd., (Trinidad & Tobago), 6.050%, 01/15/36	101

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   83

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Diversified Financial Services — Continued
	National Rural Utilities Cooperative Finance Corp.,
385	4.750%, 03/01/14	428
400	7.250%, 03/01/12	437
170	10.375%, 11/01/18	245
1,350	SquareTwo Financial Corp., 11.625%, 04/01/17 (e)	1,191
505	Textron Financial Corp., 5.400%, 04/28/13	528
180	Ukreximbank Via Biz Finance PL, (Ukraine), 8.375%, 04/27/15	186
100	Xstrata Finance Canada Ltd., (Canada), 6.900%, 11/15/37 (e)	112
		40,640
	FDIC Guaranteed Securities (˜) — 0.1%
735	Citigroup, Inc., 2.875%, 12/09/11	758
750	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	784
		1,542
	Insurance — 1.7%
1,310	ACE INA Holdings, Inc., 5.600%, 05/15/15	1,481
558	Aflac, Inc., 6.450%, 08/15/40	586
190	Allstate Corp. (The), 7.450%, 05/16/19	235
1,132	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	1,250
435	American International Group, Inc., 5.600%, 10/18/16	423
500	Berkshire Hathaway Finance Corp., 5.750%, 01/15/40	563
315	Chubb Corp. (The), 5.750%, 05/15/18	363
642	CNA Financial Corp., 5.875%, 08/15/20	646
2,250	Crum & Forster Holdings Corp., 7.750%, 05/01/17	2,326
855	Genworth Global Funding Trusts, 5.200%, 10/08/10	858
2,000	HUB International Holdings, Inc., 10.250%, 06/15/15 (e)	1,890
1,950	Jackson National Life Global Funding, 5.375%, 05/08/13 (e)	2,100
2,000	Liberty Mutual Group, Inc., VAR, 10.750%, 06/15/58 (e)	2,225
600	MassMutual Global Funding II, 3.625%, 07/16/12 (e)	626
160	MetLife, Inc., 6.750%, 06/01/16	190
	Metropolitan Life Global Funding I,
190	5.125%, 04/10/13 (e)	207
875	5.200%, 09/18/13 (e)	960
600	5.750%, 07/25/11 (e)	623
315	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	341
	Nationwide Mutual Insurance Co.,
1,465	7.875%, 04/01/33 (e)	1,566
400	9.375%, 08/15/39 (e)	486
	New York Life Global Funding,
250	3.000%, 05/04/15 (e)	260
1,680	4.650%, 05/09/13 (e)	1,821
	Pacific Life Global Funding,
400	5.000%, 05/15/17 (e)	423
770	5.150%, 04/15/13 (e)	828
800	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	890
175	Principal Financial Group, Inc., 8.875%, 05/15/19	227
300	Principal Life Global Funding I, 5.250%, 01/15/13 (e)	323
	Principal Life Income Funding Trusts,
325	5.150%, 06/17/11	336
1,025	5.300%, 12/14/12	1,104
1,025	5.300%, 04/24/13	1,111
1,100	Protective Life Secured Trusts, 4.000%, 04/01/11	1,121
205	Prudential Financial, Inc., 7.375%, 06/15/19	249
405	Travelers Cos, Inc. (The), 5.800%, 05/15/18	461
2,550	Travelers Life & Annuity Global Funding I, 5.125%, 08/15/14 (e)	2,817
		31,916
	Real Estate Investment Trusts (REITs) — 0.5%
	CommonWealth REIT,
375	6.250%, 08/15/16	398
300	6.650%, 01/15/18	322
500	DuPont Fabros Technology LP, 8.500%, 12/15/17	529
2,300	First Industrial LP, 6.420%, 06/01/14	2,177
750	Forest City Enterprises, Inc., 7.625%, 06/01/15	687
1,500	Senior Housing Properties Trust, 6.750%, 04/15/20	1,551
	Simon Property Group LP,
340	5.625%, 08/15/14	387
492	5.650%, 02/01/20	551
915	6.100%, 05/01/16	1,057
310	6.750%, 05/15/14	359
788	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	922
		8,940
	Total Financials	200,349

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Health Care — 1.6%
	Biotechnology — 0.2%
	Amgen, Inc.,
150	5.700%, 02/01/19	181
618	5.750%, 03/15/40	725
400	6.900%, 06/01/38	534
1,250	Bio-Rad Laboratories, Inc., 8.000%, 09/15/16	1,341
215	Talecris Biotherapeutics Holdings Corp., 7.750%, 11/15/16	234
		3,015
	Health Care Equipment & Supplies — 0.1%
500	Accellent, Inc., 8.375%, 02/01/17	497
	Baxter International, Inc.,
250	4.000%, 03/01/14	273
550	4.625%, 03/15/15	615
	Becton Dickinson and Co.,
100	5.000%, 05/15/19	115
400	6.000%, 05/15/39	492
400	Hospira, Inc., 5.550%, 03/30/12	425
		2,417
	Health Care Providers & Services — 0.7%
115	Capella Healthcare, Inc., 9.250%, 07/01/17 (e)	119
400	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	415
1,000	FMC Finance III S.A., (Luxembourg), 6.875%, 07/15/17	1,042
350	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	360
	HCA, Inc.,
750	7.250%, 09/15/20	784
160	9.125%, 11/15/14	168
440	9.250%, 11/15/16	472
2,028	Health Management Associates, Inc., 6.125%, 04/15/16	1,965
	Omnicare, Inc.,
30	6.875%, 12/15/15	30
1,350	7.750%, 06/01/20	1,350
	Roche Holdings, Inc.,
1,000	5.000%, 03/01/14 (e)	1,116
1,220	6.000%, 03/01/19 (e)	1,479
2,000	Tenet Healthcare Corp., 8.875%, 07/01/19	2,162
250	Ventas Realty LP/Ventas Capital Corp., 6.500%, 06/01/16	258
1,550	WellPoint, Inc., 6.800%, 08/01/12	1,695
		13,415
	Pharmaceuticals — 0.6%
400	Abbott Laboratories, 6.150%, 11/30/37	495
504	AstraZeneca plc, (United Kingdom), 5.400%, 09/15/12	550
	Elan Finance plc/Elan Finance Corp., (Ireland),
225	8.750%, 10/15/16 (e)	218
750	VAR, 4.376%, 11/15/11	749
920	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	1,168
	Mylan, Inc.,
300	7.625%, 07/15/17 (e)	310
899	7.875%, 07/15/20 (e)	937
	Novartis Capital Corp.,
435	4.125%, 02/10/14	476
335	4.400%, 04/24/20	374
250	Pfizer, Inc., 6.200%, 03/15/19	309
1,000	Schering-Plough Corp., 6.550%, 09/15/37	1,316
	Valeant Pharmaceuticals International,
300	7.625%, 03/15/20 (e)	362
100	8.375%, 06/15/16	113
	Wyeth,
2,350	5.500%, 02/01/14	2,661
555	5.500%, 02/15/16	647
		10,685
	Total Health Care	29,532
	Industrials — 3.2%
	Aerospace & Defense — 0.7%
	BAE Systems Holdings, Inc.,
850	5.200%, 08/15/15 (e)	936
145	6.375%, 06/01/19 (e)	170
	Bombardier, Inc., (Canada),
1,075	7.500%, 03/15/18 (e)	1,145
450	7.750%, 03/15/20 (e)	484
40	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17 (e)	28
2,669	DigitalGlobe, Inc., 10.500%, 05/01/14	2,916
	Esterline Technologies Corp.,
1,000	6.625%, 03/01/17	1,000
250	7.000%, 08/01/20 (e)	254
500	Hexcel Corp., 6.750%, 02/01/15	498
250	ITT Corp., 6.125%, 05/01/19	297

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   85

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Aerospace & Defense — Continued
210	Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	217
952	Lockheed Martin Corp., 5.720%, 06/01/40 (e)	1,112
1,900	McDonnell Douglas Corp., 9.750%, 04/01/12	2,156
750	Moog, Inc., 6.250%, 01/15/15	742
444	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	461
	Triumph Group, Inc.,
232	8.000%, 11/15/17	234
575	8.625%, 07/15/18 (c) (e)	609
		13,259
	Air Freight & Logistics — 0.1%
1,000	Federal Express Corp., 9.650%, 06/15/12	1,138
	Airlines — 0.5%
247	American Airlines Pass Through Trust 2009-1A, 10.375%, 07/02/19	281
250	Continental Airlines 2001-1 Pass-Through Trust, 6.503%, 06/15/11	256
2,352	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18 (c)	2,234
738	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	740
388	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	380
1,228	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	1,203
	Delta Air Lines, Inc.,
225	7.111%, 09/18/11	235
81	8.021%, 08/10/22	80
77	8.954%, 08/10/14 (c)	78
50	9.500%, 09/15/14 (c) (e)	54
570	9.750%, 12/17/16 (c)	599
610	10.000%, 12/05/14 (d) (e) (f) (i)	207
674	Northwest Airlines, Inc., 7.027%, 11/01/19	664
1,383	UAL 2007-1 Pass-Through Trust, 7.336%, 07/02/19 (e)	1,245
244	United Air Lines, Inc., 10.400%, 11/01/16	270
		8,526
	Building Products — 0.3%
1,500	AMH Holdings, Inc., SUB, 11.250%, 03/01/14	1,520
	Building Materials Corp of America,
750	6.875%, 08/15/18 (e)	729
700	7.000%, 02/15/20 (e)	697
	Masco Corp.,
1,000	6.125%, 10/03/16	1,005
2,000	7.125%, 03/15/20	2,027
		5,978
	Commercial Services & Supplies — 0.4%
125	Aircastle Ltd., (Bermuda), 9.750%, 08/01/18 (e)	127
450	Cenveo Corp., 8.875%, 02/01/18	429
1,100	Clean Harbors, Inc., 7.625%, 08/15/16	1,127
	Corrections Corp. of America,
572	6.250%, 03/15/13	578
1,050	6.750%, 01/31/14	1,073
1,750	FTI Consulting, Inc., 7.750%, 10/01/16	1,816
271	Garda World Security Corp., (Canada), 9.750%, 03/15/17 (e)	280
818	Geo Group, Inc. (The), 7.750%, 10/15/17 (e)	842
	Power Sector Assets & Liabilities Management, (Philippines),
130	7.250%, 05/27/19 (c) (e)	158
100	7.390%, 12/02/24 (e)	121
	Quebecor World Capital Corp., (Canada),
1,145	6.125%, 11/15/13 (d) (f)	69
1,160	6.500%, 08/01/27 (d) (f)	69
265	9.750%, 01/15/15 (d) (f)	16
		6,705
	Construction & Engineering — 0.1%
195	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/14	199
	United Rentals North America, Inc.,
650	9.250%, 12/15/19	691
100	10.875%, 06/15/16	111
		1,001
	Electrical Equipment — 0.1%
	Belden, Inc.,
500	7.000%, 03/15/17	502
250	9.250%, 06/15/19 (e)	270
185	International Wire Group, Inc., 9.750%, 04/15/15 (e)	185
457	Valmont Industries, Inc., 6.875%, 05/01/14	466
		1,423

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Industrial Conglomerates — 0.2%
571	JB Poindexter & Co., Inc., 8.750%, 03/15/14	553
	Siemens Financieringsmaatschappij N.V., (Netherlands),
1,830	5.750%, 10/17/16 (e)	2,129
300	6.125%, 08/17/26 (e)	356
		3,038
	Industrial Machinery — 0.0% (g)
335	Baldor Electric Co., 8.625%, 02/15/17	354
270	Severstal Columbus LLC, 10.250%, 02/15/18 (e)	281
		635
	Machinery — 0.2%
310	Altra Holdings, Inc., 8.125%, 12/01/16	316
550	Eaton Corp., 5.600%, 05/15/18	642
225	Ingersoll-Rand Co., (Bermuda), 7.200%, 06/01/25	251
110	PACCAR, Inc., 6.375%, 02/15/12	118
440	Parker Hannifin Corp., 6.250%, 05/15/38	542
	SPX Corp.,
1,500	6.875%, 09/01/17 (e)	1,545
1,000	7.625%, 12/15/14	1,078
		4,492
	Marine — 0.1%
1,250	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17 (c) (e)	1,297
750	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	739
		2,036
	Road & Rail — 0.5%
1,025	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 03/15/18	1,071
698	Burlington Northern and Santa Fe Railway Co. 2000 Pass Through Trust, Series 00-2, 7.908%, 01/15/20	825
	Burlington Northern Santa Fe LLC,
220	5.650%, 05/01/17	254
1,150	6.700%, 08/01/28	1,384
280	Canadian Pacific Ltd., (Canada), 9.450%, 08/01/21	402
165	Canadian Pacific Railway Co., (Canada), 7.250%, 05/15/19	205
825	CSX Corp., 7.375%, 02/01/19	1,042
	Erac USA Finance Co.,
250	6.375%, 10/15/17 (e)	290
800	6.700%, 06/01/34 (e)	905
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
352	7.375%, 06/01/14	362
350	7.625%, 12/01/13	360
1,683	RailAmerica, Inc., 9.250%, 07/01/17	1,826
576	Ryder System, Inc., 3.600%, 03/01/16	583
390	Union Pacific Corp., 7.000%, 02/01/16	475
235	United Parcel Service of America, Inc., SUB, 8.375%, 04/01/30	333
		10,317
	Transportation Services — 0.0% (g)
750	Wabtec Corp., 6.875%, 07/31/13	780
	Total Industrials	59,328
	Information Technology — 1.1%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
500	5.500%, 01/15/40	559
375	5.900%, 02/15/39	440
135	Nokia OYJ, (Finland), 5.375%, 05/15/19	149
		1,148
	Computers & Peripherals — 0.3%
1,000	Dell, Inc., 7.100%, 04/15/28	1,232
	Hewlett-Packard Co.,
80	2.950%, 08/15/12	83
500	5.400%, 03/01/17	585
250	5.500%, 03/01/18	296
	International Business Machines Corp.,
770	5.875%, 11/29/32	918
650	7.000%, 10/30/25	854
230	Seagate HDD Cayman, (Cayman Islands), 6.875%, 05/01/20 (e)	225
1,000	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	1,015
		5,208
	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
250	6.000%, 04/01/20	270
769	6.875%, 07/01/13	857
100	7.500%, 01/15/27	113
678	Flextronics International Ltd., (Singapore), 6.250%, 11/15/14 (c)	688
50	Intcomex, Inc., 13.250%, 12/15/14 (e)	53
750	Sanmina-SCI Corp., VAR, 3.287%, 06/15/14 (e)	700
		2,681

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   87

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Internet Software & Services — 0.0% (g)
300	Equinix, Inc., 8.125%, 03/01/18	313
	IT Services — 0.3%
900	Electronic Data Systems LLC, 6.000%, 08/01/13	1,021
	Fidelity National Information Services, Inc.,
106	7.625%, 07/15/17 (e)	110
831	7.875%, 07/15/20 (e)	873
	First Data Corp.,
600	8.875%, 08/15/20 (c) (e)	601
1,500	9.875%, 09/24/15	1,125
600	11.250%, 03/31/16	395
1,500	PIK, 10.550%, 09/24/15 (c)	1,129
		5,254
	Semiconductors & Semiconductor Equipment — 0.2%
415	Advanced Micro Devices, Inc., 8.125%, 12/15/17	424
1,280	Amkor Technology, Inc., 7.375%, 05/01/18 (c) (e)	1,277
605	Freescale Semiconductor, Inc., 9.250%, 04/15/18 (e)	607
	NXP B.V./NXP Funding LLC, (Netherlands),
125	7.875%, 10/15/14	125
375	VAR, 3.276%, 10/15/13	351
150	STATS ChipPAC Ltd., (Singapore), 7.500%, 08/12/15 (e)	156
		2,940
	Software — 0.1%
115	Intuit, Inc., 5.750%, 03/15/17	130
	Oracle Corp.,
1,000	5.250%, 01/15/16	1,161
241	5.375%, 07/15/40 (e)	261
1,030	6.500%, 04/15/38	1,298
		2,850
	Total Information Technology	20,394
	Materials — 2.6%
	Chemicals — 0.5%
200	Ashland, Inc., 9.125%, 06/01/17	229
	CF Industries, Inc.,
300	6.875%, 05/01/18	316
340	7.125%, 05/01/20	364
360	Chemtura Corp., 7.875%, 09/01/18 (c) (e)	368
	EI du Pont de Nemours & Co.,
410	3.250%, 01/15/15	435
130	5.000%, 07/15/13	144
625	LBI Escrow Corp., 8.000%, 11/01/17 (e)	671
1,537	Lyondell Chemical Co., 11.000%, 05/01/18	1,669
525	Monsanto Co., 7.375%, 08/15/12	586
255	PolyOne Corp., 8.875%, 05/01/12	271
	Potash Corp. of Saskatchewan, Inc., (Canada),
450	4.875%, 03/01/13	487
753	7.750%, 05/31/11	793
200	PPG Industries, Inc., 9.000%, 05/01/21	265
	Praxair, Inc.,
1,535	4.625%, 03/30/15	1,720
375	5.200%, 03/15/17	423
650	5.250%, 11/15/14	745
445	Westlake Chemical Corp., 6.625%, 01/15/16	447
		9,933
	Construction Materials — 0.0% (g)
75	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	75
	Containers & Packaging — 0.4%
	Ball Corp.,
1,500	6.750%, 09/15/20	1,579
125	7.125%, 09/01/16	134
125	7.375%, 09/01/19	134
220	Berry Plastics Corp., 8.250%, 11/15/15	221
2,000	Constar International, Inc., VAR, 3.751%, 02/15/12	1,700
376	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	380
700	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.750%, 10/15/16 (e)	705
500	Sealed Air Corp., 7.875%, 06/15/17	540
700	Silgan Holdings, Inc., 7.250%, 08/15/16	728
900	Solo Cup Co./Solo Cup Operating Corp., 10.500%, 11/01/13	910
		7,031
	Metals & Mining — 0.7%
375	AK Steel Corp., 7.625%, 05/15/20	378
225	Arch Western Finance LLC, 6.750%, 07/01/13	226
	BHP Billiton Finance USA Ltd., (Australia),
570	4.800%, 04/15/13	619
575	5.400%, 03/29/17	651
500	5.500%, 04/01/14	562
120	6.500%, 04/01/19	146
1,086	California Steel Industries, Inc., 6.125%, 03/15/14	1,053
750	FMG Resources August 2006 Pty Ltd., (Australia), 10.625%, 09/01/16 (e)	869

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Metals & Mining — Continued
255	Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15	273
1,510	Nucor Corp., 6.400%, 12/01/37	1,870
	Steel Dynamics, Inc.,
1,500	6.750%, 04/01/15	1,534
1,500	7.625%, 03/15/20 (c) (e)	1,537
75	7.750%, 04/15/16	77
	United States Steel Corp.,
474	6.050%, 06/01/17	468
523	7.000%, 02/01/18	526
2,000	7.375%, 04/01/20	2,025
954	Wolverine Tube, Inc., PIK, 15.000%, 03/31/12 (d)	420
		13,234
	Paper & Forest Products — 1.0%
	Abitibi-Consolidated Co. of Canada, (Canada),
2,926	6.000%, 06/20/13 (d)	256
1,999	7.750%, 06/15/11 (d)	175
4,648	8.375%, 04/01/15 (d)	407
375	13.750%, 04/01/11 (d) (e)	414
	Abitibi-Consolidated, Inc., (Canada),
1,199	7.500%, 04/01/28 (d)	106
730	8.850%, 08/01/30 (d)	66
1,450	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	1,345
1,000	Boise Paper Holdings LLC/Boise Co.-Issuer Co., 8.000%, 04/01/20	1,017
	Cascades, Inc., (Canada),
500	7.750%, 12/15/17	515
400	7.875%, 01/15/20	411
	Domtar Corp.,
126	7.125%, 08/15/15	134
19	7.875%, 10/15/11	20
950	10.750%, 06/01/17	1,171
	Georgia-Pacific LLC,
345	7.000%, 01/15/15 (e)	357
875	7.125%, 01/15/17 (e)	923
925	7.750%, 11/15/29	944
400	8.250%, 05/01/16 (e)	438
1,154	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d)	39
4,150	NewPage Corp., 11.375%, 12/31/14 (c)	3,372
	P.H. Glatfelter Co.,
2,000	7.125%, 05/01/16 (e)	2,012
1,000	PE Paper Escrow GmbH, (Austria), 12.000%, 08/01/14 (e)	1,129
875	Potlatch Corp., 7.500%, 11/01/19	866
	Smurfit-Stone Container Enterprises, Inc.,
1,640	8.000%, 03/15/17 (d)	55
2,656	8.375%, 07/01/12 (d)	90
750	Verso Paper Holdings LLC/Verso Paper, Inc., 11.500%, 07/01/14	791
	Weyerhaeuser Co.,
350	7.375%, 10/01/19	383
750	7.375%, 03/15/32	761
		18,197
	Total Materials	48,470
	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 1.3%
900	AT&T Corp., 8.000%, 11/15/31	1,233
	AT&T, Inc.,
220	5.600%, 05/15/18	255
465	5.800%, 02/15/19	548
1,500	6.300%, 01/15/38	1,719
	BellSouth Corp.,
1,285	5.200%, 09/15/14	1,447
100	6.875%, 10/15/31	116
488	BellSouth Telecommunications, Inc., 6.300%, 12/15/15	533
	Cincinnati Bell, Inc.,
800	8.250%, 10/15/17	784
145	8.750%, 03/15/18	138
	Deutsche Telekom International Finance B.V., (Netherlands),
100	6.750%, 08/20/18	122
1,000	8.750%, 06/15/30	1,403
	Frontier Communications Corp.,
785	7.125%, 03/15/19	773
15	7.875%, 04/15/15	16
1,165	8.125%, 10/01/18	1,235
15	8.250%, 04/15/17	16
215	8.500%, 04/15/20	228
15	8.750%, 04/15/22	16
800	GTE Corp., 6.840%, 04/15/18	956
	Qwest Communications International, Inc.,
1,000	7.125%, 04/01/18 (e)	1,040
90	8.000%, 10/01/15 (e)	97
	Qwest Corp.,
1,000	6.500%, 06/01/17	1,074
250	8.875%, 03/15/12	275
	Telecom Italia Capital S.A., (Luxembourg),
562	5.250%, 11/15/13	598

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   89

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
190	7.721%, 06/04/38	213
	Telefonica Emisiones S.A.U., (Spain),
600	5.855%, 02/04/13	653
80	5.877%, 07/15/19	90
875	TELUS Corp., (Canada), 8.000%, 06/01/11	920
267	United Telephone Co. of Florida, 8.375%, 01/15/25	298
400	Verizon Communications, Inc., 6.900%, 04/15/38	495
	Verizon Global Funding Corp.,
500	7.750%, 12/01/30	652
290	7.750%, 06/15/32	380
2,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	2,334
2,400	Virgin Media Secured Finance plc, (United Kingdom), 6.500%, 01/15/18	2,496
	Windstream Corp.,
525	8.125%, 08/01/13	560
125	8.125%, 09/01/18 (c) (e)	127
1,250	8.625%, 08/01/16	1,291
		25,131
	Wireless Telecommunication Services — 0.7%
450	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	491
1,425	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,613
	Cricket Communications, Inc.,
140	7.750%, 05/15/16	144
215	9.375%, 11/01/14 (c)	218
260	MetroPCS Wireless, Inc., 9.250%, 11/01/14 (c)	270
1,750	New Cingular Wireless Services, Inc., 7.875%, 03/01/11	1,813
2,750	Nextel Communications, Inc., 7.375%, 08/01/15	2,723
	NII Capital Corp.,
365	8.875%, 12/15/19	394
185	10.000%, 08/15/16	208
240	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	295
	SBA Telecommunications, Inc.,
1,050	8.000%, 08/15/16	1,120
500	8.250%, 08/15/19	542
800	Sprint Capital Corp., 8.750%, 03/15/32	771
125	Sprint Nextel Corp., 8.375%, 08/15/17 (c)	129
870	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	966
	Wind Acquisition Finance S.A., (Luxembourg),
275	11.750%, 07/15/17 (e)	302
490	12.000%, 12/01/15 (e)	517
		12,516
	Total Telecommunication Services	37,647
	Utilities — 3.0%
	Electric Utilities — 2.0%
	AES Eastern Energy LP,
537	9.000%, 01/02/17	550
2,000	9.670%, 01/02/29	2,160
505	Alabama Power Co., 6.125%, 05/15/38	608
	Carolina Power & Light Co.,
90	5.300%, 01/15/19	105
500	6.300%, 04/01/38	624
1,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	1,136
100	Centrais Eletricas Brasileiras S.A., (Brazil), 6.875%, 07/30/19 (e)	118
300	Consolidated Edison Co. of New York, Inc., 5.500%, 12/01/39	331
925	Consumers Energy Co., 6.700%, 09/15/19	1,144
180	Dubai Electricity & Water Authority, (United Arab Emirates), 8.500%, 04/22/15 (e)	191
	Duke Energy Carolinas LLC,
780	4.300%, 06/15/20	863
200	5.250%, 01/15/18	233
500	5.625%, 11/30/12	548
1,100	6.050%, 04/15/38	1,337
500	6.250%, 01/15/12	537
280	Duke Energy Indiana, Inc., 3.750%, 07/15/20	295
1,200	Enel Finance International S.A., (Luxembourg), 5.125%, 10/07/19 (e)	1,239
115	Florida Power Corp., 5.650%, 06/15/18	137
	FPL Group Capital, Inc.,
275	5.350%, 06/15/13	302
265	7.875%, 12/15/15	330
	Georgia Power Co.,
386	4.750%, 09/01/40	385
562	5.250%, 12/15/15	646
140	5.950%, 02/01/39	165
172	Homer City Funding LLC, 8.137%, 10/01/19	157
2,000	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	2,090
988	Massachusetts Electric Co., 5.900%, 11/15/39 (e)	1,152

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Electric Utilities — Continued
860	MidAmerican Energy Co., 5.300%, 03/15/18	994
810	Midamerican Funding LLC, 6.750%, 03/01/11	835
600	Nevada Power Co., 7.125%, 03/15/19	740
300	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	331
	Nisource Finance Corp.,
1,470	6.400%, 03/15/18	1,687
150	6.800%, 01/15/19	177
1,000	7.875%, 11/15/10	1,013
290	10.750%, 03/15/16	380
	Northern States Power Co.,
173	5.350%, 11/01/39	196
765	6.250%, 06/01/36	956
1,010	Pacific Gas & Electric Co., 5.625%, 11/30/17	1,176
	Pacificorp,
1,900	5.750%, 04/01/37	2,222
250	7.240%, 08/16/23	317
	Peco Energy Co.,
1,880	5.350%, 03/01/18	2,177
500	5.950%, 11/01/11	528
360	Potomac Electric Power Co., 6.500%, 11/15/37	460
50	Progress Energy, Inc., 6.050%, 03/15/14	57
1,121	PSEG Power LLC, 5.125%, 04/15/20	1,213
35	Public Service Co. of Colorado, 6.500%, 08/01/38	45
200	Public Service Co. of New Mexico, 7.950%, 05/15/18	219
	Public Service Co. of Oklahoma,
88	5.150%, 12/01/19	98
1,100	6.625%, 11/15/37	1,311
	Public Service Electric & Gas Co.,
350	2.700%, 05/01/15	364
155	5.300%, 05/01/18	178
416	5.375%, 11/01/39	472
	San Diego Gas & Electric Co.,
249	4.500%, 08/15/40	252
500	6.000%, 06/01/39	624
	Southern California Edison Co.,
450	5.550%, 01/15/37	516
285	5.950%, 02/01/38	345
145	Spectra Energy Capital LLC, 7.500%, 09/15/38	178
120	Union Electric Co., 8.450%, 03/15/39	180
235	Virginia Electric and Power Co., 6.350%, 11/30/37	293
		37,917
	Gas Utilities — 0.4%
250	ANR Pipeline Co., 9.625%, 11/01/21	363
600	Atmos Energy Corp., 5.125%, 01/15/13	648
570	CenterPoint Energy Resources Corp., 6.625%, 11/01/37	675
200	Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 02/15/18	207
155	EQT Corp., 8.125%, 06/01/19	190
940	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	1,020
835	Southern California Gas Co., 4.375%, 01/15/11	845
	TransCanada Pipelines Ltd., (Canada),
1,505	4.000%, 06/15/13	1,615
1,000	6.200%, 10/15/37	1,139
		6,702
	Independent Power Producers & Energy Traders — 0.5%
1,700	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	1,785
750	Dynegy Roseton/Danskammer Pass-Through Trust, 7.670%, 11/08/16	683
	Edison Mission Energy,
2,000	7.000%, 05/15/17	1,365
800	7.200%, 05/15/19	532
500	7.750%, 06/15/16	368
314	FPL Energy National Wind, 6.125%, 03/25/19 (e)	298
327	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	317
868	Midwest Generation LLC, 8.560%, 01/02/16	846
2,013	Mirant Mid Atlantic LLC, 9.125%, 06/30/17	2,093
130	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.875%, 06/01/16 (e)	140
335	NRG Energy, Inc., 7.375%, 02/01/16	338
376	Ormat Funding Corp., 8.250%, 12/30/20	352
235	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15 (c)	150
		9,267
	Multi-Utilities — 0.1%
400	Dominion Resources, Inc., 7.000%, 06/15/38	520
160	DTE Energy Co., 7.625%, 05/15/14	188
	Sempra Energy,
255	6.150%, 06/15/18	303
75	6.500%, 06/01/16	89
220	8.900%, 11/15/13	264
420	9.800%, 02/15/19	591
		1,955

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   91

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Water Utilities — 0.0% (g)
925	American Water Capital Corp., 6.085%, 10/15/17	1,056
	Total Utilities	56,897
	Total Corporate Bonds (Cost $610,964)	641,383
Foreign Government Securities — 1.7%
100	Banco Nacional de Desenvolvimento Economico e Social, (Brazil), 6.369%, 06/16/18 (e)	113
100	Citigroup Funding, Inc., CLN, 14.250%, 06/19/13 (linked to Indonesia Government Bond, 14.250%, 06/15/13; credit rating BB+), (Indonesia) (e) (f) (i)	100
130	Citigroup Funding, Inc., CLN, 14.990%, 03/13/13 (linked to Government of Ghana 3-Year Bond, 14.990%, 03/11/13; credit rating B), (Ghana) (e) (f) (i)	140
60	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, (Ukraine), 7.650%, 09/07/11	60
100	Deutsche Bank AG, London Branch, CLN, 14.275%, 12/22/13 (linked to Indonesia Government Bond, 14.275%, 12/22/13; credit rating BB+), (Indonesia) (e) (f) (i)	136
	Federal Republic of Brazil, (Brazil),
70	7.125%, 01/20/37	91
662	8.000%, 01/15/18	787
160	8.250%, 01/20/34	229
90	8.750%, 02/04/25	129
460	8.875%, 04/15/24	658
BRL10	10.000%, 01/01/12	57
BRL63	10.000%, 01/01/14	349
500	11.000%, 08/17/40	685
299	12.250%, 03/06/30	561
BRL930	12.500%, 01/05/22	651
131	Government of Belize, (Belize), SUB, 6.000%, 02/20/29	110
	Government of Dominican Republic, (Dominican Republic),
339	9.040%, 01/23/18 (e)	394
148	9.040%, 01/23/18	171
	Government of Ukraine, (Ukraine),
570	6.580%, 11/21/16 (e)	564
112	IIRSA Norte Finance Ltd., (Peru), Reg. S., 8.750%, 05/30/24	131
350	Kingdom of Bahrain, (Bahrain), 5.500%, 03/31/20	367
	Petroleos de Venezuela S.A., (Venezuela),
25	5.250%, 04/12/17	14
1,315	5.375%, 04/12/27	592
200	Province of Manitoba, (Canada), 2.125%, 04/22/13	207
655	Province of Nova Scotia, (Canada), 9.250%, 03/01/20	952
	Province of Ontario, (Canada),
780	2.700%, 06/16/15	816
1,635	2.950%, 02/05/15 (c)	1,729
300	Province of Quebec, (Canada), 6.350%, 01/30/26	393
320	Provincia de Cordoba, (Argentina), 12.375%, 08/17/17 (c) (e)	318
	Republic of Argentina, (Argentina),
ARS810	VAR, 0.000%, 12/31/33	272
672	VAR, 1.683%, 08/03/12	152
1,037	SUB, 2.500%, 12/31/38	391
92	8.280%, 12/31/33	70
400	8.750%, 06/02/17	362
	Republic of Colombia, (Colombia),
465	7.375%, 03/18/19	578
110	7.375%, 09/18/37	142
120	11.750%, 02/25/20	187
	Republic of Croatia, (Croatia),
100	6.625%, 07/14/20 (e)	110
190	6.625%, 07/14/20	209
100	6.750%, 11/05/19	112
	Republic of Egypt, (Egypt),
100	5.750%, 04/29/20 (e)	110
130	6.875%, 04/30/40	145
	Republic of El Salvador, (El Salvador),
180	7.650%, 06/15/35	196
185	8.250%, 04/10/32 (e)	211
110	Republic of Ghana, (Ghana), 8.500%, 10/04/17	125
	Republic of Indonesia, (Indonesia),
645	Reg. S., 6.750%, 03/10/14	729
50	Reg. S., 7.750%, 01/17/38	68
460	8.500%, 10/12/35	672
130	11.625%, 03/04/19 (e)	198
250	Republic of Iraq, (Iraq), 5.800%, 01/15/28	215
150	Republic of Lithuaninia, (Lithuania), 7.375%, 02/11/20	152
	Republic of Panama, (Panama),
45	6.700%, 01/26/36	55
280	7.250%, 03/15/15	330

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
420		9.375%, 04/01/29	628
		Republic of Peru, (Peru),
PEN440		6.950%, 08/12/31	170
290		8.375%, 05/03/16	364
668		8.750%, 11/21/33	992
88		9.875%, 02/06/15	114
		Republic of Philippines, (Philippines),
140		8.250%, 01/15/14	166
100		9.500%, 02/02/30	154
81		9.875%, 01/15/19	116
670		10.625%, 03/16/25	1,075
48		Republic of Serbia, (Serbia), SUB, 6.750%, 11/01/24	48
		Republic of South Africa, (South Africa),
100		5.500%, 03/09/20	111
110		5.875%, 05/30/22	126
125		6.875%, 05/27/19	152
ZAR 3,135		10.500%, 12/21/26	518
		Republic of Turkey, (Turkey),
500		6.750%, 04/03/18	570
395		7.250%, 03/15/15	454
530		7.250%, 03/05/38	617
100		7.500%, 07/14/17	119
110		7.500%, 11/07/19	131
120		8.000%, 02/14/34	151
125		9.500%, 01/15/14	151
TRY590		10.500%, 01/15/20	426
TRY370		11.000%, 08/06/14	261
		Republic of Uruguay, (Uruguay),
420		7.625%, 03/21/36	546
300		8.000%, 11/18/22	389
		Republic of Venezuela, (Venezuela),
954		5.750%, 02/26/16	640
340		7.000%, 03/31/38	183
250		7.650%, 04/21/25	147
		Russian Federation, (Russia),
100		5.000%, 04/29/20 (e)	102
2,338		SUB, 7.500%, 03/31/30	2,777
160		State of Qatar, (Qatar), 5.250%, 01/20/20	176
		United Mexican States, (Mexico),
300		5.625%, 01/15/17	336
200		5.875%, 02/17/14	224
188		5.950%, 03/19/19	217
166		6.050%, 01/11/40	189
100		7.500%, 04/08/33	134
360		8.300%, 08/15/31	518
MXN 7,410		10.000%, 12/05/24	739
		Total Foreign Government Securities (Cost $30,893)	32,226
Mortgage Pass-Through Securities — 3.9%
		Federal Home Loan Mortgage Corp.,
889		ARM, 4.687%, 03/01/36	928
508		ARM, 5.653%, 03/01/36	533
172		ARM, 6.003%, 05/01/37	183
932		ARM, 6.034%, 10/01/37	993
483		ARM, 6.234%, 10/01/36	507
418		ARM, 6.532%, 08/01/36	438
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
2,522		4.000%, 08/01/18 – 05/01/19	2,672
1,317		4.500%, 10/01/18	1,397
172		5.000%, 05/01/18	184
900		5.500%, 01/01/21	972
1,082		6.000%, 11/01/21	1,172
740		6.500%, 07/01/14	783
66		7.000%, 05/01/11 – 06/01/11	67
123		7.500%, 05/01/11 – 01/01/17	131
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
1,931		6.500%, 11/01/22 – 03/01/26	2,140
509		7.000%, 01/01/27	567
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
557		4.000%, 09/01/33	577
196		6.000%, 02/01/29	216
1,607		6.500%, 01/01/24 – 11/01/36	1,762
1,586		7.000%, 09/01/24 – 10/01/36 (m)	1,784
182		7.500%, 10/01/19 – 10/01/30	201
179		8.000%, 08/01/27 – 03/01/30	207
		Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
3,253		7.500%, 01/01/32 – 12/01/36	3,716
740		10.000%, 10/01/30	881
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
236		7.000%, 12/01/14 – 03/01/16	255
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
6		7.500%, 02/01/17	7
11		12.000%, 08/01/15 – 07/01/19	12
—	(h)	13.000%, 06/01/14	1

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   93

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Mortgage Pass-Through Securities — Continued
—	(h)	15.000%, 03/01/11	—	(h)
		Federal National Mortgage Association,
413		ARM, 2.476%, 05/01/35	434
26		ARM, 2.750%, 10/01/33	26
278		ARM, 3.107%, 01/01/34	289
166		ARM, 5.118%, 04/01/37	175
729		ARM, 5.653%, 03/01/37	775
1,886		ARM, 5.696%, 01/01/23	2,031
969		ARM, 5.732%, 04/01/37	1,028
235		ARM, 5.765%, 06/01/37	250
583		ARM, 5.811%, 07/01/37	623
482		ARM, 6.000%, 02/01/37	518
254		ARM, 6.124%, 07/01/37	271
		Federal National Mortgage Association, 15 Year, Single Family,
7,343		3.500%, 09/01/18 – 07/01/19	7,639
4,905		4.000%, 07/01/18 – 12/01/18	5,234
536		4.500%, 07/01/18	573
2,909		5.000%, 05/01/18 – 11/01/18	3,123
1,654		5.500%, 08/01/17 – 07/01/20	1,794
3,096		6.000%, 01/01/14 – 08/01/22	3,348
107		6.500%, 05/01/13	115
—	(h)	7.000%, 03/01/15	—	(h)
8		7.500%, 02/01/12	9
38		8.000%, 01/01/16	39
5		8.500%, 11/01/11	5
		Federal National Mortgage Association, 20 Year, Single Family,
3,002		6.000%, 04/01/24 – 08/01/27	3,235
1,278		6.500%, 11/01/18	1,417
407		Federal National Mortgage Association, 30 Year, FHA/VA, 5.500%, 08/01/34	440
		Federal National Mortgage Association, 30 Year, Single Family,
622		5.500%, 12/01/28 – 07/01/29	672
3,226		6.500%, 04/01/28 – 10/01/38	3,537
2,610		7.000%, 03/01/28 – 04/01/37	2,930
1,130		7.500%, 09/01/25 – 11/01/38	1,258
—	(h)	8.000%, 08/01/22	—	(h)
91		8.500%, 10/01/25 – 12/01/25	104
5		9.000%, 01/01/19 – 04/01/25	6
33		12.500%, 01/01/16	35
5		Federal National Mortgage Association, 7 Year, Balloon, 3.500%, 09/01/10	5
		Federal National Mortgage Association, Other,
2,356		5.000%, 12/01/32 – 08/01/33	2,510
1,498		5.500%, 09/01/17	1,596
636		6.500%, 04/01/36 – 07/01/36	693
		Government National Mortgage Association II, 30 Year, Single Family,
22		6.500%, 02/20/29	25
122		7.500%, 08/20/25 – 07/20/27	139
251		8.000%, 08/20/26 – 08/20/28	291
1,467		Government National Mortgage Association, 15 Year, Single Family, 6.500%, 10/15/23	1,611
		Government National Mortgage Association, 30 Year, Single Family,
570		6.500%, 02/15/28 – 10/15/29	641
178		7.000%, 01/15/23 – 02/15/28	203
160		7.250%, 07/15/21 – 01/15/28	181
100		7.500%, 10/15/22 – 09/15/29	114
8		7.750%, 02/15/27	10
7		8.500%, 11/15/25	8
139		9.000%, 04/15/16 – 01/15/25	157
5		10.000%, 11/15/20	5
3		13.000%, 01/15/15	3
		Total Mortgage Pass-Through Securities (Cost $69,800)	73,411
Municipal Bond — 0.1%
		Illinois — 0.1%
1,960		State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33 (Cost $1,960)	1,671
Supranational — 0.0% (g)
330		Eurasian Development Bank, (Kazakhstan), Reg. S., 7.375%, 09/29/14 (Cost $345)	353
U.S. Government Agency Securities — 0.9%
		Federal Home Loan Banks,
1,500		1.750%, 12/14/12	1,528
635		5.375%, 05/18/16 (c)	758
		Federal Home Loan Mortgage Corp.,
915		2.500%, 04/23/14	960
385		6.750%, 09/15/29	542
		Federal National Mortgage Association,
3,505		1.375%, 04/28/11	3,530
1,995		1.750%, 03/23/11	2,012
825		5.000%, 05/11/17	971
1,500		5.625%, 07/15/37	1,896
1,000		8.200%, 03/10/16	1,321
1,000		Federal National Mortgage Association Interest Strip, 11/15/21	671
500		Financing Corp. Fico, Zero Coupon, 09/26/19	376

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Government Agency Securities — Continued
	Illinois — Continued
462	New Valley Generation II, 5.572%, 05/01/20	525
704	New Valley Generation III, 4.929%, 01/15/21	780
869	Tennessee Valley Authority, 5.250%, 09/15/39	1,031
500	Tennessee Valley Authority Principal Strip, 11/01/25	274
	Total U.S. Government Agency Securities (Cost $15,815)	17,175
U.S. Treasury Obligations — 18.0%
	U.S. Treasury Bonds,
85	3.500%, 02/15/39	84
555	4.375%, 02/15/38	642
3,890	4.500%, 05/15/38	4,593
2,500	5.250%, 02/15/29	3,214
1,000	5.500%, 08/15/28	1,319
2,340	6.000%, 02/15/26	3,202
5,000	6.250%, 08/15/23	6,829
4,250	6.375%, 08/15/27	6,092
7,600	7.125%, 02/15/23	11,037
20	7.250%, 05/15/16	26
7,200	7.250%, 08/15/22	10,502
15,000	7.500%, 11/15/16	20,100
4,800	7.500%, 11/15/24	7,348
2,625	7.875%, 02/15/21	3,909
13,600	8.125%, 05/15/21	20,638
10,000	8.125%, 08/15/21	15,233
13,325	8.750%, 05/15/17	19,165
6,000	8.750%, 08/15/20	9,316
31,455	8.875%, 08/15/17 (m)	45,855
11,280	8.875%, 02/15/19	17,130
5,000	9.000%, 11/15/18 (m)	7,630
1,000	U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	1,802
	U.S. Treasury Notes,
3,225	0.875%, 04/30/11	3,239
40	1.000%, 08/31/11	40
90	1.000%, 10/31/11	91
4,000	1.375%, 09/15/12	4,071
6,625	1.375%, 10/15/12	6,745
5,275	1.375%, 11/15/12	5,370
10,000	1.875%, 06/15/12	10,255
225	2.250%, 05/31/14	236
100	2.375%, 03/31/16	104
105	2.625%, 04/30/16	111
1,000	3.125%, 10/31/16	1,082
880	3.125%, 05/15/19	937
2,250	3.250%, 03/31/17	2,447
320	4.000%, 02/15/15	360
	U.S. Treasury STRIPS,
308	05/15/14	297
2,000	11/15/14	1,907
2,425	11/15/15	2,243
6,980	05/15/16	6,353
6,916	02/15/17	6,106
5,991	05/15/17	5,254
12,248	08/15/17 (c)	10,642
19,170	11/15/17	16,479
6,000	02/15/18	5,138
199	05/15/18	170
1,606	08/15/18	1,351
5,185	11/15/20	3,890
22,000	11/15/21	15,762
5,000	08/15/22	3,470
4,000	08/15/24	2,540
2,900	02/15/25	1,800
2,550	02/15/27	1,456
2,615	02/15/28	1,423
	Total U.S. Treasury Obligations (Cost $307,009)	337,035

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 0.6%
	Consumer Discretionary — 0.0% (g)
	Leisure Equipment & Products — 0.0% (g)
31	True Temper Holdings Corp., Inc. (a) (f) (i)	248
	Media — 0.0% (g)
14	Dex One Corp. (a)	121
6	SuperMedia, Inc. (a)	55
		176
	Total Consumer Discretionary	424
	Consumer Staples — 0.0% (g)
	Food Products — 0.0% (g)
40	Eurofresh, Inc., ADR (a) (f) (i)	52
	Household Products — 0.0% (g)
13	Spectrum Brands Holdings, Inc. (a)	329
	Total Consumer Staples	381
	Industrials — 0.0% (g)
	Commercial Services & Supplies — 0.0% (g)
3	Quad/Graphics, Inc. (a)	121

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   95

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
		Information Technology — 0.1%
		Semiconductors & Semiconductor Equipment — 0.1%
695		MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., ADR, (Luxembourg) (a) (f) (i)	657
		Materials — 0.5%
		Chemicals — 0.3%
164		LyondellBasell Industries N.V., (Netherlands), Class A (a)	3,352
81		LyondellBasell Industries N.V., (Netherlands), Class B (a)	1,661
			5,013
		Construction Materials — 0.1%
144		U.S. Concrete, Inc. (a) (f)	1,440
		Containers & Packaging — 0.1%
8		Constar International, Inc. (a)	39
171		Smurfit-Stone Container Corp. (a)	2,941
			2,980
		Total Materials	9,433
		Telecommunication Services — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
3		AboveNet, Inc. (a)	177
—	(h)	XO Holdings, Inc. (a)	—	(h)
			177
		Wireless Telecommunication Services — 0.0% (g)
—	(h)	Sprint Nextel Corp. (a)	—	(h)
		Total Telecommunication Services	177
		Utilities — 0.0% (g)
		Independent Power Producers & Energy Traders — 0.0% (g)
1		NRG Energy, Inc. (a)	20
		Total Common Stocks (Cost $14,276)	11,213
Preferred Stocks — 0.2%
		Consumer Discretionary — 0.1%
		Auto Components — 0.0% (g)
—	(h)	Remy International, Inc., Series B, HB, VAR, 20.533% (a) (c) (x)	476
		Household Durables — 0.1%
120		M/I Homes, Inc., Series A, 9.750%, 03/15/12 (a) (x)	2,036
		Total Consumer Discretionary	2,512
		Consumer Staples — 0.0% (g)
		Food Products — 0.0% (g)
—	(h)	Eurofresh, Inc., ADR (a) (f) (i)	56
		Financials — 0.1%
		Commercial Banks — 0.1%
20		CoBank ACB, 7.000%, 10/04/10 (e) (f) (i) (x)	911
15		CoBank ACB, Series D, 11.000%, 10/01/14 (f) (i) (x)	829
		Total Financials	1,740
		Total Preferred Stocks (Cost $4,114)	4,308

PRINCIPAL AMOUNT
Loan Participations & Assignments — 3.1%
	Consumer Discretionary — 1.2%
	Auto Components — 0.0% (g)
	Remy, 1st Lien Term Loan,
647	5.898%, 12/06/13	639
27	6.033%, 12/06/13	27
323	6.038%, 12/06/13	319
		985
	Automobiles — 0.1%
	Ford Motor Co., Term Loan B,
611	3.030%, 12/15/13	587
75	3.030%, 12/15/13	72
707	3.030%, 12/15/13	679
		1,338
	Broadcasting & Cable TV — 0.1%
1,500	CCO Holdings LLC, 3rd Lien Term Loan, 2.759%, 09/06/14	1,375
	Diversified Consumer Services — 0.0% (g)
	Ati Acquisition Co., Term Loan B,
195	8.250%, 12/31/14	188
1	8.250%, 12/31/14	1
		189
	Gaming — 0.4%
	CCM Merger, Inc., Term Loan B,
2,677	8.500%, 07/13/12	2,638
269	8.500%, 07/13/12	265
423	Fontainebleau Las Vegas, Delayed Draw Term Loan B, 4.316%, 06/06/14 (d)	81
845	Fontainebleau Las Vegas, Initial Term Loan, 4.527%, 06/06/14 (d)	163

SEE NOTES TO FINANCIAL STATEMENTS.

96   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
3,000	Harrah’s Operating Co., Inc., Term B-2 Loan, 3.498%, 01/28/15	2,572
500	HSP Gaming, LP, Term Loan, 11.250%, 09/23/14	481
553	Venetian Macau, Term B Funded Project Loan, 5.040%, 05/25/13	544
		6,744
	Media — 0.5%
1,694	Clear Channel Communications, Inc., Term Loan B, 3.910%, 01/29/16	1,348
	Dex Media West, New Term Loan,
229	7.000%, 10/24/14	199
37	7.500%, 10/24/14	32
219	7.500%, 10/24/14	190
403	High Plains Broadcasting Operating Co. LLC, Term Loan, 9.000%, 09/14/16	395
3,373	Idearc, Inc., Exit Term Loan, 11.000%, 12/31/15	2,688
1,538	Newport Television LLC, Term Loan, 9.000%, 09/14/16	1,508
1,750	Newsday, Fixed Rate Term Loan, 10.500%, 08/01/13	1,857
	R.H. Donnelley, Inc., Exit Term Loan,
86	9.000%, 10/24/14	74
641	9.000%, 10/24/14	551
678	9.000%, 10/24/14	582
	Univision Communications, Inc., 1st Lien Term Loan,
30	2.510%, 09/29/14	26
464	2.510%, 09/29/14	398
		9,848
	Textiles, Apparel & Luxury Goods — 0.1%
	Claire’s Stores, Term Loan B,
5	3.010%, 05/29/14	4
1,701	3.049%, 05/29/14	1,457
283	3.225%, 05/29/14	242
311	Polymer Group, Inc., Term Loan B, 7.000%, 11/22/14	311
		2,014
	Total Consumer Discretionary	22,493
	Consumer Staples — 0.1%
	Food Products — 0.0% (g)
150	Bolthouse Farms, 1st Lien Term Loan, 5.500%, 02/11/16	149
	Household Products — 0.1%
	Spectrum Brands, Inc., Term Loan,
444	8.000%, 06/16/16	448
296	8.000%, 06/16/16 (d)	299
		747
	Total Consumer Staples	896
	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
175	Big West Oil, Term Loan B, 12.000%, 01/22/15	177
	Financials — 0.4%
	Consumer Finance — 0.0% (g)
1,000	American General Finance Corp., Term Loan B, 7.250%, 04/21/15	986
	Diversified Financial Services — 0.3%
2,031	Capmark Financial Group, Term Roll-Up Certified Tranche, 4.750%, 03/23/11	1,672
6,677	Capmark Financial Group, U.S. Term Loan, 3.250%, 03/23/13	2,385
850	Capmark Financial Group, Unsecured Bridge Loan, 5.250%, 03/23/13	295
	CIT Group, Inc., Tranche 3 Term Loan,
54	6.250%, 07/27/15	54
27	6.250%, 07/27/15	27
98	6.250%, 07/27/15	97
67	6.250%, 07/27/15	67
285	6.250%, 07/27/15	284
87	6.250%, 07/27/15	87
206	6.250%, 07/27/15	205
		5,173
	Insurance — 0.0% (g)
89	USI Holdings Corp., Term Loan, 7.000%, 05/04/14	86
	Real Estate Investment Trusts (REITs) — 0.1%
1,470	General Growth Properties, Inc., Revolver, Term Loan, 5.250%, 2/24/10 (a) (d)	1,543
	Thrift & Mortgage Finance — 0.0% (g)
375	Ocwen Financial Corp., 9.000%, 07/29/15	375
	Total Financials	8,163
	Industrials — 0.5%
	Air Freight & Logistics — 0.1%
2,000	Ozborn-Hessey Logistics, 2nd Lien Term Loan, 10.500%, 10/08/16	1,970

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   97

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amount in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Airlines — 0.0% (g)
	Delta Airlines, Inc., 1st Lien Credit Linked Deposit,
128	2.244%, 04/30/12	123
15	2.260%, 04/30/12	14
827	2.279%, 04/30/12	790
		927
	Building Products — 0.1%
	Jacuzzi Brands, Inc., 1st Lien Term Loan B,
5	2.639%, 02/07/14	4
2,254	2.725%, 02/07/14	1,830
266	Jacuzzi Brands, Inc., 1st Lien, Synthetic Credit Facility, 0.433%, 02/07/14	216
		2,050
	Commercial Services & Supplies — 0.1%
	Clarke American Corp., Term Loan B,
868	2.760%, 06/30/14	748
792	2.760%, 06/30/14	682
430	2.760%, 06/30/14	371
349	3.033%, 06/30/14	301
		2,102
	Electrical Equipment — 0.1%
	Generac Power Systems, Term Loan B,
1,094	2.812%, 11/10/13	1,008
406	3.033%, 11/10/13	373
		1,381
	Professional Services — 0.1%
1,000	Trans Union LLC, Term Loan, 6.750%, 06/15/17	1,009
	Total Industrials	9,439
	Information Technology — 0.2%
	Internet Software & Services — 0.0% (g)
	Savvis, Inc., Term Loan B,
495	6.750%, 08/04/16	489
5	7.250%, 08/04/16	5
		494
	IT Services — 0.2%
896	CompuCom Systems, Term Loan, 3.770%, 08/23/14 (f) (i)	854
1,000	EVERTEC, Inc., Term Loan B, 09/24/16 ˆ	976
	First Data Corp., Initial Tranche B-1 Term Loan,
37	3.010%, 09/24/14	31
754	3.014%, 09/24/14	643
23	3.014%, 09/24/14	20
	First Data Corp., Initial Tranche B-3,
25	3.010%, 09/24/14	21
535	3.014%, 09/24/14	457
		3,002
	Total Information Technology	3,496
	Materials — 0.3%
	Chemicals — 0.1%
1,428	Cristal Inorganic Chemicals (Millennium), 1st Lien Term Loan, 2.783%, 05/15/14	1,344
	Styron LLC, Term Loan,
217	7.500%, 06/17/16	219
3	7.500%, 06/17/16	2
		1,565
	Containers & Packaging — 0.0% (g)
	Reynolds Group Holdings, Term Loan,
153	6.250%, 05/06/16	152
744	6.250%, 05/06/16	741
		893
	Paper & Forest Products — 0.2%
3,234	Abitibi, Inc., Term Loan, 11.000%, 03/31/12	3,136
	Total Materials	5,594
	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
	Cincinnati Bell, Inc., Term Loan B,
64	6.500%, 06/11/17	64
195	6.500%, 06/11/17	194
	Total Telecommunication Services	258
	Utilities — 0.4%
	Independent Power Producers & Energy Traders — 0.4%
649	Calpine Corp., 1st Priority Lien, 3.415%, 03/29/14	620
1,500	New Development (Calpine), Term Loan, 7.000%, 07/03/17	1,515
293	NRG Energy, Inc. (Opco), Credit-Linked Deposit Letter of Credit, 2.000%, 02/01/13	285
1,384	NRG Energy, Inc. (Opco), Term Loan B, 2.033%, 02/01/13	1,346
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan,
911	3.793%, 10/10/14	690
205	3.795%, 10/10/14	155
13	4.033%, 10/10/14	10

SEE NOTES TO FINANCIAL STATEMENTS.

98   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
	Independent Power Producers & Energy Traders — Continued
1,303	4.066%, 10/10/14	988
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-3 Term Loan,
1,985	3.795%, 10/10/14	1,499
10	4.033%, 10/10/14	8
	Total Utilities	7,116
	Total Loan Participations & Assignments (Cost $59,279)	57,632

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0%
Materials — 0.0%
Paper & Forest Products — 0.0%
203	Abitibi-Consolidated Co. of Canada, (Canada), expiring 09/10/10 (a) (f) (i)	—
86	Abitibi-Consolidated, Inc., (Canada), expiring 09/10/10 (a) (f) (i)	—
	Total Rights (Cost $—)	—

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE
Warrant — 0.0% (g)
	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
1	AboveNet, Inc., Class W, expiring 09/08/10 (Strike Price $24.00) (a) (f) (i)	21
	Total Warrants (Cost $112)	21

SHARES
Short-Term Investment — 11.9%
	Investment Company — 11.9%
222,209	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.190% (b) (l) (Cost $222,209)	222,209
Investment of Cash Collateral for Securities on Loan — 1.5%
	Investment Company — 1.5%
27,660	JPMorgan Prime Money Market Fund, Capital Shares, 0.200%, 09/01/10 (b) (l) (Cost $27,660)	27,660
	Total Investments —101.4% (Cost $1,812,759)	1,894,742
	Liabilities in Excess of Other Assets — (1.4)%	(25,916)
	NET ASSETS — 100.0%	$1,868,826

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 08/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	10 Year U.S. Treasury Note	12/21/10	2,513	9
7	2 Year U.S. Treasury Note	12/31/10	1,534	— (h)
	Short Futures Outstanding
(3)	30 Year U.S. Treasury Bond	12/21/10	(405)	(3)
(11)	5 Year U.S. Treasury Note	12/31/10	(1,324)	(3)
				3

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   99

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 08/31/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,850,000 MXN	Barclays Bank plc	09/15/10	373	367	(6)
5,750,000 MXN	Citibank, N.A.	09/15/10	440	435	(5)
2,800,000 MXN	Westpac Banking Corp.	09/15/10	216	212	(4)
1,870,000 ZAR	Barclays Bank plc	09/15/10	254	253	(1)
			1,283	1,267	(16)

CONTRACTS TO SELL	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 08/31/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,000,000 MXN	BNP Paribas	09/15/10	79	76	3
12,550,000 MXN	Citibank, N.A.	09/15/10	977	950	27
2,800,000 MXN	Royal Bank of Canada	09/15/10	216	212	4
1,900,000 MXN	Westpac Banking Corp.	09/15/10	151	143	8
1,245,000 ZAR	Citibank, N.A.	09/15/10	161	168	(7)
625,000 ZAR	State Street Corp.	09/15/10	80	84	(4)
1,950,000 ZAR	Barclays Bank plc	12/15/10	260	260	— (h)
1,950,000 ZAR	Societe Generale	12/15/10	258	260	(2)
			2,182	2,153	29

Credit Default Swap — Sell Protection [1]
Corporate Issuer

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 8/31/10 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [4]
Goldman Sachs Capital Management:
FSA Global Funding Ltd., 6.110%, 06/29/15	1.950% quarterly	03/20/13	6.742%	1,000	(106)	—

[1]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[3]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[4]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

100   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 40.3%
	Agency CMO — 40.3%
	Federal Home Loan Mortgage Corp. REMICS,
124	Series 1343, Class LA, 8.000%, 08/15/22	148
840	Series 1367, Class K, 5.500%, 09/15/22	946
163	Series 1591, Class E, 10.000%, 10/15/23	180
1,459	Series 1633, Class Z, 6.500%, 12/15/23	1,579
1,973	Series 1694, Class PK, 6.500%, 03/15/24	2,147
7,965	Series 1785, Class A, 6.000%, 10/15/23	8,369
443	Series 1999, Class PU, 7.000%, 10/15/27	513
781	Series 2031, Class PG, 7.000%, 02/15/28	853
2,141	Series 2035, Class PC, 6.950%, 03/15/28	2,213
1,866	Series 2064, Class PD, 6.500%, 06/15/28 (m)	1,948
1,699	Series 2095, Class PE, 6.000%, 11/15/28	1,848
555	Series 2152, Class BD, 6.500%, 05/15/29	611
3,634	Series 2162, Class TH, 6.000%, 06/15/29	3,955
299	Series 2345, Class PQ, 6.500%, 08/15/16	321
1,790	Series 2367, Class ME, 6.500%, 10/15/31	1,964
5,251	Series 2480, Class EJ, 6.000%, 08/15/32	5,775
6,000	Series 2562, Class PG, 5.000%, 01/15/18	6,639
3,781	Series 2571, Class PV, 5.500%, 01/15/14	4,067
6,155	Series 2580, Class QM, 5.000%, 10/15/31	6,359
2,872	Series 2611, Class QZ, 5.000%, 05/15/33	3,185
8,148	Series 2630, Class KS, 4.000%, 01/15/17	8,405
4,134	Series 2631, Class TE, 4.500%, 02/15/28	4,145
853	Series 2647, Class A, 3.250%, 04/15/32	890
5,527	Series 2651, Class VZ, 4.500%, 07/15/18	5,918
9,000	Series 2656, Class BG, 5.000%, 10/15/32	9,876
10,000	Series 2684, Class PD, 5.000%, 03/15/29	10,443
2,500	Series 2688, Class DG, 4.500%, 10/15/23	2,756
8,588	Series 2727, Class PE, 4.500%, 07/15/32	9,412
5,000	Series 2749, Class TD, 5.000%, 06/15/21	5,236
6,000	Series 2773, Class TB, 4.000%, 04/15/19	6,498
4,730	Series 2780, Class TD, 5.000%, 04/15/28	4,885
7,450	Series 2841, Class AT, 4.000%, 08/15/19	8,075
3,018	Series 2882, Class QD, 4.500%, 07/15/34	3,215
6,342	Series 2915, Class MU, 5.000%, 01/15/35	7,021
4,372	Series 2927, Class GA, 5.500%, 10/15/34	4,840
3,690	Series 2929, Class PC, 5.000%, 01/15/28	3,777
5,500	Series 2931, Class QD, 4.500%, 02/15/20	6,127
11,274	Series 2976, Class HP, 4.500%, 01/15/33	12,019
10,600	Series 3036, Class ND, 5.000%, 05/15/34 (m)	11,578
3,852	Series 3045, Class HN, 4.500%, 09/15/33	3,983
2,838	Series 3085, Class VS, HB, IF, 27.616%, 12/15/35	4,518
5,500	Series 3114, Class KB, 5.000%, 09/15/27	5,663
6,275	Series 3181, Class OP, PO, 07/15/36	5,670
4,500	Series 3188, Class GE, 6.000%, 07/15/26	5,020
18,815	Series 3325, Class JL, 5.500%, 06/15/37	20,682
6,000	Series 3341, Class PE, 6.000%, 07/15/37	6,821
7,000	Series 3413, Class B, 5.500%, 04/15/37	7,657
4,000	Series 3699, Class QH, 5.500%, 07/15/40	4,555
119	Federal Home Loan Mortgage Corp. STRIPS, Series 155, Class IO, IO, 7.000%, 11/01/23	24
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
2,764	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	3,114
3,219	Series T-54, Class 2A, 6.500%, 02/25/43	3,627
1,304	Series T-56, Class APO, PO, 05/25/43	1,184
1,989	Federal National Mortgage Association Grantor Trust, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	2,240
	Federal National Mortgage Association Interest STRIPS,
4,063	Series 278, Class 1, VAR, 1.542%, 08/01/25	3,844
1,747	Series 278, Class 3, VAR, 1.191%, 11/01/23	1,658
3,166	Series 343, Class 23, IO, 4.000%, 10/01/18	314
	Federal National Mortgage Association REMICS,
165	Series 1988-16, Class B, 9.500%, 06/25/18 (m)	190
101	Series 1990-57, Class J, 7.000%, 05/25/20 (m)	109
387	Series 1993-110, Class H, 6.500%, 05/25/23	436
303	Series 1993-146, Class E, PO, 05/25/23	269
5,242	Series 1993-155, Class PJ, 7.000%, 09/25/23	5,932
57	Series 1993-205, Class H, PO, 09/25/23	52
83	Series 1993-217, Class H, PO, 08/25/23	78
64	Series 1993-228, Class G, PO, 09/25/23	58
1,795	Series 1994-37, Class L, 6.500%, 03/25/24	2,022
4,442	Series 1994-43, Class PJ, 6.350%, 12/25/23	4,565
6,445	Series 1994-51, Class PV, 6.000%, 03/25/24	7,154
2,735	Series 1994-62, Class PJ, 7.000%, 01/25/24	2,814
3,587	Series 1998-58, Class PC, 6.500%, 10/25/28	3,985
619	Series 2000-8, Class Z, 7.500%, 02/20/30	728
2,421	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	419
856	Series 2002-2, Class UC, 6.000%, 02/25/17	927
1,503	Series 2002-3, Class PG, 5.500%, 02/25/17	1,631
6,502	Series 2002-73, Class OE, 5.000%, 11/25/17	6,979
686	Series 2002-86, Class EJ, 5.500%, 12/25/32	691
2,210	Series 2002-92, Class FB, VAR, 0.914%, 04/25/30	2,226
7,003	Series 2003-21, Class PZ, 4.500%, 03/25/33	7,537

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   101

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
13,599		Series 2003-35, Class MD, 5.000%, 11/25/16	13,921
796		Series 2003-67, Class SA, HB, IF, 43.786%, 10/25/31	1,474
5,000		Series 2003-74, Class VL, 5.500%, 11/25/22	5,519
20,000		Series 2003-81, Class MC, 5.000%, 12/25/32 (m)	21,862
5,000		Series 2003-92, Class VH, 5.000%, 02/25/19	5,528
10,000		Series 2003-128, Class DY, 4.500%, 01/25/24 (m)	10,981
16,000		Series 2004-7, Class JK, 4.000%, 02/25/19	17,328
4,376		Series 2004-46, Class QD, HB, IF, 22.945%, 03/25/34	5,743
4,871		Series 2004-54, Class FL, VAR, 0.664%, 07/25/34	4,874
9,426		Series 2004-60, Class PA, 5.500%, 04/25/34	10,176
3,923		Series 2005-16, Class LC, 5.500%, 05/25/28	4,004
7,805		Series 2005-22, Class EH, 5.000%, 04/25/35	8,595
3,198		Series 2005-29, Class AK, 4.500%, 04/25/35	3,454
6,356		Series 2005-58, Class EP, 5.500%, 07/25/35	7,131
7,000		Series 2005-62, Class DX, 5.000%, 05/25/34	7,610
5,941		Series 2005-83, Class LA, 5.500%, 10/25/35	6,666
5,498		Series 2005-116, Class PC, 6.000%, 01/25/36	6,001
31,430		Series 2006-51, Class FP, VAR, 0.614%, 03/25/36	31,372
1,704		Series 2006-69, Class SP, IF, 14.455%, 05/25/30	1,879
487		Series 2006-81, Class FA, VAR, 0.614%, 09/25/36	487
6,940		Series 2006-110, Class PO, PO, 11/25/36	6,117
7,773		Series 2007-76, Class PE, 6.000%, 08/25/37	8,811
1,980		Series 2009-89, Class A1, 5.410%, 05/25/35	2,137
2,582		Series 2010-4, Class SL, IF, 10.994%, 02/25/40	2,636
7,518		Series 2010-11, Class CB, 4.500%, 02/25/40	7,718
6,000		Series 2010-47, Class MB, 5.000%, 09/25/39	6,602
32		Series G92-35, Class EB, 7.500%, 07/25/22	37
375		Series G92-44, Class ZQ, 8.000%, 07/25/22	446
		Federal National Mortgage Association Whole Loan,
541		Series 1999-W4, Class A9, 6.250%, 02/25/29	578
4,168		Series 2002-W7, Class A4, 6.000%, 06/25/29	4,549
1,484		Series 2003-W1, Class 1A1, 6.500%, 12/25/42	1,671
705		Series 2003-W1, Class 2A, VAR, 7.500%, 12/25/42	829
6,166		Series 2003-W18, Class 1A6, 5.370%, 08/25/43	6,654
5,490		Series 2005-W1, Class 1A2, 6.500%, 10/25/44	6,182
5,939		Series 2009-W1, Class A, 6.000%, 12/25/49	6,483
		Government National Mortgage Association,
967		Series 1998-22, Class PD, 6.500%, 09/20/28	1,015
555		Series 1999-17, Class L, 6.000%, 05/20/29	588
5,631		Series 2001-10, Class PE, 6.500%, 03/16/31	6,010
5,838		Series 2001-64, Class PB, 6.500%, 12/20/31	6,470
59,660		Series 2003-59, Class XA, IO, VAR, 2.148%, 06/16/34	3,464
3,285		Series 2004-27, Class PD, 5.500%, 04/20/34	3,838
2,612		Series 2004-62, Class VA, 5.500%, 07/20/15	2,783
14,618		Series 2005-28, Class AJ, 5.500%, 04/20/35	16,433
15,025		Series 2008-40, Class SA, IF, IO, 6.124%, 05/16/38	2,110
28,693		Series 2009-42, Class TX, 4.500%, 06/20/39	30,817
9,356		Series 2009-52, Class MA, 5.000%, 11/20/36	10,299
4,752		Series 2009-69, Class WM, 5.500%, 08/20/39	5,404
		Total Collateralized Mortgage Obligations (Cost $584,427)	633,398
Mortgage Pass-Through Securities — 11.9%
		Federal Home Loan Mortgage Corp.,
308		ARM, 2.555%, 01/01/27	322
35		ARM, 2.696%, 04/01/30	37
25		ARM, 3.041%, 02/01/19	25
108		ARM, 3.084%, 08/01/18	113
16		ARM, 3.103%, 07/01/30	16
41		ARM, 3.204%, 03/01/18	42
48		ARM, 3.375%, 06/01/18	50
4		ARM, 3.576%, 01/01/20	4
140		ARM, 3.690%, 01/01/21	143
74		ARM, 3.731%, 11/01/18	76
3,961		ARM, 6.020%, 03/01/37	4,208
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
720		5.000%, 12/01/13 – 12/01/16	757
673		6.000%, 04/01/14	726
899		6.500%, 12/01/12 – 06/01/14	951
—	(h)	7.000%, 12/01/14	—	(h)
2,211		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 4.500%, 05/01/24	2,342
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,212		5.500%, 11/01/33	2,388
472		6.000%, 02/01/32	518
1,710		6.500%, 01/01/24 – 07/01/29	1,891
1,753		7.000%, 08/01/25 – 09/01/29 (m)	2,009

SEE NOTES TO FINANCIAL STATEMENTS.

102   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
		Agency CMO — Continued
107		7.500%, 09/01/24 – 08/01/25	121
128		8.000%, 11/01/24 – 09/01/25	147
265		8.500%, 05/01/24 – 07/01/28	307
8		9.000%, 10/01/17 – 11/01/21	9
—	(h)	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 9.500%, 04/01/16	—	(h)
		Federal National Mortgage Association,
35		ARM, 2.875%, 06/01/17	35
176		ARM, 3.000%, 08/01/30	179
56		ARM, 3.037%, 06/01/29	57
461		ARM, 3.047%, 07/01/17 – 08/01/41	467
48		ARM, 3.060%, 06/01/20	49
8		ARM, 3.125%, 07/01/27	8
118		ARM, 3.225%, 09/01/14	120
29		ARM, 3.375%, 09/01/17	29
28		ARM, 3.434%, 10/01/16	28
7		ARM, 3.500%, 10/01/15	7
216		ARM, 3.520%, 01/01/29	220
4		ARM, 3.525%, 06/01/15	4
69		ARM, 3.555%, 10/01/14	70
150		ARM, 3.782%, 09/01/27	149
42		ARM, 3.825%, 08/01/19	43
218		ARM, 3.882%, 08/01/19	228
14		ARM, 4.325%, 11/01/16	14
31		ARM, 5.921%, 04/01/19	33
23		ARM, 6.000%, 12/01/18	24
		Federal National Mortgage Association, 15 Year, Single Family,
56,073		4.000%, 04/01/19 – 09/01/25	59,042
3,627		4.500%, 03/01/19	3,878
2,604		5.500%, 11/01/16 – 03/01/18	2,822
208		6.000%, 03/01/11 – 08/01/14	221
3		6.500%, 12/01/10	3
99		8.000%, 11/01/12	103
		Federal National Mortgage Association, 20 Year, Single Family,
1,698		5.000%, 11/01/23	1,819
2,252		6.000%, 03/01/22	2,478
88		7.500%, 06/01/14 – 07/01/14	97
		Federal National Mortgage Association, 30 Year, Single Family,
4,037		4.500%, 03/01/38	4,247
26,926		5.000%, 11/01/33 – 12/01/39	29,041
41,486		5.500%, 02/01/29 – 05/01/36 (m)	44,942
5,590		6.000%, 07/01/36	6,115
1,118		6.500%, 06/01/26 – 04/01/32	1,241
6,610		7.000%, 02/01/24 – 03/01/35	7,516
345		7.500%, 03/01/30 – 04/01/30	393
218		10.000%, 10/01/16 – 11/01/21	241
230		Federal National Mortgage Association, Other, 6.000%, 09/01/28	250
		Government National Mortgage Association II, 30 Year, Single Family,
443		8.000%, 11/20/26 – 11/20/27	514
		Government National Mortgage Association, 30 Year, Single Family,
68		6.000%, 10/15/23	74
1,420		6.500%, 05/15/23 – 02/15/24 (m)	1,589
525		7.000%, 12/15/22 – 06/15/28	598
623		7.500%, 02/15/22 – 02/15/28	712
274		8.000%, 07/15/22 – 08/15/26	319
669		9.000%, 06/15/16 – 11/15/24	768
38		9.500%, 08/15/16 – 12/15/20	41
		Total Mortgage Pass-Through Securities (Cost $177,407)	188,030
U.S. Government Agency Securities — 16.6%
12,824		Federal Farm Credit Bank, 5.750%, 12/07/28	15,702
		Federal National Mortgage Association,
25,000		Zero Coupon, 10/09/19	16,481
10,000		6.250%, 05/15/29	13,218
		Federal National Mortgage Association STRIPS,
34,750		11/15/20	24,547
8,000		05/15/23	4,970
9,200		05/29/26	5,022
26,153		Financing Corp., Principal STRIPS, 12/06/18	20,686
		Residual Funding Corp., Principal STRIPS,
34,520		10/15/19	26,352
90,500		07/15/20	66,260
10,000		01/15/30	4,736
5,000		04/15/30	2,338
		Resolution Funding Corp. Interest STRIPS,
50,000		07/15/20	36,461
15,000		04/15/28	7,592
14,740		Tennessee Valley Authority Principal STRIPS, 12/15/17	12,097
4,500		Tennessee Valley Authority STRIPS, 07/15/16	3,894
		Total U.S. Government Agency Securities (Cost $208,841)	260,356

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   103

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 22.6%
	U.S. Treasury Bonds,
20,000	5.250%, 11/15/28	25,697
20,000	5.250%, 02/15/29	25,709
2,500	7.125%, 02/15/23	3,631
13,140	7.250%, 05/15/16	17,238
3,935	7.250%, 08/15/22	5,740
3,635	8.000%, 11/15/21	5,512
4,085	8.875%, 08/15/17	5,955
1,020	9.000%, 11/15/18	1,556
	U.S. Treasury Inflation Indexed Notes,
25,000	1.375%, 07/15/18	26,638
1,450	1.625%, 01/15/15	1,753
25,000	2.375%, 04/15/11	27,796
	U.S. Treasury Notes,
50,000	3.375%, 11/15/19	54,004
25,000	3.750%, 11/15/18	27,992
2,085	3.875%, 02/15/13	2,256
6,430	4.250%, 08/15/13	7,105
25,000	4.250%, 11/15/17	28,898
10,000	4.500%, 09/30/11	10,451
2,015	4.750%, 05/15/14	2,300
	U.S. Treasury STRIPS,
5,845	02/15/15	5,536
1,655	05/15/15	1,555
600	08/15/15	560
1,900	08/15/15	1,775
8,810	11/15/15	8,147
1,190	05/15/16	1,083
72,500	05/15/20	55,879
	Total U.S. Treasury Obligations (Cost $310,450)	354,766

SHARES
Short-Term Investment — 9.1%
	Investment Company — 9.1%
143,816	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $143,816)	143,816
	Total Investments — 100.5% (Cost $1,424,941)	1,580,366
	Liabilities in Excess of Other Assets — (0.5)%	(8,587)
	NET ASSETS — 100.0%	$1,571,779

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

104   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.1%
460	Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 1.964%, 01/25/35 (f) (i)	22
	Long Beach Mortgage Loan Trust,
309	Series 2004-2, Class B, VAR, 3.764%, 06/25/34 (e) (f) (i)	27
117	Series 2004-5, Class M6, VAR, 2.764%, 09/25/34 (f) (i)	8
7,000	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	6,871
	Total Asset-Backed Securities (Cost $7,728)	6,928
Convertible Bond — 0.0% (g)
	Materials — 0.0% (g)
	Construction Materials — 0.0% (g)
1,839	U.S. Concrete, Inc., 9.500%, 07/13/15 (f) (Cost $1,839)	1,839
Corporate Bonds — 82.1%
	Consumer Discretionary — 22.2%
	Auto Components — 0.4%
2,025	Accuride Corp., 9.500%, 08/01/18 (e)	2,075
	Affinia Group Holdings, Inc.,
10,450	9.000%, 11/30/14 (m)	10,711
4,385	10.750%, 08/15/16 (e)	4,846
51	ArvinMeritor, Inc., 8.750%, 03/01/12	54
8,150	DPH Holdings Corp., 7.125%, 05/01/29 (d)	204
	Goodyear Tire & Rubber Co. (The),
1,599	9.000%, 07/01/15 (c)	1,675
1,392	10.500%, 05/15/16	1,545
3,750	Tenneco, Inc., 7.750%, 08/15/18 (e)	3,825
2,032	UCI Holdco, Inc., PIK, 8.537%, 12/15/13	1,991
		26,926
	Automobiles — 1.7%
	Ford Holdings LLC,
37,822	9.300%, 03/01/30 (m)	39,713
7,750	9.375%, 03/01/20	8,109
	Ford Motor Co.,
325	7.500%, 08/01/26	303
4,545	7.750%, 06/15/43	4,000
3,425	8.900%, 01/15/32	3,476
3,529	9.215%, 09/15/21 (c)	3,688
6,228	9.980%, 02/15/47	6,788
	Motors Liquidation Co.,
3,415	03/15/36 (d)	563
50	1.500%, 06/01/49	364
973	5.250%, 03/06/32	7,141
953	6.250%, 07/15/33	7,067
955	6.750%, 05/01/28 (d)	286
246	7.250%, 04/15/41	1,749
284	7.250%, 07/15/41	2,023
548	7.250%, 02/15/52	3,897
404	7.375%, 05/15/48	2,874
6,000	7.375%, 05/23/48 (c) (d)	1,740
47	7.375%, 10/01/51	332
5,000	7.400%, 09/01/25 (d)	1,488
3,500	7.700%, 04/15/16 (d)	1,041
12,550	8.100%, 06/15/24 (d)	3,828
9,000	8.250%, 07/15/23 (d)	2,812
34,006	8.375%, 07/15/33 (d)	10,882
6,000	Navistar International Corp., 8.250%, 11/01/21	6,285
		120,449
	Broadcasting & Cable TV — 2.4%
	Adelphia Communications Corp.,
1,075	7.750%, 01/15/09 (d)	16
1,450	8.125%, 07/15/03 (d)	22
3,175	9.375%, 11/15/09 (c) (d)	48
3,500	10.875%, 10/01/10 (d)	52
9,055	Adelphia Recovery Trust, Contingent Value12/31/49	272
	Cablevision Systems Corp.,
5,000	7.750%, 04/15/18	5,262
2,350	8.000%, 04/15/20 (c)	2,509
3,075	8.625%, 09/15/17 (e)	3,352
	CCO Holdings LLC/CCO Holdings Capital Corp.,
3,075	7.875%, 04/30/18 (e)	3,183
11,000	8.125%, 04/30/20 (e)	11,577
6,150	Charter Communications Operating LLC/Charter Communications Operating Capital, 10.875%, 09/15/14 (e)	6,888
	DISH DBS Corp.,
4,120	7.000%, 10/01/13	4,290
2,000	7.125%, 02/01/16	2,045
6,750	7.875%, 09/01/19	7,037
3,178	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.500%, 10/15/15	3,154
8,180	Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19 (c)	8,180
	Sirius XM Radio, Inc.,
7,494	8.750%, 04/01/15 (c) (e)	7,719
9,790	9.750%, 09/01/15 (e)	10,646

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   105

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Broadcasting & Cable TV — Continued
13,862	Telesat Canada/Telesat LLC, (Canada), 11.000%, 11/01/15	15,699
14,020	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 8.125%, 12/01/17 (e)	14,406
	Videotron Ltee, (Canada),
9,600	6.875%, 01/15/14 (m)	9,648
6,430	9.125%, 04/15/18	7,137
	Virgin Media Finance plc, (United Kingdom),
7,175	8.375%, 10/15/19	7,821
15,950	9.125%, 08/15/16	17,046
2,000	9.500%, 08/15/16	2,240
17,217	XM Satellite Radio, Inc., 13.000%, 08/01/13 (e)	19,498
		169,747
	Distributors — 0.3%
26,055	McJunkin Red Man Corp., 9.500%, 12/15/16 (e)	22,994
	Diversified Consumer Services — 0.9%
3,000	Carriage Services, Inc., 7.875%, 01/15/15	2,940
17,380	Knowledge Learning Corp., 7.750%, 02/01/15 (e) (m)	16,685
6,075	Mac-Gray Corp., 7.625%, 08/15/15	5,847
	Service Corp. International,
925	6.750%, 04/01/15 (c)	964
3,000	6.750%, 04/01/16	3,075
12,755	7.000%, 06/15/17 (m)	13,202
3,850	7.625%, 10/01/18	4,038
4,000	8.000%, 11/15/21	4,220
4,850	Sotheby’s, 7.750%, 06/15/15	4,923
	Stewart Enterprises, Inc.,
6,435	3.125%, 07/15/14	5,840
5,625	3.375%, 07/15/16	4,865
		66,599
	Gaming — 3.5%
	Chukchansi Economic Development Authority,
20,098	8.000%, 11/15/13 (e)	11,657
6,120	VAR, 4.123%, 11/15/12 (e)	3,488
2,575	FireKeepers Development Authority, 13.875%, 05/01/15 (e)	2,987
4,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250%, 06/15/15 (d) (e)	10
	Harrah’s Operating Co., Inc.,
59,250	10.000%, 12/15/18 (c)	46,215
11,550	11.250%, 06/01/17	12,359
13,488	Isle of Capri Casinos, Inc., 7.000%, 03/01/14 (m)	11,633
	Marina District Finance Co., Inc.,
4,800	9.500%, 10/15/15 (c) (e)	4,764
4,800	9.875%, 08/15/18 (c) (e)	4,788
	Mashantucket Western Pequot Tribe,
3,982	5.912%, 09/01/21 (d) (e)	2,684
9,770	8.500%, 11/15/15 (d) (e)	1,563
9,725	MCE Finance Ltd., (Cayman Islands), 10.250%, 05/15/18 (c) (e)	10,406
	MGM Resorts International,
1,671	5.875%, 02/27/14	1,320
16,057	6.625%, 07/15/15 (c)	12,705
7,340	7.500%, 06/01/16 (c)	5,762
5,470	7.625%, 01/15/17 (c)	4,294
5,000	9.000%, 03/15/20 (e)	5,187
3,850	10.375%, 05/15/14	4,197
1,500	11.125%, 11/15/17	1,676
7,000	13.000%, 11/15/13	8,085
4,250	Midwest Gaming Borrower LLC/Midwest Finance Corp., 11.625%, 04/15/16 (e)	4,271
	Peninsula Gaming LLC,
9,630	8.375%, 08/15/15	9,991
12,765	10.750%, 08/15/17 (c)	13,403
	Pinnacle Entertainment, Inc.,
4,250	8.625%, 08/01/17	4,452
3,850	8.750%, 05/15/20	3,715
	San Pasqual Casino,
11,459	8.000%, 09/15/13 (e)	11,173
17,800	Seminole Hard Rock Entertainment, Inc., VAR, 3.037%, 03/15/14 (e)	15,530
16,700	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e) (m)	12,734
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
10,250	7.750%, 08/15/20 (e)	10,353
1,250	7.875%, 11/01/17 (e)	1,284
11,976	7.875%, 05/01/20 (c) (e)	12,096
		254,782
	Hotels, Restaurants & Leisure — 1.8%
11,800	AMC Entertainment, Inc., 8.750%, 06/01/19 (c)	12,183
4,500	Cinemark USA, Inc., 8.625%, 06/15/19	4,714
16,900	CKE Restaurants, Inc., 11.375%, 07/15/18 (e)	16,477
1,518	Games Merger Corp., 11.000%, 06/01/18 (e)	1,594

SEE NOTES TO FINANCIAL STATEMENTS.

106   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Hotels, Restaurants & Leisure — Continued
	Host Hotels & Resorts LP,
1,050	6.875%, 11/01/14	1,074
793	7.125%, 11/01/13	805
5,000	9.000%, 05/15/17 (c)	5,500
4,415	Landry’s Holdings, Inc., 11.500%, 06/01/14 (e)	4,062
11,043	Landry’s Restaurants, Inc., 11.625%, 12/01/15	11,457
2,550	O’Charley’s, Inc., 9.000%, 11/01/13	2,582
6,565	Real Mex Restaurants, Inc., 14.000%, 01/01/13	6,598
	Royal Caribbean Cruises Ltd., (Liberia),
1,000	7.000%, 06/15/13	1,021
6,666	7.250%, 06/15/16	6,716
11,820	11.875%, 07/15/15 (m)	13,918
	Speedway Motorsports, Inc.,
4,650	6.750%, 06/01/13	4,662
7,500	8.750%, 06/01/16	7,931
2,750	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/14	3,039
	Universal City Development Partners Ltd.,
4,150	8.875%, 11/15/15 (e)	4,212
15,415	10.875%, 11/15/16 (c) (e)	16,456
6,101	Wendy’s/Arby’s Restaurants LLC, 10.000%, 07/15/16	6,406
		131,407
	Household Durables — 1.0%
	D.R. Horton, Inc.,
353	5.625%, 09/15/14	347
1,000	6.125%, 01/15/14	1,014
18,000	K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	17,460
	KB Home,
3,450	7.250%, 06/15/18	3,148
5,000	9.100%, 09/15/17	5,050
	Lennar Corp.,
1,800	5.600%, 05/31/15	1,642
13,050	6.950%, 06/01/18 (e)	11,533
	Meritage Homes Corp.,
3,664	6.250%, 03/15/15	3,490
13,525	7.150%, 04/15/20	12,443
	Standard Pacific Corp.,
11,201	6.250%, 04/01/14 (c)	10,445
7,285	7.000%, 08/15/15	6,702
425	8.375%, 05/15/18	409
		73,683
	Leisure Equipment & Products — 1.0%
11,350	Da-Lite Screen Co., Inc., 12.500%, 04/01/15 (c)	11,463
43,349	Eastman Kodak Co., 9.750%, 03/01/18 (e)	41,507
10,745	FGI Holding Co., Inc., PIK, 11.250%, 10/01/15 (e)	10,584
5,350	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	5,203
		68,757
	Media — 4.9%
12,000	Allbritton Communications Co., 8.000%, 05/15/18	11,820
4,150	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.500%, 08/15/14	3,818
15,400	Block Communications, Inc., 8.250%, 12/15/15 (e)	15,246
21,890	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	22,328
	Clear Channel Worldwide Holdings, Inc.,
4,500	9.250%, 12/15/17	4,669
19,460	9.250%, 12/15/17	20,408
4,550	Entravision Communications Corp., 8.750%, 08/01/17 (e)	4,550
5,900	Fisher Communications, Inc., 8.625%, 09/15/14	5,848
	Gannett Co., Inc.,
7,950	8.750%, 11/15/14 (e)	8,566
8,236	9.375%, 11/15/17 (e)	9,019
4,714	10.000%, 04/01/16	5,268
2,900	Gray Television, Inc., 10.500%, 06/29/15 (c)	2,791
20,315	Intelsat Intermediate Holding Co. S.A., (Luxembourg), SUB, 9.500%, 02/01/15 (m)	21,077
	Intelsat Jackson Holdings S.A., (Luxembourg),
5,250	8.500%, 11/01/19 (c) (e)	5,552
12,780	11.250%, 06/15/16	13,754
	Intelsat Luxembourg S.A., (Luxembourg),
41,475	11.250%, 02/04/17 (m)	42,927
31,135	PIK, 11.500%, 02/04/17	32,069
	Intelsat Subsidiary Holding Co. S.A., (Bermuda),
6,240	8.875%, 01/15/15 (e)	6,411
7,250	8.875%, 01/15/15	7,486
	Lamar Media Corp.,
2,710	6.625%, 08/15/15	2,683
4,000	6.625%, 08/15/15	4,000
925	LBI Media, Inc., 8.500%, 08/01/17 (e)	777
11,075	McClatchy Co. (The), 11.500%, 02/15/17 (e)	11,435

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   107

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Media — Continued
19,550	Media General, Inc., 11.750%, 02/15/17 (c)	20,796
	Nexstar Broadcasting, Inc.,
1,498	7.000%, 01/15/14	1,468
4,551	PIK, 0.500%, 01/15/14 (e)	4,187
3,850	Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc., 8.875%, 04/15/17 (e)	3,913
2,205	Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., SUB, 11.375%, 04/01/13	2,186
	Nielsen Finance LLC/Nielsen Finance Co.,
3,800	11.500%, 05/01/16	4,261
5,001	SUB, 08/01/16	4,957
3,750	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	3,825
	Radio One, Inc.,
2,850	6.375%, 02/15/13	2,404
1,000	8.875%, 07/01/11	884
5,739	Sinclair Television Group, Inc., 9.250%, 11/01/17 (e)	5,911
6,682	Valassis Communications, Inc., 8.250%, 03/01/15	6,966
	WMG Acquisition Corp.,
17,453	7.375%, 04/15/14	15,969
6,239	9.500%, 06/15/16	6,520
8,429	WMG Holdings Corp., SUB, 9.500%, 12/15/14	8,008
		354,757
	Multiline Retail — 0.4%
11,445	HSN, Inc., 11.250%, 08/01/16	12,990
	QVC, Inc.,
2,425	7.125%, 04/15/17 (e)	2,468
2,425	7.375%, 10/15/20 (e)	2,461
12,300	7.500%, 10/01/19 (e)	12,546
		30,465
	Specialty Retail — 3.4%
9,150	ACE Hardware Corp., 9.125%, 06/01/16 (e)	9,607
4,510	Burlington Coat Factory Investment Holdings, Inc., SUB, 14.500%, 10/15/14	4,792
26,873	Burlington Coat Factory Warehouse Corp., 11.125%, 04/15/14 (m)	27,814
7,195	Collective Brands, Inc., 8.250%, 08/01/13	7,303
2,715	Express LLC/Express Finance Corp., 8.750%, 03/01/18 (e)	2,810
24,097	General Nutrition Centers, Inc., PIK, 5.750%, 03/15/14	23,043
146	KAR Auction Services, Inc., 10.000%, 05/01/15	151
	Ltd. Brands, Inc.,
8,920	7.000%, 05/01/20	9,321
4,750	8.500%, 06/15/19	5,368
	Michael’s Stores, Inc.,
12,665	11.375%, 11/01/16 (c)	13,583
52,074	SUB, 11/01/16	48,950
10,445	NBC Acquisition Corp., SUB, 11.000%, 03/15/13	9,400
	Nebraska Book Co., Inc.,
14,041	8.625%, 03/15/12 (c)	13,199
3,692	10.000%, 12/01/11	3,710
13,350	Penske Auto Group, Inc., 7.750%, 12/15/16 (m)	12,749
10,700	PEP Boys - Manny, Moe & Jack, 7.500%, 12/15/14 (m)	10,539
7,550	Susser Holdings LLC/Susser Finance Corp., 8.500%, 05/15/16 (c) (e)	7,739
15,570	Toys R U.S., Inc., 7.875%, 04/15/13 (m)	16,115
10,000	Toys R US — Delaware, Inc., 7.375%, 09/01/16 (e)	10,100
9,950	Toys R Us Property Co. LLC, 8.500%, 12/01/17 (e)	10,348
		246,641
	Textiles, Apparel & Luxury Goods — 0.5%
2,609	Broder Brothers Co., PIK, 12.000%, 10/15/13 (e) (f) (i)	2,165
	Hanesbrands, Inc.,
900	8.000%, 12/15/16	937
6,743	VAR, 4.121%, 12/15/14	6,406
10,130	Levi Strauss & Co., 7.625%, 05/15/20	10,307
3,930	Phillips-Van Heusen Corp., 7.375%, 05/15/20	4,048
16,391	Quiksilver, Inc., 6.875%, 04/15/15 (m)	15,162
		39,025
	Total Consumer Discretionary	1,606,232
	Consumer Staples — 3.9%
	Beverages — 0.3%
1,790	CEDC Finance Corp. International, Inc., 9.125%, 12/01/16 (e)	1,835
	Constellation Brands, Inc.,
2,900	7.250%, 09/01/16	3,037
10,375	7.250%, 05/15/17	10,868
6,240	8.375%, 12/15/14	6,786
1,240	Cott Beverages USA, Inc., 8.125%, 09/01/18 (e)	1,276

SEE NOTES TO FINANCIAL STATEMENTS.

108   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Beverages — Continued
1,000	Cott Beverages, Inc., 8.375%, 11/15/17 (e)	1,046
		24,848
	Food & Staples Retailing — 1.3%
22,665	Ingles Markets, Inc., 8.875%, 05/15/17 (m)	23,713
	Rite Aid Corp.,
24,990	7.500%, 03/01/17 (m)	22,585
6,500	9.500%, 06/15/17	5,151
3,800	10.250%, 10/15/19 (c)	3,904
2,750	10.375%, 07/15/16 (c)	2,843
5,875	Stater Brothers Holdings, 7.750%, 04/15/15	5,949
	SUPERVALU, Inc.,
10,850	7.500%, 11/15/14	10,850
7,575	8.000%, 05/01/16 (c)	7,594
12,950	Tops Markets LLC, 10.125%, 10/15/15 (e)	13,598
		96,187
	Food Products— 1.4%
4,275	Bumble Bee Foods LLC, 7.750%, 12/15/15 (e)	4,521
	Chiquita Brands International, Inc.,
17,022	7.500%, 11/01/14 (m)	16,916
2,900	8.875%, 12/01/15 (c)	2,936
	Dean Foods Co.,
500	6.900%, 10/15/17	455
2,000	7.000%, 06/01/16	1,875
450	Del Monte Corp., 7.500%, 10/15/19	477
	Dole Food Co., Inc.,
350	8.000%, 10/01/16 (e)	361
6,300	13.875%, 03/15/14	7,576
2,087	Eurofresh, Inc., 15.000%, 11/18/16 (f) (i)	2,087
2,700	Expedia, Inc., 5.950%, 08/15/20 (e)	2,757
13,096	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	15,011
1,000	Michael Foods, Inc., 9.750%, 07/15/18 (e)	1,050
	Smithfield Foods, Inc.,
7,456	7.750%, 05/15/13	7,493
16,110	7.750%, 07/01/17	15,667
7,105	10.000%, 07/15/14 (e)	7,931
12,014	Tyson Foods, Inc., 7.600%, 04/01/16 (m)	13,125
		100,238
	Household Products — 0.5%
	Spectrum Brands Holdings, Inc.,
12,150	9.500%, 06/15/18 (e)	12,788
18,693	PIK, 12.000%, 08/28/19	20,048
		32,836
	Personal Products — 0.1%
6,240	Revlon Consumer Products Corp., 9.750%, 11/15/15	6,482
	Tobacco — 0.3%
16,955	Alliance One International, Inc., 10.000%, 07/15/16	17,760
	Total Consumer Staples	278,351
	Energy — 11.1%
	Energy Equipment & Services — 1.3%
	Gibson Energy ULC/GEP Midstream Finance Corp., (Canada),
18,190	10.000%, 01/15/18	17,826
12,386	11.750%, 05/27/14	13,625
7,272	Global Geophysical Services, Inc., 10.500%, 05/01/17 (e)	7,199
13,530	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e) (m)	13,327
14,493	Key Energy Services, Inc., 8.375%, 12/01/14 (m)	14,964
2,400	Parker Drilling Co., 9.125%, 04/01/18 (e)	2,400
13,271	PHI, Inc., 7.125%, 04/15/13 (m)	12,790
4,250	Pride International, Inc., 6.875%, 08/15/20	4,457
4,500	Sevan Marine ASA, (Norway), 12.000%, 08/10/15 (e)	4,568
		91,156
	Oil, Gas & Consumable Fuels — 9.8%
19,603	Alon Refining Krotz Springs, Inc., 13.500%, 10/15/14	19,211
4,250	AmeriGas Partners LP, 7.250%, 05/20/15	4,367
1,650	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 05/20/16	1,693
7,975	Anadarko Petroleum Corp., 6.375%, 09/15/17	7,891
26,792	Antero Resources Finance Corp., 9.375%, 12/01/17	27,663
5,200	Arch Coal, Inc., 7.250%, 10/01/20	5,278
41,152	Bill Barrett Corp., 9.875%, 07/15/16 (m)	44,650
	Chesapeake Energy Corp.,
7,560	6.875%, 08/15/18	7,711
2,400	7.625%, 07/15/13	2,595
10,775	9.500%, 02/15/15	12,122
15,260	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	16,328
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
11,455	8.250%, 12/15/17 (e)	11,841
9,235	8.500%, 12/15/19 (e)	9,593
36,622	Comstock Resources, Inc., 8.375%, 10/15/17	37,446

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   109

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	Consol Energy, Inc.,
9,055	8.000%, 04/01/17 (e)	9,553
7,000	8.250%, 04/01/20 (e)	7,429
2,830	Copano Energy LLC/Copano Energy Finance Corp., 7.750%, 06/01/18	2,830
7,050	Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 02/15/18	7,279
13,993	Denbury Resources, Inc., 8.250%, 02/15/20	14,938
	El Paso Corp.,
4,305	6.875%, 06/15/14 (m)	4,555
950	7.000%, 06/15/17	1,003
3,869	7.250%, 06/01/18	4,145
1,500	7.875%, 06/15/12 (c)	1,589
5,150	8.250%, 02/15/16	5,614
4,950	12.000%, 12/12/13	5,965
4,750	El Paso Performance-Linked Trust, 7.750%, 07/15/11 (e)	4,925
4,800	El Paso Pipeline Partners Operating Co., LLC, 6.500%, 04/01/20	5,124
2,000	Encore Acquisition Co., 9.500%, 05/01/16	2,180
	Ferrellgas LP/Ferrellgas Finance Corp.,
2,400	6.750%, 05/01/14	2,412
3,750	9.125%, 10/01/17	4,012
21,450	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625%, 06/15/20	22,147
6,950	Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15	6,342
11,260	Foresight Energy LLC/Foresight Energy Corp., 9.625%, 08/15/17 (e)	11,176
	Forest Oil Corp.,
35,123	7.250%, 06/15/19 (m)	35,167
8,165	8.500%, 02/15/14	8,675
7,355	Frontier Oil Corp., 8.500%, 09/15/16	7,539
7,270	Holly Corp., 9.875%, 06/15/17	7,633
	Holly Energy Partners LP/Holly Energy Finance Corp.,
11,575	6.250%, 03/01/15 (m)	11,170
5,700	8.250%, 03/15/18 (e)	5,857
	Inergy LP/Inergy Finance Corp.,
2,676	6.875%, 12/15/14	2,689
7,300	8.250%, 03/01/16	7,656
750	8.750%, 03/01/15	799
	Linn Energy LLC/Linn Energy Finance Corp.,
12,450	8.625%, 04/15/20 (e)	13,135
2,000	11.750%, 05/15/17	2,280
	Newfield Exploration Co.,
6,180	6.625%, 09/01/14	6,319
8,075	6.875%, 02/01/20	8,418
3,675	7.125%, 05/15/18	3,845
	NFR Energy LLC/NFR Energy Finance Corp.,
26,825	9.750%, 02/15/17 (e)	27,093
7,500	Patriot Coal Corp., 8.250%, 04/30/18	7,444
16,777	Penn Virginia Corp., 10.375%, 06/15/16 (m)	18,245
6,550	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 8.250%, 04/15/18	6,615
182	Petroleum Development Corp., 12.000%, 02/15/18	196
15,175	Pioneer Drilling Co., 9.875%, 03/15/18 (e)	15,175
	Pioneer Natural Resources Co.,
2,499	5.875%, 07/15/16	2,572
6,635	6.650%, 03/15/17	6,927
4,950	6.875%, 05/01/18	5,172
10,000	7.500%, 01/15/20	10,744
	Plains Exploration & Production Co.,
5,040	7.625%, 04/01/20	5,091
7,475	10.000%, 03/01/16	8,185
10,534	QEP Resources, Inc., 6.875%, 03/01/21	10,982
7,750	Quicksilver Resources, Inc., 11.750%, 01/01/16	8,913
	Range Resources Corp.,
1,000	6.375%, 03/15/15	1,008
1,080	6.750%, 08/01/20	1,088
3,270	7.250%, 05/01/18	3,384
19,245	7.500%, 05/15/16 (m)	20,015
2,000	7.500%, 10/01/17	2,090
2,000	8.000%, 05/15/19	2,140
11,745	Sabine Pass LNG LP, 7.250%, 11/30/13 (m)	11,040
3,500	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 03/15/20	3,649
	Swift Energy Co.,
15,772	7.125%, 06/01/17	15,062
11,000	8.875%, 01/15/20	11,275
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
8,025	7.875%, 10/15/18 (e)	8,246
7,985	8.250%, 07/01/16	8,304
2,915	11.250%, 07/15/17	3,352
10,700	W&T Offshore, Inc., 8.250%, 06/15/14 (e)	10,165
	Western Refining, Inc.,
13,061	11.250%, 06/15/17 (e)	11,885

SEE NOTES TO FINANCIAL STATEMENTS.

110   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
9,872	VAR, 10.750%, 06/15/14 (e)	8,984
		707,830
	Total Energy	798,986
	Financials — 9.7%
	Commercial Banks — 2.7%
	Bank of America Corp.,
6,175	VAR, 8.000%, 01/30/18 (x)	6,299
11,075	VAR, 8.125%, 05/15/18 (x)	11,298
1,100	BankAmerica Capital II, 8.000%, 12/15/26	1,121
12,575	BankAmerica Institutional Capital B, Class B, 7.700%, 12/31/26 (e)	12,575
	Barclays Bank plc, (United Kingdom),
21,671	VAR, 5.926%, 12/15/16 (e) (m) (x)	18,962
12,850	VAR, 7.434%, 12/15/17 (e) (m) (x)	12,722
1,385	Capital One Capital IV, VAR, 6.745%, 02/17/37	1,319
20,275	Capital One Capital V, 10.250%, 08/15/39 (m)	21,897
4,300	Capital One Capital VI, 8.875%, 05/15/40	4,526
12,671	Countrywide Capital III, 8.050%, 06/15/27	13,051
41,425	Credit Agricole S.A., (France), VAR, 6.637%, 05/31/17 (e) (m) (x)	35,211
1,922	NB Capital Trust II, 7.830%, 12/15/26	1,927
4,750	NB Capital Trust IV, 8.250%, 04/15/27	4,867
1,000	Regions Financial Corp., 6.375%, 05/15/12	1,014
60,498	Wachovia Capital Trust III, VAR, 5.800%, 03/15/11 (m) (x)	51,272
		198,061
	Consumer Finance — 2.4%
	Ally Financial, Inc.,
5,450	7.500%, 09/15/20 (e)	5,395
70,360	8.000%, 11/01/31	69,305
	Ford Motor Credit Co. LLC,
5,525	6.625%, 08/15/17 (c)	5,616
6,800	7.500%, 08/01/12 (m)	7,139
10,500	8.000%, 06/01/14 (m)	11,145
40,445	8.000%, 12/15/16 (m)	43,920
10,500	8.125%, 01/15/20 (c)	11,484
6,850	8.700%, 10/01/14	7,479
4,980	VAR, 3.277%, 01/13/12 (m)	4,881
5,053	GMAC, Inc., 6.750%, 12/01/14	5,015
		171,379
	Diversified Financial Services — 1.5%
12,624	ACE Cash Express, Inc., 10.250%, 10/01/14 (e) (f) (i)	10,636
3,500	Aircastle Ltd., (Bermuda), 9.750%, 08/01/18 (e)	3,544
7,055	Cardtronics, Inc., 8.250%, 09/01/18	7,214
	CIT Group, Inc.,
18,879	7.000%, 05/01/15 (c)	18,147
15,600	7.000%, 05/01/16	14,820
5,750	CNG Holdings, Inc., 12.250%, 02/15/15 (e)	6,009
	Deluxe Corp.,
3,797	5.125%, 10/01/14	3,626
2,155	7.375%, 06/01/15	2,187
3,520	ILFC E-Capital Trust I, VAR, 5.900%, 12/21/65 (e)	2,209
12,270	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	7,807
	International Lease Finance Corp.,
6,095	8.625%, 09/15/15 (e)	6,133
13,670	8.750%, 03/15/17 (e)	13,790
11,100	8.875%, 09/01/17	11,183
5,655	SquareTwo Financial Corp., 11.625%, 04/01/17 (e)	4,990
		112,295
	Insurance — 2.8%
6,155	Crum & Forster Holdings Corp., 7.750%, 05/01/17	6,363
	Fairfax Financial Holdings Ltd., (Canada),
4,675	7.750%, 06/15/17	4,897
2,875	8.250%, 10/01/15	3,098
21,575	Genworth Financial, Inc., VAR, 6.150%, 11/15/66	15,102
	HUB International Holdings, Inc.,
2,800	9.000%, 12/15/14 (e)	2,677
40,825	10.250%, 06/15/15 (e) (m)	38,580
	Liberty Mutual Group, Inc.,
7,425	7.800%, 03/15/37 (e)	6,534
74,267	VAR, 10.750%, 06/15/58 (e)	82,622
	Nationwide Mutual Insurance Co.,
3,567	8.250%, 12/01/31 (e)	3,872
8,250	9.375%, 08/15/39 (e)	10,022
	USI Holdings Corp.,
18,024	9.750%, 05/15/15 (e) (m)	17,168
10,549	VAR, 4.251%, 11/15/14 (e) (f) (i)	8,940
		199,875
	Real Estate Investment Trusts (REITs) — 0.3%
9,086	DuPont Fabros Technology LP, 8.500%, 12/15/17	9,608

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   111

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Real Estate Investment Trusts (REITs) — Continued
10,429	First Industrial LP, 6.420%, 06/01/14	9,871
2,725	Senior Housing Properties Trust, 6.750%, 04/15/20	2,817
		22,296
	Total Financials	703,906
	Health Care — 4.9%
	Biotechnology — 0.1%
1,925	Bio-Rad Laboratories, Inc., 8.000%, 09/15/16	2,064
4,865	Talecris Biotherapeutics Holdings Corp., 7.750%, 11/15/16	5,291
		7,355
	Health Care Equipment & Supplies — 0.4%
4,250	Accellent, Inc., 8.375%, 02/01/17	4,229
2,050	Bausch & Lomb, Inc., 9.875%, 11/01/15	2,127
19,425	Biomet, Inc., 10.000%, 10/15/17 (m)	21,076
1,750	DJO Finance LLC/DJO Finance Corp., 10.875%, 11/15/14	1,874
		29,306
	Health Care Providers & Services — 3.2%
5,450	Capella Healthcare, Inc., 9.250%, 07/01/17 (e)	5,641
9,112	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	9,454
4,431	DaVita, Inc., 6.625%, 03/15/13	4,453
8,669	FMC Finance III S.A., (Luxembourg), 6.875%, 07/15/17	9,038
3,200	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	3,296
	HCA, Inc.,
3,716	5.750%, 03/15/14	3,572
2,550	6.300%, 10/01/12 (m)	2,595
5,553	6.375%, 01/15/15	5,428
1,275	6.750%, 07/15/13	1,288
5,275	7.250%, 09/15/20	5,512
8,556	8.500%, 04/15/19	9,380
2,050	9.125%, 11/15/14	2,152
24,025	9.250%, 11/15/16 (m)	25,767
5,800	9.875%, 02/15/17	6,336
8,992	Health Management Associates, Inc., 6.125%, 04/15/16	8,711
3,150	IASIS Healthcare LLC/IASIS Capital Corp., 8.750%, 06/15/14	3,213
13,600	Multiplan, Inc., 9.875%, 09/01/18 (e)	13,668
	Omnicare, Inc.,
8,501	6.875%, 12/15/15	8,416
2,000	7.750%, 06/01/20	2,000
15,050	OnCure Holdings, Inc., 11.750%, 05/15/17 (e)	14,034
8,100	Radiation Therapy Services, Inc., 9.875%, 04/15/17 (e)	7,918
6,464	Select Medical Corp., 7.625%, 02/01/15	6,092
6,382	Team Finance LLC/Health Finance Corp., 11.250%, 12/01/13	6,645
	Tenet Healthcare Corp.,
19,600	8.875%, 07/01/19	21,192
425	9.000%, 05/01/15	453
425	10.000%, 05/01/18	478
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
27,700	8.000%, 02/01/18	27,181
10,950	8.000%, 02/01/18 (e)	10,662
	Ventas Realty LP/Ventas Capital Corp.,
1,899	6.500%, 06/01/16	1,957
3,000	6.750%, 04/01/17	3,128
		229,660
	Pharmaceuticals — 1.2%
8,778	Catalent Pharma Solutions, Inc., PIK, 10.250%, 04/15/15	8,768
8,593	Celtic Pharma Phinco B.V., PIK, 17.000%, 06/15/12 (f) (i)	4,296
	Elan Finance plc/Elan Finance Corp., (Ireland),
20,900	8.750%, 10/15/16 (e)	20,273
15,000	8.750%, 10/15/16 (c) (e)	14,475
9,410	VAR, 4.376%, 11/15/11	9,398
16,802	Mylan, Inc., 7.875%, 07/15/20 (e)	17,516
	Valeant Pharmaceuticals International,
6,000	7.625%, 03/15/20 (e)	7,230
3,000	8.375%, 06/15/16	3,405
		85,361
	Total Health Care	351,682
	Industrials — 8.0%
	Aerospace & Defense — 0.9%
	Bombardier, Inc., (Canada),
7,420	7.500%, 03/15/18 (e)	7,902
2,420	7.750%, 03/15/20 (e)	2,602
4,500	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17 (e)	3,206
16,444	DigitalGlobe, Inc., 10.500%, 05/01/14	17,965
	Esterline Technologies Corp.,
4,910	6.625%, 03/01/17	4,910
1,565	7.000%, 08/01/20 (e)	1,593
3,750	Hexcel Corp., 6.750%, 02/01/15	3,731

SEE NOTES TO FINANCIAL STATEMENTS.

112   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Aerospace & Defense — Continued
7,195	Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	7,429
362	Moog, Inc., 7.250%, 06/15/18	366
1,500	Spirit Aerosystems, Inc., 7.500%, 10/01/17	1,541
	Triumph Group, Inc.,
10,066	8.000%, 11/15/17	10,141
5,380	8.625%, 07/15/18 (e)	5,703
		67,089
	Airlines — 1.3%
	American Airlines, Inc.,
4,200	10.500%, 10/15/12 (e)	4,462
1,738	13.000%, 08/01/16	1,990
15,731	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	14,945
2,168	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	2,174
12,352	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21 (m)	12,105
2,561	Continental Airlines 2006-1 Class G Pass-Through Trust, VAR, FGIC, 0.886%, 06/02/13	2,280
5,808	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	5,692
433	Continental Airlines, 2002-2 Class A-2 Pass-Through Trust, 7.487%, 10/02/10	435
3,200	Continental Airlines, Inc., 6.750%, 09/15/15 (e)	3,168
	Delta Air Lines, Inc.,
395	6.619%, 03/18/11	401
5,659	8.021%, 08/10/22	5,540
7,790	8.300%, 12/15/29 (d)	139
7,044	8.954%, 08/10/14 (c)	7,178
670	9.500%, 09/15/14 (e)	718
570	9.750%, 12/17/16 (c)	599
2,510	10.125%, 05/15/11	45
	Northwest Airlines, Inc.,
25,017	7.027%, 11/01/19	24,641
2,318	8.028%, 11/01/17 (c)	2,341
	UAL 2007-1 Pass-Through Trust,
1,027	7.336%, 07/02/19 (e)	924
1,369	VAR, 3.003%, 07/02/14 (e)	1,095
4,740	UAL 2009-2A Pass-Through Trust, 9.750%, 01/15/17 (c)	5,249
		96,121
	Building Products — 0.3%
1,750	AMH Holdings, Inc., SUB, 11.250%, 03/01/14	1,774
	Building Materials Corp of America,
16,125	6.875%, 08/15/18 (e)	15,681
5,265	7.000%, 02/15/20 (e)	5,239
567	Masco Corp., 5.850%, 03/15/17	551
		23,245
	Commercial Services & Supplies — 1.1%
	Cenveo Corp.,
12,275	8.875%, 02/01/18	11,692
9,250	10.500%, 08/15/16 (e)	9,238
2,000	FTI Consulting, Inc., 7.750%, 10/01/16	2,075
7,754	Garda World Security Corp., (Canada), 9.750%, 03/15/17 (e)	8,006
	Harland Clarke Holdings Corp.,
16,710	9.500%, 05/15/15	15,917
23,161	VAR, 6.000%, 05/15/15	19,455
	Iron Mountain, Inc.,
2,938	8.000%, 06/15/20	3,056
5,631	8.375%, 08/15/21	5,983
3,205	8.750%, 07/15/18	3,381
	Quebecor World Capital Corp., (Canada),
8,325	6.125%, 11/15/13 (d) (f)	499
6,815	6.500%, 08/01/27 (d) (f)	409
3,825	9.750%, 01/15/15 (c) (d) (f)	230
		79,941
	Construction & Engineering — 0.8%
32,176	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/14 (m)	32,819
	United Rentals North America, Inc.,
12,250	9.250%, 12/15/19 (m)	13,016
8,865	10.875%, 06/15/16	9,840
		55,675
	Electrical Equipment — 0.3%
	Belden, Inc.,
3,408	7.000%, 03/15/17	3,425
5,315	9.250%, 06/15/19 (e)	5,733
1,810	General Cable Corp., VAR, 2.908%, 04/01/15 (c)	1,654
5,910	International Wire Group, Inc., 9.750%, 04/15/15 (e)	5,910
		16,722
	Environmental Services — 0.1%
7,455	Casella Waste Systems, Inc., 11.000%, 07/15/14	8,145
	Industrial Conglomerates — 0.4%
28,030	JB Poindexter & Co., Inc., 8.750%, 03/15/14 (m)	27,119

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   113

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Industrial Machinery — 0.2%
3,516	Baldor Electric Co., 8.625%, 02/15/17 (m)	3,718
8,495	Severstal Columbus LLC, 10.250%, 02/15/18 (e)	8,846
		12,564
	Machinery — 0.3%
3,750	Gardner Denver, Inc., 8.000%, 05/01/13	3,820
	SPX Corp.,
5,175	6.875%, 09/01/17 (e)	5,330
1,325	7.625%, 12/15/14	1,428
12,725	Trimas Corp., 9.750%, 12/15/17 (e) (m)	13,139
		23,717
	Marine — 0.8%
11,300	American Petroleum Tankers LLC/AP Tankers Co., 10.250%, 05/01/15 (e)	11,441
12,586	Commercial Barge Line Co., 12.500%, 07/15/17 (c)	13,593
4,300	Navios Maritime Holdings, Inc., (Marshall Islands), 9.500%, 12/15/14	4,289
15,200	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17 (c) (e)	15,770
9,860	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	9,712
		54,805
	Road & Rail — 1.5%
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
5,925	7.750%, 05/15/16	5,732
27,548	9.625%, 03/15/18	28,788
	Hertz Corp. (The),
151	8.875%, 01/01/14	155
19,516	10.500%, 01/01/16 (c)	20,785
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
1,854	7.375%, 06/01/14	1,905
1,960	7.625%, 12/01/13	2,019
4,038	12.500%, 04/01/16 (m)	4,840
7,175	Kansas City Southern Railway, 8.000%, 06/01/15 (m)	7,659
	Quality Distribution LLC/QD Capital Corp.,
7,600	10.000%, 06/01/13 (f) (i)	7,600
2,325	PIK, 11.750%, 11/01/13 (c) (f) (i)	2,197
25,244	RailAmerica, Inc., 9.250%, 07/01/17	27,390
		109,070
	Total Industrials	574,213
	Information Technology — 3.7%
	Communications Equipment — 0.4%
35,025	Avaya, Inc., 9.750%, 11/01/15	33,186
	Computers & Peripherals — 0.4%
7,390	Seagate HDD Cayman, (Cayman Islands), 6.875%, 05/01/20 (e)	7,242
16,575	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16 (m)	16,824
6,400	Stratus Technologies, Inc., 12.000%, 03/29/15 (e)	5,568
		29,634
	Electronic Equipment, Instruments & Components — 0.5%
2,867	Flextronics International Ltd., (Singapore), 6.250%, 11/15/14 (c)	2,910
6,090	Intcomex, Inc., 13.250%, 12/15/14 (e)	6,440
	Sanmina-SCI Corp.,
3,008	6.750%, 03/01/13 (c)	2,978
9,630	8.125%, 03/01/16	9,702
3,200	VAR, 3.287%, 06/15/14 (e)	2,984
2,219	Smart Modular Technologies WWH, Inc., (Cayman Islands), VAR, 6.033%, 04/01/12 (f) (i)	2,152
9,527	Viasystems, Inc., 12.000%, 01/15/15 (e)	10,361
		37,527
	Electronic Manufacturing Services — 0.2%
12,358	Kemet Corp., 10.500%, 05/01/18 (e)	12,852
	Internet Software & Services — 0.2%
9,460	Equinix, Inc., 8.125%, 03/01/18	9,886
5,130	Terremark Worldwide, Inc., 12.000%, 06/15/17	5,797
		15,683
	IT Services — 0.8%
2,000	Compucom Systems, Inc., 12.500%, 10/01/15 (e)	2,102
	Fidelity National Information Services, Inc.,
2,662	7.625%, 07/15/17 (e)	2,775
2,177	7.875%, 07/15/20 (e)	2,286
	First Data Corp.,
1,080	8.875%, 08/15/20 (c) (e)	1,083
17,820	9.875%, 09/24/15	13,543
3,045	Interactive Data Corp., 10.250%, 08/01/18 (e)	3,151
7,145	Sitel LLC/Sitel Finance Corp., 11.500%, 04/01/18 (e)	5,359
10,310	Stream Global Services, Inc., 11.250%, 10/01/14	10,207

SEE NOTES TO FINANCIAL STATEMENTS.

114   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	IT Services — Continued
	SunGard Data Systems, Inc.,
2,950	9.125%, 08/15/13	3,013
1,050	10.625%, 05/15/15	1,160
	Unisys Corp.,
4,670	12.750%, 10/15/14 (e)	5,441
4,745	14.250%, 09/15/15 (e)	5,551
		55,671
	Semiconductors & Semiconductor Equipment — 1.2%
	Advanced Micro Devices, Inc.,
1,370	7.750%, 08/01/20 (e)	1,356
21,125	8.125%, 12/15/17	21,601
	Amkor Technology, Inc.,
10,090	7.375%, 05/01/18 (e)	10,064
449	9.250%, 06/01/16	475
	Freescale Semiconductor, Inc.,
8,000	9.250%, 04/15/18 (e)	8,020
9,240	10.125%, 03/15/18 (c) (e)	9,517
	NXP B.V./NXP Funding LLC, (Netherlands),
18,027	7.875%, 10/15/14 (e) (m)	18,117
1,100	9.750%, 08/01/18 (e)	1,133
11,838	VAR, 3.276%, 10/15/13 (e)	11,069
2,850	STATS ChipPAC Ltd., (Singapore), 7.500%, 08/12/15 (e)	2,964
		84,316
	Total Information Technology	268,869
	Materials — 8.1%
	Chemicals — 2.1%
3,550	Ashland, Inc., 9.125%, 06/01/17	4,056
	CF Industries, Inc.,
10,150	6.875%, 05/01/18	10,683
5,085	7.125%, 05/01/20	5,454
19,695	Chemtura Corp., 7.875%, 09/01/18 (c) (e)	20,114
19,890	LBI Escrow Corp., 8.000%, 11/01/17 (e)	21,357
45,380	Lyondell Chemical Co., 11.000%, 05/01/18	49,294
151	Nova Chemicals Corp., (Canada), 6.500%, 01/15/12	154
5,205	OXEA Finance/Cy SCA, (Luxembourg), 9.500%, 07/15/17 (e)	5,315
24,753	PolyOne Corp., 8.875%, 05/01/12 (m)	26,300
5,350	Sterling Chemicals, Inc., 10.250%, 04/01/15	5,276
3,706	Westlake Chemical Corp., 6.625%, 01/15/16 (m)	3,720
		151,723
	Construction Materials — 0.5%
20,560	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	20,560
12,600	Texas Industries, Inc., 9.250%, 08/15/20 (e)	12,820
		33,380
	Containers & Packaging — 2.0%
	Ball Corp.,
4,125	6.750%, 09/15/20	4,341
1,650	7.125%, 09/01/16	1,770
1,650	7.375%, 09/01/19	1,770
	Berry Plastics Corp.,
5,750	8.250%, 11/15/15	5,764
16,425	8.875%, 09/15/14	15,645
25,500	9.500%, 05/15/18 (e)	23,460
941	10.250%, 03/01/16 (c)	845
5,450	Berry Plastics Holding Corp., VAR, 5.276%, 02/15/15	5,096
1,500	BWAY Holding Co., 10.000%, 06/15/18 (c) (e)	1,590
12,863	Constar International, Inc., VAR, 3.751%, 02/15/12	10,933
151	Crown Americas LLC/Crown Americas Capital Corp., 7.750%, 11/15/15	157
4,275	Graphic Packaging International, Inc., 9.500%, 06/15/17	4,553
3,800	Greif, Inc., 7.750%, 08/01/19	3,990
	Owens-Brockway Glass Container, Inc.,
3,253	6.750%, 12/01/14 (m)	3,351
1,000	7.375%, 05/15/16	1,075
	Plastipak Holdings, Inc.,
5,019	8.500%, 12/15/15 (e)	5,069
8,500	10.625%, 08/15/19 (e)	9,435
6,600	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.750%, 10/15/16 (e)	6,649
20,715	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 8.500%, 05/15/18 (e)	19,886
14,910	Solo Cup Co., 8.500%, 02/15/14	12,599
5,925	Solo Cup Co./Solo Cup Operating Corp., 10.500%, 11/01/13	5,992
		143,970
	Metals & Mining — 1.4%
3,748	AK Steel Corp., 7.625%, 05/15/20	3,776
2,810	Arch Western Finance LLC, 6.750%, 07/01/13	2,824
4,376	California Steel Industries, Inc., 6.125%, 03/15/14	4,245
14,581	Essar Steel Algoma, Inc., (Canada), 9.375%, 03/15/15 (e)	14,399

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   115

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Metals & Mining — Continued
	FMG Resources August 2006 Pty Ltd., (Australia),
7,656	10.000%, 09/01/13 (e)	8,431
3,350	10.625%, 09/01/16 (e)	3,882
3,875	Gibraltar Industries, Inc., 8.000%, 12/01/15	3,710
11,550	Murray Energy Corp., 10.250%, 10/15/15 (e)	11,810
1,097	Noranda Aluminum Acquisition Corp., PIK, 5.373%, 05/15/15	861
	Novelis, Inc., (Canada),
7,244	7.250%, 02/15/15	7,262
4,500	11.500%, 02/15/15	4,950
4,154	Rain CII Carbon LLC, 11.125%, 11/15/15 (e) (f) (i)	4,248
4,500	Ryerson, Inc., 12.000%, 11/01/15	4,629
	Steel Dynamics, Inc.,
4,475	6.750%, 04/01/15	4,576
4,925	7.625%, 03/15/20 (e)	5,048
	United States Steel Corp.,
3,075	6.050%, 06/01/17	3,037
231	7.000%, 02/01/18	232
13,710	7.375%, 04/01/20	13,881
5,310	Wolverine Tube, Inc., PIK, 15.000%, 03/31/12 (d)	2,336
		104,137
	Paper & Forest Products — 2.1%
	Abitibi-Consolidated Co. of Canada, (Canada),
8,431	6.000%, 06/20/13 (d)	738
5,141	7.750%, 06/15/11 (d)	450
14,371	8.375%, 04/01/15 (d)	1,257
19,851	13.750%, 04/01/11 (d) (e)	21,886
	Abitibi-Consolidated, Inc., (Canada),
2,425	7.500%, 04/01/28 (d)	215
680	8.550%, 08/01/10 (d)	62
2,605	8.850%, 08/01/30 (d)	235
16,800	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	15,582
5,250	Boise Paper Holdings LLC/Boise Co.-Issuer Co., 8.000%, 04/01/20	5,342
4,150	Bowater Canada Finance Corp., (Canada), 7.950%, 11/15/11 (d)	1,385
	Cascades, Inc., (Canada),
6,710	7.750%, 12/15/17	6,911
4,000	7.875%, 01/15/20	4,110
	Domtar Corp.,
2,015	7.125%, 08/15/15	2,146
191	7.875%, 10/15/11	202
5,377	10.750%, 06/01/17	6,627
	Georgia-Pacific LLC,
4,400	7.000%, 01/15/15 (e)	4,554
8,090	7.125%, 01/15/17 (e)	8,535
151	8.125%, 05/15/11	155
3,800	8.250%, 05/01/16 (e)	4,161
61,532	NewPage Corp., 11.375%, 12/31/14 (c)	49,995
6,810	P.H. Glatfelter Co., 7.125%, 05/01/16 (e)	6,853
3,970	PE Paper Escrow GmbH, (Austria), 12.000%, 08/01/14 (e)	4,481
3,200	Potlatch Corp., 7.500%, 11/01/19	3,168
	Smurfit-Stone Container Enterprises, Inc.,
25,818	8.000%, 03/15/17 (d)	868
19,431	8.375%, 07/01/12 (d)	654
1,050	Verso Paper Holdings LLC/Verso Paper, Inc., 11.500%, 07/01/14	1,108
		151,680
	Total Materials	584,890
	Telecommunication Services — 6.8%
	Diversified Telecommunication Services — 3.5%
	Cincinnati Bell, Inc.,
37	7.000%, 02/15/15	36
7,125	8.250%, 10/15/17	6,982
4,840	8.750%, 03/15/18	4,622
	Clearwire Communications LLC/Clearwire Finance, Inc.,
50,823	12.000%, 12/01/15 (e)	50,823
6,000	12.000%, 12/01/15 (e)	6,015
	Frontier Communications Corp.,
6,340	7.125%, 03/15/19	6,245
3,945	7.875%, 04/15/15	4,162
800	8.125%, 10/01/18	848
775	8.250%, 05/01/14	837
3,945	8.250%, 04/15/17	4,172
13,095	8.500%, 04/15/20	13,897
3,945	8.750%, 04/15/22	4,162
2,965	Global Crossing Ltd., (Bermuda), 12.000%, 09/15/15	3,291
	Level 3 Financing, Inc.,
300	8.750%, 02/15/17	254
33,483	9.250%, 11/01/14 (m)	29,507
12,105	10.000%, 02/01/18	10,441
14,015	PAETEC Holding Corp., 8.875%, 06/30/17 (m)	14,505
	Qwest Communications International, Inc.,
17,455	7.125%, 04/01/18 (e) (m)	18,153

SEE NOTES TO FINANCIAL STATEMENTS.

116   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
2,500	7.500%, 02/15/14	2,547
4,115	8.000%, 10/01/15 (e)	4,424
	Qwest Corp.,
10,000	6.500%, 06/01/17 (m)	10,737
1,000	7.500%, 10/01/14 (m)	1,114
13,125	7.625%, 06/15/15 (m)	14,733
1,000	8.375%, 05/01/16	1,165
2,400	8.875%, 03/15/12	2,640
	Windstream Corp.,
500	7.000%, 03/15/19	485
8,200	7.875%, 11/01/17	8,323
10,025	8.125%, 08/01/13 (m)	10,689
10,190	8.125%, 09/01/18 (e)	10,369
3,950	8.625%, 08/01/16	4,078
		250,256
	Wireless Telecommunication Services — 3.3%
6,160	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	6,714
	Cricket Communications, Inc.,
4,810	7.750%, 05/15/16	4,967
16,820	9.375%, 11/01/14 (c)	17,030
3,720	Crown Castle International Corp., 9.000%, 01/15/15	4,036
4,270	iPCS, Inc., VAR, 2.591%, 05/01/13	3,993
	MetroPCS Wireless, Inc.,
33,845	9.250%, 11/01/14 (m)	35,199
225	9.250%, 11/01/14	234
46,700	Nextel Communications, Inc., 7.375%, 08/01/15 (m)	46,233
	NII Capital Corp.,
19,530	8.875%, 12/15/19	21,092
7,455	10.000%, 08/15/16	8,359
3,250	NII Holdings, Inc., 3.125%, 06/15/12	3,144
1,025	SBA Telecommunications, Inc., 8.250%, 08/15/19	1,112
	Sprint Nextel Corp.,
67,435	6.000%, 12/01/16 (m)	62,968
5,425	8.375%, 08/15/17 (c)	5,601
	Wind Acquisition Finance S.A., (Luxembourg),
10,915	11.750%, 07/15/17 (e)	12,007
7,827	PIK, 12.250%, 07/15/17 (e)	8,101
		240,790
	Total Telecommunication Services	491,046
	Utilities — 3.7%
	Electric Utilities — 0.2%
1,200	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	1,254
2,500	PNM Resources, Inc., 9.250%, 05/15/15	2,678
8,000	Public Service Co. of New Mexico, 7.950%, 05/15/18	8,780
		12,712
	Gas Utilities — 0.0% (g)
1,627	Copano Energy LLC/Copano Energy Finance Corp., 8.125%, 03/01/16	1,643
	Independent Power Producers & Energy Traders — 3.3%
	AES Eastern Energy LP,
2,150	9.000%, 01/02/17	2,204
15,145	9.670%, 01/02/29	16,357
8,275	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	8,689
10,011	Calpine Corp., 7.250%, 10/15/17 (e)	9,986
5,075	Calpine Generating Co. LLC, HB, 4,823.931%, 04/01/11 (d)	698
	Dynegy Holdings, Inc.,
12,200	7.125%, 05/15/18 (m)	7,808
3,900	7.500%, 06/01/15	2,983
151	8.375%, 05/01/16	113
3,000	8.750%, 02/15/12	2,970
34,441	Dynegy Roseton/Danskammer Pass-Through Trust, 7.670%, 11/08/16 (m)	31,341
	Edison Mission Energy,
11,102	7.000%, 05/15/17	7,577
33,656	7.200%, 05/15/19 (m)	22,381
151	7.500%, 06/15/13 (c)	138
17,038	7.750%, 06/15/16 (m)	12,544
828	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	804
	Homer City Funding LLC,
4,757	8.137%, 10/01/19	4,352
4,249	8.734%, 10/01/26	3,675
10,774	Midwest Generation LLC, 8.560%, 01/02/16	10,505
7,130	Mirant Americas Generation LLC, 8.500%, 10/01/21 (c)	6,435
4,070	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.875%, 06/01/16 (e)	4,396
	NRG Energy, Inc.,
6,725	7.250%, 02/01/14 (c)	6,860

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   117

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Independent Power Producers & Energy Traders — Continued
8,050	7.375%, 02/01/16	8,110
13,325	7.375%, 01/15/17 (m)	13,425
11,050	8.500%, 06/15/19	11,354
2,332	Ormat Funding Corp., 8.250%, 12/30/20 (m)	2,180
	RRI Energy, Inc.,
14,004	6.750%, 12/15/14 (m)	14,144
10,780	7.625%, 06/15/14 (m)	10,591
2,600	7.875%, 06/15/17 (m)	2,399
13,903	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15 (c)	8,863
		233,882
	Multi-Utilities — 0.0% (g)
650	Energy Future Holdings Corp., 10.875%, 11/01/17 (c)	387
1,690	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	1,624
		2,011
	Multi-Utilities & Unregulated Power — 0.2%
14,950	Calpine Corp., 7.875%, 07/31/20 (e)	14,987
	Total Utilities	265,235
	Total Corporate Bonds (Cost $5,629,914)	5,923,410

SHARES
Common Stocks — 1.8%
	Consumer Discretionary — 0.1%
	Leisure Equipment & Products — 0.1%
458	New True Temper Holdings Corp., Inc. (a) (f) (i)	3,666
	Media — 0.0% (g)
252	Dex One Corp. (a)	2,147
32	SuperMedia, Inc. (a)	287
		2,434
	Textiles, Apparel & Luxury Goods — 0.0%
228	Broder Brothers Co. (a) (f) (i)	—
66	WestPoint International, Inc. (a) (f) (i)	—
		—
	Total Consumer Discretionary	6,100
	Consumer Staples — 0.1%
	Food Products — 0.0% (g)
585	Eurofresh, Inc., ADR (a) (f) (i)	760
	Household Products — 0.1%
153	Spectrum Brands Holdings, Inc. (a) (c)	3,895
	Total Consumer Staples	4,655
	Industrials — 0.0% (g)
	Commercial Services & Supplies — 0.0% (g)
22	Quad/Graphics, Inc. (a)	947
	Road & Rail — 0.0% (g)
49	Quality Distribution, Inc. (a)	230
	Total Industrials	1,177
	Information Technology — 0.1%
	Computers & Peripherals — 0.0%
575	Stratus Technologies, Inc., ADR (a) (f) (i)	—
	IT Services — 0.0% (g)
92	Unisys Corp. (a) (f) (i)	1,542
	Semiconductors & Semiconductor Equipment — 0.1%
2,602	MagnaChip Semiconductor S.A., ADR (a) (f) (i)	2,458
1,884	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., ADR, (Luxembourg) (a) (f) (i)	1,781
		4,239
	Total Information Technology	5,781
	Materials — 1.5%
	Chemicals — 1.1%
2,024	LyondellBasell Industries N.V., (Netherlands), Class A (a)	41,497
1,855	LyondellBasell Industries N.V., (Netherlands), Class B (a)	38,013
		79,510
	Construction Materials — 0.1%
399	U.S. Concrete, Inc. (a) (f)	3,982
	Containers & Packaging — 0.0% (g)
174	Constar International, Inc. (a)	916
	Paper & Forest Products — 0.3%
1,425	Smurfit-Stone Container Corp. (a)	24,461
	Total Materials	108,869
	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
1	AboveNet, Inc. (a)	67
1	XO Holdings, Inc. (a)	1
	Total Telecommunication Services	68
	Utilities — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
7	Mirant Corp. (a)	66
	Total Common Stocks (Cost $140,341)	126,716

SEE NOTES TO FINANCIAL STATEMENTS.

118   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — 0.3%
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
77	Spanish Broadcasting System, Inc. (a) (f) (i)	—	(h)
1	Spanish Broadcasting System, Inc., PIK, 10.750%, 10/15/10 (a) (f) (i) (x)	617
	Total Consumer Discretionary	617
	Consumer Staples — 0.0% (g)
	Food Products — 0.0% (g)
1	Eurofresh, Inc., ADR (a) (f) (i)	817
	Financials — 0.3%
	Commercial Banks — 0.2%
112	CoBank ACB, 7.000%, 10/04/10 (e) (f) (i) (x)	5,103
161	CoBank ACB, Series D, 11.000%, 10/01/14 (f) (i) (x)	8,890
		13,993
	Consumer Finance — 0.1%
150	Ford Motor Credit Co. LLC, 7.375%, 10/15/31	3,686
150	Ford Motor Credit Co. LLC, 7.600%, 03/01/32	3,682
		7,368
	Total Financials	21,361
	Information Technology — 0.0%
	Computers & Peripherals — 0.0%
131	Stratus Technologies, Inc., ADR (a) (f) (i)	—
	Total Preferred Stocks (Cost $27,611)	22,795

PRINCIPAL AMOUNT($)
Loan Participations & Assignments — 12.1%
	Consumer Discretionary — 5.9%
	Auto Components — 0.1%
	Remy, 1st Lien Term Loan,
5,958	5.898%, 12/06/13	5,883
252	6.033%, 12/06/13	249
2,979	6.038%, 12/06/13	2,941
1,690	Remy, 2nd Lien Term Loan, 9.037%, 06/06/14	1,686
		10,759
	Automobiles — 0.7%
	Ford Motor Co., Term Loan B,
22,613	3.030%, 12/15/13	21,705
2,670	3.030%, 12/15/13	2,566
25,092	3.030%, 12/15/13	24,118
		48,389
	Broadcasting & Cable TV — 0.0% (g)
2,000	CCO Holdings LLC, 3rd Lien Term Loan, 2.759%, 09/06/14	1,834
	Diversified Consumer Services — 0.1%
	Ati Acquisition Co., Term Loan B,
5,342	8.250%, 12/31/14	5,155
24	8.250%, 12/31/14	23
		5,178
	Gaming — 1.2%
	CCM Merger, Inc., Term Loan B,
11,862	8.500%, 07/13/12	11,690
1,192	8.500%, 07/13/12	1,175
2,464	Fontainebleau Las Vegas, Delayed Draw Term Loan B, 4.316%, 06/06/14 (d)	474
4,929	Fontainebleau Las Vegas, Initial Term Loan, 4.527%, 06/06/14 (d)	948
43,777	Harrah’s Operating Co., Inc., Term B-2 Loan, 3.498%, 01/28/15	37,534
9,750	HSP Gaming, LP, Term Loan, 11.250%, 09/23/14	9,372
14,707	MGM Resorts International, Class D Loan, 6.000%, 10/03/11	14,165
	Venetian Macau, Delayed Draw Project Term Loan,
871	5.040%, 05/25/12	855
124	5.040%, 05/25/12	121
1,896	Venetian Macau, Incremental Term Loan, 5.040%, 05/25/13	1,865
6,716	Venetian Macau, Term B Funded Project Loan, 5.040%, 05/25/13	6,607
		84,806
	Hotels, Restaurants & Leisure — 0.2%
37	Outback Steakhouse, Inc., Prefunded RC Commitment, 2.875%, 06/14/13	33
	Outback Steakhouse, Prefunded RC Commitment,
318	0.356%, 06/14/13	281
200	2.875%, 06/14/13	177
	Outback Steakhouse, Term Loan B,
37	2.563%, 06/14/13	33
31	2.688%, 06/14/13	28
8,667	2.875%, 06/14/14	7,663
4,500	Wendy’s/Arby’s Group, Inc., 5.000%, 05/24/17	4,508
		12,723

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   119

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
		Media — 2.5%
6,257		Cengage Learning Acquisitions, Term Loan, 3.030%, 07/03/14	5,534
32,093		Clear Channel Communications, Inc., Term Loan B, 3.910%, 01/29/16	25,542
		Dex Media West, New Term Loan,
1,728		7.000%, 10/24/14	1,500
278		7.500%, 10/24/14	241
1,655		7.500%, 10/24/14	1,436
		Entercom Radio LLC, Term Loan A,
15,875		2.260%, 06/30/12	15,062
499		4.250%, 06/30/12	473
4,671		High Plains Broadcasting Operating Co. LLC, Term Loan, 9.000%, 09/14/16	4,579
39,404		Idearc, Inc., Exit Term Loan, 11.000%, 12/31/15	31,407
		Media General, Inc., Term Loan,
2,062		4.526%, 03/29/13	1,859
5,828		4.549%, 03/29/13	5,255
17,824		Newport Television LLC, Term Loan, 9.000%, 09/14/16	17,472
9,440		Newsday, Fixed Rate Term Loan, 10.500%, 08/01/13	10,018
		R.H. Donnelley, Inc., Exit Term Loan,
1,920		9.000%, 10/24/14	1,649
14,326		9.000%, 10/24/14	12,304
15,141		9.000%, 10/24/14	13,004
		Univision Communications, Inc., 1st Lien Term Loan,
1,594		2.510%, 09/29/14	1,367
39,693		2.510%, 09/29/14	34,041
			182,743
		Multiline Retail — 0.0% (g)
		Neiman Marcus Group, Inc., Term Loan,
482		2.295%, 04/26/13	458
938		2.295%, 04/26/13	891
			1,349
		Specialty Retail — 0.5%
		Burlington Coat Factory, Term Loan B,
5,199		2.540%, 05/28/13	4,930
4,525		2.660%, 05/28/13	4,291
		General Nutrition Centers, Inc., Term Loan B,
2,305		2.520%, 09/16/13	2,187
589		2.520%, 09/16/13	559
4,738		2.790%, 09/16/13	4,495
		Gentek, Tranche B Term Loan,
226		7.000%, 10/29/14	226
—	(h)	7.000%, 10/29/14	—	(h)
		Michael Foods Group, Inc., Term Loan B,
3,392		6.250%, 06/29/16	3,405
9		6.250%, 06/29/16	8
		Michael’s Stores, Term B-1 Loan,
1,352		2.625%, 10/31/13	1,278
472		2.625%, 10/31/13	447
2,301		Zero Coupon, 10/31/13	2,174
47		2.750%, 10/31/13	44
1,542		2.813%, 10/31/13	1,458
		Michael’s Stores, Term B-2 Loan,
2,049		4.875%, 07/31/16	1,980
407		4.875%, 07/31/16	393
3,096		4.938%, 07/31/16	2,992
63		5.000%, 07/31/16	61
2,076		5.063%, 07/31/16	2,005
			32,933
		Textiles, Apparel & Luxury Goods — 0.6%
		Claire’s Stores, Term Loan B,
140		3.010%, 05/29/14	120
46,574		3.049%, 05/29/14	39,896
7,698		3.225%, 05/29/14	6,594
			46,610
		Total Consumer Discretionary	427,324
		Consumer Staples — 0.2%
		Food & Staples Retailing — 0.0% (g)
2,214		Rite Aid Corp., Term Loan 3, 6.000%, 06/04/14	2,137
		Rite Aid Corp., Tranche 2 Term Loan,
317		2.020%, 06/04/14	283
337		2.020%, 06/04/14	301
335		2.050%, 06/04/14	299
			3,020
		Food Products — 0.2%
4,439		Bolthouse Farms, 1st Lien Term Loan, 5.500%, 02/11/16	4,421
		Dole Food Co., Term Loan B,
2,071		5.000%, 03/02/17	2,072
183		5.500%, 03/02/17	183
		Dole Food Co., Term Loan C,
5,365		5.000%, 03/02/17	5,368
232		5.500%, 03/02/17	232
			12,276
		Total Consumer Staples	15,296

SEE NOTES TO FINANCIAL STATEMENTS.

120   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
5,500	Big West Oil, Term Loan B, 12.000%, 01/22/15	5,576
	Financials — 1.8%
	Consumer Finance — 0.2%
14,200	American General Finance Corp., Term Loan B, 7.250%, 04/21/15	13,995
	Diversified Financial Services — 1.0%
32,759	Capmark Financial Group, Term Roll-Up Certified Tranche, 4.750%, 03/23/11	26,971
63,370	Capmark Financial Group, U.S. Term Loan, 3.250%, 03/23/13	22,640
7,575	Capmark Financial Group, Unsecured Bridge Loan, 5.250%, 03/23/13	2,626
	Checksmart Financial Co., Term Loan B,
1,370	2.800%, 05/01/12 (f) (i)	758
2,833	2.990%, 05/01/12 (f) (i)	1,568
	CIT Group, Inc., Tranche 3 Term Loan,
835	6.250%, 07/27/15	832
417	6.250%, 07/27/15	416
1,520	6.250%, 07/27/15	1,516
1,049	6.250%, 07/27/15	1,046
4,435	6.250%, 07/27/15	4,422
1,362	6.250%, 07/27/15	1,358
3,206	6.250%, 07/27/15	3,197
2,850	International Lease Corp., 6.750%, 03/17/15	2,872
		70,222
	Insurance — 0.0% (g)
956	HMSC Corp., 1st Lien Term Loan, 2.510%, 04/03/14 (f) (i)	758
993	USI Holdings Corp., Term Loan, 7.000%, 05/04/14	956
		1,714
	Real Estate Investment Trusts (REITs) — 0.5%
30,356	General Growth Properties, Inc., Revolver, Term Loan, 5.250%, 2/24/10 (a) (d)	31,865
	Thrift & Mortgage Finance — 0.1%
10,195	Ocwen Financial Corp., 9.000%, 07/29/15	10,195
	Total Financials	127,991
	Health Care — 0.0% (g)
	Health Care Equipment & Supplies — 0.0% (g)
939	Carestream Health, Inc., 1st Lien Term Loan, 2.260%, 04/30/13	893
	Health Care Providers & Services — 0.0% (g)
1,646	Vanguard Health Systems, Term Loan B, 5.000%, 01/15/16	1,624
	Total Health Care	2,517
	Industrials — 0.6%
	Airlines — 0.1%
993	Delta Air Lines, Inc., Senior Secured Term Loan, 8.750%, 09/30/13	1,000
	Delta Airlines, Inc., 1st Lien Credit Linked Deposit,
667	2.244%, 04/30/12	637
78	2.260%, 04/30/12	74
4,299	2.279%, 04/30/12	4,107
		5,818
	Building Products — 0.1%
	Jacuzzi Brands, Inc., 1st Lien Term Loan B,
13	2.639%, 02/07/14	10
6,180	2.725%, 02/07/14	5,017
561	Jacuzzi Brands, Inc., 1st Lien, Synthetic Credit Facility, 0.433%, 02/07/14	456
		5,483
	Commercial Services & Supplies — 0.3%
	Clarke American Corp., Term Loan B,
10,783	2.760%, 06/30/14	9,289
9,846	2.760%, 06/30/14	8,482
5,348	2.760%, 06/30/14	4,607
4,341	3.033%, 06/30/14	3,740
		26,118
	Construction & Engineering — 0.0% (g)
1,704	Rental Service Corp., 2nd Lien Term Loan, 4.040%, 11/30/13	1,630
	Electrical Equipment — 0.1%
	Generac Power Systems, Term Loan B,
5,913	2.812%, 11/10/13	5,446
2,044	3.033%, 11/10/13	1,882
		7,328
	Total Industrials	46,377
	Information Technology — 0.8%
	Communications Equipment — 0.2%
15,874	Avaya, Inc., Term Loan B, 3.058%, 10/26/14	13,849
	Computers & Peripherals — 0.0% (g)
3,197	Stratus Technologies, Inc., 2nd Lien Term Loan, 5.310%, 06/30/15 (f) (i)	1,887

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   121

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
		Electronic Equipment, Instruments & Components — 0.0% (g)
1,335		Isola Group S.A.R.L., 1st Lien Term Loan, 11.000%, 12/18/12 (d) (f) (i)	1,328
750		Isola Group S.A.R.L., 2nd Lien Term Loan, 17.750%, 12/18/13 (d) (f) (i)	694
			2,022
		Internet Software & Services— 0.1%
		Savvis, Inc., Term Loan B,
5,945		6.750%, 08/04/16	5,870
55		7.250%, 08/04/16	54
			5,924
		IT Services — 0.4%
1,344		CompuCom Systems, Term Loan, 3.770%, 08/23/14 (f) (i)	1,281
		First Data Corp., Initial Tranche B-1 Term Loan,
191		3.010%, 09/24/14	163
3,930		3.014%, 09/24/14	3,352
119		3.014%, 09/24/14	102
		First Data Corp., Initial Tranche B-3,
1,104		3.010%, 09/24/14	941
23,385		3.014%, 09/24/14	19,947
2,000		Interactive Data Corp., 6.750%, 01/29/17	2,011
		Transaction Network Services, Initial Term Loan,
4,129		6.000%, 12/01/15	4,114
68		6.000%, 12/01/15	67
			31,978
		Semiconductors & Semiconductor Equipment — 0.1%
5,248		Freescale Semiconductor, Inc., Extended Term Loan, 4.562%, 11/29/13	4,697
		Total Information Technology	60,357
		Materials — 1.0%
		Chemicals — 0.4%
7,185		Cristal Inorganic Chemicals (Millennium), 1st Lien Term Loan, 2.783%, 05/15/14	6,763
4,500		Cristal Inorganic Chemicals (Millennium), 2nd Lien Term Loan, 6.283%, 11/14/14 (f) (i)	4,110
5,848		Momentive Performance Materials, Inc., Tranche B-1 Term Loan, 2.563%, 12/04/13	5,492
		Styron LLC, Term Loan,
8,327		7.500%, 07/10/16	8,393
83		7.500%, 07/10/16	83
		Texas PetroChemicals LP, Incremental Term Loan,
244		2.875%, 06/27/13	228
242		3.125%, 06/27/13	226
		Texas PetroChemicals LP, Term Loan B,
718		2.875%, 06/27/13	671
721		3.125%, 06/27/13	675
			26,641
		Containers & Packaging — 0.1%
		Berry Plastics Holding, Term Loan C,
4		2.318%, 04/03/15	3
1,477		2.376%, 04/03/15	1,348
		Reynolds Group Holdings, Term Loan,
924		6.250%, 05/06/16	920
4,492		6.250%, 05/06/16	4,468
			6,739
		Diversified Manufacturing — 0.1%
10,915		BOC Edwards, 1st Priority Lien, 2.260%, 05/31/14	9,833
		Paper & Forest Products — 0.4%
27,943		Abitibi, Inc., Term Loan, 11.000%, 03/31/12	27,093
1,500		Smurfit-Stone Container Corp., 02/22/16	1,503
			28,596
		Total Materials	71,809
		Telecommunication Services — 0.5%
		Diversified Telecommunication Services — 0.5%
		Cincinnati Bell, Inc., Term Loan B,
1,792		6.500%, 06/11/17	1,784
5,430		6.500%, 06/11/17	5,405
		Level 3 Communications, Tranche A Term Loan,
6,086		2.529%, 03/13/14	5,446
15,214		2.777%, 03/13/14	13,617
1,000		Level 3 Communications, Tranche B Term Loan, 11.500%, 03/13/14	1,079
2,494		Telecordia, Term Loan, 6.750%, 04/30/16	2,503
3,261		Time Warner Telecom, Term Loan B, 2.020%, 01/07/13	3,142
			32,976
		Wireless Telecommunication Services — 0.0% (g)
—	(h)	MetroPCS Wireless, Inc., Term Loan B, 2.500%, 11/03/13	—	(h)
		Total Telecommunication Services	32,976

SEE NOTES TO FINANCIAL STATEMENTS.

122   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
	Utilities — 1.2%
	Independent Power Producers & Energy Traders — 1.2%
21,249	Calpine Corp., 1st Priority Lien, 3.415%, 03/29/14	20,295
12,000	New Development (Calpine), Term Loan, 7.000%, 07/03/17	12,120
3,520	NRG Energy, Inc. (Opco), Credit-Linked Deposit Letter of Credit, 2.000%, 02/01/13	3,425
5,310	NRG Energy, Inc. (Opco), Term Loan B, 2.033%, 02/01/13	5,162
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-1 Term Loan,
972	3.795%, 10/10/14	737
5	4.033%, 10/10/14	4
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan,
729	3.793%, 10/10/14	553
164	3.795%, 10/10/14	124
10	4.033%, 10/10/14	8
1,044	4.066%, 10/10/14	791
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-3 Term Loan,
49,557	3.795%, 10/10/14	37,444
235	4.033%, 10/10/14	178
5,500	TPF Generation Holdings LLC, 2nd Lien Term Loan, 4.783%, 12/15/14	4,960
	Total Utilities	85,801
	Total Loan Participations & Assignments (Cost $854,211)	876,024

NUMBER OF RIGHTS
Rights — 0.0%
Consumer Discretionary — 0.0%
Textiles, Apparel & Luxury Goods — 0.0%
59	WestPoint International, Inc., expiring 06/08/18 (a) (f) (i)	—
Materials — 0.0%
Paper & Forest Products — 0.0%
1,912	Abitibi-Consolidated Co. of Canada, (Canada), expiring 09/10/10 (a) (f) (i)	—
253	Abitibi-Consolidated, Inc., (Canada), expiring 09/10/10 (a) (f) (i)	—
	Total Materials	—
	Total Rights (Cost $—)	—

NUMBER OF WARRANTS		SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0% (g)
		Telecommunication Services — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
—	(h)	AboveNet, Inc., Class W, expiring 09/08/10 (Strike Price $24.00) (a) (f) (i) (Cost $—)	9

SHARES
Short-Term Investment — 2.8%
Investment Company — 2.8%
199,194	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.190% (b) (l) (Cost $199,194)	199,194

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 3.1%
	Asset-Backed Securities — 0.0% (g)
407	GSAA Trust, Series 2005-15, Class 2A1, VAR, 0.354%, 01/25/36	395
570	GSAA Trust, Series 2006-3, Class A1, VAR, 0.334%, 03/25/36	422
		817

SHARES
	Investment Company — 3.1%
227,109	JPMorgan Prime Money Market Fund, Capital Shares, 0.200%, 09/01/10 (b) (l)	227,109
	Total Investments of Cash Collateral for Securities on Loan (Cost $228,086)	227,926
	Total Investments — 102.3% (Cost $7,088,924)	7,384,841
	Liabilities in Excess of Other Assets — (2.3)%	(166,280)
	NET ASSETS — 100.0%	$7,218,561

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   123

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 12.2%
3,249	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 4.460%, 01/25/34	2,379
2,080	Ameriquest Mortgage Securities, Inc., Series 2003-7, Class M1, VAR, 1.539%, 08/25/33	1,739
	Amortizing Residential Collateral Trust,
91	Series 2002-BC4, Class A, VAR, 0.844%, 07/25/32	70
1,757	Series 2002-BC6, Class M1, VAR, 1.389%, 08/25/32	998
4,654	Series 2002-BC9, Class M1, VAR, 1.914%, 12/25/32	3,297
	Amresco Residential Securities Mortgage Loan Trust,
330	Series 1997-2, Class M1A, VAR, 0.819%, 06/25/27	309
1,413	Series 1998-1, Class M1A, VAR, 0.909%, 01/25/28	1,188
1,729	Series 1998-3, Class M1A, VAR, 0.894%, 09/25/28	1,266
1,904	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M2, VAR, 2.026%, 12/15/33	1,611
	Bear Stearns Asset Backed Securities Trust,
3,110	Series 2003-SD1, Class A, VAR, 0.714%, 12/25/33	2,730
9,348	Series 2005-CL1, Class M1, VAR, 0.894%, 09/25/34 (f)	467
2,860	Series 2005-HE1, Class M2, VAR, 1.094%, 01/25/35 (f)	1,484
1,275	BNC Mortgage Loan Trust, Series 2007-2, Class A2, VAR, 0.364%, 05/25/37	1,134
454	Centex Home Equity, Series 2002-A, Class MV1, VAR, 1.114%, 01/25/32	242
1,500	CitiFinancial Auto Issuance Trust, Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	1,525
	Countrywide Asset-Backed Certificates,
219	Series 2002-1, Class A, VAR, 0.824%, 08/25/32	130
203	Series 2002-BC1, Class A, VAR, 0.924%, 04/25/32	113
257	Series 2002-BC2, Class A, VAR, 0.804%, 04/25/32	121
61	Series 2003-BC2, Class 2A1, VAR, 0.864%, 06/25/33	48
2,131	Series 2003-BC5, Class M1, VAR, 1.314%, 09/25/33	863
606	Series 2004-2, Class M4, VAR, 1.264%, 03/25/34	351
727	Series 2004-S1, Class M2, SUB, 5.084%, 02/25/35	591
	Countrywide Home Equity Loan Trust,
1,886	Series 2004-A, Class A, VAR, 0.496%, 04/15/30	1,209
1,166	Series 2005-E, Class 2A, VAR, 0.496%, 11/15/35	617
5,144	Series 2005-M, Class A1, VAR, 0.516%, 02/15/36	2,191
	First Franklin Mortgage Loan Asset Backed Certificates,
244	Series 2002-FF1, Class M1, VAR, 1.314%, 04/25/32	111
1,661	Series 2002-FF4, Class M1, VAR, 1.839%, 02/25/33	528
702	Series 2003-FFH1, Class M2, VAR, 2.889%, 09/25/33	54
703	Series 2004-FF8, Class M4, VAR, 1.334%, 10/25/34	90
855	Ford Credit Auto Owner Trust, Series 2006-C, Class A4A, 5.150%, 02/15/12	868
3,580	Fremont Home Loan Trust, Series 2005-C, Class M2, VAR, 0.754%, 07/25/35	2,272
715	Greenpoint Mortgage Funding Trust, Series 2005-HE3, Class A, VAR, 0.456%, 09/15/30	268
1,500	Harley-Davidson Motorcycle Trust, Series 2009-2, Class A4, 3.320%, 02/15/17	1,558
1,278	Household Automotive Trust, Series 2006-1, Class A4, 5.520%, 03/18/13	1,280
467	Irwin Home Equity Corp., Series 2004-1, Class 1A1, VAR, 0.904%, 12/25/24	228
123	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.000%, 05/25/28	123
1,440	Long Beach Mortgage Loan Trust, Series 2004-1, Class M3, VAR, 1.314%, 02/25/34	1,250
	Morgan Stanley ABS Capital I,
2,671	Series 2003-NC6, Class M1, VAR, 1.464%, 06/25/33	2,324
7,500	Series 2005-WMC4, Class M5, VAR, 0.914%, 04/25/35 (f)	3,000
347	New Century Home Equity Loan Trust, Series 2003-5, Class AII, VAR, 0.664%, 11/25/33	210
1,523	Option One Mortgage Loan Trust, Series 2002-4, Class M1, VAR, 1.164%, 07/25/32	1,288
501	Residential Asset Mortgage Products, Inc., Series 2003-RS2, Class AII, VAR, 0.944%, 03/25/33	309
	Residential Asset Securities Corp.,
650	Series 2003-KS4, Class MI2, SUB, 5.010%, 06/25/33	161
521	Series 2005-EMX4, Class A2, VAR, 0.524%, 11/25/35	510

SEE NOTES TO FINANCIAL STATEMENTS.

124   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
	Residential Funding Mortgage Securities II, Inc.,
878	Series 2001-HI2, Class AI7, SUB, 6.940%, 04/25/26	805
866	Series 2001-HI4, Class A7, SUB, 6.740%, 10/25/26	708
224	Series 2003-HS1, Class AII, VAR, 0.554%, 12/25/32	170
168	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, VAR, 0.964%, 04/25/33	142
194	Structured Asset Securities Corp., Series 2002-HF1, Class A, VAR, 0.554%, 01/25/33	153
	Total Asset-Backed Securities (Cost $77,055)	45,083
Collateralized Mortgage Obligations — 47.6%
	Agency CMO — 22.8%
1,189	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 1, Class S, IF, IO, 8.649%, 10/25/22	213
	Federal Home Loan Mortgage Corp. REMICS,
32	Series 1071, Class F, VAR, 1.263%, 04/15/21	32
45	Series 1343, Class LA, 8.000%, 08/15/22	53
36	Series 1370, Class JA, VAR, 1.462%, 09/15/22	36
31	Series 1379, Class W, VAR, 2.240%, 10/15/22	31
9	Series 1508, Class KA, VAR, 2.397%, 05/15/23	9
33	Series 1607, Class SA, IF, 18.296%, 10/15/13	38
564	Series 1689, Class M, PO, 03/15/24	504
233	Series 1771, Class PK, 8.000%, 02/15/25	276
440	Series 1974, Class ZA, 7.000%, 07/15/27	509
77	Series 1981, Class Z, 6.000%, 05/15/27	84
3	Series 2006, Class I, IO, 8.000%, 10/15/12	—	(h)
312	Series 2033, Class PR, PO, 03/15/24	280
47	Series 2261, Class ZY, 7.500%, 10/15/30	55
20	Series 2289, Class NA, VAR, 11.816%, 05/15/20	22
164	Series 2338, Class FN, VAR, 0.776%, 08/15/28	165
333	Series 2416, Class SA, IF, 15.061%, 02/15/32	421
214	Series 2416, Class SH, IF, 15.456%, 02/17/32	290
79	Series 2477, Class FZ, VAR, 0.826%, 06/15/31	80
485	Series 2628, Class IP, IO, 4.500%, 10/15/16	1
4,937	Series 2649, Class FK, VAR, 0.826%, 07/15/33	4,925
1,614	Series 2661, Class FG, VAR, 0.726%, 03/15/17	1,619
1,945	Series 3085, Class VS, HB, IF, 27.616%, 12/15/35	3,095
4,196	Series 3300, Class FA, VAR, 0.576%, 08/15/35	4,186
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
114	Series T-51, Class 1APO, PO, 09/25/42	95
1,631	Series T-54, Class 4A, VAR, 4.303%, 02/25/43	1,726
	Federal National Mortgage Association Grantor Trust,
947	Series 2001-T8, Class A1, 7.500%, 07/25/41	1,114
2,213	Series 2002-T6, Class A4, VAR, 4.253%, 03/25/41	2,307
	Federal National Mortgage Association Interest STRIPS,
3,117	Series 343, Class 23, IO, 4.000%, 10/01/18	310
4,502	Series 343, Class 27, IO, 4.500%, 01/01/19	426
	Federal National Mortgage Association REMICS,
44	Series 1988-15, Class B, VAR, 0.831%, 06/25/18	44
6	Series 1989-77, Class J, 8.750%, 11/25/19	7
2	Series 1989-89, Class H, 9.000%, 11/25/19	2
129	Series 1990-64, Class Z, 10.000%, 06/25/20	157
304	Series 1990-145, Class A, VAR, 1.492%, 12/25/20 (m)	307
159	Series 1991-142, Class PL, 8.000%, 10/25/21	189
183	Series 1991-156, Class F, VAR, 1.581%, 11/25/21	188
1	Series 1992-91, Class SQ, HB, IF, 9,228.750%, 05/25/22	150
399	Series 1992-112, Class GB, 7.000%, 07/25/22	453
9	Series 1992-154, Class SA, IF, IO, 5.400%, 08/25/22	2
158	Series 1992-200, Class FK, VAR, 3.097%, 11/25/22	164
169	Series 1993-27, Class S, IF, 9.329%, 02/25/23	187
333	Series 1993-110, Class H, 6.500%, 05/25/23	375
40	Series 1993-119, Class H, 6.500%, 07/25/23	45
328	Series 1993-146, Class E, PO, 05/25/23	292
150	Series 1993-165, Class FH, VAR, 1.431%, 09/25/23	153
734	Series 1993-179, Class FM, VAR, 3.047%, 10/25/23	757
87	Series 1997-74, Class E, 7.500%, 10/20/27	102
1,656	Series 2001-9, Class F, VAR, 0.522%, 02/17/31	1,653
521	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	90
2,414	Series 2002-77, Class FY, VAR, 0.664%, 12/25/17	2,421

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   125

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,873	Series 2003-17, Class FN, VAR, 0.564%, 03/25/18	3,874
179	Series 2003-21, Class FK, VAR, 0.664%, 03/25/33	179
4,254	Series 2003-34, Class BS, IF, IO, 7.386%, 05/25/22	252
783	Series 2003-60, Class SA, IF, IO, 7.386%, 07/25/21	30
1,485	Series 2003-60, Class SB, IF, IO, 7.386%, 07/25/21	57
2,699	Series 2004-17, Class BF, VAR, 0.614%, 01/25/34	2,697
3,029	Series 2007-2, Class FA, VAR, 0.464%, 02/25/37	3,011
23,790	Series 2010-42, Class PD, 4.500%, 07/25/39	24,850
113	Series G92-44, Class ZQ, 8.000%, 07/25/22	134
1,757	Series G94-9, Class PJ, 6.500%, 08/17/24	1,897
	Federal National Mortgage Association Whole Loan,
505	Series 2003-W1, Class 2A, VAR, 7.500%, 12/25/42	593
2,587	Series 2003-W4, Class 5A, VAR, 4.346%, 10/25/42	2,733
2,943	Series 2003-W15, Class 3A, VAR, 4.607%, 12/25/42 (m)	3,079
624	Series 2004-W2, Class 1A3F, VAR, 0.614%, 02/25/44	619
1,420	Series 2004-W2, Class 4A, VAR, 4.359%, 02/25/44	1,502
3,110	Series 2009-W1, Class A, 6.000%, 12/25/49	3,394
	Government National Mortgage Association,
1,109	Series 1999-27, Class ZA, 7.500%, 04/17/29	1,222
30	Series 2000-35, Class F, VAR, 0.826%, 12/16/25	30
731	Series 2002-31, Class FC, VAR, 0.512%, 09/26/21	729
2,648	Series 2003-21, Class PI, IO, 5.500%, 06/20/32	187
41,638	Series 2003-59, Class XA, IO, VAR, 2.148%, 06/16/34	2,418
		84,127
	Non-Agency CMO — 24.8%
	Banc of America Funding Corp.,
2,987	Series 2005-E, Class 5A1, VAR, 4.971%, 05/20/35	2,741
2,640	Series 2006-1, Class 2A1, 5.500%, 01/25/36	2,521
	Banc of America Mortgage Securities, Inc.,
70	Series 2003-5, Class 2A8, VAR, 0.714%, 07/25/18	50
2,472	Series 2005-10, Class 1A13, 5.500%, 11/25/35	2,377
2,304	Series 2005-A, Class 3A1, VAR, 5.021%, 02/25/35	2,043
1,036	Bear Stearns Asset Backed Securities Trust, Series 2004-AC6, Class M1, VAR, 0.934%, 11/25/34	508
968	Chase Mortgage Finance Corp., Series 2003-S7, Class A4, VAR, 0.664%, 08/25/18	863
135	Citicorp Mortgage Securities, Inc., Series 1988-17, Class A1, VAR, 2.487%, 11/25/18	134
37	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	36
2,223	Countrywide Alternative Loan Trust, Series 2004-33, Class 3A3, VAR, 3.155%, 12/25/34	1,355
	Countrywide Home Loan Mortgage Pass-Through Trust,
1,219	Series 2003-21, Class A1, VAR, 2.934%, 05/25/33	1,054
1,422	Series 2003-49, Class A4, VAR, 4.280%, 12/19/33	1,420
561	Series 2004-HYB8, Class 1A1, VAR, 0.616%, 01/20/35	367
813	Series 2005-1, Class 1A2, VAR, 0.614%, 03/25/35	159
	CS First Boston Mortgage Securities Corp.,
14	Series 2002-AR2, Class 1B2, VAR, 3.956%, 02/25/32	2
1,277	Series 2004-AR3, Class 6M1, VAR, 1.364%, 04/25/34	1,092
2,641	Series 2003-AR24, Class 2A4, VAR, 2.818%, 10/25/33	2,431
	First Horizon Alternative Mortgage Securities,
767	Series 2005-AA7, Class 1A2, VAR, 2.494%, 09/25/35	60
1,789	Series 2005-FA10, Class 2A1, 5.250%, 12/25/20	1,680
	First Horizon Asset Securities, Inc.,
2,291	Series 2004-AR6, Class 2A1, VAR, 2.997%, 12/25/34	2,128
817	Series 2004-AR7, Class 2A1, VAR, 2.870%, 02/25/35	801
1,591	Series 2005-6, Class 1A1, 5.500%, 11/25/35	1,522

SEE NOTES TO FINANCIAL STATEMENTS.

126   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	First Republic Mortgage Loan Trust,
158	Series 2000-FRB1, Class B1, VAR, 0.764%, 06/25/30	107
787	Series 2000-FRB2, Class A1, VAR, 0.776%, 11/15/30	741
5,055	GSAA Home Equity Trust, Series 2004-CW1, Class 1A1, 5.500%, 04/01/34	5,233
4,687	GSR Mortgage Loan Trust, Series 2004-10F, Class 7A1, 5.500%, 09/25/34	4,810
	Impac CMB Trust,
1,736	Series 2004-3, Class 3A, VAR, 0.584%, 03/25/34	1,556
650	Series 2004-6, Class 1A2, VAR, 1.044%, 10/25/34	549
2,617	Series 2005-5, Class A1, VAR, 0.584%, 08/25/35	1,857
2,500	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 5.506%, 03/25/37	1,908
575	JPMorgan Mortgage Trust, Series 2003-A1, Class 1A1, VAR, 3.548%, 10/25/33	563
	MASTR Adjustable Rate Mortgages Trust,
3,110	Series 2003-5, Class 5A1, VAR, 3.956%, 10/25/33	3,094
219	Series 2004-7, Class 6A1, VAR, 0.704%, 08/25/34	213
1,724	Series 2004-13, Class 2A1, VAR, 2.961%, 04/21/34	1,703
3,220	Series 2004-13, Class 3A7B, VAR, 2.380%, 11/21/34	2,839
523	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, VAR, 0.664%, 02/25/33	506
	Mellon Residential Funding Corp.,
1,368	Series 2001-TBC1, Class B1, VAR, 1.156%, 11/15/31	965
292	Series 2002-TBC1, Class B1, VAR, 1.276%, 09/15/30	229
146	Series 2002-TBC1, Class B2, VAR, 1.676%, 09/15/30	109
879	Series 2002-TBC2, Class B1, VAR, 1.126%, 08/15/32	650
249	Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	281
	MLCC Mortgage Investors, Inc.,
1,279	Series 2004-1, Class 2A3, VAR, 2.232%, 12/25/34	567
1,908	Series 2004-D, Class A1, VAR, 0.594%, 08/25/29	1,749
	Morgan Stanley Dean Witter Capital I,
771	Series 2003-HYB1, Class A4, VAR, 4.200%, 03/25/33	728
570	Series 2003-HYB1, Class B1, VAR, 1.800%, 03/25/33	356
	Morgan Stanley Mortgage Loan Trust,
955	Series 2004-5AR, Class 3A3, VAR, 2.425%, 07/25/34	543
4,650	Series 2004-5AR, Class 3A5, VAR, 2.425%, 07/25/34	3,520
2,092	Series 2004-11AR, Class 1A2A, VAR, 0.574%, 01/25/35	1,648
	Nomura Asset Acceptance Corp.,
589	Series 2003-A3, Class A1, SUB, 5.000%, 08/25/33	541
172	Series 2004-AR1, Class 5A1, VAR, 1.024%, 08/25/34	145
2,460	Series 2004-R3, Class AF, VAR, 0.714%, 02/25/35 (e)	1,731
100	Series 2005-AR1, Class 2A1, VAR, 0.544%, 02/25/35	92
	Residential Funding Mortgage Securities I,
4,500	Series 2005-SA2, Class 2A2, VAR, 3.075%, 06/25/35	3,392
1,709	Series 2006-SA4, Class 2A1, VAR, 6.069%, 11/25/36	1,295
14	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.250%, 12/25/23	14
	Sequoia Mortgage Trust,
199	Series 11, Class A, VAR, 1.166%, 12/20/32	179
462	Series 2003-3, Class A2, VAR, 1.105%, 07/20/33	407
	Structured Asset Mortgage Investments, Inc.,
1,858	Series 2002-AR2, Class A3, VAR, 0.767%, 07/19/32	1,578
317	Series 2004-AR1, Class 1A1, VAR, 0.617%, 03/19/34	270
	Structured Asset Securities Corp.,
1,416	Series 2003-8, Class 2A9, VAR, 0.764%, 04/25/33	1,294
2,172	Series 2003-40A, Class 4A, VAR, 5.374%, 01/25/34	1,859
	WaMu Mortgage Pass-Through Certificates,
4,791	Series 2004-AR3, Class A1, VAR, 2.708%, 06/25/34	4,537
1,977	Series 2004-AR11, Class A, VAR, 2.763%, 10/25/34	1,810

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   127

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
322		Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS2, Class 2A1, 6.000%, 04/25/17	320
		Wells Fargo Mortgage Backed Securities Trust,
1,085		Series 2003-F, Class A1, VAR, 4.852%, 06/25/33	1,097
2,710		Series 2003-K, Class 1A2, VAR, 4.471%, 11/25/33	2,662
1,004		Series 2004-H, Class A2, VAR, 4.538%, 06/25/34	786
1,412		Series 2005-AR16, Class 3A2, VAR, 2.921%, 10/25/35	1,255
3,466		Series 2007-3, Class 3A1, 5.500%, 04/25/22	3,492
			91,124
		Total Collateralized Mortgage Obligations (Cost $187,622)	175,251
Commercial Mortgage-Backed Securities — 2.5%
2,000		Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A5, VAR, 4.857%, 07/10/43	2,165
		Bayview Commercial Asset Trust,
918		Series 2004-3, Class A2, VAR, 0.684%, 01/25/35 (e)	760
3,272		Series 2005-2A, Class A2, VAR, 0.614%, 08/25/35 (e)	2,368
653		Series 2005-2A, Class M1, VAR, 0.694%, 08/25/35 (e)	418
1,729		Series 2007-2A, Class A2, VAR, 0.584%, 07/25/37 (e)	1,112
860		Series 2007-2A, Class M4, VAR, 0.914%, 07/25/37 (e)	283
2,704		Series 2007-3, Class A2, VAR, 0.554%, 07/25/37 (e)	1,680
258		Bear Stearns Commercial Mortgage Securities, Series 2004-BA5A, Class E, VAR, 0.716%, 09/15/19 (e) (f)	224
		Total Commercial Mortgage-Backed Securities (Cost $12,535)	9,010
Corporate Bonds — 0.4%
		Financials — 0.4%
		Capital Markets — 0.3%
6,355		Lehman Brothers Holdings, Inc., 5.884%, 02/17/15 (d) (f) (i)	1,247
		Consumer Finance — 0.1%
250		SLM Corp., VAR, 4.141%, 01/31/14	209
		Total Corporate Bonds (Cost $6,571)	1,456
Mortgage Pass-Through Securities — 20.4%
		Federal Home Loan Mortgage Corp.,
—	(h)	ARM, 2.406%, 02/01/19	—	(h)
156		ARM, 2.512%, 07/01/19	163
133		ARM, 2.555%, 01/01/27	139
343		ARM, 2.604%, 08/01/27	359
842		ARM, 2.633%, 01/01/23	882
1,468		ARM, 2.677%, 04/01/32	1,534
299		ARM, 2.690%, 12/01/27 (m)	312
75		ARM, 2.696%, 04/01/30	78
131		ARM, 2.709%, 12/01/26	138
578		ARM, 2.737%, 07/01/30 (m)	604
285		ARM, 2.742%, 12/01/26	298
48		ARM, 2.763%, 06/01/22	50
26		ARM, 2.814%, 06/01/25	27
153		ARM, 2.831%, 02/01/23	161
84		ARM, 2.868%, 04/01/24	88
16		ARM, 2.875%, 06/01/26 (m)	17
175		ARM, 2.902%, 07/01/28	183
70		ARM, 2.945%, 05/01/18	73
29		ARM, 2.953%, 12/01/29	31
521		ARM, 3.038%, 01/01/23 (m)	546
—	(h)	ARM, 3.155%, 11/01/28	—	(h)
54		ARM, 3.182%, 10/01/29	56
32		ARM, 3.280%, 11/01/27	33
31		ARM, 3.995%, 08/01/19	32
21		ARM, 4.095%, 12/01/21	22
139		ARM, 4.402%, 01/01/30	144
44		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 8.000%, 06/01/17	50
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
12		7.500%, 05/01/28	14
60		8.500%, 07/01/28	70
27		9.000%, 02/01/25	31
		Federal National Mortgage Association,
27		ARM, 1.825%, 04/01/24	27
25		ARM, 1.953%, 06/01/18	26
202		ARM, 2.204%, 07/01/20 (m)	207
61		ARM, 2.215%, 05/01/18	62
93		ARM, 2.223%, 12/01/20	95
75		ARM, 2.229%, 04/01/21	78
391		ARM, 2.240%, 11/01/18	401
1,280		ARM, 2.405%, 05/01/33	1,330
72		ARM, 2.460%, 11/01/23	73
14		ARM, 2.480%, 07/01/25	14
71		ARM, 2.577%, 06/01/26	74

SEE NOTES TO FINANCIAL STATEMENTS.

128   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
		Consumer Finance — Continued
18		ARM, 2.604%, 05/01/29	19
39		ARM, 2.683%, 03/01/38	41
123		ARM, 2.690%, 01/01/31 (m)	129
74		ARM, 2.700%, 07/01/30	78
490		ARM, 2.700%, 09/01/33	513
22		ARM, 2.731%, 11/01/21	23
40		ARM, 2.775%, 05/01/30	43
378		ARM, 2.786%, 08/01/26	396
925		ARM, 2.799%, 01/01/25	967
127		ARM, 2.876%, 07/01/27	134
152		ARM, 3.040%, 03/01/29	160
27		ARM, 3.095%, 12/01/26	28
234		ARM, 3.199%, 09/01/19	244
19		ARM, 3.250%, 03/01/17	19
185		ARM, 4.251%, 12/01/28	186
154		ARM, 4.303%, 03/01/15 (f)	152
498		ARM, 4.623%, 02/01/34	521
125		ARM, 4.689%, 11/01/30	131
53		ARM, 5.575%, 05/01/31	55
41		ARM, 5.657%, 05/01/20	42
118		ARM, 6.000%, 01/01/20	124
—	(h)	Federal National Mortgage Association, 10 Year, Single Family, 4.500%, 01/01/13	—	(h)
		Federal National Mortgage Association, 15 Year, Single Family,
23,763		4.000%, 02/01/25	24,998
16		6.000%, 08/01/14	17
233		7.000%, 12/01/10 – 03/01/16 (m)	244
17,415		Federal National Mortgage Association, 20 Year, Single Family, 5.000%, 10/01/23	18,658
		Federal National Mortgage Association, 30 Year, FHA/VA,
30		7.000%, 03/01/27	33
29		8.000%, 11/01/27	34
29		8.500%, 10/01/24	33
39		9.000%, 08/01/21 – 08/01/25	40
30		Federal National Mortgage Association, 30 Year, Other, 7.250%, 09/01/22	34
		Federal National Mortgage Association, 30 Year, Single Family,
6,749		5.000%, 12/01/39	7,292
45		7.250%, 09/01/22	50
221		7.500%, 06/01/23 – 10/01/30	247
25		8.500%, 08/01/17	26
		Federal National Mortgage Association, Other,
48		6.500%, 04/01/16	51
61		12.000%, 11/01/30	73
		Government National Mortgage Association II, 30 Year, Single Family,
80		7.250%, 08/20/22 – 11/20/22	90
129		7.400%, 10/20/21 – 03/20/22	145
28		7.500%, 10/20/23	32
25		7.850%, 12/20/21	29
93		8.000%, 07/20/25 – 08/20/26	107
9,244		Government National Mortgage Association, 15 Year, Single Family, 4.500%, 10/15/24	9,880
		Government National Mortgage Association, 30 Year, Single Family,
67		7.000%, 06/15/24	76
37		8.000%, 10/15/27	44
37		9.000%, 11/15/24	43
267		9.500%, 07/15/25	307
		Total Mortgage Pass-Through Securities (Cost $72,998)	75,110

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 16.8%
	Investment Company — 16.8%
62,070	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.190% (b) (l) (Cost $62,070)	62,070
	Total Investments — 99.9% (Cost $418,851)	367,980
	Other Assets in Excess of Liabilities — 0.1%	253
	NET ASSETS — 100.0%	$368,233

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   129

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 1.3%
1,750		AH Mortgage Advance Trust, Series 2010-ADV1, Class A1, 3.968%, 08/15/22 (e)	1,750
47		AmeriCredit Automobile Receivables Trust, Series 2007-CM, Class A3B, VAR, 0.325%, 05/07/12	47
440		Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.634%, 04/25/36	309
		Chase Funding Mortgage Loan Asset-Backed Certificates,
1,400		Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	1,345
1,816		Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	1,718
345		Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.644%, 12/25/33	278
153		Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	104
532		Federal National Mortgage Association Whole Loan, Series 2001-W4, Class AF6, SUB, 5.610%, 01/25/32	531
200		First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.364%, 12/25/36	176
		HSBC Home Equity Loan Trust,
532		Series 2005-2, Class A1, VAR, 0.536%, 01/20/35	471
708		Series 2006-1, Class A1, VAR, 0.426%, 01/20/36	642
519		Series 2006-2, Class A1, VAR, 0.416%, 03/20/36	485
786		Series 2007-1, Class AS, VAR, 0.466%, 03/20/36	730
2,136		Series 2007-3, Class APT, VAR, 1.466%, 11/20/36	1,909
401		Indymac Residential Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.464%, 03/25/36	246
		Long Beach Mortgage Loan Trust,
406		Series 2006-8, Class 2A2, VAR, 0.354%, 09/25/36	147
789		Series 2006-WL2, Class 2A3, VAR, 0.464%, 01/25/36	651
417		Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 2A, VAR, 2.871%, 07/25/33	418
10,000		Nationstar Mortgage Advance Receivable Trust, Series 2009-ADV1, Class A1, VAR, 3.264%, 12/26/22 (e)	9,975
700		New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	710
500		Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	267
		Residential Asset Mortgage Products, Inc.,
1,843		Series 2004-RS6, Class AI4, VAR, 5.457%, 05/25/32	1,895
476		Series 2004-RS8, Class AI6, SUB, 4.980%, 08/25/34	462
453		Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.450%, 04/25/32 (e)	389
1,000		Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.534%, 06/25/35	908
		Structured Asset Securities Corp.,
941		Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	932
774		Series 2002-AL1, Class A2, 3.450%, 02/25/32	736
		Total Asset-Backed Securities (Cost $28,231)	28,231
Collateralized Mortgage Obligations — 70.8%
		Agency CMO — 44.0%
2,330		Federal Home Loan Bank System, Series 2000-1067, Class 1, 5.300%, 06/15/12	2,510
		Federal Home Loan Mortgage Corp. REMICS,
37		Series 11, Class D, 9.500%, 07/15/19	41
19		Series 22, Class C, 9.500%, 04/15/20	21
26		Series 23, Class F, 9.600%, 04/15/20	29
18		Series 30, Class D, 9.500%, 02/15/20	20
1		Series 41, Class I, HB, 84.000%, 05/15/20	1
9		Series 47, Class F, 10.000%, 06/15/20	11
121		Series 77, Class H, 8.500%, 09/15/20	145
4		Series 81, Class A, 8.125%, 11/15/20	4
9		Series 84, Class F, 9.200%, 10/15/20	10
9		Series 99, Class Z, 9.500%, 01/15/21	10
—	(h)	Series 180, Class J, HB, 1,010.000%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, HB, 1,009.500%, 08/15/21	1
—	(h)	Series 189, Class K, HB, 1,009.500%, 10/15/21	1
—	(h)	Series 204, Class E, HB, IF, 1,826.308%, 05/15/23	8
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	3
6		Series 1065, Class J, 9.000%, 04/15/21	7
14		Series 1079, Class S, HB, IF, 32.938%, 05/15/21	24
—	(h)	Series 1082, Class D, HB, 1,007.780%, 05/15/21	1
9		Series 1084, Class F, VAR, 1.263%, 05/15/21	9

SEE NOTES TO FINANCIAL STATEMENTS.

130   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
6		Series 1084, Class S, HB, IF, 43.819%, 05/15/21	13
9		Series 1133, Class H, 7.000%, 09/15/21	11
22		Series 1144, Class KB, 8.500%, 09/15/21	26
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	2
—	(h)	Series 1196, Class B, HB, IF, 1,161.253%, 01/15/22	9
11		Series 1254, Class N, 8.000%, 04/15/22	11
64		Series 1343, Class LA, 8.000%, 08/15/22	76
32		Series 1343, Class LB, 7.500%, 08/15/22	38
101		Series 1374, Class Z, 7.000%, 10/15/22	117
30		Series 1395, Class G, 6.000%, 10/15/22	33
261		Series 1401, Class J, 7.000%, 10/15/22	296
374		Series 1466, Class PZ, 7.500%, 02/15/23	438
11		Series 1470, Class F, VAR, 2.797%, 02/15/23	11
11		Series 1505, Class QB, HB, IF, 20.037%, 05/15/23	16
112		Series 1518, Class G, IF, 8.748%, 05/15/23	127
89		Series 1526, Class L, 6.500%, 06/15/23	94
20		Series 1540, Class IA, 7.000%, 06/15/13	21
121		Series 1541, Class O, VAR, 2.240%, 07/15/23	122
1,121		Series 1552, Class IA, IF, 15.557%, 08/15/23	1,480
29		Series 1570, Class F, VAR, 3.297%, 08/15/23	30
72		Series 1570, Class SA, HB, IF, 20.082%, 08/15/23	98
311		Series 1578, Class K, 6.900%, 09/15/23	361
35		Series 1578, Class V, IO, 7.000%, 09/15/23	6
688		Series 1591, Class PV, 6.250%, 10/15/23	738
132		Series 1596, Class D, 6.500%, 10/15/13	132
15		Series 1602, Class SA, HB, IF, 21.734%, 10/15/23	26
230		Series 1609, Class LG, IF, 16.656%, 11/15/23	280
1,008		Series 1628, Class LZ, 6.500%, 12/15/23	1,135
685		Series 1638, Class H, 6.500%, 12/15/23	772
1,036		Series 1644, Class K, 6.750%, 12/15/23	1,113
1,034		Series 1658, Class GZ, 7.000%, 01/15/24	1,106
6		Series 1671, Class QC, IF, 10.000%, 02/15/24	7
437		Series 1677, Class Z, 7.500%, 07/15/23	513
10		Series 1686, Class SH, IF, 18.534%, 02/15/24	16
37		Series 1688, Class W, 7.250%, 03/15/14	38
396		Series 1695, Class EB, 7.000%, 03/15/24	459
50		Series 1699, Class FC, VAR, 0.913%, 03/15/24	50
54		Series 1745, Class D, 7.500%, 08/15/24	63
1,758		Series 1760, Class ZD, VAR, 2.470%, 02/15/24	1,764
168		Series 1798, Class F, 5.000%, 05/15/23	178
9		Series 1807, Class G, 9.000%, 10/15/20	10
1,497		Series 1813, Class I, PO, 11/15/23	1,347
5,787		Series 1813, Class J, IF, IO, 5.750%, 11/15/23	568
328		Series 1829, Class ZB, 6.500%, 03/15/26	356
18		Series 1844, Class E, 6.500%, 10/15/13	20
581		Series 1863, Class Z, 6.500%, 07/15/26	655
6		Series 1865, Class D, PO, 02/15/24	4
163		Series 1899, Class ZE, 8.000%, 09/15/26	193
141		Series 1963, Class Z, 7.500%, 01/15/27	166
43		Series 1985, Class PR, IO, 8.000%, 07/15/27	12
69		Series 1987, Class PE, 7.500%, 09/15/27	81
26		Series 2025, Class PE, 6.300%, 01/15/13	26
597		Series 2033, Class J, 5.600%, 06/15/23	643
33		Series 2033, Class SN, HB, IF, 23.361%, 03/15/24	19
43		Series 2038, Class PN, IO, 7.000%, 03/15/28	9
340		Series 2040, Class PE, 7.500%, 03/15/28	398
50		Series 2042, Class T, 7.000%, 03/15/28	51
133		Series 2055, Class OE, 6.500%, 05/15/13	135
155		Series 2060, Class Z, 6.500%, 05/15/28	174
410		Series 2061, Class DC, IO, 6.500%, 06/15/28	76
25,013		Series 2065, Class PX, IO, 0.750%, 08/17/27	761
972		Series 2075, Class PH, 6.500%, 08/15/28	1,095
223		Series 2086, Class GB, 6.000%, 09/15/28	237
64		Series 2089, Class PJ, IO, 7.000%, 10/15/28	13
522		Series 2102, Class TC, 6.000%, 12/15/13 (m)	552
333		Series 2102, Class TU, 6.000%, 12/15/13 (m)	353
823		Series 2110, Class PG, 6.000%, 01/15/29	898
653		Series 2111, Class SB, IF, IO, 7.224%, 01/15/29	91
316		Series 2115, Class PE, 6.000%, 01/15/14	332
285		Series 2125, Class JZ, 6.000%, 02/15/29	307
641		Series 2130, Class QS, 6.000%, 03/15/29	695
107		Series 2132, Class SB, HB, IF, 29.200%, 03/15/29	169
159		Series 2132, Class ZL, 6.500%, 03/15/29	174
13		Series 2135, Class UK, IO, 6.500%, 03/15/14	1
21		Series 2141, Class IO, IO, 7.000%, 04/15/29	4
50		Series 2163, Class PC, IO, 7.500%, 06/15/29	12
115		Series 2178, Class PB, 7.000%, 08/15/29	133
176		Series 2201, Class C, 8.000%, 11/15/29	209
510		Series 2209, Class TC, 8.000%, 01/15/30	606
250		Series 2210, Class Z, 8.000%, 01/15/30	298
106		Series 2224, Class CB, 8.000%, 03/15/30	125
62		Series 2247, Class Z, 7.500%, 08/15/30	70

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   131

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
361	Series 2254, Class Z, 9.000%, 09/15/30	433
295	Series 2256, Class MC, 7.250%, 09/15/30	342
482	Series 2259, Class ZM, 7.000%, 10/15/30	558
507	Series 2271, Class PC, 7.250%, 12/15/30	587
518	Series 2283, Class K, 6.500%, 12/15/23	562
160	Series 2296, Class PD, 7.000%, 03/15/31	185
266	Series 2301, Class PA, 6.000%, 10/15/13	279
2,207	Series 2303, Class ZD, 7.000%, 04/15/31	2,409
1,171	Series 2303, Class ZN, 8.500%, 04/15/29	1,309
74	Series 2306, Class K, PO, 05/15/24	66
185	Series 2306, Class SE, IF, IO, 7.630%, 05/15/24	35
775	Series 2344, Class QG, 6.000%, 08/15/16	839
1,275	Series 2344, Class ZD, 6.500%, 08/15/31	1,403
137	Series 2344, Class ZJ, 6.500%, 08/15/31	151
94	Series 2345, Class NE, 6.500%, 08/15/31	102
308	Series 2347, Class VP, 6.500%, 03/15/20	324
296	Series 2353, Class TD, 6.000%, 09/15/16	318
301	Series 2355, Class BP, 6.000%, 09/15/16	325
227	Series 2358, Class PD, 6.000%, 09/15/16	239
483	Series 2359, Class PM, 6.000%, 09/15/16	517
551	Series 2359, Class ZB, 8.500%, 06/15/31	634
543	Series 2360, Class PG, 6.000%, 09/15/16	571
152	Series 2363, Class PF, 6.000%, 09/15/16	166
285	Series 2366, Class MD, 6.000%, 10/15/16	306
97	Series 2368, Class AS, HB, IF, 20.213%, 10/15/31	135
211	Series 2368, Class TG, 6.000%, 10/15/16	228
103	Series 2372, Class F, VAR, 0.776%, 10/15/31	103
108	Series 2383, Class FD, VAR, 0.776%, 11/15/31	108
182	Series 2388, Class UZ, 8.500%, 06/15/31	219
1,339	Series 2391, Class QR, 5.500%, 12/15/16	1,458
136	Series 2394, Class MC, 6.000%, 12/15/16	147
1,646	Series 2399, Class TH, 6.500%, 01/15/32	1,812
287	Series 2410, Class OE, 6.375%, 02/15/32	312
379	Series 2410, Class QS, IF, 18.783%, 02/15/32	506
192	Series 2410, Class QX, IF, IO, 8.374%, 02/15/32	47
274	Series 2423, Class MC, 7.000%, 03/15/32	306
350	Series 2423, Class MT, 7.000%, 03/15/32	390
350	Series 2425, Class OB, 6.000%, 03/15/17	374
774	Series 2433, Class SA, HB, IF, 20.213%, 02/15/32	1,071
459	Series 2434, Class TC, 7.000%, 04/15/32	516
850	Series 2436, Class MC, 7.000%, 04/15/32	951
251	Series 2444, Class ES, IF, IO, 7.674%, 03/15/32	47
264	Series 2450, Class GZ, 7.000%, 05/15/32	306
284	Series 2450, Class SW, IF, IO, 7.724%, 03/15/32	52
705	Series 2458, Class QE, 5.500%, 06/15/17	768
355	Series 2460, Class VZ, 6.000%, 11/15/29	358
781	Series 2462, Class NB, 6.500%, 06/15/22	884
1,485	Series 2464, Class FE, VAR, 1.276%, 03/15/32	1,507
81	Series 2470, Class SL, IF, 9.000%, 01/15/27	88
501	Series 2474, Class SJ, IF, IO, 7.374%, 07/15/17	43
127	Series 2480, Class PV, 6.000%, 07/15/11	130
5,037	Series 2494, Class SX, IF, IO, 6.724%, 02/15/32	663
293	Series 2513, Class YO, PO, 02/15/32	288
1,537	Series 2513, Class ZC, 5.500%, 10/15/32	1,689
565	Series 2515, Class DE, 4.000%, 03/15/32	585
2,211	Series 2517, Class Z, 5.500%, 10/15/32	2,370
68	Series 2519, Class BT, 8.500%, 09/15/31	70
1,036	Series 2533, Class HB, 5.500%, 12/15/17	1,147
491	Series 2535, Class BK, 5.500%, 12/15/22	546
1,426	Series 2549, Class ZG, 5.000%, 01/15/18	1,460
436	Series 2553, Class GF, VAR, 0.676%, 02/15/17	437
142	Series 2565, Class MB, 6.000%, 05/15/30	144
5,000	Series 2568, Class KG, 5.500%, 02/15/23	5,588
193	Series 2571, Class SK, HB, IF, 33.310%, 09/15/23	319
1,530	Series 2574, Class HP, 5.000%, 02/15/18	1,675
1,403	Series 2586, Class WI, IO, 6.500%, 03/15/33	253
1,690	Series 2587, Class CO, PO, 03/15/32	1,648
4,418	Series 2590, Class IP, IO, 5.500%, 08/15/31	194
1,400	Series 2591, Class QO, 4.500%, 03/15/18	1,528
916	Series 2591, Class WI, IO, 5.500%, 02/15/30	21
974	Series 2594, Class DJ, 4.250%, 10/15/30	995
148	Series 2597, Class DS, IF, IO, 7.274%, 02/15/33	7
369	Series 2599, Class DS, IF, IO, 6.724%, 02/15/33	11
482	Series 2610, Class DS, IF, IO, 6.824%, 03/15/33	31
1,857	Series 2610, Class DZ, 5.500%, 05/15/33	2,104
1,082	Series 2611, Class SH, IF, IO, 7.374%, 10/15/21	52
330	Series 2611, Class SQ, IF, 12.448%, 05/15/33	362
1,036	Series 2611, Class UH, 4.500%, 05/15/18	1,094
2,330	Series 2617, Class GR, 4.500%, 05/15/18	2,530

SEE NOTES TO FINANCIAL STATEMENTS.

132   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
67	Series 2624, Class IU, IO, 5.000%, 06/15/33	1
4,406	Series 2626, Class NS, IF, IO, 6.274%, 06/15/23	388
3,172	Series 2627, Class GY, 4.500%, 06/15/18	3,450
2,071	Series 2631, Class LC, 4.500%, 06/15/18	2,250
353	Series 2631, Class SA, IF, 14.344%, 06/15/33	403
1,217	Series 2637, Class SA, IF, IO, 5.824%, 06/15/18	117
491	Series 2640, Class UG, IO, 5.000%, 01/15/32	53
2,139	Series 2640, Class UP, IO, 5.000%, 01/15/32	154
199	Series 2640, Class UR, IO, 4.500%, 08/15/17	5
3,023	Series 2641, Class WI, IO, 5.000%, 01/15/33	344
105	Series 2643, Class HI, IO, 4.500%, 12/15/16	2
1,000	Series 2649, Class IG, IO, 5.000%, 11/15/31	109
1,423	Series 2650, Class PO, PO, 12/15/32	1,373
2,402	Series 2650, Class SO, PO, 12/15/32	2,310
266	Series 2656, Class SH, HB, IF, 20.772%, 02/15/25	275
965	Series 2657, Class MD, 5.000%, 12/15/20	1,011
165	Series 2663, Class EO, PO, 08/15/33	160
236	Series 2668, Class S, IF, 11.448%, 09/15/33	242
2,363	Series 2668, Class SB, IF, 6.955%, 10/15/15	2,458
632	Series 2671, Class S, IF, 14.252%, 09/15/33	722
1,036	Series 2672, Class ME, 5.000%, 11/15/22	1,141
392	Series 2672, Class SJ, IF, 6.910%, 09/15/16	412
6,732	Series 2675, Class CK, 4.000%, 09/15/18 (m)	7,258
7,000	Series 2677, Class LE, 4.500%, 09/15/18	7,778
1,146	Series 2682, Class YS, IF, 8.533%, 10/15/33	1,191
47	Series 2683, Class VA, 5.500%, 02/15/21	48
11,562	Series 2684, Class PO, PO, 01/15/33	10,342
1,242	Series 2684, Class TO, PO, 10/15/33	1,149
1,269	Series 2686, Class GB, 5.000%, 05/15/20	1,306
814	Series 2686, Class NS, IF, IO, 7.324%, 10/15/21	46
713	Series 2690, Class SJ, IF, 8.736%, 10/15/33	754
2,500	Series 2691, Class ND, 5.000%, 10/15/28	2,610
1,078	Series 2691, Class SE, IF, 9.160%, 12/15/28	1,196
829	Series 2691, Class WS, IF, 8.586%, 10/15/33	860
1,006	Series 2692, Class SC, IF, 12.735%, 07/15/33	1,095
194	Series 2694, Class BA, 4.000%, 06/15/31	206
655	Series 2695, Class OB, PO, 10/15/33	540
853	Series 2695, Class SX, IF, 15.781%, 10/15/33	1,001
426	Series 2695, Class WS, IF, 15.643%, 10/15/33	498
246	Series 2696, Class SM, IF, 13.648%, 12/15/26	253
1,554	Series 2702, Class PC, 5.000%, 01/15/23	1,701
468	Series 2705, Class SC, IF, 8.586%, 11/15/33	486
1,107	Series 2705, Class SD, IF, 8.645%, 11/15/33	1,151
2,589	Series 2715, Class OG, 5.000%, 01/15/23	2,856
3,679	Series 2716, Class UN, 4.500%, 12/15/23	4,039
2,071	Series 2720, Class PC, 5.000%, 12/15/23	2,194
806	Series 2725, Class SC, IF, 8.608%, 11/15/33	857
3,108	Series 2727, Class BS, IF, 8.661%, 01/15/34	3,234
88	Series 2727, Class PO, PO, 01/15/34	80
80	Series 2739, Class S, IF, 11.448%, 01/15/34	81
574	Series 2744, Class FE, VAR, 0.000%, 02/15/34	539
1,081	Series 2744, Class PD, 5.500%, 08/15/33	1,116
49	Series 2744, Class QO, PO, 02/15/34	47
2,071	Series 2744, Class TU, 5.500%, 05/15/32	2,189
339	Series 2753, Class S, IF, 11.448%, 02/15/34	345
1,656	Series 2754, Class JG, 4.500%, 03/15/33	1,661
2,592	Series 2755, Class PA, PO, 02/15/29	2,562
583	Series 2755, Class SA, IF, 13.648%, 05/15/30	647
541	Series 2756, Class NA, 5.000%, 02/15/24	595
720	Series 2760, Class IB, IO, 5.000%, 11/15/27	18
344	Series 2762, Class LO, PO, 03/15/34	324
685	Series 2764, Class OE, 4.500%, 03/15/19	740
109	Series 2769, Class PO, PO, 03/15/34	109
143	Series 2774, Class QO, PO, 04/15/34	137
801	Series 2776, Class SK, IF, 8.661%, 04/15/34	829
99	Series 2777, Class DV, 6.500%, 11/15/17	104
178	Series 2777, Class SX, IF, 11.759%, 04/15/34	179
78	Series 2778, Class BS, IF, 15.060%, 04/15/34	80
3,500	Series 2780, Class BE, 4.500%, 04/15/19	3,840
1,264	Series 2780, Class JG, 4.500%, 04/15/19	1,326
1,678	Series 2780, Class YC, 5.000%, 04/15/19	1,879
98	Series 2801, Class BS, IF, 13.548%, 05/15/34	99
2,050	Series 2802, Class ZY, 6.000%, 05/15/34	2,080
667	Series 2812, Class AB, 4.500%, 10/15/18	698
213	Series 2812, Class EL, 7.500%, 02/15/27	213
3,172	Series 2812, Class NO, PO, 10/15/33	2,601
229	Series 2827, Class NT, IF, 8.000%, 01/15/22	232
3,000	Series 2827, Class QE, 5.500%, 03/15/33	3,238
250	Series 2827, Class SQ, IF, 7.500%, 01/15/19	259
829	Series 2835, Class BO, PO, 12/15/28	801
704	Series 2835, Class QO, PO, 12/15/32	649
4	Series 2841, Class YA, 5.500%, 07/15/27	5
400	Series 2863, Class JA, 4.500%, 09/15/19	413
1,370	Series 2864, Class GB, 4.000%, 09/15/19	1,474
390	Series 2877, Class KO, PO, 03/15/19	371
1,577	Series 2897, Class EO, PO, 10/15/31	1,487

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   133

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,226	Series 2903, Class UZ, 5.500%, 07/15/31	2,302
2,000	Series 2921, Class MD, 5.000%, 06/15/33	2,045
197	Series 2925, Class MW, VAR, 0.000%, 01/15/35	196
1,000	Series 2930, Class AN, 4.500%, 06/15/19	1,086
3,881	Series 2934, Class EC, PO, 02/15/20	3,587
454	Series 2934, Class EN, PO, 02/15/18	445
4,036	Series 2934, Class HI, IO, 5.000%, 02/15/20	483
2,644	Series 2934, Class KI, IO, 5.000%, 02/15/20	310
1,037	Series 2945, Class SA, IF, 11.797%, 03/15/20	1,212
1,117	Series 2967, Class JI, IO, 5.000%, 04/15/20	133
433	Series 2967, Class S, HB, IF, 32.307%, 04/15/25	689
903	Series 2971, Class GB, 5.000%, 11/15/16	934
685	Series 2971, Class GC, 5.000%, 07/15/18	745
27	Series 2975, Class KO, PO, 05/15/35	27
1,250	Series 2979, Class BC, 5.000%, 04/15/20	1,387
648	Series 2989, Class PO, PO, 06/15/23	623
569	Series 2990, Class LK, VAR, 0.646%, 10/15/34	568
582	Series 2990, Class SL, HB, IF, 23.482%, 06/15/34	899
349	Series 2990, Class WP, IF, 16.316%, 06/15/35	427
191	Series 2996, Class FD, VAR, 0.526%, 06/15/35	190
1,000	Series 2999, Class NC, 4.500%, 12/15/18	1,063
127	Series 3000, Class JF, VAR, 0.676%, 04/15/35	127
1,650	Series 3047, Class OB, 5.500%, 12/15/33	1,788
2,003	Series 3049, Class XF, VAR, 0.626%, 05/15/33	1,996
1,680	Series 3054, Class MI, IO, 5.500%, 05/15/34	191
101	Series 3063, Class ST, SUB, 11/15/35	107
3,176	Series 3068, Class QB, 4.500%, 06/15/20	3,392
1,194	Series 3100, Class MA, VAR, 3.170%, 12/15/35	1,169
1,316	Series 3101, Class UZ, 6.000%, 01/15/36	1,454
1,078	Series 3117, Class EO, PO, 02/15/36	996
1,306	Series 3117, Class OK, PO, 02/15/36	1,213
311	Series 3118, Class DM, 5.000%, 02/15/24	312
338	Series 3122, Class OH, PO, 03/15/36	307
81	Series 3122, Class ZB, 6.000%, 03/15/36	82
1,274	Series 3130, Class KZ, 5.500%, 12/15/34	1,411
255	Series 3134, Class PO, PO, 03/15/36	236
5,812	Series 3137, Class XP, 6.000%, 04/15/36	6,431
1,180	Series 3138, Class PO, PO, 04/15/36	1,096
1,500	Series 3143, Class BC, 5.500%, 02/15/36	1,616
370	Series 3149, Class SO, PO, 05/15/36	328
2,000	Series 3151, Class PD, 6.000%, 11/15/34	2,174
1,324	Series 3152, Class MO, PO, 03/15/36	1,195
9,220	Series 3155, Class CG, 6.000%, 11/15/24	9,751
44	Series 3158, Class LX, VAR, 0.000%, 05/15/36	44
1,000	Series 3162, Class OB, 6.000%, 11/15/30	1,044
8,000	Series 3166, Class AC, 5.000%, 06/15/21 (m)	9,196
232	Series 3170, Class FM, VAR, 0.626%, 09/15/33	232
1,051	Series 3171, Class MO, PO, 06/15/36	958
887	Series 3174, Class PX, 5.000%, 06/15/17	976
1,594	Series 3179, Class OA, PO, 07/15/36	1,469
585	Series 3184, Class OA, PO, 02/15/33	557
2,576	Series 3194, Class SA, IF, IO, 6.824%, 07/15/36	213
1,480	Series 3195, Class PD, 6.500%, 07/15/36	1,700
2,677	Series 3219, Class DI, IO, 6.000%, 04/15/36	359
1,807	Series 3232, Class ST, IF, IO, 6.424%, 10/15/36	243
2,487	Series 3253, Class PO, PO, 12/15/21	2,366
1,141	Series 3260, Class CS, IF, IO, 5.864%, 01/15/37	123
1,372	Series 3262, Class SG, IF, IO, 6.124%, 01/15/37	174
1,544	Series 3274, Class JO, PO, 02/15/37	1,426
1,180	Series 3274, Class MO, PO, 02/15/37	1,100
694	Series 3275, Class FL, VAR, 0.716%, 02/15/37	692
3,500	Series 3282, Class YD, 5.500%, 02/15/22	3,795
1,500	Series 3285, Class PC, 5.500%, 09/15/30	1,551
426	Series 3288, Class GS, IF, 3.340%, 03/15/37	436
3,276	Series 3290, Class SB, IF, IO, 6.174%, 03/15/37	411
4,000	Series 3299, Class KB, 5.000%, 08/15/29	4,061
268	Series 3299, Class QF, VAR, 04/15/37	265
978	Series 3305, Class MB, IF, 2.756%, 07/15/34	980
3,000	Series 3334, Class MC, 5.000%, 04/15/33	3,139
718	Series 3342, Class HI, IF, IO, 5.724%, 07/15/37	4
4,400	Series 3342, Class VG, 6.000%, 11/15/23	4,879
1,312	Series 3347, Class PO, PO, 07/15/37	1,298
415	Series 3356, Class PA, 6.000%, 11/15/26	418
587	Series 3371, Class FA, VAR, 0.876%, 09/15/37	588
1,824	Series 3373, Class TO, PO, 04/15/37	1,695
5,568	Series 3385, Class SN, IF, IO, 5.724%, 11/15/37	462
2,553	Series 3387, Class SA, IF, IO, 6.144%, 11/15/37	266
2,374	Series 3389, Class DQ, 5.750%, 10/15/35	2,530
3,056	Series 3404, Class SC, IF, IO, 5.724%, 01/15/38	333

SEE NOTES TO FINANCIAL STATEMENTS.

134   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
7,513		Series 3422, Class AI, SUB, IO, 1.860%, 01/15/38	116
1,889		Series 3422, Class LI, IO, 5.000%, 02/15/23	209
7,178		Series 3430, Class AI, IO, 1.417%, 09/15/12	109
4,078		Series 3437, Class AI, IO, 1.335%, 09/15/11	38
3,469		Series 3451, Class SA, IF, IO, 5.774%, 05/15/38	410
2,049		Series 3461, Class LZ, 6.000%, 06/15/38	2,258
3,396		Series 3481, Class SJ, IF, IO, 5.574%, 08/15/38	312
3,956		Series 3505, Class SA, IF, IO, 5.724%, 01/15/39	322
3,165		Series 3511, Class IO, IO, 5.000%, 12/15/21	345
2,013		Series 3511, Class SA, IF, IO, 5.724%, 02/15/39	179
3,354		Series 3515, Class PI, IO, 5.500%, 07/15/37	352
2,713		Series 3537, Class MI, IO, 5.000%, 06/15/38	642
518		Series 3546, Class A, VAR, 5.994%, 02/15/39	550
3,489		Series 3564, Class JA, 4.000%, 01/15/18	3,720
4,013		Series 3572, Class JS, IF, IO, 6.524%, 09/15/39	709
1,600		Series 3607, Class BO, PO, 04/15/36	1,414
2,031		Series 3607, Class EO, PO, 02/15/33	1,944
3,318		Series 3611, Class PO, PO, 07/15/34	3,103
1,343		Series 3632, Class BS, IF, 16.580%, 02/15/40	1,936
7,968		Series 3680, Class MA, 4.500%, 07/15/39	8,574
2,885		Series 3688, Class CU, VAR, 6.831%, 11/15/21	3,179
5,019		Series 3688, Class GT, VAR, 7.150%, 11/15/46	5,636
9,924		Series 3688, Class NI, IO, 5.000%, 04/15/32	1,229
12,850		Series 3704, Class CT, 7.000%, 12/15/36	14,348
8,500		Series 3704, Class DT, 7.500%, 11/15/36	9,668
6,850		Series 3704, Class ET, 7.500%, 12/15/36	7,792
2,000		Series R004, Class VG, 6.000%, 08/15/21	2,186
5,545		Series R007, Class ZA, 6.000%, 05/15/36	6,057
1,065		Series R012, Class AI, IO, 5.500%, 12/15/20	53
		Federal Home Loan Mortgage Corp. STRIPS,
4		Series 1, Class B, IO, 8.000%, 10/15/18	1
18		Series 134, Class B, IO, 9.000%, 04/01/22	4
1		Series 16, Class B, IO, 10.000%, 06/01/20	—	(h)
2,887		Series 191, Class IO, IO, 8.000%, 01/01/28	735
3,746		Series 233, Class 11, IO, 5.000%, 09/15/35	508
2,087		Series 233, Class 12, IO, 5.000%, 09/15/35	278
5,053		Series 233, Class 13, IO, 5.000%, 09/15/35	681
13,367		Series 239, Class S30, IF, IO, 7.424%, 08/15/36	1,711
1,853		Series 243, Class 16, IO, 4.500%, 11/15/20	181
2,959		Series 243, Class 17, IO, 4.500%, 12/15/20	289
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
479		Series T-41, Class 3A, VAR, 7.500%, 07/25/32 (m)	562
1,841		Series T-42, Class A5, 7.500%, 02/25/42	2,157
108		Series T-51, Class 1A, VAR, 6.500%, 09/25/43	122
128		Series T-51, Class 2A, VAR, 7.500%, 08/25/42	150
2,971		Series T-54, Class 2A, 6.500%, 02/25/43	3,347
1,459		Series T-54, Class 3A, 7.000%, 02/25/43	1,690
276		Series T-58, Class APO, PO, 09/25/43	220
277		Series T-59, Class 1AP, PO, 10/25/43	232
7,636		Series T-76, Class 2A, VAR, 4.794%, 10/25/37	7,874
		Federal National Mortgage Association Grantor Trust,
1,311		Series 2001-T7, Class A1, 7.500%, 02/25/41	1,541
58		Series 2001-T10, Class PO, PO, 12/25/41	40
1,221		Series 2001-T12, Class A2, 7.500%, 08/25/41	1,436
543		Series 2002-T4, Class A2, 7.000%, 12/25/41	630
1,488		Series 2002-T4, Class A3, 7.500%, 12/25/41	1,749
422		Series 2002-T16, Class A2, 7.000%, 07/25/42	489
762		Series 2002-T19, Class A2, 7.000%, 07/25/42	884
1,710		Series 2004-T1, Class 1A1, 6.000%, 01/25/44	1,866
		Federal National Mortgage Association REMICS,
86		Series 1988-7, Class Z, 9.250%, 04/25/18	96
5		Series 1988-11, Class D, PO, 05/25/18	5
487		Series 1988-21, Class G, 9.500%, 08/25/18	559
4		Series 1988-29, Class B, 9.500%, 12/25/18	5
2		Series 1989-19, Class A, 10.300%, 04/25/19	2
6		Series 1989-21, Class G, 10.450%, 04/25/19	7
22		Series 1989-27, Class Y, 6.900%, 06/25/19	23
19		Series 1989-70, Class G, 8.000%, 10/25/19	22
11		Series 1989-78, Class H, 9.400%, 11/25/19	12
9		Series 1989-89, Class H, 9.000%, 11/25/19	10
7		Series 1990-60, Class K, 5.500%, 06/25/20	7
6		Series 1990-93, Class G, 5.500%, 08/25/20	6
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	6
48		Series 1990-102, Class J, 6.500%, 08/25/20	53
6		Series 1990-134, Class SC, HB, IF, 21.178%, 11/25/20	9
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	7
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	1
398		Series 1991-44, Class G, 8.500%, 05/25/21	479

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   135

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
—	(h)	Series 1991-60, Class PM, HB, 1,009.000%, 06/25/21	3
19		Series 1992-73, Class H, 7.500%, 05/25/22	19
16		Series 1992-101, Class J, 7.500%, 06/25/22	17
314		Series 1992-188, Class PZ, 7.500%, 10/25/22	369
359		Series 1993-25, Class J, 7.500%, 03/25/23	398
157		Series 1993-27, Class S, IF, 9.329%, 02/25/23	174
75		Series 1993-31, Class K, 7.500%, 03/25/23	88
681		Series 1993-54, Class Z, 7.000%, 04/25/23	749
36		Series 1993-62, Class SA, IF, 16.340%, 04/25/23	51
34		Series 1993-97, Class FA, VAR, 1.531%, 05/25/23	35
11		Series 1993-108, Class D, PO, 02/25/23	10
85		Series 1993-162, Class F, VAR, 1.231%, 08/25/23	86
14		Series 1993-165, Class SD, IF, 11.043%, 09/25/23	17
114		Series 1993-167, Class GA, 7.000%, 09/25/23	117
133		Series 1993-179, Class SB, HB, IF, 21.888%, 10/25/23	205
192		Series 1993-220, Class SG, IF, 15.438%, 11/25/13	220
46		Series 1993-225, Class SG, HB, IF, 26.331%, 12/25/13	58
26		Series 1993-228, Class G, PO, 09/25/23	24
19		Series 1993-230, Class FA, VAR, 0.881%, 12/25/23	19
426		Series 1993-250, Class Z, 7.000%, 12/25/23	456
148		Series 1993-257, Class C, PO, 06/25/23	144
1,769		Series 1994-26, Class J, PO, 01/25/24	1,611
207		Series 1994-37, Class L, 6.500%, 03/25/24	233
52		Series 1995-2, Class Z, 8.500%, 01/25/25	62
440		Series 1996-14, Class SE, IF, IO, 7.780%, 08/25/23	80
20		Series 1996-59, Class J, 6.500%, 08/25/22	23
141		Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	7
35		Series 1997-24, Class Z, 8.000%, 04/18/27	42
35		Series 1997-27, Class J, 7.500%, 04/18/27	38
654		Series 1997-46, Class Z, 7.500%, 06/17/27	759
34		Series 1997-81, Class PI, IO, 7.000%, 12/18/27	8
1,760		Series 1998-30, Class ZA, 6.500%, 05/20/28	1,982
99		Series 1998-36, Class J, 6.000%, 07/18/28	106
724		Series 1998-36, Class ZB, 6.000%, 07/18/28	802
272		Series 1998-43, Class SA, IF, IO, 16.747%, 04/25/23	107
216		Series 1999-57, Class Z, 7.500%, 12/25/19	248
216		Series 1999-62, Class PB, 7.500%, 12/18/29	240
825		Series 2000-18, Class EC, PO, 10/25/23	742
33		Series 2000-52, Class IO, IO, 8.500%, 01/25/31	9
1,531		Series 2001-4, Class ZA, 6.500%, 03/25/31	1,710
151		Series 2001-5, Class OW, 6.000%, 03/25/16	159
203		Series 2001-7, Class PF, 7.000%, 03/25/31	231
392		Series 2001-31, Class VD, 6.000%, 05/25/31	397
376		Series 2001-33, Class ID, IO, 6.000%, 07/25/31	65
361		Series 2001-36, Class DE, 7.000%, 08/25/31	411
951		Series 2001-38, Class FB, VAR, 0.764%, 08/25/31	955
212		Series 2001-44, Class PD, 7.000%, 09/25/31	242
370		Series 2001-44, Class PU, 7.000%, 09/25/31	421
667		Series 2001-49, Class LZ, 8.500%, 07/25/31	802
290		Series 2001-52, Class XN, 6.500%, 11/25/15	314
1,198		Series 2001-53, Class FX, VAR, 0.614%, 10/25/31	1,195
1,014		Series 2001-61, Class Z, 7.000%, 11/25/31	1,156
476		Series 2001-71, Class QE, 6.000%, 12/25/16	517
269		Series 2001-72, Class SX, IF, 16.852%, 12/25/31	353
242		Series 2001-74, Class MB, 6.000%, 12/25/16	264
250		Series 2002-1, Class HC, 6.500%, 02/25/22	271
125		Series 2002-1, Class SA, HB, IF, 24.330%, 02/25/32	192
208		Series 2002-1, Class UD, HB, IF, 23.516%, 12/25/23	338
519		Series 2002-3, Class PG, 5.500%, 02/25/17	563
894		Series 2002-7, Class FD, VAR, 0.964%, 04/25/29	903
194		Series 2002-9, Class ST, IF, 18.687%, 03/25/17	241
1,639		Series 2002-11, Class QG, 5.500%, 03/25/17	1,782
1,203		Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	58
78		Series 2002-13, Class ST, IF, 10.000%, 03/25/32	87
2,340		Series 2002-18, Class PC, 5.500%, 04/25/17	2,485
478		Series 2002-19, Class PE, 6.000%, 04/25/17	519
160		Series 2002-37, Class Z, 6.500%, 06/25/32	180
3,000		Series 2002-42, Class C, 6.000%, 07/25/17	3,326
1,100		Series 2002-55, Class QE, 5.500%, 09/25/17	1,194

SEE NOTES TO FINANCIAL STATEMENTS.

136   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,226	Series 2002-56, Class UC, 5.500%, 09/25/17 (m)	3,530
1,053	Series 2002-62, Class ZE, 5.500%, 11/25/17	1,143
647	Series 2002-63, Class KC, 5.000%, 10/25/17	702
628	Series 2002-63, Class LB, 5.500%, 10/25/17	688
2,276	Series 2002-71, Class KM, 5.000%, 11/25/17	2,472
559	Series 2002-77, Class S, IF, 14.000%, 12/25/32	664
2,127	Series 2002-81, Class JO, PO, 04/25/32	2,061
37	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	2
1,000	Series 2002-95, Class XD, 5.000%, 01/25/18	1,073
688	Series 2003-7, Class A1, 6.500%, 12/25/42	775
2,710	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	362
1,036	Series 2003-22, Class UD, 4.000%, 04/25/33	1,111
1,188	Series 2003-23, Class CS, IF, IO, 7.836%, 05/25/31	91
2,978	Series 2003-26, Class XS, IF, IO, 6.786%, 03/25/23	375
1,036	Series 2003-27, Class DW, 4.500%, 04/25/17	1,071
4,585	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	849
242	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	35
2,408	Series 2003-41, Class PE, 5.500%, 05/25/23	2,775
4,136	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	825
3,171	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	107
166	Series 2003-52, Class SX, HB, IF, 22.159%, 10/25/31	241
480	Series 2003-54, Class KH, 4.500%, 06/25/33	480
1,000	Series 2003-55, Class CD, 5.000%, 06/25/23	1,067
307	Series 2003-60, Class NJ, 5.000%, 07/25/21	313
182	Series 2003-67, Class VQ, 7.000%, 01/25/19	190
715	Series 2003-68, Class QP, 3.000%, 07/25/22	732
2,895	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	206
2,372	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	348
274	Series 2003-73, Class GA, 3.500%, 05/25/31	282
871	Series 2003-73, Class HF, VAR, 0.714%, 01/25/31	871
474	Series 2003-73, Class PB, 4.500%, 08/25/18	484
210	Series 2003-74, Class SH, IF, 9.695%, 08/25/33	219
1,765	Series 2003-76, Class SH, IF, 13.673%, 09/25/31	2,063
99	Series 2003-79, Class NM, 4.000%, 05/25/22	102
3,497	Series 2003-80, Class SY, IF, IO, 7.386%, 06/25/23	319
1,036	Series 2003-81, Class LC, 4.500%, 09/25/18	1,139
3,001	Series 2003-83, Class PG, 5.000%, 06/25/23	3,279
501	Series 2003-86, Class PX, 4.500%, 02/25/17	520
1,248	Series 2003-86, Class ZA, 5.500%, 09/25/33	1,383
1,000	Series 2003-88, Class TH, 4.500%, 09/25/18	1,102
2,402	Series 2003-91, Class BL, 5.000%, 02/25/29	2,421
404	Series 2003-91, Class SD, IF, 12.060%, 09/25/33	460
186	Series 2003-92, Class SH, IF, 9.175%, 09/25/18	197
246	Series 2003-106, Class PO, PO, 08/25/17	240
1,295	Series 2003-106, Class US, IF, 8.679%, 11/25/23	1,367
3,985	Series 2003-106, Class WE, 4.500%, 11/25/22	4,366
2,000	Series 2003-116, Class SB, IF, IO, 7.336%, 11/25/33	259
2,739	Series 2003-117, Class JB, 3.500%, 06/25/33	2,864
3,000	Series 2003-120, Class BL, 3.500%, 12/25/18	3,175
777	Series 2003-122, Class TE, 5.000%, 12/25/22	858
1,923	Series 2003-123, Class YS, IF, IO, 6.836%, 03/25/24	41
636	Series 2003-128, Class KE, 4.500%, 01/25/14	667
687	Series 2003-130, Class SX, IF, 11.124%, 01/25/34	764
445	Series 2003-131, Class SK, IF, 15.673%, 01/25/34	542
484	Series 2003-132, Class OA, PO, 08/25/33	461
1,302	Series 2003-132, Class PI, IO, 5.500%, 08/25/33	190
1,636	Series 2004-4, Class QI, IF, IO, 6.836%, 06/25/33	252
409	Series 2004-4, Class QM, IF, 13.672%, 06/25/33	480
985	Series 2004-10, Class SC, HB, IF, 27.545%, 02/25/34	1,408
1,052	Series 2004-14, Class SD, IF, 8.679%, 03/25/34	1,094
887	Series 2004-17, Class H, 5.500%, 04/25/34	916
1,384	Series 2004-21, Class CO, PO, 04/25/34	1,228
667	Series 2004-22, Class A, 4.000%, 04/25/19	684
1,036	Series 2004-25, Class PB, 5.500%, 05/25/32	1,110
777	Series 2004-25, Class PC, 5.500%, 01/25/34	888

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   137

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,277	Series 2004-25, Class SA, IF, 18.800%, 04/25/34	1,731
1,370	Series 2004-27, Class HB, 4.000%, 05/25/19	1,484
777	Series 2004-36, Class PB, 5.500%, 05/25/32	839
992	Series 2004-36, Class SA, IF, 18.800%, 05/25/34	1,320
328	Series 2004-36, Class SN, IF, 13.672%, 07/25/33	386
1,636	Series 2004-46, Class EP, PO, 03/25/34	1,553
2,435	Series 2004-46, Class HS, IF, IO, 5.736%, 05/25/30	135
535	Series 2004-46, Class QB, HB, IF, 22.945%, 05/25/34	727
430	Series 2004-46, Class SK, IF, 15.775%, 05/25/34	514
250	Series 2004-51, Class SY, IF, 13.713%, 07/25/34	291
299	Series 2004-53, Class NB, 5.500%, 02/25/21	304
1,554	Series 2004-53, Class NC, 5.500%, 07/25/24	1,683
1,184	Series 2004-59, Class BG, PO, 12/25/32	1,076
607	Series 2004-61, Class CO, PO, 10/25/31	588
287	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	315
475	Series 2004-92, Class JO, PO, 12/25/34	473
2,667	Series 2005-7, Class LO, PO, 02/25/35	2,173
648	Series 2005-13, Class FL, VAR, 0.664%, 03/25/35	646
496	Series 2005-14, Class BA, 4.500%, 04/25/19	519
469	Series 2005-15, Class MO, PO, 03/25/35	426
1,692	Series 2005-45, Class BG, 4.500%, 06/25/25	1,735
193	Series 2005-47, Class AN, 5.000%, 12/25/16	196
613	Series 2005-52, Class PA, 6.500%, 06/25/35	671
2,699	Series 2005-56, Class S, IF, IO, 6.446%, 07/25/35	451
2,705	Series 2005-57, Class EG, VAR, 0.564%, 03/25/35	2,700
482	Series 2005-58, Class PO, PO, 07/25/35	431
620	Series 2005-66, Class SG, IF, 16.716%, 07/25/35	794
4,210	Series 2005-66, Class SV, IF, IO, 6.486%, 07/25/35	564
1,027	Series 2005-68, Class BC, 5.250%, 06/25/35	1,132
2,492	Series 2005-68, Class PG, 5.500%, 08/25/35	2,767
484	Series 2005-70, Class KI, IO, 5.500%, 08/25/35	50
549	Series 2005-73, Class PS, IF, 16.041%, 08/25/35	703
2,107	Series 2005-74, Class SK, IF, 19.405%, 05/25/35	2,875
2,157	Series 2005-84, Class XM, 5.750%, 10/25/35	2,406
1,206	Series 2005-88, Class QO, PO, 11/25/33	1,129
972	Series 2005-90, Class AO, PO, 10/25/35	898
2,510	Series 2005-90, Class ES, IF, 16.216%, 10/25/35	3,141
1,796	Series 2005-90, Class PO, PO, 09/25/35	1,710
538	Series 2005-96, Class BP, 5.900%, 02/25/15	544
760	Series 2005-103, Class SC, IF, 10.782%, 07/25/35	842
1,695	Series 2005-106, Class US, HB, IF, 23.600%, 11/25/35	2,565
1,921	Series 2005-109, Class PB, 6.000%, 01/25/34	2,042
3,055	Series 2005-110, Class GJ, 5.500%, 11/25/30	3,198
2,739	Series 2005-110, Class GK, 5.500%, 08/25/34	3,024
1,925	Series 2005-110, Class MJ, 5.500%, 01/25/33	2,067
2,397	Series 2005-110, Class MN, 5.500%, 06/25/35	2,723
1,386	Series 2005-116, Class PB, 6.000%, 04/25/34	1,509
4,500	Series 2005-118, Class ME, 6.000%, 01/25/32	4,701
6,000	Series 2005-118, Class PN, 6.000%, 01/25/32	6,594
3,246	Series 2005-123, Class FG, VAR, 0.714%, 07/25/34	3,239
57	Series 2006-12, Class PA, 5.500%, 03/25/25	58
908	Series 2006-15, Class OT, PO, 01/25/36	880
1,203	Series 2006-16, Class FC, VAR, 0.564%, 03/25/36	1,197
1,920	Series 2006-16, Class HZ, 5.500%, 03/25/36	2,119
854	Series 2006-23, Class KO, PO, 04/25/36	791
2,479	Series 2006-27, Class OH, PO, 04/25/36	2,250
1,052	Series 2006-33, Class ZB, 6.000%, 05/25/36	1,077
2,054	Series 2006-39, Class WC, 5.500%, 01/25/36	2,288
982	Series 2006-42, Class CF, VAR, 0.714%, 06/25/36	982
3,534	Series 2006-43, Class VB, 6.500%, 10/25/17	3,803
1,069	Series 2006-44, Class FP, VAR, 0.664%, 06/25/36	1,068
1,940	Series 2006-44, Class GO, PO, 06/25/36	1,799
5,727	Series 2006-44, Class P, PO, 12/25/33	5,281
1,712	Series 2006-46, Class UC, 5.500%, 12/25/35	1,908
1,192	Series 2006-50, Class JO, PO, 06/25/36	1,068
2,010	Series 2006-50, Class PS, PO, 06/25/36	1,869
4,350	Series 2006-53, Class US, IF, IO, 6.316%, 06/25/36	520
2,525	Series 2006-56, Class FT, VAR, 1.014%, 07/25/36	2,067

SEE NOTES TO FINANCIAL STATEMENTS.

138   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
893	Series 2006-58, Class AP, PO, 07/25/36	829
1,062	Series 2006-58, Class FL, VAR, 0.724%, 07/25/36	1,062
2,013	Series 2006-58, Class PO, PO, 07/25/36	1,789
648	Series 2006-59, Class CO, PO, 08/25/35	634
3,162	Series 2006-59, Class QO, PO, 01/25/33	3,006
1,310	Series 2006-63, Class ZH, 6.500%, 07/25/36	1,531
803	Series 2006-65, Class QO, PO, 07/25/36	729
1,432	Series 2006-72, Class GO, PO, 08/25/36	1,295
979	Series 2006-72, Class HO, PO, 08/25/26	922
1,331	Series 2006-72, Class TO, PO, 08/25/36	1,192
6,848	Series 2006-77, Class PC, 6.500%, 08/25/36	7,706
1,731	Series 2006-78, Class BZ, 6.500%, 08/25/36	1,923
1,302	Series 2006-79, Class DO, PO, 08/25/36	1,187
1,231	Series 2006-86, Class OB, PO, 09/25/36	1,114
1,168	Series 2006-90, Class AO, PO, 09/25/36	1,070
340	Series 2006-94, Class GK, HB, IF, 31.931%, 10/25/26	541
1,593	Series 2006-110, Class PO, PO, 11/25/36	1,404
638	Series 2006-111, Class EO, PO, 11/25/36	591
1,668	Series 2006-113, Class PO, PO, 07/25/36	1,563
1,456	Series 2006-115, Class OK, PO, 12/25/36	1,268
4,381	Series 2006-117, Class GS, IF, IO, 6.386%, 12/25/36	383
963	Series 2006-118, Class A2, VAR, 0.324%, 12/25/36	946
1,587	Series 2006-119, Class PO, PO, 12/25/36	1,421
2,326	Series 2006-120, Class IO, IO, 6.500%, 12/25/36	416
2,301	Series 2006-126, Class AO, PO, 01/25/37	2,066
3,295	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	530
290	Series 2007-1, Class SD, HB, IF, 37.417%, 02/25/37	386
3,041	Series 2007-7, Class SG, IF, IO, 6.236%, 08/25/36	341
7,941	Series 2007-14, Class ES, IF, IO, 6.176%, 03/25/37	1,059
1,443	Series 2007-14, Class OP, PO, 03/25/37	1,290
588	Series 2007-15, Class NO, PO, 03/25/22	557
2,557	Series 2007-16, Class FC, VAR, 1.014%, 03/25/37	2,582
3,498	Series 2007-16, Class FM, VAR, 0.494%, 03/25/37	3,483
2,422	Series 2007-22, Class SC, IF, IO, 5.816%, 03/25/37	201
1,500	Series 2007-24, Class GW, 5.500%, 03/25/29	1,656
333	Series 2007-39, Class EF, VAR, 0.514%, 05/25/37	327
753	Series 2007-43, Class FL, VAR, 0.564%, 05/25/37	750
1,500	Series 2007-47, Class PC, 5.000%, 07/25/33	1,598
3,350	Series 2007-54, Class FA, VAR, 0.664%, 06/25/37	3,349
5,386	Series 2007-54, Class WI, IF, IO, 5.836%, 06/25/37	631
2,948	Series 2007-60, Class AX, IF, IO, 6.886%, 07/25/37	430
2,500	Series 2007-61, Class PC, 5.500%, 07/25/34	2,725
3,238	Series 2007-64, Class FB, VAR, 0.634%, 07/25/37	3,240
8,701	Series 2007-65, Class KI, IF, IO, 6.356%, 07/25/37	746
9,884	Series 2007-72, Class EK, IF, IO, 6.136%, 07/25/37	991
2,897	Series 2007-75, Class EO, PO, 01/25/36	2,821
2,405	Series 2007-76, Class ZG, 6.000%, 08/25/37	2,658
3,277	Series 2007-77, Class FG, VAR, 0.764%, 03/25/37	3,283
1,500	Series 2007-78, Class CB, 6.000%, 08/25/37	1,690
2,000	Series 2007-79, Class PB, 5.000%, 04/25/29	2,097
393	Series 2007-79, Class SB, HB, IF, 23.050%, 08/25/37	576
1,020	Series 2007-88, Class VI, IF, IO, 6.276%, 09/25/37	133
3,305	Series 2007-91, Class ES, IF, IO, 6.196%, 10/25/37	477
867	Series 2007-97, Class MS, IF, 14.183%, 12/25/31	931
773	Series 2007-98, Class VA, 6.000%, 11/25/17	830
6,665	Series 2007-100, Class SM, IF, IO, 6.186%, 10/25/37	889
1,148	Series 2007-106, Class A7, VAR, 6.061%, 10/25/37	1,217
7,000	Series 2007-112, Class GB, 5.500%, 12/25/22	8,077
7,659	Series 2007-112, Class SA, IF, IO, 6.186%, 12/25/37	1,082
14,000	Series 2007-114, Class A6, VAR, 0.464%, 10/27/37	13,975
7,493	Series 2007-116, Class HI, IO, VAR, 6.329%, 01/25/38	513
512	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	31
5,712	Series 2008-1, Class BI, IF, IO, 5.646%, 02/25/38	589

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   139

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
1,999		Series 2008-10, Class XI, IF, IO, 5.966%, 03/25/38	213
1,701		Series 2008-12, Class IV, IO, 6.500%, 04/25/31	189
5,613		Series 2008-16, Class IS, IF, IO, 5.936%, 03/25/38	484
3,253		Series 2008-19, Class IC, IO, 5.000%, 03/25/23	394
3,701		Series 2008-20, Class SA, IF, IO, 6.726%, 03/25/38	495
1,308		Series 2008-27, Class SN, IF, IO, 6.636%, 04/25/38	155
2,134		Series 2008-32, Class SA, IF, IO, 6.586%, 04/25/38	303
12,399		Series 2008-35, Class AI, IO, VAR, 0.827%, 01/25/12	46
6,305		Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	72
5,218		Series 2008-36, Class IA, IO, 4.500%, 10/25/22	499
590		Series 2008-44, Class PO, PO, 05/25/38	560
4,589		Series 2008-47, Class SI, IF, IO, 6.236%, 06/25/23	466
6,000		Series 2008-51, Class BC, 4.500%, 06/25/23	6,605
2,188		Series 2008-53, Class CI, IF, IO, 6.936%, 07/25/38	246
523		Series 2008-59, Class IG, IO, 5.500%, 11/25/34	19
3,962		Series 2008-80, Class SA, IF, IO, 5.586%, 09/25/38	361
1,616		Series 2008-81, Class SB, IF, IO, 5.586%, 09/25/38	135
2,000		Series 2008-95, Class BA, 5.000%, 01/25/24	2,281
884		Series 2009-4, Class BD, 4.500%, 02/25/39	928
1,934		Series 2009-6, Class GS, IF, IO, 6.286%, 02/25/39	227
4,527		Series 2009-9, Class IO, IO, 5.000%, 02/25/24	551
3,519		Series 2009-12, Class IO, IO, 4.500%, 03/25/24	335
1,800		Series 2009-12, Class NI, IO, 5.500%, 08/25/22	114
2,900		Series 2009-14, Class YI, IO, 5.000%, 07/25/22	181
2,500		Series 2009-19, Class IP, IO, 5.500%, 10/25/36	781
1,319		Series 2009-47, Class MT, 7.000%, 07/25/39	1,448
4,556		Series 2009-52, Class PI, IO, 5.000%, 07/25/39	662
778		Series 2009-63, Class P, 5.000%, 03/25/37	831
1,192		Series 2009-69, Class PO, PO, 09/25/39	1,089
1,031		Series 2009-79, Class UA, 7.000%, 03/25/38	1,195
5,259		Series 2009-84, Class WS, IF, IO, 5.636%, 10/25/39	412
3,373		Series 2009-99, Class SC, IF, IO, 5.916%, 12/25/39	284
1,844		Series 2009-99, Class WA, VAR, 6.290%, 12/25/39	2,123
10,165		Series 2009-103, Class MB, 4.000%, 12/25/39	10,760
6,823		Series 2010-1, Class WA, VAR, 6.130%, 02/25/40 (m)	7,578
3,756		Series 2010-16, Class WA, 6.428%, 03/25/40	4,108
4,074		Series 2010-16, Class WB, 6.237%, 03/25/40	4,540
4,597		Series 2010-23, Class KS, IF, IO, 6.836%, 02/25/40	611
7,348		Series 2010-35, Class SB, IF, IO, 6.156%, 04/25/40	662
1,795		Series 2010-39, Class OT, PO, 10/25/35	1,591
2,442		Series 2010-47, Class AV, 5.000%, 05/25/21	2,683
2,215		Series 2010-61, Class WA, 5.950%, 06/25/40	2,441
12,572		Series 2010-64, Class DM, 5.000%, 06/25/40 (m)	13,647
8,245		Series 2010-68, Class SA, IF, IO, 4.736%, 07/25/40	700
28		Series G92-4, Class F, VAR, 2.040%, 12/25/21	28
124		Series G92-7, Class JQ, 8.500%, 01/25/22	149
25		Series G92-12, Class B, 7.700%, 02/25/22	29
38		Series G92-14, Class Z, 7.000%, 02/25/22	42
31		Series G92-15, Class Z, 7.000%, 01/25/22	31
—	(h)	Series G92-27, Class SQ, HB, IF, 1,698.030%, 05/25/22	21
25		Series G92-42, Class Z, 7.000%, 07/25/22	29
809		Series G92-44, Class ZQ, 8.000%, 07/25/22	963
139		Series G92-54, Class ZQ, 7.500%, 09/25/22	158
247		Series G92-61, Class Z, 7.000%, 10/25/22	276
26		Series G92-62, Class B, PO, 10/25/22	23
162		Series G93-1, Class KA, 7.900%, 01/25/23	188
107		Series G93-17, Class SI, IF, 6.000%, 04/25/23	115
884		Series G94-7, Class PJ, 7.500%, 05/17/24	1,040
140		Series G97-2, Class ZA, 8.500%, 02/17/27	169
		Federal National Mortgage Association STRIPS,
15		Series 23, Class 2, IO, 10.000%, 09/01/17	3
10		Series 59, Class 2, IO, 9.500%, 07/01/17	2
585		Series 213, Class 2, IO, 8.000%, 03/01/23	126
19		Series 265, Class 2, 9.000%, 03/01/24	22

SEE NOTES TO FINANCIAL STATEMENTS.

140   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
42	Series 285, Class 1, PO, 02/01/27	36
985	Series 331, Class 13, IO, 7.000%, 02/01/33	168
2,935	Series 339, Class 18, IO, 4.500%, 07/01/18	238
3,022	Series 339, Class 21, IO, 4.500%, 07/01/18	263
2,435	Series 339, Class 28, IO, 5.500%, 07/01/18	252
5,395	Series 345, Class 24, IO, VAR, 5.000%, 08/01/22	541
1,310	Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	174
1,879	Series 351, Class 7, IO, VAR, 5.000%, 04/01/34	225
2,662	Series 356, Class 3, IO, 5.000%, 01/01/35	333
4,221	Series 356, Class 39, IO, 5.000%, 01/01/20	428
3,956	Series 365, Class 8, IO, 5.500%, 05/01/36	482
817	Series 368, Class 3, IO, 4.500%, 11/01/20	68
1,534	Series 374, Class 5, IO, 5.500%, 08/01/36	186
4,805	Series 383, Class 32, IO, 6.000%, 01/01/38	745
777	Series 393, Class 6, IO, 5.500%, 04/25/37	126
	Federal National Mortgage Association Whole Loan,
2,245	Series 2001-W3, Class A, VAR, 7.000%, 09/25/41	2,602
26	Series 2002-W5, Class A10, IF, IO, 7.836%, 11/25/30	1
10,691	Series 2002-W10, Class IO, IO, VAR, 0.981%, 08/25/42	241
646	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	727
365	Series 2003-W1, Class 2A, VAR, 7.500%, 12/25/42	429
714	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	804
130	Series 2003-W4, Class 2A, 6.500%, 10/25/42	147
885	Series 2003-W8, Class 2A, 7.000%, 10/25/42	1,026
898	Series 2003-W8, Class 3F1, VAR, 0.664%, 05/25/42	891
980	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	1,058
1,097	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	1,272
1,399	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	1,622
1,419	Series 2005-W3, Class 2AF, VAR, 0.484%, 03/25/45	1,413
1,236	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	1,349
1,739	Series 2006-W2, Class 1AF1, VAR, 0.484%, 02/25/36	1,724
1,095	Series 2006-W3, Class 1AF1, VAR, 0.504%, 10/25/46	1,091
1,344	Series 2006-W3, Class 2A, 6.000%, 09/25/46	1,467
16,723	Series 2007-W1, Class 1AF1, VAR, 0.524%, 11/25/46 (m)	16,635
3,152	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	3,550
492	Series 2007-W7, Class 1A4, HB, IF, 37.598%, 07/25/37	714
	Government National Mortgage Association,
114	Series 1994-4, Class KQ, 7.988%, 07/16/24	135
1,711	Series 1994-7, Class PQ, 6.500%, 10/16/24	1,929
237	Series 1996-16, Class E, 7.500%, 08/16/26 (m)	275
47	Series 1997-2, Class E, 7.500%, 02/20/27	55
54	Series 1997-11, Class D, 7.500%, 07/20/27	63
97	Series 1998-26, Class K, 7.500%, 09/17/25	113
561	Series 1999-4, Class ZB, 6.000%, 02/20/29	611
177	Series 1999-41, Class Z, 8.000%, 11/16/29	210
21	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	27
98	Series 1999-44, Class PC, 7.500%, 12/20/29	115
471	Series 1999-44, Class ZG, 8.000%, 12/20/29	559
282	Series 2000-6, Class Z, 7.500%, 02/20/30	331
432	Series 2000-7, Class ST, HB, IF, 37.942%, 01/16/30	917
191	Series 2000-9, Class Z, 8.000%, 06/20/30	228
1,100	Series 2000-9, Class ZJ, 8.500%, 02/16/30	1,322
799	Series 2000-10, Class ZP, 7.500%, 02/16/30	883
427	Series 2000-12, Class ST, HB, IF, 37.942%, 02/16/30	871
110	Series 2000-16, Class ZN, 7.500%, 02/16/30	120
986	Series 2000-21, Class Z, 9.000%, 03/16/30	1,185
158	Series 2000-26, Class Z, 7.750%, 09/20/30	188
60	Series 2000-36, Class HC, 7.330%, 11/20/30	70
34	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	9
175	Series 2000-38, Class AH, 7.150%, 12/20/30	203
1,906	Series 2001-21, Class PE, 6.500%, 05/16/31	2,150
310	Series 2001-31, Class SJ, HB, IF, 27.068%, 02/20/31	519
23	Series 2001-32, Class WA, IF, 19.459%, 07/20/31	35
206	Series 2001-35, Class SA, IF, IO, 7.974%, 08/16/31	52
190	Series 2001-36, Class S, IF, IO, 7.774%, 08/16/31	40
1,319	Series 2001-53, Class SR, IF, IO, 7.884%, 10/20/31	142
72	Series 2001-55, Class SF, HB, IF, 25.362%, 11/20/31	110

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   141

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
777	Series 2002-4, Class TD, 7.000%, 01/20/32	899
224	Series 2002-7, Class PG, 6.500%, 01/20/32	253
840	Series 2002-24, Class AG, IF, IO, 7.674%, 04/16/32	163
229	Series 2002-24, Class SB, IF, 11.511%, 04/16/32	277
641	Series 2002-24, Class Z, 8.500%, 04/16/32	771
1,730	Series 2002-31, Class SE, IF, IO, 7.224%, 04/16/30	248
70	Series 2002-33, Class SY, IF, 9.000%, 02/26/23	83
575	Series 2002-40, Class UK, 6.500%, 06/20/32	611
152	Series 2002-41, Class LS, IF, 9.000%, 06/16/32	180
338	Series 2002-45, Class QE, 6.500%, 06/20/32	370
437	Series 2002-47, Class PG, 6.500%, 07/16/32	493
57	Series 2002-51, Class SG, HB, IF, 31.346%, 04/20/31	92
226	Series 2002-54, Class GB, 6.500%, 08/20/32	244
376	Series 2002-69, Class PO, PO, 02/20/32	363
314	Series 2002-70, Class AV, 6.000%, 03/20/12	322
546	Series 2002-70, Class PS, IF, IO, 7.434%, 08/20/32	54
183	Series 2002-88, Class VA, 6.000%, 12/20/17	184
1,293	Series 2002-92, Class TK, IO, 5.500%, 05/16/31	59
417	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	26
380	Series 2003-4, Class NY, 5.500%, 12/20/13	408
747	Series 2003-8, Class PO, PO, 01/16/32	723
1,953	Series 2003-11, Class SK, IF, IO, 7.424%, 02/16/33	320
4,539	Series 2003-12, Class VI, IO, 5.500%, 10/17/22	832
53	Series 2003-24, Class PO, PO, 03/16/33	46
823	Series 2003-34, Class TO, PO, 02/16/32	801
1,905	Series 2003-41, Class ID, IO, 5.500%, 05/20/33	403
2,861	Series 2003-46, Class IH, IO, 5.500%, 12/20/32	316
41	Series 2003-66, Class ED, 5.000%, 08/20/28	41
669	Series 2003-76, Class LS, IF, IO, 6.934%, 09/20/31	55
121	Series 2003-90, Class PO, PO, 10/20/33	105
227	Series 2003-98, Class PC, 5.000%, 02/20/29	229
1,768	Series 2003-112, Class SA, IF, IO, 6.274%, 12/16/33	261
6,000	Series 2003-112, Class TS, IF, IO, 6.684%, 10/20/32	992
5,345	Series 2004-11, Class SW, IF, IO, 5.234%, 02/20/34	650
426	Series 2004-15, Class SA, IF, 18.930%, 12/20/32	508
723	Series 2004-24, Class SA, IF, IO, 6.924%, 04/16/31	10
310	Series 2004-28, Class S, IF, 18.904%, 04/16/34	443
650	Series 2004-34, Class SZ, IF, 7.500%, 02/20/34	688
701	Series 2004-46, Class AO, PO, 06/20/34	634
4,341	Series 2004-59, Class SG, IF, IO, 6.234%, 07/20/34	575
1,140	Series 2004-68, Class PO, PO, 05/20/31	1,105
240	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	260
330	Series 2004-73, Class AE, IF, 14.294%, 08/17/34	397
4,957	Series 2004-73, Class JL, IF, IO, 6.274%, 09/16/34	741
1,620	Series 2004-85, Class PO, PO, 01/17/33	1,558
2,597	Series 2004-90, Class SI, IF, IO, 5.834%, 10/20/34	319
2,179	Series 2005-3, Class SB, IF, IO, 5.834%, 01/20/35	269
4,284	Series 2005-17, Class SL, IF, IO, 6.434%, 07/20/34	685
700	Series 2005-26, Class VI, IO, 5.500%, 01/20/35	157
332	Series 2005-35, Class FL, VAR, 0.616%, 03/20/32	331
3,287	Series 2005-58, Class NI, IO, 5.500%, 08/20/35	890
1,074	Series 2005-68, Class DP, IF, 15.779%, 06/17/35	1,351
5,122	Series 2005-68, Class KI, IF, IO, 6.034%, 09/20/35	787
1,168	Series 2005-69, Class SY, IF, IO, 6.484%, 11/20/33	200
1,310	Series 2005-72, Class AZ, 5.500%, 09/20/35	1,478
2,179	Series 2005-85, Class IO, IO, 5.500%, 01/16/35	290
545	Series 2005-93, Class JO, PO, 03/20/31	533
1,109	Series 2006-16, Class OP, PO, 03/20/36	1,034
860	Series 2006-34, Class PO, PO, 07/20/36	797

SEE NOTES TO FINANCIAL STATEMENTS.

142   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,290	Series 2006-38, Class SW, IF, IO, 6.234%, 06/20/36	299
920	Series 2006-59, Class SD, IF, IO, 6.434%, 10/20/36	87
3,228	Series 2007-9, Class DI, IF, IO, 6.244%, 03/20/37	362
985	Series 2007-17, Class AF, VAR, 0.476%, 04/16/37	980
4,986	Series 2007-17, Class JI, IF, IO, 6.534%, 04/16/37	667
686	Series 2007-17, Class JO, PO, 04/16/37	652
589	Series 2007-25, Class FN, VAR, 0.576%, 05/16/37	587
4,328	Series 2007-26, Class SC, IF, IO, 5.934%, 05/20/37	421
10,378	Series 2007-26, Class SW, IF, IO, 5.934%, 05/20/37	1,038
1,708	Series 2007-27, Class MI, IO, 5.500%, 09/20/36	156
197	Series 2007-28, Class BO, PO, 05/20/37	183
494	Series 2007-35, Class TO, PO, 04/20/35	484
183	Series 2007-36, Class HO, PO, 06/16/37	171
3,663	Series 2007-36, Class SE, IF, IO, 6.194%, 06/16/37	430
5,767	Series 2007-36, Class SG, IF, IO, 6.204%, 06/20/37	576
3,076	Series 2007-40, Class SD, IF, IO, 6.484%, 07/20/37	298
3,044	Series 2007-42, Class SB, IF, IO, 6.484%, 07/20/37	292
1,328	Series 2007-45, Class QA, IF, IO, 6.374%, 07/20/37	166
3,088	Series 2007-50, Class AI, IF, IO, 6.509%, 08/20/37	296
619	Series 2007-53, Class SW, IF, 19.406%, 09/20/37	801
2,998	Series 2007-57, Class PO, PO, 03/20/37	2,734
3,041	Series 2007-57, Class QA, IF, IO, 6.234%, 10/20/37	333
2,000	Series 2007-70, Class TA, 5.750%, 08/20/36	2,148
4,396	Series 2007-71, Class SB, IF, IO, 6.434%, 07/20/36	331
5,478	Series 2007-74, Class SL, IF, IO, 6.264%, 11/16/37	808
2,968	Series 2007-76, Class SA, IF, IO, 6.264%, 11/20/37	297
4,449	Series 2007-79, Class SY, IF, IO, 6.284%, 12/20/37	393
1,518	Series 2007-81, Class SP, IF, IO, 6.384%, 12/20/37	133
1,191	Series 2007-82, Class SA, IF, IO, 6.264%, 12/20/37	119
2,143	Series 2008-2, Class MS, IF, IO, 6.884%, 01/16/38	235
1,530	Series 2008-10, Class S, IF, IO, 5.564%, 02/20/38	108
5,086	Series 2008-13, Class PI, IO, 5.500%, 02/16/38	1,019
1,402	Series 2008-20, Class PO, PO, 09/20/37	1,325
1,553	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	112
3,099	Series 2008-25, Class SB, IF, IO, 6.634%, 03/20/38	292
1,427	Series 2008-29, Class PO, PO, 02/17/33	1,334
2,961	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	434
1,331	Series 2008-33, Class XS, IF, IO, 7.424%, 04/16/38	155
1,500	Series 2008-36, Class AY, 5.000%, 04/16/23	1,712
3,236	Series 2008-36, Class SH, IF, IO, 6.034%, 04/20/38	274
7,212	Series 2008-40, Class SA, IF, IO, 6.124%, 05/16/38	1,013
3,569	Series 2008-41, Class SA, IF, IO, 6.074%, 05/20/38	305
845	Series 2008-47, Class V, 5.500%, 05/16/19	965
2,108	Series 2008-55, Class SA, IF, IO, 5.934%, 06/20/38	197
1,833	Series 2008-60, Class PO, PO, 01/20/38	1,770
8,989	Series 2008-62, Class SA, IF, IO, 5.884%, 07/20/38	1,090
3,316	Series 2008-64, Class ED, 6.500%, 04/20/28	3,492
1,024	Series 2008-71, Class SC, IF, IO, 5.734%, 08/20/38	100
2,588	Series 2008-93, Class AS, IF, IO, 5.434%, 12/20/38	179
2,131	Series 2008-96, Class SL, IF, IO, 5.734%, 12/20/38	169
3,481	Series 2009-6, Class SA, IF, IO, 5.824%, 02/16/39	269
5,033	Series 2009-10, Class SA, IF, IO, 5.684%, 02/20/39	432
3,702	Series 2009-10, Class SL, IF, IO, 6.224%, 03/16/34	340
5,000	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	1,299

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   143

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,693	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	322
2,828	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	296
4,156	Series 2009-24, Class DS, IF, IO, 6.034%, 03/20/39	344
2,010	Series 2009-25, Class SE, IF, IO, 7.334%, 09/20/38	237
1,597	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	186
2,727	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	315
2,344	Series 2009-38, Class IO, IO, 5.000%, 09/16/31	169
7,036	Series 2009-42, Class SC, IF, IO, 5.814%, 06/20/39	641
3,577	Series 2009-43, Class SA, IF, IO, 5.684%, 06/20/39	301
919	Series 2009-44, Class VA, 5.500%, 05/16/20	1,008
1,475	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	136
6,245	Series 2009-67, Class SA, IF, IO, 5.774%, 08/16/39	569
970	Series 2009-79, Class OK, PO, 11/16/37	904
7,345	Series 2009-83, Class TS, IF, IO, 5.834%, 08/20/39	654
2,355	Series 2009-104, Class AB, 7.000%, 08/16/39	2,671
6,244	Series 2009-106, Class AS, IF, IO, 6.124%, 11/16/39	499
2,500	Series 2010-14, Class CO, PO, 08/20/35	1,981
4,768	Series 2010-41, Class WA, VAR, 5.867%, 10/20/33	5,230
3,000	Series 2010-103, Class WA, VAR, 5.768%, 08/20/34	3,364
	Vendee Mortgage Trust,
6,958	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	7,849
877	Series 1996-1, Class 1Z, 6.750%, 02/15/26	957
484	Series 1996-2, Class 1Z, 6.750%, 06/15/26	559
954	Series 1997-1, Class 2Z, 7.500%, 02/15/27	1,118
715	Series 1998-1, Class 2E, 7.000%, 03/15/28	827
		934,392
	Non-Agency CMO — 26.8%
	ABN Amro Mortgage Corp.,
665	Series 2003-6, Class 2A1, 4.644%, 05/25/18	670
125	Series 2003-7, Class A3, 4.500%, 07/25/18	128
132	Series 2003-9, Class A2, 4.500%, 08/25/18	131
	American General Mortgage Loan Trust,
1,713	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	1,842
4,000	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	4,103
3,000	Series 2009-1, Class A5, VAR, 5.750%, 09/25/48 (e)	3,093
5,300	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	5,106
3,293	Series 2010-1A, Class A1, VAR, 5.150%, 03/25/58 (e)	3,378
1,712	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.159%, 09/25/35	718
	ASG Resecuritization Trust,
1,686	Series 2009-1, Class A60, VAR, 5.489%, 06/26/37 (e)	1,703
2,343	Series 2009-2, Class A55, VAR, 5.570%, 05/24/36 (e)	2,361
5,592	Series 2009-3, Class A65, VAR, 5.438%, 03/26/37 (e)	5,580
5,949	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	6,009
5,172	Series 2010-1, Class A85, VAR, 0.727%, 02/27/36 (e)	4,810
10,957	Series 2010-2, Class A60, VAR, 5.189%, 01/28/37 (e)	10,902
4,393	Series 2010-3, Class 2A22, VAR, 0.523%, 10/28/36 (e)	4,283
	Banc of America Alternative Loan Trust,
347	Series 2003-3, Class APO, PO, 05/25/33	229
2,836	Series 2003-7, Class 2A4, 5.000%, 09/25/18	2,919
1,141	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	1,167
931	Series 2003-11, Class 2A1, 6.000%, 01/25/34	978
476	Series 2003-11, Class PO, PO, 01/25/34	330
449	Series 2004-1, Class 5A1, 5.500%, 02/25/19	450
1,235	Series 2004-6, Class 3A2, 6.000%, 07/25/34	1,260
4,665	Series 2005-1, Class CBIO, IO, 5.500%, 02/25/35	723
4,109	Series 2005-12, Class CBIO, IO, 5.750%, 01/25/36	609
	Banc of America Funding Corp.,
1,153	Series 2003-3, Class 1A33, 5.500%, 10/25/33	1,176
420	Series 2004-1, Class PO, PO, 03/25/34	302
1,878	Series 2004-3, Class 1A1, 5.500%, 10/25/34	1,929
469	Series 2004-3, Class 1A7, 5.500%, 10/25/34	468

SEE NOTES TO FINANCIAL STATEMENTS.

144   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,307	Series 2004-C, Class 1A1, VAR, 5.032%, 12/20/34	2,359
2,446	Series 2005-1, Class 30IO, IO, 5.500%, 02/25/35	375
567	Series 2005-4, Class 30PO, PO, 08/25/35	358
1,402	Series 2005-6, Class 2A7, 5.500%, 10/25/35	1,310
220	Series 2005-7, Class 30PO, PO, 11/25/35	139
1,059	Series 2005-8, Class 30PO, PO, 01/25/36	665
2,087	Series 2005-E, Class 4A1, VAR, 2.959%, 03/20/35	1,999
1,207	Series 2010-R4, Class 5A1, VAR, 0.412%, 07/26/36 (e)	1,165
4,418	Series 2010-R5, Class 5A6, VAR, 0.562%, 05/26/37 (e)	4,383
861	Series 2010-R7, Class A1, VAR, 0.442%, 06/25/46 (e)	837
	Banc of America Mortgage Securities, Inc.,
637	Series 2003-3, Class 2A1, VAR, 0.814%, 05/25/18	606
1,852	Series 2003-6, Class 2A1, VAR, 0.714%, 08/25/18	1,785
1,317	Series 2003-8, Class 2A5, 5.000%, 11/25/18	1,368
238	Series 2003-8, Class APO, PO, 11/25/33	171
173	Series 2003-9, Class 1A2, PO, 12/25/33	149
1,637	Series 2003-A, Class 4A1, VAR, 3.226%, 02/25/33	1,609
1,333	Series 2003-C, Class 3A1, VAR, 3.028%, 04/25/33	1,373
2,473	Series 2003-E, Class 2A2, VAR, 2.870%, 06/25/33 (a)	2,314
5,058	Series 2004-3, Class 15IO, IO, VAR, 0.230%, 04/25/19	20
452	Series 2004-4, Class 1A9, 5.000%, 05/25/34	456
312	Series 2004-4, Class APO, PO, 05/25/34	226
40,647	Series 2004-5, Class 15IO, IO, VAR, 0.240%, 06/25/19	196
469	Series 2004-6, Class APO, PO, 07/25/34	322
225	Series 2004-9, Class 3A1, 6.500%, 09/25/32	232
1,760	Series 2004-C, Class 2A2, VAR, 3.008%, 04/25/34	1,731
1,581	Series 2004-J, Class 3A1, VAR, 5.096%, 11/25/34	1,451
	BCAP LLC Trust,
2,872	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	2,843
2,203	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	2,225
1,085	Series 2009-RR13, Class 11A1, VAR, 5.250%, 05/26/37 (e)	1,080
2,000	Series 2009-RR14, Class 3A2, VAR, 2.918%, 08/26/35 (e)	1,880
1,747	Series 2009-RR14, Class 4A1, VAR, 5.649%, 03/26/36 (e)	1,738
2,411	Series 2010-RR4, Class 2A1, VAR, 1.012%, 06/26/37 (e)	2,339
2,747	Series 2010-RR5, Class 1A4, VAR, 5.000%, 11/26/37 (e)	2,761
3,800	Series 2010-RR5, Class 2A5, VAR, 5.183%, 04/26/37 (e)	3,766
2,341	Series 2010-RR6, Class 5A1, VAR, 5.500%, 11/26/37 (e)	2,353
5,520	Series 2010-RR7, Class 15A1, VAR, 1.142%, 01/26/36 (e)	5,023
2,417	Series 2010-RR7, Class 16A1, VAR, 1.086%, 02/26/47 (e)	2,236
8,000	Series 2010-RR7, Class 1A5, VAR, 5.033%, 04/26/35 (e)	8,040
12,861	Series 2010-RR7, Class 2A1, VAR, 5.104%, 07/26/45 (e)	12,989
1,939	Series 2010-RR8, Class 3A3, VAR, 5.121%, 05/26/35 (e)	1,981
	Bear Stearns Adjustable Rate Mortgage Trust,
1,397	Series 2003-4, Class 3A1, VAR, 4.997%, 07/25/33	1,425
529	Series 2003-7, Class 3A, VAR, 3.011%, 10/25/33	511
1,026	Series 2004-1, Class 12A1, VAR, 3.136%, 04/25/34	925
1,972	Series 2004-2, Class 14A, VAR, 5.137%, 05/25/34	2,061
2,981	Series 2005-5, Class A1, VAR, 2.300%, 08/25/35	2,825
3,664	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	3,273
1,897	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, SUB, 5.250%, 10/25/33	1,930
742	Cendant Mortgage Corp., Series 2003-9, Class 1P, PO, 11/25/33	470
	Chase Mortgage Finance Corp.,
708	Series 2003-S2, Class A1, 5.000%, 03/25/18	725
515	Series 2003-S6, Class A1, 5.000%, 06/25/18	531
974	Series 2003-S10, Class AP, PO, 11/25/18	774
893	Series 2007-A1, Class 2A1, VAR, 2.894%, 02/25/37	881

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   145

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,380	Series 2007-A1, Class 7A1, VAR, 2.926%, 02/25/37	1,404
1,685	Series 2007-A1, Class 9A1, VAR, 4.315%, 02/25/37	1,690
	Citicorp Mortgage Securities, Inc.,
75	Series 2002-11, Class 1A14, 6.000%, 11/25/32	78
1,984	Series 2003-6, Class 1A2, 4.500%, 05/25/33	2,001
450	Series 2003-8, Class APO, PO, 08/25/33	307
1,926	Series 2004-1, Class 3A1, 4.750%, 01/25/34	1,976
2,510	Series 2004-5, Class 2A5, 4.500%, 08/25/34	2,575
3,297	Series 2007-3, Class 1A6, IF, IO, 5.136%, 04/25/37	219
	Citigroup Mortgage Loan Trust, Inc.,
1,514	Series 2003-1, Class 2A5, 5.250%, 10/25/33	1,565
584	Series 2003-1, Class PO3, PO, 09/25/33	373
71	Series 2003-1, Class WA2, 6.500%, 06/25/31	74
154	Series 2003-1, Class WPO2, PO, 06/25/31	115
182	Series 2003-UP3, Class A3, 7.000%, 09/25/33	186
1,011	Series 2003-UST1, Class A1, 5.500%, 12/25/18	1,051
223	Series 2003-UST1, Class PO1, PO, 12/25/18	175
111	Series 2003-UST1, Class PO2, PO, 12/25/18	90
82	Series 2003-UST1, Class PO3, PO, 12/25/18	65
1,083	Series 2004-UST1, Class A3, VAR, 2.710%, 08/25/34	1,062
1,543	Series 2004-UST1, Class A6, VAR, 5.081%, 08/25/34	1,520
407	Series 2005-1, Class 2A1A, VAR, 3.074%, 04/25/35	237
1,200	Series 2005-5, Class 1A2, VAR, 2.679%, 08/25/35	656
2,937	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	2,944
1,433	Series 2010-7, Class 10A1, VAR, 2.866%, 02/25/35 (e)	1,426
	Countrywide Alternative Loan Trust,
363	Series 2002-8, Class A4, 6.500%, 07/25/32	352
476	Series 2003-6T2, Class A6, 5.500%, 06/25/33	376
473	Series 2003-J1, Class PO, PO, 10/25/33	352
1,498	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,397
2,700	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	2,697
252	Series 2004-J3, Class 4A1, 4.750%, 04/25/19	256
3,268	Series 2005-1CB, Class 1A6, IF, IO, 6.836%, 03/25/35	468
576	Series 2005-5R, Class A1, 5.250%, 12/25/18	594
9,175	Series 2005-20CB, Class 3A8, IF, IO, 4.486%, 07/25/35	849
649	Series 2005-26CB, Class A10, IF, 12.572%, 07/25/35	663
272	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	259
410	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	326
2,054	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	1,653
13,617	Series 2005-54CB, Class 1A2, IF, IO, 4.586%, 11/25/35	1,471
217	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	204
1,586	Series 2005-57CB, Class 3A2, IF, IO, 4.836%, 12/25/35	192
893	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	545
1,246	Series 2005-86CB, Class A11, 5.500%, 02/25/36	849
8,992	Series 2005-22T1, Class A2, IF, IO, 4.806%, 06/25/35	946
14,732	Series 2005-37T1, Class A2, IF, IO, 4.786%, 09/25/35	1,798
6,331	Series 2005-J1, Class 1A4, IF, IO, 4.836%, 02/25/35	583
34,074	Series 2006-7CB, Class 1A2, IF, IO, 5.036%, 05/25/36	3,950
1,376	Series 2006-26CB, Class A9, 6.500%, 09/25/36	961
2,500	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37 (f) (i)	607
	Countrywide Home Loan Mortgage Pass-Through Trust,
2,035	Series 2002-36, Class A22, 6.000%, 01/25/33	2,012
235	Series 2003-18, Class A12, 5.500%, 07/25/33	222
1,120	Series 2003-26, Class 1A6, 3.500%, 08/25/33	1,062
116	Series 2003-34, Class A11, 5.250%, 09/25/33	118
600	Series 2003-34, Class A6, 5.250%, 09/25/33	620
2,836	Series 2003-39, Class A6, 5.000%, 10/25/33	2,840
212	Series 2003-44, Class A9, PO, 10/25/33	179
769	Series 2003-J7, Class 4A3, IF, 9.432%, 08/25/18	804
322	Series 2003-J10, Class 2A1, 5.000%, 11/25/18	333
2,136	Series 2003-J13, Class 1A7, 5.250%, 01/25/34	2,183

SEE NOTES TO FINANCIAL STATEMENTS.

146   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
365	Series 2004-3, Class PO, PO, 04/25/34	261
298	Series 2004-7, Class 2A1, VAR, 2.424%, 06/25/34	282
1,578	Series 2004-28R, Class A1, 5.500%, 08/25/33	1,613
445	Series 2004-HYB1, Class 2A, VAR, 3.297%, 05/20/34	375
1,599	Series 2004-HYB3, Class 2A, VAR, 2.612%, 06/20/34	1,310
1,098	Series 2004-HYB6, Class A3, VAR, 3.399%, 11/20/34	928
911	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	945
1,166	Series 2005-16, Class A23, 5.500%, 09/25/35	1,046
2,914	Series 2005-22, Class 2A1, VAR, 5.021%, 11/25/35	2,163
9,117	Series 2007-4, Class 1A52, IF, IO, 5.136%, 05/25/37	929
	Credit Suisse Mortgage Capital Certificates,
3,991	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	3,991
1,840	Series 2009-12R, Class 7A1, 5.500%, 10/27/35 (e)	1,851
7,225	Series 2010-11R, Class A1, VAR, 1.260%, 06/28/47 (e)	7,252
	CS First Boston Mortgage Securities Corp.,
1,479	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,324
3,560	Series 2003-27, Class 5A3, 5.250%, 11/25/33	3,648
1,017	Series 2003-29, Class 1A1, 6.500%, 12/25/33	1,051
689	Series 2003-29, Class 5A1, 7.000%, 12/25/33	713
1,542	Series 2003-AR15, Class 3A1, VAR, 2.748%, 06/25/33	1,499
134	Series 2004-4, Class 3A5, 5.500%, 08/25/34	133
3,075	Series 2004-8, Class 3A5, 5.500%, 12/25/34	3,074
3,592	Series 2005-4, Class 2X, IO, VAR, 5.500%, 06/25/35	560
2,473	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	392
1,199	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-1, Class 2A1, VAR, 5.585%, 02/25/20	1,170
1,255	Deutsche Mortgage Securities, Inc., Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	1,224
	First Horizon Alternative Mortgage Securities,
1,653	Series 2004-AA4, Class A1, VAR, 2.255%, 10/25/34	1,415
501	Series 2005-AA5, Class 1A2, VAR, 2.330%, 07/25/35	124
897	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	697
12,733	Series 2007-FA4, Class 1A2, IF, IO, 5.386%, 08/25/37	1,668
	First Horizon Asset Securities, Inc.,
484	Series 2003-7, Class 2A1, 4.500%, 09/25/18	503
564	Series 2003-8, Class 2A1, 4.500%, 09/25/18	583
2,002	Series 2003-9, Class 1A6, 5.500%, 11/25/33	1,940
366	Series 2004-4, Class 2A2, 4.500%, 07/25/19	370
728	Series 2004-AR2, Class 2A1, VAR, 2.884%, 05/25/34	685
890	Series 2004-AR7, Class 2A1, VAR, 2.870%, 02/25/35 (m)	872
685	Series 2004-AR7, Class 2A2, VAR, 2.870%, 02/25/35	635
1,711	Series 2005-AR1, Class 2A2, VAR, 2.875%, 04/25/35	1,746
	GMAC Mortgage Corp. Loan Trust,
1,236	Series 2003-AR1, Class A4, VAR, 3.784%, 10/19/33	1,220
3,176	Series 2003-AR2, Class 2A4, VAR, 3.684%, 12/19/33	3,083
351	Series 2003-J7, Class A10, 5.500%, 11/25/33	364
1,406	Series 2003-J7, Class A7, 5.000%, 11/25/33	1,339
368	Series 2003-J8, Class A, 5.250%, 12/25/33	382
544	Series 2004-J2, Class A2, VAR, 0.764%, 06/25/34	503
3,365	Series 2004-J5, Class A7, 6.500%, 01/25/35	3,445
2,316	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	2,384
757	Series 2005-AR3, Class 3A3, VAR, 3.241%, 06/19/35	724
3,424	Series 2005-AR3, Class 3A4, VAR, 3.241%, 06/19/35	2,701
9,216	Series 2010-1, Class A, 5.000%, 07/25/40 (e)	9,392
	GSMPS Mortgage Loan Trust,
782	Series 2001-2, Class A, VAR, 7.500%, 06/19/32 (e)	681
393	Series 2004-4, Class 1AF, VAR, 0.664%, 06/25/34 (e)	319
789	Series 2005-RP2, Class 1AF, VAR, 0.614%, 03/25/35 (e)	653
1,775	Series 2005-RP3, Class 1AF, VAR, 0.614%, 09/25/35 (e)	1,490
4,231	Series 2006-RP2, Class 1AS2, IF, IO, 5.461%, 04/25/36 (e)	808
	GSR Mortgage Loan Trust,
293	Series 2003-6F, Class A2, VAR, 0.664%, 09/25/32	275
1,449	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	1,505

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   147

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
916	Series 2003-13, Class 1A1, VAR, 4.456%, 10/25/33	926
192	Series 2004-3F, Class 3A8, 13.500%, 02/25/34	194
3,388	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	3,467
265	Series 2004-10F, Class 1A1, 4.500%, 08/25/19	266
283	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	290
296	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	200
2,098	Series 2005-5F, Class 2A3, 5.500%, 06/25/35	2,125
3,437	Series 2005-5F, Class 8A3, VAR, 0.764%, 06/25/35	3,097
4,832	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	4,365
1,399	Series 2006-1F, Class 1AP, PO, 02/25/36	916
7,700	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	5,837
3,100	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	2,860
730	Impac CMB Trust, Series 2005-2, Class 2M1, VAR, 0.784%, 04/25/35	461
1,724	Impac Secured Assets CMN Owner Trust, Series 2006-2, Class 2A1, VAR, 0.614%, 08/25/36	1,489
	Indymac Index Mortgage Loan Trust,
11,346	Series 2005-AR11, Class A7, IO, VAR, 0.394%, 08/25/35	99
394	Series 2006-AR3, Class 2A1A, VAR, 5.649%, 03/25/36	208
	JP Morgan Mortgage Trust,
1,195	Series 2004-A3, Class 4A1, VAR, 4.283%, 07/25/34	1,210
1,209	Series 2004-A4, Class 1A1, VAR, 4.591%, 09/25/34	1,234
884	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	917
2,000	Series 2005-A1, Class 3A4, VAR, 5.012%, 02/25/35	2,000
2,728	Series 2005-A1, Class 5A1, VAR, 4.479%, 02/25/35	2,737
3,815	Series 2006-A2, Class 4A1, VAR, 2.932%, 08/25/34	3,708
1,660	Series 2006-A2, Class 5A3, VAR, 3.284%, 11/25/33	1,618
1,337	Series 2006-A3, Class 6A1, VAR, 3.011%, 08/25/34	1,224
1,186	Series 2007-A1, Class 5A2, VAR, 3.322%, 07/25/35	1,104
1,821	JP Morgan Reremic, Series 2010-4, Class 7A1, VAR, 4.337%, 08/26/35 (e)	1,826
65	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	63
	Lehman Mortgage Trust,
1,720	Series 2006-2, Class 1A1, VAR, 6.403%, 04/25/36	1,599
919	Series 2007-6, Class 1A8, 6.000%, 07/25/37	605
1,500	Series 2008-2, Class 1A6, 6.000%, 03/25/38	1,196
	LVII Resecuritization Trust,
961	Series 2009-1, Class A1, VAR, 5.949%, 11/27/37 (e)	981
3,209	Series 2009-2, Class A2, VAR, 3.000%, 09/27/37 (e)	3,208
5,000	Series 2009-2, Class A3, VAR, 3.000%, 09/27/37 (e)	4,987
	MASTR Adjustable Rate Mortgages Trust,
303	Series 2004-3, Class 4A2, VAR, 2.322%, 04/25/34	274
98	Series 2004-4, Class 2A1, VAR, 2.905%, 05/25/34	52
1,037	Series 2004-13, Class 2A1, VAR, 2.961%, 04/21/34	1,025
5,429	Series 2004-13, Class 3A6, VAR, 2.906%, 11/21/34	5,397
327	Series 2004-15, Class 3A1, VAR, 3.558%, 12/25/34	255
	MASTR Alternative Loans Trust,
560	Series 2003-4, Class 2A1, 6.250%, 06/25/33	549
594	Series 2003-8, Class 3A1, 5.500%, 12/25/33	596
1,560	Series 2003-8, Class 5A1, 5.000%, 11/25/18	1,609
316	Series 2003-9, Class 8A1, 6.000%, 01/25/34	304
206	Series 2004-1, Class 30PO, PO, 02/25/34	132
1,039	Series 2004-3, Class 2A1, 6.250%, 04/25/34	1,070
458	Series 2004-3, Class 30PO, PO, 04/25/34	310
460	Series 2004-3, Class 30X1, IO, 6.000%, 04/25/34	71
493	Series 2004-5, Class 30PO, PO, 06/25/34	354
237	Series 2004-5, Class 30X1, IO, 6.000%, 06/25/34	35
264	Series 2004-6, Class 30X1, IO, 5.500%, 07/25/34	49
2,514	Series 2004-6, Class 7A1, 6.000%, 07/25/34	2,513
235	Series 2004-7, Class 30PO, PO, 08/25/34	158
906	Series 2004-7, Class AX1, IO, 5.500%, 08/25/34	166
979	Series 2004-10, Class 1A1, 4.500%, 09/25/19	990
3,838	Series 2005-3, Class AX2, IO, 6.000%, 04/25/35	576

SEE NOTES TO FINANCIAL STATEMENTS.

148   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
		MASTR Asset Securitization Trust,
907		Series 2003-2, Class 1A1, 5.000%, 03/25/18	928
385		Series 2003-2, Class 2A1, 4.500%, 03/25/18	386
1,494		Series 2003-3, Class 3A18, 5.500%, 04/25/33	1,467
313		Series 2003-4, Class 3A2, 5.000%, 05/25/18	313
315		Series 2003-4, Class 5A1, 5.500%, 05/25/33	328
484		Series 2003-7, Class 4A1, 4.250%, 09/25/33	484
537		Series 2003-8, Class 1A1, 5.500%, 09/25/33	546
548		Series 2003-8, Class 3A2, VAR, 0.664%, 09/25/33	541
717		Series 2003-9, Class 15PO, PO, 10/25/18	570
263		Series 2003-10, Class 15PO, PO, 11/25/18	206
209		Series 2003-11, Class 15PO, PO, 12/25/18	174
1,148		Series 2003-12, Class 6A1, 5.000%, 12/25/33	1,176
247		Series 2004-1, Class 30PO, PO, 02/25/34	156
265		Series 2004-3, Class PO, PO, 03/25/34	203
1,009		Series 2004-4, Class 3A1, 4.500%, 04/25/19	1,046
1,118		Series 2004-6, Class 2A9, 5.250%, 11/26/16	1,102
592		Series 2004-8, Class 1A1, 4.750%, 08/25/19	608
530		Series 2004-8, Class PO, PO, 08/25/19	417
181		Series 2004-9, Class 5A1, 5.250%, 09/25/19	176
1,000		Series 2006-2, Class 1A30, 6.000%, 06/25/36	845
4,575		MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, VAR, 0.614%, 05/25/35 (e)	3,741
4,772		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	3,054
		Merrill Lynch Mortgage Investors, Inc.,
1,448		Series 2003-A5, Class 2A6, VAR, 2.573%, 08/25/33	1,376
1,937		Series 2004-A4, Class A2, VAR, 2.786%, 08/25/34	1,958
272		Series 2005-A1, Class 3A, VAR, 5.255%, 12/25/34	266
		Merrill Lynch Trust,
68		Series 47, Class Z, 8.985%, 10/20/20	76
1		Series 7, Class B, PO, 04/20/18	1
		MLCC Mortgage Investors, Inc.,
1,188		Series 2003-A, Class 2A2, VAR, 0.944%, 03/25/28	1,122
1,029		Series 2003-E, Class A1, VAR, 0.574%, 10/25/28	950
1,437		Series 2004-D, Class A2, VAR, 0.894%, 08/25/29	1,324
1,175		Series 2004-E, Class A2A, VAR, 0.784%, 11/25/29	1,023
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,174.130%, 04/20/21	16
		MortgageIT Trust,
858		Series 2005-1, Class 1A1, VAR, 0.584%, 02/25/35	649
341		Series 2005-5, Class A1, VAR, 0.524%, 12/25/35	234
		Nomura Asset Acceptance Corp.,
453		Series 2003-A1, Class A1, 5.500%, 05/25/33	463
136		Series 2003-A1, Class A2, 6.000%, 05/25/33	142
46		Series 2003-A1, Class A5, 7.000%, 04/25/33	48
117		Series 2003-A1, Class A7, 5.000%, 04/25/18	120
888		Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	878
		Prime Mortgage Trust,
292		Series 2004-1, Class 2A3, 5.250%, 08/25/34	299
2,261		Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	2,346
28		Series 2004-R1, Class A4, PO, 07/27/33	20
1,110		Series 2005-4, Class 2PO, PO, 10/25/35	719
		RBSSP Resecuritization Trust,
2,224		Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	2,268
1,645		Series 2009-9, Class 7A4, 6.000%, 07/26/37 (e)	1,630
1,831		Series 2009-12, Class 14A1, VAR, 5.500%, 03/25/23 (e)	1,836
2,500		Series 2009-12, Class 1A1, VAR, 5.700%, 11/25/33 (e)	2,473
3,329		Series 2009-13, Class 1A1, VAR, 5.000%, 10/26/21 (e)	3,320
2,283		Series 2010-2, Class 2A1, 4.500%, 11/26/22 (e)	2,264
5,089		Series 2010-4, Class 12A1, 4.500%, 03/26/21 (e)	5,178
2,000		Series 2010-9, Class 1A1, VAR, 0.449%, 07/26/37 (e)	1,713
		Residential Accredit Loans, Inc.,
464		Series 2001-QS19, Class A2, 6.000%, 12/25/16	475
124		Series 2002-QS16, Class A3, IF, 16.071%, 10/25/17	138
1,009		Series 2003-QR19, Class CB4, 5.750%, 10/25/33	890
248		Series 2003-QR24, Class A5, 4.000%, 07/25/33	216
430		Series 2003-QS1, Class A6, 4.250%, 01/25/33	435

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   149

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
373	Series 2003-QS3, Class A2, IF, 15.920%, 02/25/18	416
738	Series 2003-QS3, Class A8, IF, IO, 7.336%, 02/25/18	90
929	Series 2003-QS9, Class A3, IF, IO, 7.286%, 05/25/18	135
1,144	Series 2003-QS12, Class A2A, IF, IO, 7.336%, 06/25/18	172
501	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	70
1,538	Series 2003-QS13, Class A5, VAR, 0.914%, 07/25/33	1,224
9,134	Series 2003-QS13, Class A6, IF, IO, 0.600%, 07/25/33	147
1,333	Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,350
1,271	Series 2003-QS18, Class A1, 5.000%, 09/25/18	1,291
1,127	Series 2003-QS19, Class A1, 5.750%, 10/25/33	1,138
1,563	Series 2004-QA4, Class NB3, VAR, 5.381%, 09/25/34	1,529
458	Series 2004-QA6, Class NB2, VAR, 3.345%, 12/26/34	349
1,409	Series 2004-QS7, Class A4, 5.500%, 05/25/34	1,209
875	Series 2004-QS8, Class A2, 5.000%, 06/25/34	860
1,054	Series 2004-QS10, Class A6, 6.000%, 07/25/34	977
2,000	Series 2005-QA6, Class A32, VAR, 5.558%, 05/25/35	1,350
343	Series 2005-QA10, Class A31, VAR, 4.846%, 09/25/35	224
760	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	495
	Residential Asset Securitization Trust,
189	Series 2002-A13, Class A4, 5.250%, 12/25/17	188
894	Series 2003-A5, Class A1, 5.500%, 06/25/33	891
750	Series 2003-A13, Class A3, 5.500%, 01/25/34	633
250	Series 2003-A14, Class A1, 4.750%, 02/25/19	254
7,930	Series 2005-A2, Class A4, IF, IO, 4.786%, 03/25/35	876
374	Series 2005-A11, Class PO, PO, 10/25/35	258
4,216	Series 2005-A16, Class AX, IO, 5.750%, 02/25/36	793
1,645	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	1,022
1,000	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	545
	Residential Funding Mortgage Securities I,
410	Series 2003-S7, Class A17, 4.000%, 05/25/33	407
224	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	224
1,554	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,481
476	Series 2003-S14, Class A4, PO, 07/25/18	463
1,353	Series 2003-S16, Class A3, 5.000%, 09/25/18	1,386
1,252	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	1,282
788	Series 2004-S6, Class 2A6, PO, 06/25/34	707
805	Series 2004-S6, Class 3A5, 4.500%, 06/25/19	794
951	Series 2005-SA4, Class 1A1, VAR, 3.241%, 09/25/35	750
	Residential Funding Securities LLC,
60	Series 2002-RM1, Class API, PO, 12/25/17	52
134	Series 2003-RM2, Class AP-3, PO, 05/25/33	113
	Salomon Brothers Mortgage Securities VII, Inc.,
2,072	Series 2003-HYB1, Class A, VAR, 3.677%, 09/25/33	2,024
153	Series 2003-UP2, Class PO1, PO, 12/25/18	129
	Sequoia Mortgage Trust,
1,277	Series 2004-8, Class A1, VAR, 0.616%, 09/20/34	1,116
1,995	Series 2004-8, Class A2, VAR, 0.938%, 09/20/34	1,874
1,659	Series 2004-10, Class A1A, VAR, 0.576%, 11/20/34	1,550
1,000	Station Place Securitization Trust, Series 2009-1, Class A, VAR, 1.764%, 01/25/40 (e)	1,002
2,934	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.934%, 06/25/34	2,854
	Structured Asset Securities Corp.,
79	Series 2002-10H, Class 1AP, PO, 05/25/32	57
569	Series 2003-8, Class 1A2, 5.000%, 04/25/18	547
974	Series 2003-16, Class A3, VAR, 0.764%, 06/25/33	890
169	Series 2003-21, Class 1A3, 5.500%, 07/25/33	172
404	Series 2003-31A, Class B1, VAR, 2.855%, 10/25/33	151
968	Series 2003-32, Class 1A1, VAR, 5.129%, 11/25/33	979
1,526	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	1,526
739	Series 2003-33H, Class 1APO, PO, 10/25/33	539
7,131	Series 2003-37A, Class 2A, VAR, 4.997%, 12/25/33	7,288

SEE NOTES TO FINANCIAL STATEMENTS.

150   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
3,300	Series 2004-5H, Class A4, 5.540%, 12/25/33	3,375
4,581	Series 2004-20, Class 1A3, 5.250%, 11/25/34 (m)	4,581
1,191	Series 2005-6, Class 4A1, 5.000%, 05/25/35	1,172
262	Series 2005-6, Class 5A8, IF, 13.372%, 05/25/35	263
	Thornburg Mortgage Securities Trust,
315	Series 2003-4, Class A1, VAR, 0.584%, 09/25/43	289
279	Series 2004-1, Class II2A, VAR, 2.085%, 03/25/44	264
	WaMu Mortgage Pass-Through Certificates,
1,212	Series 2002-S5, Class B3, 6.389%, 09/25/32	846
244	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	250
1,923	Series 2003-AR7, Class A7, VAR, 2.675%, 08/25/33	1,850
1,335	Series 2003-AR8, Class A, VAR, 2.716%, 08/25/33	1,340
5,178	Series 2003-AR9, Class 1A6, VAR, 2.766%, 09/25/33	5,157
1,166	Series 2003-AR9, Class 2A, VAR, 2.801%, 09/25/33	1,165
441	Series 2003-S7, Class A1, 4.500%, 08/25/18	450
2,069	Series 2003-S8, Class A4, 4.500%, 09/25/18	2,122
1,312	Series 2003-S8, Class A6, 4.500%, 09/25/18	1,329
4,310	Series 2003-S9, Class A8, 5.250%, 10/25/33	4,195
268	Series 2003-S9, Class P, PO, 10/25/33	169
2,119	Series 2003-S10, Class A5, 5.000%, 10/25/18	2,125
321	Series 2003-S10, Class A6, PO, 10/25/18	316
931	Series 2003-S11, Class 2A5, IF, 16.325%, 11/25/33	947
335	Series 2004-AR3, Class A1, VAR, 2.708%, 06/25/34	317
2,267	Series 2004-AR3, Class A2, VAR, 2.708%, 06/25/34	2,220
2,064	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	2,150
545	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	564
1,002	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	1,041
2,220	Series 2004-S1, Class 1A3, VAR, 0.664%, 03/25/34	2,166
3,382	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	3,507
485	Series 2006-AR10, Class 2P, VAR, 0.000%, 09/25/36	274
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
529	Series 2005-1, Class 1A1, 5.500%, 03/25/35	487
13,989	Series 2005-2, Class 1A4, IF, IO, 4.786%, 04/25/35	1,467
1,471	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,220
529	Series 2005-4, Class DP, PO, 06/25/20	428
1,913	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,639
16,990	Series 2005-11, Class A4, IF, IO, 4.686%, 01/25/36	1,788
	Washington Mutual MSC Mortgage Pass-Through Certificates,
167	Series 2002-MS12, Class A, 6.500%, 05/25/32	172
1,278	Series 2004-RA2, Class 2A, 7.000%, 07/25/33	1,316
208	Series 2004-RA4, Class 1P, PO, 04/25/19	178
	Wells Fargo Mortgage-Backed Securities Trust,
1,415	Series 2003-3, Class 2A1, 5.250%, 04/25/33	1,442
943	Series 2003-8, Class A9, 4.500%, 08/25/18	965
3,625	Series 2003-11, Class 1A4, 4.750%, 10/25/18	3,664
636	Series 2003-11, Class 1APO, PO, 10/25/18	517
1,060	Series 2003-13, Class A7, 4.500%, 11/25/18	1,085
247	Series 2003-14, Class 1A1, 4.750%, 12/25/18	254
2,140	Series 2003-15, Class 1A1, 4.750%, 12/25/18	2,218
617	Series 2003-16, Class 2A1, 4.500%, 12/25/18	632
17,501	Series 2003-16, Class 2AIO, IO, VAR, 0.120%, 12/25/18	46
1,029	Series 2003-17, Class APO, PO, 01/25/34	694
1,399	Series 2003-K, Class 1A1, VAR, 4.471%, 11/25/33	1,374
383	Series 2003-K, Class 1A2, VAR, 4.471%, 11/25/33	376
470	Series 2004-1, Class A1102/25/34	387
559	Series 2004-2, Class APO, PO, 01/25/19	456
546	Series 2004-7, Class 2A1, 4.500%, 07/25/19	565
1,884	Series 2004-7, Class 2A2, 5.000%, 07/25/19	1,960
760	Series 2004-B, Class A1, VAR, 4.901%, 02/25/34	773
1,445	Series 2004-BB, Class A4, VAR, 2.897%, 01/25/35	1,433
2,663	Series 2004-EE, Class 2A1, VAR, 2.898%, 12/25/34	2,565
333	Series 2004-EE, Class 2A2, VAR, 2.898%, 12/25/34	324
1,363	Series 2004-EE, Class 3A1, VAR, 3.100%, 12/25/34	1,324
1,826	Series 2004-I, Class 1A1, VAR, 3.210%, 07/25/34	1,791
2,786	Series 2004-P, Class 2A1, VAR, 2.914%, 09/25/34	2,730

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   151

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
255	Series 2004-Q, Class 1A3, VAR, 4.863%, 09/25/34	237
3,837	Series 2004-U, Class A1, VAR, 3.106%, 10/25/34	3,642
1,907	Series 2004-V, Class 1A1, VAR, 2.914%, 10/25/34	1,868
647	Series 2005-9, Class 1APO, PO, 10/25/35	439
2,069	Series 2005-13, Class A1, 5.000%, 11/25/20	2,149
338	Series 2005-15, Class APO, PO, 12/25/20	268
971	Series 2005-AR8, Class 2A1, VAR, 2.957%, 06/25/35	972
820	Series 2005-AR16, Class 2A1, VAR, 2.997%, 10/25/35	775
2,200	Series 2007-7, Class A7, 6.000%, 06/25/37	1,894
1,629	Series 2007-11, Class A14, 6.000%, 08/25/37	1,363
		569,290
	Total Collateralized Mortgage Obligations (Cost $1,422,919)	1,503,682
Commercial Mortgage-Backed Securities — 0.4%
	Banc of America Commercial Mortgage, Inc.,
700	Series 2005-3, Class A4, 4.668%, 07/10/43	735
800	Series 2005-3, Class AM, 4.727%, 07/10/43	727
500	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	545
1,000	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	1,064
2,000	Series 2006-4, Class A4, 5.634%, 07/10/46	2,140
500	Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class A4, VAR, 5.623%, 03/11/39	550
1,446	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	1,474
500	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.838%, 05/12/39	537
250	Morgan Stanley Capital I, Series 2007-T27, Class A4, VAR, 5.802%, 06/11/42	275
	Total Commercial Mortgage-Backed Securities (Cost $7,457)	8,047
Mortgage Pass-Through Securities — 16.0%
	Federal Home Loan Mortgage Corp.,
244	ARM, 2.560%, 03/01/35	253
366	ARM, 2.605%, 12/01/33	380
437	ARM, 2.649%, 04/01/34	451
171	ARM, 3.453%, 07/01/37	178
478	ARM, 4.340%, 11/01/36	499
90	ARM, 4.402%, 01/01/30	93
795	ARM, 4.687%, 03/01/36	830
565	ARM, 5.320%, 05/01/38	597
525	ARM, 5.442%, 03/01/36	551
540	ARM, 5.501%, 12/01/35	564
740	ARM, 5.559%, 05/01/36	779
643	ARM, 5.637%, 04/01/38	682
325	ARM, 5.797%, 05/01/37	347
1,864	ARM, 5.836%, 10/01/36	1,977
974	ARM, 5.858%, 11/01/36	1,036
403	ARM, 5.877%, 02/01/37	429
292	ARM, 5.909%, 02/01/37	311
1,128	ARM, 6.010%, 06/01/36	1,206
814	ARM, 6.019%, 12/01/36	864
284	ARM, 6.024%, 10/01/36	306
440	ARM, 6.032%, 10/01/37	469
625	ARM, 6.042%, 02/01/37	663
1,691	ARM, 6.207%, 03/01/37	1,780
465	ARM, 6.253%, 09/01/36	485
946	ARM, 6.268%, 09/01/37	1,010
468	ARM, 6.300%, 10/01/36	496
441	ARM, 6.433%, 02/01/37	474
830	ARM, 6.673%, 10/01/36	880
1,309	ARM, 6.682%, 11/01/36	1,412
505	ARM, 6.811%, 08/01/36	528
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
319	3.500%, 05/01/19	329
9,041	4.000%, 06/01/13 – 06/01/19 (m)	9,516
3,558	4.500%, 07/01/14 – 10/01/18	3,719
578	5.000%, 12/01/18	619
880	5.500%, 06/01/17 – 02/01/21	946
5,547	6.000%, 06/01/17 – 03/01/22	5,997
1,262	6.500%, 08/01/12 – 03/01/22	1,364
587	7.000%, 01/01/17 – 07/01/17	630
64	7.500%, 08/01/11 – 12/01/15	66
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
4,548	5.500%, 05/01/27 – 03/01/28	4,865
1,545	6.000%, 01/01/14 – 02/01/24	1,696
2,613	6.500%, 05/01/22 – 01/01/28	2,868
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,444	4.000%, 10/01/33	2,534
5,922	5.500%, 10/01/33 – 07/01/35	6,393
1,374	6.000%, 11/01/28 – 12/01/33	1,502
10,222	6.500%, 05/01/24 – 03/01/38 (m)	11,252

SEE NOTES TO FINANCIAL STATEMENTS.

152   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
2,053	7.000%, 07/01/29 – 10/01/36	2,311
403	7.500%, 09/01/38	450
58	8.500%, 08/01/30	67
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
2,207	7.500%, 01/01/32 – 12/01/36	2,521
1,487	10.000%, 10/01/30	1,772
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
8,789	5.500%, 02/01/18 – 11/01/35	9,338
6,877	6.500%, 11/01/36 – 12/01/36	7,497
939	7.000%, 12/01/14 – 08/01/47	1,030
168	7.500%, 10/01/37	186
145	10.500%, 07/20/21	163
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
14	7.500%, 03/01/17 – 05/01/17	15
11	8.750%, 06/01/17	12
5	10.500%, 05/01/19	6
15	12.000%, 08/01/15 – 07/01/19	17
	Federal National Mortgage Association,
807	ARM, 1.913%, 08/01/34	833
395	ARM, 1.987%, 01/01/33	406
4,143	ARM, 1.998%, 01/01/35 (m)	4,298
643	ARM, 2.088%, 02/01/35	667
25	ARM, 2.226%, 03/01/19	25
1,413	ARM, 2.244%, 05/01/35	1,467
350	ARM, 2.261%, 02/01/35	363
505	ARM, 2.392%, 01/01/36	520
528	ARM, 2.468%, 06/01/34	554
240	ARM, 2.476%, 05/01/35	252
517	ARM, 2.585%, 05/01/34	540
295	ARM, 2.617%, 04/01/34	308
913	ARM, 2.620%, 07/01/33	954
1,445	ARM, 2.672%, 04/01/35	1,507
639	ARM, 2.688%, 10/01/34	668
184	ARM, 2.773%, 05/01/35	191
356	ARM, 2.789%, 09/01/35	374
559	ARM, 2.796%, 10/01/34	573
422	ARM, 2.798%, 06/01/35	439
186	ARM, 2.804%, 11/01/33	194
552	ARM, 2.926%, 08/01/34	567
430	ARM, 2.960%, 10/01/34	449
395	ARM, 2.960%, 09/01/34	416
643	ARM, 2.993%, 10/01/34	670
607	ARM, 3.026%, 02/01/34	628
191	ARM, 3.107%, 01/01/34	198
567	ARM, 3.398%, 09/01/33	587
1,107	ARM, 3.418%, 04/01/35	1,161
41	ARM, 3.496%, 09/01/27	42
567	ARM, 3.909%, 08/01/34	588
148	ARM, 4.046%, 03/01/29	152
359	ARM, 4.212%, 04/01/34	374
1,007	ARM, 4.936%, 07/01/33	1,067
1,102	ARM, 5.130%, 10/01/34	1,153
698	ARM, 5.146%, 11/01/33	726
805	ARM, 5.225%, 09/01/36	846
826	ARM, 5.299%, 01/01/38	880
361	ARM, 5.504%, 07/01/37	383
304	ARM, 5.594%, 12/01/36	322
5,658	ARM, 5.696%, 01/01/23	6,092
1,464	ARM, 5.794%, 12/01/37	1,564
815	ARM, 5.827%, 12/01/36	866
648	ARM, 5.837%, 11/01/36	690
894	ARM, 5.883%, 07/01/36	946
1,520	ARM, 5.938%, 07/01/37	1,617
450	ARM, 5.939%, 10/01/36	478
561	ARM, 6.041%, 08/01/36	593
820	ARM, 6.149%, 11/01/37	867
1,254	ARM, 6.205%, 06/01/36	1,321
649	ARM, 6.239%, 10/01/36	686
	Federal National Mortgage Association, 15 Year, Single Family,
1,528	3.500%, 08/01/18	1,589
13,931	4.000%, 07/01/18 – 12/01/18 (m)	14,861
6,702	4.500%, 07/01/18 – 09/01/20	7,177
3,324	5.000%, 12/01/16 – 07/01/20	3,564
9,313	5.500%, 11/01/18 – 07/01/20	10,101
16,009	6.000%, 06/01/16 – 07/01/24	17,310
3,971	6.500%, 09/01/13 – 02/01/24	4,315
2,107	7.000%, 12/01/16 – 08/01/21	2,288
160	7.500%, 03/01/17 – 10/01/17	174
159	8.000%, 04/01/11 – 01/01/16	169
25	8.500%, 09/01/11	25
	Federal National Mortgage Association, 20 Year, Single Family,
1,216	5.500%, 02/01/23	1,316
13,336	6.000%, 02/01/14 – 09/01/29	14,394
3,854	6.500%, 06/01/16 – 12/01/27	4,260
84	7.500%, 09/01/21	95

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   153

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, 30 Year FHA/VA,
88	6.000%, 09/01/33	96
1,042	6.500%, 02/01/29 – 03/01/29	1,174
299	7.000%, 10/01/28 – 02/01/33	341
87	8.000%, 06/01/28	101
26	8.500%, 03/01/30 – 06/01/30	30
415	9.000%, 05/01/18 – 06/01/31	475
18	10.000%, 07/01/19	20
17	10.500%, 11/01/18	20
35	11.000%, 04/01/19	40
	Federal National Mortgage Association, 30 Year, Single Family,
2,632	4.000%, 08/01/33 – 04/01/34	2,752
1,474	4.500%, 05/01/29 – 11/01/33	1,565
4,905	5.000%, 05/01/33 – 09/01/35	5,261
11,171	5.500%, 11/01/32 – 03/01/34	12,101
7,486	6.000%, 12/01/28 – 09/01/36	8,189
34	6.250%, 07/01/23	38
25,532	6.500%, 11/01/29 – 10/01/38	27,934
10,074	7.000%, 04/01/17 – 01/01/39	11,324
7,437	7.500%, 08/01/36 – 04/01/39	8,594
1,678	8.000%, 03/01/27 – 10/01/36	1,926
175	8.500%, 12/01/27 – 02/01/30	203
2	9.000%, 04/01/26	2
17	9.500%, 07/01/28	20
11	10.000%, 02/01/24	13
19	12.500%, 01/01/16	20
	Federal National Mortgage Association, Other,
1,280	4.000%, 11/01/33	1,296
1,336	4.500%, 11/01/14 – 08/01/33	1,403
1,087	5.000%, 04/01/22 – 01/01/36	1,148
960	5.500%, 05/01/13 – 09/01/33	1,007
2,710	6.000%, 02/01/36 – 03/01/37	2,890
1,043	6.500%, 10/01/35 – 06/01/36	1,136
3,428	7.000%, 12/01/36 – 10/01/46	3,789
39	10.195%, 06/15/21	44
14	10.250%, 07/15/13	15
12	11.000%, 08/20/20	13
190	Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 04/20/17	204
	Government National Mortgage Association II, 30 Year, Single Family,
636	3.500%, 09/20/33	647
1,982	6.500%, 10/20/33	2,204
30	7.500%, 02/20/28 – 09/20/28	34
44	8.000%, 06/20/26 – 11/20/28	51
28	8.500%, 03/20/25 – 05/20/25	32
1,664	Government National Mortgage Association II, Other, 6.500%, 09/20/34	1,846
	Government National Mortgage Association, 15 Year, Single Family,
396	6.000%, 06/15/18	429
102	7.000%, 09/15/14 – 10/15/16	110
70	7.500%, 11/15/17	76
288	8.000%, 01/15/16	310
	Government National Mortgage Association, 20 Year, Single Family,
749	6.500%, 08/15/22 – 11/15/23	831
98	7.000%, 08/15/23	111
	Government National Mortgage Association, 30 Year, Single Family,
186	6.375%, 08/15/26	206
5,431	6.500%, 10/15/27 – 04/15/33	6,042
4,322	7.000%, 09/15/31 – 03/15/37	4,909
121	7.500%, 11/15/22 – 01/15/33	138
16	8.000%, 09/15/22 – 04/15/28	19
14	9.000%, 02/15/30 – 01/15/31	17
1,399	9.500%, 10/15/24	1,697
14	11.000%, 01/15/21	15
	Total Mortgage Pass-Through Securities (Cost $325,556)	338,819
U.S. Government Agency Securities — 1.2%
2,674	Federal Home Loan Bank System, 4.720%, 09/20/12	2,838
	Federal Home Loan Mortgage Corp.,
13,500	4.125%, 12/21/12	14,528
1,000	5.500%, 08/23/17	1,205
	Federal National Mortgage Association,
3,000	Zero Coupon, 07/05/14	2,818
2,000	5.375%, 06/12/17	2,398
518	5.500%, 03/15/11	533
	Total U.S. Government Agency Securities (Cost $23,533)	24,320
U.S. Treasury Obligations — 6.3%
	U.S. Treasury Bonds,
400	7.250%, 05/15/16	525
16,000	7.500%, 11/15/16 (m)	21,440
350	8.500%, 02/15/20	531
10,900	8.875%, 08/15/17	15,890
2,000	8.875%, 02/15/19	3,037
5,500	9.250%, 02/15/16	7,744

SEE NOTES TO FINANCIAL STATEMENTS.

154   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
1,000	U.S. Treasury Inflation Indexed Note, 2.375%, 04/15/11	1,112
	U.S. Treasury Notes,
3,000	1.375%, 09/15/12	3,053
33,000	2.625%, 12/31/14 (m)	35,044
2,000	2.625%, 04/30/16	2,114
8,500	3.125%, 10/31/16	9,194
4,905	3.125%, 04/30/17	5,296
9,000	3.250%, 12/31/16	9,788
3,000	3.250%, 03/31/17	3,262
	U.S. Treasury STRIPS,
932	05/15/14	899
12,000	08/15/14	11,499
3,000	02/15/15	2,841
129	02/15/16	118
500	11/15/16	446
700	05/15/19	565
150	02/15/25	93
500	02/15/29	260
	Total U.S. Treasury Obligations (Cost $126,358)	134,751

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.9%
	Investment Company — 3.9%
83,362	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.190% (b) (l) (Cost $83,362)	83,362
	Total Investments — 99.9% (Cost $2,017,416)	2,121,212
	Other Assets in Excess of Liabilities — 0.1%	2,556
	NET ASSETS — 100.0%	$2,123,768

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   155

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 8.7%
	Ally Auto Receivables Trust,
5,500	Series 2009-A, Class A3, 2.330%, 06/17/13 (e)	5,618
1,171	Series 2009-B, Class A2, 1.210%, 06/15/12 (e)	1,174
6,810	Series 2009-B, Class A3, 1.980%, 10/15/13 (e)	6,935
5,295	Series 2010-1, Class A3, 1.450%, 05/15/14	5,346
2,000	Series 2010-1, Class A4, 2.300%, 12/15/14	2,056
5,595	Series 2010-3, Class A3, 1.110%, 10/15/14	5,595
8,860	Series 2010-3, Class A4, 1.550%, 08/17/15	8,860
1,220	American Express Credit Account Master Trust, Series 2008-1, Class A, VAR, 0.726%, 08/15/13	1,222
	AmeriCredit Automobile Receivables Trust,
1,485	Series 2005-DA, Class A4, 5.020%, 11/06/12	1,485
1,303	Series 2006-BG, Class A4, 5.210%, 09/06/13	1,332
1,809	Series 2008-AF, Class A3, 5.680%, 12/12/12	1,841
1,780	Series 2009-1, Class A2, 2.260%, 05/15/12	1,786
3,875	Series 2009-1, Class A3, 3.040%, 10/15/13	3,966
3,240	Series 2010-1, Class A2, 0.970%, 01/15/13	3,242
2,290	Series 2010-1, Class A3, 1.660%, 03/17/14	2,305
5,000	Series 2010-A, Class A2, 1.460%, 11/06/13	5,014
123	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, VAR, 1.389%, 08/25/32	70
3,480	BA Credit Card Trust, Series 2006-A9, Class A9, VAR, 0.286%, 02/15/13	3,480
	Bank of America Auto Trust,
1,332	Series 2008-1A, Class A3A, 4.970%, 09/20/12 (e)	1,355
10,680	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	10,847
2,552	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	2,677
22,180	Series 2009-2A, Class A3, 2.130%, 09/15/13 (e)	22,471
12,949	Series 2009-2A, Class A4, 3.030%, 10/15/16 (e)	13,472
1,945	Series 2009-3A, Class A2, 0.890%, 04/15/12 (e)	1,947
9,110	Series 2009-3A, Class A3, 1.670%, 12/15/13 (e)	9,211
3,454	Series 2009-3A, Class A4, 2.670%, 12/15/16 (e)	3,582
7,475	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	7,539
4,120	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	4,224
4,400	Series 2010-2, Class A3, 1.310%, 07/15/14	4,440
5,100	Series 2010-2, Class A4, 1.940%, 06/15/17	5,202
	Bear Stearns Asset-Backed Securities Trust,
918	Series 2003-SD2, Class 2A, VAR, 3.215%, 06/25/43	857
1,079	Series 2006-SD1, Class A, VAR, 0.634%, 04/25/36	757
	Capital Auto Receivables Asset Trust,
3,085	Series 2007-1, Class A4A, 5.010%, 04/16/12	3,122
4,870	Series 2007-2, Class A4A, 5.390%, 02/18/14	4,994
163	Series 2007-4A, Class A3A, 5.000%, 12/15/11	164
1,010	Series 2008-1, Class A3A, 3.860%, 08/15/12	1,023
11,498	Series 2008-1, Class A4A, 4.460%, 07/15/14	12,039
349	Capital One Auto Finance Trust, Series 2007-C, Class A3A, 5.130%, 04/16/12	352
	Capital One Multi-Asset Execution Trust,
480	Series 2003-B5, Class B5, 4.790%, 08/15/13	482
2,150	Series 2006-A2, Class A, 4.850%, 11/15/13	2,184
265	Series 2006-A6, Class A6, 5.300%, 02/18/14	273
	CarMax Auto Owner Trust,
740	Series 2006-2, Class A4, 5.140%, 11/15/11	744
1,283	Series 2007-1, Class A4, 5.240%, 06/15/12	1,307
209	Series 2007-2, Class A3, 5.230%, 12/15/11	210
1,350	Series 2007-2, Class A4, 5.270%, 11/15/12	1,385
262	Series 2007-3, Class A3A, 5.190%, 12/15/11	262
2,169	Series 2008-1, Class A4A, 4.790%, 02/15/13	2,247
1,674	Series 2009-1, Class A2, 3.310%, 11/15/11	1,678
17,385	Series 2009-1, Class A3, 4.120%, 03/15/13	17,832
3,940	Series 2010-1, Class A3, 1.560%, 07/15/14	3,983
6,895	Series 2010-1, Class A4, 2.400%, 04/15/15	7,097
553	Caterpillar Financial Asset Trust, Series 2008-A, Class A3, 4.940%, 04/25/14	559
4,703	Centex Home Equity, Series 2002-C, Class AF4, SUB, 4.480%, 06/25/31	4,641
	Chrysler Financial Auto Securitization Trust,
38,655	Series 2009-A, Class A3, 2.820%, 01/15/16	39,430
8,500	Series 2009-B, Class A2, 1.150%, 11/08/11	8,518
	Citibank Credit Card Issuance Trust,
700	Series 2007-B6, Class B6, 5.000%, 11/08/12	705
2,500	Series 2008-A5, Class A5, 4.850%, 04/22/15	2,740
	CitiFinancial Auto Issuance Trust,
9,109	Series 2009-1, Class A2, 1.830%, 11/15/12 (e)	9,143
20,650	Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	20,998

SEE NOTES TO FINANCIAL STATEMENTS.

156   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
	CNH Equipment Trust,
291	Series 2008-B, Class A3A, 4.780%, 07/16/12	294
920	Series 2009-A, Class A3, 5.280%, 11/15/12	943
846	Series 2009-B, Class A3, 2.970%, 03/15/13	853
3,980	Series 2009-C, Class A3, 1.850%, 12/16/13	4,030
13,500	Series 2010-A, Class A3, 1.540%, 07/15/14	13,655
410	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/18	413
1,581	Countrywide Asset-Backed Certificates, Series 2004-6, Class M1, VAR, 0.864%, 10/25/34	921
2,144	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.574%, 11/25/35	1,997
109	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	102
	Daimler Chrysler Auto Trust,
2,638	Series 2006-D, Class A4, 4.940%, 02/08/12	2,640
297	Series 2007-A, Class A3A, 5.000%, 02/08/12	299
2,500	Series 2007-A, Class A4, 5.280%, 03/08/13	2,588
8,382	Series 2008-A, Class A4, 4.480%, 08/08/14	8,690
	Discover Card Master Trust,
9,460	Series 2008-A3, Class A3, 5.100%, 10/15/13	9,728
1,255	Series 2008-A4, Class A4, 5.650%, 12/15/15	1,407
	Ford Credit Auto Owner Trust,
261	Series 2006-B, Class A4, 5.250%, 09/15/11	263
1,378	Series 2006-C, Class A4A, 5.150%, 02/15/12	1,399
7	Series 2007-A, Class A3A, 5.400%, 08/15/11	7
1,630	Series 2007-A, Class A4A, 5.470%, 06/15/12	1,669
1,913	Series 2007-B, Class A3A, 5.150%, 11/15/11	1,930
3,402	Series 2007-B, Class A4A, 5.240%, 07/15/12	3,513
1,269	Series 2008-A, Class A3A, 3.960%, 04/15/12	1,283
135	Series 2008-B, Class A3A, 4.280%, 05/15/12	137
23,230	Series 2009-A, Class A4, 6.070%, 05/15/14	25,385
12,045	Series 2009-B, Class A3, 2.790%, 08/15/13	12,276
6,600	Series 2009-B, Class A4, 4.500%, 07/15/14	7,120
4,650	Series 2009-D, Class A3, 2.170%, 10/15/13	4,720
790	Series 2010-B, Class A3, 0.980%, 10/15/14	793
5,250	Series 2010-B, Class A4, 1.580%, 09/15/15	5,303
412	Franklin Auto Trust, Series 2006-1, Class A4, 5.030%, 07/21/14	415
5,000	GE Capital Credit Card Master Note Trust, Series 2009-3, Class A, 2.540%, 09/15/14	5,083
523	GS Auto Loan Trust, Series 2007-1, Class A3, 5.390%, 12/15/11	525
	Harley-Davidson Motorcycle Trust,
882	Series 2006-3, Class A4, 5.220%, 06/15/13	903
2,728	Series 2007-1, Class A4, 5.210%, 06/17/13	2,801
18,284	Series 2007-2, Class A4, 5.120%, 08/15/13	18,859
1,915	Series 2007-3, Class A4, 5.520%, 11/15/13	1,981
4,287	Series 2009-1, Class A3, 3.190%, 11/15/13	4,372
7,640	Series 2009-1, Class A4, 4.550%, 01/15/17	8,102
4,679	Series 2009-3, Class A2, 0.940%, 04/15/12	4,681
6,555	Series 2009-3, Class A3, 1.740%, 09/15/13	6,608
	Honda Auto Receivables Owner Trust,
3,897	Series 2007-1, Class A4, 5.090%, 07/18/13	3,906
1,391	Series 2007-2, Class A4, 5.570%, 11/21/13	1,418
1,477	Series 2008-1, Class A3, 4.470%, 01/18/12	1,488
4,030	Series 2008-1, Class A4, 4.880%, 09/18/14	4,158
4,735	Series 2009-2, Class A3, 2.790%, 01/15/13	4,814
3,025	Series 2009-3, Class A3, 2.310%, 05/15/13	3,073
1,430	Series 2009-3, Class A4, 3.300%, 09/15/15	1,496
	Household Automotive Trust,
328	Series 2006-1, Class A4, 5.520%, 03/18/13	328
1,242	Series 2006-3, Class A4, 5.340%, 09/17/13	1,264
	HSBC Home Equity Loan Trust,
11,906	Series 2005-2, Class A1, VAR, 0.536%, 01/20/35	10,532
13,946	Series 2005-2, Class M1, VAR, 0.726%, 01/20/35	12,482
6,471	Series 2005-2, Class M2, VAR, 0.756%, 01/20/35	5,743
9,536	Series 2006-1, Class A1, VAR, 0.426%, 01/20/36	8,642
10,229	Series 2006-2, Class A1, VAR, 0.416%, 03/20/36	9,551
14,917	Series 2006-3, Class A3F, SUB, 5.630%, 03/20/36	15,897
9,725	Series 2006-4, Class A3F, SUB, 5.300%, 03/20/36	10,255
10,020	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	10,373
11,000	Series 2007-2, Class A2F, SUB, 5.690%, 07/20/36	11,323
10,160	Series 2007-3, Class APT, VAR, 1.466%, 11/20/36	9,081
40,332	Huntington Auto Trust, Series 2009-1A, Class A3, 3.940%, 06/17/13 (e)	41,100
	Hyundai Auto Receivables Trust,
868	Series 2006-B, Class A4, 5.150%, 05/15/13	878
629	Series 2007-A, Class A3A, 5.040%, 01/17/12	632
42	Series 2007-A, Class A3B, VAR, 0.676%, 01/17/12	42
4,476	Series 2008-A, Class A3, 4.930%, 12/17/12	4,596
7,500	Series 2009-A, Class A3, 2.030%, 08/15/13	7,615
725	Series 2010-A, Class A3, 1.500%, 10/15/14	734

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   157

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
4,300		Series 2010-B, Class A3, 0.970%, 04/15/15	4,299
10,145		Series 2010-B, Class A4, 1.630%, 03/15/17	10,144
		John Deere Owner Trust,
2,457		Series 2009-A, Class A3, 2.590%, 10/15/13	2,489
3,241		Series 2009-B, Class A2, 0.850%, 03/15/12	3,243
4,770		Series 2009-B, Class A3, 1.570%, 10/15/13	4,813
239		MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	254
		Mercedes-Benz Auto Receivables Trust,
9,680		Series 2009-1, Class A3, 1.670%, 01/15/14	9,814
7,500		Series 2010-1, Class A3, 1.420%, 08/15/14	7,590
34,985		MMCA Automobile Trust, Series 2009-A, Class A3, 3.930%, 03/15/13 (e)	35,903
1,189		Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 1.764%, 03/25/33	753
1,213		MSDWCC Heloc Trust, Series 2007-1, Class A, VAR, 0.364%, 12/25/31	788
		Nissan Auto Receivables Owner Trust,
3,147		Series 2007-B, Class A4, 5.160%, 03/17/14	3,241
115		Series 2008-A, Class A3, 3.890%, 08/15/11	115
3,584		Series 2008-B, Class A3, 4.460%, 04/16/12	3,640
3,222		Series 2009-1, Class A3, 5.000%, 09/15/14	3,322
7,200		Series 2009-A, Class A3, 3.200%, 02/15/13	7,337
6,817		Novastar Home Equity Loan, Series 2005-1, Class M1, VAR, 0.714%, 06/25/35	6,754
53		Residential Asset Securities Corp., Series 2001-KS1, Class AI6, 6.349%, 03/25/32	44
25		Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7, SUB, 8.290%, 02/25/25	23
8,183		Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.534%, 06/25/35	7,428
		TIAA Retail Commercial Trust,
8,964		Series 2001-C1A, Class H, 5.770%, 06/19/33 (e)	9,758
14,650		Series 2001-C1A, Class J, 5.770%, 06/19/33 (e)	15,716
		USAA Auto Owner Trust,
670		Series 2006-4, Class A4, 4.980%, 10/15/12	673
3,943		Series 2007-1, Class A4, 5.550%, 02/15/13	4,022
557		Series 2008-1, Class A3, 4.160%, 04/16/12	560
2,791		Series 2008-2, Class A3, 4.640%, 10/15/12	2,831
5,291		Series 2008-3, Class A3, 4.280%, 10/15/12	5,359
9,560		Series 2009-2, Class A3, 1.540%, 02/18/14	9,647
1,570		Series 2009-2, Class A4, 2.530%, 07/15/15	1,625
1,461		Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	1,478
		World Omni Auto Receivables Trust,
561		Series 2006-B, Class A4, 5.120%, 06/15/12	566
594		Series 2007-B, Class A3A, 5.280%, 01/17/12	596
5,060		Series 2007-B, Class A4, 5.390%, 05/15/13	5,239
2,925		Series 2008-A, Class A4, 4.740%, 10/15/13	3,086
2,206		Series 2008-B, Class A3A, 5.130%, 04/15/13	2,259
2,000		Series 2008-B, Class A4, 5.580%, 04/15/14	2,151
5,375		Series 2009-A, Class A3, 3.330%, 05/15/13	5,475
3,960		Series 2010-A, Class A3, 1.340%, 12/16/13	3,991
11,865		Series 2010-A, Class A4, 2.210%, 05/15/15	12,175
		Total Asset-Backed Securities (Cost $838,048)	847,330
Collateralized Mortgage Obligations — 10.2%
		Agency CMO — 5.2%
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
1,632		Series 31, Class Z, 8.000%, 04/25/24	1,938
216		Series 56, Class Z, 7.500%, 09/20/26	253
		Federal Home Loan Mortgage Corp. REMICS,
20		Series 2, Class Z, 9.300%, 03/15/19	22
10		Series 12, Class A, 9.250%, 11/15/19	12
23		Series 16, Class D, 10.000%, 10/15/19	25
36		Series 17, Class I, 9.900%, 10/15/19	40
60		Series 23, Class F, 9.600%, 04/15/20	67
23		Series 26, Class F, 9.500%, 02/15/20	28
5		Series 81, Class A, 8.125%, 11/15/20	6
28		Series 85, Class C, 8.600%, 01/15/21	31
24		Series 99, Class Z, 9.500%, 01/15/21	27
4		Series 159, Class H, 4.500%, 09/15/21	4
6		Series 189, Class D, 6.500%, 10/15/21	6
—	(h)	Series 1045, Class G, HB, IO, 1,066.208%, 02/15/21	1
6		Series 1053, Class G, 7.000%, 03/15/21	7
17		Series 1056, Class KZ, 6.500%, 03/15/21	18
7		Series 1074, Class H, 8.500%, 05/15/21	9
24		Series 1082, Class C, 9.000%, 05/15/21	27
11		Series 1087, Class I, 8.500%, 06/15/21	13
31		Series 1125, Class Z, 8.250%, 08/15/21	37
30		Series 1142, Class IA, 7.000%, 10/15/21	34
4		Series 1169, Class G, 7.000%, 11/15/21	5
1		Series 1173, Class E, 6.500%, 11/15/21	1
62		Series 1343, Class LA, 8.000%, 08/15/22	74
14		Series 1424, Class F, VAR, 2.347%, 11/15/22	14
285		Series 1480, Class LZ, 7.500%, 03/15/23	334
752		Series 1560, Class Z, 7.000%, 08/15/23	871
58		Series 1641, Class FA, VAR, 1.263%, 12/15/13	58

SEE NOTES TO FINANCIAL STATEMENTS.

158   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
189		Series 1754, Class Z, 8.500%, 09/15/24	227
408		Series 1779, Class Z, 8.500%, 04/15/25	491
9		Series 1807, Class G, 9.000%, 10/15/20	10
—	(h)	Series 1838, Class H, 6.500%, 04/15/11	—	(h)
1,260		Series 1888, Class Z, 7.000%, 08/15/26	1,460
2,348		Series 2065, Class PV, 7.000%, 08/17/27	2,355
1,775		Series 2358, Class PD, 6.000%, 09/15/16	1,873
2,447		Series 2363, Class PF, 6.000%, 09/15/16	2,658
1,174		Series 2390, Class CH, 5.500%, 12/15/16	1,277
2,140		Series 2418, Class MF, 6.000%, 02/15/22	2,381
528		Series 2425, Class JH, 6.000%, 03/15/17	575
432		Series 2450, Class PE, 6.000%, 07/15/21	435
1,980		Series 2453, Class BD, 6.000%, 05/15/17	2,150
1,320		Series 2458, Class OE, 6.000%, 06/15/17	1,440
952		Series 2496, Class BK, 5.500%, 09/15/17	1,042
692		Series 2503, Class TG, 5.500%, 09/15/17	758
744		Series 2508, Class AQ, 5.500%, 10/15/17	815
3,338		Series 2513, Class DB, 5.000%, 10/15/17	3,624
10,531		Series 2517, Class VD, 5.500%, 09/15/20	10,639
95		Series 2519, Class HB, 5.000%, 10/15/21	95
678		Series 2528, Class VA, 5.500%, 12/15/12	682
4,565		Series 2533, Class PE, 5.500%, 12/15/21	4,756
72		Series 2534, Class HM, 4.500%, 10/15/16	74
6,624		Series 2561, Class UE, 5.500%, 06/15/22	7,081
450		Series 2575, Class KA, 5.000%, 11/15/17	476
1,196		Series 2578, Class DA, 4.500%, 09/15/16	1,207
292		Series 2579, Class GQ, 4.000%, 01/15/17	296
755		Series 2583, Class TD, 4.500%, 12/15/13	774
912		Series 2587, Class WB, 5.000%, 11/15/16	929
18,414		Series 2600, Class MD, 5.500%, 06/15/32	19,808
1,488		Series 2617, Class VN, 5.500%, 04/15/14	1,576
1,490		Series 2632, Class NE, 4.000%, 06/15/13	1,503
6,194		Series 2635, Class MS, IF, IO, 7.474%, 02/15/18	714
6,900		Series 2638, Class JG, 5.000%, 02/15/33	7,606
199		Series 2640, Class VM, 4.500%, 12/15/21	205
3,579		Series 2641, Class KJ, 4.000%, 01/15/18	3,734
768		Series 2643, Class ME, 3.500%, 03/15/18	800
1,158		Series 2666, Class OC, 5.500%, 01/15/22	1,234
2		Series 2668, Class AD, 4.000%, 01/15/15	2
397		Series 2685, Class MX, 4.000%, 07/15/16	406
339		Series 2718, Class TC, 5.000%, 04/15/27	344
488		Series 2755, Class PA, PO, 02/15/29	483
4,185		Series 2763, Class PD, 4.500%, 12/15/17	4,420
191		Series 2763, Class TA, 4.000%, 03/15/11	194
3,266		Series 2765, Class CA, 4.000%, 07/15/17	3,383
3,500		Series 2773, Class OB, 5.000%, 02/15/19	3,862
455		Series 2780, Class YP, 7.500%, 08/15/18	484
390		Series 2782, Class HE, 4.000%, 09/15/17	404
314		Series 2786, Class PC, 4.500%, 10/15/16	318
2,245		Series 2812, Class AB, 4.500%, 10/15/18	2,349
629		Series 2825, Class VP, 5.500%, 06/15/15	692
4,000		Series 2836, Class PX, 4.000%, 05/15/18	4,226
147		Series 2851, Class BD, 4.000%, 02/15/20	149
7,552		Series 2859, Class SA, IF, IO, 6.974%, 11/15/18	567
3,684		Series 2875, Class HA, 4.000%, 11/15/18	3,863
2,342		Series 2924, Class DA, 4.500%, 02/15/19	2,454
644		Series 2927, Class YN, 4.500%, 10/15/32	688
1,189		Series 2956, Class LD, 5.000%, 05/15/18	1,220
1,184		Series 2962, Class WJ, 5.500%, 06/15/24	1,252
17,702		Series 2989, Class MU, IF, IO, 6.724%, 07/15/34	3,159
2,043		Series 2993, Class MN, 5.000%, 06/15/23	2,141
1,761		Series 2995, Class FT, VAR, 0.526%, 05/15/29	1,750
708		Series 3001, Class YN, 4.500%, 06/15/33	740
1,122		Series 3005, Class PV, IF, 12.295%, 10/15/33	1,290
4,676		Series 3036, Class NB, 5.000%, 01/15/29	4,865
602		Series 3047, Class OB, 5.500%, 12/15/33	653
9,182		Series 3153, Class JB, 5.500%, 01/15/28	9,295
336		Series 3173, Class PH, 6.000%, 09/15/27	336
615		Series 3192, Class GA, 6.000%, 03/15/27	615
5,584		Series 3197, Class AB, 5.500%, 08/15/13	5,675
168		Series 3205, Class PA, 6.000%, 04/15/27	168
2,068		Series 3234, Class MA, 4.500%, 03/15/28	2,092
1,857		Series 3242, Class NC, 5.750%, 12/15/28	1,900
2,736		Series 3242, Class PA, 5.750%, 11/15/29	2,820
2,956		Series 3280, Class MA, 5.500%, 05/15/26	2,997
11,137		Series 3305, Class IW, IF, IO, 6.174%, 04/15/37	1,638
5,000		Series 3320, Class TB, 5.500%, 06/15/30	5,160
813		Series 3329, Class JA, 6.000%, 08/15/28	837
2,857		Series 3356, Class PA, 6.000%, 11/15/26	2,882
1,032		Series 3363, Class A, 5.000%, 07/15/16	1,079
69,189		Series 3420, Class EI, IO, SUB, 2.031%, 08/15/37	1,978
16,395		Series 3429, Class S, IF, IO, 6.544%, 03/15/38	1,979
43,269		Series 3437, Class DI, IO, 1.559%, 02/15/12	567
34,972		Series 3523, Class CI, IO, VAR, 2.461%, 02/15/12	719
7,907		Series 3546, Class A, VAR, 5.994%, 02/15/39	8,407

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   159

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
5,184		Series 3564, Class JA, 4.000%, 01/15/18	5,527
9,228		Series 3572, Class JS, IF, IO, 6.524%, 09/15/39	1,630
20,839		Series 3609, Class SA, IF, IO, 6.064%, 12/15/39	3,847
1,666		Series R008, Class FK, VAR, 0.676%, 07/15/23	1,665
55		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.910%, 09/25/29	60
		Federal National Mortgage Association REMICS,
19		Series 1988-7, Class Z, 9.250%, 04/25/18	22
24		Series 1988-13, Class C, 9.300%, 05/25/18	30
18		Series 1988-15, Class A, 9.000%, 06/25/18	20
20		Series 1988-16, Class B, 9.500%, 06/25/18	23
16		Series 1989-2, Class D, 8.800%, 01/25/19	19
44		Series 1989-27, Class Y, 6.900%, 06/25/19	47
11		Series 1989-54, Class E, 8.400%, 08/25/19	13
11		Series 1989-66, Class J, 7.000%, 09/25/19	12
8		Series 1989-70, Class G, 8.000%, 10/25/19	9
166		Series 1989-72, Class E, 9.350%, 10/25/19	194
21		Series 1989-89, Class H, 9.000%, 11/25/19	25
8		Series 1989-96, Class H, 9.000%, 12/25/19	9
14		Series 1990-7, Class B, 8.500%, 01/25/20	17
12		Series 1990-12, Class G, 4.500%, 02/25/20	12
220		Series 1990-19, Class G, 9.750%, 02/25/20	253
46		Series 1990-58, Class J, 7.000%, 05/25/20	52
42		Series 1990-61, Class H, 7.000%, 06/25/20	48
20		Series 1990-106, Class J, 8.500%, 09/25/20	24
9		Series 1990-109, Class J, 7.000%, 09/25/20	10
27		Series 1990-111, Class Z, 8.750%, 09/25/20	29
12		Series 1990-117, Class E, 8.950%, 10/25/20	14
13		Series 1990-123, Class G, 7.000%, 10/25/20	15
13		Series 1990-132, Class Z, 7.000%, 11/25/20	15
501		Series 1990-137, Class X, 9.000%, 12/25/20	612
4		Series 1991-53, Class J, 7.000%, 05/25/21	5
29		Series 1991-130, Class C, 9.000%, 09/25/21	33
3		Series 1992-96, Class B, PO, 05/25/22	3
2,596		Series 1992-131, Class KB, 8.000%, 08/25/22	3,088
2,486		Series 1992-185, Class L, 8.000%, 10/25/22	2,956
9		Series 1993-165, Class SN, IF, 11.471%, 09/25/23	11
15		Series 1993-220, Class PJ, 6.000%, 11/25/13	15
—	(h)	Series 1993-225, Class MC, PO, 11/25/23	—	(h)
70		Series 1993-235, Class G, PO, 09/25/23	63
4,681		Series 1994-15, Class ZK, 5.500%, 02/25/24	5,228
6,376		Series 1994-43, Class PK, 6.350%, 02/25/24	7,259
1		Series 1997-46, Class PN, 6.500%, 07/18/12	1
7		Series 1997-55, Class B, 7.000%, 02/18/27	7
8,749		Series 1999-6, Class PB, 6.000%, 03/25/19	9,678
2,914		Series 1999-42, Class SA, IF, IO, 7.936%, 10/25/28	103
2,100		Series 2002-2, Class MG, 6.000%, 02/25/17	2,289
1,140		Series 2002-3, Class OG, 6.000%, 02/25/17	1,238
2,120		Series 2002-28, Class LD, 6.000%, 05/25/17	2,305
1,233		Series 2002-58, Class HC, 5.500%, 09/25/17	1,347
2,455		Series 2002-59, Class UC, 5.500%, 09/25/17	2,687
809		Series 2002-63, Class KC, 5.000%, 10/25/17	878
2,919		Series 2003-3, Class PD, 5.000%, 08/25/16	2,977
9,302		Series 2003-5, Class SE, IF, IO, 7.386%, 08/25/22	662
2,595		Series 2003-16, Class LJ, 5.000%, 03/25/18	2,845
294		Series 2003-21, Class M, 5.000%, 02/25/17	301
17,906		Series 2003-25, Class CS, IF, IO, 7.386%, 03/25/17	660
4,782		Series 2003-25, Class SC, IF, IO, 7.386%, 03/25/17	142
2,751		Series 2003-42, Class CI, IO, 6.500%, 05/25/33	480
3,908		Series 2003-49, Class IO, IO, 6.500%, 06/25/33	683
8,516		Series 2003-57, Class IB, IO, 5.000%, 06/25/18	886
8,801		Series 2003-69, Class GI, IO, 5.000%, 12/25/31	643
24		Series 2003-86, Class DM, 4.000%, 09/25/10	24
5,720		Series 2003-89, Class DC, 5.000%, 12/25/32	6,209
3,881		Series 2003-92, Class HP, 4.500%, 09/25/18	4,206
160		Series 2003-108, Class HA, 5.000%, 01/25/27	161
1,442		Series 2003-120, Class BQ, 4.000%, 09/25/16	1,471
3,221		Series 2003-129, Class ME, 5.000%, 08/25/23	3,572
8,191		Series 2004-65, Class EJ, 5.000%, 05/25/23	8,628
1,428		Series 2004-72, Class F, VAR, 0.764%, 09/25/34	1,430
412		Series 2004-101, Class AR, 5.500%, 01/25/35	462
1,149		Series 2005-1, Class HC, 5.000%, 09/25/28	1,186
17,123		Series 2005-19, Class PA, 5.500%, 07/25/34	18,864
6,186		Series 2005-19, Class SK, IF, IO, 6.486%, 11/25/22	273
835		Series 2005-27, Class TH, 5.500%, 07/25/31	862
5,717		Series 2005-30, Class TA, 5.000%, 04/25/22	5,861
5,139		Series 2005-38, Class FK, VAR, 0.564%, 05/25/35	5,111

SEE NOTES TO FINANCIAL STATEMENTS.

160   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
941	Series 2005-40, Class YA, 5.000%, 09/25/20	987
630	Series 2005-47, Class AN, 5.000%, 12/25/16	639
545	Series 2005-48, Class OM, 5.000%, 03/25/30	561
2,549	Series 2005-68, Class JK, 5.250%, 05/25/35	2,556
819	Series 2005-83, Class LJ, 5.000%, 10/25/35	819
589	Series 2005-84, Class MB, 5.750%, 10/25/35	663
2,757	Series 2005-104, Class YA, 5.500%, 10/25/19	2,780
6,742	Series 2006-22, Class DV, 5.500%, 03/25/17	7,127
4,450	Series 2006-39, Class WB, 5.500%, 10/25/30	4,660
12,707	Series 2006-58, Class ST, IF, IO, 6.886%, 07/25/36	1,184
21	Series 2006-81, Class NA, 6.000%, 02/25/27	21
2,854	Series 2006-102, Class MA, 6.000%, 07/25/27	2,871
1,574	Series 2007-16, Class FC, VAR, 1.014%, 03/25/37	1,589
3,148	Series 2007-22, Class SC, IF, IO, 5.816%, 03/25/37	261
19,601	Series 2007-33, Class MS, IF, IO, 6.326%, 04/25/37	3,133
4,138	Series 2007-47, Class PA, 5.000%, 02/25/28	4,211
5,583	Series 2007-54, Class FA, VAR, 0.664%, 06/25/37	5,581
7,478	Series 2007-76, Class DB, 6.000%, 05/25/33	7,893
2,821	Series 2007-79, Class MA, 5.500%, 12/25/28	2,890
21,690	Series 2007-85, Class SH, IF, IO, 6.236%, 09/25/37	2,162
20,368	Series 2007-95, Class A1, VAR, 0.514%, 08/27/36	20,338
4,809	Series 2007-106, Class A7, VAR, 6.061%, 10/25/37	5,099
7,920	Series 2008-18, Class SE, IF, IO, 6.006%, 03/25/38	877
83,780	Series 2008-35, Class EI, IO, VAR, 1.555%, 03/25/12	1,191
1,974	Series 2008-72, Class IO, IO, 5.000%, 08/25/28	241
35,019	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	3,856
7,580	Series 2009-29, Class LA, VAR, 5.702%, 05/25/39	7,742
71,172	Series 2009-70, Class IN, IO, 4.500%, 08/25/19	7,156
13,341	Series 2010-9, Class PA, 4.500%, 10/25/39	13,683
20,380	Series 2010-60, Class IO, IO, 4.000%, 06/25/20	2,266
19,342	Series 2010-64, Class DM, 5.000%, 06/25/40	20,995
19	Series G-11, Class Z, 8.500%, 05/25/21	22
8	Series G-22, Class ZT, 8.000%, 12/25/16	10
11	Series G-41, Class PT, 7.500%, 10/25/21	12
1,305	Series G92-19, Class M, 8.500%, 04/25/22	1,570
36	Series G92-35, Class E, 7.500%, 07/25/22	41
1,125	Series G92-35, Class EA, 8.000%, 07/25/22	1,338
18	Series G92-40, Class ZC, 7.000%, 07/25/22	20
156	Series G92-44, Class ZQ, 8.000%, 07/25/22	186
40	Series G92-54, Class ZQ, 7.500%, 09/25/22	46
5,963	Series G92-64, Class J, 8.000%, 11/25/22	7,092
2,382	Series G92-66, Class K, 8.000%, 12/25/22	2,833
2,305	Series G94-6, Class PJ, 8.000%, 05/17/24	2,741
	Federal National Mortgage Association STRIPS,
1	Series 25, Class 1, 6.000%, 02/01/13	1
133	Series 108, Class 1, PO, 03/01/20	131
3	Series 268, Class 2, IO, 9.000%, 02/01/23	—	(h)
2,162	Series 334, Class 13, IO, VAR, 6.000%, 03/01/33	349
1,908	Series 334, Class 17, IO, VAR, 6.500%, 02/01/33	323
2,636	Series 334, Class 24, IO, VAR, 5.000%, 02/01/18	224
4,216	Series 334, Class 9, IO, 6.000%, 03/01/33	674
16,070	Series 343, Class 21, IO, 4.000%, 09/01/18	1,423
6,896	Series 345, Class 22, IO, VAR, 4.500%, 05/01/20	674
2,746	Series 351, Class 28, IO, VAR, 5.000%, 04/01/19	260
1,833	Series 356, Class 16, IO, VAR, 5.500%, 06/01/35	194
1,992	Series 359, Class 16, IO, VAR, 5.500%, 10/01/35	243
2,478	Series 369, Class 19, IO, VAR, 6.000%, 10/01/36	271
1,394	Series 369, Class 26, IO, VAR, 6.500%, 10/01/36	197
7,251	Series 386, Class 20, IO, VAR, 6.500%, 08/25/38	810
10,794	Series 394, Class C3, IO, 6.500%, 09/25/38	2,570
	Federal National Mortgage Association Whole Loan,
3	Series 1995-W3, Class A, 9.000%, 04/25/25	3
20,742	Series 2007-W1, Class 1AF1, VAR, 0.524%, 11/25/46	20,633
	Government National Mortgage Association,
121	Series 1997-12, Class D, 7.500%, 09/20/27	141
2,327	Series 2004-39, Class IN, IO, 5.500%, 06/20/33	399

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   161

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
13,684	Series 2008-75, Class SP, IF, IO, 7.204%, 08/20/38	1,627
20,173	Series 2009-14, Class KS, IF, IO, 6.034%, 03/20/39	2,064
5,373	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	562
48,657	Series 2009-14, Class SA, IF, IO, 5.814%, 03/20/39	4,367
25	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.784%, 03/15/21	29
		501,382
	Non-Agency CMO — 5.0%
	ABN Amro Mortgage Corp.,
7,852	Series 2003-7, Class A3, 4.500%, 07/25/18	8,028
3,695	Series 2003-9, Class A1, 4.500%, 08/25/18	3,803
1,221	Series 2003-9, Class A2, 4.500%, 08/25/18	1,213
20,000	American General Mortgage Loan Trust, Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	20,515
	Banc of America Mortgage Securities, Inc.,
2,873	Series 2004-3, Class 1A23, 4.500%, 04/25/34	2,876
2,981	Series 2004-4, Class 1A9, 5.000%, 05/25/34	3,005
8,409	Series 2004-4, Class 4A1, 4.750%, 05/25/19	8,595
5,118	Series 2004-5, Class 3A5, 4.750%, 06/25/19	5,095
15,030	Series 2004-5, Class 4A1, 4.750%, 06/25/19	15,063
2,755	Series 2004-6, Class 1A8, 5.500%, 07/25/34	2,816
18,383	Series 2005-1, Class 2A1, 5.000%, 02/25/20	18,183
8,805	Series 2007-1, Class 1A7, 5.750%, 03/25/37	8,931
	BCAP LLC Trust,
7,719	Series 2006-RR1, Class PA, 5.000%, 11/25/36	7,778
8,446	Series 2009-RR13, Class 5A1, VAR, 5.750%, 01/26/36 (e)	8,361
4,619	Series 2010-RR4, Class 4A1, VAR, 0.402%, 01/26/37 (e)	4,527
9,788	Series 2010-RR4, Class 5A7, VAR, 0.582%, 05/26/37 (e)	9,397
15,448	Series 2010-RR5, Class 6A1, VAR, 0.372%, 03/26/37 (e)	15,061
7,509	Series 2010-RR6, Class 23A7, VAR, 0.472%, 06/26/37 (e)	7,472
463	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 3.011%, 10/25/33	447
1,169	Cendant Mortgage Corp., Series 2004-3, Class A3, VAR, 5.503%, 06/25/34	1,159
	Chase Mortgage Finance Corp.,
8,084	Series 2003-S10, Class A1, 4.750%, 11/25/18	8,311
2,443	Series 2003-S13, Class A2, 5.000%, 11/25/33	2,542
1,578	Citicorp Mortgage Securities, Inc., Series 2004-3, Class A8, 5.250%, 05/25/34	1,578
	Citigroup Mortgage Loan Trust, Inc.,
2,570	Series 2003-UP3, Class A1, 7.000%, 09/25/33	2,630
10,634	Series 2004-UST1, Class A6, VAR, 5.081%, 08/25/34	10,474
288	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, 12/25/33	297
	Countrywide Home Loan Mortgage Pass-Through Trust,
10,929	Series 2003-34, Class A6, 5.250%, 09/25/33	11,298
3,822	Series 2003-J13, Class 1A5, 5.250%, 11/25/14	3,824
8,132	Series 2003-J15, Class 3A1, 5.000%, 01/25/19	8,410
1,885	Series 2004-8, Class 2A1, 4.500%, 06/25/19	1,921
	CS First Boston Mortgage Securities Corp.,
5,601	Series 2003-23, Class 8A1, 5.000%, 09/25/18	5,688
7,925	Series 2004-8, Class 6A1, 4.500%, 12/25/19	8,260
1,617	Series 2007-5, Class 5A5, VAR, 5.500%, 12/25/14	1,567
159	First Horizon Alternative Mortgage Securities, Series 2005-FA7, Class 1A5, 5.500%, 10/25/35	159
	First Horizon Asset Securities, Inc.,
9,582	Series 2003-8, Class 2A1, 4.500%, 09/25/18	9,915
5,945	Series 2004-7, Class 2A1, 4.750%, 12/25/19	6,119
	GMAC Mortgage Corp. Loan Trust,
8,650	Series 2003-AR1, Class A4, VAR, 3.784%, 10/19/33	8,539
2	Series 2003-J1, Class A3, 5.250%, 03/25/18	2
580	Series 2003-J4, Class 2A1, 4.750%, 09/25/18	598
11,458	GSR Mortgage Loan Trust, Series 2004-10F, Class 1A6, 4.500%, 08/25/19	11,332
2,832	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, VAR, 0.624%, 02/25/35	1,822
11,592	JP Morgan Mortgage Trust, Series 2006-A2, Class 4A1, VAR, 2.932%, 08/25/34	11,267
14	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.500%, 02/22/17	16
5,381	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6, VAR, 2.906%, 11/21/34	5,349
369	MASTR Alternative Loans Trust, Series 2004-8, Class 6A1, 5.500%, 09/25/19	379

SEE NOTES TO FINANCIAL STATEMENTS.

162   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	MASTR Asset Securitization Trust,
2,165	Series 2002-7, Class 1A1, 5.500%, 11/25/17	2,223
5,447	Series 2003-2, Class 1A1, 5.000%, 03/25/18	5,575
3,446	Series 2003-11, Class 10A1, 5.000%, 12/25/18	3,562
8,108	Series 2004-6, Class 6A1, 4.500%, 07/25/19	8,384
4,282	Series 2006-1, Class 1A1, 5.750%, 05/25/36	4,371
2,180	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, VAR, 0.544%, 08/25/35	1,852
7	Merrill Lynch Trust, Series 44, Class G, 9.000%, 08/20/20	7
663	Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A3, 5.000%, 11/25/18	671
	Nomura Asset Acceptance Corp.,
2,098	Series 2005-AR1, Class 1A1, VAR, 2.809%, 02/25/35	1,555
1,000	Series 2005-AR2, Class 3A1, VAR, 0.514%, 05/25/35	858
2,734	Series 2005-AR6, Class 4A1, VAR, 0.524%, 12/25/35	1,367
9	Paine Webber CMO Trust, Series L, Class 4, 8.950%, 07/01/18	11
11,622	Prime Mortgage Trust, Series 2005-2, Class 1A1, 4.750%, 07/25/20	11,946
	Residential Accredit Loans, Inc.,
782	Series 2003-QR24, Class A7, 4.000%, 07/25/33	662
3,820	Series 2003-QS1, Class A6, 4.250%, 01/25/33	3,860
968	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A5, 6.000%, 11/25/31	968
3,728	Residential Funding Mortgage Securities I, Series 2002-S18, Class A1, 5.250%, 12/25/17	3,756
	Structured Asset Securities Corp.,
8,241	Series 2003-8, Class 1A2, 5.000%, 04/25/18	7,917
3,089	Series 2003-31A, Class B1, VAR, 2.855%, 10/25/33	1,157
7,255	Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VAR, 0.384%, 07/25/36	7,124
4,800	WaMu Mortgage Pass-Through Certificates, Series 2003-S10, Class A4, 4.500%, 10/25/18	5,003
709	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS3, Class 1A4, 6.500%, 05/25/32	710
	Wells Fargo Mortgage-Backed Securities Trust,
10,376	Series 2003-10, Class A1, 4.500%, 09/25/18	10,709
7,958	Series 2003-11, Class 2A1, 4.750%, 10/25/18	8,210
8,263	Series 2003-12, Class A1, 4.750%, 11/25/18	8,521
9,519	Series 2003-12, Class A2, 4.500%, 11/25/18	9,749
865	Series 2003-12, Class A3, 5.000%, 11/25/18	894
7,738	Series 2003-15, Class 1A1, 4.750%, 12/25/18	8,019
10,809	Series 2003-16, Class 2A1, 4.500%, 12/25/18	11,081
6,601	Series 2003-K, Class 1A1, VAR, 4.471%, 11/25/33	6,484
105	Series 2003-K, Class 1A2, VAR, 4.471%, 11/25/33	103
15,246	Series 2003-M, Class A1, VAR, 4.677%, 12/25/33	15,278
9,095	Series 2004-7, Class 2A1, 4.500%, 07/25/19	9,419
3,246	Series 2004-EE, Class 2A2, VAR, 2.898%, 12/25/34	3,155
4,159	Series 2004-EE, Class 3A2, VAR, 3.100%, 12/25/34	3,999
9,824	Series 2004-O, Class A1, VAR, 4.856%, 08/25/34	9,962
16,575	Series 2005-1, Class 1A1, 4.750%, 01/25/20	17,060
15,564	Series 2005-13, Class A1, 5.000%, 11/25/20	16,163
		486,967
	Total Collateralized Mortgage Obligations (Cost $973,504)	988,349
Commercial Mortgage-Backed Securities — 1.3%
	Banc of America Commercial Mortgage, Inc.,
1,738	Series 2002-2, Class A2, 4.772%, 07/11/43	1,768
3,760	Series 2004-5, Class A3, 4.561%, 11/10/41	3,850
	Bear Stearns Commercial Mortgage Securities,
5,853	Series 2002-TOP6, Class A2, 6.460%, 10/15/36	6,187
2,825	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	2,990
448	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.919%, 03/15/49	455
1,771	Commercial Mortgage Acceptance Corp., Series 1998-C2, Class F, VAR, 5.440%, 09/15/30 (e)	1,835
1,330	Commercial Mortgage Asset Trust, Series 1999-C1, Class A4, VAR, 6.975%, 01/17/32	1,455
4,804	Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A2, 4.630%, 05/10/43	4,837
	CS First Boston Mortgage Securities Corp.,
5,133	Series 2001-CF2, Class A4, 6.505%, 02/15/34	5,150
2,206	Series 2002-CKS4, Class A1, 4.485%, 11/15/36	2,218

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   163

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
2,725	Series 2005-C6, Class A2FX, VAR, 5.207%, 12/15/40	2,727
16,881	Defeased Loan Trust, Series 2010-1, Class A, 2.360%, 01/13/14 (e)	17,385
13,028	First Union National Bank Commercial Mortgage, Series 2000-C2, Class B, VAR, 7.281%, 10/15/32	13,017
	GMAC Commercial Mortgage Securities, Inc.,
1,383	Series 2003-C1, Class A1, 3.337%, 05/10/36	1,404
672	Series 2003-C3, Class A3, 4.646%, 04/10/40	682
2,000	GS Mortgage Securities Corp. II, Series 2001-GL3A, Class A2, VAR, 6.449%, 08/05/18 (e)	2,086
229	LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A2, 4.201%, 12/15/29	230
565	Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2, 4.071%, 10/12/41	565
	Morgan Stanley Capital I,
3,875	Series 2003-T11, Class A3, 4.850%, 06/13/41	3,982
331	Series 2006-T23, Class A1, 5.682%, 08/12/41	335
	Morgan Stanley Dean Witter Capital I,
2,250	Series 2001-280, Class A2, 6.494%, 02/03/16 (e)	2,302
3,710	Series 2001-280, Class E, 7.145%, 02/03/16 (e)	3,805
2,986	Nomura Asset Securities Corp., Series 1998-D6, Class A1C, 6.690%, 03/15/30	3,231
5,007	Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1, 3.669%, 02/11/36	5,034
	Prudential Mortgage Capital Funding LLC,
10,000	Series 2001-ROCK, Class B, 6.760%, 05/10/34	10,328
10,000	Series 2001-ROCK, Class C, 6.936%, 05/10/34	10,229
18,325	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.044%, 08/15/39	20,433
	Total Commercial Mortgage-Backed Securities (Cost $126,624)	128,520
Corporate Bonds — 14.1%
	Consumer Discretionary — 0.4%
	Auto Components — 0.0% (g)
4,435	Johnson Controls, Inc., 4.875%, 09/15/13	4,805
	Automobiles — 0.0% (g)
	Daimler Finance North America LLC,
1,000	5.750%, 09/08/11	1,047
1,000	6.500%, 11/15/13	1,142
		2,189
	Media — 0.2%
310	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	360
1,463	Comcast Cable Communications LLC, 7.125%, 06/15/13	1,678
	Cox Communications, Inc.,
2,160	5.450%, 12/15/14	2,434
1,255	7.750%, 11/01/10	1,269
	Time Warner Cable, Inc.,
3,990	3.500%, 02/01/15	4,154
400	6.200%, 07/01/13	450
875	7.500%, 04/01/14	1,030
2,000	Viacom, Inc., 4.375%, 09/15/14	2,164
	Walt Disney Co. (The),
585	4.700%, 12/01/12	635
1,775	6.375%, 03/01/12	1,923
		16,097
	Multiline Retail — 0.1%
1,256	Kohl’s Corp., 7.375%, 10/15/11	1,336
	Target Corp.,
1,190	5.125%, 01/15/13	1,302
505	6.350%, 01/15/11	516
1,615	Wal-Mart Stores, Inc., 2.250%, 07/08/15 (c)	1,661
		4,815
	Specialty Retail — 0.1%
	Home Depot, Inc.,
330	5.200%, 03/01/11	337
2,555	5.250%, 12/16/13	2,839
2,675	Staples, Inc., 9.750%, 01/15/14	3,321
		6,497
	Total Consumer Discretionary	34,403
	Consumer Staples — 0.6%
	Beverages — 0.3%
1,840	Bottling Group LLC, 5.000%, 11/15/13	2,059
5,050	Coca-Cola Co. (The), 3.625%, 03/15/14	5,475
	Coca-Cola Enterprises, Inc.,
980	5.000%, 08/15/13	1,085
1,665	7.375%, 03/03/14	2,004
1,585	8.500%, 02/01/12	1,745
475	Diageo Capital plc, (United Kingdom), 5.200%, 01/30/13	518
5,035	Diageo Finance B.V., (Netherlands), 5.500%, 04/01/13	5,563
2,975	PepsiCo, Inc., 3.750%, 03/01/14	3,209

SEE NOTES TO FINANCIAL STATEMENTS.

164   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Beverages — Continued
4,800	SABMiller plc, (United Kingdom), 5.500%, 08/15/13 (e)	5,281
		26,939
	Food & Staples Retailing — 0.1%
1,250	CVS Caremark Corp., 3.250%, 05/18/15	1,303
2,295	Kroger Co. (The), 7.500%, 01/15/14	2,715
	Wal-Mart Stores, Inc.,
695	4.550%, 05/01/13	762
2,780	7.250%, 06/01/13	3,248
		8,028
	Food Products — 0.2%
4,100	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	4,400
	Cargill, Inc.,
1,215	4.375%, 06/01/13 (e)	1,302
1,385	5.000%, 11/15/13 (e)	1,532
1,450	5.200%, 01/22/13 (e)	1,575
2,600	General Mills, Inc., 5.250%, 08/15/13	2,891
600	HJ Heinz Finance Co., 6.625%, 07/15/11	629
710	Kellogg Co., 4.250%, 03/06/13	762
	Kraft Foods, Inc.,
1,500	5.250%, 10/01/13	1,649
1,115	6.000%, 02/11/13	1,237
2,959	6.250%, 06/01/12	3,215
2,780	6.750%, 02/19/14	3,225
		22,417
	Household Products — 0.0% (g)
905	Kimberly-Clark Corp., 5.625%, 02/15/12	966
	Total Consumer Staples	58,350
	Energy — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
	Anadarko Petroleum Corp.,
435	5.750%, 06/15/14	442
2,000	7.625%, 03/15/14 (c)	2,150
1,390	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14	1,525
800	Chevron Corp., 3.950%, 03/03/14	873
	ConocoPhillips,
1,145	4.750%, 02/01/14	1,270
2,930	9.375%, 02/15/11	3,050
3,158	ConocoPhillips Australia Funding Co., 5.500%, 04/15/13	3,504
5,490	Devon Financing Corp. ULC, (Canada), 6.875%, 09/30/11	5,839
1,975	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	2,182
	Shell International Finance B.V., (Netherlands),
2,615	1.875%, 03/25/13	2,669
1,322	3.100%, 06/28/15	1,384
5,225	4.000%, 03/21/14	5,663
2,400	Statoil ASA, (Norway), 5.125%, 04/30/14 (e)	2,680
1,325	XTO Energy, Inc., 4.625%, 06/15/13	1,457
	Total Energy	34,688
	Financials — 8.6%
	Capital Markets — 1.9%
	Bank of New York Mellon Corp. (The),
1,870	3.100%, 01/15/15	1,962
2,180	4.300%, 05/15/14	2,384
3,000	4.500%, 04/01/13	3,260
3,890	5.125%, 08/27/13	4,326
	BlackRock, Inc.,
1,700	2.250%, 12/10/12	1,742
4,000	3.500%, 12/10/14	4,238
4,035	Charles Schwab Corp. (The), 4.950%, 06/01/14	4,455
2,300	Citicorp, 7.250%, 10/15/11	2,430
	Credit Suisse USA, Inc.,
3,222	5.125%, 01/15/14	3,501
6,020	6.125%, 11/15/11	6,384
4,500	6.500%, 01/15/12	4,829
	Goldman Sachs Group, Inc. (The),
3,082	3.700%, 08/01/15	3,120
2,000	5.000%, 01/15/11	2,029
2,800	5.000%, 10/01/14	3,003
4,235	5.150%, 01/15/14	4,546
950	5.250%, 04/01/13	1,023
5,300	5.250%, 10/15/13	5,736
5,335	5.450%, 11/01/12	5,718
18,840	6.000%, 05/01/14	20,866
3,000	6.600%, 01/15/12	3,205
2,050	Jefferies Group, Inc., 7.750%, 03/15/12 (c)	2,207
	Lehman Brothers Holdings, Inc.,
2,225	3.950%, 11/10/09 (d)	467
500	5.750%, 07/18/11 (d)	105
1,062	6.625%, 01/18/12 (d)	223
	Merrill Lynch & Co., Inc.,
1,000	4.500%, 11/04/10	1,005
968	5.000%, 01/15/15	1,025
4,376	5.450%, 02/05/13	4,671

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   165

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Capital Markets — Continued
4,591	5.450%, 07/15/14	4,916
1,100	6.050%, 08/15/12	1,180
11,601	6.150%, 04/25/13	12,643
	Morgan Stanley,
1,600	4.100%, 01/26/15	1,633
3,682	4.200%, 11/20/14	3,792
915	4.750%, 04/01/14	942
7,400	5.250%, 11/02/12	7,873
5,805	5.750%, 08/31/12	6,202
13,150	6.000%, 05/13/14	14,331
3,000	6.600%, 04/01/12	3,219
7,790	Nomura Holdings, Inc., (Japan), 5.000%, 03/04/15	8,363
	Northern Trust Corp.,
1,400	4.625%, 05/01/14	1,548
2,910	5.300%, 08/29/11	3,046
970	5.500%, 08/15/13	1,088
5,353	State Street Corp., 4.300%, 05/30/14	5,878
	UBS AG, (Switzerland),
488	2.250%, 08/12/13	490
6,670	3.875%, 01/15/15	6,892
		182,496
	Commercial Banks — 2.4%
1,000	American Express Bank FSB, 5.500%, 04/16/13	1,087
1,190	ANZ National (International) Ltd., (New Zealand), 2.375%, 12/21/12 (e)	1,206
2,345	Bank of America Corp., 5.375%, 09/11/12	2,490
5,300	Bank of Nova Scotia, (Canada), 2.250%, 01/22/13	5,435
2,782	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan), 2.600%, 01/22/13 (e)	2,846
	Barclays Bank plc, (United Kingdom),
8,995	2.500%, 01/23/13	9,159
4,450	3.900%, 04/07/15 (c)	4,656
2,980	5.200%, 07/10/14	3,278
	BB&T Corp.,
5,269	3.375%, 09/25/13	5,517
4,680	3.850%, 07/27/12	4,902
4,555	4.750%, 10/01/12	4,816
1,232	6.500%, 08/01/11	1,294
5,000	BNY Mellon N.A., 4.750%, 12/15/14	5,554
2,185	Branch Banking & Trust Co., 4.875%, 01/15/13	2,328
3,000	Canadian Imperial Bank of Commerce, (Canada), 2.600%, 07/02/15 (e)	3,077
	Credit Suisse, (Switzerland),
5,225	3.450%, 07/02/12	5,411
7,820	3.500%, 03/23/15	8,112
6,514	5.000%, 05/15/13	7,048
3,600	5.500%, 05/01/14	3,985
	Deutsche Bank AG, (Germany),
8,290	2.375%, 01/11/13	8,440
3,890	3.875%, 08/18/14	4,145
1,445	4.875%, 05/20/13	1,560
600	5.375%, 10/12/12	648
6,640	Deutsche Bank Financial LLC, 5.375%, 03/02/15	7,293
4,000	HSBC Bank USA N.A., 4.625%, 04/01/14	4,270
1,650	HSBC Holdings plc, (United Kingdom), 5.250%, 12/12/12	1,768
	KeyBank N.A.,
1,778	5.500%, 09/17/12	1,895
750	5.700%, 08/15/12	794
1,290	5.800%, 07/01/14	1,408
720	KeyCorp, 6.500%, 05/14/13	788
1,525	M&I Marshall & Ilsley Bank, 5.150%, 02/22/12	1,513
805	M&T Bank Corp., 5.375%, 05/24/12	854
1,213	Mellon Funding Corp., 6.400%, 05/14/11	1,263
5,070	National Australia Bank Ltd., (Australia), 2.500%, 01/08/13 (e)	5,150
800	National City Corp., 4.900%, 01/15/15	881
6,665	PNC Funding Corp., 3.625%, 02/08/15	7,005
10,000	Rabobank Nederland N.V., (Netherlands), 3.200%, 03/11/15 (e)	10,345
5,543	SouthTrust Corp., 5.800%, 06/15/14	6,058
	SunTrust Banks, Inc.,
3,272	5.250%, 11/05/12	3,463
1,000	6.375%, 04/01/11	1,029
6,100	Toronto-Dominion Bank (The), (Canada), 2.200%, 07/29/15 (e)	6,214
	U.S. Bancorp,
5,938	2.875%, 11/20/14	6,196
1,595	4.200%, 05/15/14	1,743
	U.S. Bank N.A.,
4,020	4.950%, 10/30/14	4,443
6,202	6.375%, 08/01/11	6,527
5,400	Union Planters Corp., 4.375%, 12/01/10	5,433
5,678	Wachovia Bank N.A., 4.800%, 11/01/14	6,114
	Wachovia Corp.,
630	4.875%, 02/15/14	670
1,915	5.500%, 05/01/13	2,102

SEE NOTES TO FINANCIAL STATEMENTS.

166   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
	Wells Fargo & Co.,
9,420	3.750%, 10/01/14	9,928
6,780	4.375%, 01/31/13	7,231
5,770	4.625%, 04/15/14	6,143
2,757	4.950%, 10/16/13	2,997
2,240	6.375%, 08/01/11	2,370
4,700	Wells Fargo Bank N.A., 6.450%, 02/01/11	4,810
	Westpac Banking Corp., (Australia),
6,973	2.250%, 11/19/12	7,093
3,495	4.200%, 02/27/15	3,736
		236,521
	Consumer Finance — 1.0%
3,088	American Express Co., 7.250%, 05/20/14	3,592
	American Express Credit Corp.,
4,329	5.875%, 05/02/13	4,761
9,565	7.300%, 08/20/13	10,957
	American Honda Finance Corp.,
5,730	2.375%, 03/18/13 (e)	5,853
5,940	4.625%, 04/02/13 (e)	6,392
1,000	5.125%, 12/15/10 (e)	1,013
	Boeing Capital Corp.,
1,192	5.800%, 01/15/13	1,319
3,200	6.500%, 02/15/12	3,463
	Capital One Bank USA N.A.,
2,000	5.125%, 02/15/14	2,169
767	5.750%, 09/15/10	768
1,310	Capital One Financial Corp., 7.375%, 05/23/14	1,526
1,490	FIA Card Services N.A., 7.125%, 11/15/12	1,625
	HSBC Finance Corp.,
7,250	4.750%, 07/15/13	7,676
547	5.250%, 01/14/11	555
1,625	5.250%, 04/15/15	1,759
3,500	5.900%, 06/19/12	3,724
9,601	6.375%, 10/15/11	10,142
3,470	6.375%, 11/27/12	3,778
2,830	7.000%, 05/15/12	3,056
	John Deere Capital Corp.,
1,335	2.950%, 03/09/15	1,406
2,450	4.500%, 04/03/13	2,650
325	4.950%, 12/17/12	352
2,327	5.100%, 01/15/13	2,540
6,770	5.250%, 10/01/12	7,333
2,044	5.650%, 07/25/11	2,137
	MBNA Corp.,
1,860	6.125%, 03/01/13	2,013
500	7.500%, 03/15/12	540
2,737	Toyota Motor Credit Corp., 3.200%, 06/17/15	2,891
993	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	995
2,000	Washington Mutual Finance Corp., 6.875%, 05/15/11	2,077
		99,062
	Diversified Financial Services — 2.3%
3,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	3,173
	Bank of America Corp.,
6,005	4.900%, 05/01/13	6,371
465	5.125%, 11/15/14	497
388	7.125%, 10/15/11	411
14,040	7.375%, 05/15/14	16,027
950	7.400%, 01/15/11	973
1,543	BHP Billiton Finance USA Ltd., (Australia), 5.000%, 12/15/10	1,562
	BP Capital Markets plc, (United Kingdom),
1,190	3.125%, 03/10/12	1,192
1,870	3.625%, 05/08/14	1,856
2,000	3.875%, 03/10/15 (c)	1,981
3,015	5.250%, 11/07/13 (c)	3,129
	Caterpillar Financial Services Corp.,
6,687	4.850%, 12/07/12	7,240
1,665	4.900%, 08/15/13	1,832
600	5.750%, 02/15/12	643
1,270	6.125%, 02/17/14	1,460
1,880	6.200%, 09/30/13	2,154
	Citigroup, Inc.,
4,535	5.300%, 10/17/12	4,789
3,450	5.500%, 08/27/12	3,655
10,820	5.500%, 04/11/13	11,488
1,385	5.500%, 10/15/14	1,475
6,000	5.850%, 07/02/13	6,426
11,445	6.000%, 12/13/13	12,347
6,445	6.375%, 08/12/14	7,052
4,428	6.500%, 08/19/13	4,843
8,263	CME Group, Inc., 5.400%, 08/01/13	9,227
1,000	Diageo Investment Corp., 9.000%, 08/15/11	1,078
	General Electric Capital Corp.,
10,055	3.500%, 06/29/15	10,412
5,000	3.750%, 11/14/14	5,233

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   167

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Financial Services — Continued
5,000	4.750%, 09/15/14	5,399
2,736	4.875%, 03/04/15	2,991
10,500	5.250%, 10/19/12	11,307
13,757	5.450%, 01/15/13	14,930
11,926	5.500%, 06/04/14	13,242
3,225	5.650%, 06/09/14	3,585
14,910	5.875%, 02/15/12	15,894
14,402	5.900%, 05/13/14	16,282
7,815	6.000%, 06/15/12	8,447
4,365	NASDAQ OMX Group, Inc. (The), 4.000%, 01/15/15	4,522
885	National Rural Utilities Cooperative Finance Corp., 2.625%, 09/16/12	913
1,000	Textron Financial Corp., 5.125%, 11/01/10	1,004
		227,042
	FDIC Guaranteed Securities (˜) — 0.1%
	General Electric Capital Corp.,
2,500	2.625%, 12/28/12	2,604
3,530	3.000%, 12/09/11	3,637
3,150	Morgan Stanley, 3.250%, 12/01/11	3,260
2,220	Wells Fargo & Co., 3.000%, 12/09/11	2,292
		11,793
	Insurance — 0.8%
5,000	ACE INA Holdings, Inc., 5.600%, 05/15/15	5,654
1,420	Allstate Corp. (The), 5.000%, 08/15/14	1,581
8,290	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	9,152
	Berkshire Hathaway Finance Corp.,
6,615	4.000%, 04/15/12	6,958
2,495	5.000%, 08/15/13	2,770
915	Genworth Global Funding Trusts, 5.200%, 10/08/10	919
	Jackson National Life Global Funding,
1,000	5.125%, 02/10/11 (e)	1,012
2,150	5.375%, 05/08/13 (e)	2,316
3,445	MassMutual Global Funding II, 3.625%, 07/16/12 (e)	3,596
	Metropolitan Life Global Funding I,
2,663	2.500%, 01/11/13 (e)	2,722
11,835	2.875%, 09/17/12 (e)	12,148
2,645	5.125%, 04/10/13 (e)	2,881
1,200	5.200%, 09/18/13 (e)	1,317
1,000	Monumental Global Funding II, 5.650%, 07/14/11 (e)	1,027
2,000	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	2,165
	New York Life Global Funding,
2,730	3.000%, 05/04/15 (e)	2,839
2,400	4.650%, 05/09/13 (e)	2,601
1,400	Pacific Life Global Funding, 5.150%, 04/15/13 (e)	1,506
	Pricoa Global Funding I,
500	4.625%, 06/25/12 (e)	523
1,125	5.400%, 10/18/12 (e)	1,209
3,450	5.450%, 06/11/14 (e)	3,836
1,000	5.625%, 05/24/11 (e)	1,033
609	Principal Life Global Funding I, 6.250%, 02/15/12 (e)	646
	Principal Life Income Funding Trusts,
1,835	5.150%, 06/17/11	1,900
335	5.300%, 12/14/12	361
4,125	5.300%, 04/24/13	4,470
550	Travelers Property Casualty Corp., 5.000%, 03/15/13	597
		77,739
	Real Estate Investment Trusts (REITs) — 0.1%
	Simon Property Group LP,
673	4.200%, 02/01/15	719
1,470	5.375%, 06/01/11	1,496
1,125	6.750%, 05/15/14	1,302
		3,517
	Thrifts & Mortgage Finance — 0.0% (g)
2,150	Countrywide Financial Corp., 5.800%, 06/07/12	2,287
1,100	Golden West Financial Corp., 4.750%, 10/01/12	1,150
		3,437
	Total Financials	841,607
	Health Care — 0.2%
	Health Care Equipment & Supplies — 0.1%
	Baxter International, Inc.,
1,650	1.800%, 03/15/13	1,684
255	4.000%, 03/01/14	278
585	Hospira, Inc., 5.550%, 03/30/12	621
1,925	Medtronic, Inc., 3.000%, 03/15/15	2,034
		4,617

SEE NOTES TO FINANCIAL STATEMENTS.

168   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Health Care Providers & Services — 0.0% (g)
550	WellPoint Health Networks, Inc., 6.375%, 01/15/12	584
215	WellPoint, Inc., 6.000%, 02/15/14	245
		829
	Pharmaceuticals — 0.1%
2,635	Abbott Laboratories, 2.700%, 05/27/15	2,760
850	Eli Lilly & Co., 3.550%, 03/06/12	885
2,000	GlaxoSmithKline Capital, Inc., 4.850%, 05/15/13	2,197
2,525	Merck & Co., Inc., 4.750%, 03/01/15	2,864
2,793	Wyeth, 5.500%, 02/01/14	3,162
		11,868
	Total Health Care	17,314
	Industrials — 0.6%
	Aerospace & Defense — 0.1%
2,335	BAE Systems Holdings, Inc., 5.200%, 08/15/15 (e)	2,572
	Boeing Co. (The),
760	3.500%, 02/15/15	820
2,135	5.000%, 03/15/14	2,400
2,190	5.125%, 02/15/13	2,394
2,460	General Dynamics Corp., 5.250%, 02/01/14	2,790
1,000	Northrop Grumman Corp., 3.700%, 08/01/14	1,069
612	United Technologies Corp., 6.100%, 05/15/12	663
		12,708
	Air Freight & Logistics — 0.0% (g)
2,540	United Parcel Service, Inc., 4.500%, 01/15/13	2,753
	Commercial Services & Supplies — 0.0% (g)
1,100	Waste Management, Inc., 6.375%, 11/15/12	1,210
	Industrial Conglomerates — 0.1%
3,767	General Electric Co., 5.000%, 02/01/13	4,082
	Honeywell International, Inc.,
1,115	3.875%, 02/15/14	1,214
1,285	4.250%, 03/01/13	1,391
1,705	5.625%, 08/01/12	1,857
		8,544
	Machinery — 0.1%
745	Caterpillar, Inc., 7.000%, 12/15/13	878
1,475	Deere & Co., 6.950%, 04/25/14	1,760
	PACCAR, Inc.,
100	6.375%, 02/15/12	108
1,150	6.875%, 02/15/14	1,346
		4,092
	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
5,596	5.900%, 07/01/12	6,068
3,170	6.750%, 07/15/11	3,339
2,000	7.000%, 02/01/14	2,342
	Canadian National Railway Co., (Canada),
2,735	4.400%, 03/15/13	2,936
605	4.950%, 01/15/14	675
539	6.375%, 10/15/11	572
	CSX Corp.,
3,330	6.300%, 03/15/12	3,564
1,100	9.780%, 02/14/11	1,128
2,075	Norfolk Southern Corp., 6.750%, 02/15/11	2,127
1,000	Ryder System, Inc., 3.600%, 03/01/16	1,012
	Union Pacific Corp.,
4,235	5.450%, 01/31/13	4,639
1,433	6.500%, 04/15/12	1,551
500	6.650%, 01/15/11	510
		30,463
	Total Industrials	59,770
	Information Technology — 0.6%
	Communications Equipment — 0.0% (g)
	Cisco Systems, Inc.,
1,230	2.900%, 11/17/14	1,302
900	5.250%, 02/22/11	920
		2,222
	Computers & Peripherals — 0.2%
	Dell, Inc.,
790	3.375%, 06/15/12	819
2,310	4.700%, 04/15/13	2,506
745	5.625%, 04/15/14	844
	Hewlett-Packard Co.,
490	2.950%, 08/15/12	509
350	4.500%, 03/01/13	380
2,500	4.750%, 06/02/14	2,803
1,400	6.125%, 03/01/14	1,619
950	6.500%, 07/01/12	1,044
	International Business Machines Corp.,
1,655	2.100%, 05/06/13	1,707
2,330	4.750%, 11/29/12	2,537
1,250	6.500%, 10/15/13	1,455
650	7.500%, 06/15/13	763
		16,986

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   169

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electronic Equipment, Instruments & Components — 0.1%
7,416	Arrow Electronics, Inc., 6.875%, 07/01/13	8,262
	IT Services — 0.1%
7,130	Electronic Data Systems LLC, 6.000%, 08/01/13	8,094
	Office Electronics — 0.1%
	Xerox Corp.,
2,655	5.500%, 05/15/12	2,833
1,000	6.875%, 08/15/11	1,050
2,505	8.250%, 05/15/14	3,002
		6,885
	Software — 0.1%
2,691	Intuit, Inc., 5.400%, 03/15/12	2,848
3,155	Microsoft Corp., 2.950%, 06/01/14	3,363
	Oracle Corp.,
4,025	3.750%, 07/08/14	4,379
2,555	4.950%, 04/15/13	2,819
		13,409
	Total Information Technology	55,858
	Materials — 0.4%
	Chemicals — 0.3%
845	Air Products & Chemicals, Inc., 4.150%, 02/01/13	895
835	Dow Chemical Co. (The), 4.850%, 08/15/12	881
	EI du Pont de Nemours & Co.,
3,225	3.250%, 01/15/15	3,426
5,125	5.000%, 01/15/13	5,599
1,500	Monsanto Co., 7.375%, 08/15/12	1,675
3,025	Potash Corp. of Saskatchewan, Inc., (Canada), 7.750%, 05/31/11	3,184
4,334	PPG Industries, Inc., 5.750%, 03/15/13	4,756
	Praxair, Inc.,
3,045	1.750%, 11/15/12 (c)	3,100
2,240	2.125%, 06/14/13	2,301
1,920	3.950%, 06/01/13	2,062
830	4.625%, 03/30/15	930
		28,809
	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
900	5.125%, 03/29/12	955
950	6.750%, 11/01/13	1,093
650	Nucor Corp., 5.000%, 06/01/13	711
	Rio Tinto Finance USA Ltd., (Australia),
4,075	5.875%, 07/15/13	4,536
3,585	8.950%, 05/01/14	4,397
		11,692
	Total Materials	40,501
	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.0%
3,635	AT&T Corp., 7.300%, 11/15/11	3,915
	AT&T, Inc.,
11,875	4.950%, 01/15/13	12,938
1,875	5.875%, 02/01/12	2,002
16,135	6.700%, 11/15/13	18,688
2,615	BellSouth Corp., 5.200%, 09/15/14	2,944
	British Telecommunications plc, (United Kingdom),
4,050	5.150%, 01/15/13	4,294
5,430	9.375%, 12/15/10	5,551
	Deutsche Telekom International Finance B.V., (Netherlands),
3,380	4.875%, 07/08/14	3,713
2,000	5.375%, 03/23/11	2,052
550	5.875%, 08/20/13	612
6,510	France Telecom S.A., (France), 4.375%, 07/08/14	7,196
	Telecom Italia Capital S.A., (Luxembourg),
1,700	4.950%, 09/30/14	1,787
1,450	6.175%, 06/18/14	1,590
	Telefonica Emisiones S.A.U., (Spain),
1,280	4.949%, 01/15/15	1,382
2,110	5.855%, 02/04/13	2,295
14,065	Verizon Communications, Inc., 4.350%, 02/15/13	15,136
2,335	Verizon Florida LLC, 6.125%, 01/15/13	2,549
1,982	Verizon Global Funding Corp., 4.375%, 06/01/13	2,149
735	Verizon Maryland, Inc., 6.125%, 03/01/12	784
3,102	Verizon New Jersey, Inc., 5.875%, 01/17/12	3,286
		94,863
	Wireless Telecommunication Services — 0.2%
	Cellco Partnership/Verizon Wireless Capital LLC,
2,880	3.750%, 05/20/11	2,944
11,235	5.550%, 02/01/14	12,714
	New Cingular Wireless Services, Inc.,
5,710	7.875%, 03/01/11	5,916
1,881	8.125%, 05/01/12	2,098

SEE NOTES TO FINANCIAL STATEMENTS.

170   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Wireless Telecommunication Services — Continued
	Vodafone Group plc, (United Kingdom),
2,000	4.150%, 06/10/14	2,148
425	VAR, 0.877%, 06/15/11	426
		26,246
	Total Telecommunication Services	121,109
	Utilities — 1.1%
	Electric Utilities — 0.8%
	CenterPoint Energy Houston Electric LLC,
700	5.700%, 03/15/13	775
610	5.750%, 01/15/14	693
200	7.000%, 03/01/14	237
1,471	Duke Energy Carolinas LLC, 5.750%, 11/15/13	1,678
	Duke Energy Corp.,
1,565	3.350%, 04/01/15	1,636
1,095	3.950%, 09/15/14	1,173
5,085	5.650%, 06/15/13	5,672
1,478	6.300%, 02/01/14	1,692
537	Duke Energy Ohio, Inc., 2.100%, 06/15/13	549
1,000	Exelon Corp., 4.900%, 06/15/15	1,096
1,539	Exelon Generation Co. LLC, 5.350%, 01/15/14	1,693
2,500	FirstEnergy Corp., 6.450%, 11/15/11	2,626
	FPL Group Capital, Inc.,
1,239	5.350%, 06/15/13	1,359
2,000	5.625%, 09/01/11	2,093
4,803	Georgia Power Co., 6.000%, 11/01/13	5,475
225	MidAmerican Energy Co., 5.125%, 01/15/13	246
	Midamerican Energy Holdings Co.,
1,025	3.150%, 07/15/12	1,060
1,567	5.875%, 10/01/12	1,706
2,400	Midamerican Funding LLC, 6.750%, 03/01/11	2,473
	Nisource Finance Corp.,
610	6.150%, 03/01/13	669
5,205	7.875%, 11/15/10	5,272
1,060	Northern States Power Co., 8.000%, 08/28/12	1,205
	Ohio Power Co.,
1,325	5.300%, 11/01/10	1,334
2,210	5.750%, 09/01/13	2,463
1,650	Oncor Electric Delivery Co. LLC, 6.375%, 01/15/15	1,903
	PacifiCorp,
750	4.950%, 08/15/14	842
3,565	6.900%, 11/15/11	3,809
716	Peco Energy Co., 5.000%, 10/01/14	803
1,837	PPL Electric Utilities Corp., 7.125%, 11/30/13	2,153
	Progress Energy, Inc.,
295	6.050%, 03/15/14	335
557	7.100%, 03/01/11	574
1,683	PSEG Power LLC, 2.500%, 04/15/13	1,724
	Public Service Electric & Gas Co.,
400	2.700%, 05/01/15	416
1,200	5.000%, 08/15/14	1,351
420	Southern California Edison Co., 4.150%, 09/15/14	464
2,952	Southern Co., 4.150%, 05/15/14	3,200
	Spectra Energy Capital LLC,
4,155	5.668%, 08/15/14	4,627
669	6.250%, 02/15/13	729
	Virginia Electric and Power Co.,
1,000	4.750%, 03/01/13	1,083
4,460	5.100%, 11/30/12	4,861
		73,749
	Gas Utilities — 0.2%
810	AGL Capital Corp., 4.450%, 04/15/13	857
6,915	Atmos Energy Corp., 7.375%, 05/15/11	7,205
	CenterPoint Energy Resources Corp.,
1,600	7.750%, 02/15/11	1,648
1,455	7.875%, 04/01/13	1,678
2,000	Consolidated Natural Gas Co., 5.000%, 03/01/14	2,202
860	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	933
668	Southern California Gas Co., 5.500%, 03/15/14	759
4,925	TransCanada Pipelines Ltd., (Canada), 4.000%, 06/15/13	5,285
		20,567
	Multi-Utilities — 0.1%
	Dominion Resources, Inc.,
425	4.750%, 12/15/10	430
1,610	5.700%, 09/17/12	1,754
1,515	PG&E Corp., 5.750%, 04/01/14	1,708
	Sempra Energy,
1,210	6.000%, 02/01/13	1,331
6,010	8.900%, 11/15/13	7,215
1,815	Wisconsin Electric Power Co., 6.000%, 04/01/14	2,099
		14,537
	Total Utilities	108,853
	Total Corporate Bonds (Cost $1,326,110)	1,372,453

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   171

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — 0.2%
247	Province of Manitoba, (Canada), 2.125%, 04/22/13	255
	Province of Ontario, (Canada),
8,655	2.700%, 06/16/15 (c)	9,059
6,530	2.950%, 02/05/15 (c)	6,905
1,250	4.100%, 06/16/14	1,375
3,420	United Mexican States, (Mexico), 6.375%, 01/16/13	3,805
	Total Foreign Government Securities (Cost $20,310)	21,399
Mortgage Pass-Through Securities — 8.5%
	Federal Home Loan Mortgage Corp.,
123	ARM, 2.555%, 01/01/27	129
412	ARM, 2.560%, 03/01/35	429
158	ARM, 2.690%, 12/01/27	165
11	ARM, 3.768%, 12/01/17	11
9,264	ARM, 4.687%, 03/01/36	9,675
6,671	ARM, 5.046%, 10/01/35	7,016
6,917	ARM, 5.261%, 03/01/35	7,274
942	ARM, 5.563%, 07/01/36	988
5,168	ARM, 5.574%, 01/01/38	5,480
395	ARM, 5.588%, 04/01/37	419
5,457	ARM, 5.637%, 04/01/38	5,791
5,424	ARM, 5.653%, 03/01/36	5,684
1,965	ARM, 5.720%, 03/01/37	2,085
8,904	ARM, 5.739%, 06/01/37	9,461
4,057	ARM, 5.797%, 05/01/37	4,337
17,075	ARM, 5.803%, 06/01/37	18,173
3,271	ARM, 5.853%, 08/01/37	3,487
2,970	ARM, 5.858%, 11/01/36	3,158
2,578	ARM, 5.909%, 02/01/37	2,743
4,538	ARM, 5.947%, 12/01/36	4,834
3,523	ARM, 5.992%, 08/01/36	3,703
944	ARM, 6.008%, 08/01/37	1,004
3,912	ARM, 6.034%, 03/01/37 – 10/01/37	4,168
1,372	ARM, 6.040%, 08/01/36	1,465
6	ARM, 6.067%, 01/01/27	6
3,315	ARM, 6.101%, 03/01/37	3,523
817	ARM, 6.112%, 06/01/36	862
2,955	ARM, 6.195%, 04/01/37	3,143
1,996	ARM, 6.223%, 12/01/36	2,113
6,766	ARM, 6.234%, 10/01/36	7,101
3,656	ARM, 6.407%, 12/01/36	3,922
1,526	ARM, 6.409%, 11/01/37	1,645
1,544	ARM, 6.433%, 02/01/37	1,659
4,971	ARM, 6.445%, 01/01/37	5,253
2,308	ARM, 6.462%, 08/01/36	2,416
1,180	ARM, 6.740%, 08/01/37	1,259
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
7,802	4.000%, 07/01/18 – 07/01/19	8,308
3,521	4.500%, 04/01/16 – 10/01/18	3,757
20,625	5.000%, 03/01/18 – 04/01/19	22,091
34,267	5.500%, 11/01/12 – 10/01/23	36,910
37,669	6.000%, 06/01/11 – 12/01/23	40,725
3,606	6.500%, 02/01/11 – 01/01/17	3,901
49	7.000%, 10/01/10 – 03/01/15	52
6	7.500%, 11/01/10 – 11/01/11	7
1	8.000%, 12/01/10 – 01/01/12	1
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
38	6.000%, 01/01/19	42
112	6.500%, 08/01/18 – 05/01/21	124
57	7.000%, 03/01/14	61
302	7.500%, 10/01/16 – 07/01/18	333
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
1,479	6.000%, 09/01/17 – 07/01/32	1,596
1	6.500%, 07/01/13	1
3,177	7.000%, 08/01/38	3,538
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
23,729	7.500%, 12/01/36	27,089
8,813	10.000%, 10/01/30	10,502
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
73	8.000%, 04/01/17 – 05/01/19	80
13	8.250%, 08/01/17	14
	Federal National Mortgage Association,
350	ARM, 1.998%, 01/01/35	363
64	ARM, 2.226%, 03/01/19	66
25	ARM, 2.537%, 06/01/27	26
2,173	ARM, 3.024%, 09/01/34	2,264
22	ARM, 3.027%, 05/01/25	23
45	ARM, 3.100%, 07/01/27	45
34	ARM, 3.156%, 01/01/19	34
1	ARM, 3.220%, 10/01/27	1
4,913	ARM, 3.301%, 03/01/36	5,142
12	ARM, 3.348%, 10/01/25	12
6,193	ARM, 3.622%, 10/01/35	6,457
1,307	ARM, 3.662%, 12/01/35	1,359
9,995	ARM, 4.127%, 03/01/36	10,510
32	ARM, 4.375%, 11/01/16	34

SEE NOTES TO FINANCIAL STATEMENTS.

172   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
8,589	ARM, 4.376%, 03/01/36	8,979
14	ARM, 4.786%, 08/01/19	15
827	ARM, 5.217%, 01/01/37	867
526	ARM, 5.321%, 04/01/36	552
413	ARM, 5.423%, 12/01/36	436
1,184	ARM, 5.469%, 07/01/36	1,241
6,290	ARM, 5.505%, 11/01/37	6,688
3,374	ARM, 5.553%, 08/01/36	3,576
299	ARM, 5.594%, 06/01/36	319
1,977	ARM, 5.611%, 03/01/47	2,118
9,831	ARM, 5.696%, 01/01/23	10,585
181	ARM, 5.712%, 07/01/37	192
994	ARM, 5.716%, 10/01/36	1,049
4,030	ARM, 5.730%, 12/01/37	4,291
1,645	ARM, 5.732%, 04/01/37	1,745
118	ARM, 5.761%, 08/01/37	125
3,416	ARM, 5.773%, 11/01/37	3,641
3,785	ARM, 5.786%, 11/01/37	4,033
975	ARM, 5.811%, 07/01/37	1,042
2,245	ARM, 5.822%, 04/01/37	2,399
776	ARM, 5.893%, 08/01/36	817
963	ARM, 5.911%, 12/01/36	1,023
2,709	ARM, 5.931%, 08/01/36	2,856
4,830	ARM, 5.941%, 03/01/37	5,135
4,106	ARM, 5.950%, 08/01/36 – 04/01/38	4,386
18	ARM, 5.982%, 08/01/17	19
1,081	ARM, 5.995%, 12/01/36	1,147
2,550	ARM, 6.041%, 08/01/36	2,692
4,775	ARM, 6.124%, 07/01/37	5,095
4,892	ARM, 6.145%, 08/01/37	5,220
8,150	ARM, 6.186%, 12/01/36	8,625
933	ARM, 6.212%, 10/01/36	979
954	ARM, 6.235%, 05/01/36	1,007
4,034	ARM, 6.307%, 02/01/37	4,263
5,709	ARM, 6.549%, 01/01/37	6,139
	Federal National Mortgage Association, 15 Year, Single Family,
8,834	4.000%, 07/01/18 – 01/01/19	9,426
14,349	4.500%, 05/01/18 – 05/01/19	15,343
24,456	5.000%, 12/01/13 – 07/01/20	26,072
68,566	5.500%, 01/01/18 – 09/01/24	74,071
92,019	6.000%, 05/01/11 – 07/01/24	99,436
5,013	6.500%, 09/01/10 – 01/01/23	5,431
1,757	7.000%, 11/01/10 – 01/01/18	1,898
80	7.500%, 02/01/11 – 05/01/15	87
956	8.000%, 11/01/15 – 10/01/16	1,038
2	8.500%, 11/01/11	2
	Federal National Mortgage Association, 20 Year, Single Family,
5,957	6.000%, 03/01/18 – 04/01/24	6,412
8,812	6.500%, 01/01/14 – 03/01/25	9,790
2,755	7.000%, 12/01/13 – 08/01/21	3,091
36	7.500%, 11/01/13 – 06/01/16	39
71	8.000%, 07/01/14 – 11/01/15	80
	Federal National Mortgage Association, 30 Year, FHA/VA,
407	5.500%, 08/01/34	440
67	6.000%, 07/01/17	72
1	8.000%, 02/01/23	1
28	8.500%, 03/01/27	33
	Federal National Mortgage Association, 30 Year, Single Family,
49,483	6.500%, 03/01/26 – 10/01/38	54,028
17,216	7.000%, 04/01/37	19,155
233	8.000%, 06/01/13 – 12/01/30	264
13	8.500%, 09/01/21	15
154	9.000%, 02/01/31	180
59	9.500%, 07/01/28	68
15	10.000%, 02/01/24	17
	Federal National Mortgage Association, Other,
2,270	4.000%, 07/01/13 – 07/01/17	2,356
4,001	4.500%, 11/01/13 – 12/01/19	4,162
3,934	5.000%, 01/01/14 – 05/01/14	4,065
5,072	5.500%, 06/01/16 – 09/01/17	5,387
3,649	6.000%, 09/01/17	3,919
	Government National Mortgage Association II,
138	3.125%, 12/20/17 – 11/20/25	142
180	3.375%, 01/20/16 – 01/20/28	185
13	3.500%, 10/20/17 – 12/20/17	13
157	3.625%, 08/20/16 – 09/20/22	162
30	4.000%, 11/20/15 – 08/20/18	31
10	Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 11/20/14	10
	Government National Mortgage Association II, 30 Year, Single Family,
40,004	7.000%, 08/20/38 – 09/20/38	44,415
27	7.500%, 09/20/28	30
57	8.000%, 09/20/26 – 12/20/27	66
79	8.500%, 03/20/25 – 04/20/25	92
	Government National Mortgage Association, 15 Year, Single Family,
14	6.000%, 04/15/14	15
7,902	6.500%, 10/15/23	8,675

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   173

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
	Government National Mortgage Association, 30 Year, Single Family,
22	8.500%, 04/15/25	26
11	9.000%, 09/15/24 – 10/15/26	13
545	9.500%, 07/15/20 – 12/15/25	633
39	12.000%, 11/15/19	43
	Total Mortgage Pass-Through Securities (Cost $809,326)	824,274
U.S. Government Agency Securities — 23.6%
	Federal Farm Credit Bank,
26,150	1.875%, 12/07/12	26,815
4,000	2.200%, 04/08/13	4,140
12,400	2.250%, 02/17/12	12,699
8,120	2.250%, 04/24/12 (c)	8,342
38,025	2.350%, 09/23/13 (c)	39,614
25,000	2.500%, 03/26/13	26,061
10,000	2.600%, 03/04/13	10,443
2,769	2.700%, 08/19/13	2,891
1,480	3.000%, 02/12/14	1,567
5,000	3.000%, 09/22/14	5,335
10,000	3.875%, 08/25/11	10,347
16,493	3.875%, 01/10/13	17,688
1,123	5.050%, 02/01/11	1,146
2,000	5.100%, 09/18/12	2,180
1,390	5.250%, 08/21/13	1,565
5,000	5.450%, 12/11/13	5,709
8,000	Federal Farm Credit Banks, 2.625%, 04/17/14	8,417
	Federal Home Loan Bank System,
30,000	0.875%, 08/22/12 (c)	30,125
42,000	1.125%, 05/18/12	42,391
70,000	1.875%, 06/21/13	71,970
	Federal Home Loan Banks,
18,000	0.800%, 05/06/11	18,073
17,000	1.000%, 12/28/11	17,123
119,600	1.125%, 03/09/12	120,701
6,000	1.375%, 05/16/11	6,045
4,800	1.375%, 06/08/12	4,866
84,175	1.625%, 11/21/12 (c)	85,835
34,125	1.625%, 06/14/13	34,839
10,000	1.750%, 08/22/12	10,213
30,785	1.750%, 12/14/12	31,358
2,000	2.250%, 03/05/12	2,052
25,865	2.375%, 03/14/14	26,939
40,505	2.500%, 06/13/14	42,092
7,000	2.625%, 05/20/11 (c)	7,116
74,350	2.625%, 09/13/13	78,126
18,800	3.000%, 06/24/13	19,911
10,000	3.050%, 06/28/13	10,607
2,980	3.125%, 03/08/13	3,152
119,105	3.125%, 12/13/13 (c)	126,929
2,500	3.375%, 06/24/11	2,558
16,000	3.375%, 02/27/13 (c)	17,014
16,200	3.500%, 03/08/13	17,287
4,000	3.560%, 02/11/13	4,055
18,825	3.875%, 03/08/13	20,264
2,080	4.000%, 02/15/11	2,116
15,895	4.250%, 06/14/13	17,374
1,675	4.375%, 09/09/11	1,744
10,000	4.500%, 09/14/12	10,756
6,000	4.875%, 11/18/11	6,322
5,000	4.875%, 12/14/12	5,467
10,000	4.875%, 11/27/13	11,236
44,470	4.875%, 12/13/13	49,956
2,125	5.000%, 03/09/12	2,269
24,980	5.000%, 03/14/14	28,292
20,025	5.250%, 09/13/13	22,579
17,575	5.375%, 06/14/13	19,753
29,755	5.375%, 06/13/14	34,321
6,550	7.000%, 08/15/14	7,998
	Federal Home Loan Mortgage Corp.,
25,000	1.000%, 08/28/12	25,164
20,000	1.375%, 01/09/13 (c)	20,281
20,000	1.750%, 06/15/12	20,408
58,000	2.125%, 03/23/12	59,419
15,000	2.500%, 01/07/14 (c)	15,714
25,100	2.500%, 04/23/14	26,334
11,130	2.875%, 02/09/15	11,811
11,038	4.000%, 06/12/13	11,951
25,000	4.125%, 12/21/12	26,903
55,000	4.125%, 09/27/13	60,300
25,000	4.500%, 01/15/14	27,843
15,960	4.500%, 04/02/14	17,845
9,500	4.625%, 10/25/12	10,298
4,000	4.750%, 09/22/10	4,009
29,000	4.750%, 01/18/11	29,502
37,500	4.750%, 03/05/12	39,888
11,400	4.875%, 11/15/13	12,813
48,300	5.000%, 01/30/14	54,713
25,000	5.125%, 07/15/12	27,142
6,500	5.250%, 07/18/11	6,784
2,000	5.500%, 09/15/11 (c)	2,107
17,000	5.750%, 01/15/12	18,207

SEE NOTES TO FINANCIAL STATEMENTS.

174   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
	Federal National Mortgage Association,
5,700	Zero Coupon, 07/05/14	5,354
5,000	0.875%, 01/12/12 (c)	5,025
40,000	1.000%, 04/04/12	40,291
15,000	1.000%, 09/23/13	15,022
30,000	1.750%, 02/22/13	30,709
10,800	1.875%, 04/20/12	11,032
15,000	2.375%, 07/28/15 (c)	15,536
8,725	2.750%, 04/11/11	8,855
15,700	3.000%, 09/16/14	16,756
12,000	3.250%, 04/09/13	12,768
3,245	4.000%, 03/27/13	3,507
11,310	4.000%, 04/15/13	12,235
6,135	4.050%, 04/18/13	6,646
5,000	4.125%, 04/29/13	5,430
7,839	4.125%, 07/11/13	8,548
25,000	4.375%, 09/15/12	26,866
107,600	4.375%, 07/17/13	118,196
25,000	4.625%, 10/15/13	27,810
61,997	4.750%, 02/21/13	67,910
35,750	4.875%, 05/18/12	38,365
7,000	5.000%, 10/15/11	7,361
10,000	5.000%, 04/15/15	11,569
10,050	6.000%, 05/15/11	10,452
6,000	6.260%, 11/26/12	6,722
	Total U.S. Government Agency Securities (Cost $2,247,765)	2,299,184
U.S. Treasury Obligations — 29.8%
10,000	U.S. Treasury Inflation Indexed Note, 2.375%, 04/15/11	11,118
	U.S. Treasury Notes,
30,000	0.625%, 06/30/12	30,088
163,000	0.625%, 07/31/12	163,490
68,000	0.750%, 11/30/11	68,321
73,000	0.750%, 05/31/12	73,374
10,000	0.750%, 08/15/13 (c)	10,013
30,000	0.875%, 12/31/10 (m)	30,066
21,000	0.875%, 01/31/11	21,058
25,000	0.875%, 04/30/11	25,105
30,000	0.875%, 05/31/11	30,141
80,000	0.875%, 01/31/12	80,547
152,000	0.875%, 02/29/12	153,087
170,200	1.000%, 08/31/11	171,383
50,000	1.000%, 09/30/11	50,359
178,450	1.000%, 10/31/11 (m)	179,788
110,000	1.000%, 12/31/11	110,902
80,000	1.000%, 03/31/12	80,735
40,000	1.000%, 04/30/12	40,367
35,000	1.000%, 07/15/13	35,304
121,000	1.125%, 01/15/12 (m)	122,229
20,600	1.125%, 12/15/12	20,864
170,600	1.125%, 06/15/13 (m)	172,679
25,000	1.250%, 11/30/10	25,065
5,000	1.250%, 08/31/15	4,978
142,580	1.375%, 02/15/12 (m)	144,607
68,300	1.375%, 05/15/12	69,375
136,565	1.375%, 09/15/12	138,976
79,120	1.375%, 10/15/12 (m)	80,554
104,680	1.375%, 11/15/12	106,577
10,000	1.375%, 01/15/13	10,187
10,000	1.375%, 02/15/13	10,188
72,000	1.375%, 03/15/13	73,384
25,000	1.375%, 05/15/13	25,483
93,480	1.750%, 11/15/11	95,047
78,210	1.750%, 08/15/12	80,162
35,000	1.750%, 01/31/14	36,061
35,000	1.750%, 07/31/15	35,733
10,000	1.875%, 06/15/12	10,255
5,750	1.875%, 04/30/14	5,946
20,000	1.875%, 06/30/15	20,550
10,000	2.250%, 01/31/15	10,459
10,000	2.375%, 10/31/14	10,517
4,300	3.125%, 08/31/13	4,611
5,000	4.000%, 02/15/15	5,617
65,000	4.500%, 11/15/10	65,569
22,000	4.875%, 04/30/11	22,674
30,000	4.875%, 07/31/11	31,252
93,000	5.125%, 06/30/11 (m)	96,745
	Total U.S. Treasury Obligations (Cost $2,875,886)	2,901,590
SHARES
Short-Term Investment — 3.2%
	Investment Company — 3.2%
307,003	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $307,003)	307,003
PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 0.8%
	Asset-Backed Security — 0.0% (g)
285	GSAA Trust, Series 2006-3, Class A1, VAR, 0.334%, 03/25/36	211

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   175

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 0.8%
74,378	JPMorgan Prime Money Market Fund, Capital Shares, 0.200%, 09/01/10 (b) (l)	74,378
	Total Investments of Cash Collateral for Securities on Loan (Cost $74,663)	74,589
	Total Investments — 100.4% (Cost $9,599,239)	9,764,691
	Liabilities in Excess of Other Assets — (0.4)%	(35,620)
	NET ASSETS — 100.0%	$9,729,071

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

176   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 8.1%
	Ally Auto Receivables Trust,
50	Series 2010-1, Class A3, 1.450%, 05/15/14	50
89	Series 2010-3, Class A4, 1.550%, 08/17/15	89
125	AmeriCredit Automobile Receivables Trust, Series 2009-1, Class A3, 3.040%, 10/15/13	128
	Bank of America Auto Trust,
235	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	239
100	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	105
175	Series 2009-3A, Class A3, 1.670%, 12/15/13 (e)	177
4	Capital One Prime Auto Receivables Trust, Series 2007-2, Class A3, 4.890%, 01/15/12	4
	CarMax Auto Owner Trust,
400	Series 2009-1, Class A3, 4.120%, 03/15/13	410
60	Series 2010-1, Class A3, 1.560%, 07/15/14	61
202	Series 2010-1, Class A4, 2.400%, 04/15/15	208
200	Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.820%, 01/15/16	204
176	CitiFinancial Auto Issuance Trust, Series 2009-1, Class A2, 1.830%, 11/15/12 (e)	176
	CNH Equipment Trust,
38	Series 2009-A, Class A3, 5.280%, 11/15/12	39
154	Series 2009-B, Class A3, 2.970%, 03/15/13	156
75	Series 2009-C, Class A3, 1.850%, 12/16/13	76
125	Series 2010-A, Class A3, 1.540%, 07/15/14	126
252	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35	248
	Daimler Chrysler Auto Trust,
112	Series 2007-A, Class A3A, 5.000%, 02/08/12	112
117	Series 2008-B, Class A3A, 4.710%, 09/10/12	119
	Ford Credit Auto Owner Trust,
1	Series 2007-A, Class A3A, 5.400%, 08/15/11	1
200	Series 2009-B, Class A3, 2.790%, 08/15/13	204
405	GSAMP Trust, Series 2006-NC1, Class A2, VAR, 0.444%, 02/25/36	328
	Harley-Davidson Motorcycle Trust,
259	Series 2007-1, Class A4, 5.210%, 06/17/13	266
100	Series 2009-4, Class A3, 1.870%, 02/15/14	101
484	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.444%, 07/25/36	446
	Honda Auto Receivables Owner Trust,
795	Series 2007-2, Class A4, 5.570%, 11/21/13	810
100	Series 2009-3, Class A3, 2.310%, 05/15/13	102
95	Hyundai Auto Receivables Trust, Series 2010-B, Class A4, 1.630%, 03/15/17	95
300	Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3, 1.670%, 01/15/14	304
	Nissan Auto Receivables Owner Trust,
386	Series 2009-1, Class A3, 5.000%, 09/15/14	398
500	Series 2009-A, Class A3, 3.200%, 02/15/13	510
333	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, VAR, 0.464%, 02/25/36	315
369	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 0.454%, 03/25/36	346
26	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, VAR, 0.444%, 12/25/35	26
434	USAA Auto Owner Trust, Series 2008-2, Class A3, 4.640%, 10/15/12	441
52	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	53
278	Wachovia Auto Loan Owner Trust, Series 2008-1, Class A3, 4.270%, 04/20/12	279
	World Omni Auto Receivables Trust,
25	Series 2007-B, Class A3A, 5.280%, 01/17/12	25
40	Series 2010-A, Class A3, 1.340%, 12/16/13	40
45	Series 2010-A, Class A4, 2.210%, 05/15/15	46
	Total Asset-Backed Securities (Cost $7,967)	7,863
Collateralized Mortgage Obligations — 4.7%
	Agency CMO — 4.7%
363	Federal Home Loan Mortgage Corp. REMICS, Series 2594, Class QP, 4.000%, 03/15/33	386
	Federal National Mortgage Association REMICS,
186	Series 2003-42, Class EP, 4.000%, 11/25/22	194
350	Series 2003-92, Class PE, 4.500%, 09/25/18	387
230	Series 2005-31, Class PA, 5.500%, 10/25/34	253
200	Series 2005-48, Class MD, 5.000%, 04/25/34	216
695	Series 2006-43, Class G, 6.500%, 09/25/33	711
788	Series 2006-63, Class AB, 6.500%, 10/25/33	801
508	Series 2006-63, Class AE, 6.500%, 10/25/33	517
195	Series 2007-76, Class DB, 6.000%, 05/25/33	206
290	Series 2010-64, Class DM, 5.000%, 06/25/40	315
	Government National Mortgage Association,
6	Series 2002-24, Class FA, VAR, 0.776%, 04/16/32 (m)	6
305	Series 2003-105, Class VH, 4.500%, 01/16/28	327
248	Series 2009-67, Class GK, 4.500%, 01/16/37	266
		4,585
	Total Collateralized Mortgage Obligations (Cost $4,518)	4,585

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   177

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — 1.2%
2	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.176%, 11/10/41	2
	CS First Boston Mortgage Securities Corp.,
483	Series 2001-CP4, Class A4, 6.180%, 12/15/35	494
214	Series 2004-C3, Class A3, 4.302%, 07/15/36	214
37	Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A2, 3.285%, 07/05/35	37
373	LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A2, 3.246%, 03/15/29	373
	Total Commercial Mortgage-Backed Securities (Cost $1,113)	1,120
Corporate Bonds — 24.5%
	Consumer Discretionary — 0.5%
	Auto Components — 0.1%
65	Johnson Controls, Inc., 4.875%, 09/15/13	71
	Automobiles — 0.1%
50	Daimler Finance North America LLC, 6.500%, 11/15/13	57
	Hotels, Restaurants & Leisure — 0.1%
80	McDonald’s Corp., 8.875%, 04/01/11 (a)	84
	Media — 0.2%
200	Comcast Cable Communications LLC, 6.750%, 01/30/11	205
	Multiline Retail — 0.0% (g)
50	Kohl’s Corp., 7.375%, 10/15/11	53
	Total Consumer Discretionary	470
	Consumer Staples — 2.5%
	Beverages — 1.4%
45	Bottling Group LLC, 5.000%, 11/15/13	50
160	Coca-Cola Co. (The), 3.625%, 03/15/14	174
1,050	Coca-Cola Enterprises, Inc., 4.250%, 09/15/10	1,051
85	PepsiCo, Inc., 3.750%, 03/01/14	92
		1,367
	Food & Staples Retailing — 0.1%
45	Wal-Mart Stores, Inc., 7.250%, 06/01/13	52
	Food Products — 1.0%
120	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	129
50	Cargill, Inc., 4.375%, 06/01/13 (e)	54
35	General Mills, Inc., 5.250%, 08/15/13	39
	Kraft Foods, Inc.,
600	6.000%, 02/11/13	666
100	6.250%, 06/01/12	108
		996
	Total Consumer Staples	2,415
	Energy — 0.6%
	Oil, Gas & Consumable Fuels — 0.6%
15	Anadarko Petroleum Corp., 5.750%, 06/15/14	15
35	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14	38
45	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	50
311	Qatar Petroleum, (Qatar), 5.579%, 05/30/11 (e)	317
	Shell International Finance B.V., (Netherlands),
30	1.875%, 03/25/13	31
35	4.000%, 03/21/14	38
100	Statoil ASA, (Norway), 5.125%, 04/30/14 (e)	112
	Total Energy	601
	Financials — 14.1%
	Capital Markets — 1.2%
200	Bank of New York Mellon Corp. (The), 4.500%, 04/01/13	217
100	BlackRock, Inc., 2.250%, 12/10/12	103
600	Goldman Sachs Group, Inc. (The), 5.300%, 02/14/12	630
60	Northern Trust Corp., 5.500%, 08/15/13	67
135	State Street Corp., 4.300%, 05/30/14	148
		1,165
	Commercial Banks — 2.0%
45	Bank of Nova Scotia, (Canada), 2.250%, 01/22/13	46
240	BB&T Corp., 6.500%, 08/01/11	252
	Deutsche Bank AG, (Germany),
175	3.875%, 08/18/14	187
100	5.375%, 10/12/12	108
20	M&T Bank Corp., 5.375%, 05/24/12	21
100	PNC Funding Corp., 3.625%, 02/08/15	105
250	U.S. Bank N.A., 6.375%, 08/01/11	263
800	Wachovia Corp., 5.300%, 10/15/11	839
128	Westpac Banking Corp., (Australia), 2.250%, 11/19/12	130
		1,951
	Consumer Finance — 1.3%
	American Express Credit Corp.,
130	5.875%, 05/02/13	143
80	7.300%, 08/20/13	92
20	Capital One Financial Corp., 7.375%, 05/23/14	23
720	HSBC Finance Corp., 6.375%, 11/27/12	784
200	John Deere Capital Corp., 5.250%, 10/01/12	217
		1,259

SEE NOTES TO FINANCIAL STATEMENTS.

178   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Financial Services — 2.7%
	Bank of America Corp.,
50	4.900%, 05/01/13	53
100	7.375%, 05/15/14	114
	BP Capital Markets plc, (United Kingdom),
60	3.125%, 03/10/12	60
80	3.625%, 05/08/14	80
	Caterpillar Financial Services Corp.,
150	5.750%, 02/15/12	161
50	6.125%, 02/17/14	57
	Citigroup, Inc.,
520	5.500%, 04/11/13	552
45	6.375%, 08/12/14	49
200	CME Group, Inc., 5.400%, 08/01/13	223
	General Electric Capital Corp.,
1,000	5.500%, 04/28/11	1,032
125	5.900%, 05/13/14	141
50	NASDAQ OMX Group, Inc. (The), 4.000%, 01/15/15	52
20	National Rural Utilities Cooperative Finance Corp., 2.625%, 09/16/12	21
		2,595
	FDIC Guaranteed Securities — 6.0% (˜)
600	Bank of America Corp., 3.125%, 06/15/12	627
600	Citigroup, Inc., 2.875%, 12/09/11	618
	General Electric Capital Corp.,
700	2.125%, 12/21/12	722
800	3.000%, 12/09/11	824
300	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	314
600	HSBC USA, Inc., 3.125%, 12/16/11	620
400	John Deere Capital Corp., 2.875%, 06/19/12	416
1,300	Morgan Stanley, 2.900%, 12/01/10	1,309
400	SunTrust Bank, 3.000%, 11/16/11	412
		5,862
	Insurance — 0.1%
100	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	109
	Real Estate Investment Trusts (REITs) — 0.0% (g)
13	Simon Property Group LP, 4.200%, 02/01/15	14
	Thrifts & Mortgage Finance — 0.8%
700	Countrywide Financial Corp., 5.800%, 06/07/12	744
	Total Financials	13,699
	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
50	Eli Lilly & Co., 3.550%, 03/06/12	52
	Industrials — 0.7%
	Aerospace & Defense — 0.2%
150	Boeing Co. (The), 5.125%, 02/15/13	164
	Industrial Conglomerates — 0.1%
100	Honeywell International, Inc., 3.875%, 02/15/14	109
	Machinery — 0.1%
40	PACCAR, Inc., 6.875%, 02/15/14	47
	Road & Rail — 0.3%
100	Burlington Northern Santa Fe LLC, 5.900%, 07/01/12	108
	Canadian National Railway Co., (Canada),
20	4.400%, 03/15/13	22
30	4.950%, 01/15/14	33
80	CSX Corp., 6.300%, 03/15/12	85
70	Union Pacific Corp., 5.450%, 01/31/13	77
		325
	Total Industrials	645
	Information Technology — 0.8%
	Computers & Peripherals — 0.3%
25	Dell, Inc., 5.625%, 04/15/14	28
	Hewlett-Packard Co.,
20	2.950%, 08/15/12	21
120	4.250%, 02/24/12	126
60	International Business Machines Corp., 4.750%, 11/29/12	65
		240
	IT Services — 0.1%
50	Electronic Data Systems LLC, 6.000%, 08/01/13	57
	Office Electronics — 0.1%
110	Xerox Corp., 8.250%, 05/15/14	132
	Software — 0.3%
140	Microsoft Corp., 2.950%, 06/01/14	149
140	Oracle Corp., 4.950%, 04/15/13	155
		304
	Total Information Technology	733

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   179

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Materials — 0.2%
	Chemicals — 0.2%
	EI du Pont de Nemours & Co.,
45	3.250%, 01/15/15	48
100	5.000%, 01/15/13	109
	Total Materials	157
	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.0%
450	AT&T, Inc., 6.700%, 11/15/13	521
130	France Telecom S.A., (France), 4.375%, 07/08/14	144
50	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	55
950	Telefonica Emisiones S.A.U., (Spain), 5.984%, 06/20/11	985
250	Verizon Florida LLC, 6.125%, 01/15/13	273
		1,978
	Wireless Telecommunication Services — 0.2%
120	Cellco Partnership/Verizon Wireless Capital LLC, 3.750%, 05/20/11	123
70	Vodafone Group plc, (United Kingdom), 4.150%, 06/10/14	75
		198
	Total Telecommunication Services	2,176
	Utilities — 2.9%
	Electric Utilities — 2.6%
	Appalachian Power Co.,
650	5.550%, 04/01/11	667
200	5.650%, 08/15/12	214
50	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	57
30	Duke Energy Corp., 3.950%, 09/15/14	32
1,150	MidAmerican Energy Co., 5.650%, 07/15/12	1,240
250	Nisource Finance Corp., 7.875%, 11/15/10	253
15	Progress Energy, Inc., 6.050%, 03/15/14	17
20	Southern California Edison Co., 4.150%, 09/15/14	22
10	Southern Co., 4.150%, 05/15/14	11
50	Spectra Energy Capital LLC, 5.668%, 08/15/14	56
		2,569
	Gas Utilities — 0.1%
80	Southern California Gas Co., 5.500%, 03/15/14	91
	Multi-Utilities — 0.2%
130	Dominion Resources, Inc., 5.700%, 09/17/12	142
20	PG&E Corp., 5.750%, 04/01/14	22
		164
	Total Utilities	2,824
	Total Corporate Bonds (Cost $22,802)	23,772
Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
100	2.950%, 02/05/15	106
45	4.100%, 06/16/14	49
	Total Foreign Government Securities (Cost $145)	155
Mortgage Pass-Through Securities — 0.5%
236	Federal National Mortgage Association, 15 Year, Single Family, 6.000%, 04/01/21	255
261	Federal National Mortgage Association, 20 Year, Single Family, 5.500%, 02/01/23	282
	Total Mortgage Pass-Through Securities (Cost $532)	537
U.S. Government Agency Securities — 26.5%
400	Federal Farm Credit Banks, 2.625%, 04/17/14	421
685	4.900%, 03/06/13	754
	Federal Home Loan Bank System,
900	0.875%, 08/22/12	904
700	1.125%, 05/18/12	707
2,500	1.875%, 06/21/13	2,570
	Federal Home Loan Mortgage Corp.,
1,350	3.000%, 07/28/14	1,441
4,000	4.875%, 11/15/13	4,496
3,500	5.250%, 07/18/11	3,653
	Federal National Mortgage Association,
900	1.000%, 04/04/12	906
500	2.375%, 07/28/15	518
2,703	4.000%, 03/27/13	2,921
4,000	4.375%, 03/15/13	4,356
1,400	4.625%, 10/15/13	1,557
400	4.750%, 02/21/13	438
	Total U.S. Government Agency Securities (Cost $25,058)	25,642

SEE NOTES TO FINANCIAL STATEMENTS.

180   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 33.3%
	U.S. Treasury Notes,
200	0.625%, 07/31/12	201
300	0.750%, 08/15/13	300
5,775	0.875%, 02/29/12	5,816
500	1.000%, 04/30/12	504
10,500	1.125%, 01/15/12	10,607
2,550	1.375%, 09/15/12	2,595
1,420	1.375%, 02/15/13	1,447
4,650	1.750%, 11/15/11	4,728
3,175	1.750%, 08/15/12	3,254
100	1.750%, 07/31/15	102
2,500	2.750%, 10/31/13	2,656
	Total U.S. Treasury Obligations (Cost $31,768)	32,210

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.6%
	Investment Company — 0.6%
561	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $561)	561
	Total Investments — 99.6% (Cost $94,464)	96,445
	Other Assets in Excess of Liabilities — 0.4%	408
	NET ASSETS — 100.0%	$96,853

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   181

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 21.2%
	Federal Farm Credit Bank,
20,000	3.625%, 07/15/11 (m)	20,573
24,000	3.875%, 06/04/12 (m)	25,380
9,745	4.000%, 05/21/13	10,564
25,000	4.350%, 09/02/14 (m)	27,984
500	6.270%, 01/26/16	616
855	6.900%, 09/01/10	855
	Federal Home Loan Bank System,
5,000	1.125%, 05/18/12	5,046
9,400	5.310%, 12/28/12	10,385
1,246	New Valley Generation I, 7.299%, 03/15/19	1,561
4,879	New Valley Generation II, 5.572%, 05/01/20	5,544
	Total U.S. Government Agency Securities (Cost $101,162)	108,508
U.S. Treasury Obligations — 76.8%
10,000	U.S. Treasury Inflation Indexed Note, 2.000%, 04/15/12	11,096
	U.S. Treasury Notes,
25,000	0.625%, 06/30/12	25,073
15,000	0.875%, 04/30/11	15,063
10,700	0.875%, 02/29/12	10,777
40,000	1.000%, 09/30/11	40,287
10,665	1.375%, 02/15/12	10,817
60,000	1.375%, 05/15/12	60,945
21,040	1.375%, 02/15/13	21,434
60,290	1.750%, 11/15/11	61,300
40,000	1.875%, 06/15/12	41,022
12,000	1.875%, 04/30/14	12,409
8,000	2.375%, 10/31/14	8,414
70,000	2.750%, 10/31/13	74,359
	Total U.S. Treasury Obligations (Cost $384,151)	392,996

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
7,568	JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.060%, (b) (l) (Cost $7,568)	7,568
	Total Investments —99.5% (Cost $492,881)	509,072
	Other Assets in Excess of Liabilities — 0.5%	2,378
	NET ASSETS — 100.0%	$511,450

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

182   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

J.P. Morgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (Unaudited)

ADR—	American Depositary Receipt

ARM—	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2010.

ARS—	Argentine Peso

BRL —	Brazilian Real

CLN—	Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of August 31, 2010. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO—	Collateralized Mortgage Obligation

DA—	Development Authority

ESOP—	Employee Stock Ownership Program

FHA—	Federal Housing Administration

GO—	General Obligation

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2010. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

MXN—	Mexican Peso

PEN—	Peru nuevo sol

PIK—	Payment-in-Kind

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB —	Step-Up Bond. The interest rate shown is the rate in effect as of August 31, 2010.

TRY—	New Turkish Lira

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2010.

ZAR—	South African Rand

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage

Core Bond Fund	$2,089	0.01%
Core Plus Bond Fund	11,811	0.62
High Yield Fund	96,235	1.30
Limited Duration Bond Fund	6,574	1.79
Mortgage Backed Securities Fund	607	0.03

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	All or portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of August 31, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(r)—	Rates shown are per annum and payments are as described.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2010.

˜—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

ˆ—	Unsettled security, coupon rate is undetermined at August 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   183

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund		Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$16,827,836	$1,644,873		$1,436,550
Investments in affiliates, at value	1,245,320	249,869		143,816
Total investment securities, at value	18,073,156	1,894,742		1,580,366
Cash	176	130		—
Foreign currency, at value	—	2		—
Receivables:
Investment securities sold	14,290	5,981		55
Fund shares sold	80,598	11,072		7,449
Interest and dividends	95,503	16,683		5,988
Securities lending income	21	9		—
Variation margin on futures contracts	—	1		—
Unrealized appreciation on forward foreign currency exchange contracts	—	42		—
Unrealized appreciation on unfunded commitments	—	—	(a)	—
Total Assets	18,263,744	1,928,662		1,593,858

LIABILITIES:
Payables:
Dividends	11,941	4,272		2,314
Investment securities purchased	126,363	22,917		14,734
Collateral for securities lending program	109,983	27,660		—
Fund shares redeemed	27,996	3,515		3,894
Unrealized Appreciation on forward foreign currency exchange contracts	—	29		—
Outstanding swap contracts, at value	—	106		—
Accrued liabilities:
Investment advisory fees	2,638	394		374
Administration fees	1,369	82		118
Shareholder servicing fees	2,322	320		58
Distribution fees	2,610	229		259
Custodian and accounting fees	450	74		46
Trustees’ and Chief Compliance Officer’s fees	3	—	(a)	—	(a)
Other	622	238		282
Total Liabilities	286,297	59,836		22,079
Net Assets	$17,977,447	$1,868,826		$1,571,779

SEE NOTES TO FINANCIAL STATEMENTS.

184   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
NET ASSETS:
Paid in capital	$17,022,566	$2,072,258	$1,419,558
Accumulated undistributed (distributions in excess of) net investment income	472	(777)	(74)
Accumulated net realized gains (losses)	(66,001)	(284,548)	(3,130)
Net unrealized appreciation (depreciation)	1,020,410	81,893	155,425
Total Net Assets	$17,977,447	$1,868,826	$1,571,779

Net Assets:
Class A	$3,831,867	$310,831	$513,308
Class B	101,758	7,598	29,568
Class C	2,767,876	273,631	209,946
Class R2	28,529	367	9,759
Class R5	563,815	—	—
Institutional Class	—	51,983	—
Select Class	9,243,837	1,111,983	809,198
Ultra	1,439,765	112,433	—
Total	$17,977,447	$1,868,826	$1,571,779
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	328,756	38,083	45,575
Class B	8,735	926	2,627
Class C	236,387	33,403	18,699
Class R2	2,450	45	867
Class R5	48,443	—	—
Institutional Class	—	6,366	—
Select Class	793,533	136,315	71,894
Ultra	123,573	13,780	—

Net Asset Value:
Class A — Redemption price per share	$11.66	$8.16	$11.26
Class B — Offering price per share (b)	11.65	8.20	11.25
Class C — Offering price per share (b)	11.71	8.19	11.23
Class R2 — Offering and redemption price per share	11.64	8.16	11.26
Class R5 — Offering and redemption price per share	11.64	—	—
Institutional Class — Offering and redemption price per share	—	8.17	—
Select Class — Offering and redemption price per share	11.65	8.16	11.26
Ultra — Offering and redemption price per share	11.65	8.16	—
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$12.11	$8.48	$11.70

Cost of investments in non-affiliates	$15,807,426	$1,562,890	$1,281,125
Cost of investments in affiliates	1,245,320	249,869	143,816
Cost of foreign currency	—	2	—
Value of securities on loan	107,942	27,007	—

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   185

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	High Yield Fund	Limited Duration Bond Fund	Mortgage-Backed Securities Fund
ASSETS:
Investments in non-affiliates, at value	$6,958,538	$305,910	$2,037,850
Investments in affiliates, at value	426,303	62,070	83,362
Total investment securities, at value	7,384,841	367,980	2,121,212
Cash	2,401	—	592
Receivables:
Investment securities sold	124,979	80	939
Fund shares sold	33,249	894	4,428
Interest and dividends	131,989	949	9,414
Securities lending income	118	—	—
Unrealized appreciation on unfunded commitments	14	—	—
Total Assets	7,677,591	369,903	2,136,585

LIABILITIES:
Payables:
Due to custodian	—	3	—
Dividends	32,058	452	994
Investment securities purchased	181,078	—	10,104
Collateral for securities lending program	228,086	—	—
Fund shares redeemed	12,539	899	1,079
Accrued liabilities:
Investment advisory fees	3,368	36	245
Administration fees	485	6	125
Shareholder servicing fees	520	62	89
Distribution fees	259	61	36
Custodian and accounting fees	157	27	113
Trustees’ and Chief Compliance Officer’s fees	25	5	9
Other	455	119	23
Total Liabilities	459,030	1,670	12,817
Net Assets	$7,218,561	$368,233	$2,123,768

SEE NOTES TO FINANCIAL STATEMENTS.

186   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

	High Yield Fund	Limited Duration Bond Fund	Mortgage-Backed Securities Fund
NET ASSETS:
Paid in capital	$6,908,105	$510,280	$2,033,922
Accumulated undistributed (distributions in excess of) net investment income	(82)	(1,218)	(38)
Accumulated net realized gains (losses)	14,607	(89,958)	(13,912)
Net unrealized appreciation (depreciation)	295,931	(50,871)	103,796
Total Net Assets	$7,218,561	$368,233	$2,123,768

Net Assets:
Class A	$598,103	$75,143	$176,692
Class B	19,859	1,283	—
Class C	193,720	68,662	—
Class R2	2,088	—	—
Class R5	192,784	—	—
Select Class	5,684,402	221,844	531,890
Ultra	527,605	1,301	1,415,186
Total	$7,218,561	$368,233	$2,123,768
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	76,436	8,132	15,343
Class B	2,532	140	—
Class C	24,735	7,504	—
Class R2	267	—	—
Class R5	24,549	—	—
Select Class	724,166	24,016	47,098
Ultra	67,261	141	125,290

Net Asset Value:
Class A — Redemption price per share	$7.82	$9.24	$11.52
Class B — Offering price per share (a)	7.84	9.17	—
Class C — Offering price per share (a)	7.83	9.15	—
Class R2 — Offering and redemption price per share	7.82	—	—
Class R5 — Offering and redemption price per share	7.85	—	—
Select Class — Offering and redemption price per share	7.85	9.24	11.29
Ultra — Offering and redemption price per share	7.84	9.25	11.30
Class A maximum sales charge	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.12	$9.45	$11.97

Cost of investments in non-affiliates	$6,662,621	$356,781	$1,934,054
Cost of investments in affiliates	426,303	62,070	83,362
Value of securities on loan	221,567	—	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   187

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Short Duration Bond Fund	Short Term Bond Fund II		Treasury & Agency Fund
ASSETS:
Investments in non-affiliates, at value	$9,383,310	$95,884		$501,504
Investments in affiliates, at value	381,381	561		7,568
Total investment securities, at value	9,764,691	96,445		509,072
Receivables:
Investment securities sold	5,546	315		—
Fund shares sold	33,982	1		457
Interest and dividends	54,638	661		3,088
Securities lending income	11	—		—
Total Assets	9,858,868	97,422		512,617

LIABILITIES:
Payables:
Dividends	10,527	111		429
Investment securities purchased	32,215	283		—
Collateral for securities lending program	74,663	—		—
Fund shares redeemed	7,913	4		415
Accrued liabilities:
Investment advisory fees	1,561	15		136
Administration fees	634	9		43
Shareholder servicing fees	1,509	11		—	(a)
Distribution fees	304	28		22
Custodian and accounting fees	139	13		14
Trustees’ and Chief Compliance Officer’s fees	26	—	(a)	3
Audit fees	41	52		37
Other	265	43		68
Total Liabilities	129,797	569		1,167
Net Assets	$9,729,071	$96,853		$511,450

SEE NOTES TO FINANCIAL STATEMENTS.

188   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

	Short Duration Bond Fund	Short Term Bond Fund II	Treasury & Agency Fund
NET ASSETS:
Paid in capital	$9,553,792	$155,599	$487,988
Accumulated undistributed (distributions in excess of) net investment income	130	(18)	(462)
Accumulated net realized gains (losses)	9,697	(60,709)	7,733
Net unrealized appreciation (depreciation)	165,452	1,981	16,191
Total Net Assets	$9,729,071	$96,853	$511,450

Net Assets:
Class A	$293,656	$7,436	$101,962
Class B	3,140	—	1,049
Class C	380,391	—	—
Class M	—	87,386	—
Select Class	6,544,432	2,031	408,439
Ultra	2,507,452	—	—
Total	$9,729,071	$96,853	$511,450

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	26,684	837	10,152
Class B	283	—	105
Class C	34,356	—	—
Class M	—	9,837	—
Select Class	594,074	228	40,716
Ultra	227,559	—	—

Net Asset Value:
Class A — Redemption price per share	$11.00	$8.88	$10.04
Class B — Offering price per share (b)	11.11	—	10.03
Class C — Offering price per share (b)	11.07	—	—
Class M — Offering and redemption price per share	—	8.88	—
Select Class — Offering and redemption price per share	11.02	8.90	10.03
Ultra — Offering and redemption price per share	11.02	—	—
Class A maximum sales charge	2.25%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.25	$9.08	$10.27
Class M maximum sales charge	—	1.50%	—
Class M maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$9.02	$—

Cost of investments in non-affiliates	$9,217,858	$93,903	$485,313
Cost of investments in affiliates	381,381	561	7,568
Value of securities on loan	73,204	—	—

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   189

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited)

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund		Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$343,830	$41,947		$32,001
Dividend income from non-affiliates	—	375		—
Interest income from affiliates	10	—	(a)	—
Dividend income from affiliates	846	112		25
Income from securities lending (net)	93	33		—
Total investment income	344,779	42,467		32,026

EXPENSES:
Investment advisory fees	24,274	2,327		2,183
Administration fees	7,469	716		672
Distribution fees:
Class A	4,357	258		591
Class B	411	29		118
Class C	9,601	776		713
Class R2	54	—	(a)	17
Shareholder servicing fees:
Class A	4,357	258		591
Class B	137	10		39
Class C	3,200	259		238
Class R2	27	—	(a)	9
Class R5	136	—		—
Institutional Class	—	26		—
Select Class	10,174	1,293		942
Custodian and accounting fees	591	107		56
Professional fees	121	59		39
Trustees’ and Chief Compliance Officer’s fees	93	10		10
Printing and mailing costs	885	62		69
Registration and filing fees	312	89		58
Transfer agent fees	3,147	233		473
Other	75	22		4
Total expenses	69,421	6,534		6,822
Less amounts waived	(11,266)	(790)		(1,643)
Less earnings credits	— (a)	—	(a)	—	(a)
Net expenses	58,155	5,744		5,179
Net investment income (loss)	286,624	36,723		26,847

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	18,217	2,686		48
Investment in affiliates	309	60		—
Futures	—	62		—
Foreign currency transactions	—	18		—
Swaps	—	10		—
Net realized gain (loss)	18,526	2,836		48
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	600,249	58,922		75,778
Investments in affiliates	(294)	(59)		—
Futures	—	(1)		—
Foreign currency translations	—	15		—
Swaps	—	(30)		—
Unfunded commitments	—	—	(a)	—
Change in net unrealized appreciation (depreciation)	599,955	58,847		75,778
Net realized/unrealized gains (losses)	618,481	61,683		75,826
Change in net assets resulting from operations	$905,105	$98,406		$102,673

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

190   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

	High Yield Fund	Limited Duration Bond Fund	Mortgage-Backed Securities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$299,494	$5,537	$54,608
Dividend income from non-affiliates	2,900	—	—
Dividend income from affiliates	147	45	92
Income from securities lending (net)	524	—	—
Total investment income	303,065	5,582	54,700

EXPENSES:
Investment advisory fees	21,373	441	3,521
Administration fees	3,036	163	929
Distribution fees:
Class A	737	95	177
Class B	80	6	—
Class C	664	259	—
Class R2	4	—	—
Shareholder servicing fees:
Class A	737	95	177
Class B	26	2	—
Class C	221	86	—
Class R2	2	—	—
Class R5	44	—	—
Select Class	6,496	257	643
Custodian and accounting fees	150	38	147
Professional fees	66	38	27
Trustees’ and Chief Compliance Officer’s fees	35	2	11
Printing and mailing costs	404	9	33
Registration and filing fees	125	37	77
Transfer agent fees	1,613	78	9
Other	47	5	19
Total expenses	35,860	1,611	5,770
Less amounts waived	(5,086)	(515)	(2,716)
Less earnings credits	(2)	— (a)	—	(a)
Net expenses	30,772	1,096	3,054
Net investment income (loss)	272,293	4,486	51,646

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	45,435	(2,467)	2,225
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	33,534	15,159	49,092
Unfunded commitments	14	—	—
Change in net unrealized appreciation (depreciation)	33,548	15,159	49,092
Net realized/unrealized gains (losses)	78,983	12,692	51,317
Change in net assets resulting from operations	$351,276	$17,178	$102,963

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   191

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Short Term Bond Fund II	Treasury & Agency Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$99,883		$1,330	$5,200
Dividend income from affiliates	92		1	2
Income from securities lending (net)	63		—	—
Total investment income	100,038		1,331	5,202

EXPENSES:
Investment advisory fees	11,000		126	782
Administration fees	4,062		46	241
Distribution fees:
Class A	341		9	123
Class B	12		—	5
Class C	1,378		—	—
Class M	—		159	—
Shareholder servicing fees:
Class A	341		9	123
Class B	4		—	2
Class C	459		—	—
Class M	—		114	—
Select Class	7,418		3	527
Custodian and accounting fees	229		17	16
Interest expense to affiliates	—		—	—	(a)
Professional fees	93		58	28
Trustees’ and Chief Compliance Officer’s fees	47		2	3
Printing and mailing costs	137		25	24
Registration and filing fees	184		15	22
Transfer agent fees	160		11	62
Other	41		19	12
Total expenses	25,906		613	1,970
Less amounts waived	(3,088)		(127)	(676)
Less earnings credits	—	(a)	— (a)	—	(a)
Net expenses	22,818		486	1,294
Net investment income (loss)	77,220		845	3,908

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,482		600	865
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	71,565		(244)	3,427
Net realized/unrealized gains (losses)	83,047		356	4,292
Change in net assets resulting from operations	$160,267		$1,201	$8,200

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

192   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$286,624	$489,967	$36,723	$59,564
Net realized gain (loss)	18,526	418	2,836	499
Change in net unrealized appreciation (depreciation)	599,955	478,829	58,847	104,066
Change in net assets resulting from operations	905,105	969,214	98,406	164,129

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(61,425)	(113,312)	(4,973)	(6,206)
Class B
From net investment income	(1,531)	(4,896)	(156)	(343)
Class C
From net investment income	(36,587)	(56,032)	(4,377)	(3,874)
Class R2
From net investment income	(365)	(251)	(5)	(7)
Class R5
From net investment income	(10,422)	(17,802)	—	—
Institutional Class (a)
From net investment income	—	—	(1,312)	(1,402)
Select Class
From net investment income	(151,706)	(244,539)	(25,046)	(46,071)
Ultra
From net investment income	(25,971)	(52,645)	(1,198)	(1,857)
Total distributions to shareholders	(288,007)	(489,477)	(37,067)	(59,760)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,102,292	8,411,171	475,233	478,602

NET ASSETS:
Change in net assets	3,719,390	8,890,908	536,572	582,971
Beginning of period	14,258,057	5,367,149	1,332,254	749,283
End of period	$17,977,447	$14,258,057	$1,868,826	$1,332,254
Accumulated undistributed (distributions in excess of) net investment income	$472	$1,855	$(777)	$(433)

(a)	Commencement of offering of class of shares effective June 19, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   193

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,847	$49,641	$272,293	$345,374
Net realized gain (loss)	48	407	45,435	33,254
Change in net unrealized appreciation (depreciation)	75,778	15,238	33,548	919,782
Change in net assets resulting from operations	102,673	65,286	351,276	1,298,410

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,699)	(16,672)	(23,621)	(39,437)
Class B
From net investment income	(456)	(1,363)	(784)	(1,611)
Class C
From net investment income	(2,789)	(5,436)	(6,718)	(8,640)
Class R2
From net investment income	(124)	(45)	(60)	(28)
Class R5
From net investment income	—	—	(7,575)	(10,142)
Select Class
From net investment income	(14,865)	(26,186)	(220,083)	(269,203)
Ultra
From net investment income	—	—	(17,823)	(16,380)
Total distributions to shareholders	(26,933)	(49,702)	(276,664)	(345,441)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	104,715	212,449	1,305,895	2,663,582

NET ASSETS:
Change in net assets	180,455	228,033	1,380,507	3,616,551
Beginning of period	1,391,324	1,163,291	5,838,054	2,221,503
End of period	$1,571,779	$1,391,324	$7,218,561	$5,838,054
Accumulated undistributed (distributions in excess of) net investment income	$(74)	$12	$(82)	$4,289

SEE NOTES TO FINANCIAL STATEMENTS.

194   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

	Limited Duration Bond Fund		Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,486	$10,064	$51,646	$88,998
Net realized gain (loss)	(2,467)	(43,827)	2,225	15
Change in net unrealized appreciation (depreciation)	15,159	84,743	49,092	82,299
Change in net assets resulting from operations	17,178	50,980	102,963	171,312

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(943)	(1,732)	(3,518)	(2,423)
Class B
From net investment income	(16)	(84)	—	—
Class C
From net investment income	(690)	(1,592)	—	—
Select Class
From net investment income	(2,859)	(5,196)	(13,243)	(10,196)
Ultra
From net investment income	(19)	(1,427)	(35,427)	(76,478)
Total distributions to shareholders	(4,527)	(10,031)	(52,188)	(89,097)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	28,668	(154,849)	273,561	696,596

NET ASSETS:
Change in net assets	41,319	(113,900)	324,336	778,811
Beginning of period	326,914	440,814	1,799,432	1,020,621
End of period	$368,233	$326,914	$2,123,768	$1,799,432
Accumulated undistributed (distributions in excess of) net investment income	$(1,218)	$1,177	$(38)	$504

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   195

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Short Term Bond Fund II
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$77,220	$128,366	$845	$2,353
Net realized gain (loss)	11,482	3,945	600	(11,882)
Change in net unrealized appreciation (depreciation)	71,565	104,416	(244)	13,496
Change in net assets resulting from operations	160,267	236,727	1,201	3,967
Net equalization credits (debits)	—	—	(6)	(15)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,029)	(4,393)	(74)	(173)
Class B
From net investment income	(15)	(80)	—	—
Class C
From net investment income	(1,762)	(3,307)	—	—
Class M
From net investment income	—	—	(792)	(2,406)
Select Class
From net investment income	(51,843)	(86,773)	(26)	(105)
Ultra
From net investment income	(21,866)	(33,326)	—	—
Total distributions to shareholders	(77,515)	(127,879)	(892)	(2,684)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,834,978	5,229,689	(6,895)	(23,718)

NET ASSETS:
Change in net assets	1,917,730	5,338,537	(6,592)	(22,450)
Beginning of period	7,811,341	2,472,804	103,445	125,895
End of period	$9,729,071	$7,811,341	$96,853	$103,445
Accumulated undistributed (distributions in excess of) net investment income	$130	$425	$(18)	$29

SEE NOTES TO FINANCIAL STATEMENTS.

196   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

	Treasury & Agency Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,908	$14,559
Net realized gain (loss)	865	12,322
Change in net unrealized appreciation (depreciation)	3,427	(4,734)
Change in net assets resulting from operations	8,200	22,147

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(658)	(2,238)
From net realized gains	—	(3,339)
Class B
From net investment income	(5)	(37)
From net realized gains	—	(54)
Select Class
From net investment income	(3,267)	(12,271)
From net realized gains	—	(14,626)
Total distributions to shareholders	(3,930)	(32,565)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(21,881)	(131,206)

NET ASSETS:
Change in net assets	(17,611)	(141,624)
Beginning of period	529,061	670,685
End of period	$511,450	$529,061
Accumulated undistributed (distributions in excess of) net investment income	$(462)	$(440)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   197

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,038,426	$2,207,484	$169,107	$123,634
Net assets acquired in Fund reorganization (See Note 9)	—	105,525	—	10,165
Dividends and distributions reinvested	53,033	97,942	3,669	4,236
Cost of shares redeemed	(546,274)	(692,741)	(39,093)	(29,687)
Change in net assets from Class A capital transactions	$545,185	$1,718,210	$133,683	$108,348
Class B
Proceeds from shares issued	$2,716	$33,442	$910	$2,766
Net assets acquired in Fund reorganization (See Note 9)	—	36,304	—	2,437
Dividends and distributions reinvested	1,255	3,918	120	267
Cost of shares redeemed	(24,839)	(42,164)	(1,402)	(2,804)
Change in net assets from Class B capital transactions	$(20,868)	$31,500	$(372)	$2,666
Class C
Proceeds from shares issued	$627,375	$2,141,459	$131,992	$139,327
Net assets acquired in Fund reorganization (See Note 9)	—	41,325	—	5,095
Dividends and distributions reinvested	28,928	43,720	3,217	2,836
Cost of shares redeemed	(312,352)	(203,403)	(22,622)	(16,654)
Change in net assets from Class C capital transactions	$343,951	$2,023,101	$112,587	$130,604
Class R2
Proceeds from shares issued	$15,034	$15,313	$147	$145
Dividends and distributions reinvested	237	68	3	5
Cost of shares redeemed	(2,229)	(1,060)	(2)	— (a)
Change in net assets from Class R2 capital transactions	$13,042	$14,321	$148	$150
Class R5
Proceeds from shares issued	$122,564	$247,419	$—	$—
Dividends and distributions reinvested	9,054	15,203	—	—
Cost of shares redeemed	(58,880)	(69,126)	—	—
Change in net assets from Class R5 capital transactions	$72,738	$193,496	$—	$—
Institutional Class (b)
Proceeds from shares issued	$—	$—	$13,979	$32,142
Net assets acquired in Fund reorganization (See Note 9)	—	—	—	15,799
Dividends and distributions reinvested	—	—	552	622
Cost of shares redeemed	—	—	(11,066)	(3,374)
Change in net assets from Institutional Class capital transactions	$—	$—	$3,465	$45,189
Select Class
Proceeds from shares issued	$2,575,037	$4,929,544	$176,794	$332,782
Net assets acquired in Fund reorganization (See Note 9)	—	576,149	—	30,681
Dividends and distributions reinvested	104,551	153,536	3,794	7,280
Cost of shares redeemed	(776,258)	(1,564,604)	(46,963)	(178,480)
Change in net assets from Select Class capital transactions	$1,903,330	$4,094,625	$133,625	$192,263
Ultra
Proceeds from shares issued	$409,000	$485,735	$93,792	$35,673
Subscriptions in-kind (See Note 10)	—	—	—	2,249
Net assets acquired in Fund reorganization (See Note 9)	—	105,588	—	20,544
Dividends and distributions reinvested	18,852	31,270	655	559
Cost of shares redeemed	(182,938)	(286,675)	(2,350)	(59,643)
Change in net assets from Ultra capital transactions	$244,914	$335,918	$92,097	$(618)

Total change in net assets from capital transactions	$3,102,292	$8,411,171	$475,233	$478,602

SEE NOTES TO FINANCIAL STATEMENTS.

198   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class A
Issued	91,202	200,398	21,035	16,285
Shares issued in connection with Fund reorganization (See Note 9)	—	9,693	—	1,371
Reinvested	4,643	8,862	458	554
Redeemed	(48,009)	(62,836)	(4,911)	(3,920)
Change in Class A Shares	47,836	156,117	16,582	14,290
Class B
Issued	243	3,080	114	372
Shares issued in connection with Fund reorganization (See Note 9)	—	3,337	—	327
Reinvested	110	355	15	36
Redeemed	(2,187)	(3,823)	(176)	(370)
Change in Class B Shares	(1,834)	2,949	(47)	365
Class C
Issued	54,869	193,321	16,446	18,158
Shares issued in connection with Fund reorganization (See Note 9)	—	3,778	—	685
Reinvested	2,521	3,919	400	367
Redeemed	(27,294)	(18,251)	(2,822)	(2,169)
Change in Class C Shares	30,096	182,767	14,024	17,041
Class R2
Issued	1,321	1,385	18	19
Reinvested	21	6	— (a)	1
Redeemed	(194)	(95)	— (a)	— (a)
Change in Class R2 Shares	1,148	1,296	18	20
Class R5
Issued	10,849	22,309	—	—
Reinvested	793	1,380	—	—
Redeemed	(5,135)	(6,289)	—	—
Change in Class R5 Shares	6,507	17,400	—	—
Institutional Class (b)
Issued	—	—	1,753	4,151
Shares issued in connection with Fund reorganization (See Note 9)	—	—	—	2,130
Reinvested	—	—	69	80
Redeemed	—	—	(1,384)	(433)
Change in Institutional Class Shares	—	—	438	5,928
Select Class
Issued	226,215	445,897	22,209	43,932
Shares issued in connection with Fund reorganization (See Note 9)	—	52,962	—	4,141
Reinvested	9,155	13,876	474	953
Redeemed	(68,236)	(141,414)	(5,900)	(23,802)
Change in Select Class Shares	167,134	371,321	16,783	25,224
Ultra
Issued	36,045	44,095	11,637	4,805
Subscriptions in-kind (See Note 10)	—	—	—	312
Shares issued in connection with Fund reorganization (See Note 9)	—	9,703	—	2,774
Reinvested	1,648	2,837	82	72
Redeemed	(16,076)	(25,920)	(293)	(7,838)
Change in Ultra Shares	21,617	30,715	11,426	125

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective June 19, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   199

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$120,870	$249,919	$219,768	$570,387
Dividends and distributions reinvested	5,303	9,730	19,420	33,852
Cost of shares redeemed	(91,036)	(184,105)	(227,568)	(314,911)
Redemption fees	—	—	24	30
Change in net assets from Class A capital transactions	$35,137	$75,544	$11,644	$289,358
Class B
Proceeds from shares issued	$413	$5,186	$534	$5,451
Dividends and distributions reinvested	344	1,060	461	924
Cost of shares redeemed	(7,696)	(20,095)	(3,896)	(6,349)
Redemption fees	—	—	1	2
Change in net assets from Class B capital transactions	$(6,939)	$(13,849)	$(2,900)	$28
Class C
Proceeds from shares issued	$54,983	$123,938	$51,192	$120,545
Dividends and distributions reinvested	2,269	4,368	4,619	6,032
Cost of shares redeemed	(42,633)	(81,288)	(22,599)	(30,007)
Redemption fees	—	—	8	7
Change in net assets from Class C capital transactions	$14,619	$47,018	$33,220	$96,577
Class R2
Proceeds from shares issued	$8,173	$3,609	$1,380	$966
Dividends and distributions reinvested	50	8	38	20
Cost of shares redeemed	(2,014)	(643)	(348)	(73)
Redemption fees	—	—	— (a)	— (a)
Change in net assets from Class R2 capital transactions	$6,209	$2,974	$1,070	$913
Class R5
Proceeds from shares issued	$—	$—	$40,277	$77,289
Dividends and distributions reinvested	—	—	7,440	9,768
Cost of shares redeemed	—	—	(5,080)	(20,388)
Redemption fees	—	—	8	8
Change in net assets from Class R5 capital transactions	$—	$—	$42,645	$66,677
Select Class
Proceeds from shares issued	$119,454	$358,450	$1,521,260	$2,827,285
Subscriptions in-kind (See Note 10)	—	—	—	4,090
Dividends and distributions reinvested	4,382	7,709	61,906	69,870
Cost of shares redeemed	(68,147)	(265,397)	(526,910)	(918,806)
Redemption fees	—	—	224	215
Change in net assets from Select Class capital transactions	$55,689	$100,762	$1,056,480	$1,982,654
Ultra
Proceeds from shares issued	$—	$—	$209,029	$333,303
Dividends and distributions reinvested	—	—	5,295	3,858
Cost of shares redeemed	—	—	(50,606)	(109,799)
Redemption fees	—	—	18	13
Change in net assets from Ultra capital transactions	$—	$—	$163,736	$227,375

Total change in net assets from capital transactions	$104,715	$212,449	$1,305,895	$2,663,582

SEE NOTES TO FINANCIAL STATEMENTS.

200   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

	Government Bond Fund		High Yield Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class A
Issued	11,071	23,476	27,987	81,493
Reinvested	486	912	2,478	4,664
Redeemed	(8,392)	(17,265)	(29,296)	(42,776)
Change in Class A Shares	3,165	7,123	1,169	43,381
Class B
Issued	38	486	68	801
Reinvested	31	99	59	129
Redeemed	(713)	(1,891)	(496)	(909)
Change in Class B Shares	(644)	(1,306)	(369)	21
Class C
Issued	5,037	11,674	6,502	17,448
Reinvested	208	411	589	828
Redeemed	(3,944)	(7,666)	(2,881)	(4,107)
Change in Class C Shares	1,301	4,419	4,210	14,169
Class R2
Issued	753	338	177	128
Reinvested	5	1	5	3
Redeemed	(186)	(60)	(45)	(10)
Change in Class R2 Shares	572	279	137	121
Class R5
Issued	—	—	5,118	11,237
Reinvested	—	—	947	1,348
Redeemed	—	—	(651)	(2,654)
Change in Class R5 Shares	—	—	5,414	9,931
Select Class
Issued	10,986	33,658	193,173	391,080
Subscriptions in-kind (See Note 10)	—	—	—	690
Reinvested	401	723	7,883	9,481
Redeemed	(6,300)	(24,929)	(67,134)	(127,426)
Change in Select Class Shares	5,087	9,452	133,922	273,825
Ultra
Issued	—	—	26,602	45,285
Reinvested	—	—	675	532
Redeemed	—	—	(6,509)	(15,149)
Change in Ultra Shares	—	—	20,768	30,668

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   201

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Limited Duration Bond Fund		Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,252	$35,791	$97,744	$94,102
Dividends and distributions reinvested	710	1,278	3,143	2,099
Cost of shares redeemed	(24,129)	(22,570)	(29,734)	(12,293)
Change in net assets from Class A capital transactions	$(2,167)	$14,499	$71,153	$83,908
Class B
Proceeds from shares issued	$32	$143	$—	$—
Dividends and distributions reinvested	13	71	—	—
Cost of shares redeemed	(668)	(5,176)	—	—
Change in net assets from Class B capital transactions	$(623)	$(4,962)	$—	$—
Class C
Proceeds from shares issued	$8,792	$17,868	$—	$—
Dividends and distributions reinvested	599	1,377	—	—
Cost of shares redeemed	(9,046)	(26,768)	—	—
Change in net assets from Class C capital transactions	$345	$(7,523)	$—	$—
Select Class
Proceeds from shares issued	$46,467	$57,408	$190,731	$350,357
Dividends and distributions reinvested	810	1,421	9,796	7,257
Cost of shares redeemed	(16,164)	(74,888)	(107,421)	(27,094)
Change in net assets from Select Class capital transactions	$31,113	$(16,059)	$93,106	$330,520
Ultra
Proceeds from shares issued	$—	$1	$164,461	$395,291
Dividends and distributions reinvested	—	—	30,909	65,387
Cost of shares redeemed	—	(33,382)	(86,068)	(178,510)
Redemptions in-kind (See Note 10)	—	(107,423)	—	—
Change in net assets from Ultra capital transactions	$—	$(140,804)	$109,302	$282,168

Total change in net assets from capital transactions	$28,668	$(154,849)	$273,561	$696,596

SEE NOTES TO FINANCIAL STATEMENTS.

202   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

	Limited Duration Bond Fund		Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class A
Issued	2,335	4,199	8,596	8,448
Reinvested	78	153	276	190
Redeemed	(2,651)	(2,722)	(2,612)	(1,109)
Change in Class A Shares	(238)	1,630	6,260	7,529
Class B
Issued	4	18	—	—
Reinvested	1	9	—	—
Redeemed	(74)	(648)	—	—
Change in Class B Shares	(69)	(621)	—	—
Class C
Issued	977	2,134	—	—
Reinvested	66	168	—	—
Redeemed	(1,002)	(3,285)	—	—
Change in Class C Shares	41	(983)	—	—
Select Class
Issued	5,091	6,797	17,154	31,853
Reinvested	89	170	879	671
Redeemed	(1,774)	(9,328)	(9,592)	(2,490)
Change in Select Class Shares	3,406	(2,361)	8,441	30,034
Ultra
Issued	—	— (a)	14,734	36,477
Reinvested	—	—	2,770	6,082
Redeemed	—	(4,123)	(7,689)	(16,626)
Redemptions in-kind (See Note 10)	—	(13,361)	—	—
Change in Ultra Shares	—	(17,484)	9,815	25,933

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   203

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Short Term Bond Fund II
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$113,608	$259,152	$543	$1,024
Dividends and distributions reinvested	1,652	3,608	69	166
Cost of shares redeemed	(79,506)	(102,680)	(463)	(464)
Change in net assets from Class A capital transactions	$35,754	$160,080	$149	$726
Class B
Proceeds from shares issued	$580	$1,719	$—	$—
Dividends and distributions reinvested	12	67	—	—
Cost of shares redeemed	(939)	(5,118)	—	—
Change in net assets from Class B capital transactions	$(347)	$(3,332)	$—	$—
Class C
Proceeds from shares issued	$148,509	$422,727	$—	$—
Dividends and distributions reinvested	1,538	2,864	—	—
Cost of shares redeemed	(117,991)	(106,662)	—	—
Change in net assets from Class C capital transactions	$32,056	$318,929	$—	$—
Class M
Proceeds from shares issued	$—	$—	$—	$— (a)
Cost of shares redeemed	—	—	(6,703)	(21,165)
Change in net assets from Class M capital transactions	$—	$—	$(6,703)	$(21,165)
Select Class
Proceeds from shares issued	$2,599,548	$4,655,265	$405	$132
Dividends and distributions reinvested	3,336	7,101	12	20
Cost of shares redeemed	(1,278,384)	(1,604,106)	(758)	(3,431)
Change in net assets from Select Class capital transactions	$1,324,500	$3,058,260	$(341)	$(3,279)
Ultra
Proceeds from shares issued	$1,059,725	$2,500,432	$—	$—
Subscriptions in-kind (See Note 10)	11,698	—	—	—
Dividends and distributions reinvested	9,152	8,224	—	—
Cost of shares redeemed	(637,560)	(812,904)	—	—
Change in net assets from Ultra capital transactions	$443,015	$1,695,752	$—	$—

Total change in net assets from capital transactions	$1,834,978	$5,229,689	$(6,895)	$(23,718)

SEE NOTES TO FINANCIAL STATEMENTS.

204   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

	Short Duration Bond Fund		Short Term Bond Fund II
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class A
Issued	10,390	23,999	62	117
Reinvested	151	334	7	20
Redeemed	(7,274)	(9,483)	(52)	(54)
Change in Class A Shares	3,267	14,850	17	83
Class B
Issued	53	158	—	—
Reinvested	1	6	—	—
Redeemed	(85)	(473)	—	—
Change in Class B Shares	(31)	(309)	—	—
Class C
Issued	13,508	38,823	—	—
Reinvested	140	262	—	—
Redeemed	(10,735)	(9,760)	—	—
Change in Class C Shares	2,913	29,325	—	—
Class M
Issued	—	—	—	— (a)
Redeemed	—	—	(759)	(2,404)
Change in Class M Shares	—	—	(759)	(2,404)
Select Class
Issued	237,579	428,823	46	15
Reinvested	305	655	1	2
Redeemed	(116,866)	(147,579)	(86)	(390)
Change in Select Class Shares	121,018	281,899	(39)	(373)
Ultra
Issued	96,784	230,589	—	—
Subscriptions in-kind (See Note 10)	1,064	—	—	—
Reinvested	835	757	—	—
Redeemed	(58,316)	(74,562)	—	—
Change in Ultra Shares	40,367	156,784	—	—

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   205

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Treasury & Agency Fund
	Six Months Ended 8/31/2010 (Unaudited)	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,720	$43,462
Dividends and distributions reinvested	488	4,305
Cost of shares redeemed	(18,638)	(60,690)
Change in net assets from Class A capital transactions	$1,570	$(12,923)
Class B
Proceeds from shares issued	$61	$302
Dividends and distributions reinvested	4	80
Cost of shares redeemed	(615)	(2,305)
Change in net assets from Class B capital transactions	$(550)	$(1,923)
Select Class
Proceeds from shares issued	$105,444	$234,806
Dividends and distributions reinvested	553	3,420
Cost of shares redeemed	(128,898)	(354,586)
Change in net assets from Select Class capital transactions	$(22,901)	$(116,360)

Total change in net assets from capital transactions	$(21,881)	$(131,206)

SHARE TRANSACTIONS:
Class A
Issued	1,976	4,267
Reinvested	49	429
Redeemed	(1,872)	(5,965)
Change in Class A Shares	153	(1,269)
Class B
Issued	6	30
Reinvested	1	8
Redeemed	(62)	(226)
Change in Class B Shares	(55)	(188)
Select Class
Issued	10,570	23,154
Reinvested	55	341
Redeemed	(12,918)	(34,885)
Change in Select Class Shares	(2,293)	(11,390)

SEE NOTES TO FINANCIAL STATEMENTS.

206   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   207

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Bond Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$11.23	$0.20	(e)	$0.43	$0.63	$(0.20)	$11.66
Year Ended February 28, 2010	10.59	0.55	(e)	0.64 (f)	1.19	(0.55)	11.23
Year Ended February 28, 2009	11.04	0.55	(e)	(0.46)	0.09	(0.54)	10.59
Year Ended February 29, 2008	10.67	0.48	(e)	0.37	0.85	(0.48)	11.04
Year Ended February 28, 2007	10.57	0.46	(e)	0.10	0.56	(0.46)	10.67
July 1, 2005 through February 28, 2006 (h)	10.91	0.34		(0.35)	(0.01)	(0.33)	10.57
Year Ended June 30, 2005	10.77	0.51		0.15	0.66	(0.52)	10.91

Class B
Six Months Ended August 31, 2010 (Unaudited)	11.22	0.17	(e)	0.42	0.59	(0.16)	11.65
Year Ended February 28, 2010	10.58	0.48	(e)	0.63 (f)	1.11	(0.47)	11.22
Year Ended February 28, 2009	11.03	0.47	(e)	(0.45)	0.02	(0.47)	10.58
Year Ended February 29, 2008	10.66	0.41	(e)	0.37	0.78	(0.41)	11.03
Year Ended February 28, 2007	10.56	0.39	(e)	0.10	0.49	(0.39)	10.66
July 1, 2005 through February 28, 2006 (h)	10.90	0.27		(0.33)	(0.06)	(0.28)	10.56
Year Ended June 30, 2005	10.76	0.42		0.17	0.59	(0.45)	10.90

Class C
Six Months Ended August 31, 2010 (Unaudited)	11.28	0.17	(e)	0.42	0.59	(0.16)	11.71
Year Ended February 28, 2010	10.65	0.46	(e)	0.65 (f)	1.11	(0.48)	11.28
Year Ended February 28, 2009	11.09	0.48	(e)	(0.45)	0.03	(0.47)	10.65
Year Ended February 29, 2008	10.73	0.42	(e)	0.35	0.77	(0.41)	11.09
Year Ended February 28, 2007	10.62	0.39	(e)	0.11	0.50	(0.39)	10.73
July 1, 2005 through February 28, 2006 (h)	10.96	0.28		(0.34)	(0.06)	(0.28)	10.62
Year Ended June 30, 2005	10.82	0.42		0.17	0.59	(0.45)	10.96

Class R2
Six Months Ended August 31, 2010 (Unaudited)	11.22	0.19	(e)	0.42	0.61	(0.19)	11.64
Year Ended February 28, 2010	10.59	0.49	(e)	0.67 (f)	1.16	(0.53)	11.22
November 3, 2008 (i) through February 28, 2009	10.26	0.17	(e)	0.34	0.51	(0.18)	10.59

Class R5 (j)
Six Months Ended August 31, 2010 (Unaudited)	11.21	0.22	(e)	0.43	0.65	(0.22)	11.64
Year Ended February 28, 2010	10.58	0.58	(e)	0.63 (f)	1.21	(0.58)	11.21
Year Ended February 28, 2009	11.02	0.58	(e)	(0.45)	0.13	(0.57)	10.58
Year Ended February 29, 2008	10.66	0.52	(e)	0.35	0.87	(0.51)	11.02
May 15, 2006 (i) through February 28, 2007	10.35	0.39	(e)	0.33	0.72	(0.41)	10.66

Select Class
Six Months Ended August 31, 2010 (Unaudited)	11.22	0.21	(e)	0.43	0.64	(0.21)	11.65
Year Ended February 28, 2010	10.58	0.56	(e)	0.64 (f)	1.20	(0.56)	11.22
Year Ended February 28, 2009	11.03	0.56	(e)	(0.46)	0.10	(0.55)	10.58
Year Ended February 29, 2008	10.67	0.50	(e)	0.35	0.85	(0.49)	11.03
Year Ended February 28, 2007	10.56	0.47	(e)	0.11	0.58	(0.47)	10.67
July 1, 2005 through February 28, 2006 (h)	10.90	0.33		(0.33)	—	(0.34)	10.56
Year Ended June 30, 2005	10.77	0.53		0.14	0.67	(0.54)	10.90

Ultra
Six Months Ended August 31, 2010 (Unaudited)	11.22	0.22	(e)	0.43	0.65	(0.22)	11.65
Year Ended February 28, 2010	10.59	0.59	(e)	0.63 (f)	1.22	(0.59)	11.22
Year Ended February 28, 2009	11.03	0.58	(e)	(0.45)	0.13	(0.57)	10.59
Year Ended February 29, 2008	10.67	0.52	(e)	0.36	0.88	(0.52)	11.03
Year Ended February 28, 2007	10.56	0.50	(e)	0.10	0.60	(0.49)	10.67
July 1, 2005 through February 28, 2006 (h)	10.90	0.35		(0.34)	0.01	(0.35)	10.56
February 22, 2005 (i) through June 30, 2005	10.84	0.19		0.07	0.26	(0.20)	10.90

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

208   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

5.66%		$3,831,867	0.74%	3.53%	0.96%	12%
11.45	(f)	3,154,129	0.73	4.94	0.97	18
0.87		1,322,130	0.75	5.12	0.98	18
8.21	(g)	780,006	0.75	4.51	0.99	14
5.42		560,556	0.75	4.36	0.94	8
(0.11)		394,309	0.75	4.54	0.97	13
6.23		373,401	0.82	4.52	1.09	16

5.32		101,758	1.39	2.90	1.46	12
10.71	(f)	118,596	1.38	4.37	1.47	18
0.21		80,648	1.40	4.42	1.48	18
7.49	(g)	78,048	1.40	3.86	1.49	14
4.75		74,963	1.40	3.72	1.44	8
(0.55)		85,667	1.40	3.89	1.47	13
5.57		94,897	1.47	3.87	1.68	16

5.30		2,767,876	1.39	2.88	1.46	12
10.65	(f)	2,326,774	1.38	4.12	1.47	18
0.33		250,444	1.40	4.46	1.48	18
7.38	(g)	133,975	1.40	3.86	1.49	14
4.83		65,579	1.40	3.72	1.44	8
(0.55)		57,530	1.40	3.89	1.47	13
5.53		64,238	1.47	3.87	1.70	16

5.45		28,529	0.98	3.25	1.21	12
11.16	(f)	14,608	0.98	4.41	1.22	18
5.00		63	1.00	4.96	1.25	18

5.83		563,815	0.44	3.83	0.51	12
11.69	(f)	470,155	0.43	5.26	0.53	18
1.26		259,552	0.45	5.43	0.53	18
8.41	(g)	177,019	0.45	4.82	0.54	14
7.03		55,785	0.45	4.64	0.50	8

5.76		9,243,837	0.57	3.69	0.71	12
11.61	(f)	7,029,375	0.57	5.08	0.72	18
1.03		2,699,976	0.60	5.21	0.73	18
8.25	(g)	2,456,097	0.60	4.66	0.73	14
5.69		2,128,674	0.60	4.52	0.69	8
(0.02)		2,742,810	0.60	4.69	0.72	13
6.36		2,754,702	0.60	4.72	0.79	16

5.86		1,439,765	0.39	3.87	0.46	12
11.72	(f)	1,144,420	0.39	5.36	0.47	18
1.30		754,336	0.40	5.41	0.48	18
8.48	(g)	782,067	0.40	4.86	0.48	14
5.88		711,527	0.40	4.72	0.44	8
0.12		703,229	0.40	4.89	0.47	13
2.44		649,060	0.40	5.00	0.43	16

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   209

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Plus Bond Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$7.85	$0.19	(e)	$0.31	$0.50	$(0.19)	$8.16
Year Ended February 28, 2010	7.03	0.43	(e)	0.82 (f)	1.25	(0.43)	7.85
Year Ended February 28, 2009	7.85	0.41	(e)	(0.82)	(0.41)	(0.41)	7.03
Year Ended February 29, 2008	7.78	0.37		0.07	0.44	(0.37)	7.85
Year Ended February 28, 2007	7.73	0.35		0.06	0.41	(0.36)	7.78
July 1, 2005 through February 28, 2006 (h)	7.95	0.24		(0.22)	0.02	(0.24)	7.73
Year Ended June 30, 2005	7.82	0.36		0.14	0.50	(0.37)	7.95

Class B
Six Months Ended August 31, 2010 (Unaudited)	7.89	0.17	(e)	0.30	0.47	(0.16)	8.20
Year Ended February 28, 2010	7.06	0.38	(e)	0.83 (f)	1.21	(0.38)	7.89
Year Ended February 28, 2009	7.89	0.37	(e)	(0.83)	(0.46)	(0.37)	7.06
Year Ended February 29, 2008	7.82	0.32		0.08	0.40	(0.33)	7.89
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	7.82
July 1, 2005 through February 28, 2006 (h)	7.98	0.22		(0.22)	—	(0.21)	7.77
Year Ended June 30, 2005	7.86	0.32		0.12	0.44	(0.32)	7.98

Class C
Six Months Ended August 31, 2010 (Unaudited)	7.88	0.16	(e)	0.32	0.48	(0.17)	8.19
Year Ended February 28, 2010	7.05	0.38	(e)	0.84 (f)	1.22	(0.39)	7.88
Year Ended February 28, 2009	7.89	0.37	(e)	(0.84)	(0.47)	(0.37)	7.05
Year Ended February 29, 2008	7.82	0.34		0.06	0.40	(0.33)	7.89
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	7.82
July 1, 2005 through February 28, 2006 (h)	7.98	0.21		(0.21)	—	(0.21)	7.77
Year Ended June 30, 2005	7.86	0.31		0.13	0.44	(0.32)	7.98

Class R2
Six Months Ended August 31, 2010 (Unaudited)	7.85	0.17	(e)	0.31	0.48	(0.17)	8.16
Year Ended February 28, 2010	7.03	0.40	(e)	0.82 (f)	1.22	(0.40)	7.85
November 3, 2008 (i) through February 28, 2009	6.90	0.13	(e)	0.12	0.25	(0.12)	7.03

Institutional Class
Six Months Ended August 31, 2010 (Unaudited)	7.85	0.20	(e)	0.32	0.52	(0.20)	8.17
June 19, 2009 (i) through February 28, 2010	7.38	0.31	(e)	0.48 (f)	0.79	(0.32)	7.85

Select Class
Six Months Ended August 31, 2010 (Unaudited)	7.85	0.20	(e)	0.30	0.50	(0.19)	8.16
Year Ended February 28, 2010	7.02	0.44	(e)	0.83 (f)	1.27	(0.44)	7.85
Year Ended February 28, 2009	7.85	0.42	(e)	(0.82)	(0.40)	(0.43)	7.02
Year Ended February 29, 2008	7.78	0.39		0.07	0.46	(0.39)	7.85
Year Ended February 28, 2007	7.73	0.38		0.05	0.43	(0.38)	7.78
July 1, 2005 through February 28, 2006 (h)	7.95	0.25		(0.22)	0.03	(0.25)	7.73
Year Ended June 30, 2005	7.82	0.38		0.13	0.51	(0.38)	7.95

Ultra
Six Months Ended August 31, 2010 (Unaudited)	7.85	0.20	(e)	0.31	0.51	(0.20)	8.16
Year Ended February 28, 2010	7.02	0.45	(e)	0.84 (f)	1.29	(0.46)	7.85
Year Ended February 28, 2009	7.85	0.44	(e)	(0.82)	(0.38)	(0.45)	7.02
Year Ended February 29, 2008	7.78	0.42		0.06	0.48	(0.41)	7.85
Year Ended February 28, 2007	7.73	0.39		0.06	0.45	(0.40)	7.78
July 1, 2005 through February 28, 2006 (h)	7.95	0.27		(0.22)	0.05	(0.27)	7.73
February 22, 2005 (i) through June 30, 2005	7.94	0.15		0.03	0.18	(0.17)	7.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share for Ultra would have been $0.83, and the total return would have been 18.61%. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class A, Class B, Class C, Class R2, Institutional Class or Select Class.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

210   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

6.43%		$310,831	0.74%	4.72%	0.97%	8%
18.14	(f)	168,775	0.77	5.59	0.97	26
(5.32)		50,659	0.92	5.51	0.99	17
5.81	(g)	52,808	0.92	4.81	0.97	31
5.49		45,383	0.91	4.64	0.96	26
0.31		50,622	0.90	4.65	0.94	15
6.47		56,320	0.90	4.54	1.09	20

6.06		7,598	1.39	4.12	1.47	8
17.49	(f)	7,674	1.40	5.00	1.48	26
(5.93)		4,295	1.45	4.93	1.49	17
5.26	(g)	6,665	1.45	4.28	1.47	31
4.91		5,464	1.45	4.09	1.46	26
0.05		6,950	1.44	4.10	1.44	15
5.74		9,424	1.51	3.92	1.70	20

6.09		273,631	1.39	4.07	1.47	8
17.58	(f)	152,695	1.39	4.90	1.46	26
(5.99)		16,495	1.45	5.08	1.50	17
5.27	(g)	5,737	1.45	4.27	1.47	31
4.90		3,512	1.45	4.11	1.46	26
0.05		3,119	1.44	4.10	1.44	15
5.74		3,492	1.50	3.94	1.69	20

6.23		367	1.14	4.33	1.22	8
17.71	(f)	210	1.14	5.21	1.22	26
3.68		52	1.17	5.83	1.29	17

6.71		51,983	0.48	5.02	0.57	8
10.89	(f)	46,561	0.48	5.73	0.56	26

6.50		1,111,983	0.64	4.85	0.72	8
18.46	(f)	937,874	0.65	5.81	0.73	26
(5.21)		662,140	0.67	5.73	0.74	17
6.11	(g)	925,240	0.67	5.05	0.72	31
5.74		875,275	0.66	4.89	0.71	26
0.46		1,216,897	0.65	4.90	0.69	15
6.73		1,252,911	0.65	4.79	0.77	20

6.62		112,433	0.38	5.02	0.47	8
18.76	(f)	18,465	0.40	5.94	0.48	26
(4.98)		15,642	0.45	5.95	0.49	17
6.31	(g)	17,985	0.45	5.26	0.47	31
5.97		12,094	0.45	5.10	0.46	26
0.62		12,738	0.44	5.10	0.44	15
2.35		13,894	0.43	5.27	0.43	20

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   211

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Government Bond Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$10.70	$0.20	$0.56	$0.76	$(0.20)	$11.26
Year Ended February 28, 2010	10.56	0.42	0.14	0.56	(0.42)	10.70
Year Ended February 28, 2009	10.55	0.42	0.01	0.43	(0.42)	10.56
Year Ended February 29, 2008	10.15	0.48	0.40	0.88	(0.48)	10.55
Year Ended February 28, 2007	10.15	0.45	0.01	0.46	(0.46)	10.15
July 1, 2005 through February 28, 2006 (f)	10.48	0.30	(0.33)	(0.03)	(0.30)	10.15
Year Ended June 30, 2005	10.16	0.46	0.33	0.79	(0.47)	10.48

Class B
Six Months Ended August 31, 2010 (Unaudited)	10.69	0.16	0.56	0.72	(0.16)	11.25
Year Ended February 28, 2010	10.55	0.34	0.14	0.48	(0.34)	10.69
Year Ended February 28, 2009	10.54	0.35	0.01	0.36	(0.35)	10.55
Year Ended February 29, 2008	10.14	0.41	0.40	0.81	(0.41)	10.54
Year Ended February 28, 2007	10.14	0.38	0.01	0.39	(0.39)	10.14
July 1, 2005 through February 28, 2006 (f)	10.47	0.25	(0.33)	(0.08)	(0.25)	10.14
Year Ended June 30, 2005	10.16	0.39	0.32	0.71	(0.40)	10.47

Class C
Six Months Ended August 31, 2010 (Unaudited)	10.66	0.16	0.57	0.73	(0.16)	11.23
Year Ended February 28, 2010	10.53	0.35	0.13	0.48	(0.35)	10.66
Year Ended February 28, 2009	10.53	0.34	0.01	0.35	(0.35)	10.53
Year Ended February 29, 2008	10.13	0.42	0.39	0.81	(0.41)	10.53
Year Ended February 28, 2007	10.13	0.38	0.01	0.39	(0.39)	10.13
July 1, 2005 through February 28, 2006 (f)	10.46	0.25	(0.33)	(0.08)	(0.25)	10.13
Year Ended June 30, 2005	10.15	0.40	0.31	0.71	(0.40)	10.46

Class R2
Six Months Ended August 31, 2010 (Unaudited)	10.69	0.19	0.57	0.76	(0.19)	11.26
Year Ended February 28, 2010	10.56	0.41	0.12	0.53	(0.40)	10.69
November 3, 2008 (g) through February 28, 2009	10.07	0.09	0.51	0.60	(0.11)	10.56

Select Class
Six Months Ended August 31, 2010 (Unaudited)	10.69	0.21	0.58	0.79	(0.22)	11.26
Year Ended February 28, 2010	10.56	0.45	0.13	0.58	(0.45)	10.69
Year Ended February 28, 2009	10.55	0.46	— (h)	0.46	(0.45)	10.56
Year Ended February 29, 2008	10.15	0.52	0.39	0.91	(0.51)	10.55
Year Ended February 28, 2007	10.14	0.48	0.01	0.49	(0.48)	10.15
July 1, 2005 through February 28, 2006 (f)	10.47	0.31	(0.33)	(0.02)	(0.31)	10.14
Year Ended June 30, 2005	10.15	0.49	0.32	0.81	(0.49)	10.47

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

212   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

7.19%	$513,308	0.74%	3.66%	0.99%	5%
5.42	453,605	0.74	3.96	1.03	12
4.27	372,703	0.75	4.04	1.02	13
8.98 (e)	220,780	0.75	4.70	0.98	2
4.65	157,598	0.75	4.51	0.98	24
(0.30)	146,294	0.75	4.37	0.97	6
7.89	140,496	0.79	4.43	1.02	10

6.79	29,568	1.47	2.96	1.49	5
4.64	34,957	1.47	3.26	1.53	12
3.50	48,296	1.48	3.34	1.52	13
8.20 (e)	43,513	1.46	4.02	1.48	2
3.93	52,182	1.46	3.82	1.48	24
(0.78)	78,500	1.45	3.67	1.47	6
7.07	95,143	1.47	3.76	1.62	10

6.91	209,946	1.47	2.93	1.49	5
4.58	185,498	1.47	3.23	1.53	12
3.46	136,707	1.48	3.24	1.52	13
8.25 (e)	46,407	1.46	3.99	1.48	2
3.94	22,250	1.46	3.81	1.48	24
(0.77)	23,863	1.45	3.67	1.47	6
7.09	24,922	1.48	3.75	1.64	10

7.17	9,759	0.99	3.33	1.24	5
5.09	3,151	0.99	3.62	1.27	12
5.97	164	1.00	2.59	1.30	13

7.44	809,198	0.47	3.93	0.74	5
5.59	714,113	0.47	4.23	0.78	12
4.54	605,421	0.48	4.38	0.77	13
9.26 (e)	616,581	0.48	5.01	0.73	2
4.99	891,369	0.50	4.74	0.73	24
(0.16)	805,018	0.54	4.58	0.72	6
8.15	824,646	0.56	4.67	0.71	10

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   213

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$7.72	$0.32	$0.10	$0.42	$(0.32)	$—	$(0.32)	$—	(e)
Year Ended February 28, 2010	5.79	0.58	1.94 (f)	2.52	(0.59)	—	(0.59)	—	(e)
Year Ended February 28, 2009	7.59	0.52	(1.78)	(1.26)	(0.54)	—	(0.54)	—	(e)
Year Ended February 29, 2008	8.60	0.62	(0.93)	(0.31)	(0.61)	(0.09)	(0.70)	—	(e)
Year Ended February 28, 2007	8.23	0.61	0.40	1.01	(0.62)	(0.02)	(0.64)	—	(e)
July 1, 2005 through February 28, 2006 (h)	8.29	0.42	(0.06)	0.36	(0.42)	—	(0.42)	—	(e)
Year Ended June 30, 2005	8.17	0.61	0.14	0.75	(0.61)	(0.02)	(0.63)	—	(e)

Class B
Six Months Ended August 31, 2010 (Unaudited)	7.73	0.30	0.11	0.41	(0.30)	—	(0.30)	—	(e)
Year Ended February 28, 2010	5.81	0.55	1.91 (f)	2.46	(0.54)	—	(0.54)	—	(e)
Year Ended February 28, 2009	7.60	0.51	(1.80)	(1.29)	(0.50)	—	(0.50)	—	(e)
Year Ended February 29, 2008	8.61	0.58	(0.94)	(0.36)	(0.56)	(0.09)	(0.65)	—	(e)
Year Ended February 28, 2007	8.23	0.57	0.40	0.97	(0.57)	(0.02)	(0.59)	—	(e)
July 1, 2005 through February 28, 2006 (h)	8.29	0.38	(0.06)	0.32	(0.38)	—	(0.38)	—	(e)
Year Ended June 30, 2005	8.18	0.55	0.14	0.69	(0.56)	(0.02)	(0.58)	—	(e)

Class C
Six Months Ended August 31, 2010 (Unaudited)	7.72	0.29	0.12	0.41	(0.30)	—	(0.30)	—	(e)
Year Ended February 28, 2010	5.80	0.53	1.93 (f)	2.46	(0.54)	—	(0.54)	—	(e)
Year Ended February 28, 2009	7.59	0.50	(1.79)	(1.29)	(0.50)	—	(0.50)	—	(e)
Year Ended February 29, 2008	8.61	0.57	(0.94)	(0.37)	(0.56)	(0.09)	(0.65)	—	(e)
Year Ended February 28, 2007	8.24	0.57	0.39	0.96	(0.57)	(0.02)	(0.59)	—	(e)
July 1, 2005 through February 28, 2006 (h)	8.29	0.38	(0.05)	0.33	(0.38)	—	(0.38)	—	(e)
Year Ended June 30, 2005	8.19	0.55	0.13	0.68	(0.56)	(0.02)	(0.58)	—	(e)

Class R2
Six Months Ended August 31, 2010 (Unaudited)	7.71	0.31	0.11	0.42	(0.31)	—	(0.31)	—	(e)
Year Ended February 28, 2010	5.79	0.55	1.94 (f)	2.49	(0.57)	—	(0.57)	—	(e)
November 3, 2008 (i) through February 28, 2009	5.96	0.16	(0.17)	(0.01)	(0.16)	—	(0.16)	—	(e)

Class R5 (j)
Six Months Ended August 31, 2010 (Unaudited)	7.74	0.33	0.11	0.44	(0.33)	—	(0.33)	—	(e)
Year Ended February 28, 2010	5.81	0.61	1.93 (f)	2.54	(0.61)	—	(0.61)	—	(e)
Year Ended February 28, 2009	7.61	0.55	(1.79)	(1.24)	(0.56)	—	(0.56)	—	(e)
Year Ended February 29, 2008	8.63	0.66	(0.95)	(0.29)	(0.64)	(0.09)	(0.73)	—	(e)
May 15, 2006 (i) through February 28, 2007	8.31	0.52	0.35	0.87	(0.53)	(0.02)	(0.55)	—	(e)

Select Class
Six Months Ended August 31, 2010 (Unaudited)	7.74	0.32	0.12	0.44	(0.33)	—	(0.33)	—	(e)
Year Ended February 28, 2010	5.81	0.60	1.93 (f)	2.53	(0.60)	—	(0.60)	—	(e)
Year Ended February 28, 2009	7.60	0.56	(1.79)	(1.23)	(0.56)	—	(0.56)	—	(e)
Year Ended February 29, 2008	8.62	0.63	(0.92)	(0.29)	(0.64)	(0.09)	(0.73)	—	(e)
Year Ended February 28, 2007	8.24	0.64	0.40	1.04	(0.64)	(0.02)	(0.66)	—	(e)
July 1, 2005 through February 28, 2006 (h)	8.30	0.43	(0.06)	0.37	(0.43)	—	(0.43)	—	(e)
Year Ended June 30, 2005	8.18	0.63	0.14	0.77	(0.63)	(0.02)	(0.65)	—	(e)

Ultra
Six Months Ended August 31, 2010 (Unaudited)	7.73	0.33	0.12	0.45	(0.34)	—	(0.34)	—	(e)
Year Ended February 28, 2010	5.81	0.61	1.92 (f)	2.53	(0.61)	—	(0.61)	—	(e)
Year Ended February 28, 2009	7.60	0.57	(1.80)	(1.23)	(0.56)	—	(0.56)	—	(e)
Year Ended February 29, 2008	8.61	0.65	(0.93)	(0.28)	(0.64)	(0.09)	(0.73)	—	(e)
Year Ended February 28, 2007	8.24	0.65	0.39	1.04	(0.65)	(0.02)	(0.67)	—	(e)
July 1, 2005 through February 28, 2006 (h)	8.30	0.45	(0.08)	0.37	(0.43)	—	(0.43)	—	(e)
February 22, 2005 (i) through June 30, 2005	8.59	0.23	(0.24)	(0.01)	(0.28)	—	(0.28)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Amount rounds to less than $0.01.

(f)	The Advisor reimbursed the Fund for losses incurred from operational errors. Without these payments, the net realized and unrealized gains (losses) on investments per share for Class A would have been $1.93, and the total return would have been 44.53%. The impact was less than $0.01 to the net realized and unrealized gain (losses) on investments per share and less than 0.01% to total return for Class B, Class C, Class R2, Class R5, Select Class or Ultra.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Effective November 30, 2007, R Class Shares were renamed Class R5 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

214   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$7.82	5.52%		$598,103	1.14%	8.07%	1.32%	21%
7.72	44.71	(f)	580,690	1.14	8.40	1.32	45
5.79	(17.28)		184,739	1.15	8.10	1.31	18
7.59	(3.87	) (g)	79,217	1.12	7.54	1.32	48
8.60	12.82		83,790	1.12	7.42	1.31	69
8.23	4.39		62,622	1.11	7.51	1.30	47
8.29	9.47		68,636	1.12	7.22	1.33	68

7.84	5.30		19,859	1.79	7.42	1.82	21
7.73	43.46	(f)	22,430	1.79	7.80	1.82	45
5.81	(17.68)		16,720	1.80	7.33	1.81	18
7.60	(4.51	) (g)	26,052	1.78	6.88	1.82	48
8.61	12.19		35,667	1.77	6.78	1.81	69
8.23	3.92		35,105	1.76	6.86	1.80	47
8.29	8.71		39,697	1.77	6.58	1.93	68

7.83	5.32		193,720	1.79	7.42	1.82	21
7.72	43.58	(f)	158,503	1.79	7.75	1.83	45
5.80	(17.69)		36,872	1.80	7.37	1.81	18
7.59	(4.61	) (g)	29,517	1.78	6.88	1.82	48
8.61	12.05		29,953	1.77	6.77	1.81	69
8.24	4.04		25,650	1.76	6.86	1.80	47
8.29	8.55		28,348	1.77	6.57	1.93	68

7.82	5.54		2,088	1.39	7.81	1.57	21
7.71	44.25	(f)	1,004	1.39	8.10	1.60	45
5.79	(0.05)		50	1.40	8.84	1.59	18

7.85	5.81		192,784	0.85	8.37	0.87	21
7.74	44.95	(f)	148,162	0.84	8.71	0.87	45
5.81	(16.99)		53,497	0.85	8.55	0.87	18
7.61	(3.71	) (g)	18,807	0.86	7.83	0.86	48
8.63	10.90		8,732	0.86	7.57	0.86	69

7.85	5.77		5,684,402	0.89	8.32	1.07	21
7.74	44.86	(f)	4,567,712	0.89	8.67	1.08	45
5.81	(16.93)		1,837,745	0.90	8.36	1.06	18
7.60	(3.73	) (g)	1,544,252	0.87	7.81	1.06	48
8.62	13.18		1,038,528	0.87	7.67	1.06	69
8.24	4.53		960,421	0.86	7.77	1.05	47
8.30	9.74		988,281	0.87	7.47	1.01	68

7.84	5.83		527,605	0.80	8.41	0.82	21
7.73	44.84	(f)	359,553	0.79	8.76	0.83	45
5.81	(16.84)		91,880	0.80	8.44	0.81	18
7.60	(3.58	) (g)	77,356	0.81	7.87	0.81	48
8.61	13.12		64,497	0.81	7.74	0.81	69
8.24	4.60		58,131	0.80	7.95	0.80	47
8.30	(0.12)		40,477	0.79	7.91	0.85	68

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   215

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Limited Duration Bond Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$8.90	$0.11	(e)	$0.35	$0.46	$(0.12)	$9.24
Year Ended February 28, 2010	7.80	0.24	(e)	1.11 (f)	1.35	(0.25)	8.90
Year Ended February 28, 2009	9.31	0.36	(e)	(1.50)	(1.14)	(0.37)	7.80
Year Ended February 29, 2008	9.77	0.46		(0.46)	—	(0.46)	9.31
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)	9.77
July 1, 2005 through February 28, 2006 (h)	9.83	0.26		(0.08)	0.18	(0.27)	9.74
Year Ended June 30, 2005	9.89	0.27		(0.04)	0.23	(0.29)	9.83

Class B
Six Months Ended August 31, 2010 (Unaudited)	8.83	0.09	(e)	0.34	0.43	(0.09)	9.17
Year Ended February 28, 2010	7.74	0.21	(e)	1.09 (f)	1.30	(0.21)	8.83
Year Ended February 28, 2009	9.24	0.31	(e)	(1.49)	(1.18)	(0.32)	7.74
Year Ended February 29, 2008	9.70	0.38		(0.43)	(0.05)	(0.41)	9.24
Year Ended February 28, 2007	9.67	0.38		0.05	0.43	(0.40)	9.70
July 1, 2005 through February 28, 2006 (h)	9.76	0.22		(0.08)	0.14	(0.23)	9.67
Year Ended June 30, 2005	9.82	0.21		(0.03)	0.18	(0.24)	9.76

Class C
Six Months Ended August 31, 2010 (Unaudited)	8.82	0.09	(e)	0.33	0.42	(0.09)	9.15
Year Ended February 28, 2010	7.72	0.20	(e)	1.11 (f)	1.31	(0.21)	8.82
Year Ended February 28, 2009	9.23	0.31	(e)	(1.50)	(1.19)	(0.32)	7.72
Year Ended February 29, 2008	9.68	0.38		(0.42)	(0.04)	(0.41)	9.23
Year Ended February 28, 2007	9.66	0.38		0.04	0.42	(0.40)	9.68
July 1, 2005 through February 28, 2006 (h)	9.75	0.22		(0.08)	0.14	(0.23)	9.66
Year Ended June 30, 2005	9.81	0.21		(0.03)	0.18	(0.24)	9.75

Select Class
Six Months Ended August 31, 2010 (Unaudited)	8.90	0.13	(e)	0.34	0.47	(0.13)	9.24
Year Ended February 28, 2010	7.80	0.26	(e)	1.11 (f)	1.37	(0.27)	8.90
Year Ended February 28, 2009	9.31	0.38	(e)	(1.50)	(1.12)	(0.39)	7.80
Year Ended February 29, 2008	9.77	0.49		(0.47)	0.02	(0.48)	9.31
Year Ended February 28, 2007	9.74	0.47		0.03	0.50	(0.47)	9.77
July 1, 2005 through February 28, 2006 (h)	9.83	0.27		(0.08)	0.19	(0.28)	9.74
Year Ended June 30, 2005	9.88	0.29		(0.03)	0.26	(0.31)	9.83

Ultra
Six Months Ended August 31, 2010 (Unaudited)	8.91	0.14	(e)	0.34	0.48	(0.14)	9.25
Year Ended February 28, 2010	7.80	0.31	(e)	1.09 (f)	1.40	(0.29)	8.91
Year Ended February 28, 2009	9.32	0.40	(e)	(1.51)	(1.11)	(0.41)	7.80
Year Ended February 29, 2008	9.77	0.50		(0.45)	0.05	(0.50)	9.32
Year Ended February 28, 2007	9.75	0.49		0.02	0.51	(0.49)	9.77
July 1, 2005 through February 28, 2006 (h)	9.83	0.27		(0.06)	0.21	(0.29)	9.75
February 22, 2005 (i) through June 30, 2005	9.87	0.13		(0.02)	0.11	(0.15)	9.83

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

216   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

5.13%		$75,143	0.67%	2.49%	0.96%	15%
17.61	(f)	74,529	0.67	2.88	0.98	23
(12.52)		52,560	0.70	4.12	0.95	—
(0.06	) (g)	104,590	0.70	4.70	0.91	15
5.03		121,385	0.70	4.53	0.91	26
1.81		219,258	0.70	3.81	0.91	9
2.36		281,966	0.70	2.67	1.05	26

4.90		1,283	1.17	1.98	1.46	15
17.01	(f)	1,845	1.17	2.58	1.49	23
(12.97)		6,423	1.20	3.62	1.44	—
(0.56	) (g)	18,797	1.20	4.20	1.41	15
4.54		32,930	1.20	4.04	1.41	26
1.46		48,750	1.20	3.31	1.41	9
1.87		62,135	1.20	2.18	1.65	26

4.79		68,662	1.17	1.99	1.46	15
17.22	(f)	65,806	1.17	2.41	1.48	23
(13.09)		65,241	1.20	3.63	1.44	—
(0.47	) (g)	145,000	1.20	4.20	1.41	15
4.45		242,277	1.20	4.04	1.41	26
1.46		338,830	1.20	3.31	1.41	9
1.88		438,955	1.20	2.17	1.66	26

5.27		221,844	0.42	2.74	0.71	15
17.91	(f)	183,481	0.42	3.14	0.73	23
(12.27)		179,116	0.45	4.37	0.70	—
0.18	(g)	352,600	0.45	4.95	0.66	15
5.29		565,561	0.45	4.79	0.66	26
1.96		668,770	0.45	4.07	0.66	9
2.71		764,427	0.45	2.91	0.74	26

5.36		1,301	0.22	2.94	0.46	15
18.26	(f)	1,253	0.23	3.92	0.51	23
(12.21)		137,474	0.25	4.56	0.44	—
0.51	(g)	573,714	0.25	5.15	0.41	15
5.37		648,283	0.25	5.01	0.41	26
2.20		474,681	0.25	4.30	0.41	9
1.11		425,437	0.25	3.68	0.40	26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   217

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Mortgage-Backed Securities Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$11.22	$0.26	$0.31	$0.57	$(0.27)	$11.52
Year Ended February 28, 2010	10.42	0.73	0.82	1.55	(0.75)	11.22
Year Ended February 28, 2009	10.97	0.61	(0.57)	0.04	(0.59)	10.42
Year Ended February 29, 2008	10.65	0.50	0.31	0.81	(0.49)	10.97
Year Ended February 28, 2007	10.54	0.47	0.10	0.57	(0.46)	10.65
July 1, 2005 through February 28, 2006 (f)	10.83	0.33	(0.29)	0.04	(0.33)	10.54
Year Ended June 30, 2005	10.77	0.49	0.08	0.57	(0.51)	10.83

Select Class
Six Months Ended August 31, 2010 (Unaudited)	11.01	0.28	0.29	0.57	(0.29)	11.29
Year Ended February 28, 2010	10.23	0.76	0.79	1.55	(0.77)	11.01
Year Ended February 28, 2009	10.79	0.62	(0.57)	0.05	(0.61)	10.23
Year Ended February 29, 2008	10.48	0.52	0.31	0.83	(0.52)	10.79
Year Ended February 28, 2007	10.38	0.49	0.10	0.59	(0.49)	10.48
July 1, 2005 through February 28, 2006 (f)	10.67	0.34	(0.29)	0.05	(0.34)	10.38
Year Ended June 30, 2005	10.61	0.42	0.17	0.59	(0.53)	10.67

Ultra
Six Months Ended August 31, 2010 (Unaudited)	11.01	0.29	0.29	0.58	(0.29)	11.30
Year Ended February 28, 2010	10.23	0.79	0.78	1.57	(0.79)	11.01
Year Ended February 28, 2009	10.79	0.63	(0.56)	0.07	(0.63)	10.23
Year Ended February 29, 2008	10.48	0.54	0.31	0.85	(0.54)	10.79
Year Ended February 28, 2007	10.38	0.50	0.10	0.60	(0.50)	10.48
July 1, 2005 through February 28, 2006 (f)	10.67	0.35	(0.29)	0.06	(0.35)	10.38
February 22, 2005 (g) through June 30, 2005	10.66	0.21	0.03	0.24	(0.23)	10.67

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

218   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

5.16%		$176,692	0.64%	4.76%	0.97%	13%
15.26		101,955	0.64	6.58	0.99	21
0.41		16,189	0.65	5.69	0.99	15
7.88	(e)	18,011	0.65	4.70	0.98	16
5.60		14,063	0.65	4.46	0.98	18
0.35		13,826	0.65	4.68	0.97	16
5.40		15,077	0.65	4.50	0.92	25

5.19		531,890	0.39	5.05	0.72	13
15.64		425,701	0.39	6.87	0.74	21
0.58		88,231	0.40	5.93	0.74	15
8.18	(e)	96,870	0.40	4.94	0.73	16
5.83		111,656	0.40	4.71	0.73	18
0.54		103,491	0.40	4.92	0.72	16
5.70		123,104	0.40	4.54	0.55	25

5.36		1,415,186	0.24	5.20	0.47	13
15.79		1,271,776	0.24	7.35	0.49	21
0.74		916,201	0.25	6.12	0.50	15
8.33	(e)	882,626	0.25	5.09	0.48	16
5.97		829,330	0.25	4.83	0.48	18
0.62		1,177,895	0.25	5.08	0.47	16
2.30		1,135,323	0.25	5.19	0.46	25

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   219

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Short Duration Bond Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$10.90	$0.08	(e)	$0.10	$0.18	$(0.08)	$11.00
Year Ended February 28, 2010	10.61	0.26	(e)	0.29	0.55	(0.26)	10.90
Year Ended February 28, 2009	10.80	0.38		(0.19)	0.19	(0.38)	10.61
Year Ended February 29, 2008	10.52	0.44	(e)	0.26	0.70	(0.42)	10.80
Year Ended February 28, 2007	10.43	0.39	(e)	0.10	0.49	(0.40)	10.52
July 1, 2005 through February 28, 2006 (g)	10.51	0.21		(0.08)	0.13	(0.21)	10.43
Year Ended June 30, 2005	10.62	0.28		(0.10)	0.18	(0.29)	10.51

Class B
Six Months Ended August 31, 2010 (Unaudited)	11.00	0.05	(e)	0.11	0.16	(0.05)	11.11
Year Ended February 28, 2010	10.70	0.22	(e)	0.28	0.50	(0.20)	11.00
Year Ended February 28, 2009	10.88	0.35		(0.21)	0.14	(0.32)	10.70
Year Ended February 29, 2008	10.60	0.39	(e)	0.26	0.65	(0.37)	10.88
Year Ended February 28, 2007	10.50	0.33	(e)	0.11	0.44	(0.34)	10.60
July 1, 2005 through February 28, 2006 (g)	10.59	0.17		(0.09)	0.08	(0.17)	10.50
Year Ended June 30, 2005	10.69	0.23		(0.09)	0.14	(0.24)	10.59

Class C
Six Months Ended August 31, 2010 (Unaudited)	10.97	0.05	(e)	0.10	0.15	(0.05)	11.07
Year Ended February 28, 2010	10.68	0.20	(e)	0.30	0.50	(0.21)	10.97
Year Ended February 28, 2009	10.87	0.33		(0.20)	0.13	(0.32)	10.68
Year Ended February 29, 2008	10.59	0.39	(e)	0.26	0.65	(0.37)	10.87
Year Ended February 28, 2007	10.49	0.33	(e)	0.11	0.44	(0.34)	10.59
July 1, 2005 through February 28, 2006 (g)	10.58	0.16		(0.08)	0.08	(0.17)	10.49
Year Ended June 30, 2005	10.68	0.22		(0.08)	0.14	(0.24)	10.58

Select Class
Six Months Ended August 31, 2010 (Unaudited)	10.92	0.10	(e)	0.10	0.20	(0.10)	11.02
Year Ended February 28, 2010	10.62	0.29	(e)	0.30	0.59	(0.29)	10.92
Year Ended February 28, 2009	10.80	0.40		(0.18)	0.22	(0.40)	10.62
Year Ended February 29, 2008	10.53	0.46	(e)	0.26	0.72	(0.45)	10.80
Year Ended February 28, 2007	10.44	0.41	(e)	0.10	0.51	(0.42)	10.53
July 1, 2005 through February 28, 2006 (g)	10.52	0.23		(0.08)	0.15	(0.23)	10.44
Year Ended June 30, 2005	10.63	0.32		(0.12)	0.20	(0.31)	10.52

Ultra
Six Months Ended August 31, 2010 (Unaudited)	10.92	0.11	(e)	0.10	0.21	(0.11)	11.02
Year Ended February 28, 2010	10.62	0.31	(e)	0.30	0.61	(0.31)	10.92
Year Ended February 28, 2009	10.81	0.43		(0.19)	0.24	(0.43)	10.62
Year Ended February 29, 2008	10.53	0.49	(e)	0.27	0.76	(0.48)	10.81
Year Ended February 28, 2007	10.44	0.44	(e)	0.10	0.54	(0.45)	10.53
July 1, 2005 through February 28, 2006 (g)	10.52	0.24		(0.07)	0.17	(0.25)	10.44
February 22, 2005 (h) through June 30, 2005	10.56	0.13		(0.02)	0.11	(0.15)	10.52

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

220   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

1.67%		$293,656	0.79%	1.48%	0.86%	20%
5.23		255,356	0.79	2.43	0.88	31
1.79		90,891	0.80	3.55	0.89	51
6.84	(f)	56,496	0.80	4.14	0.91	40
4.75		94,199	0.80	3.69	0.91	44
1.22		93,187	0.80	2.97	0.91	22
1.72		97,744	0.80	2.64	1.10	27

1.48		3,140	1.29	0.99	1.36	20
4.71		3,458	1.29	2.05	1.38	31
1.32		6,668	1.30	3.09	1.39	51
6.23	(f)	11,328	1.30	3.65	1.41	40
4.27		17,787	1.30	3.17	1.41	44
0.79		22,899	1.30	2.46	1.41	22
1.31		29,369	1.30	2.13	1.71	27

1.40		380,391	1.29	0.99	1.36	20
4.76		344,957	1.29	1.83	1.38	31
1.27		22,625	1.30	3.06	1.39	51
6.26	(f)	19,135	1.30	3.64	1.41	40
4.26		20,777	1.30	3.15	1.41	44
0.79		38,266	1.30	2.46	1.41	22
1.30		56,296	1.30	2.12	1.71	27

1.79		6,544,432	0.54	1.73	0.61	20
5.57		5,163,875	0.54	2.67	0.63	31
2.12		2,029,713	0.55	3.80	0.64	51
7.03	(f)	1,255,422	0.55	4.31	0.64	40
4.99		277,452	0.55	3.89	0.66	44
1.39		497,708	0.55	3.21	0.66	22
1.94		559,775	0.55	2.85	0.79	27

1.91		2,507,452	0.29	1.98	0.36	20
5.81		2,043,695	0.29	2.87	0.38	31
2.27		322,907	0.30	4.07	0.39	51
7.39	(f)	321,055	0.30	4.64	0.41	40
5.24		299,838	0.30	4.18	0.41	44
1.60		371,212	0.30	3.47	0.41	22
1.05		392,444	0.30	3.45	0.44	27

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   221

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Short Term Bond Fund II
Class A
Six Months Ended August 31, 2010 (Unaudited)	$8.85	$0.08	(e)	$0.04	$0.12	$(0.09)	$8.88
Year Ended February 28, 2010	8.76	0.20	(e)	0.11 (f)	0.31	(0.22)	8.85
Year Ended February 28, 2009	9.66	0.34	(e)	(0.90)	(0.56)	(0.34)	8.76
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)	9.66
September 1, 2006 through February 28, 2007 (g)	9.84	0.22	(e)	0.02	0.24	(0.24)	9.84
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)	9.84
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	10.02

Class M
Six Months Ended August 31, 2010 (Unaudited)	8.85	0.07	(e)	0.04	0.11	(0.08)	8.88
Year Ended February 28, 2010	8.76	0.18	(e)	0.11 (f)	0.29	(0.20)	8.85
Year Ended February 28, 2009	9.66	0.29	(e)	(0.88)	(0.59)	(0.31)	8.76
Year Ended February 29, 2008	9.85	0.41		(0.18)	0.23	(0.42)	9.66
September 1, 2006 through February 28, 2007 (g)	9.84	0.21	(e)	0.02	0.23	(0.22)	9.85
Year Ended August 31, 2006	10.02	0.41		(0.19)	0.22	(0.40)	9.84
Year Ended August 31, 2005	10.21	0.28		(0.20)	0.08	(0.27)	10.02

Select Class
Six Months Ended August 31, 2010 (Unaudited)	8.87	0.10	(e)	0.03	0.13	(0.10)	8.90
Year Ended February 28, 2010	8.77	0.22	(e)	0.12 (f)	0.34	(0.24)	8.87
Year Ended February 28, 2009	9.68	0.37	(e)	(0.92)	(0.55)	(0.36)	8.77
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)	9.68
September 1, 2006 through February 28, 2007 (g)	9.86	0.23	(e)	0.02	0.25	(0.25)	9.86
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)	9.86
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	10.03

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less thank $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return.

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

222   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

1.36%	$7,436	0.75%	1.90%	1.14%	29%
3.61 (f)	7,263	0.74	2.26	1.05	48
(5.93)	6,456	0.75	3.61	1.09	91
2.78	22,655	0.75	4.51	1.01	338
2.42	24,652	0.75	4.53	0.98	246
2.56	32,557	0.75	4.46	0.95	479
1.09	41,311	0.75	2.94	1.00	201

1.23	87,386	1.00	1.65	1.24	29
3.36 (f)	93,816	0.99	2.01	1.16	48
(6.15)	113,828	1.00	3.19	1.19	91
2.42	144,078	1.00	4.26	1.11	338
2.39	175,836	1.00	4.29	1.08	246
2.30	209,284	1.00	4.19	1.05	479
0.83	371,756	1.00	2.67	1.03	201

1.50	2,031	0.50	2.15	0.89	29
3.98 (f)	2,366	0.49	2.51	0.84	48
(5.76)	5,611	0.50	3.92	0.83	91
3.02	83,064	0.50	4.76	0.75	338
2.54	151,633	0.50	4.75	0.72	246
2.91	375,097	0.50	4.71	0.70	479
1.35	432,056	0.50	3.21	0.68	201

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   223

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Six Months Ended August 31, 2010 (Unaudited)	$9.96	$0.07	(e)	$0.08	$0.15	$(0.07)	$—	$(0.07)
Year Ended February 28, 2010	10.17	0.22	(e)	0.12	0.34	(0.22)	(0.33)	(0.55)
Year Ended February 28, 2009	10.04	0.11		0.20	0.31	(0.18)	—	(0.18)
Year Ended February 29, 2008	9.72	0.42		0.31	0.73	(0.41)	—	(0.41)
Year Ended February 28, 2007	9.75	0.46		(0.03)	0.43	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (g)	10.00	0.32		(0.25)	0.07	(0.32)	—	(0.32)
Year Ended June 30, 2005	10.31	0.42		(0.20)	0.22	(0.42)	(0.11)	(0.53)

Class B
Six Months Ended August 31, 2010 (Unaudited)	9.94	0.04	(e)	0.09	0.13	(0.04)	—	(0.04)
Year Ended February 28, 2010	10.15	0.18	(e)	0.11	0.29	(0.17)	(0.33)	(0.50)
Year Ended February 28, 2009	10.03	0.16		0.10	0.26	(0.14)	—	(0.14)
Year Ended February 29, 2008	9.71	0.42		0.26	0.68	(0.36)	—	(0.36)
Year Ended February 28, 2007	9.74	0.43		(0.05)	0.38	(0.41)	—	(0.41)
July 1, 2005 through February 28, 2006 (g)	9.99	0.29		(0.25)	0.04	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.30	0.38		(0.21)	0.17	(0.37)	(0.11)	(0.48)

Select Class
Six Months Ended August 31, 2010 (Unaudited)	9.95	0.08	(e)	0.08	0.16	(0.08)	—	(0.08)
Year Ended February 28, 2010	10.16	0.24	(e)	0.12	0.36	(0.24)	(0.33)	(0.57)
Year Ended February 28, 2009	10.02	0.13		0.22	0.35	(0.21)	—	(0.21)
Year Ended February 29, 2008	9.70	0.44		0.31	0.75	(0.43)	—	(0.43)
Year Ended February 28, 2007	9.74	0.48		(0.04)	0.44	(0.48)	—	(0.48)
July 1, 2005 through February 28, 2006 (g)	9.99	0.33		(0.25)	0.08	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.30	0.44		(0.19)	0.25	(0.45)	(0.11)	(0.56)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

224   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.04	1.48%		$101,962	0.70%	1.30%	0.96%	14%
9.96	3.39		99,593	0.69	2.12	0.97	51
10.17	3.18		114,609	0.70	0.99	0.94	154
10.04	7.71	(f)	77,234	0.69	4.33	1.01	83
9.72	4.48		69,390	0.70	4.70	1.03	10
9.75	0.71		77,632	0.70	4.83	1.03	20
10.00	2.22		82,360	0.67	4.05	0.99	22

10.03	1.29		1,049	1.20	0.81	1.46	14
9.94	2.86		1,588	1.19	1.75	1.47	51
10.15	2.64		3,538	1.20	1.07	1.43	154
10.03	7.17	(f)	6,691	1.20	3.96	1.52	83
9.71	3.97		10,948	1.20	4.19	1.53	10
9.74	0.39		16,720	1.20	4.34	1.53	20
9.99	1.70		23,012	1.17	3.45	1.60	22

10.03	1.61		408,439	0.45	1.55	0.71	14
9.95	3.63		427,880	0.44	2.40	0.72	51
10.16	3.52		552,538	0.45	1.54	0.69	154
10.02	8.01	(f)	620,461	0.43	3.98	0.74	83
9.70	4.65		67,699	0.45	4.95	0.78	10
9.74	0.87		48,965	0.45	5.07	0.79	20
9.99	2.48		45,461	0.42	4.30	0.67	22

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   225

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. J.P. Morgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. JPM II and MFG (the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Core Bond Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra	JPM II	Diversified
Core Plus Bond Fund	Class A, Class B, Class C, Class R2, Institutional Class, Select Class and Ultra	JPM II	Diversified
Government Bond Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
High Yield Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra	JPM II	Diversified
Limited Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II	Diversified
Mortgage-Backed Securities Fund	Class A, Select Class and Ultra	JPM II	Diversified
Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II	Diversified
Short-Term Bond Fund II	Class A, Class M and Select Class	MFG	Diversified
Treasury & Agency Fund	Class A, Class B and Select Class	JPM II	Diversified

Institutional Class Shares commenced operations on June 19, 2009 for Core Plus Bond Fund.

Effective November 1, 2009, Class B Shares of the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A and Class M Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years (except for Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Class R2, Class R5, Institutional Class, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating,

226   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Utilities	$1	$—	$—	$1
Total Common Stocks	1	—	—	1
Debt Securities
Asset-Backed Securities	—	433,247	—	433,247
Collateralized Mortgage Obligations	—	6,582,969	2,089	6,585,058
Commercial Mortgage-Backed Securities	—	218,842	—	218,842
Corporate Bonds
Consumer Discretionary	—	161,606	—	161,606
Consumer Staples	—	104,034	—	104,034
Energy	—	120,668	—	120,668
Financials	—	1,246,369	—	1,246,369
Health Care	—	26,149	—	26,149
Industrials	—	73,669	—	73,669
Information Technology	—	71,592	—	71,592
Materials	—	33,715	—	33,715
Telecommunication Services	—	181,134	—	181,134
Utilities	—	203,669	—	203,669
Total Corporate Bonds	—	2,222,605	—	2,222,605
Foreign Government Securities	—	40,377	—	40,377
Mortgage Pass-Through Securities	—	1,888,687	—	1,888,687
Municipal Bonds	—	4,646	—	4,646
Supranational	—	774	—	774
U.S. Government Agency Securities	—	288,645	—	288,645
U.S. Treasury Obligations	—	5,144,532	—	5,144,532
Short-Term Investments
Investment Companies	1,135,907	—	—	1,135,907
Investments of Cash Collateral for Securities on Loan
Asset-Backed Securities	—	422	—	422
Investment Company	109,413	—	—	109,413
Total Investments in Securities	$1,245,321	$16,825,746	$2,089	$18,073,156

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   227

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

Core Plus Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$176	$—	$248	$424
Consumer Staples	329	—	52	381
Industrials	121	—	—	121
Information Technology	—	—	657	657
Materials	7,993	—	1,440	9,433
Telecommunication Services	177	—	—	177
Utilities	20	—	—	20
Total Common Stocks	8,816	—	2,397	11,213
Preferred Stocks
Consumer Discretionary	—	2,512	—	2,512
Consumer Staples	—	—	56	56
Financials	—	—	1,740	1,740
Total Preferred Stocks	—	2,512	1,796	4,308
Debt Securities
Asset-Backed Securities	—	42,289	1,491	43,780
Collateralized Mortgage Obligations	—	382,676	—	382,676
Commercial Mortgage-Backed Securities	—	41,324	—	41,324
Convertible Bonds
Materials	—	—	665	665
Corporate Bonds
Consumer Discretionary	—	101,973	—	101,973
Consumer Staples	—	33,419	143	33,562
Energy	—	53,231	—	53,231
Financials	—	196,642	3,707	200,349
Health Care	—	29,532	—	29,532
Industrials	—	58,967	361	59,328
Information Technology	—	20,394	—	20,394
Materials	—	48,470	—	48,470
Telecommunication Services	—	37,647	—	37,647
Utilities	—	56,897	—	56,897
Total Corporate Bonds	—	637,172	4,211	641,383
Foreign Government Securities	—	31,850	376	32,226
Mortgage Pass-Through Securities	—	73,411	—	73,411
Municipal Bond	—	1,671	—	1,671
Supranational	—	353	—	353
U.S. Government Agency Securities	—	17,175	—	17,175
U.S. Treasury Obligations	—	337,035	—	337,035
Loan Participations & Assignments
Consumer Discretionary	—	22,493	—	22,493
Consumer Staples	—	896	—	896
Energy	—	177	—	177
Financials	—	8,163	—	8,163
Industrials	—	9,439	—	9,439
Information Technology	—	2,642	854	3,496
Materials	—	5,594	—	5,594
Telecommunication Services	—	258	—	258
Utilities	—	7,116	—	7,116
Total Loan Participations & Assignments	—	56,778	854	57,632

228   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

Core Plus Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Rights
Materials	$—	$—		$—	(a)	$—	(a)
Warrants
Telecommunication Services	—	—		21		21
Short-Term Investment
Investment Company	222,209	—		—		222,209
Investment of Cash Collateral for Securities on Loan
Investment Company	27,660	—		—		27,660
Total Investments in Securities	$258,685	$1,624,246		$11,811		$1,894,742
Appreciation in Other Financial Instruments
Futures Contracts	$9	$—		$—		$9
Forward Foreign Currency Exchange Contracts	—	42		—		42
Unfunded Commitments	—	—	(b)	—		—	(b)
Total Appreciation in Other Financial Instruments	$9	$42		$—		$51
Depreciation in Other Financial Instruments
Futures Contracts	$(6)	$—		$—		$(6)
Forward Foreign Currency Exchange Contracts	—	(29)		—		(29)
Swaps	—	(106)		—		(106)
Total Depreciation in Other Financial Instruments	$(6)	$(135)		$—		$(141)

Government Bond Fund #

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$143,816	$1,436,550	$—	$1,580,366

High Yield Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$2,434	$—	$3,666		$6,100
Consumer Staples	3,895	—	760		4,655
Industrials	1,177	—	—		1,177
Information Technology	—	—	5,781		5,781
Materials	104,887	—	3,982		108,869
Telecommunication Services	68	—	—		68
Utilities	66	—	—		66
Total Common Stocks	112,527	—	14,189		126,716
Preferred Stocks
Consumer Discretionary	—	—	617		617
Consumer Staples	—	—	817		817
Financials	—	7,368	13,993		21,361
Information Technology	—	—	—	(a)	—	(a)
Total Preferred Stocks	—	7,368	15,427		22,795

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   229

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

High Yield Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
Asset-Backed Securities	$—	$—	$6,928		$6,928
Convertible Bonds
Materials	—	—	1,839		1,839
Corporate Bonds
Consumer Discretionary	—	1,604,067	2,165		1,606,232
Consumer Staples	—	276,264	2,087		278,351
Energy	—	798,986	—		798,986
Financials	—	684,330	19,576		703,906
Health Care	—	347,386	4,296		351,682
Industrials	—	563,278	10,935		574,213
Information Technology	—	266,717	2,152		268,869
Materials	—	580,642	4,248		584,890
Telecommunication Services	—	491,046	—		491,046
Utilities	—	265,235	—		265,235
Total Corporate Bonds	—	5,877,951	45,459		5,923,410
Loan Participations & Assignments
Consumer Discretionary	—	427,324	—		427,324
Consumer Staples	—	15,296	—		15,296
Energy	—	5,576	—		5,576
Financials	—	124,907	3,084		127,991
Health Care	—	2,517	—		2,517
Industrials	—	46,377	—		46,377
Information Technology	—	55,167	5,190		60,357
Materials	—	67,699	4,110		71,809
Telecommunication Services	—	32,976	—		32,976
Utilities	—	85,801	—		85,801
Total Loan Participations & Assignments	—	863,640	12,384		876,024
Rights
Consumer Discretionary	—	—	—	(a)	—	(a)
Materials	—	—	—	(a)	—	(a)
Total Rights	—	—	—	(a)	—	(a)
Warrants
Telecommunication Services	—	—	9		9
Short-Term Investment
Investment Company	199,194	—	—		199,194
Investments of Cash Collateral for Securities on Loan
Asset-Backed Securities	—	817	—		817
Investment Company	227,109	—	—		227,109
Total Investments in Securities	$538,830	$6,749,776	$96,235		$7,384,841
Appreciation in Other Financial Instruments
Unfunded Commitments	—	14	—		14

230   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

Limited Duration Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$40,132	$4,951	$45,083
Collateralized Mortgage Obligations	—	175,251	—	175,251
Commercial Mortgage-Backed Securities	—	8,786	224	9,010
Corporate Bonds
Financials	—	209	1,247	1,456
Total Corporate Bonds	—	209	1,247	1,456
Mortgage Pass-Through Securities	—	74,958	152	75,110
Short-Term Investment
Investment Company	62,070	—	—	62,070
Total Investments in Securities	$62,070	$299,336	$6,574	$367,980

Mortgage-Backed Securities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$28,231	$—	$28,231
Collateralized Mortgage Obligations	—	1,503,075	607	1,503,682
Commercial Mortgage-Backed Securities	—	8,047	—	8,047
Mortgage Pass-Through Securities	—	338,819	—	338,819
U.S. Government Agency Securities	—	24,320	—	24,320
U.S. Treasury Obligations	—	134,751	—	134,751
Short-Term Investment
Investment Company	83,362	—	—	83,362
Total Investments in Securities	$83,362	$2,037,243	$607	$2,121,212

Short Duration Bond Fund ##

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$381,381	$9,383,310	$—	$9,764,691

Short Term Bond Fund II #

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$561	$95,884	$—	$96,445

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   231

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

Treasury & Agency Fund #

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$7,568	$501,504	$—	$509,072

There were no significant transfers between Levels 1 and 2 during the six months ended August 31, 2010.

(a)	Security has zero value.

(b)	Amount rounds to less than $1,000.

#	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of the portfolio holdings.

##	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and a money market mutual fund held as an investment of cash collateral for securities on loan. Please refer to the SOIs for industry specifics of the portfolio holdings.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Core Bond Fund	Balance as of 2/28/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/10
Investments in Securities
Asset-Backed Securities	$2,449	$—	$—	$—	$—	$—	$(2,449)	$—
Collateralized Mortgage Obligations	7,560	—	(229)	8	—	—	(5,250)	2,089
Total	$10,009	$—	$(229)	$8	$—	$—	$(7,699)	$2,089

Core Plus Bond Fund	Balance as of 2/28/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/10
Investments in Securities
Asset-Backed Securities	$5,019	$—	$15	$4	$(18)	$—	$(3,529)	$1,491
Collateralized Mortgage Obligations	4,400	—	—	—	—	—	(4,400)	—
Common Stocks — Consumer Discretionary	216	—	32	—	—	—	—	248
Common Stocks — Consumer Staples	20	—	32	—	—	—	—	52
Common Stocks — Industrials	573	607	(313)	—	(867)	—	—	—
Common Stocks — Information Technology	97	—	560	—	—	—	—	657
Common Stocks — Materials	57	(133)	845	—	(42)	713	—	1,440
Convertible Bonds — Materials	—	—	—	—	665	—	—	665
Corporate Bonds — Consumer Staples	173	—	—	—	(30)	—	—	143
Corporate Bonds — Energy	937	—	(7)	(2)	(928)	—	—	—
Corporate Bonds — Financials	3,001	110	108	53	435	—	—	3,707
Corporate Bonds — Industrials	1,091	(689)	772	1	(789)	183	(208)	361
Corporate Bonds — Materials	761	—	—	—	—	—	(761)	—
Foreign Government Securities	—	—	22	(3)	130	227	—	376
Loan Participations & Assignments — Industrials	1,961	—	—	—	—	—	(1,961)	—
Loan Participations & Assignments — Information Technology	852	—	5	2	(5)	—	—	854
Loan Participations & Assignments — Materials	1,335	—	—	—	—	—	(1,335)	—
Preferred Stocks — Consumer Staples	53	—	—	—	3	—	—	56
Preferred Stocks — Financials	769	—	158	—	—	813	—	1,740
Rights — Materials	—	—	—	—	— (a)	—	—	—	(a)
Warrants — Telecommunication Services	26	—	(5)	—	—	—	—	21
Total	$21,341	$(105)	$2,224	$55	$(1,446)	$1,936	$(12,194)	$11,811

232   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

High Yield Fund	Balance as of 2/28/10		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion		Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/10
Investments in Securities
Asset-Backed Securities	$6,916		$— (b)	$99	$19		$(106)	$—	$—	$6,928
Common Stocks — Consumer Discretionary	3,208		—	458	—		—	—	—	3,666
Common Stocks — Consumer Staples	292		—	468	—		—	—	—	760
Common Stocks — Industrials	5,510		5,846	(3,016)	—		(8,340)	—	—	—
Common Stocks — Information Technology	628		— (b)	1,943	—		—	3,210	—	5,781
Common Stocks — Materials	745		(1,658)	833	—		(540)	4,602	—	3,982
Convertible Bonds — Materials	—		—	—	—		1,839	—	—	1,839
Corporate Bonds — Consumer Discretionary	1,875		—	104	4		182	—	—	2,165
Corporate Bonds — Consumer Staples	11,289		118	14	—	(b)	(9,334)	—	—	2,087
Corporate Bonds — Energy	628		—	—	—		—	—	(628)	—
Corporate Bonds — Financials	36,084		2,228	(649)	431		(18,518)	—	—	19,576
Corporate Bonds — Health Care	4,752		—	(1,129)	—	(b)	673	—	—	4,296
Corporate Bonds — Industrials	14,079		(12,617)	13,536	35		(2,102)	—	(1,996)	10,935
Corporate Bonds — Information Technology	2,133		—	19	—		—	—	—	2,152
Corporate Bonds — Materials	8,381		—	42	62		—	—	(4,237)	4,248
Loan Participations & Assignments — Energy	2,857		(564)	805	—		(3,098)	—	—	—
Loan Participations & Assignments — Financials	1,766		— (b)	135	(4)		(14)	1,710	(509)	3,084
Loan Participations & Assignments — Industrials	5,243		—	—	—		—	—	(5,243)	—
Loan Participations & Assignments — Information Technology	7,215		18	1,722	16		(3,781)	—	—	5,190
Loan Participations & Assignments — Materials	10,676		—	122	28		—	—	(6,716)	4,110
Preferred Stocks — Consumer Discretionary	233		—	384	—		—	—	—	617
Preferred Stocks — Consumer Staples	769		—	—	—		48	—	—	817
Preferred Stocks — Financials	4,308		—	967	—		—	8,718	—	13,993
Preferred Stocks — Information Technology	—		—	—	—		— (a)	—	—	—	(a)
Rights — Consumer Discretionary	—	(a)	—	—	—		—	—	—	—	(a)
Rights — Materials	—		—	—	—		— (a)	—	—	—	(a)
Warrants — Industrials	—	(a)	—	—	—		— (a)	—	—	—
Warrants — Telecommunication Services	11		—	(2)	—		—	—	—	9
Total	$129,598		$(6,629)	$16,855	$591		$(43,091)	$18,240	$(19,329)	$96,235

Limited Duration Bond Fund	Balance as of 2/28/10	Realized gain (loss)		Change in unrealized appreciation (depreciation)		Net amortization/ accretion		Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/10
Investments in Securities
Asset-Backed Securities	$1,087	$—		$2,415		$—	(b)	$—	$1,449	$—	$4,951
Commercial Mortgage-Backed Securities	766	—		80		—		(622)	—	—	224
Corporate Bonds — Financials	1,223	—		24		—		—	—	—	1,247
Mortgage Pass-Through Securities	173	—	(b)	—	(b)	—	(b)	(21)	—	—	152
Total	$3,249	$—	(b)	$2,519		$—	(b)	$(643)	$1,449	$—	$6,574

Mortgage-Backed Securities Fund	Balance as of 2/28/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/10
Investments in Securities
Asset-Backed Securities	$317	$—	$—	$—	$—	$—	$(317)	$—
Collateralized Mortgage Obligations	2,401	—	(16)	2	—	—	(1,780)	607
Total	$2,718	$—	$(16)	$2	$—	$—	$(2,097)	$607

(a)	Security has zero value.

(b)	Amount rounds to less than $1,000.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   233

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at August 31, 2010, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Core Bond Fund	$(229)
Core Plus Bond Fund	610
High Yield Fund	5,423
Limited Duration Bond Fund	2,519
Mortgage-Backed Securities Fund	(16)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

B. Transactions with Affiliates — An issuer which is under common control with the Funds may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be an affiliated issuer (amounts in thousands):

Affiliate	Value at February 28, 2010	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend/ Interest Income		Shares/Principal Amount ($) at August 31, 2010	Value at August 31, 2010
Core Bond Fund
Bear Stearns Cos. LLC (The), 5.700%, 11/15/14*	$1,099	$—	$1,096	$65	$3		$—	$—
Bear Stearns Cos. LLC (The), 7.250%, 02/01/18*	1,624	—	1,641	244	7		—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.190%	617,565	1,277,369	1,499,212	—	373		395,722	395,722
JPMorgan Prime Money Market Fund, Capital Shares, 0.200%**	304,663	197,282	392,532	—	226		109,413	109,413
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170%	600,111	1,456,345	1,316,271	—	473		740,185	740,185
	$1,525,062			$309	$1,082			$1,245,320
Core Plus Bond Fund
Bear Stearns Cos. LLC (The), 7.250%, 02/01/18*	$429	$—	$429	$60	$—	(a)	$—	$—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.190%	86,930	333,622	198,343	—	112		222,209	222,209
JPMorgan Prime Money Market Fund, Capital Shares, 0.200%**	17,954	66,972	57,266	—	25		27,660	27,660
	$105,313			$60	$137			$249,869
Government Bond Fund
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.080%	$114,616	$195,972	$166,772	$—	$25		143,816	$143,816
	$114,616			$—	$25			$143,816
High Yield Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.190%	$311,461	$991,771	$1,104,038	$—	$147		199,194	$199,194
JPMorgan Prime Money Market Fund, Capital Shares, 0.200%**	197,822	485,138	455,851	—	260		227,109	227,109
	$509,283			$—	$407			$426,303
Limited Duration Bond Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.190%	$81,717	$87,059	$106,706	$—	$45		62,070	$62,070
	$81,717			$—	$45			$62,070

234   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

Affiliate	Value at February 28, 2010	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend/ Interest Income	Shares/Principal Amount ($) at August 31, 2010	Value at August 31, 2010
Mortgage Backed Securities Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.190%	$163,263	$413,535	$493,436	$—	$92	83,362	$83,362
	$163,263			$—	$92		$83,362
Short Duration Bond Fund
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.080%	$399,391	$1,408,324	$1,500,712	$—	$92	307,003	$307,003
JPMorgan Prime Money Market Fund, Capital Shares, 0.200%**	331,094	997,177	1,253,893	—	240	74,378	74,378
	$730,485			$—	$332		$381,381
Short Term Bond Fund II
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170%	$927	$10,664	$11,030	$—	$1	561	$561
	$927			$—	$1		$561
Treasury and Agency Fund
JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.060%	$8,240	$45,973	$46,645	$—	$2	7,568	$7,568
	$8,240			$—	$2		$7,568

(a)	Amount rounds to less than $1,000.

*	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

**	Represents investment of cash collateral related to securities on loan, as described in Note 2.H. Dividend income earned from this investment is included in, and represents a significant portion of, income from securities lending (net) in the Statements of Operations.

C.  Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2010 (amounts in thousands):

	Value	Percentage
Core Bond Fund	$2,089	0.01%
Core Plus Bond Fund	9,552	0.51
High Yield Fund	89,276	1.24
Limited Duration Bond Fund	1,247	0.34
Mortgage-Backed Securities Fund	607	0.03

D.  Derivatives — Core Plus Bond Fund uses instruments including futures, foreign currency contracts, options, swaps and other derivatives, in connection with its respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Fund can invest; to hedge portfolio investments or to generate income or gain to the Fund. Core Plus Bond Fund also uses derivatives to manage duration; sector and yield curve exposures; and credit and spread volatility. The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives’ counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Notes D.(1). — D.(3). below describe the various derivatives used by the Fund.

(1). Futures — Core Plus Bond Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. Core Plus Bond Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   235

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

Use of long futures contracts subject the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(2). Swaps — Core Plus Bond Fund engages in various swap transactions, including credit default swaps, to manage credit risks within the respective portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows or assets, at specified, future intervals.

Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Credit Default Swaps

Core Plus Bond Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represent some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(3). Forward Foreign Currency Exchange Contracts

Core Plus Bond Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

236   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

(4). Summary of Derivatives Information

The following tables present the value of derivatives held as of August 31, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of August 31, 2010

Core Plus Bond Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$9	$—	$—
Foreign exchange contracts	Receivables	—	42	—
Total		$9	$42	$—

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(6)	$—	$—
Foreign exchange contracts	Payables	—	(29)	—
Credit contracts	Payables	—	—	(106)
Total		$(6)	$(29)	$(106)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended August 31, 2010, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statements of Operations for the Six Months Ended August 31, 2010

Core Plus Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$62	$—	$—	$62
Foreign exchange contracts	—	(2)	—	(2)
Credit contracts	—	—	10	10
Total	$62	$(2)	$10	$70

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(1)	$—	$—	$(1)
Foreign exchange contracts	—	15	—	15
Credit contracts	—	—	(30)	(30)
Total	$(1)	$15	$(30)	$(16)

The Fund’s derivatives contracts held at August 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   237

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

Derivatives Volume

The table below discloses the volume of the Fund’s derivatives activities during the reporting period March 1, 2010 through August 31, 2010 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivatives-related gains and losses associated with volume activity.

Core Plus Bond Fund
Futures Contracts:
Average Notional Balance Long	$1,205
Average Notional Balance Short	678
Ending Notional Balance Long	4,047
Ending Notional Balance Short	1,729

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	330
Average Settlement Value Sold	522
Ending Settlement Value Purchased	1,283
Ending Settlement Value Sold	2,182

Credit Default Swaps:
Average Notional Balance—Buy Protection	—
Average Notional Balance—Sell Protection	1,000
Ending Notional Balance—Buy Protection	—
Ending Notional Balance—Sell Protection	1,000

E. Loan Participations and Assignments — Core Plus Bond Fund and High Yield Fund invest in loan participations and assignments of all or a portion of the loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Funds’ rights may be more limited than the lender from which it acquired the assignment and the Funds may be able to enforce their rights only through an administrative agent. As a result, the Funds assume the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Funds could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid, when purchased, may become illiquid.

F. Unfunded Commitments — Core Plus Bond Fund and High Yield Fund entered into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of their normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan participation or assignment (Note 2.E.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported in the Statements of Assets and Liabilities. The Funds segregate security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At August 31, 2010, the Core Plus Bond Fund and High Yield Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

Core Plus Bond Fund

					Commitment
Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Amount	Value
General Growth Properties, Inc.*	Revolving Credit Commitment	2/24/10	1.250%	1.250%	$5	$5

High Yield Fund

					Commitment
Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Amount	Value
General Growth Properties, Inc.*	Revolving Credit Commitment	2/24/10	1.250%	1.250%	$294	$308

*	Security in default.

238   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

H. Securities Lending — Each Fund (except Limited Duration Bond Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), in order to generate additional income. JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Core Bond Fund, High Yield Fund and Short Duration Bond Fund also hold approved investments in variable asset-backed securities that were made prior to February 9, 2010. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended August 31, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Core Bond Fund	$154
Core Plus Bond Fund	17
High Yield Fund	176
Short Duration Bond Fund	162

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At August 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Instruments
Core Bond Fund	$107,942	$109,983	$(148)	$109,835
Core Plus Bond Fund	27,007	27,660	—	27,660
High Yield Fund	221,567	228,086	(160)	227,926
Short Duration Bond Fund	73,204	74,663	(74)	74,589

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   239

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Core Bond Fund	$72
Core Plus Bond Fund	8
High Yield Fund	84
Short Duration Bond Fund	78

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the six months ended August 31, 2010 (amounts in thousands):

Lending Agent Fee Incurred
Core Bond Fund	$33
Core Plus Bond Fund	3
High Yield Fund	35
Short Duration Bond Fund	36

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

N. Equalization — Short Term Bond Fund II uses the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on

240   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

O. Redemption Fees — Generally, shares of the High Yield Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the High Yield Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Fund	0.65
Limited Duration Bond Fund	0.25
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Short-Term Bond II Fund	0.25
Treasury & Agency Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months August 31, 2010, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C, Class M and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Class M	Class R2
0.25%	0.75%	0.75%	0.35%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Core Bond Fund	$164		$61
Core Plus Bond Fund	7		2
Government Bond Fund	52		102
High Yield Fund	29		6
Limited Duration Bond Fund	—	(a)	—	(a)
Mortgage-Backed Securities Fund	—	(a)	—
Short Duration Bond Fund	5		5
Short-Term Bond II Fund	—	(a)	—
Treasury & Agency Fund	3		15

(a)	Amount rounds to less than $1,000.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   241

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R2	Class R5	Institutional Class	Select Class
Core Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Core Plus Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a	0.10%	0.25
Government Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.25
High Yield Fund	0.25	0.25	0.25	n/a	0.25	0.05	n/a	0.25
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.25	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.25
Short-Term Bond II Fund	0.25	n/a	n/a	0.25%	n/a	n/a	n/a	0.25
Treasury & Agency Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R2	Class R5	Institutional Class	Select Class	Ultra
Core Bond Fund	0.75%	1.40%	1.40%	n/a	1.00%	0.53%	n/a	0.58%	0.40%
Core Plus Bond Fund	0.75	1.40	1.40	n/a	1.17	n/a	0.49%	0.65	0.40
Government Bond Fund	0.75	1.48	1.48	n/a	1.00	n/a	n/a	0.55	n/a
High Yield Fund	1.15	1.80	1.80	n/a	1.40	0.86	n/a	0.90	0.81
Limited Duration Bond Fund	0.70	1.20	1.20	n/a	n/a	n/a	n/a	0.45	0.44
Mortgage-Backed Securities Fund	0.65	n/a	n/a	n/a	n/a	n/a	n/a	0.40	0.25
Short Duration Bond Fund	0.80	1.30	1.30	n/a	n/a	n/a	n/a	0.55	0.44
Short-Term Bond II Fund	0.75	n/a	n/a	1.00%	n/a	n/a	n/a	0.50	n/a
Treasury & Agency Fund	0.70	1.20	n/a	n/a	n/a	n/a	n/a	0.45	n/a

The contractual expense limitation agreements were in effect for the six months ended August 31, 2010. The contractual expense limitation percentages in the table above are in place until at least June 30, 2011.

242   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

For the six months ended August 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$4,446	$—	$5,479	$9,925
Core Plus Bond Fund	219	303	158	680
Government Bond Fund	1	34	1,266	1,301
High Yield Fund	—	217	4,636	4,853
Limited Duration Bond Fund	220	148	88	456
Mortgage-Backed Securities Fund	2,027	231	328	2,586
Short Duration Bond Fund	1,646	412	—	2,058
Short-Term Bond II Fund	68	—	58	126
Treasury & Agency Fund	—	16	652	668

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$155	$—	$—	$155
Government Bond Fund	—	36	228	264
Limited Duration Bond Fund	1	1	—	2
Short Duration Bond Fund	556	138	—	694

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the six months ended August 31, 2010 were as follows (excluding the reimbursement disclosed in Note 2.H. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Core Bond Fund	$1,186
Core Plus Bond Fund	110
Government Bond Fund	78
High Yield Fund	233
Limited Duration Bond Fund	57
Mortgage-Backed Securities Fund	130
Short Duration Bond Fund	336
Short-Term Bond II Fund	1
Treasury & Agency Fund	8

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officers’ fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2010, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   243

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

An affiliate of JPMCB made a payment of approximately $47,000 and will make a payment of approximately $62,000 to the High Yield Fund, relating to operational errors.

4. Investment Transactions

During the six months ended August 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$3,136,122	$1,473,654	$1,691,448	$250,112
Core Plus Bond Fund	372,858	110,771	88,645	5,412
Government Bond Fund	96,631	58,781	—	6,750
High Yield Fund	2,466,883	1,325,569	—	—
Limited Duration Bond Fund	70,621	44,048	—	—
Mortgage-Backed Securities Fund	577,233	215,712	21,758	22,184
Short Duration Bond Fund	2,390,358	1,215,445	1,210,987	423,980
Short-Term Bond II Fund	17,459	24,875	10,666	8,387
Treasury & Agency Fund	5,011	5,468	63,962	80,366

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$17,052,746	$1,111,400	$90,990	$1,020,410
Core Plus Bond Fund	1,812,759	118,421	36,438	81,983
Government Bond Fund	1,424,941	156,953	1,528	155,425
High Yield Fund	7,088,924	475,198	179,281	295,917
Limited Duration Bond Fund	418,851	5,265	56,136	(50,871)
Mortgage-Backed Securities Fund	2,017,416	131,065	27,269	103,796
Short Duration Bond Fund	9,599,239	187,375	21,923	165,452
Short-Term Bond II Fund	94,464	2,150	169	1,981
Treasury & Agency Fund	492,881	16,191	—	16,191

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

244   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for High Yield Fund, Short Duration Fund and Treasury & Agency Fund.

In addition J.P. Morgan Investor Funds, which are affiliated funds and funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
Core Plus Bond Fund	43.49%
Government Bond Fund	17.63
Limited Duration Bond Fund	39.38

Additionally, Short Term Bond Fund II has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The High Yield Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. The High Yield Fund invests at least 80% of its net assets in such investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Funds’ (except High Yield Fund and Treasury & Agency Fund) investments are comprised of asset-backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Funds are subject to the risk that should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deems to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The Core Plus Bond Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were a series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   245

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which was distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus the Reduced Rates are no longer in effect.

9. Business Combinations

On February 18, 2009, the Board of Trustees of JPM II approved management’s proposal to merge JPMorgan Intermediate Bond Fund (“Intermediate Bond Fund” or “JPM II Target Fund”) into JPMorgan Core Bond Fund (“Core Bond Acquiring Fund”). On the same date the Boards of Trustees of JPM II and JPMorgan Trust I (“JPM I”) approved management’s proposal to merge JPMorgan Bond Fund (“Bond Fund” or “JPM I Target Fund”), a fund of JPM I, into JPMorgan Core Plus Bond Fund (“Core Plus Bond Acquiring Fund”). The Agreement and Plan of Reorganization with respect to Intermediate Bond Fund was approved by Intermediate Bond Fund’s shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to Bond Fund was approved by Bond Fund’s shareholders at a special meeting of shareholders held on June 22, 2009. The purpose of the transactions was to combine the portfolios with comparable investment objectives and strategies.

The reorganizations were effective after the close of business on June 26, 2009. Each Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B, Class C, Select Class and Ultra shareholders of Intermediate Bond Fund received a number of shares of the corresponding class in Core Bond Acquiring Fund with a value equal to their holdings in Intermediate Bond Fund as of the close of business on the date of the reorganization. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B, Class C, Institutional Class, Select Class and Ultra shareholders of Bond Fund received a number of shares of the corresponding Class in Core Plus Bond Acquiring Fund with a value equal to their holdings in Bond Fund as of the close of business on the date of the reorganization. The investment portfolios of Intermediate Bond Fund with a fair value of $871,833 and identified cost of $860,996 as of the date the reorganization were the principal assets acquired by the Core Bond Acquiring Fund. The investment portfolios of Bond Fund with a fair value of $87,385 and identified cost of $91,807 as of the date the reorganization were the principal assets acquired by the Core Plus Bond Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

246   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Intermediate Bond Fund				$10,837
Class A	9,994	$105,525	$10.56
Class B	3,496	36,304	10.39
Class C	3,979	41,325	10.39
Select Class	54,611	576,149	10.55
Ultra	10,006	105,588	10.55

Acquiring Fund
Core Bond Fund				99,832
Class A	171,321	1,865,195	10.89
Class B	9,010	98,011	10.88
Class C	73,514	804,101	10.94
Class R2	95	1,026	10.88
Class R5	24,389	265,127	10.87
Select Class	322,376	3,506,978	10.88
Ultra	80,311	873,971	10.88

Post Reorganization
Core Bond Fund				110,669
Class A	181,014	1,970,720	10.89
Class B	12,347	134,315	10.88
Class C	77,293	845,426	10.94
Class R2	94	1,026	10.88
Class R5	24,389	265,127	10.87
Select Class	375,337	4,083,127	10.88
Ultra	90,014	979,561	10.88

Expenses related to the reorganization were incurred by the Target Fund. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Bond Fund				$(4,422)
Class A	1,532	$10,165	$6.64
Class B	370	2,437	6.59
Class C	770	5,095	6.62
Institutional Class	2,409	15,799	6.56
Select Class	4,674	30,681	6.56
Ultra	3,131	20,544	6.56

Acquiring Fund
Core Plus Bond Fund				(31,503)
Class A	10,030	74,360	7.41
Class B	751	5,593	7.45
Class C	5,031	37,449	7.44
Class R2	8	56	7.42
Institutional Class	5	40	7.42
Select Class	98,313	728,499	7.41
Ultra	3,859	28,582	7.41

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   247

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (Unaudited) (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Post Reorganization
Core Plus Bond Fund				$(35,925)
Class A	11,401	$84,525	$7.41
Class B	1,078	8,030	7.45
Class C	5,715	42,544	7.44
Class R2	8	56	7.42
Institutional Class	2,134	15,839	7.42
Select Class	102,454	759,180	7.41
Ultra	6,633	49,126	7.41

Expenses related to the reorganization were incurred by the Target Fund. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

10. Transfers-In-Kind

During the six months ended August 31, 2010, certain shareholders of Short Duration Bond Fund purchased Ultra Shares and the Short Duration Bond Fund received portfolio securities primarily by means of a subscription-in-kind for Ultra Shares of the Short Duration Bond Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
Short Duration Bond Fund	07/28/10	$11,698	Subscription in-kind

During the year ended February 28, 2010, certain shareholders of Core Plus Bond Fund purchased Ultra Shares and the Core Plus Bond Fund received portfolio securities primarily by means of a subscription in-kind for Ultra Shares of the Core Plus Bond Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
Core Plus Bond Fund	04/28/09	$2,249	Subscription in-kind

During the year ended February 28, 2010, certain shareholders of High Yield Fund purchased Select Class Shares and the High Yield Fund received portfolio securities primarily by means of a subscription in-kind for Select Class Shares of the High Yield Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
High Yield Fund	03/30/09	$4,090	Subscription in-kind

Pursuant to procedures approved by the Board of Trustees, on June 29, 2009, certain shareholders of the Limited Duration Bond Fund redeemed Ultra Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities (amounts in thousands):

Limited Duration Bond Fund	Value	Realized Losses	Type
Ultra Shares	$107,423	$(31,903)	Redemption in-kind

248   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2010, and continued to hold your shares at the end of the reporting period, August 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid March 1, 2010 to August 31, 2010*	Annualized Expense Ratio
Core Bond Fund
Class A
Actual	$1,000.00	$1,056.60	$3.84	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class B
Actual	1,000.00	1,053.20	7.19	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class C
Actual	1,000.00	1,053.00	7.19	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R2
Actual	1,000.00	1,054.50	5.07	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,058.30	2.28	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Select Class
Actual	1,000.00	1,057.60	2.96	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Ultra
Actual	1,000.00	1,058.60	2.02	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   249

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid March 1, 2010 to August 31, 2010*	Annualized Expense Ratio
Core Plus Bond Fund
Class A
Actual	$1,000.00	$1,064.30	$3.85	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class B
Actual	1,000.00	1,060.60	7.22	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class C
Actual	1,000.00	1,060.90	7.22	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R2
Actual	1,000.00	1,062.30	5.93	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

Institutional Class
Actual	1,000.00	1,067.10	2.50	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
Select Class
Actual	1,000.00	1,065.00	3.33	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Ultra
Actual	1,000.00	1,066.20	1.98	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38

Government Bond Fund
Class A
Actual	1,000.00	1,071.90	3.86	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class B
Actual	1,000.00	1,067.90	7.66	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class C
Actual	1,000.00	1,069.10	7.67	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class R2
Actual	1,000.00	1,071.70	5.17	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Select Class
Actual	1,000.00	1,074.40	2.46	0.47
Hypothetical	1,000.00	1,022.84	2.40	0.47

250   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

	Beginning Account Value, March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid March 1, 2010 to August 31, 2010*	Annualized Expense Ratio
High Yield Fund
Class A
Actual	$1,000.00	$1,055.20	$5.91	1.14%
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class B
Actual	1,000.00	1,053.00	9.26	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class C
Actual	1,000.00	1,053.20	9.26	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class R2
Actual	1,000.00	1,055.40	7.20	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R5
Actual	1,000.00	1,058.10	4.41	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,057.70	4.62	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Ultra
Actual	1,000.00	1,058.30	4.15	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

Limited Duration Bond Fund
Class A
Actual	1,000.00	1,051.30	3.46	0.67
Hypothetical	1,000.00	1,021.83	3.41	0.67
Class B
Actual	1,000.00	1,049.00	6.04	1.17
Hypothetical	1,000.00	1,019.31	5.96	1.17
Class C
Actual	1,000.00	1,047.90	6.04	1.17
Hypothetical	1,000.00	1,019.31	5.96	1.17
Select Class
Actual	1,000.00	1,052.70	2.17	0.42
Hypothetical	1,000.00	1,023.09	2.14	0.42
Ultra
Actual	1,000.00	1,053.60	1.14	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22

Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	1,051.60	3.31	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Select Class
Actual	1,000.00	1,051.90	2.02	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39
Ultra
Actual	1,000.00	1,053.60	1.24	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   251

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid March 1, 2010 to August 31, 2010*	Annualized Expense Ratio
Short Duration Bond Fund
Class A
Actual	$1,000.00	$1,016.70	$4.01	0.79%
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class B
Actual	1,000.00	1,014.80	6.55	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class C
Actual	1,000.00	1,014.00	6.55	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Select Class
Actual	1,000.00	1,017.90	2.75	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Ultra
Actual	1,000.00	1,019.10	1.48	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29

Short Term Bond Fund II
Class A
Actual	1,000.00	1,013.60	3.81	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class M
Actual	1,000.00	1,012.30	5.07	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	1,015.00	2.54	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Treasury & Agency Fund
Class A
Actual	1,000.00	1,014.80	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class B
Actual	1,000.00	1,012.90	6.09	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Select Class
Actual	1,000.00	1,016.10	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

252   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to the Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, who became the investment adviser for the Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   253

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund, and Treasury & Agency Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Short Term Bond Fund II had prepared an

254   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2009, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Core Plus Bond Fund’s performance was in the second, third and second quintiles for Class A and in the second quintile for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Government Bond Fund’s performance was in the third, second and first quintiles for Class A and in the third, first and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the High Yield Fund’s performance was in the third, first and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Limited Duration Bond Fund’s performance was in the first, fifth and fifth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Fixed Income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Mortgage-Backed Securities Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

AUGUST 31, 2010        J.P. MORGAN INCOME FUNDS   255

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

The Trustees noted that the Short Duration Bond Fund’s performance was in the second quintile for each period for Class A shares and in the second, second and first quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

The Trustees noted that the Short Term Bond Fund II’s performance was in the fourth, fifth and fifth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the fixed income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Treasury & Agency Fund’s performance was in the first, third and third quintiles for Class A shares and in the first, second and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Core Plus Bond Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Government Bond Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the High Yield Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile and that the actual total expenses for Class A and Select shares were in the third and fourth quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Limited Duration Bond Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mortgage-Backed Securities Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Short Duration Bond Fund’s net advisory fee for Class A and Select Class shares were in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their respective Universe Group. After considering

256   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2010

the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Short Term Bond Fund II’s net advisory fee for Class A and Select Class shares were in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Treasury & Agency Fund’s net advisory fee for Class A and Select Class shares were in the second and third quintiles, respectively, and the actual total expenses for both Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. August 2010.	SAN-INC2-810

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

 (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

 (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:

/s/_____________________________

Patricia A. Maleski

President and Principal Executive Officer

November 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

Patricia A. Maleski

President and Principal Executive Officer

November 8, 2010

By:

/s/____________________________

Joy C. Dowd

Treasurer and Principal Financial Officer

November 8, 2010